As filed with the Securities and Exchange Commission on April 15, 2008

Registration No. 333-61135

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

SEC File # 811-5563

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 38	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 193	☒

PACIFIC SELECT EXEC SEPARATE ACCOUNT OF
PACIFIC LIFE INSURANCE COMPANY

(Exact Name of Registrant)

PACIFIC LIFE INSURANCE COMPANY

(Name of Depositor)

700 Newport Center Drive
P.O. Box 9000
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Office)

(949) 219-7286
(Depositor’s Telephone Number, including Area Code)

Charlene Grant
Assistant Vice President
Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 9000
Newport Beach, California 92660
(Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2008 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on ___________________ pursuant to paragraph (a)(1)

If appropriate, check the following box:

☐	This post-effective amendment designates a new date for a previously filed post-effective amendment. Such effective date shall be ____________________.

Title of securities being registered: interests in the Separate Account under M’s Versatile Product Flexible Premium Variable Life Insurance Policies.

Filing fee: None

M’S VERSATILE
PRODUCT® PROSPECTUS MAY 1, 2008
M’s Versatile Product is a flexible premium variable life insurance policy issued by Pacific Life Insurance Company.
• Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.
• Variable means the Policy’s value depends on the performance of the Investment Options you choose.
• Life insurance means the Policy provides a Death Benefit to the Beneficiary you choose.
This prospectus provides information that you should know before buying a Policy. It’s accompanied by the current prospectuses for the Funds that provide the underlying portfolios for the Variable Investment Options offered under the Policy. The Variable Investment Options are funded by the Pacific Select Exec Separate Account of Pacific Life. Please read these prospectuses carefully and keep them for future reference.
Here’s a list of the Investment Options available under your policy:
VARIABLE INVESTMENT OPTIONS
Pacific Select Fund

Small-Cap Growth International Value Long/Short Large-Cap International Small-Cap Equity Index Small-Cap Index Diversified Research Equity American Funds® Growth- Income	American Funds® Growth Large-Cap Value Technology Short Duration Bond Floating Rate Loan Diversified Bond Growth LT Focused 30 Health Sciences	Mid-Cap Equity (formerly Mid-Cap Value) Large-Cap Growth International Large-Cap Small-Cap Value Multi-Strategy Main Street® Core Emerging Markets Money Market	High Yield Bond Managed Bond Inflation Managed Comstock Mid-Cap Growth Real Estate Small-Cap Equity

M Fund
Variable Account I: Brandes International Equity Variable Account II: Turner Core Growth	Variable Account III: Frontier Capital Appreciation Variable Account V: Business Opportunity Value

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund Class III
BlackRock Global Allocation V.I. Fund Class III

Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Portfolio Service Class 2
Fidelity VIP Freedom Income Class 2
Fidelity VIP Freedom 2010 Class 2
Fidelity VIP Freedom 2015 Class 2
Fidelity VIP Freedom 2020 Class 2
Fidelity VIP Freedom 2025 Class 2
Fidelity VIP Freedom 2030 Class 2
Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Value Strategies Portfolio Service Class 2

Janus Aspen Series
International Growth Portfolio Service Class
INTECH Risk-Managed Core Portfolio Service Class
Mid Cap Growth Portfolio Service Class
Lazard Retirement Series, Inc.
US Strategic Equity

Legg Mason Partners Variable Equity Trust
Legg Mason Partners Variable Aggressive Growth Portfolio – Class II
Legg Mason Partners Variable Mid Cap Core Portfolio – Class II

MFS® Variable Insurance Trust
MFS New Discovery Series Fund Service Class
MFS Utilities Series Service Class

Premier VIT
OpCap Small Cap Portfolio

T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio – II
T. Rowe Price Equity Income Portfolio – II

Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets Fund
FIXED OPTIONS
Fixed Account
Fixed LT Account
This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the Policy.
The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.
You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Policy for its investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.
A life insurance policy may be appropriate if you are looking to provide a death benefit for family members or others or to help meet other long-term financial objectives. Discuss with your qualified investment professional whether a variable life insurance policy, optional benefits and underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and relevant information. Together you can decide if a variable life insurance policy is right for you.
Pacific Life does not provide legal or tax advice. Any statement contained in this communication is not intended or written to be legal or tax advice, nor may it be used for the purpose of avoiding any tax penalties that may be imposed on the taxpayer. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

YOUR GUIDE TO THIS PROSPECTUS
2

BENEFITS AND RISKS OF M’S VERSATILE PRODUCT
This overview tells you some key things you should know about your Policy. It’s designed as a summary only – please read the entire prospectus and your Policy for more detailed information, or contact us or your registered representative for additional information about your Policy.
The Policy is offered for sale in all jurisdictions where we are authorized to do business and where the Policy is approved by the appropriate insurance department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. The state in which your Policy is issued governs whether or not certain features, Riders, charges and fees are allowed in your Policy. Any significant variations from the information appearing in this prospectus which are required due to individual state requirements are contained in your Policy, or provided by separate endorsement. You should refer to your Policy for these state specific features.
 Benefits of your policy
 Flexibility
The Policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

•	choose the timing, amount and frequency of premium payments

•	change the Death Benefit Option

•	increase or decrease the Policy’s Face Amount

•	change the Beneficiary

•	change your investment selections.
 Death Benefit
The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit is the minimum Death Benefit that we must pay to ensure that your Policy qualifies as life insurance.
You may choose one of three Death Benefit Options:

•	Option A – your Death Benefit will be the Face Amount of your Policy.

•	Option B – your Death Benefit will be the Face Amount of your Policy plus its Accumulated Value.

•	Option C – your Death Benefit will be the Face Amount of your Policy plus the total premiums you’ve paid minus any withdrawals or distributions made.
You may choose between two ways to calculate the Guideline Minimum Death Benefit:

•	Cash Value Accumulation Test – generally does not limit the amount of premiums you can pay into your Policy.

•	Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the Guideline Minimum Death Benefit will generally be smaller than under the Cash Value Accumulation Test.
The test you choose will generally depend on the amount of premiums you want to pay relative to your desired Death Benefit.
 Accumulated Value
Accumulated Value is the value of your Policy on any Business Day. It is not guaranteed – it depends on the performance of the Investment Options you’ve chosen, the timing and amount of premium payments you’ve made, Policy charges, and how much you’ve borrowed or withdrawn from the Policy.
You can access your Accumulated Value in several ways:

•	Withdrawals – you can withdraw part of your Policy’s Net Cash Surrender Value.

•	Loans – you can take out a loan from us using your Policy’s Accumulated Value as security.
3

BENEFITS AND RISKS OF M’S VERSATILE PRODUCT

•	Surrender – you can surrender or cash in your Policy for its Net Cash Surrender Value while the Insured is alive.

•	Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your Policy’s Beneficiary can use Death Benefit proceeds to buy an income benefit.
 Investment Options
You can choose to allocate your net premiums and Accumulated Value among a selection of Variable Investment Options, each of which invests in a corresponding portfolio of various underlying Funds. The Policy also offers two Fixed Options, both of which provide a guaranteed minimum rate of interest.
You can transfer among the Investment Options during the life of your Policy without paying any current income tax. There is currently no charge for transfers.
 Tax Benefits
Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds. You’ll also generally not be taxed on any or all of your Policy’s Accumulated Value unless you receive a cash distribution.
Risks of your policy
 Long-term Financial Planning
This Policy is designed to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Taking a withdrawal or surrendering your Policy may incur charges. See the Fee Tables and your Policy for charges assessed when withdrawing from or surrendering your Policy.
Please discuss your insurance needs and financial objectives with your registered representative.
 Premium Payments
Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances.
 Lapse
Your Policy stays In Force as long as you have sufficient Accumulated Value to cover your monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you’ll no longer have any insurance coverage. There are costs associated with reinstating a lapsed Policy.
There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your registered representative.
 Investment Performance
Each Variable Investment Option invests in a corresponding portfolio of an underlying Fund, as detailed in Your Investment Options. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any Variable Investment Option you choose.
See each Fund’s prospectus for more information on the underlying portfolios and their individual risks.
4

 Withdrawals and Loans
Making a withdrawal or taking out a loan may:

•	change your Policy’s tax status

•	reduce your Policy’s Face Amount

•	reduce your Policy’s Death Benefit

•	reduce the Death Benefit Proceeds paid to your Beneficiary

•	make your Policy more susceptible to lapsing.
Be sure to plan carefully before using these Policy benefits.
Your Policy’s withdrawal feature is not available until your first Policy Anniversary.
 Tax Consequences of Withdrawals, Surrenders and Loans
You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt.
If your Policy is a Modified Endowment Contract, all distributions you receive during the life of the Policy may be subject to tax and a 10% penalty.
There are other tax issues to consider when you own a life insurance policy. These are described in more detail in Variable Life Insurance and Your Taxes.
5

FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.
 Transaction fees

This table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED

Maximum sales load imposed on premiums	Upon receipt of premium	3.5% of premium

Premium based tax charges[1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium

Maximum surrender charge	Upon full surrender of policy if any Coverage Segment has been in effect for less than 10 Policy Years	$0.26–$5.71 per $1,000 of Face Amount[2]

Charge at end of Policy Year 1 for a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A		$1.88 per $1,000 of Face Amount

Withdrawal charge	Upon partial withdrawal of Accumulated Value	$25 per withdrawal

Transfer fees	Upon transfer of Accumulated Value between Investment Options	$50 per transfer[3]

OPTIONAL BENEFITS

Accelerated Living Benefits Rider[4]	At exercise of benefit	$150

ADMINISTRATIVE AND UNDERWRITING SERVICE FEES[5]

Substitution of Insured	Upon request for substitution of Insured	$100

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate Policy	Upon request of duplicate Policy[6]	$50

Illustration request	Upon request of Policy Illustration in excess of 1 per year	$25

Face Amount increase	Upon effective date of requested Face Amount increase	$100

Death Benefit Option change	Upon request for Death Benefit Option change	$100

Risk Class change	Upon request for Risk Class change	$100[7]

Adding or increasing an optional Rider	Upon approval of specific request	$100

1	We do not expect to increase the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

2	The surrender charge is based on the Age and Risk Class of the Insured, as well as the Death Benefit Option you choose. The surrender charge reduces to $0 after 10 years from the effective date of each Coverage Segment. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your registered representative for information on this charge for your Policy. The surrender charge and maximum surrender charge for your Policy will be stated in the Policy Specifications.

3	There is no charge currently imposed upon a transfer.

4	The Rider is briefly described under The Death Benefit: Optional Riders and more information appears in the SAI.

5	We do not currently charge administrative or underwriting service fees.

6	Certificate of Coverage is available without charge.

7	We charge a maximum of $50 for a request for Risk Class change on Policies issued on or before April 30, 2004.
6

 Periodic charges other than Fund operating expenses

This table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. The charges include those for individuals in a nonstandard risk category, if applicable.

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Cost of Insurance[1,2] Minimum and maximum	Monthly Payment Date	$0.03–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.03–$21.68 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.07 per $1,000 of a discounted net amount at risk	Same

Administrative charge[2]	Monthly Payment Date	$7.50	Same

Mortality and expense risk Face amount charge[3] Minimum and maximum	Monthly Payment Date, beginning on effective date of each Coverage Segment	$0.06–$1.23 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.36 per $1,000 of Coverage Segment	Same

Asset charge[2]	Monthly Payment Date	0.45% annually (0.0375% monthly) of first $25,000 of Accumulated Value in Investment Options, plus 0.05% annually (0.0042% monthly) of Accumulated Value in excess of $25,000 in Investment Options	0.40% annually (0.0333% monthly) of first $25,000 of Accumulated Value in Investment Options, and 0% of Accumulated Value in excess of $25,000 in Investment Options

Loan interest charge	Policy Anniversary	3.25% of Policy’s Loan Account balance annually[4]	Same

OPTIONAL BENEFITS, Minimum and Maximum[5]

Accidental Death Rider	Monthly Payment Date	$0.05–$0.18 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.10 per $1,000 of Coverage Segment	Same

Accounting Benefit Rider
Cost of insurance	Monthly Payment Date	$0.03–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.03–$21.68 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.07 per $1,000 of a discounted Net Amount At Risk	$0.07 per $1,000 of Coverage Segment

Mortality and expense risk face amount charge	Monthly Payment Date	$0–$4.70 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue[6]		$0 per $1,000 of Coverage Segment	Same
7

FEE TABLES

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Annual Renewable Term Rider
Cost of insurance	Monthly Payment Date	$0.06–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.03–$22.92 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.38 per $1,000 of a discounted Net Amount At Risk	$0.07 per $1,000 of a discounted Net Amount At Risk

Mortality and expense risk face amount charge	Monthly Payment Date	$0.06–$1.23 per $1,000 of Coverage Segment	$0

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.36 per $1,000 of Coverage Segment	$0

Annual Renewable and Convertible Term Rider	Monthly Payment Date	$0.06–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.03–$22.92 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a female preferred non-smoker who is Age 45 at Policy issue		$0.30 per $1,000 of a discounted Net Amount At Risk	$0.05 per $1,000 of a discounted Net Amount At Risk

Children’s Term Rider	Monthly Payment Date	$1.05 per $1,000 of Coverage Segment	Same

Disability Benefit Rider	Monthly Payment Date	$0.40–$1.00 per $10 of Monthly Benefit	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.45 per $10 of monthly benefit	Same

Guaranteed Insurability Rider	Monthly Payment Date	$0.10–$0.29 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 35 at Policy issue[7]		$0.28 per $1,000 of Coverage Segment	Same

Waiver of Charges Rider	Monthly Payment Date	$0.04–$0.55 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.07 per $1,000 of Coverage Segment	Same

1	Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications pages will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your registered representative or us. Also, before you purchase the Policy, you may request personalized Illustrations of your future benefits under the Policy based upon the Insured’s Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated per $1.00 of Coverage Segment.

2	When the Insured reaches Age 100, this charge is reduced to $0.

3	The mortality and expense risk face amount charge rate is based on the Age and Risk Class of the Insured and the Face Amount on the Policy Date. It also varies with the Death Benefit Option you choose. Each Coverage Segment will have a corresponding face amount charge related to the amount of the increase, based on the Age and Risk Class of the Insured at the time of the increase. The charge is level for 10 Policy Years from the effective date of the Coverage Segment, then is reduced in Policy Year 11 and thereafter. The mortality and expense risk face amount charges shown in the table may not be typical of the charges you will pay. Ask your registered representative for information regarding this charge for your Policy. The mortality and expense risk face amount charge for your Policy will be stated in the Policy Specifications.

4	Interest owing on the amount you borrow accrues daily at the annual rate. Interest accrued during a Policy Year is due on your Policy Anniversary. If you do not pay interest when due, we transfer an amount equal to the interest that was due from your Accumulated Value and add it to your loan. Loan interest not paid begins accruing interest on the day it is due.

5	Riders are briefly described under The Death Benefit: Optional Riders and more information appears in the SAI. Except for the Childrens Term Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Ask your registered representative for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

6	The Accounting Benefit Rider mortality and expense risk face amount charge for this sample Policy is $0/month per $1,000 of Coverage Segment in Policy Year 1, and the charge/month per $1,000 increases as follows: $0.09 in Policy Year 2; $0.17 in Policy Year 3; $0.25 in Policy Year 4; $0.33 in Policy Year 5; $0.41 in Policy Year 6; $0.50 in Policy Year 7; $0.58 in Policy Year 8; $0.66 in Policy Year 9; and $0.74 in Policy Year 10. The guaranteed charge reduces to $0.17/month in Policy Year 11 and thereafter. We currently charge $0 in Policy Year 11 and thereafter.

7	Guaranteed Insurability Rider is only available to Insureds age 37 and under at Policy issue.
8

 Total annual Fund operating expenses1
This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you pay indirectly during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) charged by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2007, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.
Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.25%	4.21%

	Minimum	Maximum

Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.25%	1.54%

1	Pacific Life Fund Advisors, LLC, adviser to Pacific Select Fund, and M Financial Investment Advisers, adviser to M Fund, and other advisers to the Funds and/or other service providers to the other Funds have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2008. There can be no assurance that expense waivers or reimbursement contracts will be extended beyond their current terms, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding annual operating expenses of that Fund.
9

TERMS USED IN THIS PROSPECTUS
In this prospectus, you and your mean the policyholder or Owner. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Fund, or, collectively, the Funds, refer to one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy. Policy means a M’s Versatile Product variable life insurance policy, unless we state otherwise.
We’ve tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We’ve identified some of these below.
If you have any questions, please ask your registered representative or call us at 1-800-800-7681.
Accumulated Value – the total amount of your Policy’s value allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account, on any Business Day.
Age – at issue, the Insured’s Age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.
Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.
Business Day – any day that the New York Stock Exchange and our Life Insurance Operations Center are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation date in your Policy.
Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.
Cash Value Accumulation Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(b) of the Tax Code.
Class – a subgroup of Insureds determined by a number of factors, including the Age, Risk Class, smoking status and gender (unless unisex rates are required) of the Insured, and the Policy Date and duration.
Coverage Segment – refers separately to the initial Face Amount and any increase in Face Amount.
Death Benefit – the amount which is payable on the date of the Insured’s death.
Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Insured’s death, adjusted as provided in the Policy.
Death Benefit Qualification Test – determines what the minimum Guideline Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.
Face Amount – the minimum Death Benefit for so long as your Policy remains In Force. The Face Amount may be increased or decreased under certain circumstances.
Fixed Options – the Fixed Account and Fixed LT Account, which are part of our General Account.
Free Look Right – your right to cancel (or refuse) your Policy and return it for a refund.
Free Look Transfer Date – for Policies issued in states that require return of premium if the Free Look Right is exercised, the day we transfer Accumulated Value from the Money Market Investment Option to the Investment Options you chose.
General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.
Guideline Minimum Death Benefit – the minimum Death Benefit needed for the Policy to qualify as life insurance under Section 7702 of the Tax Code.
Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.
Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.
10

Illustration – a display of Policy benefits based upon the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit, premium payments, and historical or hypothetical gross rate of return.
In Force – the status of a Policy when all requirements are met to provide a Death Benefit upon the death of the Insured.
Investment Option – a Variable Investment Option or Fixed Option.
Insured – the person on whose life the Policy is issued.
Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.
Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.
Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it’s the same day each month thereafter.
Net Amount At Risk – the difference between the Death Benefit payable if the Insured died and the Accumulated Value of your Policy.
Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.
Net Premium – premium paid less any premium load deducted.
Net Single Premium – the amount of premium needed to fund future benefits under the Policy as specified in the Cash Value Accumulation Test.
Owner – the person named on the application who makes the decisions about the Policy and its benefits while it’s In Force. Two or more Owners are called Joint Owners.
Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.
Policy Date – the date used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries. The term “Issue Date” is substituted for Policy Date for Policies issued in Massachusetts.
Policy Debt – the amount in the Loan Account, plus any interest you owe.
Policy Specifications – summarize information specific to your Policy at the time the Policy is issued. We’ll send you updated Policy Specification pages if you change your Policy’s Face Amount or any of the Policy’s other benefits.
Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.
Riders – provide extra benefits, some at additional cost.
Risk Class – is based on the Insured’s gender, health, and tobacco use and is used to calculate certain Policy charges.
Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.
Tax Code – the Internal Revenue Code.
Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding portfolio of an underlying Fund.
Variable Investment Option – a Variable Account.
Written Request – your signed request in writing, which may be required on a form we provide, and received by us.
11

M’S VERSATILE PRODUCT BASICS
M’s Versatile Product is a flexible premium variable life insurance policy that insures the life of one person and pays Death Benefit Proceeds after that person has died.
When you buy a M’s Versatile Product life insurance Policy, you’re entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.
Issuing the Policy
Your registered representative will assist you in completing your application for the Policy. Your registered representative’s broker-dealer firm has up to 7 business days to review the application before it is sent to us. When we approve your signed application, we’ll issue your Policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. Your Policy will be sent to your registered representative for delivery to you. You will be asked to sign a policy delivery receipt. For Policy delivery status, check with your registered representative.
Our obligations to you under the Policy begin when it is In Force. We consider your Policy In Force when the following requirements are met:

•	all necessary contractual and administrative requirements are met, and

•	we receive and apply the initial premium to the Policy.
If there are any outstanding contractual or administrative requirements that prevent your Policy from being placed In Force, your registered representative will review them with you no later than when the Policy is delivered. See How Premiums Work: Your initial premium for more information.
Your Policy will be In Force until one of the following happens:

•	the Insured dies

•	the grace period expires and your Policy lapses, or

•	you surrender your Policy.
If your Policy is not In Force when the Insured dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.
Owners, the Insured, and Beneficiaries
Owners
You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.
If one of the Joint Owners dies, the surviving Owners will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you’ve given us other instructions.
You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your registered representative for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your financial advisor or a lawyer about designating ownership interests.
The Insured
This Policy insures the life of one person who is Age 90 or younger at the time you apply for your Policy, and who has given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Insured has died.
The Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. Most insurance companies use similar risk classification criteria. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it’s appropriate.
When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we’re referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.
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Beneficiaries
Here are some things you need to know about naming Beneficiaries:

•	You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

•	You can also name a contingent Beneficiary for each primary Beneficiary you name. The contingent Beneficiary will receive the Death Benefit Proceeds if the primary Beneficiary dies.

•	You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.
If no Beneficiary is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you’re no longer living, the Death Benefit Proceeds will go to your estate.
You can change your Beneficiary at any time while the Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your registered representative for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.
Your Policy Date
Your Policy Date
This is usually the later of the day we approve your Policy application or when we receive all administrative requirements needed to issue the Policy. It’s also the beginning of your first Policy Year. Your Policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your Policy Date.
The Policy Date is set so that it never falls on the 29th, 30th or 31st of any month.
You or your registered representative may request that multiple applications have the same Policy Date and be placed In Force on a common date. For multilife or employer sponsored cases, please contact your registered representative for additional details.
Backdating your Policy
You can have your Policy backdated up to six months, as long as we approve it. In Ohio, your Policy can be backdated only three months.
Backdating in some cases may lower your cost of insurance rates since these rates are based on the Age of the Insured. Your first premium payment must cover the premium load and monthly charges for the period between the backdated Policy Date and the day your Policy is issued.
Re-dating your Policy
Once your Policy is issued, you may request us to re-date your Policy. This means your Policy will have a new Policy Date. Re-dating will only be allowed back to the date money is received on your Policy, and can be the earlier of:

•	the date your Policy is delivered to you and you paid initial premium, or

•	the date we received the initial premium, if earlier than the delivery date.
If your delivery date is the 29th, 30th or 31st of any month, the Policy will be dated the 28th of that month.
If the Policy is re-dated, no Policy charges will be deducted for any period during which coverage was not provided under the terms of the Policy and all Policy charges will be calculated from the new Policy Date. There will be no coverage before the new Policy Date.
It may be disadvantageous to request that the Policy be re-dated. A new Policy Date may cause the Insured’s Age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since Policy Date, such as suicide and contestable clauses and surrender charge periods.
We will not re-date Policies that are issued with a temporary insurance premium. Policies with the Policy Date pre-determined under an employer or corporate sponsored plan may not be eligible to re-date.
13

M’S VERSATILE PRODUCT BASICS

Understanding Policy Expenses and Cash Flow (including fees and charges of Fund portfolios)
The chart to the right illustrates how cash normally flows through a M’s Versatile Product Policy.
Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.
Investment earnings will increase your Policy’s Accumulated Value, while investment losses will decrease it. The premium payments you’ll be required to make to keep your Policy In Force will be influenced by the investment results of the Investment Options you choose.
The dark shaded boxes show the fees and expenses you pay directly or indirectly under your Policy.
In some states we’ll hold your Net Premium payments in the Money Market Investment Option until the Free Look Transfer Date. Please turn to Your Free Look Right for details.

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M’S VERSATILE PRODUCT BASICS
Your Free Look Right
Your Policy provides a free look period once the Policy is delivered to you and you sign the Policy delivery receipt. During the free look period, you have the Free Look Right to cancel (or refuse) your Policy and return it to us or your registered representative for a refund.
There are special rules for the free look period in certain states. You’ll find a complete description of the free look period that applies to your Policy on the Policy’s cover sheet, or on a notice that accompanied your Policy. Generally, the free look period ends 10 days after you receive your Policy.
Some states may have a different free look period if you are replacing another life insurance policy. Please call us or your registered representative if you have questions about your Free Look Right.
The amount of your refund may be more or less than the premium payments you’ve made, depending on the state where you signed your application. We’ll always deduct any Policy Debt from the amount we refund to you.
In most states, your refund will be based on the Accumulated Value of your Policy. In these states, we’ll allocate your Net Premiums to the Investment Options you’ve chosen. If you exercise your Free Look Right, your refund will be:

•	any charges or taxes we’ve deducted from your premiums

•	the Net Premiums allocated to the Fixed Options

•	the Accumulated Value allocated to the Variable Investment Options

•	any monthly charges and fees we’ve deducted from your Policy’s Accumulated Value in the Variable Investment Options.
In some states we’re required to refund the premium payments you’ve made. If you sign your application in one of these states, we’ll hold the Net Premiums in the Money Market Investment Option until the Free Look Transfer Date. On that day, we’ll transfer the Accumulated Value in the Money Market Investment Option to the Investment Options you’ve chosen.
The Free Look Transfer Date is the latest of the following:

•	15 days after we issue your Policy

•	when we consider your Policy to be In Force.
California insureds age 60 and over
For Policies issued in the state of California, if the Insured is Age 60 or older as of the Policy effective date, the Policy’s free look period is 30 days from date of delivery. During the 30-day free look period, we’ll hold the Net Premiums in the Money Market Investment Option. On the day following the end of the 30-day free look period, we’ll automatically transfer the Accumulated Value in the Money Market Investment Option to the Investment Options you chose. This automatic transfer to your Investment Option allocation choices is excluded from the transfer limitations described later in this prospectus.
If you exercise your Free Look Right during the 30-day free look period, we will refund the premium payments you’ve made, less any Policy Debt.
You may specifically direct that, during the 30-day free look period, all Net Premiums received by us be immediately allocated to the Investment Options according to your most recent allocation instructions. You may do this:

•	on your application

•	in writing any time prior to the end of the 30-day free look period.
If you specifically request your Net Premiums be immediately allocated to the Investment Options, and you exercise your Free Look Right during the 30-day free look period, the amount of your refund may be more or less than the premium payments you’ve made. Your refund will be calculated as of the day we or your registered representative receive your request and the Policy. The refund will be:

•	any charges or taxes we’ve deducted from your premiums

•	the Net Premiums allocated to the Fixed Options

•	the Accumulated Value allocated to the Variable Investment Options

•	any monthly charges and fees we’ve deducted from your Policy’s Accumulated Value in the Variable Investment Options.
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M’S VERSATILE PRODUCT BASICS

Timing of Payments, Forms and Requests
Effective date
Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the appropriate mailing address that appears in Where To Go For More Information: How To Contact Us on the back cover of this prospectus. Any application, premium payment, form, request or any other correspondence sent to any Pacific Life address other than to the mailing address appearing in Where To Go For More Information: How To Contact Us will not be deemed received in proper order and may result in a processing delay.
Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a Business Day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we’ll process it as of the end of the next Business Day.
Other forms, notices and requests are normally effective as of the next Business Day after we receive them in proper form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them in proper form.
Proper form
We’ll process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your registered representative if you have questions about the proper form required for a request.
When we make payments and transfers
We’ll normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

•	the New York Stock Exchange closes on a day other than a regular holiday or weekend

•	trading on the New York Stock Exchange is restricted

•	an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or

•	the SEC permits a delay for the protection of policy owners.
We may delay transfers and payments from the Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We’ll pay interest at an annual rate of at least 3% on any withdrawals or surrender proceeds from the Fixed Options that we delay for 30 days or more.
Statements and Reports We’ll Send You
We send the following statements and reports to policy owners:

•	a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

•	a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

•	supplemental schedules of benefits and planned periodic premiums. We’ll send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.
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•	financial statements, at least annually or as required by law, of the Separate Account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We’ll also send you financial statements that we receive from the other Funds.
If you suspect an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible to ensure proper accounting to your Policy. We assume transactions are accurate unless you notify us otherwise within 90 days after the transaction confirmation date or, if the transaction is first confirmed on the quarterly statement, within 90 days after the quarterly statement date. All transactions are deemed final and may not be changed after the applicable 90 day period. When you write us, include your name, Policy number and a description of the suspected error.
Prospectus and Fund Report Format Authorization
Subject to availability, you may request us to deliver prospectuses, statements, and other information (“Documents”) electronically. You may also elect to receive prospectus and Fund reports on CD-ROM, via US mail service. If you wish to receive Documents electronically or via CD-ROM, you authorize us to do so by indicating this preference on the application, via telephone, or by sending us a Written Request to receive such Documents electronically. We do not charge for this service.
For electronic delivery, you must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required Documents electronically.
Telephone and Electronic Transactions
Unless you elect otherwise your signature on the application authorizes us to accept telephone and electronic instructions for the following transactions:

•	transfers between Investment Options

•	initiate the dollar cost averaging and portfolio rebalancing service

•	change future premium allocation instructions
•	initiate Policy loans.
If you apply for your Policy in Florida, or, in most states, if you applied for your Policy prior to November 1, 2006, you must elect to authorize us to accept telephone and electronic instructions by completing the appropriate section on your application.
If you do not authorize us to accept telephone or electronic instructions on your application, you can later instruct us to accept telephone or electronic instructions as long as you complete and file a Telephone and Electronic Authorization Form with us.
Certain registered representatives are able to give us instructions electronically if authorized by you. You may appoint your registered representative to give us instructions on your behalf by completing and filing a Telephone and Electronic Authorization Form with us.
Here are some things you need to know about telephone and electronic transactions:

•	If your Policy is jointly owned, all Joint Owners must sign the telephone and electronic authorization. We’ll take instructions from any Owner or anyone you appoint.

•	We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.
We’ll send you a written confirmation of each telephone and electronic transaction.
Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the
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M’S VERSATILE PRODUCT BASICS

Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.
When you authorize us to accept your telephone and electronic instructions, you agree that:

•	we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

•	neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

•	you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.
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THE DEATH BENEFIT
We’ll pay Death Benefit Proceeds to your Beneficiary after the Insured dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.
The Face Amount
Your Policy’s initial amount of insurance coverage is its initial Face Amount. We determine the Face Amount based on instructions provided in your application.
The minimum Face Amount when a Policy is issued is usually $50,000, but we may reduce this in some circumstances. You’ll find your Policy’s Face Amount, which includes any increases or decreases, in the Policy Specifications in your Policy.
The Death Benefit
This Policy offers three Death Benefit Options, Options A, B and C. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.
This Policy offers two ways to calculate the Guideline Minimum Death Benefit: the Cash Value Accumulation Test and the Guideline Premium Test. These are called Death Benefit Qualification Tests. The Death Benefit Qualification Test you choose will generally depend on the amount of premiums you want to pay.
Here are some things you need to know about the Death Benefit:

•	You choose your Death Benefit Option and Death Benefit Qualification Test on your Policy application.

•	If you do not choose a Death Benefit Option, we’ll assume you’ve chosen Option A.

•	If you do not choose a Death Benefit Qualification Test, we’ll assume you’ve chosen the Guideline Premium Test.

•	The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Guideline Minimum Death Benefit, calculated using the Death Benefit Qualification Test you’ve chosen.

•	The Death Benefit will never be lower than the Face Amount of your Policy if you’ve chosen Death Benefit Option A or B. The Death Benefit Proceeds will always be reduced by any Policy Debt.

•	We’ll pay the Death Benefit Proceeds to your Beneficiary when we receive proof of the Insured’s death.
Choosing Your Death Benefit Option
You can choose one of the following three Death Benefit Options for the death benefit on your application.

Option A – the Face Amount of your Policy.	Option B – the Face Amount of your Policy plus its Accumulated Value.

The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.

Option C – the Face Amount of your Policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

The more premiums you pay and the less you withdraw, the larger the Death Benefit will be.
The examples are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy.
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THE DEATH BENEFIT

Choosing a Death Benefit Qualification Test
This Policy offers two Death Benefit Qualification Tests that we use to calculate the Guideline Minimum Death Benefit. You choose one of these tests on your application. Once you choose a test, you cannot change it.
Your Death Benefit Qualification Test affects the following:

•	premium limitations

•	amount of Guideline Minimum Death Benefit

•	monthly cost of insurance charges

•	flexibility to reduce Face Amount.
Each test determines what the Guideline Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code.
Cash Value Accumulation Test
If you choose the Cash Value Accumulation Test, your Policy’s Guideline Minimum Death Benefit will be the greater of:

•	the minimum Death Benefit amount that’s needed for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or

•	101% of the Policy’s Accumulated Value.
Under this test, a Policy’s Death Benefit must be large enough to ensure that its Cash Surrender Value, as defined in Section 7702 of the Tax Code (and which is based on Accumulated Value, among other things), is never larger than the Net Single Premium that’s needed to fund future benefits under the Policy. The Net Single Premium under your Policy varies according to the Insured’s Age, sex, and Risk Class. It’s calculated using an interest rate of at least 4% and the guaranteed mortality charges at the time the Policy is issued. We’ll use a higher interest rate if we’ve guaranteed it under your Policy.

An example

For a Policy that insures a male, Age 45 when the Policy was issued, with a standard nonsmoking Risk Class, in Policy Year 6 the Guideline Minimum Death Benefit under the Cash Value Accumulation Test is calculated by multiplying each $1,000 of Accumulated Value by a “Net Single Premium factor” of 2.4728.

Guideline Premium Test
Under this test, the Guideline Minimum Death Benefit is calculated by multiplying your Policy’s Accumulated Value by a guideline premium Death Benefit percentage. The Death Benefit percentage is based on the Age of the Insured, so it varies over time. It is 250% when the Insured is Age 40 or younger, and reduces as the person gets older. You’ll find a table of Death Benefit percentages in Appendix A and in your Policy.
If you choose the Guideline Premium Test, the total premiums you pay cannot exceed your Policy’s Guideline Premium Limit. Your Policy’s Guideline Premium Limit is the greater of:

•	the guideline single premium or

•	the sum of the guideline level annual premiums to date.
Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that shows you the guideline single premium and guideline level annual premiums.
If you increase or decrease your coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.
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Comparing the Death Benefit Qualification Tests
The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test. When choosing between the tests, you should consider:

Cash Value
	Accumulation Test	Guideline Premium Test

Premium payments[1]	Allows flexibility to pay more premium	Premium payments are limited under the Tax Code

Death Benefit	Generally higher as Policy duration increases	May be higher in early years of Policy

Monthly cost of insurance charges	May be higher, if the Death Benefit is higher	May be lower, except perhaps in early years of Policy

Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

[1]	If you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. See Your Accumulated Value for more information on how cost of insurance charges are calculated.
Comparing the Death Benefit Options
The tables below compare the Death Benefits provided by the Policy’s three Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.
These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your Policy’s Accumulated Value, increase with the amount of the Death Benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.
The example below is based on the following:

•	the Insured is Age 45 at the time the Policy was issued and dies at the beginning of the sixth Policy Year

•	Face Amount is $100,000

•	Accumulated Value at the date of death is $25,000

•	total premium paid into the Policy is $30,000

•	the Guideline Minimum Death Benefit under the Guideline Premium Test is $46,250 (assuming a Guideline Premium Test factor of 185% x Accumulated Value)

•	the Guideline Minimum Death Benefit under the Cash Value Accumulation Test is $61,820 (assuming a Net Single Premium factor of $2.4728 for each $1,000 of Accumulated Value).

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
		two amounts

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$46,250	$74,754.01
Option B	Face Amount plus Accumulated Value	$125,000	$46,250	$99,692.51
Option C	Face Amount plus premiums less distributions	$130,000	$46,250	$104,680.21

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THE DEATH BENEFIT

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$61,820	$74,754.01
Option B	Face Amount plus Accumulated Value	$125,000	$61,820	$99,692.51
Option C	Face Amount plus premiums less distributions	$130,000	$61,820	$104,680.21

Here’s the same example, but with an Accumulated Value of $75,000. Because Accumulated Value has increased, the Guideline Minimum Death Benefit is now:

•	$138,750 for the Guideline Premium Test

•	$185,460 for the Cash Value Accumulation Test.

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
		two amounts

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$138,750	$63,408.68
Option B	Face Amount plus Accumulated Value	$175,000	$138,750	$99,569.51
Option C	Face Amount plus premiums less distributions	$130,000	$138,750	$63,408.68

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$185,460	$110,003.78
Option B	Face Amount plus Accumulated Value	$175,000	$185,460	$110,003.78
Option C	Face Amount plus premiums less distributions	$130,000	$185,460	$110,003.78

When We Pay the Death Benefit
We calculate the amount of the Death Benefit Proceeds as of the end of the day the Insured dies. If the Insured dies on a day that is not a Business Day, we calculate the Death Benefit Proceeds as of the next Business Day.
Your Policy’s Beneficiary must send us proof that the Insured died while the Policy was In Force, along with payment instructions. Your Beneficiary can choose to receive the Death Benefit Proceeds in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.
Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you’ve added, minus any Policy Debt, minus any overdue Policy charges.
We’ll pay interest at an annual rate of at least 3% on the Death Benefit Proceeds, calculated from the day the Insured dies to the day we pay the Death Benefit Proceeds. In some states we may pay a higher rate of interest if required by law.
It is important that we have a current address for your Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to your Beneficiary within five years of the death of the Insured, we’ll be required to pay them to the state.
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Changing Your Death Benefit Option
You can change your Death Benefit Option while your Policy is In Force. Here’s how it works:

•	You can change the Death Benefit Option once in any Policy Year.

•	You must send us your Written Request.

•	You can change from any Death Benefit Option to Option A or Option B.

•	You cannot change from any Death Benefit Option to Option C.

•	The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we’ll process it that day.

•	We may charge you a fee of up to $100 each time you request to change your Death Benefit Option.

•	The Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change. We will not let you change the Death Benefit Option if doing so means the Face Amount of your Policy will become less than $50,000. We may waive this minimum amount under certain circumstances.

•	Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

•	The new Death Benefit Option will be used in all future calculations.
We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you’ve told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in Variable Life Insurance and Your Taxes.
Changing the Face Amount
You can increase or decrease your Policy’s Face Amount starting on the first Policy Anniversary as long as we approve it. If you change the Face Amount, we’ll send you a supplemental schedule of benefits and premiums. Here’s how it works:

•	You can change the Face Amount as long as the Insured is alive.

•	You can only change the Face Amount once in any Policy Year.

•	You must send us your Written Request while your Policy is In Force.

•	Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

•	The Insured will also need to agree to the change in Face Amount, if you are not the Insured.

•	Increasing the Face Amount may increase the Death Benefit, and decreasing the Face Amount may decrease the Death Benefit. The amount the Death Benefit changes will depend, among other things, on the Death Benefit Option you’ve chosen and whether, and by how much, the Death Benefit is greater than the Face Amount before you make the change.

•	Changing the Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

•	If your Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, we will not charge you our usual $25 withdrawal fee, but the withdrawal may be taxable. Please turn to Withdrawals, Surrenders and Loans for information about making withdrawals.

•	We can refuse your request to make the Face Amount less than $50,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.
23

THE DEATH BENEFIT

Increasing the Face Amount
Here are some additional things you should know about increasing the Face Amount:

•	You must give us satisfactory evidence of insurability.

•	Each increase you make to the Face Amount must be $25,000 or more.

•	We may charge you a fee of up to $100 for each increase. We deduct the fee on the day the increase is effective from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	Each increase in Face Amount will have an associated cost of insurance rate, mortality and expense risk face amount charge and surrender charge.
Decreasing the Face Amount
Decreasing the Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required to return:

•	part of your premium payments to you if you’ve chosen the Guideline Premium Test, or

•	make distributions from the Accumulated Value, which may be taxable. For more information, please see Variable Life Insurance and Your Taxes.
Here are some additional things you should know about decreasing the Face Amount:

•	The initial Face Amount and any additional Coverage Segment are eligible for decrease:

•	on or after the fifth anniversary of its effective date; or

•	on or after the first anniversary of its effective date if its effective date is before the date the endorsement that limits your right to Face Amount decreases as stated above is added to your Policy according to our administrative procedure.

•	We’ll apply any decrease in the Face Amount to eligible Coverage Segments in the following order:

•	to the most recent eligible increases you made to the Face Amount

•	to the initial Face Amount.

•	We do not charge you for a decrease in Face Amount.

•	We can refuse your request to decrease the Face Amount if making the change means:

•	your Policy will end because it no longer qualifies as life insurance

•	the distributions we’ll be required to make from your Policy’s Accumulated Value will be greater than your Policy’s Net Cash Surrender Value

•	your Policy will become a Modified Endowment Contract and you have not told us in writing that this is acceptable to you.
Optional Riders
There are nine optional Riders that provide extra benefits, some at additional cost. Not all Riders are available in every state, and some Riders may only be added when you apply for your Policy. Ask your registered representative for more information about the Riders available with the Policy, or about other kinds of life insurance policies offered by Pacific Life.

•	Accelerated Living Benefits Rider
Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states).

•	Accidental Death Rider
Provides additional insurance coverage in the event of the accidental death of the Insured.

•	Accounting Benefit Rider
Provides added protection benefit on the Insured.

•	Annual Renewable Term Rider
Provides annual renewal term insurance on the Insured.

•	Annual Renewable and Convertible Term Rider
Provides annual renewal term insurance on members of the Insured’s immediate family.
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•	Children’s Term Rider
Provides term insurance for the children of the Insured.

•	Disability Benefit Rider
Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability, until he or she reaches Age 65.

•	Guaranteed Insurability Rider
Gives the right to buy additional insurance on the life of the Insured on certain specified dates without proof of insurability.

•	Waiver of Charges Rider
Waives certain charges if the Insured becomes totally disabled before age 60.
Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your investment professional to decide whether an optional benefit is appropriate for you.
There may be tax consequences if you exercise your rights under the Accelerated Living Benefits Rider. Please see Variable Life Insurance and Your Taxes for more information.
We’ll add any Rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.
More detailed information appears in the SAI. To obtain a copy of the SAI, visit our website at www.Pacificlife.com. Samples of the provisions for the extra optional benefits are available from us upon Written Request.
Things to keep in mind
We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a Policy and a Rider, however, may be more economical than adding another Policy. It may also be more economical to provide an amount of insurance coverage through a Policy alone. Many life insurance policies have some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs.
Under certain circumstances, combining a Policy with an Annual Renewable Term Rider or Accounting Benefit Rider may result in a Face Amount equal to the Face Amount of a single Policy.
In general, your Policy coverage offers the advantage of lower guaranteed cost of insurance rates than the added Riders. If you add a Rider or Riders to your Policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all premiums are paid. Adding a Rider or Riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.
Combining a Policy with an Annual Renewable Term Rider may lower costs and may improve Accumulated Value accrual for the same amount of Death Benefit. However, your Policy has guaranteed maximum charges. Adding an Annual Renewable Term Rider will result in guaranteed maximum charges that are higher than for a single Policy with the same Face Amount.
Combining a Policy with an Accounting Benefit Rider may improve Accumulated Value accrual in the early years of your Policy, but could result in either higher or lower charges than under a single Policy. The timing of certain charges for Policies held for certain periods may also be affected.
Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your Policy’s Face Amount that is made up of Policy, Annual Renewable Term Rider, or Accounting Benefit Rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional Illustrations showing the effects of different proportions of Policy and Rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.
25

HOW PREMIUMS WORK
Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.
The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See Variable Life Insurance and Your Taxes for more information.
We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you’ve chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you’ve taken advantage of, you may need to make additional premium payments to cover monthly deductions for policy charges to keep your Policy In Force. We reserve the right to accept premium payments in amounts less than $50.
Your Initial Premium
We apply your first premium payment to the Policy on the later of the day we receive it or the day we receive all contractual and administrative requirements necessary for your Policy to be In Force. See How Premiums Work: Allocating Your Premiums for more information on when your first Net Premium is allocated to the Investment Options.
If you have outstanding contractual and administrative requirements, your registered representative will notify you of a delivery date when any outstanding requirements are due to us, not to exceed 45 days from the date we issue your Policy. If we do not receive your first premium payment and all contractual and administrative requirements on or before the delivery date, we can cancel the Policy and refund any premium payment you’ve made. We may extend the delivery date in some cases.
Planned Periodic Premium Payments
You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

•	On your application, you choose a fixed amount of at least $50 for each premium payment.

•	You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

•	We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer Plan payments, which are paid automatically). If you own more than one Policy, you can request us to send one notice — called a listbill — that reminds you of your payments for all of your Policies. You can choose to receive the listbill every month.

•	If you have any Policy Debt, we’ll treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we’ll treat it as a premium payment.
You do not have to make the premium payments you’ve scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to Your Policy’s Accumulated Value for more information.
Paying Your Premium
Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

•	by personal check, drawn on a U.S. bank

•	by cashier’s check, if it originates in a U.S. bank

•	by money order in a single denomination of more than $10,000, if it originates in a U.S. bank

•	by third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

•	wire transfers that originate in U.S. banks.
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We will not accept premium payments in the following forms:

•	cash

•	credit card or check drawn against a credit card account

•	traveler’s checks

•	cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank

•	money order in a single denomination of $10,000 or less

•	third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

•	wires that originate from foreign bank accounts.
All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.
Monthly Electronic Funds Transfer Plan
Once you’ve made your first premium payment, you can make monthly premium payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

•	You can choose any day between the 4th and 28th of the month.

•	If you do not specify a day for us to make the withdrawal, we’ll withdraw the premium payment on your Policy’s monthly anniversary. If your Policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we’ll withdraw the payment on the 4th of each month.

•	If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as premium payments unless we receive a new form requesting that payments be applied as a loan repayment.
Deductions From Your Premiums
We deduct a premium load from each premium payment you make. The load is made up of three charges:
Sales load
We deduct a 3.5% sales load from each premium payment you make. This charge helps pay for the cost of distributing our Policies.
Premium based charges
State and local charge
We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to change the rate unless the rate we pay changes.
We deduct 1.50% from each premium payment to compensate us for certain costs or lost investment opportunities we incur associated with certain policy acquisition expenses that we are generally required to capitalize and amortize over a 10-year period, rather than deduct them currently for federal income tax purposes, which may result in a higher corporate federal income tax liability for us in the year the expenses were incurred. These consequences are often referred to as the deferred acquisition cost (“DAC tax”).
Effective January 1, 2006, we reduced the total amount of premium based charges we deduct from each premium payment you make by 0.20%. Effective January 1, 2007, we instituted an additional 0.20% reduction, so that the total reduction in charges deducted from each premium payment you make is 0.40%. This reduction in charge is not guaranteed. We may, in our sole discretion, change the amount of or eliminate the reduction.
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HOW PREMIUMS WORK

We reserve the right to increase or decrease these loads and charges. Like other Policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.
Limits on the Premium Payments You Can Make
We will not accept premium payments after the Insured reaches Age 100.
Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

•	If you’ve chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

•	If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You’ll find a detailed discussion of Modified Endowment Contracts in Variable Life Insurance and Your Taxes. You should speak to a qualified tax adviser for complete information regarding Modified Endowment Contracts.

•	If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit or would be equal to it once we applied your premium payment.
You’ll find more detailed information regarding these situations in the SAI.
Allocating Your Premiums
We generally allocate your Net Premiums to the Investment Options you’ve chosen on your application on the day we receive them. Please turn to Your Investment Options for more information about the Investment Options.
When we allocate your first premium depends on the state where you signed your Policy application. If you signed your application in a state that requires us to return the premiums you’ve paid if you exercise your Free Look Right, we’ll hold your Net Premiums in the Money Market Investment Option until the Free Look Transfer Date, and then transfer them to the Investment Options you’ve chosen.
If you signed your application in a state that requires refunds to be based on Accumulated Value if you exercise your Free Look Right, we allocate Net Premiums to the Investment Options you’ve chosen on the day we receive them or your Policy Date, if later. If your Policy has outstanding contractual and/or administrative requirements necessary before it can be placed In Force, we will allocate any Net Premiums received to the Money Market Variable Account until the requirements are satisfied and your Policy is placed In Force.
Portfolio optimization
The service. Portfolio optimization is an asset allocation service that is offered at no additional charge for use within your Policy. Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal. For your Policy, portfolio optimization can help with decisions about how you should allocate your Accumulated Value among available Investment Options. The theory behind portfolio optimization is that diversification among asset classes can help reduce volatility over the long term.
As part of the portfolio optimization service, several asset allocation models have been developed (portfolio optimization models or models), each based on different profiles of an investor’s willingness to accept investment risk. If you decide to subscribe to the portfolio optimization service and select one of the portfolio optimization models, your initial Net Premium (in the case of a new application) or Accumulated Value, as applicable, will be allocated to the Investment Options according to the model you select. Subsequent Net Premium will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your Accumulated Value quarterly, semi-annually, or annually, to maintain the current allocations of your portfolio optimization model, since changes in the net asset values of the underlying portfolios in each model will alter your asset allocation over time. If you also allocate part of your Net Premium or Accumulated Value outside the models with our Portfolio Optimization Plus feature, as described below, and you elect periodic rebalancing, such amounts will not be considered when
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rebalancing. If you subscribe to portfolio optimization and elect periodic rebalancing, only the Investment Options within your model will be rebalanced.
If you subscribe to portfolio optimization, Pacific Life Fund Advisors LLC (the Adviser), a subsidiary of Pacific Life, will serve as your investment adviser for the service solely for purposes of development of the portfolio optimization models and periodic updates of the models.
On a periodic basis (typically annually), the portfolio optimization models are evaluated and the models are updated, as discussed below. If you subscribe to portfolio optimization, your Accumulated Value or Net Premium, as applicable, will be automatically reallocated in accordance with the model you select as it is updated from time to time based on discretionary authority that you grant to the Adviser, unless you instruct us otherwise. For more information on the role of the investment adviser for the portfolio optimization service, please see the brochure from the Adviser’s Form ADV, the SEC investment adviser registration form, which will be delivered to Policy Owners at the time you subscribe to the portfolio optimization service. Please contact us if you would like to receive a copy of this brochure. In developing and periodically updating the portfolio optimization models, the Adviser currently relies on the recommendations of an independent third-party analytical firm. The Adviser may change the firm that it uses from time to time, or, to the extent permissible under applicable law, use no independent firm at all.
The portfolio optimization models. Five asset allocation models are offered, each comprised of a carefully selected combination of Investment Options (reflecting the underlying portfolios of Pacific Select Fund). Development of the portfolio optimization models is a multi-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization.” Next, after the asset class exposures are known, a determination is made of how available Investment Options (underlying portfolios) can be used to implement the asset class level allocations. The Investment Options are selected by evaluating the asset classes represented by the underlying portfolios and combining Investment Options to arrive at the desired asset class exposures. The portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, Investment Options are selected in a way intended to optimize potential returns for each model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an Investment Option in a model based on its specific asset class exposure or other specific optimization factors, even where another Investment Option may have better historical performance.
Periodic updates of the portfolio optimization model and notices of updates. Each of the portfolio optimization models are evaluated periodically (generally, annually) to assess whether the combination of Investment Options within each model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the model. As a result of the periodic analysis, each model may change and Investment Options may be added to a model (including Investment Options not currently available), or Investment Options may be deleted from a model.
When your portfolio optimization model is updated, your Accumulated Value and any subsequent Net Premium will automatically be reallocated in accordance with any changes to the model you have selected. This means the allocation of your Accumulated Value, and potentially the Investment Options in which you are invested, will automatically change and your Accumulated Value and any subsequent Net Premium will be automatically reallocated among the Investment Options in your updated model (independently of any automatic rebalancing you may have selected). If you participate in the Portfolio Optimization Plus feature, the Accumulated Value and Net Premium amounts allocated outside the portfolio optimization model will not be reallocated. The Adviser requires that you grant it discretionary investment authority to periodically reallocate your Accumulated Value and any subsequent Net Premium in accordance with the updated version of the portfolio optimization model you have selected, if you wish to participate in portfolio optimization.
When the Adviser updates the portfolio optimization models, a written notice of the updated models will be sent to participants at least 30 days in advance of the date the Adviser intends the updated version of the model to be effective. You should carefully review these notices. If you wish to accept the changes in your selected model, you will not need to take any action, as your Accumulated Value and any subsequent Net Premium will automatically be reallocated in accordance with the updated model automatically. If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the portfolio optimization service.
Selecting a portfolio optimization model. If you choose to subscribe to the portfolio optimization service, you need to determine which portfolio optimization model is best for you. Neither the Adviser nor its affiliates will make this decision. You should consult with your registered representative on this decision. Your registered representative can help you determine which model is
29

HOW PREMIUMS WORK

best suited to your financial needs, investment time horizon, and willingness to accept investment risk. You should periodically review these factors with your registered representative to determine if you should change models to keep up with changes in your personal circumstances. Your registered representative can assist you in completing the proper forms to subscribe to the portfolio optimization service or to change to a different model. You may, in consultation with your registered representative, utilize analytical tools made available by the Adviser, including an investor profile questionnaire, which asks questions intended to help you or your registered representative assess your financial needs, investment time horizon, and willingness to accept investment risk. Your responses can be analyzed using the service available on our website. While the information from our website may assist you, it is your decision, in consultation with your registered representative, to select a model or to change to a different model, and the Adviser and its affiliates bear no responsibility for this decision.
You may change to a different model at any time by completing an Investment Policy Statement. Please contact us or your registered representative for a copy of this form. You may discontinue the portfolio optimization service for your Policy at any time with a proper Written Request or by telephone or electronic instructions provided we have your completed telephone and electronic authorization on file.
Risks. Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your Accumulated Value could be better or worse by participating in a portfolio optimization model than if you had not participated. A model may perform better or worse than any single Investment Option or asset class or other combinations of Investment Options or asset classes. Model performance is dependent upon the performance of the component Investment Options (and their underlying portfolios). The timing of your investment and the frequency of automatic rebalancing may affect performance. Your Accumulated Value will fluctuate, and when redeemed, may be worth more or less than the original cost.
A portfolio optimization model may not perform as intended. Although the models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are based, which could cause the models to be ineffective or less effective in reducing volatility.
Periodic updating of the portfolio optimization models can cause the underlying portfolios to incur transactional expenses to raise cash for money flowing out of the portfolios or to buy securities with money flowing into the portfolios. These expenses can adversely affect performance of the pertinent portfolios and the models.
The Adviser may be subject to competing interests that have the potential to influence its decision making with regard to portfolio optimization. For example, one portfolio may provide a higher advisory fee to the Adviser than another portfolio, and provide the Adviser with incentive to use the portfolio with the higher fee as part of a portfolio optimization model. In addition, the Adviser may believe that certain portfolios may benefit from additional assets or could be harmed by redemptions. As adviser to Pacific Select Fund, the Adviser monitors performance of the portfolios, and may, from time to time, recommend to the Pacific Select Fund’s Board of Trustees a change in portfolio management firm or strategy or the closure or merger of a portfolio, all of which could impact a model. All Pacific Select Fund portfolios, except those expected to be liquidated or merged, are analyzed by the independent third-party analytical firm. The third-party analytical firm determines the number of portfolios in a model, the percent that any portfolio represents in a model, and which portfolios may be selected. The Adviser will work together with the analytical firm to resolve any investment related matters derived from the analytical firm’s recommendations. The Adviser believes that its reliance on the recommendations of an independent third-party analytical firm to develop and update the models (as described above) reduces or eliminates the potential for the Adviser to be influenced by these competing interests, but there can be no assurance of this.
The Adviser and its affiliates are under no contractual obligation to continue this service and has the right to terminate or change the portfolio optimization service at any time.
Portfolio Optimization Plus. With our Portfolio Optimization Plus feature, you may choose to allocate a portion of your Accumulated Value and/or Net Premiums outside of the portfolio optimization model you selected. You may change these allocations at any time, and make transfers as described later in this prospectus under Your Investment Options: Transferring Among Investment Options and Market-timing Restrictions.
While you participate in Portfolio Optimization Plus, only the Net Premium or Accumulated Value allocated to a portfolio optimization model will be automatically reallocated if the model updates, or rebalanced if you elect to have the Accumulated
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Value in the model periodically rebalanced as described above. You may not use the dollar cost averaging service, portfolio rebalancing service or first year transfer service while you participate in Portfolio Optimization Plus.
There is no charge for using this feature.
The models. Information concerning the portfolio optimization models is described below. These models are available effective May 2, 2008. For more information regarding the portfolio optimization models available until May 2, 2008, see Appendix B. You should review this information carefully before selecting or changing a model.
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HOW PREMIUMS WORK

The current asset class exposure and portfolio optimization model allocations shown in the chart below may change over time, based on the periodic review of the models and reallocations which reflect updated recommendations.

Model A Conservative	Model B Moderate-Conservative	Model C Moderate	Model D Moderate-Aggressive	Model E Aggressive

Investor Profile

You are looking for a relatively stable investment and do not tolerate short- term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Time Horizon < --------------------------------------------------------------------------------- > Longer Investment Time Horizon Investor Objective

Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.

		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < ------------------------------------------------------------------------------------- > Higher Risk Asset Class Target Exposure as of May 2, 2008

	Model A	Model B	Model C	Model D	Model E

Cash	7%	5%	2%	—	—

Bonds	73	55	38	20%	4%

Domestic Stocks	15	29	43	55	66

International Stocks	5	11	17	25	30

Portfolio Optimization Model Target Allocations as of May 2, 2008

	Model A	Model B	Model C	Model D	Model E

Small-Cap Growth	—	—	2%	2%	3%

International Value	3%	5%	6	9	10

Long/Short Large-Cap	1	2	2	3	4

International Small-Cap	—	1	2	3	3

Equity Index	2	3	3	4	4

Small-Cap Index	—	—	—	—	2

Diversified Research	1	2	2	2	2

American Funds® Growth-Income	—	—	3	5	5

American Funds® Growth	—	4	4	4	5

Large-Cap Value	4	5	6	6	7

Short Duration Bond	12	9	4	2	—

Floating Rate Loan	8	5	3	—	—

Focused 30	—	—	1	1	2

Growth LT	—	2	3	3	4

Diversified Bond	15	10	6	2	—

Mid-Cap Equity (formerly Mid-Cap Value)	3	6	8	10	11

Large-Cap Growth	—	—	2	2	2

International Large-Cap	3	4	4	8	9

Small-Cap Value	—	1	1	1	1

Main Street® Core	3	4	4	4	5

Emerging Markets	—	—	3	4	5

High Yield Bond	4	3	2	—	—

Managed Bond	21	16	11	4	—

Inflation Managed	18	14	11	8	—

Mid-Cap Growth	—	1	2	2	2

Comstock	2	3	4	6	6

Real Estate	—	—	—	2	4

Small-Cap Equity	—	—	1	3	4

Less Volatile < ---------------------------------------------------------------- > More Volatile

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YOUR POLICY’S ACCUMULATED VALUE
Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.
We use it to calculate how much money is available to you for loans and withdrawals, and how much you’ll receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.
The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you’ve chosen, the premium payments you’ve made, Policy charges and how much you’ve borrowed or withdrawn from the Policy.
Calculating Your Policy’s Accumulated Value
Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account. Please see Withdrawals, Surrenders and Loans: Taking Out a Loan for information about loans and the Loan Account.
We determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in Your Investment Options.
Persistency credit
Your Policy may be eligible for a persistency credit. Here’s how it works:
Beginning on your 16th Policy Anniversary and on each Policy Anniversary thereafter, we may credit your Policy with a persistency credit on an annual basis. We calculate the persistency credit amount on your Policy’s average Accumulated Value less any Policy Debt on each Monthly Payment Date during the preceding Policy Year. We add it proportionately to your Investment Options according to your most recent allocation instructions.
Beginning on your 21st Policy Anniversary, we may increase your annual persistency credit.
Policies issued prior to May 1, 2001 (prior to February 26, 2003 if issued in New Jersey) may be credited 0.10% annually starting on the 16th Policy Anniversary, and up to 0.20% annually starting on the 21st Policy Anniversary.
Policies issued after April 30, 2001 (after February 25, 2003 if issued in New Jersey) may be credited 0.20% annually starting on the 16th Policy Anniversary, and up to 0.30% annually starting on the 21st Policy Anniversary.
Your Policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.
Monthly Deductions
We deduct a monthly charge from your Policy’s Accumulated Value. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. The performance of the Investment Options you choose, not making planned premium payments, or taking out a withdrawal or a loan all affect the Accumulated Value of your Policy. You’ll find a discussion about when your Policy might lapse, and what you can do to reinstate it, later in this section.
Unless you tell us otherwise, we deduct the monthly charge from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. This charge is made up of four charges:

•	cost of insurance

•	administrative charge

•	mortality and expense risk charge

•	charges for optional Riders.
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YOUR POLICY’S ACCUMULATED VALUE

Cost of insurance
This charge is for providing you with life insurance protection. Like other Policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.
We deduct a cost of insurance charge based on the cost of insurance rate for your Policy’s initial Face Amount and for each increase you make to the Face Amount.
There are maximum or guaranteed cost of insurance rates associated with your Policy. These rates are shown in your Policy Specifications. When the Insured reaches Age 100, the guaranteed cost of insurance rate is reduced to $0.
The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the Age, gender and Risk Class of the Insured unless unisex rates are required. Unisex rates are used in the state of Montana. They are also used when a Policy is owned by an employer in connection with employment-related or benefit programs.
Our current cost of insurance rates will apply uniformly to all members of the same Class. Any changes in the cost of insurance rates will apply uniformly to all members of the same Class. These rates generally increase as the Insured’s Age increases, and they vary with the number of years the Policy has been In Force. Our current rates are lower than the guaranteed rates and they will not exceed the guaranteed rates in the future.

How we calculate cost of insurance
We calculate cost of insurance by multiplying the current cost of insurance rate by a discounted Net Amount At Risk at the beginning of each Policy month.
The discounted Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if the Insured died and the Accumulated Value of your Policy at the beginning of the Policy month before the monthly charge is due.
First, we calculate the total Net Amount At Risk for your Policy in two steps:

•	Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by 1.002466.

•	Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in step 1.
Next, we allocate the Net Amount At Risk in proportion to the Face Amount of the base Policy, any optional Annual Renewable Term Rider and optional Accounting Benefit Rider, and each increase that’s In Force as of your Monthly Payment Date.
We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each Coverage Segment. The sum of these amounts is your cost of insurance charge.
Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Guideline Minimum Death Benefit.

Choosing a guaranteed period
Our current cost of insurance rates are not guaranteed. You may choose a guaranteed period during which we’ll guarantee our current cost of insurance rates.
If the Insured is Age 65 or younger and in our standard Risk Class when the Policy is issued, you may choose a ten-year guaranteed period. If the Insured is between the Ages of 65 and 86, or is not in our standard Risk Class, you may choose a five-year guaranteed period. For Insureds Age 86 and older, you may choose a two-year guaranteed period. You can only do this when the Policy is issued and you cannot change the guaranteed period later.
If you increase the Face Amount, the cost of insurance rates associated with the increase will have the same guaranteed period that you chose when the Policy was issued. This will be effective on the day of the increase. However, if the Insured is between the Ages of 65 and 86, or no longer qualifies for our standard Risk Class on the day of the increase, you’ll receive the five-year guaranteed period. For Insureds Age 86 and older on the day of the increase, you’ll receive the two-year guaranteed period.
The guaranteed period you choose may affect the Accumulated Value and the initial Face Amount of your Policy, as well as the amount of premium you can pay. The five-year guaranteed period will provide for higher guideline premium and seven-pay premium limits which, if paid, provide the potential to accrue a larger Accumulated Value. The ten-year guarantee period will have lower premium limits, but will provide you with improved guarantees on your cost of insurance rates. You should discuss your
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insurance needs and financial objectives with your registered representative to help you determine which guaranteed period works best for you.
There is no charge for choosing a guaranteed period.
Administrative charge
We deduct a charge of $7.50 a month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase. When the Insured reaches Age 100, the administrative charge is reduced to $0.
Mortality and expense risk charge
Mortality risk is the chance that the people insured by policies we’ve issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.
Expense risk is the chance that our actual administrative and operating expenses are more than expenses we expected.
The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the following box. We guarantee this charge will not increase.

How we calculate the mortality and expense risk charge
The mortality and expense risk charge has two separate charges:

•	M&E risk face amount charge We deduct a face amount charge every month during the first 10 Policy Years, at a rate that is based on the Age of the Insured on the Policy Date and on a face amount component factor per $1,000 of the initial Face Amount of your Policy.

If you increase the Face Amount, each increase will have a corresponding Face Amount charge related to the amount of the increase. The charge is based on the Age and Risk Class of the Insured at the time of the increase. We’ll specify these charges in a supplemental schedule of benefits at the time of the increase. We’ll apply each charge for 10 years from the day of the increase. If you decrease the Face Amount, the charge will remain the same.

•	M&E risk asset charge We deduct a risk asset charge every month at a guaranteed maximum annual rate of 0.45% (0.0375% monthly) on the first $25,000 of your Policy’s Accumulated Value in the Investment Options plus an annual rate of 0.05% (0.0042% monthly) of the Accumulated Value in the Investment Options that exceeds $25,000. We may charge a lower annual rate for the M&E risk asset charge. For the purposes of this charge, the amount of Accumulated Value is calculated on the Monthly Payment Date before we deduct the monthly charge, but after we deduct any Policy Debt or allocate any new Net Premiums, withdrawals or loans. When the Insured reaches Age 100, the annual rate is reduced to 0%.

An example
For a Policy that insures a male non-smoker who is Age 45 when the policy is issued, with:

•	a Face Amount of $350,000

•	Accumulated Value of $30,000 after deducting any Policy Debt.
The monthly charge for the M&E risk face amount charge is:

•	$126.00 (($350,000 ÷ 1,000) × 0.360) under Death Benefit Option A and Option C.

•	$181.30 (($350,000 ÷ 1,000) × 0.518) under Death Benefit Option B.
The monthly charge for the M&E risk asset charge is $9.58 (($25,000 × 0.0375%) plus ($5,000 × 0.0042%)).

Charges for optional riders
If you add any Riders to your Policy, we add any charges for them to your monthly charge.
Lapsing and Reinstatement
There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction. Your Policy’s Accumulated Value is affected by the following:

•	loans or withdrawals you make from your Policy

•	not making planned premium payments

•	the performance of your Investment Options

•	charges under the Policy.
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YOUR POLICY’S ACCUMULATED VALUE

If there is not enough Accumulated Value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you’ve assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. This amount is based on the sum of the monthly charges not deducted plus three times the monthly charges due when this insufficiency occurred, adjusted to add premium load. However, the minimum amount you must pay to keep your Policy In Force is equal to three times the monthly charge that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our life insurance operations center.
We’ll give you a grace period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the grace period.
If you do not make the minimum payment
If we do not receive your payment within the grace period, your Policy will lapse with no value. This means we’ll end your life insurance coverage.
If you make the minimum payment
If we receive your payment within the grace period, we’ll allocate your Net Premium to the Investment Options you’ve chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.
If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy lapsing, you’ll have to repay a portion of your Policy Debt.
Remember to tell us if your payment is a premium payment. Otherwise, we’ll treat it as a loan repayment.
How to avoid future lapsing
To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.
Paying Death Benefit Proceeds during the grace period
If the Insured dies during the grace period, we’ll pay Death Benefit Proceeds to your Beneficiary. We’ll reduce the payment by any unpaid monthly charges and any Policy Debt.
Reinstating a lapsed Policy
If your Policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We’ll reinstate it if you send us the following:

•	a written application

•	evidence satisfactory to us that the Insured is still insurable

•	a premium payment sufficient to:

•	cover all unpaid monthly charges that were due in the grace period, and

•	keep your Policy In Force for three months after the day your Policy is reinstated.
We’ll reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We’ll allocate the Accumulated Value according to your most recent premium allocation instructions.
Reinstating a lapsed Policy with Policy Debt
If you had Policy Debt when your Policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your Policy. There are special rules that apply to reinstating a Policy with Policy Debt:

•	If we reinstate your Policy on the first Monthly Payment Date that immediately follows the lapse, we’ll also reinstate the Policy Debt that was outstanding the day your Policy lapsed.
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•	If we reinstate your Policy on any Monthly Payment Date other than the Monthly Payment Date that immediately follows the lapse, we’ll deduct the Policy Debt from your Policy’s Accumulated Value. This means you will no longer have Policy Debt when your Policy is reinstated.
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YOUR INVESTMENT OPTIONS
This section tells you about the Investment Options available under your Policy and how they work.
We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you’ve chosen. Amounts allocated to the Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You’ll find information about when we allocate Net Premiums to your Investment Options in How Premiums Work.
You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.
You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at 1-800-800-7681 or submit a request electronically. Or you can ask your registered representative to contact us. You’ll find more information regarding telephone and electronic instructions in M’s Versatile Product Basics.
The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your registered representative to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.
Variable Investment Options
You can choose from a selection of Variable Investment Options. Each Variable Investment Option is set up as a Variable Account under our Separate Account and invests in a corresponding portfolio of the Pacific Select Fund, the M Fund, the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the MFS Variable Insurance Trust, the Premier VIT, the T. Rowe Price Equity Series, Inc. and the Van Eck World Insurance Trust. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you’ve chosen. You bear the investment risk of any Variable Investment Options you choose.
Pacific Life Fund Advisors LLC is the investment adviser for the Pacific Select Fund. They oversee the management of all the Pacific Select Fund’s portfolios. Pacific Select Fund Advisors LLC also does business under the name “Pacific Asset Management”, and manages two of the portfolios directly as Pacific Asset Management. They retain other portfolio managers to manage the other portfolios.
M Financial Investment Advisors Inc. (“MFIA”) is the investment adviser to the M Funds, and has retained other firms to manage the M Fund portfolios. The MFIA and M Fund’s Board of Directors oversee the management of all of the M Fund portfolios.
BlackRock Advisors, LLC is the investment adviser of the BlackRock Variable Series Funds, Inc. and has retained various sub-advisors for the portfolios available under your Policy.
Fidelity Management & Research Company is the manager of the Fidelity Variable Insurance Products Funds. They retain other portfolio managers to manage the portfolios of the Fidelity VIP Funds available under your Policy.
Janus Capital Management LLC is the investment adviser of the Janus Aspen Series. For the portfolios available under your Policy, they manage two of the portfolios directly, and have retained a sub-adviser for one portfolio.
Lazard Asset Management LLC is the investment manager of the Lazard Retirement Series, Inc. and manages the portfolio available under your Policy directly.
Legg Mason Partners Fund Advisor, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust and has retained a sub-advisor to manage the portfolios available under your Policy.
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Massachusetts Financial Services Company is the investment adviser of the MFS Variable Insurance Trust and manages the portfolios available under your Policy directly.
OpCap Advisors LLC is the investment adviser of the Premier VIT, and has retained a sub-adviser to manage the portfolio available under your Policy.
T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc. and manages the portfolios available under your Policy directly.
Van Eck Associates Corporation is the investment adviser of the Van Eck Worldwide Insurance Trust and manages the portfolio available under your Policy directly.
Pacific Life is not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.
The following chart is a summary of the Fund portfolios. You’ll find detailed descriptions of the portfolios in each Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read each Fund prospectus carefully before investing.
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YOUR INVESTMENT OPTIONS

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Small-Cap Growth	Capital appreciation.	Equity securities of small, fast growing companies.	Fred Alger Management, Inc.

International Value	Long-term capital appreciation.	Equity securities of relatively large non- U.S. companies believed to be undervalued.	AllianceBernstein L.P.

Long/Short Large-Cap	Above-average total returns.	Equity securities of large-capitalization companies including both long and short positions.	Analytic Investors, LLC, J.P. Morgan Investment Management, Inc.

International Small-Cap	Long-term growth of capital.	Equity securities of non-U.S. companies with small market capitalizations.	Batterymarch Financial Management, Inc.

Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the S&P 500 Index® (including derivatives).	BlackRock Investment Management, LLC

Small-Cap Index	Investment results that correspond to the total return of an index of small-capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	BlackRock Investment Management, LLC

Diversified Research	Long-term growth of capital.	Equity securities of companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company

Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of growth-oriented companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company

American Funds Growth-Income	Long-term growth of capital and income.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company (adviser to the Master Growth- Income Fund)

American Funds Growth	Long-term growth of capital.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size that appear to offer superior opportunities for growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)

Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large U.S. companies.	ClearBridge Advisors, LLC

Technology	Long-term growth of capital.	Equity securities in the technology sector.	Columbia Management Advisors, LLC

Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.	Goldman Sachs Asset Management, L.P.

Floating Rate Loan	High level of current income.	Interests in floating rate senior loans.	Highland Capital Management, L.P.

Diversified Bond	Maximize total return consistent with prudent investment management.	Fixed income securities of varying qualities and terms to maturity of both U.S. and non-U.S. companies and derivatives relating to such securities or related indexes.	J.P. Morgan Investment Management, Inc.

Growth LT	Long-term growth of capital.	Equity securities of companies of any size.	Janus Capital Management LLC

Focused 30	Long-term growth of capital.	U.S. and foreign equity securities selected for their growth potential.	Janus Capital Management LLC
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PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Health Sciences	Long-term growth of capital.	Equity securities of companies in the health sciences sector.	Jennison Associates LLC

Mid-Cap Equity
(formerly Mid-Cap Value)	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management LLC

Large-Cap Growth	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies with the potential for long-term growth of capital.	Loomis, Sayles & Company, L.P.

International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	MFS Investment Management

Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	NFJ Investment Group L.P.

Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.

Main Street Core	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.

Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.

Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Asset Management

High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Asset Management

Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity, and derivatives relating to such securities or related indexes.	Pacific Investment Management Company LLC

Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation-indexed bonds, and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC

Comstock	Long-term growth of capital.	Equity securities of companies believed to have the potential for long-term growth of capital and income.	Van Kampen

Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen

Real Estate	Current income and long-term capital appreciation.	Equity securities of companies principally engaged in the U.S. real estate industry, including REITs and real estate operating companies (REOCs).	Van Kampen

Small-Cap Equity	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	Vaughan Nelson Investment Management, L.P.
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YOUR INVESTMENT OPTIONS

M FUND PORTFOLIO	THE PORTFOLIO’S INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Brandes International Equity	Long-term capital appreciation.	Equity securities of foreign issuers. Focuses on stocks with capitalizations of $1 billion or more.	Brandes Investment Partners, L.P.

Turner Core Growth	Long-term capital appreciation.	Common stocks of U.S. companies that the subadviser believes have strong earnings growth potential.	Turner Investment Partners, Inc.

Frontier Capital Appreciation	Maximum capital appreciation.	Common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500.	Frontier Capital Management Company, Inc.

Business Opportunity Value	Long-term capital appreciation.	Equity securities of U.S. issuers in the large-to- medium-capitalization segment of the U.S. stock market.	Iridian Asset Management LLC

BLACKROCK VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

BlackRock Basic Value V.I. Fund Class III	Capital appreciation. (Income is of secondary importance.)	Equity securities believed to be undervalued.	BlackRock Advisors, LLC

BlackRock Global Allocation V.I. Fund Class III	High total investment return.	A mix of U.S. and foreign equity, debt and money market securities	BlackRock Advisors, LLC

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Fidelity VIP Contrafund® Portfolio Service Class 2	Long-term capital appreciation.	Equity securities of companies whose value is believed not fully recognized by the public.	FMR Co., Inc.

Fidelity VIP Freedom Income	High total return. (Principal preservation is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers®, Inc.

Fidelity VIP Freedom 2010	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.

Fidelity VIP Freedom 2015	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term.	Strategic Advisers, Inc.

Fidelity VIP Freedom 2020	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.

Fidelity VIP Freedom 2025	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.

Fidelity VIP Freedom 2030	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.

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FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Fidelity VIP Growth Portfolio Service Class 2	Capital appreciation.	Equity securities of companies believed to have above-average growth potential.	FMR Co., Inc.

Fidelity VIP Mid Cap Portfolio Service Class 2	Long-term growth of capital.	Equity securities primarily of companies with medium market capitalization.	FMR Co., Inc.

Fidelity VIP Value Strategies Portfolio Service Class 2	Capital appreciation.	Equity securities of companies believed to be undervalued in the marketplace.	FMR Co., Inc.

JANUS ASPEN SERIES	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

International Growth Portfolio Service Class	Long-term growth of capital.	Securities of issuers from countries outside the United States.	Janus Capital Management LLC

INTECH Risk-Managed Core Portfolio Service Class	Long-term growth of capital.	Common stocks from the universe of the Portfolio’s benchmark index, which is the S&P 500® Index.	Janus Capital Management LLC

Mid Cap Growth Portfolio Service Class	Long-term growth of capital.	Equity securities of mid-sized companies.	Janus Capital Management LLC

LAZARD RETIREMENT SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

US Strategic Equity	Long-term capital appreciation.	Equity securities, principally common stocks.	Lazard Asset Management LLC

LEGG MASON PARTNERS VARIABLE EQUITY TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Legg Mason Partners Variable Aggressive Growth Portfolio – Class II	Capital appreciation.	Common stocks of companies believed to be experiencing, or will experience, above average growth of earnings.	Legg Mason Partners Fund Advisor, LLC

Legg Mason Partners Variable Mid Cap Core Portfolio – Class II	Long-term growth of capital.	Equity securities or investments with similar characteristics of medium sized companies.	Legg Mason Partners Fund Advisor, LLC

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

MFS New Discovery Series Service Class	Capital appreciation.	Equity securities of companies believed to have above average earnings growth potential.	Massachusetts Financial Services Company

MFS Utilities Series Service Class	Total return.	Securities of issuers in the utilities industry[1].	Massachusetts Financial Services Company

PREMIER VIT	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

OpCap Small Cap Portfolio	Capital appreciation.	Equity securities of companies with market capitalization of less than $2.2 billion at time of purchase.	OpCap Advisors LLC
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YOUR INVESTMENT OPTIONS

T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

T. Rowe Price Blue Chip Growth Portfolio – II	Long-term capital growth. (Current income is a secondary objective.)	Common stocks of well-established large and medium-sized companies with the potential for above-average earnings increases	T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income Portfolio – II	Substantial dividend income and long-term capital growth.	Common stocks of established companies. In selecting such stocks, the Fund emphasizes companies that appear to be temporarily undervalued by various measures, such as price/earnings (P/E) rations.	T. Rowe Price Associates, Inc.

VAN ECK WORLDWIDE INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Van Eck Worldwide Hard Assets Fund	Long-term capital appreciation. (Income is a secondary consideration.)	A mix of U.S. and foreign hard asset[2] securities	Van Eck Associates Corporation

[1]	Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and issuers engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting).

[2]	Hard asset securities are stocks, bonds and other securities of companies that derive at least 50% of their revenues from exploration, development, production, distribution or facilitation of processes relating to: a) precious metals, b) natural resources, c) real estate and d) commodities. In addition, hard asset securities shall include any derivative securities the present value of which are based upon hard asset securities and/or hard asset commodities.

Calculating unit values
When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we’ve allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example
You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We’ll credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying portfolio. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.
Generally, for any transaction, we’ll use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we’ll use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we’ll use the unit value calculated as of the end of the next Business Day.
If a scheduled transaction falls on a day that is not a Business Day, we’ll process it as of the end of the next Business Day. For your monthly charge, we’ll use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we’ll use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see M’s Versatile Product Basics.
The unit value calculation is based on the following:

•	the investment performance of the underlying portfolio

•	any dividends or distributions paid by the underlying portfolio

•	any charges for any taxes that are, or may become, associated with the operation of the Variable Account.
The unit value of a Variable Account will change with the value of its corresponding portfolio. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy.
Fees and expenses paid by the Funds
Each Fund pays advisory fees and other expenses. These are deducted from the assets of the Fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You’ll find more about Fund fees and expenses in Fee
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Tables and in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each Fund is governed by its own Board of Trustees or Board of Directors.
The SEC recently approved a rule change which will require the Boards of Trustees/ Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the Fund (not to Pacific Life). In the event the Board of Trustees/Directors of any underlying Funds imposes such fees or limitations, we will pass them on to you.
Fixed Options
You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options are held in our General Account. For more information about the General Account, see About Pacific Life.
Here are some things you need to know about the Fixed Options:

•	Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 3%.

•	We may offer a higher annual interest rate on the Fixed Options. If we do, we’ll guarantee the higher rate until your next Policy Anniversary.

•	There are no investment risks or direct charges. Policy charges still apply.

•	There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in Transferring Among Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options.

•	We may place a limit of $1,000,000 on amounts allocated to the Fixed LT Account in any 12-month period. This includes allocations of Net Premium, transfers, and loan repayments for all Pacific Life policies you own. Any allocations in excess of $1,000,000 will be allocated to your other Investment Options according to your most recent instructions. We may increase the $1,000,000 limit at any time at our sole discretion. To find out if a higher limit is in effect, ask your registered representative or contact us.
Transferring Among Investment Options and Market-timing Restrictions
Transfers
You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. If your state requires us to refund your premiums when you exercise your Free Look Right, you can make transfers and use transfer programs only after the Free Look Transfer Date. Your transfer of Accumulated Value on the Free Look Transfer Date does not count as a transfer for purpose of applying the limitations described in this section. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You’ll find more information about making telephone and electronic transfers in M’s Versatile Product Basics.
Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.
Here are some things you need to know about making transfers:

•	Transfers are limited to 25 for each calendar year.

•	If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make one (1) transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Money Market Investment Option prior to the start of the next calendar year.

•	You may only make two (2) transfers in any calendar month to or from each of the following Investment Options: American Funds Growth-Income, American Funds Growth, Fidelity VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Class 2, Fidelity VIP Freedom 2010, Fidelity VIP Freedom 2015, Fidelity VIP Freedom 2020, Fidelity VIP Freedom 2025, Fidelity VIP Freedom 2030, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2 and Fidelity VIP Value Strategies Service Class 2.

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YOUR INVESTMENT OPTIONS

•	Additionally, only two (2) transfers in any calendar month may involve any of the following Investment Options: International Value, International Small-Cap, International Large-Cap, Emerging Markets, Variable Account I (Brandes International Equity), BlackRock Global Allocation V.I. Fund Class III, International Growth Service Class or Van Eck Worldwide Hard Assets Fund.

•	For the purpose of applying the limitations, multiple transfers that occur on the same day are considered one (1) transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment, or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, approved corporate owned life insurance policy rebalancing programs, the first year transfer service or an approved asset allocation service are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

•	Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Diversified Research Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Money Market Variable Investment Option are excluded from this limitation.

•	There is no minimum amount required if you’re making transfers between Variable Investment Options.

•	You can make transfers from the Variable Investment Options to the Fixed Options only in the Policy Month right before each Policy Anniversary. However, if your Policy was issued in Connecticut, Georgia, Maryland, Massachusetts, North Carolina, North Dakota, or Pennsylvania, you can make transfers to the Fixed Account any time during the first 18 months of your Policy.

•	You can make one transfer in any 12-month period from each Fixed Option, except if you’ve signed up for the first year transfer service (see Transfer Services later in this section). Such transfers are limited to:

•	$5,000 or 25% of your Policy’s Accumulated Value in the Fixed Account

•	$5,000 or 10% of your Policy’s Accumulated Value in the Fixed LT Account

We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your registered representative to find out if a waiver is currently in effect.

•	Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $50.

•	There is no minimum required value for the Investment Option you’re transferring to or from.

•	You cannot make a transfer if your Policy is in the grace period and is in danger of lapsing.

•	We can restrict or suspend transfers.

•	We will notify you or your representative if we refuse or delay your transfer request.

•	We have the right to impose limits on transfer amounts, the value of the Investment Options you’re transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.
There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying portfolios or other extraordinary circumstances.
Market-timing restrictions
The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a registered representative or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the
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underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.
Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.
We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

•	not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.
We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.
Transfer Services
We offer three services that allow you to make automatic transfers of Accumulated Value from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options.
You may only participate in one transfer service at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.
Detailed information regarding each transfer service appears in the SAI.
Dollar cost averaging
Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from either of the Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.
Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. Investing this way does not guarantee profits or prevent losses.
We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.
Portfolio rebalancing
As the value of the underlying portfolios changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.
Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.
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YOUR INVESTMENT OPTIONS

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service.
First year transfer
Our first year transfer service allows you to make monthly transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first year your Policy is In Force. It does not allow you to transfer among Variable Investment Options. You enroll in the service when you apply for your Policy and include specific details on your application.
This service allows you to average the cost of investments over the first 12 months from the date your initial premium is applied to your Policy. Investing this way does not guarantee profits or prevent losses.
We do not charge for the first year transfer service and we do not currently charge for transfers made under this service.
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WITHDRAWALS, SURRENDERS AND LOANS
You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.
Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Be sure to plan carefully before using these Policy benefits.
If you withdraw a larger amount than you’ve paid into your Policy, your withdrawal may be considered taxable income.
For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see Variable Life Insurance and Your Taxes.
Making Withdrawals
You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

•	You must send us a Written Request that’s signed by all Owners.

•	Each withdrawal must be at least $200, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

•	If your Policy has existing Policy Debt, the maximum withdrawal you can take is the Cash Surrender Value just before the withdrawal, less the Policy Debt divided by 90%.

•	We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you’ve told us in writing that you want your Policy to become a Modified Endowment Contract.

•	We may charge you $25 for each withdrawal you make.

•	You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

•	If you do not tell us which Investment Options to take the withdrawal from, we’ll deduct the withdrawal and the withdrawal charge from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal.

•	If the Insured dies after you’ve sent a withdrawal request to us, but before we’ve made the withdrawal, we’ll deduct the amount of the withdrawal from any Death Benefit Proceeds owing.
How withdrawals affect your policy’s death benefit
Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

•	If your Policy’s Death Benefit does not equal the Guideline Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

•	If your Policy’s Death Benefit equals the Guideline Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.
How withdrawals affect your policy’s face amount
If you’ve chosen Death Benefit Option B or Option C, making a withdrawal does not reduce your Policy’s Face Amount.
If you’ve chosen Death Benefit Option A, a withdrawal may reduce your Policy’s Face Amount. During each of the first 15 Policy Years, you can make one withdrawal of up to 10% of the total premium payments you’ve made without reducing your Policy’s Face Amount. If you withdraw a larger amount, or make additional withdrawals, the Face Amount will be reduced by the amount, if any, by which the Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal.
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WITHDRAWALS, SURRENDERS AND LOANS

An example

Policy
Year	Premium paid	Total premium paid	Available withdrawal[1]
1	$10,000	$10,000	$1,000
2	$10,000	$20,000	$2,000
3	$20,000	$40,000	$4,000
4	$20,000	$60,000	$6,000
5	$10,000	$70,000	$7,000
6	0	$70,000	$7,000

1	Amount of withdrawal that can be taken without reducing your Policy’s Face Amount if you have Death Benefit Option A.

Taking Out a Loan
You can borrow money from us any time while your Policy is In Force. The minimum amount you can borrow is $200, unless there are other restrictions in your state. The maximum amount available to borrow is less than 100% of your Accumulated Value.
Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.
You may request a loan either by sending us a request in writing, over the telephone or electronically. You’ll find more information about requesting a loan by telephone or electronically in M’s Versatile Product Basics.
When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

•	To secure the loan, we transfer an amount equal to the amount you’re borrowing from your Accumulated Value in the Investment Options to the Loan Account. We’ll transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option, unless you tell us otherwise.

•	Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 3.25%. Interest that has accrued during the Policy Year is due on your Policy Anniversary. If you do not pay the interest when it’s due, we’ll add it to the amount of your loan and begin accruing interest on it from the day it was due. We’ll also transfer an amount equal to the interest that was due, from your Policy’s Accumulated Value to the Loan Account. We’ll transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	The amount in the Loan Account earns interest daily at an annual rate of at least 3%. On your Policy Anniversary, we transfer the interest that has been credited to the Loan Account proportionately to your Investment Options according to your most recent allocation instructions.

•	We currently intend to credit interest on the amount in the Loan Account at an annual rate of 3.25% in Policy Year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 3% on the amount in the Loan Account.
How much you can borrow
You can borrow up to the larger of the following amounts:

•	90% of the Accumulated Value, less any Policy Debt and less any surrender charges that would apply if you surrendered your Policy on the day you took out the loan, or

•	the result of a × (b ÷ c) - d where:

a =	the Accumulated Value of your Policy less any surrender charges that would have applied if you surrendered your Policy on the day you took out the loan, and less 12 times the most recent monthly charge
 b = 1.03
 c = 1.0325
 d = any Policy Debt.
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An example of how much you can borrow
For a Policy in Policy Year 5 with:

•	Accumulated Value of $100,000

•	Policy Debt of $60,000

•	a most recent monthly charge of $225

•	a surrender charge of $5,000 if the Policy was surrendered on the day the loan is taken.
The maximum amount you can borrow is the greater of:
$25,000
((90% × $100,000) - $60,000 - $5,000)
or
$32,076.51
(a × (b ÷ c)) - d, where:
a = $92,300 ($100,000 - $5,000 - (12 × $225))
b = 1.03
c = 1.0325
d = $60,000

Paying off your loan
You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we’ll generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options, up to the amount originally transferred from the Fixed Options to the Loan Account. We’ll then transfer any excess amount to your Variable Investment Options according to your most recent allocation instructions.
While you have Policy Debt, we’ll treat any money you send us as a loan repayment unless you tell us otherwise in writing.
You can make monthly loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month by completing an Electronic Funds Transfer Form. Please contact us or your registered representative for a copy of this form.

•	You can choose any day between the 4th and 28th of the month for us to make the withdrawal.

•	Loan payments made by the Electronic Funds Transfer Plan must be at least $50.
What happens if you do not pay off your loan
If you do not pay off your loan, we’ll deduct the amount in the Loan Account, including any interest you owe, from one of the following:

•	the Death Benefit Proceeds before we pay them to your Beneficiary

•	the Cash Surrender Value if you surrender your Policy

•	the amount we refund if you exercise your Free Look Right.
Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on the potential earnings available through the Variable Investment Options. The amount of interest you earn on the Loan Account may be less than the amount of interest you would have earned from the Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.
When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.
Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See Taxation of distributions in Variable Life Insurance and Your Taxes.
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WITHDRAWALS, SURRENDERS AND LOANS

Ways to Use Your Policy’s Loan and Withdrawal Features
You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you’re interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.
Setting up an income stream may not be suitable for all Policy Owners.
Here are some things you should consider when setting up an income stream:

•	the rate of return you expect to earn on your Investment Options

•	how long you would like to receive regular income

•	the amount of Accumulated Value you want to maintain in your Policy.
You can ask your registered representative for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.
Understanding the risks
Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It’s important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.
You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.
Automated Income Option
Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.
You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your registered representative for an AIO Request Form.
There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.
Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.
Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see Variable Life Insurance and Your Taxes.
You may discontinue participation in the AIO program at any time by sending a Written Request to us.
Detailed information appears in the SAI.
Surrendering Your Policy
You can surrender or cash in your Policy at any time while the Insured is alive.
Here are some things you need to know about surrendering your Policy:

•	You must send us your Policy and a Written Request.

•	We’ll send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

•	If you surrender your Policy during the first 10 Policy Years, we’ll deduct a surrender charge.

•	Each Coverage Segment has a surrender charge based on the Face Amount of each Coverage Segment and the Age and Risk Class of the Insured on the date each Coverage Segment is effective. If you increase your Policy’s Face Amount, we’ll send you a supplemental schedule of benefits that shows the surrender charge associated with the increase.
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•	The amount of the surrender charge does not change during the first Policy month from effective date of Coverage Segment. We reduce the charge by 0.8403% each month until it reaches zero at the end of 10 Policy Years.

•	There’s no surrender charge on any Coverage Segment after 10 Policy Years from the date the Coverage Segment is effective.

•	We guarantee the surrender charge rates will not increase.

•	If you decrease the Face Amount, the decrease will not affect your Policy’s surrender charge.

•	Please refer to the SAI for more information regarding calculation of the surrender charge.
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GENERAL INFORMATION ABOUT YOUR POLICY
This section tells you some additional things you should know about your Policy.
Income Benefit
If you surrender or make a withdrawal from your Policy, you can use the money to buy an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.
The following is one income benefit available under the M’s Versatile Product Policy:

•	The income benefit is based on the life of the person receiving the income. If the Policy Owner is buying the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary buys the income benefit, monthly income will be based on the Beneficiary’s life.

•	We’ll pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

•	After 10 years, we’ll only pay the monthly income for as long as the person receiving it is still alive.

•	The minimum monthly income benefit calculated must be at least $100.

•	For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.
Substituting the Insured
Starting on your Policy’s first anniversary, you can apply to substitute the person Insured by your Policy. You must apply in writing and we must receive satisfactory evidence of insurability of the new insured. You can only add Riders on the new insured if we approve the addition of the Riders. We may charge you a fee of up to $100 when you request to substitute the Insured.
The substitution will become effective on the first Monthly Payment Date after we approve your request. We may have to adjust the Face Amount, Accumulated Value, surrender charge and Policy charges to reflect the substitution. If you substitute the person Insured by the policy, we’ll send you a revised schedule of benefits.
We can refuse your request to substitute if, among other reasons:

•	we would be required to end the Policy in order to comply with new Guideline Premium Limits under tax law

•	we would be required to make distributions from your Policy’s Accumulated Value that are greater than the Net Cash Surrender Value.
Paying the Death Benefit in the Case of Suicide
If the Insured, whether sane or insane, commits suicide within two years of the Policy Date, Death Benefit Proceeds will be the total of all premiums you’ve paid, less any Policy Debt and any withdrawals you’ve made.
If you’ve substituted the Insured and the new insured, whether sane or insane, commits suicide within two years of the day the substitution was made, we’ll calculate Death Benefit Proceeds differently. Death Benefit Proceeds will be limited to the Net Cash Surrender Value of your Policy as of the day the substitution was made, less any increase in any Policy Debt, any withdrawals you’ve made, and any dividends we’ve paid in cash, since the day the substitution was made.
Replacement of Life Insurance or Annuities
The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.
A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

•	lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

•	converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

•	amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

•	reissued with any reduction in cash value, or

•	pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.
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There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

•	You will pay new acquisition costs;

•	You may have to submit to new medical examinations;

•	You may pay increased premiums because of the increased age or changed health of the insured;

•	Claims made in the early policy years may be contested;

•	You may have to pay surrender charges and/or income taxes on your current policy or contract values;

•	Your new policy or contract values may be subject to surrender charges; and

•	If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.
You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.
Policy Exchange
If your Policy is issued in Connecticut or Maryland, you may exchange this Policy for a policy with benefits that do not vary with the investment results of a separate account. You must request this in writing within 18 months of your Policy Date and return the original Policy.
The new policy will have the same Owner, Beneficiary and Cash Surrender Value as those of your original Policy on the date of exchange. It will also have the same issue Age, Policy Date, Face Amount, benefits, Riders and underwriting class as the original Policy. However, if your Risk Class under this Policy is select nonsmoker and you exchange to a policy that does not have the select nonsmoker risk classification available, the new policy will be issued as a nonsmoker risk classification. Any Policy Debt will be carried over to the new policy. Evidence of insurability will not be required.
Errors on Your Application
If the Age or gender of the Insured is stated incorrectly on your application, the Death Benefit under your Policy will be the greater of the following:

•	the amount of Death Benefit that would be purchased by the most recent cost of insurance charge for the correct Age and gender or

•	the Guideline Minimum Death Benefit for the correct Age and gender.
We’ll adjust the Accumulated Value by recalculating all previous cost of insurance charges and other monthly deductions based on the correct Age and gender. If unisex cost of insurance rates apply to your Policy, we will not adjust the Face Amount if we discover that gender has been stated incorrectly on your application.
Contesting the Validity of Your Policy
We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insured, we generally lose the right to contest its validity.
We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insured, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.
We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insured, we generally lose the right to contest its validity.
We also have the right to contest the validity of a Policy if there has been a substitution of Insured. We can contest a Policy’s validity for two years from the day the substitution becomes effective. Once the substitution has been In Force for two years during the lifetime of the new insured, we generally lose the right to contest its validity.
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GENERAL INFORMATION ABOUT YOUR POLICY

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to the Insured.
Assigning Your Policy as Collateral
You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.
Non-participating
This Policy will not share in any of our surplus earnings.
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VARIABLE LIFE INSURANCE AND YOUR TAXES
The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.
The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.
We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.
We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.
The Policy as Life Insurance
Death benefits from a life insurance policy may be excluded from income under Section 101(a) of the Tax Code.
We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

•	In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds.

•	You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy.
Policy Features and Charges
The tax laws defining life insurance do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address:

•	substandard risk policies
•	policies with term insurance on the Insured
•	life insurance policies that continue coverage beyond Age 100, or other advanced ages.
The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.
Diversification rules and ownership of the Separate Account
Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.
For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. If a contract owner is treated as having control over the underlying assets, the contract owner will be taxed currently on income and gains from the account and in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.
For more information about diversification rules, please refer to the accompanying prospectus of the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.
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VARIABLE LIFE INSURANCE AND YOUR TAXES

Policy Exchanges
Policy exchanges fall under Section 1035(a) of the Tax Code.
If you exchange your Policy for another one that insures the same person, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If the person insured by the policy is changed, the exchange will be treated as a taxable exchange.
Change of Ownership
You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way.
Corporate or Employer Owners
There are special tax issues for corporate Owners:

•	Section 101(j) of the Internal Revenue Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Internal Revenue Code Section 101(j) are met.
•	Using your Policy to fund deferred compensation arrangements for employees has special tax consequences.

•	Section 59A of the Tax Code deals with the environmental tax. Corporate ownership of a Policy may affect your liability under the alternative minimum tax and the environmental tax.
Please consult your tax adviser for these and other special rules for employer-involved Policies.
Modified Endowment Contracts
Section 7702A of the Tax Code defines conventional life insurance policies. It also defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.
When a Policy becomes a Modified Endowment Contract
A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An example
For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

•	$1,000 in the first year

•	$2,000 through the first two years

•	$3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.
Taxation of Distributions
Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.
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CONVENTIONAL LIFE INSURANCE POLICY	MODIFIED ENDOWMENT CONTRACT

Surrendering your Policy

Proceeds are taxed to the extent of the income[1] in your Policy.	Proceeds are taxed to the extent of the income in your Policy.

Making a withdrawal

If you make a withdrawal after your Policy has been In Force for 15 years, you’ll only be taxed on the amount you withdraw that exceeds the cost basis in the Policy.	You will be taxed on the amount of the withdrawal that’s considered income, including all previously non-taxed gains.
Special rules apply if you make a withdrawal within the first 15 Policy Years. You may be taxed on all or a portion of the withdrawal amount, and there is a reduction in Policy benefits.

Taking out a loan

You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

[1]	Income is the difference between the Cash Surrender Value and the cost basis in your Policy. The cost basis in your Policy is generally the premiums you’ve paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.
All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax.
10% penalty tax on Modified Endowment Contracts
If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

•	you’re at least 59 1/2 years old

•	you’re receiving an amount because you’ve become disabled

•	you’re receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.
Distributions before a Policy becomes a Modified Endowment Contract
If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.
Loans and corporate-owned policies
If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.
Federal Estate Taxes
The current federal estate tax law provides, among other things, for reductions in federal estate tax rates, increases in the exemption amount, and a “repeal” of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. In addition, there are legislative proposals that would further affect the estate tax. If you are considering the purchase of the Policy to help pay federal estate taxes at death, consult with your tax advisor.
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VARIABLE LIFE INSURANCE AND YOUR TAXES

Policy Riders
Accelerated Living Benefits Rider
If you exercise an Accelerated Living Benefit Rider, the amounts received under this Rider should be generally excluded from taxable income under Section 101(g) of the Tax Code.
However, benefits under the Rider will be taxed if they are paid to someone other than the Insured, and the Insured:

•	is a director, officer or employee of the person receiving the benefit, or

•	has a financial interest in a business of the person receiving the benefit.
In some cases, there may be a question as to whether a life insurance policy that has an Accelerated Living Benefit Rider can meet technical aspects of the definition of “life insurance contract” under the Tax Code. We may reserve the right, but are not obligated, to modify the Rider to conform under Tax Code requirements.
Please consult with your tax adviser if you want to exercise your rights under this Rider.
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ABOUT PACIFIC LIFE
Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, broker-dealer operations, and investment and advisory services. At the end of 2007, we had $207.5 billion of individual life insurance in force and total admitted assets of approximately $96.6 billion.
We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our executive office is at 700 Newport Center Drive, Newport Beach, California 92660.
How Our Accounts Work
We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you’ve chosen.
General Account
Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options. The rate is reset annually. The Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We’ll credit the guaranteed rate even if the investments we make earn less. Our ability to pay these guarantees is backed by our strength as a company. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.
The Fixed Options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the Fixed Options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the Fixed Options.
Separate Account
Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors.
The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a designated portfolio of the Pacific Select Fund, the M Fund, the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the MFS Variable Insurance Trust, the Premier VIT, the T. Rowe Price Equity Series, Inc. or the Van Eck World Insurance Trust. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.
We’re the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our General Account. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.
We cannot charge the assets in the Separate Account attributable to our reserves and other liabilities under the policies funded by the Separate Account with any liabilities from our other business.
Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.
Making changes to the Separate Account
We can add, change or remove any securities that the Separate Account or any Variable Account holds or buys, as long as we comply with the laws that apply.
We can substitute shares of one portfolio with shares of another portfolio or Fund if:

•	any portfolio is no longer available for investment; or

•	our management believes that a portfolio is no longer appropriate in view of the purposes of the Policy.
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ABOUT PACIFIC LIFE

We’ll give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We’ll comply with the filing or other procedures established by insurance regulators as required by law.
We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new portfolio of the Funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.
We can add new Variable Accounts when we believe that it’s warranted by marketing needs or investment conditions. We’ll decide on what basis we’ll make new Variable Accounts available to existing Policy Owners.
We can also eliminate any of our Variable Accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any Variable Account.
If we make any changes to Variable Accounts or substitution of securities, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.
If we believe it’s in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

•	register or deregister the Separate Account under securities law

•	combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts

•	combine one or more Variable Accounts

•	create a committee, board or other group to manage the Separate Account

•	change the classification of any Variable Account.
Taxes we pay
We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.
We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.
Voting Rights
We’re the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.
Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.
We’ll send you documents from the Fund called proxy materials. They include information about the items you’ll be voting on and forms for you to give us your instructions. We’ll vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by the Separate Account for which we’ve received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions. As a result of proportional voting, the votes cast by a small number of variable contract owners may determine the outcome of a vote.
We’ll vote shares of any portfolio we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We’ll vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.
If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the Separate Account.
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When required by state insurance regulatory authorities, we may disregard voting instructions that:

•	would change a portfolio’s investment objective or subclassification

•	would approve or disapprove an investment advisory contract.
We may disregard voting instructions on a change initiated by Policy Owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

•	our disapproval is reasonable

•	we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.
If we disregard any voting instructions, we’ll include a summary of the action we took and our reasons for it in the next report to Policy Owners.
Distribution Arrangements
Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.
We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their registered representatives who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual registered representative who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.
We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.
Additional Compensation and Revenue Sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market the Policies.
These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.
The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this Policy over other investment options available in the marketplace. You may ask your registered representative about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.
We may agree to reduce or waive some or all of the Policy charges and/or credit additional amounts under our Policies, for a Policy sold to an eligible person. An eligible person meets criteria established by us, and may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, trustees of Pacific Funds, and immediate family members of such persons. We will credit additional amounts to Policies owned by eligible persons if such Policies are purchased directly through PSD. Under such circumstances, eligible persons will not be afforded the benefit of services of any other broker/
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ABOUT PACIFIC LIFE

dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible persons must contact us directly with servicing questions, Policy changes and other matters relating to their Policies. The amount credited to Policies owned by eligible persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible person’s Policy after the Free Look Transfer Date has occurred, or, if premiums are paid using the monthly Electronic Funds Transfer plan, on the first Policy Anniversary.
Portfolio managers of the underlying portfolios available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.
Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.
Service Arrangements
We or our affiliates have entered into services agreements in connection with some of the Funds and their investment advisers, subadvisers, distributors and/or their affiliates, and may receive compensation for providing certain services including, but not limited to, customer and support services. Unless otherwise noted, fees for these services are paid monthly and are based on the average daily net assets of shares of each Fund held by the separate accounts and purchased by us at the Policy Owner’s instructions. Because Pacific Life or its affiliates receive the fees described below, Pacific Life or its affiliates may be subject to competing interests in making these Funds available as Investment Options under the contracts.
BlackRock Distributors, Inc., principal underwriter of shares of BlackRock Variable Series Funds, pays us, on a quarterly basis, at the annual rate of 0.25% of the average daily net assets of Class III shares of BlackRock Variable Series Funds held by our separate accounts. Fidelity Distributors Corporation (FDC), principal underwriter of shares of Fidelity VIP Funds, pays us at the annual rate of 0.25% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts. In addition, FDC pays us, on a quarterly basis, at the annual rate of 0.10% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts where the aggregate dollar value of the shares is equal to or less than $350,000,000 during the quarter, plus the annual rate of 0.15% of the average aggregate net assets in excess of $350,000,000 during the quarter. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), transfer agent for Fidelity VIP Funds, pays us, on a quarterly basis, at the annual rate of 0.05% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts. Fees paid to us by FIIOC will not exceed $1,000,000 for any calendar quarter. Janus Capital Management LLC, the investment adviser for Janus Aspen Series, pays us at the annual rate of 0.20% of the average monthly value of the Service Class shares of Janus Aspen Series held by our separate accounts. In addition, Janus Distributors LLC, distributor for Janus Aspen Series, pays us at an annual rate of up to 0.25% of the average aggregate monthly value of the Service Class shares of Janus Aspen Series held in our separate accounts. Lazard Asset Management Securities LLC, principal underwriter for the Lazard Retirement Series, Inc., pays us, on a monthly basis, at the annual rate of 0.35% of the average aggregate daily net value of the first $150,000,000 of shares of the Lazard Retirement Series, Inc. portfolios held in our separate accounts, plus the annual rate of 0.40% of the average aggregate daily net value of shares in excess of $150,000,000 held in our separate accounts. Legg Mason Investor Services, LLC, the distributor for Legg Mason Partners Variable Equity Trust, pays us, on a quarterly basis, at the annual rate of 0.35% of the average daily net value of the first $250,000,000 of shares of each portfolio of the Legg Mason Partners Variable Equity Trust held in our separate accounts, plus the annual rate of 0.40% of the average daily net value of shares of each Legg Mason Partners Variable Equity Trust portfolio in excess of $250,000,000 held in our separate accounts. Massachusetts Financial Services Company, the investment adviser to MFS Variable Insurance Trust, pays us, on a quarterly basis, at the annual rate of 0.25% of the aggregate net assets of the Service Class shares of the MFS Variable Insurance Trust held by our separate accounts. OpCap Advisors LLC, the investment adviser for Premier VIT, pays us a quarterly amount that is equal on an annual basis to 0.25% of the average daily net assets on the first $25,000,000 of shares of the Premier VIT held by our separate accounts, plus 0.35% of the average daily net assets of the Premier VIT in excess of $25,000,000 held by our separate accounts. T. Rowe Price Associates, Inc., the investment adviser for T. Rowe Price Equity Series Inc., pays us each month at the annual rate 0.15% of the average aggregate net assets of Class II shares of T. Rowe Price Equity Series, Inc. held by our separate accounts where the aggregate dollar value of the shares exceeds $25,000,000 at all times during that month, and increases to 0.25% of the average aggregate net assets where the aggregate dollar value of the shares exceeds $250,000,000 at all times during that month. In addition, T. Rowe Price Investment Services, Inc., distributor for T. Rowe Price Equity Series Inc., pays us, on a monthly basis, at the annual rate of 0.25% of the average aggregate net asset value of the T. Rowe Price Equity Series, Inc. Class II shares held by our separate accounts. Van Eck Securities Corporation, distributor for Van Eck Worldwide Insurance Trust, pays us an annual rate of 0.35% of the average daily net assets of Van Eck Worldwide Insurance Trust held by our separate accounts.
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PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of premiums up to $1.5 billion, 0.14% of premiums on next $1.5 billion and 0.10% of premiums made in excess, attributable to the Master Funds for certain marketing assistance.
Illustrations
We will provide you with Illustrations based on different sets of assumptions upon your request.

•	Illustrations based on information you give us about the Age of the person to be insured by the Policy, their Risk Class, the Face Amount, the Death Benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the portfolio of the Fund in which the Variable Account invests.

•	Illustrations that use a hypothetical gross rate of return up to 12% are available. Illustrations that use a hypothetical gross rate of return greater than 12% are available only to certain large institutional investors.
You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.
Lost Policy
If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/Duplicate Policy Request Form.
Audits of Premiums/loans
You may request us to run a report of premium payments you’ve made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.
Risk Class Change
If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance, mortality and expense risk face amount and surrender charge charges, and may also change the rates on any Riders on your Policy which base charges on Risk Class. We may charge you a fee of $100 at the time you request us to change your Risk Class.
State Regulation
On September 1, 2005, Pacific Life redomesticated to Nebraska. We’re subject to the laws of the state of Nebraska governing insurance companies and to regulations issued by the Commissioner of Insurance of Nebraska. In addition, we’re subject to the insurance laws and regulations of the other states and jurisdictions in which we’re licensed or may become licensed to operate.
An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Nebraska and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.
Legal Proceedings and Legal Matters
Pacific Life, the Separate Account, and PSD are not involved in any legal proceedings that would have a material effect on Policy Owners.
Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the Policies, and matters relating to federal securities laws and federal income tax laws have been passed upon by our counsel.
65

ABOUT PACIFIC LIFE

Registration Statement
We’ve filed a registration statement with the SEC for M’s Versatile Product, under the Securities Act of 1933. The SEC’s rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC’s office in Washington, D.C. They may charge you a fee.
Financial Statements
The statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2007, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented are contained in the SAI.
The consolidated statements of financial condition of Pacific Life Insurance Company as of December 31, 2007 and 2006 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007 are contained in the SAI.
66

APPENDIX A – DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

A-1

APPENDIX B – PORTFOLIO OPTIMIZATION MODELS UNTIL MAY 2, 2008
If you select a portfolio optimization model, until May 2, 2008, your Net Premium payments or Accumulated Value, as applicable, will be allocated to the Investment Options according to the model you select as indicated in the chart below. On May 2, 2008, we will automatically update your model to the portfolio optimization model allocations shown under How Premiums Work: Allocating Your Premiums in this prospectus.

Model A Conservative	Model B Moderate-Conservative	Model C Moderate	Model D Moderate-Aggressive	Model E Aggressive

Investor Profile

You are looking for a relatively stable investment and do not tolerate short- term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Time Horizon < --------------------------------------------------------------------------------- > Longer Investment Time Horizon Investor Objective

Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.

		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < ------------------------------------------------------------------------------------- > Higher Risk Asset Class Target Exposure

	Model A	Model B	Model C	Model D	Model E

Cash	6%	3%	4%	4%	4%

Bonds	71	53	35	17	—

Domestic Stocks	18	32	44	56	66

International Stocks	5	12	17	23	30

Portfolio Optimization Model Target Allocations as of May 4, 2007

	Model A	Model B	Model C	Model D	Model E

Small-Cap Growth	—	1%	1%	2%	3%

International Value	3%	6	6	9	11

International Small-Cap	—	2	2	3	4

Equity Index	—	—	2	2	2

Small-Cap Index	—	—	2	2	6

Diversified Research	2	3	3	3	3

American Funds® Growth-Income	—	—	4	5	7

American Funds® Growth	—	2	2	4	5

Large-Cap Value	4	5	6	6	7

Short Duration Bond	11	8	4	2	—

Floating Rate Loan	8	5	3	—	—

Diversified Bond	14	10	6	3	—

Growth LT	—	—	2	3	3

Mid-Cap Value	5	6	8	12	11

Large-Cap Growth	—	—	2	2	2

International Large-Cap	2	3	5	7	10

Small-Cap Value	—	2	2	—	—

Main Street® Core	5	7	5	5	3

Emerging Markets	—	—	3	4	5

Managed Bond	19	15	11	4	—

Inflation Managed	18	14	11	8	—

Money Market	2	—	—	—	—

High Yield Bond	4	3	2	—	—

Comstock	3	6	6	6	8

Mid-Cap Growth	—	2	2	3	3

Real Estate	—	—	—	3	5

Small-Cap Equity	—	—	—	2	2

Less Volatile < ---------------------------------------------------------------- > More Volatile

B-1

M’S VERSATILE PRODUCT®
WHERE TO GO FOR MORE INFORMATION

The M’s Versatile Product variable life insurance policy is underwritten by Pacific Life Insurance Company.

You’ll find more information about the Policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2008. The SAI has been filed with the SEC and is considered to be part of this prospectus because it’s incorporated by reference.
You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.
If you ask us, we’ll provide you with Illustrations of Policy benefits based on different sets of assumptions. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103
1-800-800-7681
5 a.m. through 5 p.m. Pacific time
www.Pacificlife.com
We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at:
1-866-398-0467
PREMIUM PAYMENTS
Unless you receive premium notices via listbill, send premiums (other than initial premium) to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

How to Contact the SEC

You can also find reports and other information about the Policy and Separate Account from the SEC. The SEC may charge you a fee for this information.
Public Reference Section of the Commission
100 “F” Street NE
Washington, D.C. 20549
202-551-8090
Internet: www.sec.gov

FINRA Public Disclosure Program

FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the Public Disclosure program may be obtained from FINRA. The FINRA Public Disclosure hotline number is (800) 289-9999. FINRA does not charge a fee for the Public Disclosure program services.

SEC file number 811-05563
333-61135

M’S VERSATILE
PRODUCT® PROSPECTUS MAY 1, 2008
M’s Versatile Product is a flexible premium variable life insurance policy issued by Pacific Life Insurance Company.
• Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.
• Variable means the Policy’s value depends on the performance of the Investment Options you choose.
• Life insurance means the Policy provides a Death Benefit to the Beneficiary you choose.
This prospectus provides information that you should know before buying a Policy. It’s accompanied by the current prospectuses for the Funds that provide the underlying portfolios for the Variable Investment Options offered under the Policy. The Variable Investment Options are funded by the Pacific Select Exec Separate Account of Pacific Life. Please read these prospectuses carefully and keep them for future reference.
Here’s a list of the Investment Options available under your policy:
VARIABLE INVESTMENT OPTIONS
Pacific Select Fund

Small-Cap Growth International Value Long/Short Large-Cap International Small-Cap Equity Index Small-Cap Index Diversified Research Equity American Funds® Growth- Income	American Funds® Growth Large-Cap Value Technology Short Duration Bond Floating Rate Loan Diversified Bond Growth LT Focused 30 Health Sciences	Mid-Cap Equity (formerly Mid-Cap Value) Large-Cap Growth International Large-Cap Small-Cap Value Multi-Strategy Main Street® Core Emerging Markets Money Market	High Yield Bond Managed Bond Inflation Managed Comstock Mid-Cap Growth Real Estate Small-Cap Equity

M Fund
Variable Account I: Brandes International Equity Variable Account II: Turner Core Growth	Variable Account III: Frontier Capital Appreciation Variable Account V: Business Opportunity Value

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund Class III
BlackRock Global Allocation V.I. Fund Class III

Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Portfolio Service Class 2
Fidelity VIP Freedom Income Class 2
Fidelity VIP Freedom 2010 Class 2
Fidelity VIP Freedom 2015 Class 2
Fidelity VIP Freedom 2020 Class 2
Fidelity VIP Freedom 2025 Class 2
Fidelity VIP Freedom 2030 Class 2
Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Value Strategies Portfolio Service Class 2

Janus Aspen Series
International Growth Portfolio Service Class
INTECH Risk-Managed Core Portfolio Service Class
Mid Cap Growth Portfolio Service Class
Lazard Retirement Series, Inc.
US Strategic Equity

Legg Mason Partners Variable Equity Trust
Legg Mason Partners Variable Aggressive Growth Portfolio – Class II
Legg Mason Partners Variable Mid Cap Core Portfolio – Class II

MFS® Variable Insurance Trust
MFS New Discovery Series Fund Service Class
MFS Utilities Series Service Class

Premier VIT
OpCap Small Cap Portfolio

T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio – II
T. Rowe Price Equity Income Portfolio – II

Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets Fund
FIXED OPTIONS
Fixed Account
Fixed LT Account
This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the Policy.
The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.
You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Policy for its investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.
A life insurance policy may be appropriate if you are looking to provide a death benefit for family members or others or to help meet other long-term financial objectives. Discuss with your qualified investment professional whether a variable life insurance policy, optional benefits and underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and relevant information. Together you can decide if a variable life insurance policy is right for you.
Pacific Life does not provide legal or tax advice. Any statement contained in this communication is not intended or written to be legal or tax advice, nor may it be used for the purpose of avoiding any tax penalties that may be imposed on the taxpayer. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

YOUR GUIDE TO THIS PROSPECTUS
2

BENEFITS AND RISKS OF M’S VERSATILE PRODUCT
This overview tells you some key things you should know about your Policy. It’s designed as a summary only – please read the entire prospectus and your Policy for more detailed information, or contact us or your registered representative for additional information about your Policy.
The Policy is offered for sale in all jurisdictions where we are authorized to do business and where the Policy is approved by the appropriate insurance department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. The state in which your Policy is issued governs whether or not certain features, Riders, charges and fees are allowed in your Policy. Any significant variations from the information appearing in this prospectus which are required due to individual state requirements are contained in your Policy, or provided by separate endorsement. You should refer to your Policy for these state specific features.
 Benefits of your policy
 Flexibility
The Policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

•	choose the timing, amount and frequency of premium payments

•	change the Death Benefit Option

•	increase or decrease the Policy’s Face Amount

•	change the Beneficiary

•	change your investment selections.
 Death Benefit
The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit is the minimum Death Benefit that we must pay to ensure that your Policy qualifies as life insurance.
You may choose one of three Death Benefit Options:

•	Option A – your Death Benefit will be the Face Amount of your Policy.

•	Option B – your Death Benefit will be the Face Amount of your Policy plus its Accumulated Value.

•	Option C – your Death Benefit will be the Face Amount of your Policy plus the total premiums you’ve paid minus any withdrawals or distributions made.
You may choose between two ways to calculate the Guideline Minimum Death Benefit:

•	Cash Value Accumulation Test – generally does not limit the amount of premiums you can pay into your Policy.

•	Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the Guideline Minimum Death Benefit will generally be smaller than under the Cash Value Accumulation Test.
The test you choose will generally depend on the amount of premiums you want to pay relative to your desired Death Benefit.
 Accumulated Value
Accumulated Value is the value of your Policy on any Business Day. It is not guaranteed – it depends on the performance of the Investment Options you’ve chosen, the timing and amount of premium payments you’ve made, Policy charges, and how much you’ve borrowed or withdrawn from the Policy.
You can access your Accumulated Value in several ways:

•	Withdrawals – you can withdraw part of your Policy’s Net Cash Surrender Value.

•	Loans – you can take out a loan from us using your Policy’s Accumulated Value as security.
3

BENEFITS AND RISKS OF M’S VERSATILE PRODUCT

•	Surrender – you can surrender or cash in your Policy for its Net Cash Surrender Value while the Insured is alive.

•	Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your Policy’s Beneficiary can use Death Benefit proceeds to buy an income benefit.
 Investment Options
You can choose to allocate your net premiums and Accumulated Value among a selection of Variable Investment Options, each of which invests in a corresponding portfolio of various underlying Funds. The Policy also offers two Fixed Options, both of which provide a guaranteed minimum rate of interest.
You can transfer among the Investment Options during the life of your Policy without paying any current income tax. There is currently no charge for transfers.
 Tax Benefits
Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds. You’ll also generally not be taxed on any or all of your Policy’s Accumulated Value unless you receive a cash distribution.
Risks of your policy
 Long-term Financial Planning
This Policy is designed to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Taking a withdrawal or surrendering your Policy may incur charges. See the Fee Tables and your Policy for charges assessed when withdrawing from or surrendering your Policy.
Please discuss your insurance needs and financial objectives with your registered representative.
 Premium Payments
Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances.
 Lapse
Your Policy stays In Force as long as you have sufficient Accumulated Value to cover your monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you’ll no longer have any insurance coverage. There are costs associated with reinstating a lapsed Policy.
There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your registered representative.
 Investment Performance
Each Variable Investment Option invests in a corresponding portfolio of an underlying Fund, as detailed in Your Investment Options. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any Variable Investment Option you choose.
See each Fund’s prospectus for more information on the underlying portfolios and their individual risks.
4

 Withdrawals and Loans
Making a withdrawal or taking out a loan may:

•	change your Policy’s tax status

•	reduce your Policy’s Face Amount

•	reduce your Policy’s Death Benefit

•	reduce the Death Benefit Proceeds paid to your Beneficiary

•	make your Policy more susceptible to lapsing.
Be sure to plan carefully before using these Policy benefits.
Your Policy’s withdrawal feature is not available until your first Policy Anniversary.
 Tax Consequences of Withdrawals, Surrenders and Loans
You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt.
If your Policy is a Modified Endowment Contract, all distributions you receive during the life of the Policy may be subject to tax and a 10% penalty.
There are other tax issues to consider when you own a life insurance policy. These are described in more detail in Variable Life Insurance and Your Taxes.
5

FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.
 Transaction fees

This table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED

Maximum sales load imposed on premiums	Upon receipt of premium	3.5% of premium

Premium based tax charges[1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium

Maximum surrender charge	Upon full surrender of policy if any Coverage Segment has been in effect for less than 10 Policy Years	$0.26–$10.59 per $1,000 of Face Amount[2]

Charge at end of Policy Year 1 for a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A		$1.88 per $1,000 of Face Amount

Withdrawal charge	Upon partial withdrawal of Accumulated Value	$25 per withdrawal

Transfer fees	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 per Policy Year[3]

OPTIONAL BENEFITS

Accelerated Living Benefits Rider[4]	At exercise of benefit	$150

Long Term Performance Rider

Preferred mortality and expense risk face amount charge	Monthly Payment Date for at least the first Policy Year	$0.00–$2.30 per $1,000 of Face Amount[5]

Charge during the first 10 Policy Years for a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A		$0.32 per $1,000 of Face Amount

Maximum surrender charge	Upon full surrender of Policy during the first 10 Policy Years	$0.26–$76.31 per $1,000 of Face Amount[6]

Surrender charge at end of Policy Year 1 for a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A		$13.80 per $1,000 of Face Amount

Overloan Protection Rider	At exercise of benefit	1.12%–4.53% of Accumulated Value on date of exercise

Charge for a male non-smoker who exercises the Rider at Age 85		3.10% of Accumulated Value on date of exercise

Termination Credit Rider I	At Policy issue	0.25% of the Policy’s maximum annual termination credit basis at issue[7]

Termination Credit Rider II	At Policy issue	0.25% of the Policy’s maximum annual termination credit basis at issue[7]
6

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED

ADMINISTRATIVE AND UNDERWRITING SERVICE FEES[8]

Substitution of Insured	Upon request for substitution of Insured	$100

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate Policy	Upon request of duplicate Policy[9]	$50

Illustration request	Upon request of Policy Illustration in excess of 1 per year	$25

Face Amount increase	Upon effective date of requested Face Amount increase	$100

Death Benefit Option change	Upon request for Death Benefit Option change	$100

Risk Class change	Upon request for Risk Class change	$100

Adding or increasing an optional Rider	Upon approval of specific request	$100

1	We do not expect to increase the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

2	The surrender charge is based on the Age and Risk Class of the Insured, as well as the Death Benefit Option you choose. The surrender charge reduces to $0 after 10 years from the effective date of each Coverage Segment. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your registered representative for information on this charge for your Policy. The surrender charge and maximum surrender charge for your Policy will be stated in the Policy Specifications.

3	There is no charge currently imposed upon a transfer.

4	The Rider is briefly described under The Death Benefit: Optional Riders and more information appears in the SAI.

5	The mortality and expense risk face amount charge under the Rider replaces the mortality and expense risk face amount charge for a base Policy without Long Term Performance Rider Coverage. The mortality and expense risk face amount charge for a Policy without the Long Term Performance Rider ranges from $0.06–$2.30 per $1,000 of Coverage Segment. For the sample Policy shown above, without the Long Term Performance Rider, the monthly mortality and expense risk face amount charge would be $0.36 per $1,000 of Face Amount at issue.

6	The surrender charge under the Rider replaces the maximum surrender charge for a base Policy without Long Term Performance Rider coverage. The maximum surrender charge for a Policy without the Long Term Performance Rider ranges from $0.26–$10.59 upon full surrender of Policy for any Coverage Segment that has been in effect for less than 10 Policy Years. For the sample Policy shown above, without the Long Term Performance Rider, the maximum surrender charge would be $1.88 per $1,000 of Face Amount. The charge for this Rider is the increase in surrender charge if the Policy is surrendered during the first 10 Policy Years. The Rider also has a minimum premium requirement to remain in effect. Annual cumulative premium paid less withdrawals must be equal to or greater than 90% of the guideline level premium or the seven-pay premium at Policy issue, whichever is less. If you elect this Rider, the Policy Specifications will show the Long Term Performance Rider minimum premium amount, and the surrender charges you will pay if you surrender the Policy while the Rider is in force.

7	The rate shown is our current rate, which is also our maximum guaranteed rate. We may reduce the charge for this Rider, and may even reduce it to $0. If we reduce the charge for this Rider it will apply uniformly to all members of the same Class. The maximum annual termination credit basis equals your Policy’s seven-pay premium at issue, and will be shown in your Policy Specifications. The seven-pay premium is the level annual premium required to pay for the Policy’s future death and endowment benefits, and is shown in your Policy Specifications.

8	We do not currently charge administrative or underwriting service fees.

9	Certificate of Coverage is available without charge.
7

FEE TABLES

 Periodic charges other than Fund operating expenses

This table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. The charges include those for individuals in a nonstandard risk category, if applicable.

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Cost of Insurance[1,2] Minimum and maximum	Monthly Payment Date	$0.03–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.03–$21.68 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.07 per $1,000 of a discounted net amount at risk	Same

Administrative charge[2]	Monthly Payment Date	$7.50	Same

Mortality and expense risk Face amount charge[2,3] Minimum and maximum	Monthly Payment Date, beginning on effective date of each Coverage Segment	$0.06–$2.30 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.36 per $1,000 of Coverage Segment	Same

Asset charge[2]	Monthly Payment Date	0.45% annually (0.0375% monthly) of first $25,000 of Accumulated Value in Investment Options, plus 0.05% annually (0.0042% monthly) of Accumulated Value in excess of $25,000 in Investment Options	0.40% annually (0.0333% monthly) of first $25,000 of Accumulated Value in Investment Options, and 0% of Accumulated Value in excess of $25,000 in Investment Options

Loan interest charge	Policy Anniversary	2.75% of Policy’s Loan Account balance annually[4]	Same

OPTIONAL BENEFITS, Minimum and Maximum[5]

Accidental Death Rider	Monthly Payment Date	$0.05–$0.18 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.10 per $1,000 of Coverage Segment	Same

Accounting Benefit Rider
Cost of insurance	Monthly Payment Date	$0.04–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.03–$21.68 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.07 per $1,000 of a discounted Net Amount At Risk	$0.07 per $1,000 of Coverage Segment

Mortality and expense risk face amount charge	Monthly Payment Date	$0–$4.95 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue[6]		$0 per $1,000 of Coverage Segment	Same
8

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Annual Renewable Term Rider
Cost of insurance	Monthly Payment Date	$0.06–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.03–$22.92 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.38 per $1,000 of a discounted Net Amount At Risk	$0.07 per $1,000 of a discounted Net Amount At Risk

Mortality and expense risk face amount charge	Monthly Payment Date	$0.06–$2.30 per $1,000 of Coverage Segment	$0

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.36 per $1,000 of Coverage Segment	$0

Annual Renewable and Convertible Term Rider	Monthly Payment Date	$0.06–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.03–$22.92 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a female preferred non-smoker who is Age 45 at Policy issue		$0.30 per $1,000 of a discounted Net Amount At Risk	$0.05 per $1,000 of a discounted Net Amount At Risk

Children’s Term Rider	Monthly Payment Date	$1.05 per $1,000 of Coverage Segment	Same

Disability Benefit Rider	Monthly Payment Date	$0.40–$1.00 per $10 of Monthly Benefit	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.45 per $10 of monthly benefit	Same

Guaranteed Insurability Rider	Monthly Payment Date	$0.10–$0.29 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 35 at Policy issue[7]		$0.28 per $1,000 of Coverage Segment	Same

Guaranteed Minimum Distribution Rider	Monthly Payment Date	0.05% annually (0.0042% monthly) of the Policy’s Accumulated Value less Policy Debt before exercise of the Rider	Same
		0.50% annually (0.042% monthly) of the Rider’s guaranteed distribution basis[8] after exercise of the Rider	Same

Reset charge	At time of Rider reset	0%–25% of the reset charge basis[9] 0 years = 25% 1 year = 15% 2 years = 12% 3 years = 10% 4 years = 8% 5+ years = 0%	0%–20% of the reset charge basis 0 years = 20% 1 year = 10% 2 years = 7% 3 years = 5% 4 years = 4% 5+ years = 0%

Minimum Earnings Benefit Rider	Monthly Payment Date	0.10% of the alternate accumulated value[10] on the Monthly Payment Date	0.05% of the alternate accumulated value on the Monthly Payment Date

Short-term No-lapse Guarantee Rider	Monthly Payment Date	$0.01– $0.10 per $1,000 of a discounted Net Amount At Risk	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.01 per $1,000 of a discounted Net Amount At Risk	Same

Waiver of Charges Rider	Monthly Payment Date	$0.04–$0.55 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.07 per $1,000 of Coverage Segment	Same

9

FEE TABLES

1	Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications pages will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your registered representative or us. Also, before you purchase the Policy, you may request personalized Illustrations of your future benefits under the Policy based upon the Insured’s Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated per $1.00 of Coverage Segment.

2	When the Insured reaches Age 100, this charge is reduced to $0.

3	The mortality and expense risk face amount charge rate is based on the Age and Risk Class of the Insured and the Face Amount on the Policy Date. It also varies with the Death Benefit Option you choose. Each Coverage Segment will have a corresponding face amount charge related to the amount of the increase, based on the Age and Risk Class of the Insured at the time of the increase. The charge is level for 10 Policy Years from the effective date of the Coverage Segment, then is reduced in Policy Year 11 and thereafter. The mortality and expense risk face amount charges shown in the table may not be typical of the charges you will pay. Ask your registered representative for information regarding this charge for your Policy. The mortality and expense risk face amount charge for your Policy will be stated in the Policy Specifications.

4	Interest owing on the amount you borrow accrues daily at the annual rate. Interest accrued during a Policy Year is due on your Policy Anniversary. If you do not pay interest when due, we transfer an amount equal to the interest that was due from your Accumulated Value and add it to your loan. Loan interest not paid begins accruing interest on the day it is due.

5	Riders are briefly described under The Death Benefit: Optional Riders and more information appears in the SAI. Except for the Childrens Term Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Ask your registered representative for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

6	The Accounting Benefit Rider mortality and expense risk face amount charge for this sample Policy is $0/month per $1,000 of Coverage Segment in Policy Year 1, and the charge/month per $1,000 increases as follows: $0.09 in Policy Year 2; $0.17 in Policy Year 3; $0.25 in Policy Year 4; $0.33 in Policy Year 5; $0.41 in Policy Year 6; $0.50 in Policy Year 7; $0.58 in Policy Year 8; $0.66 in Policy Year 9; and $0.74 in Policy Year 10. The guaranteed charge reduces to $0.17/month in Policy Year 11 and thereafter. We currently charge $0 in Policy Year 11 and thereafter.

7	Guaranteed Insurability Rider is only available to Insureds age 37 and under at Policy issue.

8	The guaranteed distribution basis is equal to the Accumulated Value less any Policy Debt on the exercise effective date. The exercise effective date is the Monthly Payment Date on or next following the date we received your Written Request to exercise this Rider or, if later, the date all conditions to exercise the Rider have been met. If you exercise your right to reset this Rider, the date the Rider is reset will become the new exercise effective date.

9	The reset charge basis calculated if you elect to reset this Rider is equal to your Policy’s Accumulated Value less any Policy Debt immediately prior to resetting the Rider, plus the total distributions taken since the most recent exercise effective date, and minus the guaranteed distribution basis prior to reset. The reset charge rate varies depending upon the number of Policy Years elapsed from the most recent exercise effective date for the Rider. The reset charge rates for your Policy will be shown in your Policy Specifications.

10	The alternate accumulated value is a calculated value reflecting a minimum level of earnings for the Policy. It is based on actual premiums paid less an alternate premium load, actual monthly deductions taken from the Policy’s Accumulated Value, and an alternate accumulated value monthly factor representing an annual interest crediting rate. The alternate accumulated value monthly factor will never be less than 1.00295 (3.6% annually), and the alternate premium load rate will never exceed 25% of premiums paid. The Rider also has a minimum premium requirement to remain in effect. Cumulative premium paid by the end of the 9th Policy Year must be equal to or greater than the Rider’s minimum premium requirement, which will never exceed 450% of the guideline level premiums at Policy issue. The alternate accumulated value monthly factor, alternate premium load and minimum premium requirement are shown in the Policy Specifications.
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 Total annual Fund operating expenses1
This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you pay indirectly during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) charged by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2007, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.
Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.25%	4.21%

	Minimum	Maximum

Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.25%	1.54%

1	Pacific Life Fund Advisors, LLC, adviser to Pacific Select Fund, and M Financial Investment Advisers, adviser to M Fund, and other advisers to the Funds and/or other service providers to the other Funds have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2008. There can be no assurance that expense waivers or reimbursement contracts will be extended beyond their current terms, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding annual operating expenses of that Fund.
11

TERMS USED IN THIS PROSPECTUS
In this prospectus, you and your mean the policyholder or Owner. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Fund, or, collectively, the Funds, refer to one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy. Policy means a M’s Versatile Product variable life insurance policy, unless we state otherwise.
We’ve tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We’ve identified some of these below.
If you have any questions, please ask your registered representative or call us at 1-800-800-7681.
Accumulated Value – the total amount of your Policy’s value allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account, on any Business Day.
Age – at issue, the Insured’s Age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.
Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.
Business Day – any day that the New York Stock Exchange and our Life Insurance Operations Center are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation date in your Policy.
Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.
Cash Value Accumulation Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(b) of the Tax Code.
Class – a subgroup of Insureds determined by a number of factors, including the Age, Risk Class, smoking status and gender (unless unisex rates are required) of the Insured, and the Policy Date and duration.
Coverage Segment – refers separately to the initial Face Amount and any increase in Face Amount.
Death Benefit – the amount which is payable on the date of the Insured’s death.
Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Insured’s death, adjusted as provided in the Policy.
Death Benefit Qualification Test – determines what the minimum Guideline Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.
Face Amount – the minimum Death Benefit for so long as your Policy remains In Force. The Face Amount may be increased or decreased under certain circumstances.
Fixed Options – the Fixed Account and Fixed LT Account, which are part of our General Account.
Free Look Right – your right to cancel (or refuse) your Policy and return it for a refund.
Free Look Transfer Date – for Policies issued in states that require return of premium if the Free Look Right is exercised, the day we transfer Accumulated Value from the Money Market Investment Option to the Investment Options you chose.
General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.
Guideline Minimum Death Benefit – the minimum Death Benefit needed for the Policy to qualify as life insurance under Section 7702 of the Tax Code.
Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.
Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.
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Illustration – a display of Policy benefits based upon the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit, premium payments, and historical or hypothetical gross rate of return.
In Force – the status of a Policy when all requirements are met to provide a Death Benefit upon the death of the Insured.
Investment Option – a Variable Investment Option or Fixed Option.
Insured – the person on whose life the Policy is issued.
Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.
Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.
Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it’s the same day each month thereafter.
Net Amount At Risk – the difference between the Death Benefit payable if the Insured died and the Accumulated Value of your Policy.
Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.
Net Premium – premium paid less any premium load deducted.
Net Single Premium – the amount of premium needed to fund future benefits under the Policy as specified in the Cash Value Accumulation Test.
Owner – the person named on the application who makes the decisions about the Policy and its benefits while it’s In Force. Two or more Owners are called Joint Owners.
Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.
Policy Date – the date used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries. The term “Issue Date” is substituted for Policy Date for Policies issued in Massachusetts.
Policy Debt – the amount in the Loan Account, plus any interest you owe.
Policy Specifications – summarize information specific to your Policy at the time the Policy is issued. We’ll send you updated Policy Specification pages if you change your Policy’s Face Amount or any of the Policy’s other benefits.
Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.
Riders – provide extra benefits, some at additional cost.
Risk Class – is based on the Insured’s gender, health, and tobacco use and is used to calculate certain Policy charges.
Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.
Tax Code – the Internal Revenue Code.
Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding portfolio of an underlying Fund.
Variable Investment Option – a Variable Account.
Written Request – your signed request in writing, which may be required on a form we provide, and received by us.
13

M’S VERSATILE PRODUCT BASICS
M’s Versatile Product is a flexible premium variable life insurance policy that insures the life of one person and pays Death Benefit Proceeds after that person has died.
When you buy a M’s Versatile Product life insurance Policy, you’re entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.
Issuing the Policy
Your registered representative will assist you in completing your application for the Policy. Your registered representative’s broker-dealer firm has up to 7 business days to review the application before it is sent to us. When we approve your signed application, we’ll issue your Policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. Your Policy will be sent to your registered representative for delivery to you. You will be asked to sign a policy delivery receipt. For Policy delivery status, check with your registered representative.
Our obligations to you under the Policy begin when it is In Force. We consider your Policy In Force when the following requirements are met:

•	all necessary contractual and administrative requirements are met, and

•	we receive and apply the initial premium to the Policy.
If there are any outstanding contractual or administrative requirements that prevent your Policy from being placed In Force, your registered representative will review them with you no later than when the Policy is delivered. See How Premiums Work: Your initial premium for more information.
Your Policy will be In Force until one of the following happens:

•	the Insured dies

•	the grace period expires and your Policy lapses, or

•	you surrender your Policy.
If your Policy is not In Force when the Insured dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.
Owners, the Insured, and Beneficiaries
Owners
You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.
If one of the Joint Owners dies, the surviving Owners will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you’ve given us other instructions.
You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your registered representative for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your financial advisor or a lawyer about designating ownership interests.
The Insured
This Policy insures the life of one person who is Age 90 or younger at the time you apply for your Policy, and who has given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Insured has died.
The Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. Most insurance companies use similar risk classification criteria. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it’s appropriate.
When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we’re referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.
14

Beneficiaries
Here are some things you need to know about naming Beneficiaries:

•	You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

•	You can also name a contingent Beneficiary for each primary Beneficiary you name. The contingent Beneficiary will receive the Death Benefit Proceeds if the primary Beneficiary dies.

•	You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.
If no Beneficiary is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you’re no longer living, the Death Benefit Proceeds will go to your estate.
You can change your Beneficiary at any time while the Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your registered representative for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.
Your Policy Date
Your Policy Date
This is usually the later of the day we approve your Policy application or when we receive all administrative requirements needed to issue the Policy. It’s also the beginning of your first Policy Year. Your Policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your Policy Date.
The Policy Date is set so that it never falls on the 29th, 30th or 31st of any month.
You or your registered representative may request that multiple applications have the same Policy Date and be placed In Force on a common date. For multilife or employer sponsored cases, please contact your registered representative for additional details.
Backdating your Policy
You can have your Policy backdated up to six months, as long as we approve it. In Ohio, your Policy can be backdated only three months.
Backdating in some cases may lower your cost of insurance rates since these rates are based on the Age of the Insured. Your first premium payment must cover the premium load and monthly charges for the period between the backdated Policy Date and the day your Policy is issued.
Re-dating your Policy
Once your Policy is issued, you may request us to re-date your Policy. This means your Policy will have a new Policy Date. Re-dating will only be allowed back to the date money is received on your Policy, and can be the earlier of:

•	the date your Policy is delivered to you and you paid initial premium, or

•	the date we received the initial premium, if earlier than the delivery date.
If your delivery date is the 29th, 30th or 31st of any month, the Policy will be dated the 28th of that month.
If the Policy is re-dated, no Policy charges will be deducted for any period during which coverage was not provided under the terms of the Policy and all Policy charges will be calculated from the new Policy Date. There will be no coverage before the new Policy Date.
It may be disadvantageous to request that the Policy be re-dated. A new Policy Date may cause the Insured’s Age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since Policy Date, such as suicide and contestable clauses and surrender charge periods.
We will not re-date Policies that are issued with a temporary insurance premium. Policies with the Policy Date pre-determined under an employer or corporate sponsored plan may not be eligible to re-date.
15

M’S VERSATILE PRODUCT BASICS

Understanding Policy Expenses and Cash Flow (including fees and charges of Fund portfolios)
The chart to the right illustrates how cash normally flows through a M’s Versatile Product Policy.
Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.
Investment earnings will increase your Policy’s Accumulated Value, while investment losses will decrease it. The premium payments you’ll be required to make to keep your Policy In Force will be influenced by the investment results of the Investment Options you choose.
The dark shaded boxes show the fees and expenses you pay directly or indirectly under your Policy.
In some states we’ll hold your Net Premium payments in the Money Market Investment Option until the Free Look Transfer Date. Please turn to Your Free Look Right for details.

16

M’S VERSATILE PRODUCT BASICS
Your Free Look Right
Your Policy provides a free look period once the Policy is delivered to you and you sign the Policy delivery receipt. During the free look period, you have the Free Look Right to cancel (or refuse) your Policy and return it to us or your registered representative for a refund.
There are special rules for the free look period in certain states. You’ll find a complete description of the free look period that applies to your Policy on the Policy’s cover sheet, or on a notice that accompanied your Policy. Generally, the free look period ends 10 days after you receive your Policy.
Some states may have a different free look period if you are replacing another life insurance policy. Please call us or your registered representative if you have questions about your Free Look Right.
The amount of your refund may be more or less than the premium payments you’ve made, depending on the state where you signed your application. We’ll always deduct any Policy Debt from the amount we refund to you.
In most states, your refund will be based on the Accumulated Value of your Policy. In these states, we’ll allocate your Net Premiums to the Investment Options you’ve chosen. If you exercise your Free Look Right, your refund will be:

•	any charges or taxes we’ve deducted from your premiums

•	the Net Premiums allocated to the Fixed Options

•	the Accumulated Value allocated to the Variable Investment Options

•	any monthly charges and fees we’ve deducted from your Policy’s Accumulated Value in the Variable Investment Options.
In some states we’re required to refund the premium payments you’ve made. If you sign your application in one of these states, we’ll hold the Net Premiums in the Money Market Investment Option until the Free Look Transfer Date. On that day, we’ll transfer the Accumulated Value in the Money Market Investment Option to the Investment Options you’ve chosen.
The Free Look Transfer Date is the latest of the following:

•	15 days after we issue your Policy

•	when we consider your Policy to be In Force.
California insureds age 60 and over
For Policies issued in the state of California, if the Insured is Age 60 or older as of the Policy effective date, the Policy’s free look period is 30 days from date of delivery. During the 30-day free look period, we’ll hold the Net Premiums in the Money Market Investment Option. On the day following the end of the 30-day free look period, we’ll automatically transfer the Accumulated Value in the Money Market Investment Option to the Investment Options you chose. This automatic transfer to your Investment Option allocation choices is excluded from the transfer limitations described later in this prospectus.
If you exercise your Free Look Right during the 30-day free look period, we will refund the premium payments you’ve made, less any Policy Debt.
You may specifically direct that, during the 30-day free look period, all Net Premiums received by us be immediately allocated to the Investment Options according to your most recent allocation instructions. You may do this:

•	on your application

•	in writing any time prior to the end of the 30-day free look period.
If you specifically request your Net Premiums be immediately allocated to the Investment Options, and you exercise your Free Look Right during the 30-day free look period, the amount of your refund may be more or less than the premium payments you’ve made. Your refund will be calculated as of the day we or your registered representative receive your request and the Policy. The refund will be:

•	any charges or taxes we’ve deducted from your premiums

•	the Net Premiums allocated to the Fixed Options

•	the Accumulated Value allocated to the Variable Investment Options

•	any monthly charges and fees we’ve deducted from your Policy’s Accumulated Value in the Variable Investment Options.
17

M’S VERSATILE PRODUCT BASICS

Timing of Payments, Forms and Requests
Effective date
Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the appropriate mailing address that appears in Where To Go For More Information: How To Contact Us on the back cover of this prospectus. Any application, premium payment, form, request or any other correspondence sent to any Pacific Life address other than to the mailing address appearing in Where To Go For More Information: How To Contact Us will not be deemed received in proper order and may result in a processing delay.
Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a Business Day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we’ll process it as of the end of the next Business Day.
Other forms, notices and requests are normally effective as of the next Business Day after we receive them in proper form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them in proper form.
Proper form
We’ll process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your registered representative if you have questions about the proper form required for a request.
When we make payments and transfers
We’ll normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

•	the New York Stock Exchange closes on a day other than a regular holiday or weekend

•	trading on the New York Stock Exchange is restricted

•	an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or

•	the SEC permits a delay for the protection of policy owners.
We may delay transfers and payments from the Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We’ll pay interest at an annual rate of at least 2.5% on any withdrawals or surrender proceeds from the Fixed Options that we delay for 30 days or more.
Statements and Reports We’ll Send You
We send the following statements and reports to policy owners:

•	a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

•	a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

•	supplemental schedules of benefits and planned periodic premiums. We’ll send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.
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•	financial statements, at least annually or as required by law, of the Separate Account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We’ll also send you financial statements that we receive from the other Funds.
If you suspect an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible to ensure proper accounting to your Policy. We assume transactions are accurate unless you notify us otherwise within 90 days after the transaction confirmation date or, if the transaction is first confirmed on the quarterly statement, within 90 days after the quarterly statement date. All transactions are deemed final and may not be changed after the applicable 90 day period. When you write us, include your name, Policy number and a description of the suspected error.
Prospectus and Fund Report Format Authorization
Subject to availability, you may request us to deliver prospectuses, statements, and other information (“Documents”) electronically. You may also elect to receive prospectus and Fund reports on CD-ROM, via US mail service. If you wish to receive Documents electronically or via CD-ROM, you authorize us to do so by indicating this preference on the application, via telephone, or by sending us a Written Request to receive such Documents electronically. We do not charge for this service.
For electronic delivery, you must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required Documents electronically.
Telephone and Electronic Transactions
Unless you elect otherwise your signature on the application authorizes us to accept telephone and electronic instructions for the following transactions:

•	transfers between Investment Options

•	initiate the dollar cost averaging and portfolio rebalancing service

•	change future premium allocation instructions
•	initiate Policy loans.
If you apply for your Policy in Florida, or, in most states, if you applied for your Policy prior to November 1, 2006, you must elect to authorize us to accept telephone and electronic instructions by completing the appropriate section on your application.
If you do not authorize us to accept telephone or electronic instructions on your application, you can later instruct us to accept telephone or electronic instructions as long as you complete and file a Telephone and Electronic Authorization Form with us.
Certain registered representatives are able to give us instructions electronically if authorized by you. You may appoint your registered representative to give us instructions on your behalf by completing and filing a Telephone and Electronic Authorization Form with us.
Here are some things you need to know about telephone and electronic transactions:

•	If your Policy is jointly owned, all Joint Owners must sign the telephone and electronic authorization. We’ll take instructions from any Owner or anyone you appoint.

•	We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.
We’ll send you a written confirmation of each telephone and electronic transaction.
Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the
19

M’S VERSATILE PRODUCT BASICS

Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.
When you authorize us to accept your telephone and electronic instructions, you agree that:

•	we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

•	neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

•	you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.
20

THE DEATH BENEFIT
We’ll pay Death Benefit Proceeds to your Beneficiary after the Insured dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.
The Face Amount
Your Policy’s initial amount of insurance coverage is its initial Face Amount. We determine the Face Amount based on instructions provided in your application.
The minimum Face Amount when a Policy is issued is usually $50,000, but we may reduce this in some circumstances. You’ll find your Policy’s Face Amount, which includes any increases or decreases, in the Policy Specifications in your Policy.
The Death Benefit
This Policy offers three Death Benefit Options, Options A, B and C. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.
This Policy offers two ways to calculate the Guideline Minimum Death Benefit: the Cash Value Accumulation Test and the Guideline Premium Test. These are called Death Benefit Qualification Tests. The Death Benefit Qualification Test you choose will generally depend on the amount of premiums you want to pay.
Here are some things you need to know about the Death Benefit:

•	You choose your Death Benefit Option and Death Benefit Qualification Test on your Policy application.

•	If you do not choose a Death Benefit Option, we’ll assume you’ve chosen Option A.

•	If you do not choose a Death Benefit Qualification Test, we’ll assume you’ve chosen the Guideline Premium Test.

•	The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Guideline Minimum Death Benefit, calculated using the Death Benefit Qualification Test you’ve chosen.

•	The Death Benefit will never be lower than the Face Amount of your Policy if you’ve chosen Death Benefit Option A or B. The Death Benefit Proceeds will always be reduced by any Policy Debt.

•	We’ll pay the Death Benefit Proceeds to your Beneficiary when we receive proof of the Insured’s death.
Choosing Your Death Benefit Option
You can choose one of the following three Death Benefit Options for the death benefit on your application.

Option A – the Face Amount of your Policy.	Option B – the Face Amount of your Policy plus its Accumulated Value.

The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.

Option C – the Face Amount of your Policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

The more premiums you pay and the less you withdraw, the larger the Death Benefit will be.
The examples are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy.
21

THE DEATH BENEFIT

Choosing a Death Benefit Qualification Test
This Policy offers two Death Benefit Qualification Tests that we use to calculate the Guideline Minimum Death Benefit. You choose one of these tests on your application. Once you choose a test, you cannot change it.
Your Death Benefit Qualification Test affects the following:

•	premium limitations

•	amount of Guideline Minimum Death Benefit

•	monthly cost of insurance charges

•	flexibility to reduce Face Amount.
Each test determines what the Guideline Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code.
Cash Value Accumulation Test
If you choose the Cash Value Accumulation Test, your Policy’s Guideline Minimum Death Benefit will be the greater of:

•	the minimum Death Benefit amount that’s needed for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or

•	101% of the Policy’s Accumulated Value.
Under this test, a Policy’s Death Benefit must be large enough to ensure that its Cash Surrender Value, as defined in Section 7702 of the Tax Code (and which is based on Accumulated Value, among other things), is never larger than the Net Single Premium that’s needed to fund future benefits under the Policy. The Net Single Premium under your Policy varies according to the Insured’s Age, sex, and Risk Class. It’s calculated using an interest rate of at least 4% and the guaranteed mortality charges at the time the Policy is issued. We’ll use a higher interest rate if we’ve guaranteed it under your Policy.

An example

For a Policy that insures a male, Age 45 when the Policy was issued, with a standard nonsmoking Risk Class, in Policy Year 6 the Guideline Minimum Death Benefit under the Cash Value Accumulation Test is calculated by multiplying each $1,000 of Accumulated Value by a “Net Single Premium factor” of 2.4728.

Guideline Premium Test
Under this test, the Guideline Minimum Death Benefit is calculated by multiplying your Policy’s Accumulated Value by a guideline premium Death Benefit percentage. The Death Benefit percentage is based on the Age of the Insured, so it varies over time. It is 250% when the Insured is Age 40 or younger, and reduces as the person gets older. You’ll find a table of Death Benefit percentages in Appendix A and in your Policy.
If you choose the Guideline Premium Test, the total premiums you pay cannot exceed your Policy’s Guideline Premium Limit. Your Policy’s Guideline Premium Limit is the greater of:

•	the guideline single premium or

•	the sum of the guideline level annual premiums to date.
Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that shows you the guideline single premium and guideline level annual premiums.
If you increase or decrease your coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.
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Comparing the Death Benefit Qualification Tests
The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test. When choosing between the tests, you should consider:

Cash Value
	Accumulation Test	Guideline Premium Test

Premium payments[1]	Allows flexibility to pay more premium	Premium payments are limited under the Tax Code

Death Benefit	Generally higher as Policy duration increases	May be higher in early years of Policy

Monthly cost of insurance charges	May be higher, if the Death Benefit is higher	May be lower, except perhaps in early years of Policy

Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

[1]	If you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. See Your Accumulated Value for more information on how cost of insurance charges are calculated.
Comparing the Death Benefit Options
The tables below compare the Death Benefits provided by the Policy’s three Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.
These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your Policy’s Accumulated Value, increase with the amount of the Death Benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.
The example below is based on the following:

•	the Insured is Age 45 at the time the Policy was issued and dies at the beginning of the sixth Policy Year

•	Face Amount is $100,000

•	Accumulated Value at the date of death is $25,000

•	total premium paid into the Policy is $30,000

•	the Guideline Minimum Death Benefit under the Guideline Premium Test is $46,250 (assuming a Guideline Premium Test factor of 185% x Accumulated Value)

•	the Guideline Minimum Death Benefit under the Cash Value Accumulation Test is $61,820 (assuming a Net Single Premium factor of $2.4728 for each $1,000 of Accumulated Value).

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
		two amounts

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$46,250	$74,794.42
Option B	Face Amount plus Accumulated Value	$125,000	$46,250	$99,743.03
Option C	Face Amount plus premiums less distributions	$130,000	$46,250	$104,732.75

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THE DEATH BENEFIT

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$61,820	$74,794.42
Option B	Face Amount plus Accumulated Value	$125,000	$61,820	$99,743.03
Option C	Face Amount plus premiums less distributions	$130,000	$61,820	$104,732.75

Here’s the same example, but with an Accumulated Value of $75,000. Because Accumulated Value has increased, the Guideline Minimum Death Benefit is now:

•	$138,750 for the Guideline Premium Test

•	$185,460 for the Cash Value Accumulation Test.

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
		two amounts

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$138,750	$63,464.76
Option B	Face Amount plus Accumulated Value	$175,000	$138,750	$99,640.24
Option C	Face Amount plus premiums less distributions	$130,000	$138,750	$63,464.76

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$185,460	$110,078.74
Option B	Face Amount plus Accumulated Value	$175,000	$185,460	$110,078.74
Option C	Face Amount plus premiums less distributions	$130,000	$185,460	$110,078.74

When We Pay the Death Benefit
We calculate the amount of the Death Benefit Proceeds as of the end of the day the Insured dies. If the Insured dies on a day that is not a Business Day, we calculate the Death Benefit Proceeds as of the next Business Day.
Your Policy’s Beneficiary must send us proof that the Insured died while the Policy was In Force, along with payment instructions. Your Beneficiary can choose to receive the Death Benefit Proceeds in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.
Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you’ve added, minus any Policy Debt, minus any overdue Policy charges.
We’ll pay interest at an annual rate of at least 2.5% on the Death Benefit Proceeds, calculated from the day the Insured dies to the day we pay the Death Benefit Proceeds. In some states we may pay a higher rate of interest if required by law.
It is important that we have a current address for your Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to your Beneficiary within five years of the death of the Insured, we’ll be required to pay them to the state.
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Changing Your Death Benefit Option
You can change your Death Benefit Option while your Policy is In Force. Here’s how it works:

•	You can change the Death Benefit Option once in any Policy Year.

•	You must send us your Written Request.

•	You can change from any Death Benefit Option to Option A or Option B.

•	You cannot change from any Death Benefit Option to Option C.

•	The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we’ll process it that day.

•	We may charge you a fee of up to $100 each time you request to change your Death Benefit Option.

•	The Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change. We will not let you change the Death Benefit Option if doing so means the Face Amount of your Policy will become less than $50,000. We may waive this minimum amount under certain circumstances.

•	Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

•	The new Death Benefit Option will be used in all future calculations.
We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you’ve told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in Variable Life Insurance and Your Taxes.
Changing the Face Amount
You can increase or decrease your Policy’s Face Amount starting on the first Policy Anniversary as long as we approve it. If you change the Face Amount, we’ll send you a supplemental schedule of benefits and premiums. Here’s how it works:

•	You can change the Face Amount as long as the Insured is alive.

•	You can only change the Face Amount once in any Policy Year.

•	You must send us your Written Request while your Policy is In Force.

•	Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

•	The Insured will also need to agree to the change in Face Amount, if you are not the Insured.

•	Increasing the Face Amount may increase the Death Benefit, and decreasing the Face Amount may decrease the Death Benefit. The amount the Death Benefit changes will depend, among other things, on the Death Benefit Option you’ve chosen and whether, and by how much, the Death Benefit is greater than the Face Amount before you make the change.

•	Changing the Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

•	If your Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, we will not charge you our usual $25 withdrawal fee, but the withdrawal may be taxable. Please turn to Withdrawals, Surrenders and Loans for information about making withdrawals.

•	We can refuse your request to make the Face Amount less than $50,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.
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THE DEATH BENEFIT

Increasing the Face Amount
Here are some additional things you should know about increasing the Face Amount:

•	You must give us satisfactory evidence of insurability.

•	Each increase you make to the Face Amount must be $25,000 or more.

•	We may charge you a fee of up to $100 for each increase. We deduct the fee on the day the increase is effective from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	Each increase in Face Amount will have an associated cost of insurance rate, mortality and expense risk face amount charge and surrender charge.
Decreasing the Face Amount
Decreasing the Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required to return:

•	part of your premium payments to you if you’ve chosen the Guideline Premium Test, or

•	make distributions from the Accumulated Value, which may be taxable. For more information, please see Variable Life Insurance and Your Taxes.
Here are some additional things you should know about decreasing the Face Amount:

•	The initial Face Amount and any additional Coverage Segment are eligible for decrease on or after the fifth anniversary of its effective date.

•	We’ll apply any decrease in the Face Amount to eligible Coverage Segments in the following order:

•	to the most recent eligible increases you made to the Face Amount

•	to the initial Face Amount.

•	We do not charge you for a decrease in Face Amount.

•	We can refuse your request to decrease the Face Amount if making the change means:

•	your Policy will end because it no longer qualifies as life insurance

•	the distributions we’ll be required to make from your Policy’s Accumulated Value will be greater than your Policy’s Net Cash Surrender Value

•	your Policy will become a Modified Endowment Contract and you have not told us in writing that this is acceptable to you.
Optional Riders
There are 15 optional Riders that provide extra benefits, some at additional cost. Not all Riders are available in every state, and some Riders may only be added when you apply for your Policy. Ask your registered representative for more information about the Riders available with the Policy, or about other kinds of life insurance policies offered by Pacific Life.

•	Accelerated Living Benefits Rider
Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states).

•	Accidental Death Rider
Provides additional insurance coverage in the event of the accidental death of the Insured.

•	Accounting Benefit Rider
Provides added protection benefit on the Insured.

•	Annual Renewable Term Rider
Provides annual renewal term insurance on the Insured.

•	Annual Renewable and Convertible Term Rider
Provides annual renewal term insurance on members of the Insured’s immediate family.

•	Children’s Term Rider
Provides term insurance for the children of the Insured.
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•	Disability Benefit Rider
Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability, until he or she reaches Age 65.

•	Guaranteed Insurability Rider
Gives the right to buy additional insurance on the life of the Insured on certain specified dates without proof of insurability.

•	Guaranteed Minimum Distribution Rider
Guarantees minimum annual distributions from the Policy’s Accumulated Value over a specified period of time following exercise of the Rider. Exercise of this Rider requires an Accumulated Value in excess of the Policy’s Face Amount. At the time you exercise this Rider, and while the Rider is in force, your Policy’s Accumulated Value must be allocated to the Fixed Options and/or one of the asset allocation models established and maintained by us. This means you will not be able to allocate among the available Investment Options at your discretion. Not all asset allocation models we offer under any asset allocation program may be eligible for use with this Rider. Currently, portfolio optimization Model E is not available for use with this Rider.

•	Long Term Performance Rider
Improves long-term performance by reducing monthly deductions from the Policy’s Accumulated Value. The Rider increases the surrender charge you will pay if you surrender the Policy during the first 10 Policy Years. Before adding this Rider you should consider whether you expect to make sufficient premium payments to keep the reduced monthly deductions in effect, or if you will surrender the Policy during the period while the increased surrender charge is in effect.

•	Minimum Earnings Benefit Rider
Allows allocation to the Variable Investment Options while providing minimum earnings protection at Rider maturity. While this Rider is in force, your Policy’s Accumulated Value must be allocated to the Fixed Options and/or one of the asset allocation models established and maintained by us. This means you will not be able to allocate among the available Investment Options at your discretion. Not all asset allocation models we offer under any asset allocation program may be eligible for use with this Rider. Currently, portfolio optimization Model E is not available for use with this Rider.

•	Short-term No-lapse Guarantee Rider
May continue your Policy and any attached Riders if your Policy would otherwise lapse.

•	Termination Credit Rider I
May provide higher early cash value and improve long term performance. Availability limited to groups of at least 5 Policies owned by a corporation or trust which meet the minimum annual aggregate premium requirement of $250,000 annually.

•	Termination Credit Rider II
May provide higher early cash value and improve long term performance. Availability limited to Policies owned by a corporation, trust or individual (when part of an employer-sponsored arrangement) which meet the minimum annual aggregate premium requirement of $50,000 annually.

•	Waiver of Charges Rider
Waives certain charges if the Insured becomes totally disabled before age 60.
Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your investment professional to decide whether an optional benefit is appropriate for you.
There may be tax consequences if you exercise your rights under the Accelerated Living Benefits Rider or take distributions under the Guaranteed Minimum Death Benefit Rider. Please see Variable Life Insurance and Your Taxes for more information.
We’ll add any Rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.
More detailed information appears in the SAI. To obtain a copy of the SAI, visit our website at www.Pacificlife.com. Samples of the provisions for the extra optional benefits are available from us upon Written Request.
Things to keep in mind
We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a Policy and a Rider, however, may be more economical than adding another Policy. It may also be more economical to provide an amount of insurance coverage through a Policy alone. Many life insurance policies have some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs.
27

THE DEATH BENEFIT

Under certain circumstances, combining a Policy with an Annual Renewable Term Rider or Accounting Benefit Rider may result in a Face Amount equal to the Face Amount of a single Policy.
In general, your Policy coverage offers the advantage of lower guaranteed cost of insurance rates than the added Riders. If you add a Rider or Riders to your Policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all premiums are paid. Adding a Rider or Riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.
Combining a Policy with an Annual Renewable Term Rider may lower costs and may improve Accumulated Value accrual for the same amount of Death Benefit. However, your Policy has guaranteed maximum charges. Adding an Annual Renewable Term Rider will result in guaranteed maximum charges that are higher than for a single Policy with the same Face Amount.
Combining a Policy with an Accounting Benefit Rider may improve Accumulated Value accrual in the early years of your Policy, but could result in either higher or lower charges than under a single Policy. The timing of certain charges for Policies held for certain periods may also be affected.
Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your Policy’s Face Amount that is made up of Policy, Annual Renewable Term Rider, or Accounting Benefit Rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional Illustrations showing the effects of different proportions of Policy and Rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.
28

HOW PREMIUMS WORK
Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.
The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See Variable Life Insurance and Your Taxes for more information.
We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you’ve chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you’ve taken advantage of, you may need to make additional premium payments to cover monthly deductions for policy charges to keep your Policy In Force. We reserve the right to accept premium payments in amounts less than $50.
Your Initial Premium
We apply your first premium payment to the Policy on the later of the day we receive it or the day we receive all contractual and administrative requirements necessary for your Policy to be In Force. See How Premiums Work: Allocating Your Premiums for more information on when your first Net Premium is allocated to the Investment Options.
If you have outstanding contractual and administrative requirements, your registered representative will notify you of a delivery date when any outstanding requirements are due to us, not to exceed 45 days from the date we issue your Policy. If we do not receive your first premium payment and all contractual and administrative requirements on or before the delivery date, we can cancel the Policy and refund any premium payment you’ve made. We may extend the delivery date in some cases.
Planned Periodic Premium Payments
You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

•	On your application, you choose a fixed amount of at least $50 for each premium payment.

•	You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

•	We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer Plan payments, which are paid automatically). If you own more than one Policy, you can request us to send one notice — called a listbill — that reminds you of your payments for all of your Policies. You can choose to receive the listbill every month.

•	If you have any Policy Debt, we’ll treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we’ll treat it as a premium payment.
You do not have to make the premium payments you’ve scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to Your Policy’s Accumulated Value for more information.
Paying Your Premium
Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

•	by personal check, drawn on a U.S. bank

•	by cashier’s check, if it originates in a U.S. bank

•	by money order in a single denomination of more than $10,000, if it originates in a U.S. bank

•	by third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

•	wire transfers that originate in U.S. banks.
29

HOW PREMIUMS WORK

We will not accept premium payments in the following forms:

•	cash

•	credit card or check drawn against a credit card account

•	traveler’s checks

•	cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank

•	money order in a single denomination of $10,000 or less

•	third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

•	wires that originate from foreign bank accounts.
All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.
Monthly Electronic Funds Transfer Plan
Once you’ve made your first premium payment, you can make monthly premium payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

•	You can choose any day between the 4th and 28th of the month.

•	If you do not specify a day for us to make the withdrawal, we’ll withdraw the premium payment on your Policy’s monthly anniversary. If your Policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we’ll withdraw the payment on the 4th of each month.

•	If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as premium payments unless we receive a new form requesting that payments be applied as a loan repayment.
Deductions From Your Premiums
We deduct a premium load from each premium payment you make. The load is made up of three charges:
Sales load
We deduct a 3.5% sales load from each premium payment you make. This charge helps pay for the cost of distributing our Policies.
Premium based charges
State and local charge
We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to change the rate unless the rate we pay changes.
We deduct 1.50% from each premium payment to compensate us for certain costs or lost investment opportunities we incur associated with certain policy acquisition expenses that we are generally required to capitalize and amortize over a 10-year period, rather than deduct them currently for federal income tax purposes, which may result in a higher corporate federal income tax liability for us in the year the expenses were incurred. These consequences are often referred to as the deferred acquisition cost (“DAC tax”).
Effective January 1, 2006, we reduced the total amount of premium based charges we deduct from each premium payment you make by 0.20%. Effective January 1, 2007, we instituted an additional 0.20% reduction, so that the total reduction in charges deducted from each premium payment you make is 0.40%. This reduction in charge is not guaranteed. We may, in our sole discretion, change the amount of or eliminate the reduction.
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We reserve the right to increase or decrease these loads and charges. Like other Policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.
Limits on the Premium Payments You Can Make
We will not accept premium payments after the Insured reaches Age 100.
Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

•	If you’ve chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

•	If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You’ll find a detailed discussion of Modified Endowment Contracts in Variable Life Insurance and Your Taxes. You should speak to a qualified tax adviser for complete information regarding Modified Endowment Contracts.

•	If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit or would be equal to it once we applied your premium payment.
You’ll find more detailed information regarding these situations in the SAI.
Allocating Your Premiums
We generally allocate your Net Premiums to the Investment Options you’ve chosen on your application on the day we receive them. Please turn to Your Investment Options for more information about the Investment Options.
When we allocate your first premium depends on the state where you signed your Policy application. If you signed your application in a state that requires us to return the premiums you’ve paid if you exercise your Free Look Right, we’ll hold your Net Premiums in the Money Market Investment Option until the Free Look Transfer Date, and then transfer them to the Investment Options you’ve chosen.
If you signed your application in a state that requires refunds to be based on Accumulated Value if you exercise your Free Look Right, we allocate Net Premiums to the Investment Options you’ve chosen on the day we receive them or your Policy Date, if later. If your Policy has outstanding contractual and/or administrative requirements necessary before it can be placed In Force, we will allocate any Net Premiums received to the Money Market Variable Account until the requirements are satisfied and your Policy is placed In Force.
Portfolio optimization
The service. Portfolio optimization is an asset allocation service that is offered at no additional charge for use within your Policy. Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal. For your Policy, portfolio optimization can help with decisions about how you should allocate your Accumulated Value among available Investment Options. The theory behind portfolio optimization is that diversification among asset classes can help reduce volatility over the long term.
As part of the portfolio optimization service, several asset allocation models have been developed (portfolio optimization models or models), each based on different profiles of an investor’s willingness to accept investment risk. If you decide to subscribe to the portfolio optimization service and select one of the portfolio optimization models, your initial Net Premium (in the case of a new application) or Accumulated Value, as applicable, will be allocated to the Investment Options according to the model you select. Subsequent Net Premium will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your Accumulated Value quarterly, semi-annually, or annually, to maintain the current allocations of your portfolio optimization model, since changes in the net asset values of the underlying portfolios in each model will alter your asset allocation over time. If you also allocate part of your Net Premium or Accumulated Value outside the models with our Portfolio Optimization Plus feature, as described below, and you elect periodic rebalancing, such amounts will not be considered when
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HOW PREMIUMS WORK

rebalancing. If you subscribe to portfolio optimization and elect periodic rebalancing, only the Investment Options within your model will be rebalanced.
If you subscribe to portfolio optimization, Pacific Life Fund Advisors LLC (the Adviser), a subsidiary of Pacific Life, will serve as your investment adviser for the service solely for purposes of development of the portfolio optimization models and periodic updates of the models.
On a periodic basis (typically annually), the portfolio optimization models are evaluated and the models are updated, as discussed below. If you subscribe to portfolio optimization, your Accumulated Value or Net Premium, as applicable, will be automatically reallocated in accordance with the model you select as it is updated from time to time based on discretionary authority that you grant to the Adviser, unless you instruct us otherwise. For more information on the role of the investment adviser for the portfolio optimization service, please see the brochure from the Adviser’s Form ADV, the SEC investment adviser registration form, which will be delivered to Policy Owners at the time you subscribe to the portfolio optimization service. Please contact us if you would like to receive a copy of this brochure. In developing and periodically updating the portfolio optimization models, the Adviser currently relies on the recommendations of an independent third-party analytical firm. The Adviser may change the firm that it uses from time to time, or, to the extent permissible under applicable law, use no independent firm at all.
The portfolio optimization models. Five asset allocation models are offered, each comprised of a carefully selected combination of Investment Options (reflecting the underlying portfolios of Pacific Select Fund). Development of the portfolio optimization models is a multi-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization.” Next, after the asset class exposures are known, a determination is made of how available Investment Options (underlying portfolios) can be used to implement the asset class level allocations. The Investment Options are selected by evaluating the asset classes represented by the underlying portfolios and combining Investment Options to arrive at the desired asset class exposures. The portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, Investment Options are selected in a way intended to optimize potential returns for each model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an Investment Option in a model based on its specific asset class exposure or other specific optimization factors, even where another Investment Option may have better historical performance.
Periodic updates of the portfolio optimization model and notices of updates. Each of the portfolio optimization models are evaluated periodically (generally, annually) to assess whether the combination of Investment Options within each model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the model. As a result of the periodic analysis, each model may change and Investment Options may be added to a model (including Investment Options not currently available), or Investment Options may be deleted from a model.
When your portfolio optimization model is updated, your Accumulated Value and any subsequent Net Premium will automatically be reallocated in accordance with any changes to the model you have selected. This means the allocation of your Accumulated Value, and potentially the Investment Options in which you are invested, will automatically change and your Accumulated Value and any subsequent Net Premium will be automatically reallocated among the Investment Options in your updated model (independently of any automatic rebalancing you may have selected). If you participate in the Portfolio Optimization Plus feature, the Accumulated Value and Net Premium amounts allocated outside the portfolio optimization model will not be reallocated. The Adviser requires that you grant it discretionary investment authority to periodically reallocate your Accumulated Value and any subsequent Net Premium in accordance with the updated version of the portfolio optimization model you have selected, if you wish to participate in portfolio optimization.
When the Adviser updates the portfolio optimization models, a written notice of the updated models will be sent to participants at least 30 days in advance of the date the Adviser intends the updated version of the model to be effective. You should carefully review these notices. If you wish to accept the changes in your selected model, you will not need to take any action, as your Accumulated Value and any subsequent Net Premium will automatically be reallocated in accordance with the updated model automatically. If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the portfolio optimization service.
Selecting a portfolio optimization model. If you choose to subscribe to the portfolio optimization service, you need to determine which portfolio optimization model is best for you. Neither the Adviser nor its affiliates will make this decision. You should consult with your registered representative on this decision. Your registered representative can help you determine which model is
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best suited to your financial needs, investment time horizon, and willingness to accept investment risk. You should periodically review these factors with your registered representative to determine if you should change models to keep up with changes in your personal circumstances. Your registered representative can assist you in completing the proper forms to subscribe to the portfolio optimization service or to change to a different model. You may, in consultation with your registered representative, utilize analytical tools made available by the Adviser, including an investor profile questionnaire, which asks questions intended to help you or your registered representative assess your financial needs, investment time horizon, and willingness to accept investment risk. Your responses can be analyzed using the service available on our website. While the information from our website may assist you, it is your decision, in consultation with your registered representative, to select a model or to change to a different model, and the Adviser and its affiliates bear no responsibility for this decision.
You may change to a different model at any time by completing an Investment Policy Statement. Please contact us or your registered representative for a copy of this form. You may discontinue the portfolio optimization service for your Policy at any time with a proper Written Request or by telephone or electronic instructions provided we have your completed telephone and electronic authorization on file.
Risks. Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your Accumulated Value could be better or worse by participating in a portfolio optimization model than if you had not participated. A model may perform better or worse than any single Investment Option or asset class or other combinations of Investment Options or asset classes. Model performance is dependent upon the performance of the component Investment Options (and their underlying portfolios). The timing of your investment and the frequency of automatic rebalancing may affect performance. Your Accumulated Value will fluctuate, and when redeemed, may be worth more or less than the original cost.
A portfolio optimization model may not perform as intended. Although the models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are based, which could cause the models to be ineffective or less effective in reducing volatility.
Periodic updating of the portfolio optimization models can cause the underlying portfolios to incur transactional expenses to raise cash for money flowing out of the portfolios or to buy securities with money flowing into the portfolios. These expenses can adversely affect performance of the pertinent portfolios and the models.
The Adviser may be subject to competing interests that have the potential to influence its decision making with regard to portfolio optimization. For example, one portfolio may provide a higher advisory fee to the Adviser than another portfolio, and provide the Adviser with incentive to use the portfolio with the higher fee as part of a portfolio optimization model. In addition, the Adviser may believe that certain portfolios may benefit from additional assets or could be harmed by redemptions. As adviser to Pacific Select Fund, the Adviser monitors performance of the portfolios, and may, from time to time, recommend to the Pacific Select Fund’s Board of Trustees a change in portfolio management firm or strategy or the closure or merger of a portfolio, all of which could impact a model. All Pacific Select Fund portfolios, except those expected to be liquidated or merged, are analyzed by the independent third-party analytical firm. The third-party analytical firm determines the number of portfolios in a model, the percent that any portfolio represents in a model, and which portfolios may be selected. The Adviser will work together with the analytical firm to resolve any investment related matters derived from the analytical firm’s recommendations. The Adviser believes that its reliance on the recommendations of an independent third-party analytical firm to develop and update the models (as described above) reduces or eliminates the potential for the Adviser to be influenced by these competing interests, but there can be no assurance of this.
The Adviser and its affiliates are under no contractual obligation to continue this service and has the right to terminate or change the portfolio optimization service at any time.
Portfolio Optimization Plus. With our Portfolio Optimization Plus feature, you may choose to allocate a portion of your Accumulated Value and/or Net Premiums outside of the portfolio optimization model you selected. You may change these allocations at any time, and make transfers as described later in this prospectus under Your Investment Options: Transferring Among Investment Options and Market-timing Restrictions.
While you participate in Portfolio Optimization Plus, only the Net Premium or Accumulated Value allocated to a portfolio optimization model will be automatically reallocated if the model updates, or rebalanced if you elect to have the Accumulated Value in the model periodically rebalanced as described above. You may not use the dollar cost averaging service, portfolio rebalancing service or first year transfer service while you participate in Portfolio Optimization Plus.
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HOW PREMIUMS WORK

There is no charge for using this feature.
Riders. Some of the Riders available under the Policy require you to participate in an asset allocation service. If you purchased any of these Riders, such Riders will terminate if you withdraw from portfolio optimization or allocate any portion of your Net Premium or Accumulated Value to a Variable Investment Option that is not currently included in your model (as more fully described in each Rider).
The models. Information concerning the portfolio optimization models is described below. These models are available effective May 2, 2008. For more information regarding the portfolio optimization models available until May 2, 2008, see Appendix B. You should review this information carefully before selecting or changing a model.
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The current asset class exposure and portfolio optimization model allocations shown in the chart below may change over time, based on the periodic review of the models and reallocations which reflect updated recommendations.

Model A Conservative	Model B Moderate-Conservative	Model C Moderate	Model D Moderate-Aggressive	Model E Aggressive

Investor Profile

You are looking for a relatively stable investment and do not tolerate short- term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Time Horizon < --------------------------------------------------------------------------------- > Longer Investment Time Horizon Investor Objective

Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.

		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < ------------------------------------------------------------------------------------- > Higher Risk Asset Class Target Exposure as of May 2, 2008

	Model A	Model B	Model C	Model D	Model E

Cash	7%	5%	2%	—	—

Bonds	73	55	38	20%	4%

Domestic Stocks	15	29	43	55	66

International Stocks	5	11	17	25	30

Portfolio Optimization Model Target Allocations as of May 2, 2008

	Model A	Model B	Model C	Model D	Model E

Small-Cap Growth	—	—	2%	2%	3%

International Value	3%	5%	6	9	10

Long/Short Large-Cap	1	2	2	3	4

International Small-Cap	—	1	2	3	3

Equity Index	2	3	3	4	4

Small-Cap Index	—	—	—	—	2

Diversified Research	1	2	2	2	2

American Funds® Growth-Income	—	—	3	5	5

American Funds® Growth	—	4	4	4	5

Large-Cap Value	4	5	6	6	7

Short Duration Bond	12	9	4	2	—

Floating Rate Loan	8	5	3	—	—

Focused 30	—	—	1	1	2

Growth LT	—	2	3	3	4

Diversified Bond	15	10	6	2	—

Mid-Cap Equity (formerly Mid-Cap Value)	3	6	8	10	11

Large-Cap Growth	—	—	2	2	2

International Large-Cap	3	4	4	8	9

Small-Cap Value	—	1	1	1	1

Main Street® Core	3	4	4	4	5

Emerging Markets	—	—	3	4	5

High Yield Bond	4	3	2	—	—

Managed Bond	21	16	11	4	—

Inflation Managed	18	14	11	8	—

Mid-Cap Growth	—	1	2	2	2

Comstock	2	3	4	6	6

Real Estate	—	—	—	2	4

Small-Cap Equity	—	—	1	3	4

Less Volatile < ---------------------------------------------------------------- > More Volatile

35

YOUR POLICY’S ACCUMULATED VALUE
Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.
We use it to calculate how much money is available to you for loans and withdrawals, and how much you’ll receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.
The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you’ve chosen, the premium payments you’ve made, Policy charges and how much you’ve borrowed or withdrawn from the Policy.
Calculating Your Policy’s Accumulated Value
Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account. Please see Withdrawals, Surrenders and Loans: Taking Out a Loan for information about loans and the Loan Account.
We determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in Your Investment Options.
Persistency credit
Your Policy may be eligible for a persistency credit. Here’s how it works:
Beginning on your 16th Policy Anniversary and on each Policy Anniversary thereafter, we may credit your Policy with a persistency credit of 0.20% on an annual basis. We calculate the persistency credit amount on your Policy’s average Accumulated Value less any Policy Debt on each Monthly Payment Date during the preceding Policy Year. We add it proportionately to your Investment Options according to your most recent allocation instructions.
Beginning on your 21st Policy Anniversary, we may increase your annual persistency credit to 0.35%.
Your Policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.
Monthly Deductions
We deduct a monthly charge from your Policy’s Accumulated Value. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. The performance of the Investment Options you choose, not making planned premium payments, or taking out a withdrawal or a loan all affect the Accumulated Value of your Policy. You’ll find a discussion about when your Policy might lapse, and what you can do to reinstate it, later in this section.
Unless you tell us otherwise, we deduct the monthly charge from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. This charge is made up of four charges:

•	cost of insurance

•	administrative charge

•	mortality and expense risk charge

•	charges for optional Riders.
Cost of insurance
This charge is for providing you with life insurance protection. Like other Policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.
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We deduct a cost of insurance charge based on the cost of insurance rate for your Policy’s initial Face Amount and for each increase you make to the Face Amount.
There are maximum or guaranteed cost of insurance rates associated with your Policy. These rates are shown in your Policy Specifications. When the Insured reaches Age 100, the guaranteed cost of insurance rate is reduced to $0.
The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the Age, gender and Risk Class of the Insured unless unisex rates are required. Unisex rates are used in the state of Montana. They are also used when a Policy is owned by an employer in connection with employment-related or benefit programs.
Our current cost of insurance rates will apply uniformly to all members of the same Class. Any changes in the cost of insurance rates will apply uniformly to all members of the same Class. These rates generally increase as the Insured’s Age increases, and they vary with the number of years the Policy has been In Force. Our current rates are lower than the guaranteed rates and they will not exceed the guaranteed rates in the future.
Choosing a guaranteed period
Our current cost of insurance rates are not guaranteed. You may choose a guaranteed period during which we’ll guarantee our current cost of insurance rates.
If the Insured is Age 65 or younger and in our standard Risk Class when the Policy is issued, you may choose a ten-year guaranteed period. If the Insured is between the Ages of 65 and 86, or is not in our standard Risk Class, you may choose a five-year guaranteed period. For Insureds Age 86 and older, you may choose a two-year guaranteed period. You can only do this when the Policy is issued and you cannot change the guaranteed period later.
If you increase the Face Amount, the cost of insurance rates associated with the increase will have the same guaranteed period that you chose when the Policy was issued. This will be effective on the day of the increase. However, if the Insured is between the Ages of 65 and 86, or no longer qualifies for our standard Risk Class on the day of the increase, you’ll receive the five-year guaranteed period. For Insureds Age 86 and older on the day of the increase, you’ll receive the two-year guaranteed period.
The guaranteed period you choose may affect the Accumulated Value and the initial Face Amount of your Policy, as well as the amount of premium you can pay. The five-year guaranteed period will provide for higher guideline premium and seven-pay premium limits which, if paid, provide the potential to accrue a larger Accumulated Value. The ten-year guarantee period will have lower premium limits, but will provide you with improved guarantees on your cost of insurance rates. You should discuss your insurance needs and financial objectives with your registered representative to help you determine which guaranteed period works best for you.
There is no charge for choosing a guaranteed period.

How we calculate cost of insurance
We calculate cost of insurance by multiplying the current cost of insurance rate by a discounted Net Amount At Risk at the beginning of each Policy month.
The discounted Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if the Insured died and the Accumulated Value of your Policy at the beginning of the Policy month before the monthly charge is due.
First, we calculate the total Net Amount At Risk for your Policy in two steps:

•	Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by 1.002060.

•	Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in step 1.
Next, we allocate the Net Amount At Risk in proportion to the Face Amount of the base Policy, any optional Annual Renewable Term Rider and optional Accounting Benefit Rider, and each increase that’s In Force as of your Monthly Payment Date.
We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each Coverage Segment. The sum of these amounts is your cost of insurance charge.
Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Guideline Minimum Death Benefit.

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YOUR POLICY’S ACCUMULATED VALUE

Administrative charge
We deduct a charge of $7.50 a month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase. When the Insured reaches Age 100, the administrative charge is reduced to $0.
Mortality and expense risk charge
Mortality risk is the chance that the people insured by policies we’ve issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.
Expense risk is the chance that our actual administrative and operating expenses are more than expenses we expected.
The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the following box. We guarantee this charge will not increase.

How we calculate the mortality and expense risk charge
The mortality and expense risk charge has two separate charges:

•	M&E risk face amount charge We deduct a face amount charge every month at a rate that is based on the Age of the Insured on the Policy Date and on a face amount component factor per $1,000 of the initial Face Amount of your Policy. The charge will remain level for 10 Policy Years, then is reduced in Policy Year 11 and thereafter.

If you increase the Face Amount, each increase will have a corresponding face amount charge related to the amount of the increase. The charge is based on the Age and Risk Class of the Insured at the time of the increase. We’ll specify these charges in a supplemental schedule of benefits at the time of the increase. We’ll apply each charge from the day of the increase. If you decrease the Face Amount, the charge will remain the same.

When the Insured reaches Age 100, the M&E risk face amount charge is reduced to $0.

•	M&E risk asset charge We deduct a risk asset charge every month at a guaranteed maximum annual rate of 0.45% (0.0375% monthly) on the first $25,000 of your Policy’s Accumulated Value in the Investment Options plus an annual rate of 0.05% (0.0042% monthly) of the Accumulated Value in the Investment Options that exceeds $25,000. We may charge a lower annual rate for the M&E risk asset charge. For the purposes of this charge, the amount of Accumulated Value is calculated on the Monthly Payment Date before we deduct the monthly charge, but after we deduct any Policy Debt or allocate any new Net Premiums, withdrawals or loans. When the Insured reaches Age 100, the annual rate is reduced to 0%.

An example
For a Policy that insures a male non-smoker who is Age 45 when the policy is issued, with:

•	a Face Amount of $350,000

•	Accumulated Value of $30,000 after deducting any Policy Debt.
The monthly charge for the M&E risk face amount charge is:

•	$126.00 during the first 10 Policy Years (($350,000 ÷ 1,000) × 0.360) and $0 in Policy Year 11 and thereafter under Death Benefit Option A and Option C.

•	$399.70 during the first 10 Policy Years under Death Benefit Option B (($350,000 ÷ 1,000) × 1.142), $218.40 in Policy Year 11 and thereafter (($350,000 ÷ 1,000) × 0.624), and $0 when the Insured reaches Age 100.
The monthly charge for the M&E risk asset charge is $9.58 (($25,000 × 0.0375%) plus ($5,000 × 0.0042%)).

Charges for optional riders
If you add any Riders to your Policy, we add any charges for them to your monthly charge.
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Lapsing and Reinstatement
There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction. Your Policy’s Accumulated Value is affected by the following:

•	loans or withdrawals you make from your Policy

•	not making planned premium payments

•	the performance of your Investment Options

•	charges under the Policy.
If there is not enough Accumulated Value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you’ve assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. This amount is based on the sum of the monthly charges not deducted plus three times the monthly charges due when this insufficiency occurred, adjusted to add premium load. However, the minimum amount you must pay to keep your Policy In Force is equal to three times the monthly charge that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our life insurance operations center.
We’ll give you a grace period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the grace period.
If you do not make the minimum payment
If we do not receive your payment within the grace period, your Policy will lapse with no value. This means we’ll end your life insurance coverage.
If you make the minimum payment
If we receive your payment within the grace period, we’ll allocate your Net Premium to the Investment Options you’ve chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.
If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy lapsing, you’ll have to repay a portion of your Policy Debt.
Remember to tell us if your payment is a premium payment. Otherwise, we’ll treat it as a loan repayment.
How to avoid future lapsing
To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.
Paying Death Benefit Proceeds during the grace period
If the Insured dies during the grace period, we’ll pay Death Benefit Proceeds to your Beneficiary. We’ll reduce the payment by any unpaid monthly charges and any Policy Debt.
Reinstating a lapsed Policy
If your Policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We’ll reinstate it if you send us the following:

•	a written application

•	evidence satisfactory to us that the Insured is still insurable

•	a premium payment sufficient to:

•	cover all unpaid monthly charges that were due in the grace period, and

•	keep your Policy In Force for three months after the day your Policy is reinstated.
39

YOUR POLICY’S ACCUMULATED VALUE

We’ll reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We’ll allocate the Accumulated Value according to your most recent premium allocation instructions.
Reinstating a lapsed Policy with Policy Debt
If you had Policy Debt when your Policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your Policy. There are special rules that apply to reinstating a Policy with Policy Debt:

•	If we reinstate your Policy on the first Monthly Payment Date that immediately follows the lapse, we’ll also reinstate the Policy Debt that was outstanding the day your Policy lapsed.

•	If we reinstate your Policy on any Monthly Payment Date other than the Monthly Payment Date that immediately follows the lapse, we’ll deduct the Policy Debt from your Policy’s Accumulated Value. This means you will no longer have Policy Debt when your Policy is reinstated.
40

YOUR INVESTMENT OPTIONS
This section tells you about the Investment Options available under your Policy and how they work.
We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you’ve chosen. Amounts allocated to the Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You’ll find information about when we allocate Net Premiums to your Investment Options in How Premiums Work.
You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.
You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at 1-800-800-7681 or submit a request electronically. Or you can ask your registered representative to contact us. You’ll find more information regarding telephone and electronic instructions in M’s Versatile Product Basics.
The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your registered representative to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.
Variable Investment Options
You can choose from a selection of Variable Investment Options. Each Variable Investment Option is set up as a Variable Account under our Separate Account and invests in a corresponding portfolio of the Pacific Select Fund, the M Fund, the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the MFS Variable Insurance Trust, the Premier VIT, the T. Rowe Price Equity Series, Inc. and the Van Eck World Insurance Trust. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you’ve chosen. You bear the investment risk of any Variable Investment Options you choose.
Pacific Life Fund Advisors LLC is the investment adviser for the Pacific Select Fund. They oversee the management of all the Pacific Select Fund’s portfolios. Pacific Select Fund Advisors LLC also does business under the name “Pacific Asset Management”, and manages two of the portfolios directly as Pacific Asset Management. They retain other portfolio managers to manage the other portfolios.
M Financial Investment Advisors Inc. (“MFIA”) is the investment adviser to the M Funds, and has retained other firms to manage the M Fund portfolios. The MFIA and M Fund’s Board of Directors oversee the management of all of the M Fund portfolios.
BlackRock Advisors, LLC is the investment adviser of the BlackRock Variable Series Funds, Inc. and has retained various sub-advisors for the portfolios available under your Policy.
Fidelity Management & Research Company is the manager of the Fidelity Variable Insurance Products Funds. They retain other portfolio managers to manage the portfolios of the Fidelity VIP Funds available under your Policy.
Janus Capital Management LLC is the investment adviser of the Janus Aspen Series. For the portfolios available under your Policy, they manage two of the portfolios directly, and have retained a sub-adviser for one portfolio.
Lazard Asset Management LLC is the investment manager of the Lazard Retirement Series, Inc. and manages the portfolio available under your Policy directly.
Legg Mason Partners Fund Advisor, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust and has retained a sub-advisor to manage the portfolios available under your Policy.
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YOUR INVESTMENT OPTIONS

Massachusetts Financial Services Company is the investment adviser of the MFS Variable Insurance Trust and manages the portfolios available under your Policy directly.
OpCap Advisors LLC is the investment adviser of the Premier VIT, and has retained a sub-adviser to manage the portfolio available under your Policy.
T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc. and manages the portfolios available under your Policy directly.
Van Eck Associates Corporation is the investment adviser of the Van Eck Worldwide Insurance Trust and manages the portfolio available under your Policy directly.
Pacific Life is not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.
The following chart is a summary of the Fund portfolios. You’ll find detailed descriptions of the portfolios in each Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read each Fund prospectus carefully before investing.
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PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Small-Cap Growth	Capital appreciation.	Equity securities of small, fast growing companies.	Fred Alger Management, Inc.

International Value	Long-term capital appreciation.	Equity securities of relatively large non- U.S. companies believed to be undervalued.	AllianceBernstein L.P.

Long/Short Large-Cap	Above-average total returns.	Equity securities of large-capitalization companies including both long and short positions.	Analytic Investors, LLC, J.P. Morgan Investment Management, Inc.

International Small-Cap	Long-term growth of capital.	Equity securities of non-U.S. companies with small market capitalizations.	Batterymarch Financial Management, Inc.

Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the S&P 500 Index® (including derivatives).	BlackRock Investment Management, LLC

Small-Cap Index	Investment results that correspond to the total return of an index of small-capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	BlackRock Investment Management, LLC

Diversified Research	Long-term growth of capital.	Equity securities of companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company

Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of growth-oriented companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company

American Funds Growth-Income	Long-term growth of capital and income.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company (adviser to the Master Growth- Income Fund)

American Funds Growth	Long-term growth of capital.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size that appear to offer superior opportunities for growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)

Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large U.S. companies.	ClearBridge Advisors, LLC

Technology	Long-term growth of capital.	Equity securities in the technology sector.	Columbia Management Advisors, LLC

Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.	Goldman Sachs Asset Management, L.P.

Floating Rate Loan	High level of current income.	Interests in floating rate senior loans.	Highland Capital Management, L.P.

Diversified Bond	Maximize total return consistent with prudent investment management.	Fixed income securities of varying qualities and terms to maturity of both U.S. and non-U.S. companies and derivatives relating to such securities or related indexes.	J.P. Morgan Investment Management, Inc.

Growth LT	Long-term growth of capital.	Equity securities of companies of any size.	Janus Capital Management LLC

Focused 30	Long-term growth of capital.	U.S. and foreign equity securities selected for their growth potential.	Janus Capital Management LLC
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YOUR INVESTMENT OPTIONS

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Health Sciences	Long-term growth of capital.	Equity securities of companies in the health sciences sector.	Jennison Associates LLC

Mid-Cap Equity
(formerly Mid-Cap Value)	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management LLC

Large-Cap Growth	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies with the potential for long-term growth of capital.	Loomis, Sayles & Company, L.P.

International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	MFS Investment Management

Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	NFJ Investment Group L.P.

Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.

Main Street Core	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.

Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.

Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Asset Management

High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Asset Management

Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity, and derivatives relating to such securities or related indexes.	Pacific Investment Management Company LLC

Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation-indexed bonds, and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC

Comstock	Long-term growth of capital.	Equity securities of companies believed to have the potential for long-term growth of capital and income.	Van Kampen

Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen

Real Estate	Current income and long-term capital appreciation.	Equity securities of companies principally engaged in the U.S. real estate industry, including REITs and real estate operating companies (REOCs).	Van Kampen

Small-Cap Equity	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	Vaughan Nelson Investment Management, L.P.
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M FUND PORTFOLIO	THE PORTFOLIO’S INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Brandes International Equity	Long-term capital appreciation.	Equity securities of foreign issuers. Focuses on stocks with capitalizations of $1 billion or more.	Brandes Investment Partners, L.P.

Turner Core Growth	Long-term capital appreciation.	Common stocks of U.S. companies that the subadviser believes have strong earnings growth potential.	Turner Investment Partners, Inc.

Frontier Capital Appreciation	Maximum capital appreciation.	Common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500.	Frontier Capital Management Company, Inc.

Business Opportunity Value	Long-term capital appreciation.	Equity securities of U.S. issuers in the large-to- medium-capitalization segment of the U.S. stock market.	Iridian Asset Management LLC

BLACKROCK VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

BlackRock Basic Value V.I. Fund Class III	Capital appreciation. (Income is of secondary importance.)	Equity securities believed to be undervalued.	BlackRock Advisors, LLC

BlackRock Global Allocation V.I. Fund Class III	High total investment return.	A mix of U.S. and foreign equity, debt and money market securities	BlackRock Advisors, LLC

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Fidelity VIP Contrafund® Portfolio Service Class 2	Long-term capital appreciation.	Equity securities of companies whose value is believed not fully recognized by the public.	FMR Co., Inc.

Fidelity VIP Freedom Income	High total return. (Principal preservation is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers®, Inc.

Fidelity VIP Freedom 2010	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.

Fidelity VIP Freedom 2015	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term.	Strategic Advisers, Inc.

Fidelity VIP Freedom 2020	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.

Fidelity VIP Freedom 2025	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.

Fidelity VIP Freedom 2030	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.

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YOUR INVESTMENT OPTIONS

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Fidelity VIP Growth Portfolio Service Class 2	Capital appreciation.	Equity securities of companies believed to have above-average growth potential.	FMR Co., Inc.

Fidelity VIP Mid Cap Portfolio Service Class 2	Long-term growth of capital.	Equity securities primarily of companies with medium market capitalization.	FMR Co., Inc.

Fidelity VIP Value Strategies Portfolio Service Class 2	Capital appreciation.	Equity securities of companies believed to be undervalued in the marketplace.	FMR Co., Inc.

JANUS ASPEN SERIES	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

International Growth Portfolio Service Class	Long-term growth of capital.	Securities of issuers from countries outside the United States.	Janus Capital Management LLC

INTECH Risk-Managed Core Portfolio Service Class	Long-term growth of capital.	Common stocks from the universe of the Portfolio’s benchmark index, which is the S&P 500® Index.	Janus Capital Management LLC

Mid Cap Growth Portfolio Service Class	Long-term growth of capital.	Equity securities of mid-sized companies.	Janus Capital Management LLC

LAZARD RETIREMENT SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

US Strategic Equity	Long-term capital appreciation.	Equity securities, principally common stocks.	Lazard Asset Management LLC

LEGG MASON PARTNERS VARIABLE EQUITY TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Legg Mason Partners Variable Aggressive Growth Portfolio – Class II	Capital appreciation.	Common stocks of companies believed to be experiencing, or will experience, above average growth of earnings.	Legg Mason Partners Fund Advisor, LLC

Legg Mason Partners Variable Mid Cap Core Portfolio – Class II	Long-term growth of capital.	Equity securities or investments with similar characteristics of medium sized companies.	Legg Mason Partners Fund Advisor, LLC

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

MFS New Discovery Series Service Class	Capital appreciation.	Equity securities of companies believed to have above average earnings growth potential.	Massachusetts Financial Services Company

MFS Utilities Series Service Class	Total return.	Securities of issuers in the utilities industry[1].	Massachusetts Financial Services Company

PREMIER VIT	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

OpCap Small Cap Portfolio	Capital appreciation.	Equity securities of companies with market capitalization of less than $2.2 billion at time of purchase.	OpCap Advisors LLC
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T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

T. Rowe Price Blue Chip Growth Portfolio – II	Long-term capital growth. (Current income is a secondary objective.)	Common stocks of well-established large and medium-sized companies with the potential for above-average earnings increases	T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income Portfolio – II	Substantial dividend income and long-term capital growth.	Common stocks of established companies. In selecting such stocks, the Fund emphasizes companies that appear to be temporarily undervalued by various measures, such as price/earnings (P/E) rations.	T. Rowe Price Associates, Inc.

VAN ECK WORLDWIDE INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Van Eck Worldwide Hard Assets Fund	Long-term capital appreciation. (Income is a secondary consideration.)	A mix of U.S. and foreign hard asset[2] securities	Van Eck Associates Corporation

[1]	Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and issuers engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting).

[2]	Hard asset securities are stocks, bonds and other securities of companies that derive at least 50% of their revenues from exploration, development, production, distribution or facilitation of processes relating to: a) precious metals, b) natural resources, c) real estate and d) commodities. In addition, hard asset securities shall include any derivative securities the present value of which are based upon hard asset securities and/or hard asset commodities.

Calculating unit values
When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we’ve allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example
You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We’ll credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying portfolio. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.
Generally, for any transaction, we’ll use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we’ll use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we’ll use the unit value calculated as of the end of the next Business Day.
If a scheduled transaction falls on a day that is not a Business Day, we’ll process it as of the end of the next Business Day. For your monthly charge, we’ll use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we’ll use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see M’s Versatile Product Basics.
The unit value calculation is based on the following:

•	the investment performance of the underlying portfolio

•	any dividends or distributions paid by the underlying portfolio

•	any charges for any taxes that are, or may become, associated with the operation of the Variable Account.
The unit value of a Variable Account will change with the value of its corresponding portfolio. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy.
Fees and expenses paid by the Funds
Each Fund pays advisory fees and other expenses. These are deducted from the assets of the Fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You’ll find more about Fund fees and expenses in Fee
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YOUR INVESTMENT OPTIONS

Tables and in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each Fund is governed by its own Board of Trustees or Board of Directors.
The SEC recently approved a rule change which will require the Boards of Trustees/ Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the Fund (not to Pacific Life). In the event the Board of Trustees/Directors of any underlying Funds imposes such fees or limitations, we will pass them on to you.
Fixed Options
You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options are held in our General Account. For more information about the General Account, see About Pacific Life.
Here are some things you need to know about the Fixed Options:

•	Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 2.5%.

•	We may offer a higher annual interest rate on the Fixed Options. If we do, we’ll guarantee the higher rate until your next Policy Anniversary.

•	There are no investment risks or direct charges. Policy charges still apply.

•	There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in Transferring Among Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options.

•	We may place a limit of $1,000,000 for Net Premiums and $100,000 for loan repayments and transfers allocated to the Fixed Options in any 12-month period. This is an aggregate limit for all Pacific Life policies you own. Any allocations in excess of these limits will be allocated to your other Investment Options according to your most recent instructions. We may increase the limits at any time at our sole discretion. To find out if higher limits are in effect, ask your registered representative or contact us.

•	If your Policy is a Modified Endowment Contract, and you have an optional Termination Credit Rider I, you may not make any allocations to the Fixed LT Account.
Transferring Among Investment Options and Market-timing Restrictions
Transfers
You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. If your state requires us to refund your premiums when you exercise your Free Look Right, you can make transfers and use transfer programs only after the Free Look Transfer Date. Your transfer of Accumulated Value on the Free Look Transfer Date does not count as a transfer for purpose of applying the limitations described in this section. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You’ll find more information about making telephone and electronic transfers in M’s Versatile Product Basics.
Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.
Here are some things you need to know about making transfers:

•	Transfers are limited to 25 for each calendar year.

•	If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make one (1) transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Money Market Investment Option prior to the start of the next calendar year.

•	You may only make two (2) transfers in any calendar month to or from each of the following Investment Options: American Funds Growth-Income, American Funds Growth, Fidelity VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Class 2, Fidelity VIP Freedom 2010, Fidelity VIP Freedom 2015, Fidelity VIP Freedom 2020, Fidelity VIP Freedom 2025, Fidelity

48

VIP Freedom 2030, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2 and Fidelity VIP Value Strategies Service Class 2.

•	Additionally, only two (2) transfers in any calendar month may involve any of the following Investment Options: International Value, International Small-Cap, International Large-Cap, Emerging Markets, Variable Account I (Brandes International Equity), BlackRock Global Allocation V.I. Fund Class III, International Growth Service Class or Van Eck Worldwide Hard Assets Fund.

•	For the purpose of applying the limitations, multiple transfers that occur on the same day are considered one (1) transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment, or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, approved corporate owned life insurance policy rebalancing programs, the first year transfer service or an approved asset allocation service are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

•	Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Diversified Research Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Money Market Variable Investment Option are excluded from this limitation.

•	There is no minimum amount required if you’re making transfers between Variable Investment Options.

•	You can make transfers from the Variable Investment Options to the Fixed Options only in the Policy Month right before each Policy Anniversary. However, if your Policy was issued in Connecticut, Georgia, Maryland, Massachusetts, North Carolina, North Dakota, or Pennsylvania, you can make transfers to the Fixed Account any time during the first 18 months of your Policy.

•	You can make one transfer in any 12-month period from each Fixed Option, except if you’ve signed up for the first year transfer service (see Transfer Services later in this section). Such transfers are limited to:

•	$5,000 or 25% of your Policy’s Accumulated Value in the Fixed Account

•	$5,000 or 10% of your Policy’s Accumulated Value in the Fixed LT Account

We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your registered representative to find out if a waiver is currently in effect.

•	Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per Policy Year.

•	There is no minimum required value for the Investment Option you’re transferring to or from.

•	You cannot make a transfer if your Policy is in the grace period and is in danger of lapsing.

•	We can restrict or suspend transfers.

•	We will notify you or your representative if we refuse or delay your transfer request.

•	We have the right to impose limits on transfer amounts, the value of the Investment Options you’re transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.
There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying portfolios or other extraordinary circumstances.
Market-timing restrictions
The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a registered representative or other party acting on behalf of one or more
49

YOUR INVESTMENT OPTIONS

Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.
Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.
We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

•	not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.
We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.
Transfer Services
We offer three services that allow you to make automatic transfers of Accumulated Value from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options.
You may only participate in one transfer service at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.
Detailed information regarding each transfer service appears in the SAI.
Dollar cost averaging
Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.
Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. Investing this way does not guarantee profits or prevent losses.
We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.
Portfolio rebalancing
As the value of the underlying portfolios changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.
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Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.
We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service.
First year transfer
Our first year transfer service allows you to make monthly transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first year your Policy is In Force. It does not allow you to transfer among Variable Investment Options. You enroll in the service when you apply for your Policy and include specific details on your application.
This service allows you to average the cost of investments over the first 12 months from the date your initial premium is applied to your Policy. Investing this way does not guarantee profits or prevent losses.
We do not charge for the first year transfer service and we do not currently charge for transfers made under this service.
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WITHDRAWALS, SURRENDERS AND LOANS
You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.
Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Be sure to plan carefully before using these Policy benefits.
If you withdraw a larger amount than you’ve paid into your Policy, your withdrawal may be considered taxable income.
For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see Variable Life Insurance and Your Taxes.
Making Withdrawals
You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

•	You must send us a Written Request that’s signed by all Owners.

•	Each withdrawal must be at least $200, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

•	If your Policy has existing Policy Debt, the maximum withdrawal you can take is the Cash Surrender Value just before the withdrawal, less the Policy Debt divided by 90%.

•	We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you’ve told us in writing that you want your Policy to become a Modified Endowment Contract.

•	We may charge you $25 for each withdrawal you make.

•	You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

•	If you do not tell us which Investment Options to take the withdrawal from, we’ll deduct the withdrawal and the withdrawal charge from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal.

•	If the Insured dies after you’ve sent a withdrawal request to us, but before we’ve made the withdrawal, we’ll deduct the amount of the withdrawal from any Death Benefit Proceeds owing.
How withdrawals affect your policy’s death benefit
Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

•	If your Policy’s Death Benefit does not equal the Guideline Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

•	If your Policy’s Death Benefit equals the Guideline Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.
How withdrawals affect your policy’s face amount
If you’ve chosen Death Benefit Option B or Option C, making a withdrawal does not reduce your Policy’s Face Amount.
If you’ve chosen Death Benefit Option A, a withdrawal may reduce your Policy’s Face Amount. During each of the first 15 Policy Years, you can make one withdrawal of up to 10% of the total premium payments you’ve made without reducing your Policy’s Face Amount. If you withdraw a larger amount, or make additional withdrawals, the Face Amount will be reduced by the amount, if any, by which the Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal.
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An example

Policy
Year	Premium paid	Total premium paid	Available withdrawal[1]
1	$10,000	$10,000	$1,000
2	$10,000	$20,000	$2,000
3	$20,000	$40,000	$4,000
4	$20,000	$60,000	$6,000
5	$10,000	$70,000	$7,000
6	0	$70,000	$7,000

1	Amount of withdrawal that can be taken without reducing your Policy’s Face Amount if you have Death Benefit Option A.

Taking Out a Loan
You can borrow money from us any time while your Policy is In Force. The minimum amount you can borrow is $200, unless there are other restrictions in your state. The maximum amount available to borrow is less than 100% of your Accumulated Value.
Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.
You may request a loan either by sending us a request in writing, over the telephone or electronically. You’ll find more information about requesting a loan by telephone or electronically in M’s Versatile Product Basics.
When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

•	To secure the loan, we transfer an amount equal to the amount you’re borrowing from your Accumulated Value in the Investment Options to the Loan Account. We’ll transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option, unless you tell us otherwise.

•	Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 2.75%. Interest that has accrued during the Policy Year is due on your Policy Anniversary. If you do not pay the interest when it’s due, we’ll add it to the amount of your loan and begin accruing interest on it from the day it was due. We’ll also transfer an amount equal to the interest that was due, from your Policy’s Accumulated Value to the Loan Account. We’ll transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	The amount in the Loan Account earns interest daily at an annual rate of at least 2.5%. On your Policy Anniversary, we transfer the interest that has been credited to the Loan Account proportionately to your Investment Options according to your most recent allocation instructions.

•	We currently intend to credit interest on the amount in the Loan Account at an annual rate of 2.75% in Policy Year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 2.5% on the amount in the Loan Account.
How much you can borrow
You can borrow up to the larger of the following amounts:

•	90% of the Accumulated Value, less any Policy Debt and less any surrender charges that would apply if you surrendered your Policy on the day you took out the loan, or

•	the result of a × (b ÷ c) - d where:

a =	the Accumulated Value of your Policy less any surrender charges that would have applied if you surrendered your Policy on the day you took out the loan, and less 12 times the most recent monthly charge
 b = 1.025
 c = 1.0275
 d = any Policy Debt.
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WITHDRAWALS, SURRENDERS AND LOANS

An example of how much you can borrow
For a Policy in Policy Year 5 with:

•	Accumulated Value of $100,000

•	Policy Debt of $60,000

•	a most recent monthly charge of $225

•	a surrender charge of $5,000 if the Policy was surrendered on the day the loan is taken.
The maximum amount you can borrow is the greater of:
$25,000
((90% × $100,000) - $60,000 - $5,000)
or
$32,075.42
(a × (b ÷ c)) - d, where:
a = $92,300 ($100,000 - $5,000 - (12 × $225))
b = 1.025
c = 1.0275
d = $60,000

Paying off your loan
You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we’ll generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options, up to the amount originally transferred from the Fixed Options to the Loan Account. We’ll then transfer any excess amount to your Variable Investment Options according to your most recent allocation instructions.
While you have Policy Debt, we’ll treat any money you send us as a loan repayment unless you tell us otherwise in writing.
You can make monthly loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month by completing an Electronic Funds Transfer Form. Please contact us or your registered representative for a copy of this form.

•	You can choose any day between the 4th and 28th of the month for us to make the withdrawal.

•	Loan payments made by the Electronic Funds Transfer Plan must be at least $50.
What happens if you do not pay off your loan
If you do not pay off your loan, we’ll deduct the amount in the Loan Account, including any interest you owe, from one of the following:

•	the Death Benefit Proceeds before we pay them to your Beneficiary

•	the Cash Surrender Value if you surrender your Policy

•	the amount we refund if you exercise your Free Look Right.
Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on the potential earnings available through the Variable Investment Options. The amount of interest you earn on the Loan Account may be less than the amount of interest you would have earned from the Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.
When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.
Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See Taxation of distributions in Variable Life Insurance and Your Taxes.
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Ways to Use Your Policy’s Loan and Withdrawal Features
You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you’re interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.
Setting up an income stream may not be suitable for all Policy Owners.
Here are some things you should consider when setting up an income stream:

•	the rate of return you expect to earn on your Investment Options

•	how long you would like to receive regular income

•	the amount of Accumulated Value you want to maintain in your Policy.
You can ask your registered representative for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.
Understanding the risks
Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It’s important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.
You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.
Automated Income Option
Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.
You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your registered representative for an AIO Request Form.
There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.
Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.
Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see Variable Life Insurance and Your Taxes.
You may discontinue participation in the AIO program at any time by sending a Written Request to us.
Detailed information appears in the SAI.
Overloan Protection Rider
Subject to availability in your state, Policies issued on or after February 22, 2005 will have an Overloan Protection Rider if the Insured is Age 80 or younger and you elect the Guideline Premium Test as the Death Benefit Qualification Test. Exercise of this Rider will guarantee, as long as the Rider stays in effect, that the Policy will not lapse even if the Policy Debt exceeds the Accumulated Value.
There is no charge for this Rider unless you exercise it, but there is a minimum premium requirement during the first five Policy Years to keep the Rider in effect.
The minimum five-year premium equals 450% of the lesser of your Policy’s guideline level premium or seven-pay premium at issue and is shown in your Policy Specifications. The minimum five-year premium for your Policy will not change even if we recalculate the seven-pay premium for your Policy.
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WITHDRAWALS, SURRENDERS AND LOANS

The earliest exercise date is the later of the Policy Anniversary when the Insured is Age 75 or the 15th Policy Anniversary. Your Policy Specifications will show the earliest exercise date, and a range of Ages at which the Rider may be exercised. The Rider may not be exercised after the Insured reaches Age 100.
The exercise effective date will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider and all exercise requirements are met.
Premium payments, less Policy loans and withdrawals, must equal or exceed the minimum five-year premium. If enough cumulative premium has not been paid during the first five Policy Years to satisfy this requirement, we will send you a notice stating the amount of additional premium that must be paid to keep the Rider in effect. You will have at least 60 days after the mailing of the notice to pay additional premium to keep this Rider in effect. If we have not received the additional premium by that date, this Rider will terminate.
The Rider cannot be exercised prior to the earliest exercise date. You must send us a Written Request to exercise this Rider. To exercise the Rider, each of the following conditions must be true as of the exercise effective date:

•	The Rider is in effect.

•	The Death Benefit Option is Option A.

•	The Insured’s Age is within the range of Ages shown in the Overloan Protection Rider section of the Policy Specifications.

•	There must be sufficient Accumulated Value to cover the rider exercise charge as described below.

•	The Policy Debt is greater than the Face Amount, but less than 99.9% of the Accumulated Value after the charge for this Rider has been deducted from the Accumulated Value.

•	The sum of all withdrawals taken must be at least equal to the sum of all premiums paid, or the guideline level premium for the Policy must be greater than zero.

•	The Policy must not be a Modified Endowment Contract, and exercising this Rider must not cause the Policy to become a Modified Endowment Contract.

•	There are no Riders requiring charges after the exercise effective date, other than this Rider and any term insurance Rider on the Insured, and there must not be any change in term insurance Rider Face Amount scheduled to take effect after the exercise effective date.
On the exercise effective date, we:

1.	Transfer any Accumulated Value in the Investment Options into the Fixed LT Account. No transfer charge will be assessed for such transfer, nor will it count against, or be subject to, any transfer limitations that may be in effect.

2.	Deduct the charge for this Rider from your Policy’s Accumulated Value.
There is a one-time charge to exercise this Rider. The charge will not exceed the Accumulated Value multiplied by the overloan protection rate shown for the Insured’s Age at exercise in the Policy Specifications, as of the exercise effective date. There is no charge if the Rider is never exercised. After exercise of the Rider, and while it continues in effect, the minimum Death Benefit of the Policy will be the Death Benefit percentage multiplied by the greater of the Accumulated Value or the Policy Debt.
This Rider will terminate on the earliest of the following events:

•	You do not pay enough premium to meet the minimum five-year premium requirement;

•	The Policy terminates;

•	You make a Written Request to terminate this Rider; or

•	If, after the exercise effective date:

•	any premium is paid

•	any withdrawal is taken

•	any loan repayment is made, other than for loan interest due

•	any Policy benefit is changed or added at your request

•	any transfer among the Investment Options is done at your request.
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If the Rider terminates after the exercise effective date and while the Policy is In Force, any amount by which the Policy Debt exceeds the Accumulated Value is due and payable to us.
Surrendering Your Policy
You can surrender or cash in your Policy at any time while the Insured is alive.
Here are some things you need to know about surrendering your Policy:

•	You must send us your Policy and a Written Request.

•	We’ll send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

•	If you surrender your Policy during the first 10 Policy Years, we’ll deduct a surrender charge.

•	Each Coverage Segment has a surrender charge based on the Face Amount of each Coverage Segment and the Age and Risk Class of the Insured on the date each Coverage Segment is effective. If you increase your Policy’s Face Amount, we’ll send you a supplemental schedule of benefits that shows the surrender charge associated with the increase.

•	The amount of the surrender charge does not change during the first Policy month from effective date of Coverage Segment. We reduce the charge by 0.8403% each month until it reaches zero at the end of 10 Policy Years.

•	There’s no surrender charge on any Coverage Segment after 10 Policy Years from the date the Coverage Segment is effective.

•	We guarantee the surrender charge rates will not increase.

•	If you decrease the Face Amount, the decrease will not affect your Policy’s surrender charge.

•	Please refer to the SAI for more information regarding calculation of the surrender charge.
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GENERAL INFORMATION ABOUT YOUR POLICY
This section tells you some additional things you should know about your Policy.
Income Benefit
If you surrender or make a withdrawal from your Policy, you can use the money to buy an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.
The following is one income benefit available under the M’s Versatile Product Policy:

•	The income benefit is based on the life of the person receiving the income. If the Policy Owner is buying the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary buys the income benefit, monthly income will be based on the Beneficiary’s life.

•	We’ll pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

•	After 10 years, we’ll only pay the monthly income for as long as the person receiving it is still alive.

•	The minimum monthly income benefit calculated must be at least $100.

•	For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.
Substituting the Insured
Starting on your Policy’s first anniversary, you can apply to substitute the person Insured by your Policy. You must apply in writing and we must receive satisfactory evidence of insurability of the new insured. You can only add Riders on the new insured if we approve the addition of the Riders. We may charge you a fee of up to $100 when you request to substitute the Insured.
The substitution will become effective on the first Monthly Payment Date after we approve your request. We may have to adjust the Face Amount, Accumulated Value, surrender charge and Policy charges to reflect the substitution. If you substitute the person Insured by the policy, we’ll send you a revised schedule of benefits.
We can refuse your request to substitute if, among other reasons:

•	we would be required to end the Policy in order to comply with new Guideline Premium Limits under tax law

•	we would be required to make distributions from your Policy’s Accumulated Value that are greater than the Net Cash Surrender Value.
Paying the Death Benefit in the Case of Suicide
If the Insured, whether sane or insane, commits suicide within two years of the Policy Date, Death Benefit Proceeds will be the total of all premiums you’ve paid, less any Policy Debt and any withdrawals you’ve made.
If you’ve substituted the Insured and the new insured, whether sane or insane, commits suicide within two years of the day the substitution was made, we’ll calculate Death Benefit Proceeds differently. Death Benefit Proceeds will be limited to the Net Cash Surrender Value of your Policy as of the day the substitution was made, less any increase in any Policy Debt, any withdrawals you’ve made, and any dividends we’ve paid in cash, since the day the substitution was made.
Replacement of Life Insurance or Annuities
The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.
A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

•	lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

•	converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

•	amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

•	reissued with any reduction in cash value, or

•	pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.
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There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

•	You will pay new acquisition costs;

•	You may have to submit to new medical examinations;

•	You may pay increased premiums because of the increased age or changed health of the insured;

•	Claims made in the early policy years may be contested;

•	You may have to pay surrender charges and/or income taxes on your current policy or contract values;

•	Your new policy or contract values may be subject to surrender charges; and

•	If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.
You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.
Policy Exchange
If your Policy is issued in Georgia or Maryland, you may exchange this Policy for a policy with benefits that do not vary with the investment results of a separate account. You must request this in writing within 18 months of your Policy Date and return the original Policy.
The new policy will have the same Owner, Beneficiary and Cash Surrender Value as those of your original Policy on the date of exchange. It will also have the same issue Age, Policy Date, Face Amount, benefits, Riders and underwriting class as the original Policy. However, if your Risk Class under this Policy is select nonsmoker and you exchange to a policy that does not have the select nonsmoker risk classification available, the new policy will be issued as a nonsmoker risk classification. Any Policy Debt will be carried over to the new policy. Evidence of insurability will not be required.
Errors on Your Application
If the Age or gender of the Insured is stated incorrectly on your application, the Death Benefit under your Policy will be the greater of the following:

•	the amount of Death Benefit that would be purchased by the most recent cost of insurance charge for the correct Age and gender or

•	the Guideline Minimum Death Benefit for the correct Age and gender.
We’ll adjust the Accumulated Value by recalculating all previous cost of insurance charges and other monthly deductions based on the correct Age and gender. If unisex cost of insurance rates apply to your Policy, we will not adjust the Face Amount if we discover that gender has been stated incorrectly on your application.
Contesting the Validity of Your Policy
We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insured, we generally lose the right to contest its validity.
We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insured, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.
We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insured, we generally lose the right to contest its validity.
We also have the right to contest the validity of a Policy if there has been a substitution of Insured. We can contest a Policy’s validity for two years from the day the substitution becomes effective. Once the substitution has been In Force for two years during the lifetime of the new insured, we generally lose the right to contest its validity.
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GENERAL INFORMATION ABOUT YOUR POLICY

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to the Insured.
Assigning Your Policy as Collateral
You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.
Non-participating
This Policy will not share in any of our surplus earnings.
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VARIABLE LIFE INSURANCE AND YOUR TAXES
The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.
The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.
We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.
We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.
The Policy as Life Insurance
Death benefits from a life insurance policy may be excluded from income under Section 101(a) of the Tax Code.
We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

•	In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds.

•	You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy.
Policy Features and Charges
The tax laws defining life insurance do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address:

•	substandard risk policies
•	policies with term insurance on the Insured
•	life insurance policies that continue coverage beyond Age 100, or other advanced ages.
The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.
Diversification rules and ownership of the Separate Account
Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.
For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. If a contract owner is treated as having control over the underlying assets, the contract owner will be taxed currently on income and gains from the account and in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.
For more information about diversification rules, please refer to the accompanying prospectus of the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.
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VARIABLE LIFE INSURANCE AND YOUR TAXES

Policy Exchanges
Policy exchanges fall under Section 1035(a) of the Tax Code.
If you exchange your Policy for another one that insures the same person, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If the person insured by the policy is changed, the exchange will be treated as a taxable exchange.
Change of Ownership
You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way.
Corporate or Employer Owners
There are special tax issues for corporate Owners:

•	Section 101(j) of the Internal Revenue Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Internal Revenue Code Section 101(j) are met.
•	Using your Policy to fund deferred compensation arrangements for employees has special tax consequences.

•	Section 59A of the Tax Code deals with the environmental tax. Corporate ownership of a Policy may affect your liability under the alternative minimum tax and the environmental tax.
Please consult your tax adviser for these and other special rules for employer-involved Policies.
Modified Endowment Contracts
Section 7702A of the Tax Code defines conventional life insurance policies. It also defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.
When a Policy becomes a Modified Endowment Contract
A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An example
For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

•	$1,000 in the first year

•	$2,000 through the first two years

•	$3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.
Taxation of Distributions
Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.
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CONVENTIONAL LIFE INSURANCE POLICY	MODIFIED ENDOWMENT CONTRACT

Surrendering your Policy

Proceeds are taxed to the extent of the income[1] in your Policy.	Proceeds are taxed to the extent of the income in your Policy.

Making a withdrawal

If you make a withdrawal after your Policy has been In Force for 15 years, you’ll only be taxed on the amount you withdraw that exceeds the cost basis in the Policy.	You will be taxed on the amount of the withdrawal that’s considered income, including all previously non-taxed gains.
Special rules apply if you make a withdrawal within the first 15 Policy Years. You may be taxed on all or a portion of the withdrawal amount, and there is a reduction in Policy benefits.

Taking out a loan

You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

[1]	Income is the difference between the Cash Surrender Value and the cost basis in your Policy. The cost basis in your Policy is generally the premiums you’ve paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.
All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax.
10% penalty tax on Modified Endowment Contracts
If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

•	you’re at least 59 1/2 years old

•	you’re receiving an amount because you’ve become disabled

•	you’re receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.
Distributions before a Policy becomes a Modified Endowment Contract
If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.
Loans and corporate-owned policies
If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.
Federal Estate Taxes
The current federal estate tax law provides, among other things, for reductions in federal estate tax rates, increases in the exemption amount, and a “repeal” of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. In addition, there are legislative proposals that would further affect the estate tax. If you are considering the purchase of the Policy to help pay federal estate taxes at death, consult with your tax advisor.
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VARIABLE LIFE INSURANCE AND YOUR TAXES

Policy Riders
Accelerated Living Benefits Rider
If you exercise an Accelerated Living Benefit Rider, the amounts received under this Rider should be generally excluded from taxable income under Section 101(g) of the Tax Code.
However, benefits under the Rider will be taxed if they are paid to someone other than the Insured, and the Insured:

•	is a director, officer or employee of the person receiving the benefit, or

•	has a financial interest in a business of the person receiving the benefit.
In some cases, there may be a question as to whether a life insurance policy that has an Accelerated Living Benefit Rider can meet technical aspects of the definition of “life insurance contract” under the Tax Code. We may reserve the right, but are not obligated, to modify the Rider to conform under Tax Code requirements.
Please consult with your tax adviser if you want to exercise your rights under this Rider.
64

ABOUT PACIFIC LIFE
Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, broker-dealer operations, and investment and advisory services. At the end of 2007, we had $207.5 billion of individual life insurance in force and total admitted assets of approximately $96.6 billion.
We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our executive office is at 700 Newport Center Drive, Newport Beach, California 92660.
How Our Accounts Work
We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you’ve chosen.
General Account
Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options. The rate is reset annually. The Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We’ll credit the guaranteed rate even if the investments we make earn less. Our ability to pay these guarantees is backed by our strength as a company. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.
The Fixed Options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the Fixed Options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the Fixed Options.
Separate Account
Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors.
The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a designated portfolio of the Pacific Select Fund, the M Fund, the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the MFS Variable Insurance Trust, the Premier VIT, the T. Rowe Price Equity Series, Inc. or the Van Eck World Insurance Trust. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.
We’re the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our General Account. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.
We cannot charge the assets in the Separate Account attributable to our reserves and other liabilities under the policies funded by the Separate Account with any liabilities from our other business.
Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.
Making changes to the Separate Account
We can add, change or remove any securities that the Separate Account or any Variable Account holds or buys, as long as we comply with the laws that apply.
We can substitute shares of one portfolio with shares of another portfolio or Fund if:

•	any portfolio is no longer available for investment; or

•	our management believes that a portfolio is no longer appropriate in view of the purposes of the Policy.
65

ABOUT PACIFIC LIFE

We’ll give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We’ll comply with the filing or other procedures established by insurance regulators as required by law.
We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new portfolio of the Funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.
We can add new Variable Accounts when we believe that it’s warranted by marketing needs or investment conditions. We’ll decide on what basis we’ll make new Variable Accounts available to existing Policy Owners.
We can also eliminate any of our Variable Accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any Variable Account.
If we make any changes to Variable Accounts or substitution of securities, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.
If we believe it’s in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

•	register or deregister the Separate Account under securities law

•	combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts

•	combine one or more Variable Accounts

•	create a committee, board or other group to manage the Separate Account

•	change the classification of any Variable Account.
Taxes we pay
We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.
We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.
Voting Rights
We’re the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.
Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.
We’ll send you documents from the Fund called proxy materials. They include information about the items you’ll be voting on and forms for you to give us your instructions. We’ll vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by the Separate Account for which we’ve received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions. As a result of proportional voting, the votes cast by a small number of variable contract owners may determine the outcome of a vote.
We’ll vote shares of any portfolio we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We’ll vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.
If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the Separate Account.
66

When required by state insurance regulatory authorities, we may disregard voting instructions that:

•	would change a portfolio’s investment objective or subclassification

•	would approve or disapprove an investment advisory contract.
We may disregard voting instructions on a change initiated by Policy Owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

•	our disapproval is reasonable

•	we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.
If we disregard any voting instructions, we’ll include a summary of the action we took and our reasons for it in the next report to Policy Owners.
Distribution Arrangements
Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.
We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their registered representatives who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual registered representative who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.
We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.
Additional Compensation and Revenue Sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market the Policies.
These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.
The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this Policy over other investment options available in the marketplace. You may ask your registered representative about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.
We may agree to reduce or waive some or all of the Policy charges and/or credit additional amounts under our Policies, for a Policy sold to an eligible person. An eligible person meets criteria established by us, and may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, trustees of Pacific Funds, and immediate family members of such persons. We will credit additional amounts to Policies owned by eligible persons if such Policies are purchased directly through PSD. Under such circumstances, eligible persons will not be afforded the benefit of services of any other broker/
67

ABOUT PACIFIC LIFE

dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible persons must contact us directly with servicing questions, Policy changes and other matters relating to their Policies. The amount credited to Policies owned by eligible persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible person’s Policy after the Free Look Transfer Date has occurred, or, if premiums are paid using the monthly Electronic Funds Transfer plan, on the first Policy Anniversary.
Portfolio managers of the underlying portfolios available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.
Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.
Service Arrangements
We or our affiliates have entered into services agreements in connection with some of the Funds and their investment advisers, subadvisers, distributors and/or their affiliates, and may receive compensation for providing certain services including, but not limited to, customer and support services. Unless otherwise noted, fees for these services are paid monthly and are based on the average daily net assets of shares of each Fund held by the separate accounts and purchased by us at the Policy Owner’s instructions. Because Pacific Life or its affiliates receive the fees described below, Pacific Life or its affiliates may be subject to competing interests in making these Funds available as Investment Options under the contracts.
BlackRock Distributors, Inc., principal underwriter of shares of BlackRock Variable Series Funds, pays us, on a quarterly basis, at the annual rate of 0.25% of the average daily net assets of Class III shares of BlackRock Variable Series Funds held by our separate accounts. Fidelity Distributors Corporation (FDC), principal underwriter of shares of Fidelity VIP Funds, pays us at the annual rate of 0.25% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts. In addition, FDC pays us, on a quarterly basis, at the annual rate of 0.10% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts where the aggregate dollar value of the shares is equal to or less than $350,000,000 during the quarter, plus the annual rate of 0.15% of the average aggregate net assets in excess of $350,000,000 during the quarter. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), transfer agent for Fidelity VIP Funds, pays us, on a quarterly basis, at the annual rate of 0.05% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts. Fees paid to us by FIIOC will not exceed $1,000,000 for any calendar quarter. Janus Capital Management LLC, the investment adviser for Janus Aspen Series, pays us at the annual rate of 0.20% of the average monthly value of the Service Class shares of Janus Aspen Series held by our separate accounts. In addition, Janus Distributors LLC, distributor for Janus Aspen Series, pays us at an annual rate of up to 0.25% of the average aggregate monthly value of the Service Class shares of Janus Aspen Series held in our separate accounts. Lazard Asset Management Securities LLC, principal underwriter for the Lazard Retirement Series, Inc., pays us, on a monthly basis, at the annual rate of 0.35% of the average aggregate daily net value of the first $150,000,000 of shares of the Lazard Retirement Series, Inc. portfolios held in our separate accounts, plus the annual rate of 0.40% of the average aggregate daily net value of shares in excess of $150,000,000 held in our separate accounts. Legg Mason Investor Services, LLC, the distributor for Legg Mason Partners Variable Equity Trust, pays us, on a quarterly basis, at the annual rate of 0.35% of the average daily net value of the first $250,000,000 of shares of each portfolio of the Legg Mason Partners Variable Equity Trust held in our separate accounts, plus the annual rate of 0.40% of the average daily net value of shares of each Legg Mason Partners Variable Equity Trust portfolio in excess of $250,000,000 held in our separate accounts. Massachusetts Financial Services Company, the investment adviser to MFS Variable Insurance Trust, pays us, on a quarterly basis, at the annual rate of 0.25% of the aggregate net assets of the Service Class shares of the MFS Variable Insurance Trust held by our separate accounts. OpCap Advisors LLC, the investment adviser for Premier VIT, pays us a quarterly amount that is equal on an annual basis to 0.25% of the average daily net assets on the first $25,000,000 of shares of the Premier VIT held by our separate accounts, plus 0.35% of the average daily net assets of the Premier VIT in excess of $25,000,000 held by our separate accounts. T. Rowe Price Associates, Inc., the investment adviser for T. Rowe Price Equity Series Inc., pays us each month at the annual rate 0.15% of the average aggregate net assets of Class II shares of T. Rowe Price Equity Series, Inc. held by our separate accounts where the aggregate dollar value of the shares exceeds $25,000,000 at all times during that month, and increases to 0.25% of the average aggregate net assets where the aggregate dollar value of the shares exceeds $250,000,000 at all times during that month. In addition, T. Rowe Price Investment Services, Inc., distributor for T. Rowe Price Equity Series Inc., pays us, on a monthly basis, at the annual rate of 0.25% of the average aggregate net asset value of the T. Rowe Price Equity Series, Inc. Class II shares held by our separate accounts. Van Eck Securities Corporation, distributor for Van Eck Worldwide Insurance Trust, pays us an annual rate of 0.35% of the average daily net assets of Van Eck Worldwide Insurance Trust held by our separate accounts.
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PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of premiums up to $1.5 billion, 0.14% of premiums on next $1.5 billion and 0.10% of premiums made in excess, attributable to the Master Funds for certain marketing assistance.
Illustrations
We will provide you with Illustrations based on different sets of assumptions upon your request.

•	Illustrations based on information you give us about the Age of the person to be insured by the Policy, their Risk Class, the Face Amount, the Death Benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the portfolio of the Fund in which the Variable Account invests.

•	Illustrations that use a hypothetical gross rate of return up to 12% are available. Illustrations that use a hypothetical gross rate of return greater than 12% are available only to certain large institutional investors.
You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.
Lost Policy
If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/Duplicate Policy Request Form.
Audits of Premiums/loans
You may request us to run a report of premium payments you’ve made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.
Risk Class Change
If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance, mortality and expense risk face amount and surrender charge charges, and may also change the rates on any Riders on your Policy which base charges on Risk Class. We may charge you a fee of $100 at the time you request us to change your Risk Class.
State Regulation
On September 1, 2005, Pacific Life redomesticated to Nebraska. We’re subject to the laws of the state of Nebraska governing insurance companies and to regulations issued by the Commissioner of Insurance of Nebraska. In addition, we’re subject to the insurance laws and regulations of the other states and jurisdictions in which we’re licensed or may become licensed to operate.
An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Nebraska and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.
Legal Proceedings and Legal Matters
Pacific Life, the Separate Account, and PSD are not involved in any legal proceedings that would have a material effect on Policy Owners.
Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the Policies, and matters relating to federal securities laws and federal income tax laws have been passed upon by our counsel.
69

ABOUT PACIFIC LIFE

Registration Statement
We’ve filed a registration statement with the SEC for M’s Versatile Product, under the Securities Act of 1933. The SEC’s rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC’s office in Washington, D.C. They may charge you a fee.
Financial Statements
The statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2007, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented are contained in the SAI.
The consolidated statements of financial condition of Pacific Life Insurance Company as of December 31, 2007 and 2006 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007 are contained in the SAI.
70

APPENDIX A – DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

A-1

APPENDIX B – PORTFOLIO OPTIMIZATION MODELS UNTIL MAY 2, 2008
If you select a portfolio optimization model, until May 2, 2008, your Net Premium payments or Accumulated Value, as applicable, will be allocated to the Investment Options according to the model you select as indicated in the chart below. On May 2, 2008, we will automatically update your model to the portfolio optimization model allocations shown under How Premiums Work: Allocating Your Premiums in this prospectus.

Model A Conservative	Model B Moderate-Conservative	Model C Moderate	Model D Moderate-Aggressive	Model E Aggressive

Investor Profile

You are looking for a relatively stable investment and do not tolerate short- term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Time Horizon < --------------------------------------------------------------------------------- > Longer Investment Time Horizon Investor Objective

Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.

		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < ------------------------------------------------------------------------------------- > Higher Risk Asset Class Target Exposure

	Model A	Model B	Model C	Model D	Model E

Cash	6%	3%	4%	4%	4%

Bonds	71	53	35	17	—

Domestic Stocks	18	32	44	56	66

International Stocks	5	12	17	23	30

Portfolio Optimization Model Target Allocations as of May 4, 2007

	Model A	Model B	Model C	Model D	Model E

Small-Cap Growth	—	1%	1%	2%	3%

International Value	3%	6	6	9	11

International Small-Cap	—	2	2	3	4

Equity Index	—	—	2	2	2

Small-Cap Index	—	—	2	2	6

Diversified Research	2	3	3	3	3

American Funds® Growth-Income	—	—	4	5	7

American Funds® Growth	—	2	2	4	5

Large-Cap Value	4	5	6	6	7

Short Duration Bond	11	8	4	2	—

Floating Rate Loan	8	5	3	—	—

Diversified Bond	14	10	6	3	—

Growth LT	—	—	2	3	3

Mid-Cap Value	5	6	8	12	11

Large-Cap Growth	—	—	2	2	2

International Large-Cap	2	3	5	7	10

Small-Cap Value	—	2	2	—	—

Main Street® Core	5	7	5	5	3

Emerging Markets	—	—	3	4	5

Managed Bond	19	15	11	4	—

Inflation Managed	18	14	11	8	—

Money Market	2	—	—	—	—

High Yield Bond	4	3	2	—	—

Comstock	3	6	6	6	8

Mid-Cap Growth	—	2	2	3	3

Real Estate	—	—	—	3	5

Small-Cap Equity	—	—	—	2	2

Less Volatile < ---------------------------------------------------------------- > More Volatile

B-1

M’S VERSATILE PRODUCT®
WHERE TO GO FOR MORE INFORMATION

The M’s Versatile Product variable life insurance policy is underwritten by Pacific Life Insurance Company.

You’ll find more information about the Policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2008. The SAI has been filed with the SEC and is considered to be part of this prospectus because it’s incorporated by reference.
You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.
If you ask us, we’ll provide you with Illustrations of Policy benefits based on different sets of assumptions. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103
1-800-800-7681
5 a.m. through 5 p.m. Pacific time
www.Pacificlife.com
We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at:
1-866-398-0467
PREMIUM PAYMENTS
Unless you receive premium notices via listbill, send premiums (other than initial premium) to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

How to Contact the SEC

You can also find reports and other information about the Policy and Separate Account from the SEC. The SEC may charge you a fee for this information.
Public Reference Section of the Commission
100 “F” Street NE
Washington, D.C. 20549
202-551-8090
Internet: www.sec.gov

FINRA Public Disclosure Program

FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the Public Disclosure program may be obtained from FINRA. The FINRA Public Disclosure hotline number is (800) 289-9999. FINRA does not charge a fee for the Public Disclosure program services.

SEC file number 811-05563
333-61135

M’S VERSATILE
PRODUCT® VI PROSPECTUS MAY 1, 2008
M’s Versatile Product is a flexible premium variable life insurance policy issued by Pacific Life Insurance Company.
• Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.
• Variable means the Policy’s value depends on the performance of the Investment Options you choose.
• Life insurance means the Policy provides a Death Benefit to the Beneficiary you choose.
This prospectus provides information that you should know before buying a Policy. It’s accompanied by the current prospectuses for the Funds that provide the underlying portfolios for the Variable Investment Options offered under the Policy. The Variable Investment Options are funded by the Pacific Select Exec Separate Account of Pacific Life. Please read these prospectuses carefully and keep them for future reference.
Here’s a list of the Investment Options available under your policy:
VARIABLE INVESTMENT OPTIONS
Pacific Select Fund

Small-Cap Growth International Value Long/Short Large-Cap International Small-Cap Equity Index Small-Cap Index Diversified Research Equity American Funds® Growth- Income	American Funds® Growth Large-Cap Value Technology Short Duration Bond Floating Rate Loan Diversified Bond Growth LT Focused 30 Health Sciences	Mid-Cap Equity (formerly Mid-Cap Value) Large-Cap Growth International Large-Cap Small-Cap Value Multi-Strategy Main Street® Core Emerging Markets Money Market	High Yield Bond Managed Bond Inflation Managed Comstock Mid-Cap Growth Real Estate Small-Cap Equity

M Fund
Variable Account I: Brandes International Equity Variable Account II: Turner Core Growth	Variable Account III: Frontier Capital Appreciation Variable Account V: Business Opportunity Value

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund Class III
BlackRock Global Allocation V.I. Fund Class III

Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Portfolio Service Class 2
Fidelity VIP Freedom Income Class 2
Fidelity VIP Freedom 2010 Class 2
Fidelity VIP Freedom 2015 Class 2
Fidelity VIP Freedom 2020 Class 2
Fidelity VIP Freedom 2025 Class 2
Fidelity VIP Freedom 2030 Class 2
Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Value Strategies Portfolio Service Class 2

Janus Aspen Series
International Growth Portfolio Service Class
INTECH Risk-Managed Core Portfolio Service Class
Mid Cap Growth Portfolio Service Class
Lazard Retirement Series, Inc.
US Strategic Equity

Legg Mason Partners Variable Equity Trust
Legg Mason Partners Variable Aggressive Growth Portfolio – Class II
Legg Mason Partners Variable Mid Cap Core Portfolio – Class II

MFS® Variable Insurance Trust
MFS New Discovery Series Fund Service Class
MFS Utilities Series Service Class

Premier VIT
OpCap Small Cap Portfolio

T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio – II
T. Rowe Price Equity Income Portfolio – II

Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets Fund
FIXED OPTIONS
Fixed Account
Fixed LT Account
This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the Policy.
The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.
You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Policy for its investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.
A life insurance policy may be appropriate if you are looking to provide a death benefit for family members or others or to help meet other long-term financial objectives. Discuss with your qualified investment professional whether a variable life insurance policy, optional benefits and underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and relevant information. Together you can decide if a variable life insurance policy is right for you.
Pacific Life does not provide legal or tax advice. Any statement contained in this communication is not intended or written to be legal or tax advice, nor may it be used for the purpose of avoiding any tax penalties that may be imposed on the taxpayer. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

YOUR GUIDE TO THIS PROSPECTUS

BENEFITS AND RISKS OF M’S VERSATILE PRODUCT VI
This overview tells you some key things you should know about your Policy. It’s designed as a summary only – please read the entire prospectus and your Policy for more detailed information, or contact us or your registered representative for additional information about your Policy.
The Policy is offered for sale in all jurisdictions where we are authorized to do business and where the Policy is approved by the appropriate insurance department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. The state in which your Policy is issued governs whether or not certain features, Riders, charges and fees are allowed in your Policy. Any significant variations from the information appearing in this prospectus which are required due to individual state requirements are contained in your Policy, or provided by separate endorsement. You should refer to your Policy for these state specific features.
 Benefits of your policy
 Flexibility
The Policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

•	choose the timing, amount and frequency of premium payments

•	change the Death Benefit Option

•	increase or decrease the Policy’s Face Amount

•	change the Beneficiary

•	change your investment selections.
 Death Benefit
The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit is the minimum Death Benefit that we must pay to ensure that your Policy qualifies as life insurance.
You may choose one of three Death Benefit Options:

•	Option A – your Death Benefit will be the Face Amount of your Policy.

•	Option B – your Death Benefit will be the Face Amount of your Policy plus its Accumulated Value.

•	Option C – your Death Benefit will be the Face Amount of your Policy plus the total premiums you’ve paid minus any withdrawals or distributions made.
You may choose between two ways to calculate the Guideline Minimum Death Benefit:

•	Cash Value Accumulation Test – generally does not limit the amount of premiums you can pay into your Policy.

•	Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the Guideline Minimum Death Benefit will generally be smaller than under the Cash Value Accumulation Test.
The test you choose will generally depend on the amount of premiums you want to pay relative to your desired Death Benefit.
 Accumulated Value
Accumulated Value is the value of your Policy on any Business Day. It is not guaranteed – it depends on the performance of the Investment Options you’ve chosen, the timing and amount of premium payments you’ve made, Policy charges, and how much you’ve borrowed or withdrawn from the Policy.
You can access your Accumulated Value in several ways:

•	Withdrawals – you can withdraw part of your Policy’s Net Cash Surrender Value.

•	Loans – you can take out a loan from us using your Policy’s Accumulated Value as security.

BENEFITS AND RISKS OF M’S VERSATILE PRODUCT VI

•	Surrender – you can surrender or cash in your Policy for its Net Cash Surrender Value while the Insured is alive.

•	Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your Policy’s Beneficiary can use Death Benefit proceeds to buy an income benefit.
 Investment Options
You can choose to allocate your net premiums and Accumulated Value among a selection of Variable Investment Options, each of which invests in a corresponding portfolio of various underlying Funds. The Policy also offers two Fixed Options, both of which provide a guaranteed minimum rate of interest.
You can transfer among the Investment Options during the life of your Policy without paying any current income tax. There is currently no charge for transfers.
 Tax Benefits
Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds. You’ll also generally not be taxed on any or all of your Policy’s Accumulated Value unless you receive a cash distribution.
Risks of your policy
 Long-term Financial Planning
This Policy is designed to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Taking a withdrawal or surrendering your Policy may incur charges. See the Fee Tables and your Policy for charges assessed when withdrawing from or surrendering your Policy.
Please discuss your insurance needs and financial objectives with your registered representative.
 Premium Payments
Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances.
 Lapse
Your Policy stays In Force as long as you have sufficient Accumulated Value to cover your monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you’ll no longer have any insurance coverage. There are costs associated with reinstating a lapsed Policy.
There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your registered representative.
 Investment Performance
Each Variable Investment Option invests in a corresponding portfolio of an underlying Fund, as detailed in Your Investment Options. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any Variable Investment Option you choose.
See each Fund’s prospectus for more information on the underlying portfolios and their individual risks.

 Withdrawals and Loans
Making a withdrawal or taking out a loan may:

•	change your Policy’s tax status

•	reduce your Policy’s Face Amount

•	reduce your Policy’s Death Benefit

•	reduce the Death Benefit Proceeds paid to your Beneficiary

•	make your Policy more susceptible to lapsing.
Be sure to plan carefully before using these Policy benefits.
Your Policy’s withdrawal feature is not available until your first Policy Anniversary.
 Tax Consequences of Withdrawals, Surrenders and Loans
You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt.
If your Policy is a Modified Endowment Contract, all distributions you receive during the life of the Policy may be subject to tax and a 10% penalty.
There are other tax issues to consider when you own a life insurance policy. These are described in more detail in Variable Life Insurance and Your Taxes.

FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.
 Transaction fees

This table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED

Maximum sales load imposed on premiums	Upon receipt of premium	3.5% of premium

Premium based tax charges[1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium

Maximum surrender charge	Upon full surrender of policy if any Coverage Segment has been in effect for less than 10 Policy Years	$0.26–$10.59 per $1,000 of Face Amount[2]

Charge at end of Policy Year 1 for a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A		$1.88 per $1,000 of Face Amount

Withdrawal charge	Upon partial withdrawal of Accumulated Value	$25 per withdrawal

Transfer fees	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 per Policy Year[3]

OPTIONAL BENEFITS

Accelerated Living Benefits Rider[4]	At exercise of benefit	$150

Long Term Performance Rider

Preferred mortality and expense risk face amount charge	Monthly Payment Date for at least the first Policy Year	$0.00–$2.30 per $1,000 of Face Amount[5]

Charge during the first 10 Policy Years for a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A		$0.32 per $1,000 of Face Amount

Maximum surrender charge	Upon full surrender of Policy during the first 10 Policy Years	$0.26–$85.21 per $1,000 of Face Amount[6]

Surrender charge at end of Policy Year 1 for a male non-smoker who is Age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A		$13.80 per $1,000 of Face Amount

Overloan Protection Rider	At exercise of benefit	1.12%–4.53% of Accumulated Value on date of exercise

Charge for a male non-smoker who exercises the Rider at Age 85		3.00% of Accumulated Value on date of exercise

ADMINISTRATIVE AND UNDERWRITING SERVICE FEES[7]

Substitution of Insured	Upon request for substitution of Insured	$100

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate Policy	Upon request of duplicate Policy[8]	$50

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED

Illustration request	Upon request of Policy Illustration in excess of 1 per year	$25

Face Amount increase	Upon effective date of requested Face Amount increase	$100

Death Benefit Option change	Upon request for Death Benefit Option change	$100

Risk Class change	Upon request for Risk Class change	$100

Adding or increasing an optional Rider	Upon approval of specific request	$100

1	We do not expect to increase the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

2	The surrender charge is based on the Age and Risk Class of the Insured, as well as the Death Benefit Option you choose. The surrender charge reduces to $0 after 10 years from the effective date of each Coverage Segment. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your registered representative for information on this charge for your Policy. The surrender charge and maximum surrender charge for your Policy will be stated in the Policy Specifications.

3	There is no charge currently imposed upon a transfer.

4	The Rider is briefly described under The Death Benefit: Optional Riders and more information appears in the SAI.

5	The mortality and expense risk face amount charge under the Rider replaces the mortality and expense risk face amount charge for a base Policy without Long Term Performance Rider Coverage. The mortality and expense risk face amount charge for a Policy without the Long Term Performance Rider ranges from $0.06–$2.30 per $1,000 of Coverage Segment. For the sample Policy shown above, without the Long Term Performance Rider, the monthly mortality and expense risk face amount charge would be $0.36 per $1,000 of Face Amount at issue.

6	The surrender charge under the Rider replaces the maximum surrender charge for a base Policy without Long Term Performance Rider coverage. The maximum surrender charge for a Policy without the Long Term Performance Rider ranges from $0.26–$10.59 upon full surrender of Policy for any Coverage Segment that has been in effect for less than 10 Policy Years. For the sample Policy shown above, without the Long Term Performance Rider, the maximum surrender charge would be $1.88 per $1,000 of Face Amount. The charge for this Rider is the increase in surrender charge if the Policy is surrendered during the first 10 Policy Years. The Rider also has a minimum premium requirement to remain in effect. Annual cumulative premium paid less withdrawals must be equal to or greater than 90% of the guideline level premium or the seven-pay premium at Policy issue, whichever is less. If you elect this Rider, the Policy Specifications will show the Long Term Performance Rider minimum premium amount, and the surrender charges you will pay if you surrender the Policy while the Rider is in force.

7	We do not currently charge administrative or underwriting service fees.

8	Certificate of Coverage is available without charge.

FEE TABLES

 Periodic charges other than Fund operating expenses

This table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. The charges include those for individuals in a nonstandard risk category, if applicable.

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Cost of Insurance[1,2] Minimum and maximum	Monthly Payment Date	$0.03–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.03–$21.68 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.07 per $1,000 of a discounted net amount at risk	Same

Administrative charge[2]	Monthly Payment Date	$7.50	Same

Mortality and expense risk Face amount charge[2,3] Minimum and maximum	Monthly Payment Date, beginning on effective date of each Coverage Segment	$0.06–$2.30 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.36 per $1,000 of Coverage Segment	Same

Asset charge[2]	Monthly Payment Date	0.45% annually (0.0375% monthly) of first $25,000 of Accumulated Value in Investment Options, plus 0.05% annually (0.0042% monthly) of Accumulated Value in excess of $25,000 in Investment Options	0.40% annually (0.0333% monthly) of first $25,000 of Accumulated Value in Investment Options, and 0% of Accumulated Value in excess of $25,000 in Investment Options

Loan interest charge	Policy Anniversary	2.75% of Policy’s Loan Account balance annually[4]	Same

OPTIONAL BENEFITS, Minimum and Maximum[5]

Accidental Death Rider	Monthly Payment Date	$0.05–$0.18 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.10 per $1,000 of Coverage Segment	Same

Accounting Benefit Rider
Cost of insurance	Monthly Payment Date	$0.03–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.03–$21.68 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.07 per $1,000 of a discounted Net Amount At Risk	$0.07 per $1,000 of Coverage Segment

Mortality and expense risk face amount charge	Monthly Payment Date	$0–$4.95 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue[6]		$0 per $1,000 of Coverage Segment	Same

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Annual Renewable Term Rider
Cost of insurance	Monthly Payment Date	$0.06–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.03–$22.28 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.38 per $1,000 of a discounted Net Amount At Risk	$0.07 per $1,000 of a discounted Net Amount At Risk

Mortality and expense risk face amount charge	Monthly Payment Date	$0.06–$2.30 per $1,000 of Coverage Segment	$0

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.36 per $1,000 of Coverage Segment	$0

Annual Renewable and Convertible Term Rider	Monthly Payment Date	$0.06–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.02–$18.52 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a female preferred non-smoker who is Age 45 at Policy issue		$0.30 per $1,000 of a discounted Net Amount At Risk	$0.07 per $1,000 of a discounted Net Amount At Risk

Cash Value Enhancement Rider II
Rider Coverage Charge	Monthly Payment Date	$0.02–$1.35 per $1,000 of Rider Coverage Segment	$0.02–$0.45 per $1,000 of Rider Coverage Segment

Charge during Policy Year 1 for a male non-smoker who is Age 45 at policy issue		$0.24 per $1,000 of initial Rider Coverage Segment	Same

Cost of insurance		$0.56–$83.34 of discounted Net Amount at Risk	$0.02–$21.11 of discounted Net Amount at Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at policy issue		$0.07 of discounted Net Amount at Risk	Same

Termination Credit charge		$0.01–$0.27	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at policy issue		$0.06	Same

Children’s Term Rider	Monthly Payment Date	$1.05 per $1,000 of Coverage Segment	Same

Disability Benefit Rider	Monthly Payment Date	$0.40–$1.00 per $10 of Monthly Benefit	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.45 per $10 of monthly benefit	Same

Guaranteed Insurability Rider	Monthly Payment Date	$0.10–$0.29 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 35 at Policy issue[7]		$0.28 per $1,000 of Coverage Segment	Same

Guaranteed Minimum Distribution Rider	Monthly Payment Date	0.05% annually (0.0042% monthly) of the Policy’s Accumulated Value less Policy Debt before exercise of the Rider	Same
		0.50% annually (0.042% monthly) of the Rider’s Guaranteed Distribution Basis[8] after exercise of the Rider	Same

FEE TABLES

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Reset charge	At time of Rider reset	0%–25% of the Reset Charge Basis[9] 0 years = 25% 1 year = 15% 2 years = 12% 3 years = 10% 4 years = 8% 5+ years = 0%	0%–20% of the reset charge basis 0 years = 20% 1 year = 10% 2 years = 7% 3 years = 5% 4 years = 4% 5+ years = 0%

Guaranteed Minimum Distribution II Rider	Monthly, beginning on Policy Date	0.05% annually (0.0042% monthly) of the Policy’s Net Accumulated Value before exercise of the Rider	Same
		0.50% annually (0.042% monthly) of the Rider’s Guaranteed Distribution Basis[10] after exercise of the Rider	Same

Reset Charge	At time of Rider reset	0%–25% of the Reset Charge Basis 0 years = 25% 1 year = 15% 2 years = 12% 3 years = 10% 4 years = 8% 5+ years 0%	0%–20% of the Reset Charge Basis 0 years = 20% 1 year = 10% 2 years = 7% 3 years = 5% 4 years = 4% 5+ years = 0%

Minimum Earnings Benefit Rider	Monthly Payment Date	0.10% of the alternate accumulated value[11] on the Monthly Payment Date	0.05% of the alternate accumulated value on the Monthly Payment Date

Short-term No-lapse Guarantee Rider	Monthly Payment Date	$0.01– $0.10 per $1,000 of a discounted Net Amount At Risk	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.01 per $1,000 of a discounted Net Amount At Risk	Same

Waiver of Charges Rider	Monthly Payment Date	$0.04–$0.55 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.07 per $1,000 of Coverage Segment	Same

1	Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications pages will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your registered representative or us. Also, before you purchase the Policy, you may request personalized Illustrations of your future benefits under the Policy based upon the Insured’s Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications pages and calculated per $1.00 of Coverage Segment.

2	When the Insured reaches Age 100, this charge is reduced to $0.

3	The mortality and expense risk face amount charge rate is based on the Age and Risk Class of the Insured and the Face Amount on the Policy Date. It also varies with the Death Benefit Option you choose. Each Coverage Segment will have a corresponding face amount charge related to the amount of the increase, based on the Age and Risk Class of the Insured at the time of the increase. The charge is level for 10 Policy Years from the effective date of the Coverage Segment, then is reduced in Policy Year 11 and thereafter. The mortality and expense risk face amount charges shown in the table may not be typical of the charges you will pay. Ask your registered representative for information regarding this charge for your Policy. The mortality and expense risk face amount charge for your Policy will be stated in the Policy Specifications.

4	Interest owing on the amount you borrow accrues daily at the annual rate. Interest accrued during a Policy Year is due on your Policy Anniversary. If you do not pay interest when due, we transfer an amount equal to the interest that was due from your Accumulated Value and add it to your loan. Loan interest not paid begins accruing interest on the day it is due.

5	Riders are briefly described under The Death Benefit: Optional Riders and more information appears in the SAI. Except for the Childrens Term Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Ask your registered representative for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

6	The Accounting Benefit Rider mortality and expense risk face amount charge for this sample Policy is $0/month per $1,000 of Coverage Segment in Policy Year 1, and the charge/month per $1,000 increases as follows: $0.09 in Policy Year 2; $0.17 in Policy Year 3; $0.25 in Policy Year 4; $0.33 in Policy Year 5; $0.41 in Policy Year 6; $0.50 in Policy Year 7; $0.58 in Policy Year 8; $0.66 in Policy Year 9; and $0.74 in Policy Year 10. The guaranteed charge reduces to $0.17/month in Policy Year 11 and thereafter. We currently charge $0 in Policy Year 11 and thereafter.

7	Guaranteed Insurability Rider is only available to Insureds age 37 and under at Policy issue.

8	The Guaranteed Distribution Basis is equal to the Accumulated Value less any Policy Debt on the Exercise Effective Date. The Exercise Effective Date is the Monthly Payment Date on or next following the date we received your Written Request to exercise this Rider or, if later, the date all conditions to exercise the Rider have been met. If you exercise your right to reset this Rider, the date the Rider is reset will become the new Exercise Effective Date.

9	The Reset Charge Basis calculated if you elect to reset this Rider is equal to your Policy’s Accumulated Value less any Policy Debt immediately prior to resetting the Rider, plus the total distributions taken since the most recent Exercise Effective Date, and minus the Guaranteed Distribution Basis prior to reset. The reset charge rate varies depending upon the number of Policy Years elapsed from the most recent Exercise Effective Date for the Rider. The reset charge rates for your Policy will be shown in your Policy Specifications.

10	The Guaranteed Distribution Basis is equal to the Policy’s Net Accumulated Value, as calculated prior to any Distributions on the Exercise Effective Date, reduced by an amount equal to the Policy Debt on the calculation date multiplied by the Loan Cost Factor. The Net Accumulated Value is Policy’s Accumulated Value less any Policy Debt. The Loan Cost Factor varies by Policy Year, and is shown in your Policy Specifications. The Exercise Effective Date is the Monthly Payment Date on or next following the date we received your Written Request to exercise this Rider or, if later, the date all conditions to exercise the Rider have been met. If you exercise your right to reset this Rider, the date the Rider is reset will become the new Exercise Effective Date. For purposes of this Rider, “Distributions” means any withdrawal or loan, including any withdrawal required to maintain the Policy’s qualifications as a life insurance contract under federal tax law.

11	The alternate accumulated value is a calculated value reflecting a minimum level of earnings for the Policy. It is based on actual premiums paid less an alternate premium load, actual monthly deductions taken from the Policy’s Accumulated Value, and an alternate accumulated value monthly factor representing an annual interest crediting rate. The alternate accumulated value monthly factor will never be less than 1.00295 (3.6% annually), and the alternate premium load rate will never exceed 25% of premiums paid. The Rider also has a minimum premium requirement to remain in effect. Cumulative premium paid by the end of the 9th Policy Year must be equal to or greater than the Rider’s minimum premium requirement, which will never exceed 450% of the guideline level premiums at Policy issue. The alternate accumulated value monthly factor, alternate premium load and minimum premium requirement are shown in the Policy Specifications.

 Total annual Fund operating expenses1
This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you pay indirectly during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) charged by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2007, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.
Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.25%	4.21%

	Minimum	Maximum

Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.25%	1.54%

1	Pacific Life Fund Advisors, LLC, adviser to Pacific Select Fund, and M Financial Investment Advisers, adviser to M Fund, and other advisers to the Funds and/or other service providers to the other Funds have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2008. There can be no assurance that expense waivers or reimbursement contracts will be extended beyond their current terms, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding annual operating expenses of that Fund.

TERMS USED IN THIS PROSPECTUS
In this prospectus, you and your mean the policyholder or Owner. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Fund, or, collectively, the Funds, refer to one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy. Policy means a M’s Versatile Product variable life insurance policy, unless we state otherwise.
We’ve tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We’ve identified some of these below.
If you have any questions, please ask your registered representative or call us at 1-800-800-7681.
Accumulated Value – the total amount of your Policy’s value allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account, on any Business Day.
Age – at issue, the Insured’s Age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.
Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.
Business Day – any day that the New York Stock Exchange and our Life Insurance Operations Center are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation date in your Policy.
Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.
Cash Value Accumulation Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(b) of the Tax Code.
Class – a subgroup of Insureds determined by a number of factors, including the Age, Risk Class, smoking status and gender (unless unisex rates are required) of the Insured, and the Policy Date and duration.
Coverage Segment – refers separately to the initial Face Amount and any increase in Face Amount.
Death Benefit – the amount which is payable on the date of the Insured’s death.
Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Insured’s death, adjusted as provided in the Policy.
Death Benefit Qualification Test – determines what the minimum Guideline Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.
Face Amount – the minimum Death Benefit for so long as your Policy remains In Force. The Face Amount may be increased or decreased under certain circumstances.
Fixed Options – the Fixed Account and Fixed LT Account, which are part of our General Account.
Free Look Right – your right to cancel (or refuse) your Policy and return it for a refund.
Free Look Transfer Date – for Policies issued in states that require return of premium if the Free Look Right is exercised, the day we transfer Accumulated Value from the Money Market Investment Option to the Investment Options you chose.
General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.
Guideline Minimum Death Benefit – the minimum Death Benefit needed for the Policy to qualify as life insurance under Section 7702 of the Tax Code.
Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.
Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.

Illustration – a display of Policy benefits based upon the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit, premium payments, and historical or hypothetical gross rate of return.
In Force – the status of a Policy when all requirements are met to provide a Death Benefit upon the death of the Insured.
Investment Option – a Variable Investment Option or Fixed Option.
Insured – the person on whose life the Policy is issued.
Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.
Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.
Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it’s the same day each month thereafter.
Net Amount At Risk – the difference between the Death Benefit payable if the Insured died and the Accumulated Value of your Policy.
Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.
Net Premium – premium paid less any premium load deducted.
Net Single Premium – the amount of premium needed to fund future benefits under the Policy as specified in the Cash Value Accumulation Test.
Owner – the person named on the application who makes the decisions about the Policy and its benefits while it’s In Force. Two or more Owners are called Joint Owners.
Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.
Policy Date – the date used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries. The term “Issue Date” is substituted for Policy Date for Policies issued in Massachusetts.
Policy Debt – the amount in the Loan Account, plus any interest you owe.
Policy Specifications – summarize information specific to your Policy at the time the Policy is issued. We’ll send you updated Policy Specification pages if you change your Policy’s Face Amount or any of the Policy’s other benefits.
Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.
Riders – provide extra benefits, some at additional cost.
Risk Class – is based on the Insured’s gender, health, and tobacco use and is used to calculate certain Policy charges.
Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.
Tax Code – the Internal Revenue Code.
Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding portfolio of an underlying Fund.
Variable Investment Option – a Variable Account.
Written Request – your signed request in writing, which may be required on a form we provide, and received by us.

M’S VERSATILE PRODUCT VI BASICS
M’s Versatile Product is a flexible premium variable life insurance policy that insures the life of one person and pays Death Benefit Proceeds after that person has died.
When you buy a M’s Versatile Product life insurance Policy, you’re entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.
Issuing the Policy
Your registered representative will assist you in completing your application for the Policy. Your registered representative’s broker-dealer firm has up to 7 business days to review the application before it is sent to us. When we approve your signed application, we’ll issue your Policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. Your Policy will be sent to your registered representative for delivery to you. You will be asked to sign a policy delivery receipt. For Policy delivery status, check with your registered representative.
Our obligations to you under the Policy begin when it is In Force. We consider your Policy In Force when the following requirements are met:

•	all necessary contractual and administrative requirements are met, and

•	we receive and apply the initial premium to the Policy.
If there are any outstanding contractual or administrative requirements that prevent your Policy from being placed In Force, your registered representative will review them with you no later than when the Policy is delivered. See How Premiums Work: Your initial premium for more information.
Your Policy will be In Force until one of the following happens:

•	the Insured dies

•	the grace period expires and your Policy lapses, or

•	you surrender your Policy.
If your Policy is not In Force when the Insured dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.
Owners, the Insured, and Beneficiaries
Owners
You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.
If one of the Joint Owners dies, the surviving Owners will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you’ve given us other instructions.
You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your registered representative for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your financial advisor or a lawyer about designating ownership interests.
The Insured
This Policy insures the life of one person who is Age 90 or younger at the time you apply for your Policy, and who has given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Insured has died.
The Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. Most insurance companies use similar risk classification criteria. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it’s appropriate.
When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we’re referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries
Here are some things you need to know about naming Beneficiaries:

•	You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

•	You can also name a contingent Beneficiary for each primary Beneficiary you name. The contingent Beneficiary will receive the Death Benefit Proceeds if the primary Beneficiary dies.

•	You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.
If no Beneficiary is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you’re no longer living, the Death Benefit Proceeds will go to your estate.
You can change your Beneficiary at any time while the Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your registered representative for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.
Your Policy Date
Your Policy Date
This is usually the later of the day we approve your Policy application or when we receive all administrative requirements needed to issue the Policy. It’s also the beginning of your first Policy Year. Your Policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your Policy Date.
The Policy Date is set so that it never falls on the 29th, 30th or 31st of any month.
You or your registered representative may request that multiple applications have the same Policy Date and be placed In Force on a common date. For multilife or employer sponsored cases, please contact your registered representative for additional details.
Backdating your Policy
You can have your Policy backdated up to six months, as long as we approve it. In Ohio, your Policy can be backdated only three months.
Backdating in some cases may lower your cost of insurance rates since these rates are based on the Age of the Insured. Your first premium payment must cover the premium load and monthly charges for the period between the backdated Policy Date and the day your Policy is issued.
Re-dating your Policy
Once your Policy is issued, you may request us to re-date your Policy. This means your Policy will have a new Policy Date. Re-dating will only be allowed back to the date money is received on your Policy, and can be the earlier of:

•	the date your Policy is delivered to you and you paid initial premium, or

•	the date we received the initial premium, if earlier than the delivery date.
If your delivery date is the 29th, 30th or 31st of any month, the Policy will be dated the 28th of that month.
If the Policy is re-dated, no Policy charges will be deducted for any period during which coverage was not provided under the terms of the Policy and all Policy charges will be calculated from the new Policy Date. There will be no coverage before the new Policy Date.
It may be disadvantageous to request that the Policy be re-dated. A new Policy Date may cause the Insured’s Age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since Policy Date, such as suicide and contestable clauses and surrender charge periods.
We will not re-date Policies that are issued with a temporary insurance premium. Policies with the Policy Date pre-determined under an employer or corporate sponsored plan may not be eligible to re-date.

M’S VERSATILE PRODUCT VI BASICS

Understanding Policy Expenses and Cash Flow (including fees and charges of Fund portfolios)
The chart to the right illustrates how cash normally flows through a M’s Versatile Product Policy.
Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.
Investment earnings will increase your Policy’s Accumulated Value, while investment losses will decrease it. The premium payments you’ll be required to make to keep your Policy In Force will be influenced by the investment results of the Investment Options you choose.
The dark shaded boxes show the fees and expenses you pay directly or indirectly under your Policy.
In some states we’ll hold your Net Premium payments in the Money Market Investment Option until the Free Look Transfer Date. Please turn to Your Free Look Right for details.

M’S VERSATILE PRODUCT VI BASICS
Your Free Look Right
Your Policy provides a free look period once the Policy is delivered to you and you sign the Policy delivery receipt. During the free look period, you have the Free Look Right to cancel (or refuse) your Policy and return it to us or your registered representative for a refund.
There are special rules for the free look period in certain states. You’ll find a complete description of the free look period that applies to your Policy on the Policy’s cover sheet, or on a notice that accompanied your Policy. Generally, the free look period ends 10 days after you receive your Policy.
Some states may have a different free look period if you are replacing another life insurance policy. Please call us or your registered representative if you have questions about your Free Look Right.
The amount of your refund may be more or less than the premium payments you’ve made, depending on the state where you signed your application. We’ll always deduct any Policy Debt from the amount we refund to you.
In most states, your refund will be based on the Accumulated Value of your Policy. In these states, we’ll allocate your Net Premiums to the Investment Options you’ve chosen. If you exercise your Free Look Right, your refund will be:

•	any charges or taxes we’ve deducted from your premiums

•	the Net Premiums allocated to the Fixed Options

•	the Accumulated Value allocated to the Variable Investment Options

•	any monthly charges and fees we’ve deducted from your Policy’s Accumulated Value in the Variable Investment Options.
In some states we’re required to refund the premium payments you’ve made. If you sign your application in one of these states, we’ll hold the Net Premiums in the Money Market Investment Option until the Free Look Transfer Date. On that day, we’ll transfer the Accumulated Value in the Money Market Investment Option to the Investment Options you’ve chosen.
The Free Look Transfer Date is the latest of the following:

•	15 days after we issue your Policy

•	when we consider your Policy to be In Force.
California insureds age 60 and over
For Policies issued in the state of California, if the Insured is Age 60 or older as of the Policy effective date, the Policy’s free look period is 30 days from date of delivery. During the 30-day free look period, we’ll hold the Net Premiums in the Money Market Investment Option. On the day following the end of the 30-day free look period, we’ll automatically transfer the Accumulated Value in the Money Market Investment Option to the Investment Options you chose. This automatic transfer to your Investment Option allocation choices is excluded from the transfer limitations described later in this prospectus.
If you exercise your Free Look Right during the 30-day free look period, we will refund the premium payments you’ve made, less any Policy Debt.
You may specifically direct that, during the 30-day free look period, all Net Premiums received by us be immediately allocated to the Investment Options according to your most recent allocation instructions. You may do this:

•	on your application

•	in writing any time prior to the end of the 30-day free look period.
If you specifically request your Net Premiums be immediately allocated to the Investment Options, and you exercise your Free Look Right during the 30-day free look period, the amount of your refund may be more or less than the premium payments you’ve made. Your refund will be calculated as of the day we or your registered representative receive your request and the Policy. The refund will be:

•	any charges or taxes we’ve deducted from your premiums

•	the Net Premiums allocated to the Fixed Options

•	the Accumulated Value allocated to the Variable Investment Options

•	any monthly charges and fees we’ve deducted from your Policy’s Accumulated Value in the Variable Investment Options.

M’S VERSATILE PRODUCT VI BASICS

Timing of Payments, Forms and Requests
Effective date
Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the appropriate mailing address that appears in Where To Go For More Information: How To Contact Us on the back cover of this prospectus. Any application, premium payment, form, request or any other correspondence sent to any Pacific Life address other than to the mailing address appearing in Where To Go For More Information: How To Contact Us will not be deemed received in proper order and may result in a processing delay.
Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a Business Day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we’ll process it as of the end of the next Business Day.
Other forms, notices and requests are normally effective as of the next Business Day after we receive them in proper form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them in proper form.
Proper form
We’ll process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your registered representative if you have questions about the proper form required for a request.
When we make payments and transfers
We’ll normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

•	the New York Stock Exchange closes on a day other than a regular holiday or weekend

•	trading on the New York Stock Exchange is restricted

•	an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or

•	the SEC permits a delay for the protection of policy owners.
We may delay transfers and payments from the Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We’ll pay interest at an annual rate of at least 2.5% on any withdrawals or surrender proceeds from the Fixed Options that we delay for 30 days or more.
Statements and Reports We’ll Send You
We send the following statements and reports to policy owners:

•	a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

•	a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

•	supplemental schedules of benefits and planned periodic premiums. We’ll send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

•	financial statements, at least annually or as required by law, of the Separate Account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We’ll also send you financial statements that we receive from the other Funds.
If you suspect an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible to ensure proper accounting to your Policy. We assume transactions are accurate unless you notify us otherwise within 90 days after the transaction confirmation date or, if the transaction is first confirmed on the quarterly statement, within 90 days after the quarterly statement date. All transactions are deemed final and may not be changed after the applicable 90 day period. When you write us, include your name, Policy number and a description of the suspected error.
Prospectus and Fund Report Format Authorization
Subject to availability, you may request us to deliver prospectuses, statements, and other information (“Documents”) electronically. You may also elect to receive prospectus and Fund reports on CD-ROM, via US mail service. If you wish to receive Documents electronically or via CD-ROM, you authorize us to do so by indicating this preference on the application, via telephone, or by sending us a Written Request to receive such Documents electronically. We do not charge for this service.
For electronic delivery, you must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required Documents electronically.
Telephone and Electronic Transactions
Unless you elect otherwise your signature on the application authorizes us to accept telephone and electronic instructions for the following transactions:

•	transfers between Investment Options

•	initiate the dollar cost averaging and portfolio rebalancing service

•	change future premium allocation instructions
•	initiate Policy loans.
If you apply for your Policy in Florida, or, in most states, if you applied for your Policy prior to November 1, 2006, you must elect to authorize us to accept telephone and electronic instructions by completing the appropriate section on your application.
If you do not authorize us to accept telephone or electronic instructions on your application, you can later instruct us to accept telephone or electronic instructions as long as you complete and file a Telephone and Electronic Authorization Form with us.
Certain registered representatives are able to give us instructions electronically if authorized by you. You may appoint your registered representative to give us instructions on your behalf by completing and filing a Telephone and Electronic Authorization Form with us.
Here are some things you need to know about telephone and electronic transactions:

•	If your Policy is jointly owned, all Joint Owners must sign the telephone and electronic authorization. We’ll take instructions from any Owner or anyone you appoint.

•	We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.
We’ll send you a written confirmation of each telephone and electronic transaction.
Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the

M’S VERSATILE PRODUCT VI BASICS

Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.
When you authorize us to accept your telephone and electronic instructions, you agree that:

•	we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

•	neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

•	you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

THE DEATH BENEFIT
We’ll pay Death Benefit Proceeds to your Beneficiary after the Insured dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.
The Face Amount
Your Policy’s initial amount of insurance coverage is its initial Face Amount. We determine the Face Amount based on instructions provided in your application.
The minimum Face Amount when a Policy is issued is usually $50,000, but we may reduce this in some circumstances. You’ll find your Policy’s Face Amount, which includes any increases or decreases, in the Policy Specifications in your Policy.
The Death Benefit
This Policy offers three Death Benefit Options, Options A, B and C. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.
This Policy offers two ways to calculate the Guideline Minimum Death Benefit: the Cash Value Accumulation Test and the Guideline Premium Test. These are called Death Benefit Qualification Tests. The Death Benefit Qualification Test you choose will generally depend on the amount of premiums you want to pay.
Here are some things you need to know about the Death Benefit:

•	You choose your Death Benefit Option and Death Benefit Qualification Test on your Policy application.

•	If you do not choose a Death Benefit Option, we’ll assume you’ve chosen Option A.

•	If you do not choose a Death Benefit Qualification Test, we’ll assume you’ve chosen the Guideline Premium Test.

•	The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Guideline Minimum Death Benefit, calculated using the Death Benefit Qualification Test you’ve chosen.

•	The Death Benefit will never be lower than the Face Amount of your Policy if you’ve chosen Option A or B. The Death Benefit Proceeds will always be reduced by any Policy Debt.

•	We’ll pay the Death Benefit Proceeds to your Beneficiary when we receive proof of the Insured’s death.
Choosing Your Death Benefit Option
You can choose one of the following three Death Benefit Options for the death benefit on your application.

Option A – the Face Amount of your Policy.	Option B – the Face Amount of your Policy plus its Accumulated Value.

The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.

Option C – the Face Amount of your Policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

The more premiums you pay and the less you withdraw, the larger the Death Benefit will be.
The examples are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy.

THE DEATH BENEFIT

Choosing a Death Benefit Qualification Test
This Policy offers two Death Benefit Qualification Tests that we use to calculate the Guideline Minimum Death Benefit. You choose one of these tests on your application. Once you choose a test, you cannot change it.
Your Death Benefit Qualification Test affects the following:

•	premium limitations

•	amount of Guideline Minimum Death Benefit

•	monthly cost of insurance charges

•	flexibility to reduce Face Amount.
Each test determines what the Guideline Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code.
Cash Value Accumulation Test
If you choose the Cash Value Accumulation Test, your Policy’s Guideline Minimum Death Benefit will be the greater of:

•	the minimum Death Benefit amount that’s needed for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or

•	101% of the Policy’s Accumulated Value.
Under this test, a Policy’s Death Benefit must be large enough to ensure that its Cash Surrender Value, as defined in Section 7702 of the Tax Code (and which is based on Accumulated Value, among other things), is never larger than the Net Single Premium that’s needed to fund future benefits under the Policy. The Net Single Premium under your Policy varies according to the Insured’s Age, sex, and Risk Class. It’s calculated using an interest rate of at least 4% and the guaranteed mortality charges at the time the Policy is issued. We’ll use a higher interest rate if we’ve guaranteed it under your Policy.

An example

For a Policy that insures a male, Age 45 when the Policy was issued, with a standard nonsmoking Risk Class, in Policy Year 6 the Guideline Minimum Death Benefit under the Cash Value Accumulation Test is calculated by multiplying each $1,000 of Accumulated Value by a “Net Single Premium factor” of 2.4728.

Guideline Premium Test
Under this test, the Guideline Minimum Death Benefit is calculated by multiplying your Policy’s Accumulated Value by a guideline premium Death Benefit percentage. The Death Benefit percentage is based on the Age of the Insured, so it varies over time. It is 250% when the Insured is Age 40 or younger, and reduces as the person gets older. You’ll find a table of Death Benefit percentages in Appendix A and in your Policy.
If you choose the Guideline Premium Test, the total premiums you pay cannot exceed your Policy’s Guideline Premium Limit. Your Policy’s Guideline Premium Limit is the greater of:

•	the guideline single premium or

•	the sum of the guideline level annual premiums to date.
Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that shows you the guideline single premium and guideline level annual premiums.
If you increase or decrease your coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.

Comparing the Death Benefit Qualification Tests
The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test. When choosing between the tests, you should consider:

Cash Value
	Accumulation Test	Guideline Premium Test

Premium payments[1]	Allows flexibility to pay more premium	Premium payments are limited under the Tax Code

Death Benefit	Generally higher as Policy duration increases	May be higher in early years of Policy

Monthly cost of insurance charges	May be higher, if the Death Benefit is higher	May be lower, except perhaps in early years of Policy

Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

[1]	If you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. See Your Accumulated Value for more information on how cost of insurance charges are calculated.
Comparing the Death Benefit Options
The tables below compare the Death Benefits provided by the Policy’s three Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.
These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your Policy’s Accumulated Value, increase with the amount of the Death Benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.
The example below is based on the following:

•	the Insured is Age 45 at the time the Policy was issued and dies at the beginning of the sixth Policy Year

•	Face Amount is $100,000

•	Accumulated Value at the date of death is $25,000

•	total premium paid into the Policy is $30,000

•	the Guideline Minimum Death Benefit under the Guideline Premium Test is $46,250 (assuming a Guideline Premium Test factor of 185% x Accumulated Value)

•	the Guideline Minimum Death Benefit under the Cash Value Accumulation Test is $61,820 (assuming a Net Single Premium factor of $2.4728 for each $1,000 of Accumulated Value).

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
		two amounts

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$46,250	$74,794.42
Option B	Face Amount plus Accumulated Value	$125,000	$46,250	$99,743.03
Option C	Face Amount plus premiums less distributions	$130,000	$46,250	$104,732.75

THE DEATH BENEFIT

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$61,820	$74,794.42
Option B	Face Amount plus Accumulated Value	$125,000	$61,820	$99,743.03
Option C	Face Amount plus premiums less distributions	$130,000	$61,820	$104,732.75

Here’s the same example, but with an Accumulated Value of $75,000. Because Accumulated Value has increased, the Guideline Minimum Death Benefit is now:

•	$138,750 for the Guideline Premium Test

•	$185,460 for the Cash Value Accumulation Test.

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
		two amounts

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$138,750	$63,464.76
Option B	Face Amount plus Accumulated Value	$175,000	$138,750	$99,640.21
Option C	Face Amount plus premiums less distributions	$130,000	$138,750	$63,464.76

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$185,460	$110,078.74
Option B	Face Amount plus Accumulated Value	$175,000	$185,460	$110,078.74
Option C	Face Amount plus premiums less distributions	$130,000	$185,460	$110,078.74

When We Pay the Death Benefit
We calculate the amount of the Death Benefit Proceeds as of the end of the day the Insured dies. If the Insured dies on a day that is not a Business Day, we calculate the Death Benefit Proceeds as of the next Business Day.
Your Policy’s Beneficiary must send us proof that the Insured died while the Policy was In Force, along with payment instructions. Your Beneficiary can choose to receive the Death Benefit Proceeds in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.
Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you’ve added, minus any Policy Debt, minus any overdue Policy charges.
We’ll pay interest at an annual rate of at least 2.5% on the Death Benefit Proceeds, calculated from the day the Insured dies to the day we pay the Death Benefit Proceeds. In some states we may pay a higher rate of interest if required by law.
It is important that we have a current address for your Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to your Beneficiary within five years of the death of the Insured, we’ll be required to pay them to the state.

Changing Your Death Benefit Option
You can change your Death Benefit Option while your Policy is In Force. Here’s how it works:

•	You can change the Death Benefit Option once in any Policy Year.

•	You must send us your Written Request.

•	You can change from any Death Benefit Option to Option A or Option B.

•	You cannot change from any Death Benefit Option to Option C.

•	The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we’ll process it that day.

•	We may charge you a fee of up to $100 each time you request to change your Death Benefit Option.

•	The Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change. We will not let you change the Death Benefit Option if doing so means the Face Amount of your Policy will become less than $50,000. We may waive this minimum amount under certain circumstances.

•	Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

•	The new Death Benefit Option will be used in all future calculations.
We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you’ve told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in Variable Life Insurance and Your Taxes.
Changing the Face Amount
You can increase or decrease your Policy’s Face Amount starting on the first Policy Anniversary as long as we approve it. If you change the Face Amount, we’ll send you a supplemental schedule of benefits and premiums. Here’s how it works:

•	You can change the Face Amount as long as the Insured is alive.

•	You can only change the Face Amount once in any Policy Year.

•	You must send us your Written Request while your Policy is In Force.

•	Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

•	The Insured will also need to agree to the change in Face Amount, if you are not the Insured.

•	Increasing the Face Amount may increase the Death Benefit, and decreasing the Face Amount may decrease the Death Benefit. The amount the Death Benefit changes will depend, among other things, on the Death Benefit Option you’ve chosen and whether, and by how much, the Death Benefit is greater than the Face Amount before you make the change.

•	Changing the Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

•	If your Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, we will not charge you our usual $25 withdrawal fee, but the withdrawal may be taxable. Please turn to Withdrawals, Surrenders and Loans for information about making withdrawals.

•	We can refuse your request to make the Face Amount less than $50,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

THE DEATH BENEFIT

Increasing the Face Amount
Here are some additional things you should know about increasing the Face Amount:

•	You must give us satisfactory evidence of insurability.

•	Each increase you make to the Face Amount must be $25,000 or more.

•	We may charge you a fee of up to $100 for each increase. We deduct the fee on the day the increase is effective from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	Each increase in Face Amount will have an associated cost of insurance rate, mortality and expense risk face amount charge and surrender charge.
Decreasing the Face Amount
Decreasing the Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required to return:

•	part of your premium payments to you if you’ve chosen the Guideline Premium Test, or

•	make distributions from the Accumulated Value, which may be taxable. For more information, please see Variable Life Insurance and Your Taxes.
Here are some additional things you should know about decreasing the Face Amount:

•	The initial Face Amount and any additional Coverage Segment are eligible for decrease on or after the fifth anniversary of its effective date.

•	We’ll apply any decrease in the Face Amount to eligible Coverage Segments in the following order:

•	to the most recent eligible increases you made to the Face Amount

•	to the initial Face Amount.

•	We do not charge you for a decrease in Face Amount.

•	We can refuse your request to decrease the Face Amount if making the change means:

•	your Policy will end because it no longer qualifies as life insurance

•	the distributions we’ll be required to make from your Policy’s Accumulated Value will be greater than your Policy’s Net Cash Surrender Value

•	your Policy will become a Modified Endowment Contract and you have not told us in writing that this is acceptable to you.
Optional Riders
There are 15 optional Riders that provide extra benefits, some at additional cost. Not all Riders are available in every state, and some Riders may only be added when you apply for your Policy. Ask your registered representative for more information about the Riders available with the Policy, or about other kinds of life insurance policies offered by Pacific Life.

•	Accelerated Living Benefits Rider
Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states).

•	Accidental Death Rider
Provides additional insurance coverage in the event of the accidental death of the Insured.

•	Accounting Benefit Rider
Provides added protection benefit on the Insured.

•	Annual Renewable Term Rider
Provides annual renewal term insurance on the Insured.

•	Annual Renewable and Convertible Term Rider
Provides annual renewal term insurance on members of the Insured’s immediate family.

•	Cash Value Enhancement Rider II
Provides an increased Death Benefit on the Insured and may provide higher early cash values. Availability limited to groups of at least 3 Policies owned by a corporation, trust or individual (when part of an employer-sponsored arrangement) which meet the annual aggregate premium requirement of $50,000 annually. We may waive the minimum Policy requirement under certain circumstances.

•	Children’s Term Rider
Provides term insurance for the children of the Insured.

•	Disability Benefit Rider
Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability, until he or she reaches Age 65.

•	Guaranteed Insurability Rider
Gives the right to buy additional insurance on the life of the Insured on certain specified dates without proof of insurability.

•	Guaranteed Minimum Distribution Rider
Guarantees minimum annual distributions from the Policy’s Accumulated Value over a specified period of time following exercise of the Rider. Exercise of this Rider requires an Accumulated Value in excess of the Policy’s Face Amount. At the time you exercise this Rider, and while the Rider is in effect, your Policy’s Accumulated Value must be allocated to the Fixed Options and/or one of the asset allocation models established and maintained by us. This means you will not be able to allocate among the available Investment Options at your discretion. Not all asset allocation models we offer under any asset allocation program may be eligible for use with this Rider. Currently, portfolio optimization Model E is not available for use with this Rider.

(Issue of the Guaranteed Minimum Distribution Rider is discontinued in states where the Guaranteed Minimum Distribution II Rider is approved. Please ask your registered representative about the availability of either Rider in your state.)

•	Guaranteed Minimum Distribution II Rider
Guarantees minimum annual distributions from the Policy’s Accumulated Value over a specified period of time following exercise of the Rider. Exercise of this Rider requires an Accumulated Value in excess of the Policy’s Face Amount. At the time you exercise this Rider, and while the Rider is in effect, your Policy’s Accumulated Value must be allocated to the Fixed Options and/or one of the asset allocation models established and maintained by us. This means you will not be able to allocate among the available Investment Options at your discretion. Not all asset allocation models we offer under any asset allocation program may be eligible for use with this Rider. Currently, portfolio optimization Model E is not available for use with this Rider. This Rider is available to Policies issued on and after November 1, 2007, subject to state approval.

•	Long Term Performance Rider
Improves long-term performance by reducing monthly deductions from the Policy’s Accumulated Value. The Rider increases the surrender charge you will pay if you surrender the Policy during the first 10 Policy Years. Before adding this Rider you should consider whether you expect to make sufficient premium payments to keep the reduced monthly deductions in effect, or if you will surrender the Policy during the period while the increased surrender charge is in effect.

•	Minimum Earnings Benefit Rider
Allows allocation to the Variable Investment Options while providing minimum earnings protection at Rider maturity. While this Rider is in force, your Policy’s Accumulated Value must be allocated to the Fixed Options and/or one of the asset allocation models established and maintained by us. This means you will not be able to allocate among the available Investment Options at your discretion. Not all asset allocation models we offer under any asset allocation program may be eligible for use with this Rider. Currently, portfolio optimization Model E is not available for use with this Rider.

•	Short-term No-lapse Guarantee Rider
May continue your Policy and any attached Riders if your Policy would otherwise lapse.

•	Waiver of Charges Rider
Waives certain charges if the Insured becomes totally disabled before age 60.
Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your investment professional to decide whether an optional benefit is appropriate for you.

THE DEATH BENEFIT

There may be tax consequences if you exercise your rights under the Accelerated Living Benefits Rider or take distributions under the Guaranteed Minimum Distribution Rider or Guaranteed Minimum Distribution II Rider. Please see Variable Life Insurance and Your Taxes for more information.
We’ll add any Rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.
More detailed information appears in the SAI. To obtain a copy of the SAI, visit our website at www.Pacificlife.com. Samples of the provisions for the extra optional benefits are available from us upon Written Request.
Things to keep in mind
We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a Policy and a Rider, however, may be more economical than adding another Policy. It may also be more economical to provide an amount of insurance coverage through a Policy alone. Many life insurance policies have some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs.
Under certain circumstances, combining a Policy with an Annual Renewable Term Rider or Accounting Benefit Rider may result in a Face Amount equal to the Face Amount of a single Policy.
In general, your Policy coverage offers the advantage of lower guaranteed cost of insurance rates than the added Riders. If you add a Rider or Riders to your Policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all premiums are paid. Adding a Rider or Riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.
Combining a Policy with an Annual Renewable Term Rider may lower costs and may improve Accumulated Value accrual for the same amount of Death Benefit. However, your Policy has guaranteed maximum charges. Adding an Annual Renewable Term Rider will result in guaranteed maximum charges that are higher than for a single Policy with the same Face Amount.
Combining a Policy with an Accounting Benefit Rider may improve Accumulated Value accrual in the early years of your Policy, but could result in either higher or lower charges than under a single Policy. The timing of certain charges for Policies held for certain periods may also be affected.
Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your Policy’s Face Amount that is made up of Policy, Annual Renewable Term Rider, or Accounting Benefit Rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional Illustrations showing the effects of different proportions of Policy and Rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

HOW PREMIUMS WORK
Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.
The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See Variable Life Insurance and Your Taxes for more information.
We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you’ve chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you’ve taken advantage of, you may need to make additional premium payments to cover monthly deductions for policy charges to keep your Policy In Force. We reserve the right to accept premium payments in amounts less than $50.
Your Initial Premium
We apply your first premium payment to the Policy on the later of the day we receive it or the day we receive all contractual and administrative requirements necessary for your Policy to be In Force. See How Premiums Work: Allocating Your Premiums for more information on when your first Net Premium is allocated to the Investment Options.
If you have outstanding contractual and administrative requirements, your registered representative will notify you of a delivery date when any outstanding requirements are due to us, not to exceed 45 days from the date we issue your Policy. If we do not receive your first premium payment and all contractual and administrative requirements on or before the delivery date, we can cancel the Policy and refund any premium payment you’ve made. We may extend the delivery date in some cases.
Planned Periodic Premium Payments
You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

•	On your application, you choose a fixed amount of at least $50 for each premium payment.

•	You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

•	We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer Plan payments, which are paid automatically). If you own more than one Policy, you can request us to send one notice — called a listbill — that reminds you of your payments for all of your Policies. You can choose to receive the listbill every month.

•	If you have any Policy Debt, we’ll treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we’ll treat it as a premium payment.
You do not have to make the premium payments you’ve scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to Your Policy’s Accumulated Value for more information.
Paying Your Premium
Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

•	by personal check, drawn on a U.S. bank

•	by cashier’s check, if it originates in a U.S. bank

•	by money order in a single denomination of more than $10,000, if it originates in a U.S. bank

•	by third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

•	wire transfers that originate in U.S. banks.

HOW PREMIUMS WORK

We will not accept premium payments in the following forms:

•	cash

•	credit card or check drawn against a credit card account

•	traveler’s checks

•	cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank

•	money order in a single denomination of $10,000 or less

•	third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

•	wires that originate from foreign bank accounts.
All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.
Monthly Electronic Funds Transfer Plan
Once you’ve made your first premium payment, you can make monthly premium payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

•	You can choose any day between the 4th and 28th of the month.

•	If you do not specify a day for us to make the withdrawal, we’ll withdraw the premium payment on your Policy’s monthly anniversary. If your Policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we’ll withdraw the payment on the 4th of each month.

•	If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as premium payments unless we receive a new form requesting that payments be applied as a loan repayment.
Deductions From Your Premiums
We deduct a premium load from each premium payment you make. The load is made up of three charges:
Sales load
We deduct a 3.5% sales load from each premium payment you make. This charge helps pay for the cost of distributing our Policies.
Premium based charges
State and local charge
We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to change the rate unless the rate we pay changes.
We deduct 1.50% from each premium payment to compensate us for certain costs or lost investment opportunities we incur associated with certain policy acquisition expenses that we are generally required to capitalize and amortize over a 10-year period, rather than deduct them currently for federal income tax purposes, which may result in a higher corporate federal income tax liability for us in the year the expenses were incurred. These consequences are often referred to as the deferred acquisition cost (“DAC tax”).
Effective January 1, 2006, we reduced the total amount of premium based charges we deduct from each premium payment you make by 0.20%. Effective January 1, 2007, we instituted an additional 0.20% reduction, so that the total reduction in charges deducted from each premium payment you make is 0.40%. This reduction in charge is not guaranteed. We may, in our sole discretion, change the amount of or eliminate the reduction.

We reserve the right to increase or decrease these loads and charges. Like other Policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.
Limits on the Premium Payments You Can Make
We will not accept premium payments after the Insured reaches Age 100.
Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

•	If you’ve chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

•	If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You’ll find a detailed discussion of Modified Endowment Contracts in Variable Life Insurance and Your Taxes. You should speak to a qualified tax adviser for complete information regarding Modified Endowment Contracts.

•	If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit or would be equal to it once we applied your premium payment.
You’ll find more detailed information regarding these situations in the SAI.
Allocating Your Premiums
We generally allocate your Net Premiums to the Investment Options you’ve chosen on your application on the day we receive them. Please turn to Your Investment Options for more information about the Investment Options.
When we allocate your first premium depends on the state where you signed your Policy application. If you signed your application in a state that requires us to return the premiums you’ve paid if you exercise your Free Look Right, we’ll hold your Net Premiums in the Money Market Investment Option until the Free Look Transfer Date, and then transfer them to the Investment Options you’ve chosen.
If you signed your application in a state that requires refunds to be based on Accumulated Value if you exercise your Free Look Right, we allocate Net Premiums to the Investment Options you’ve chosen on the day we receive them or your Policy Date, if later. If your Policy has outstanding contractual and/or administrative requirements necessary before it can be placed In Force, we will allocate any Net Premiums received to the Money Market Variable Account until the requirements are satisfied and your Policy is placed In Force.
Portfolio optimization
The service. Portfolio optimization is an asset allocation service that is offered at no additional charge for use within your Policy. Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal. For your Policy, portfolio optimization can help with decisions about how you should allocate your Accumulated Value among available Investment Options. The theory behind portfolio optimization is that diversification among asset classes can help reduce volatility over the long term.
As part of the portfolio optimization service, several asset allocation models have been developed (portfolio optimization models or models), each based on different profiles of an investor’s willingness to accept investment risk. If you decide to subscribe to the portfolio optimization service and select one of the portfolio optimization models, your initial Net Premium (in the case of a new application) or Accumulated Value, as applicable, will be allocated to the Investment Options according to the model you select. Subsequent Net Premium will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your Accumulated Value quarterly, semi-annually, or annually, to maintain the current allocations of your portfolio optimization model, since changes in the net asset values of the underlying portfolios in each model will alter your asset allocation over time. If you also allocate part of your Net Premium or Accumulated Value outside the models with our Portfolio Optimization Plus feature, as described below, and you elect periodic rebalancing, such amounts will not be considered when

HOW PREMIUMS WORK

rebalancing. If you subscribe to portfolio optimization and elect periodic rebalancing, only the Investment Options within your model will be rebalanced.
If you subscribe to portfolio optimization, Pacific Life Fund Advisors LLC (the Adviser), a subsidiary of Pacific Life, will serve as your investment adviser for the service solely for purposes of development of the portfolio optimization models and periodic updates of the models.
On a periodic basis (typically annually), the portfolio optimization models are evaluated and the models are updated, as discussed below. If you subscribe to portfolio optimization, your Accumulated Value or Net Premium, as applicable, will be automatically reallocated in accordance with the model you select as it is updated from time to time based on discretionary authority that you grant to the Adviser, unless you instruct us otherwise. For more information on the role of the investment adviser for the portfolio optimization service, please see the brochure from the Adviser’s Form ADV, the SEC investment adviser registration form, which will be delivered to Policy Owners at the time you subscribe to the portfolio optimization service. Please contact us if you would like to receive a copy of this brochure. In developing and periodically updating the portfolio optimization models, the Adviser currently relies on the recommendations of an independent third-party analytical firm. The Adviser may change the firm that it uses from time to time, or, to the extent permissible under applicable law, use no independent firm at all.
The portfolio optimization models. Five asset allocation models are offered, each comprised of a carefully selected combination of Investment Options (reflecting the underlying portfolios of Pacific Select Fund). Development of the portfolio optimization models is a multi-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization.” Next, after the asset class exposures are known, a determination is made of how available Investment Options (underlying portfolios) can be used to implement the asset class level allocations. The Investment Options are selected by evaluating the asset classes represented by the underlying portfolios and combining Investment Options to arrive at the desired asset class exposures. The portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, Investment Options are selected in a way intended to optimize potential returns for each model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an Investment Option in a model based on its specific asset class exposure or other specific optimization factors, even where another Investment Option may have better historical performance.
Periodic updates of the portfolio optimization model and notices of updates. Each of the portfolio optimization models are evaluated periodically (generally, annually) to assess whether the combination of Investment Options within each model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the model. As a result of the periodic analysis, each model may change and Investment Options may be added to a model (including Investment Options not currently available), or Investment Options may be deleted from a model.
When your portfolio optimization model is updated, your Accumulated Value and any subsequent Net Premium will automatically be reallocated in accordance with any changes to the model you have selected. This means the allocation of your Accumulated Value, and potentially the Investment Options in which you are invested, will automatically change and your Accumulated Value and any subsequent Net Premium will be automatically reallocated among the Investment Options in your updated model (independently of any automatic rebalancing you may have selected). If you participate in the Portfolio Optimization Plus feature, the Accumulated Value and Net Premium amounts allocated outside the portfolio optimization model will not be reallocated. The Adviser requires that you grant it discretionary investment authority to periodically reallocate your Accumulated Value and any subsequent Net Premium in accordance with the updated version of the portfolio optimization model you have selected, if you wish to participate in portfolio optimization.
When the Adviser updates the portfolio optimization models, a written notice of the updated models will be sent to participants at least 30 days in advance of the date the Adviser intends the updated version of the model to be effective. You should carefully review these notices. If you wish to accept the changes in your selected model, you will not need to take any action, as your Accumulated Value and any subsequent Net Premium will automatically be reallocated in accordance with the updated model automatically. If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the portfolio optimization service.
Selecting a portfolio optimization model. If you choose to subscribe to the portfolio optimization service, you need to determine which portfolio optimization model is best for you. Neither the Adviser nor its affiliates will make this decision. You should consult with your registered representative on this decision. Your registered representative can help you determine which model is best suited to your financial needs, investment time horizon, and willingness to accept investment risk. You should periodically review these factors with your registered representative to determine if you should change models to keep up with changes in your personal circumstances. Your registered representative can assist you in completing the proper forms to subscribe to the portfolio optimization service or to change to a different model. You may, in consultation with your registered representative, utilize analytical tools made available by the Adviser, including an investor profile questionnaire, which asks questions intended to help you or your registered representative assess your financial needs, investment time horizon, and willingness to accept investment risk. Your responses can be analyzed using the service available on our website. While the information from our website may assist you, it is your decision, in consultation with your registered representative, to select a model or to change to a different model, and the Adviser and its affiliates bear no responsibility for this decision.
You may change to a different model at any time by completing an Investment Policy Statement. Please contact us or your registered representative for a copy of this form. You may discontinue the portfolio optimization service for your Policy at any time with a proper Written Request or by telephone or electronic instructions provided we have your completed telephone and electronic authorization on file.
Risks. Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your Accumulated Value could be better or worse by participating in a portfolio optimization model than if you had not participated. A model may perform better or worse than any single Investment Option or asset class or other combinations of Investment Options or asset classes. Model performance is dependent upon the performance of the component Investment Options (and their underlying portfolios). The timing of your investment and the frequency of automatic rebalancing may affect performance. Your Accumulated Value will fluctuate, and when redeemed, may be worth more or less than the original cost.
A portfolio optimization model may not perform as intended. Although the models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are based, which could cause the models to be ineffective or less effective in reducing volatility.
Periodic updating of the portfolio optimization models can cause the underlying portfolios to incur transactional expenses to raise cash for money flowing out of the portfolios or to buy securities with money flowing into the portfolios. These expenses can adversely affect performance of the pertinent portfolios and the models.
The Adviser may be subject to competing interests that have the potential to influence its decision making with regard to portfolio optimization. For example, one portfolio may provide a higher advisory fee to the Adviser than another portfolio, and provide the Adviser with incentive to use the portfolio with the higher fee as part of a portfolio optimization model. In addition, the Adviser may believe that certain portfolios may benefit from additional assets or could be harmed by redemptions. As adviser to Pacific Select Fund, the Adviser monitors performance of the portfolios, and may, from time to time, recommend to the Pacific Select Fund’s Board of Trustees a change in portfolio management firm or strategy or the closure or merger of a portfolio, all of which could impact a model. All Pacific Select Fund portfolios, except those expected to be liquidated or merged, are analyzed by the independent third-party analytical firm. The third-party analytical firm determines the number of portfolios in a model, the percent that any portfolio represents in a model, and which portfolios may be selected. The Adviser will work together with the analytical firm to resolve any investment related matters derived from the analytical firm’s recommendations. The Adviser believes that its reliance on the recommendations of an independent third-party analytical firm to develop and update the models (as described above) reduces or eliminates the potential for the Adviser to be influenced by these competing interests, but there can be no assurance of this.
The Adviser and its affiliates are under no contractual obligation to continue this service and has the right to terminate or change the portfolio optimization service at any time.
Portfolio Optimization Plus. With our Portfolio Optimization Plus feature, you may choose to allocate a portion of your Accumulated Value and/or Net Premiums outside of the portfolio optimization model you selected. You may change these allocations at any time, and make transfers as described later in this prospectus under Your Investment Options: Transferring Among Investment Options and Market-timing Restrictions.
While you participate in Portfolio Optimization Plus, only the Net Premium or Accumulated Value allocated to a portfolio optimization model will be automatically reallocated if the model updates, or rebalanced if you elect to have the Accumulated Value in the model periodically rebalanced as described above. You may not use the dollar cost averaging service, portfolio rebalancing service or first year transfer service while you participate in Portfolio Optimization Plus.

HOW PREMIUMS WORK

There is no charge for using this feature.
Riders. Some of the Riders available under the Policy require you to participate in an asset allocation service. If you purchased any of these Riders, such Riders will terminate if you withdraw from portfolio optimization or allocate any portion of your Net Premium or Accumulated Value to a Variable Investment Option that is not currently included in your model (as more fully described in each Rider).
The models. Information concerning the portfolio optimization models is described below. These models are available effective May 2, 2008. For more information regarding the portfolio optimization models available until May 2, 2008, see Appendix B. You should review this information carefully before selecting or changing a model.

The current asset class exposure and portfolio optimization model allocations shown in the chart below may change over time, based on the periodic review of the models and reallocations which reflect updated recommendations.

Model A Conservative	Model B Moderate-Conservative	Model C Moderate	Model D Moderate-Aggressive	Model E Aggressive

Investor Profile

You are looking for a relatively stable investment and do not tolerate short- term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Time Horizon < --------------------------------------------------------------------------------- > Longer Investment Time Horizon Investor Objective

Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.

		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < ------------------------------------------------------------------------------------- > Higher Risk Asset Class Target Exposure as of May 2, 2008

	Model A	Model B	Model C	Model D	Model E

Cash	7%	5%	2%	—	—

Bonds	73	55	38	20%	4%

Domestic Stocks	15	29	43	55	66

International Stocks	5	11	17	25	30

Portfolio Optimization Model Target Allocations as of May 2, 2008

	Model A	Model B	Model C	Model D	Model E

Small-Cap Growth	—	—	2%	2%	3%

International Value	3%	5%	6	9	10

Long/Short Large-Cap	1	2	2	3	4

International Small-Cap	—	1	2	3	3

Equity Index	2	3	3	4	4

Small-Cap Index	—	—	—	—	2

Diversified Research	1	2	2	2	2

American Funds® Growth-Income	—	—	3	5	5

American Funds® Growth	—	4	4	4	5

Large-Cap Value	4	5	6	6	7

Short Duration Bond	12	9	4	2	—

Floating Rate Loan	8	5	3	—	—

Focused 30	—	—	1	1	2

Growth LT	—	2	3	3	4

Diversified Bond	15	10	6	2	—

Mid-Cap Equity (formerly Mid-Cap Value)	3	6	8	10	11

Large-Cap Growth	—	—	2	2	2

International Large-Cap	3	4	4	8	9

Small-Cap Value	—	1	1	1	1

Main Street® Core	3	4	4	4	5

Emerging Markets	—	—	3	4	5

High Yield Bond	4	3	2	—	—

Managed Bond	21	16	11	4	—

Inflation Managed	18	14	11	8	—

Mid-Cap Growth	—	1	2	2	2

Comstock	2	3	4	6	6

Real Estate	—	—	—	2	4

Small-Cap Equity	—	—	1	3	4

Less Volatile < ---------------------------------------------------------------- > More Volatile

YOUR POLICY’S ACCUMULATED VALUE
Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.
We use it to calculate how much money is available to you for loans and withdrawals, and how much you’ll receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.
The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you’ve chosen, the premium payments you’ve made, Policy charges and how much you’ve borrowed or withdrawn from the Policy.
Calculating Your Policy’s Accumulated Value
Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account. Please see Withdrawals, Surrenders and Loans: Taking Out a Loan for information about loans and the Loan Account.
We determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in Your Investment Options.
Persistency Credit
Your Policy may be eligible for a persistency credit. Here’s how it works:
Beginning on your 6th Policy Anniversary and on each Policy Anniversary thereafter, we may credit your Policy with a persistency credit of 0.25% on an annual basis. We calculate the persistency credit amount on your Policy’s average Accumulated Value less any Policy Debt on each Monthly Payment Date during the preceding Policy Year. We add it proportionately to your Investment Options according to your most recent allocation instructions.
Beginning on your 16th Policy Anniversary, we may increase your annual persistency credit to 0.35%.
Beginning on your 21st Policy Anniversary, we may increase your annual persistency credit to 0.45%.
Your Policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.
Monthly Deductions
We deduct a monthly charge from your Policy’s Accumulated Value. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. The performance of the Investment Options you choose, not making planned premium payments, or taking out a withdrawal or a loan all affect the Accumulated Value of your Policy. You’ll find a discussion about when your Policy might lapse, and what you can do to reinstate it, later in this section.
Unless you tell us otherwise, we deduct the monthly charge from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. This charge is made up of four charges:

•	cost of insurance

•	administrative charge

•	mortality and expense risk charge

•	charges for optional Riders.

Cost of insurance
This charge is for providing you with life insurance protection. Like other Policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.
We deduct a cost of insurance charge based on the cost of insurance rate for your Policy’s initial Face Amount and for each increase you make to the Face Amount.
There are maximum or guaranteed cost of insurance rates associated with your Policy. These rates are shown in your Policy Specifications. When the Insured reaches Age 100, the guaranteed cost of insurance rate is reduced to $0.
The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the Age, gender and Risk Class of the Insured unless unisex rates are required. Unisex rates are used in the state of Montana. They are also used when a Policy is owned by an employer in connection with employment-related or benefit programs.
Our current cost of insurance rates will apply uniformly to all members of the same Class. Any changes in the cost of insurance rates will apply uniformly to all members of the same Class. These rates generally increase as the Insured’s Age increases, and they vary with the number of years the Policy has been In Force. Our current rates are lower than the guaranteed rates and they will not exceed the guaranteed rates in the future.
Choosing a guaranteed period
Our current cost of insurance rates are not guaranteed. You may choose a guaranteed period during which we’ll guarantee our current cost of insurance rates.
If the Insured is Age 65 or younger and in our standard Risk Class when the Policy is issued, you may choose a ten-year guaranteed period. If the Insured is between the Ages of 65 and 86, or is not in our standard Risk Class, you may choose a five-year guaranteed period. For Insureds Age 86 and older, you may choose a two-year guaranteed period. You can only do this when the Policy is issued and you cannot change the guaranteed period later.
If you increase the Face Amount, the cost of insurance rates associated with the increase will have the same guaranteed period that you chose when the Policy was issued. This will be effective on the day of the increase. However, if the Insured is between the Ages of 65 and 86, or no longer qualifies for our standard Risk Class on the day of the increase, you’ll receive the five-year guaranteed period. For Insureds Age 86 and older on the day of the increase, you’ll receive the two-year guaranteed period.
The guaranteed period you choose may affect the Accumulated Value and the initial Face Amount of your Policy, as well as the amount of premium you can pay. The five-year guaranteed period will provide for higher guideline premium and seven-pay premium limits which, if paid, provide the potential to accrue a larger Accumulated Value. The ten-year guarantee period will have lower premium limits, but will provide you with improved guarantees on your cost of insurance rates. You should discuss your insurance needs and financial objectives with your registered representative to help you determine which guaranteed period works best for you.
There is no charge for choosing a guaranteed period.

YOUR POLICY’S ACCUMULATED VALUE

How we calculate cost of insurance
We calculate cost of insurance by multiplying the current cost of insurance rate by a discounted Net Amount At Risk at the beginning of each Policy month.
The discounted Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if the Insured died and the Accumulated Value of your Policy at the beginning of the Policy month before the monthly charge is due.
First, we calculate the total Net Amount At Risk for your Policy in two steps:

•	Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by 1.002060.

•	Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in step 1.
Next, we allocate the Net Amount At Risk in proportion to the Face Amount of the base Policy, any optional Annual Renewable Term Rider and optional Accounting Benefit Rider, and each increase that’s In Force as of your Monthly Payment Date.
We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each Coverage Segment. The sum of these amounts is your cost of insurance charge.
Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Guideline Minimum Death Benefit.

Administrative charge
We deduct a charge of $7.50 a month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase. When the Insured reaches Age 100, the administrative charge is reduced to $0.
Mortality and expense risk charge
Mortality risk is the chance that the people insured by policies we’ve issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.
Expense risk is the chance that our actual administrative and operating expenses are more than expenses we expected.
The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the following box. We guarantee this charge will not increase.

How we calculate the mortality and expense risk charge
The mortality and expense risk charge has two separate charges:

•	M&E risk face amount charge We deduct a face amount charge every month at a rate that is based on the Age of the Insured on the Policy Date and on a face amount component factor per $1,000 of the initial Face Amount of your Policy. The charge will remain level for 10 Policy Years, then is reduced in Policy Year 11 and thereafter.

If you increase the Face Amount, each increase will have a corresponding face amount charge related to the amount of the increase. The charge is based on the Age and Risk Class of the Insured at the time of the increase. We’ll specify these charges in a supplemental schedule of benefits at the time of the increase. We’ll apply each charge from the day of the increase. If you decrease the Face Amount, the charge will remain the same.

When the Insured reaches Age 100, the M&E risk face amount charge is reduced to $0.

•	M&E risk asset charge We deduct a risk asset charge every month at a guaranteed maximum annual rate of 0.45% (0.0375% monthly) on the first $25,000 of your Policy’s Accumulated Value in the Investment Options plus an annual rate of 0.05% (0.0042% monthly) of the Accumulated Value in the Investment Options that exceeds $25,000. We may charge a lower annual rate for the M&E risk asset charge. For the purposes of this charge, the amount of Accumulated Value is calculated on the Monthly Payment Date before we deduct the monthly charge, but after we deduct any Policy Debt or allocate any new Net Premiums, withdrawals or loans. When the Insured reaches Age 100, the annual rate is reduced to 0%.

An example
For a Policy that insures a male non-smoker who is Age 45 when the policy is issued, with:

•	a Face Amount of $350,000

•	Accumulated Value of $30,000 after deducting any Policy Debt.
The monthly charge for the M&E risk face amount charge is:

•	$126.00 during the first 10 Policy Years (($350,000 ÷ 1,000) × 0.360) and $0 in Policy Year 11 and thereafter under Death Benefit Option A and Option C.

•	$399.70 during the first 10 Policy Years under Death Benefit Option B (($350,000 ÷ 1,000) × 1.142), $218.40 in Policy Year 11 and thereafter (($350,000 ÷ 1,000) × 0.624), and $0 when the Insured reaches Age 100.
The monthly charge for the M&E risk asset charge is $9.58 (($25,000 × 0.0375%) plus ($5,000 × 0.0042%)).

Charges for optional riders
If you add any Riders to your Policy, we add any charges for them to your monthly charge.
Lapsing and Reinstatement
There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction. Your Policy’s Accumulated Value is affected by the following:

•	loans or withdrawals you make from your Policy

•	not making planned premium payments

•	the performance of your Investment Options

•	charges under the Policy.
If there is not enough Accumulated Value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you’ve assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. This amount is based on the sum of the monthly charges not deducted plus three times the monthly charges due when this insufficiency occurred, adjusted to add premium load. However, the minimum amount you must pay to keep your Policy In Force is equal to three times the monthly charge that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our life insurance operations center.
We’ll give you a grace period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the grace period.

YOUR POLICY’S ACCUMULATED VALUE

If you do not make the minimum payment
If we do not receive your payment within the grace period, your Policy will lapse with no value. This means we’ll end your life insurance coverage.
If you make the minimum payment
If we receive your payment within the grace period, we’ll allocate your Net Premium to the Investment Options you’ve chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.
If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy lapsing, you’ll have to repay a portion of your Policy Debt.
Remember to tell us if your payment is a premium payment. Otherwise, we’ll treat it as a loan repayment.
How to avoid future lapsing
To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.
Paying Death Benefit Proceeds during the grace period
If the Insured dies during the grace period, we’ll pay Death Benefit Proceeds to your Beneficiary. We’ll reduce the payment by any unpaid monthly charges and any Policy Debt.
Reinstating a lapsed Policy
If your Policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We’ll reinstate it if you send us the following:

•	a written application

•	evidence satisfactory to us that the Insured is still insurable

•	a premium payment sufficient to:

•	cover all unpaid monthly charges that were due in the grace period, and

•	keep your Policy In Force for three months after the day your Policy is reinstated.
We’ll reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We’ll allocate the Accumulated Value according to your most recent premium allocation instructions.
Reinstating a lapsed Policy with Policy Debt
If you had Policy Debt when your Policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your Policy. There are special rules that apply to reinstating a Policy with Policy Debt:

•	If we reinstate your Policy on the first Monthly Payment Date that immediately follows the lapse, we’ll also reinstate the Policy Debt that was outstanding the day your Policy lapsed.

•	If we reinstate your Policy on any Monthly Payment Date other than the Monthly Payment Date that immediately follows the lapse, we’ll deduct the Policy Debt from your Policy’s Accumulated Value. This means you will no longer have Policy Debt when your Policy is reinstated.

YOUR INVESTMENT OPTIONS
This section tells you about the Investment Options available under your Policy and how they work.
We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you’ve chosen. Amounts allocated to the Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You’ll find information about when we allocate Net Premiums to your Investment Options in How Premiums Work.
You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.
You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at 1-800-800-7681 or submit a request electronically. Or you can ask your registered representative to contact us. You’ll find more information regarding telephone and electronic instructions in M’s Versatile Product Basics.
The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your registered representative to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.
Variable Investment Options
You can choose from a selection of Variable Investment Options. Each Variable Investment Option is set up as a Variable Account under our Separate Account and invests in a corresponding portfolio of the Pacific Select Fund, the M Fund, the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the MFS Variable Insurance Trust, the Premier VIT, the T. Rowe Price Equity Series, Inc. and the Van Eck World Insurance Trust. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you’ve chosen. You bear the investment risk of any Variable Investment Options you choose.
Pacific Life Fund Advisors LLC is the investment adviser for the Pacific Select Fund. They oversee the management of all the Pacific Select Fund’s portfolios. Pacific Select Fund Advisors LLC also does business under the name “Pacific Asset Management”, and manages two of the portfolios directly as Pacific Asset Management. They retain other portfolio managers to manage the other portfolios.
M Financial Investment Advisors Inc. (“MFIA”) is the investment adviser to the M Funds, and has retained other firms to manage the M Fund portfolios. The MFIA and M Fund’s Board of Directors oversee the management of all of the M Fund portfolios.
BlackRock Advisors, LLC is the investment adviser of the BlackRock Variable Series Funds, Inc. and has retained various sub-advisors for the portfolios available under your Policy.
Fidelity Management & Research Company is the manager of the Fidelity Variable Insurance Products Funds. They retain other portfolio managers to manage the portfolios of the Fidelity VIP Funds available under your Policy.
Janus Capital Management LLC is the investment adviser of the Janus Aspen Series. For the portfolios available under your Policy, they manage two of the portfolios directly, and have retained a sub-adviser for one portfolio.
Lazard Asset Management LLC is the investment manager of the Lazard Retirement Series, Inc. and manages the portfolio available under your Policy directly.
Legg Mason Partners Fund Advisor, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust and has retained a sub-advisor to manage the portfolios available under your Policy.

YOUR INVESTMENT OPTIONS

Massachusetts Financial Services Company is the investment adviser of the MFS Variable Insurance Trust and manages the portfolios available under your Policy directly.
OpCap Advisors LLC is the investment adviser of the Premier VIT, and has retained a sub-adviser to manage the portfolio available under your Policy.
T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc. and manages the portfolios available under your Policy directly.
Van Eck Associates Corporation is the investment adviser of the Van Eck Worldwide Insurance Trust and manages the portfolio available under your Policy directly.
Pacific Life is not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.
The following chart is a summary of the Fund portfolios. You’ll find detailed descriptions of the portfolios in each Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read each Fund prospectus carefully before investing.

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Small-Cap Growth	Capital appreciation.	Equity securities of small, fast growing companies.	Fred Alger Management, Inc.

International Value	Long-term capital appreciation.	Equity securities of relatively large non- U.S. companies believed to be undervalued.	AllianceBernstein L.P.

Long/Short Large-Cap	Above-average total returns.	Equity securities of large-capitalization companies including both long and short positions.	Analytic Investors, LLC, J.P. Morgan Investment Management, Inc.

International Small-Cap	Long-term growth of capital.	Equity securities of non-U.S. companies with small market capitalizations.	Batterymarch Financial Management, Inc.

Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the S&P 500 Index® (including derivatives).	BlackRock Investment Management, LLC

Small-Cap Index	Investment results that correspond to the total return of an index of small-capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	BlackRock Investment Management, LLC

Diversified Research	Long-term growth of capital.	Equity securities of companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company

Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of growth-oriented companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company

American Funds Growth-Income	Long-term growth of capital and income.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company (adviser to the Master Growth- Income Fund)

American Funds Growth	Long-term growth of capital.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size that appear to offer superior opportunities for growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)

Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large U.S. companies.	ClearBridge Advisors, LLC

Technology	Long-term growth of capital.	Equity securities in the technology sector.	Columbia Management Advisors, LLC

Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.	Goldman Sachs Asset Management, L.P.

Floating Rate Loan	High level of current income.	Interests in floating rate senior loans.	Highland Capital Management, L.P.

Diversified Bond	Maximize total return consistent with prudent investment management.	Fixed income securities of varying qualities and terms to maturity of both U.S. and non-U.S. companies and derivatives relating to such securities or related indexes.	J.P. Morgan Investment Management, Inc.

Growth LT	Long-term growth of capital.	Equity securities of companies of any size.	Janus Capital Management LLC

Focused 30	Long-term growth of capital.	U.S. and foreign equity securities selected for their growth potential.	Janus Capital Management LLC

YOUR INVESTMENT OPTIONS

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Health Sciences	Long-term growth of capital.	Equity securities of companies in the health sciences sector.	Jennison Associates LLC

Mid-Cap Equity
(formerly Mid-Cap Value)	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management LLC

Large-Cap Growth	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies with the potential for long-term growth of capital.	Loomis, Sayles & Company, L.P.

International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	MFS Investment Management

Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	NFJ Investment Group L.P.

Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.

Main Street Core	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.

Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.

Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Asset Management

High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Asset Management

Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity, and derivatives relating to such securities or related indexes.	Pacific Investment Management Company LLC

Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation-indexed bonds, and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC

Comstock	Long-term growth of capital.	Equity securities of companies believed to have the potential for long-term growth of capital and income.	Van Kampen

Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen

Real Estate	Current income and long-term capital appreciation.	Equity securities of companies principally engaged in the U.S. real estate industry, including REITs and real estate operating companies (REOCs).	Van Kampen

Small-Cap Equity	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	Vaughan Nelson Investment Management, L.P.

M FUND PORTFOLIO	THE PORTFOLIO’S INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Brandes International Equity	Long-term capital appreciation.	Equity securities of foreign issuers. Focuses on stocks with capitalizations of $1 billion or more.	Brandes Investment Partners, L.P.

Turner Core Growth	Long-term capital appreciation.	Common stocks of U.S. companies that the subadviser believes have strong earnings growth potential.	Turner Investment Partners, Inc.

Frontier Capital Appreciation	Maximum capital appreciation.	Common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500.	Frontier Capital Management Company, Inc.

Business Opportunity Value	Long-term capital appreciation.	Equity securities of U.S. issuers in the large-to- medium-capitalization segment of the U.S. stock market.	Iridian Asset Management LLC

BLACKROCK VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

BlackRock Basic Value V.I. Fund Class III	Capital appreciation. (Income is of secondary importance.)	Equity securities believed to be undervalued.	BlackRock Advisors, LLC

BlackRock Global Allocation V.I. Fund Class III	High total investment return.	A mix of U.S. and foreign equity, debt and money market securities	BlackRock Advisors, LLC

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Fidelity VIP Contrafund® Portfolio Service Class 2	Long-term capital appreciation.	Equity securities of companies whose value is believed not fully recognized by the public.	FMR Co., Inc.

Fidelity VIP Freedom Income	High total return. (Principal preservation is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers®, Inc.

Fidelity VIP Freedom 2010	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.

Fidelity VIP Freedom 2015	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term.	Strategic Advisers, Inc.

Fidelity VIP Freedom 2020	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.

Fidelity VIP Freedom 2025	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.

Fidelity VIP Freedom 2030	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.

YOUR INVESTMENT OPTIONS

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Fidelity VIP Growth Portfolio Service Class 2	Capital appreciation.	Equity securities of companies believed to have above-average growth potential.	FMR Co., Inc.

Fidelity VIP Mid Cap Portfolio Service Class 2	Long-term growth of capital.	Equity securities primarily of companies with medium market capitalization.	FMR Co., Inc.

Fidelity VIP Value Strategies Portfolio Service Class 2	Capital appreciation.	Equity securities of companies believed to be undervalued in the marketplace.	FMR Co., Inc.

JANUS ASPEN SERIES	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

International Growth Portfolio Service Class	Long-term growth of capital.	Securities of issuers from countries outside the United States.	Janus Capital Management LLC

INTECH Risk-Managed Core Portfolio Service Class	Long-term growth of capital.	Common stocks from the universe of the Portfolio’s benchmark index, which is the S&P 500® Index.	Janus Capital Management LLC

Mid Cap Growth Portfolio Service Class	Long-term growth of capital.	Equity securities of mid-sized companies.	Janus Capital Management LLC

LAZARD RETIREMENT SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

US Strategic Equity	Long-term capital appreciation.	Equity securities, principally common stocks.	Lazard Asset Management LLC

LEGG MASON PARTNERS VARIABLE EQUITY TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Legg Mason Partners Variable Aggressive Growth Portfolio – Class II	Capital appreciation.	Common stocks of companies believed to be experiencing, or will experience, above average growth of earnings.	Legg Mason Partners Fund Advisor, LLC

Legg Mason Partners Variable Mid Cap Core Portfolio – Class II	Long-term growth of capital.	Equity securities or investments with similar characteristics of medium sized companies.	Legg Mason Partners Fund Advisor, LLC

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

MFS New Discovery Series Service Class	Capital appreciation.	Equity securities of companies believed to have above average earnings growth potential.	Massachusetts Financial Services Company

MFS Utilities Series Service Class	Total return.	Securities of issuers in the utilities industry[1].	Massachusetts Financial Services Company

PREMIER VIT	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

OpCap Small Cap Portfolio	Capital appreciation.	Equity securities of companies with market capitalization of less than $2.2 billion at time of purchase.	OpCap Advisors LLC

T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

T. Rowe Price Blue Chip Growth Portfolio – II	Long-term capital growth. (Current income is a secondary objective.)	Common stocks of well-established large and medium-sized companies with the potential for above-average earnings increases	T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income Portfolio – II	Substantial dividend income and long-term capital growth.	Common stocks of established companies. In selecting such stocks, the Fund emphasizes companies that appear to be temporarily undervalued by various measures, such as price/earnings (P/E) rations.	T. Rowe Price Associates, Inc.

VAN ECK WORLDWIDE INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Van Eck Worldwide Hard Assets Fund	Long-term capital appreciation. (Income is a secondary consideration.)	A mix of U.S. and foreign hard asset[2] securities	Van Eck Associates Corporation

[1]	Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and issuers engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting).

[2]	Hard asset securities are stocks, bonds and other securities of companies that derive at least 50% of their revenues from exploration, development, production, distribution or facilitation of processes relating to: a) precious metals, b) natural resources, c) real estate and d) commodities. In addition, hard asset securities shall include any derivative securities the present value of which are based upon hard asset securities and/or hard asset commodities.

Calculating unit values
When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we’ve allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example
You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We’ll credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying portfolio. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.
Generally, for any transaction, we’ll use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we’ll use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we’ll use the unit value calculated as of the end of the next Business Day.
If a scheduled transaction falls on a day that is not a Business Day, we’ll process it as of the end of the next Business Day. For your monthly charge, we’ll use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we’ll use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see M’s Versatile Product Basics.
The unit value calculation is based on the following:

•	the investment performance of the underlying portfolio

•	any dividends or distributions paid by the underlying portfolio

•	any charges for any taxes that are, or may become, associated with the operation of the Variable Account.
The unit value of a Variable Account will change with the value of its corresponding portfolio. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy.
Fees and expenses paid by the Funds
Each Fund pays advisory fees and other expenses. These are deducted from the assets of the Fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You’ll find more about Fund fees and expenses in Fee

YOUR INVESTMENT OPTIONS

Tables and in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each Fund is governed by its own Board of Trustees or Board of Directors.
The SEC recently approved a rule change which will require the Boards of Trustees/ Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the Fund (not to Pacific Life). In the event the Board of Trustees/Directors of any underlying Funds imposes such fees or limitations, we will pass them on to you.
Fixed Options
You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options are held in our General Account. For more information about the General Account, see About Pacific Life.
Here are some things you need to know about the Fixed Options:

•	Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 2.5%.

•	We may offer a higher annual interest rate on the Fixed Options. If we do, we’ll guarantee the higher rate until your next Policy Anniversary.

•	There are no investment risks or direct charges. Policy charges still apply.

•	There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in Transferring Among Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options.

•	We may place a limit of $1,000,000 for Net Premiums and $100,000 for loan repayments and transfers allocated to the Fixed Options in any 12-month period. This is an aggregate limit for all Pacific Life policies you own. Any allocations in excess of these limits will be allocated to your other Investment Options according to your most recent instructions. We may increase the limits at any time at our sole discretion. To find out if higher limits are in effect, ask your registered representative or contact us.
Transferring Among Investment Options and Market-timing Restrictions
Transfers
You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. If your state requires us to refund your premiums when you exercise your Free Look Right, you can make transfers and use transfer programs only after the Free Look Transfer Date. Your transfer of Accumulated Value on the Free Look Transfer Date does not count as a transfer for purpose of applying the limitations described in this section. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You’ll find more information about making telephone and electronic transfers in M’s Versatile Product Basics.
Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.
Here are some things you need to know about making transfers:

•	Transfers are limited to 25 for each calendar year.

•	If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make one (1) transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Money Market Investment Option prior to the start of the next calendar year.

•	You may only make two (2) transfers in any calendar month to or from each of the following Investment Options: American Funds Growth-Income, American Funds Growth, Fidelity VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Class 2, Fidelity VIP Freedom 2010, Fidelity VIP Freedom 2015, Fidelity VIP Freedom 2020, Fidelity VIP Freedom 2025, Fidelity VIP Freedom 2030, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2 and Fidelity VIP Value Strategies Service Class 2.

•	Additionally, only two (2) transfers in any calendar month may involve any of the following Investment Options: International Value, International Small-Cap, International Large-Cap, Emerging Markets, Variable Account I (Brandes International Equity), BlackRock Global Allocation V.I. Fund Class III, International Growth Service Class or Van Eck Worldwide Hard Assets Fund.

•	For the purpose of applying the limitations, multiple transfers that occur on the same day are considered one (1) transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment, or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, approved corporate owned life insurance policy rebalancing programs, the first year transfer service or an approved asset allocation service are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

•	Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Diversified Research Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Money Market Variable Investment Option are excluded from this limitation.

•	There is no minimum amount required if you’re making transfers between Variable Investment Options.

•	You can make transfers from the Variable Investment Options to the Fixed Options only in the Policy Month right before each Policy Anniversary. However, if your Policy was issued in Connecticut, Georgia, Maryland, Massachusetts, North Carolina, North Dakota, or Pennsylvania, you can make transfers to the Fixed Account any time during the first 18 months of your Policy.

•	You can make one transfer in any 12-month period from each Fixed Option, except if you’ve signed up for the first year transfer service (see Transfer Services later in this section). Such transfers are limited to:

•	$5,000 or 25% of your Policy’s Accumulated Value in the Fixed Account

•	$5,000 or 10% of your Policy’s Accumulated Value in the Fixed LT Account

We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your registered representative to find out if a waiver is currently in effect.

•	Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per Policy Year.

•	There is no minimum required value for the Investment Option you’re transferring to or from.

•	You cannot make a transfer if your Policy is in the grace period and is in danger of lapsing.

•	We can restrict or suspend transfers.

•	We will notify you or your representative if we refuse or delay your transfer request.

•	We have the right to impose limits on transfer amounts, the value of the Investment Options you’re transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.
There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying portfolios or other extraordinary circumstances.
Market-timing restrictions
The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a registered representative or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the

YOUR INVESTMENT OPTIONS

underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.
Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.
We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

•	not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.
We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.
Transfer Services
We offer three services that allow you to make automatic transfers of Accumulated Value from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options.
You may only participate in one transfer service at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.
Detailed information regarding each transfer service appears in the SAI.
Dollar cost averaging
Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.
Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. Investing this way does not guarantee profits or prevent losses.
We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.
Portfolio rebalancing
As the value of the underlying portfolios changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.
Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service.
First year transfer
Our first year transfer service allows you to make monthly transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first year your Policy is In Force. It does not allow you to transfer among Variable Investment Options. You enroll in the service when you apply for your Policy and include specific details on your application.
This service allows you to average the cost of investments over the first 12 months from the date your initial premium is applied to your Policy. Investing this way does not guarantee profits or prevent losses.
We do not charge for the first year transfer service and we do not currently charge for transfers made under this service.

WITHDRAWALS, SURRENDERS AND LOANS
You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.
Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Be sure to plan carefully before using these Policy benefits.
If you withdraw a larger amount than you’ve paid into your Policy, your withdrawal may be considered taxable income.
For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see Variable Life Insurance and Your Taxes.
Making Withdrawals
You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

•	You must send us a Written Request that’s signed by all Owners.

•	Each withdrawal must be at least $200, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

•	If your Policy has existing Policy Debt, the maximum withdrawal you can take is the Cash Surrender Value just before the withdrawal, less the Policy Debt divided by 90%.

•	We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you’ve told us in writing that you want your Policy to become a Modified Endowment Contract.

•	We may charge you $25 for each withdrawal you make.

•	You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

•	If you do not tell us which Investment Options to take the withdrawal from, we’ll deduct the withdrawal and the withdrawal charge from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal.

•	If the Insured dies after you’ve sent a withdrawal request to us, but before we’ve made the withdrawal, we’ll deduct the amount of the withdrawal from any Death Benefit Proceeds owing.
How withdrawals affect your policy’s death benefit
Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

•	If your Policy’s Death Benefit does not equal the Guideline Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

•	If your Policy’s Death Benefit equals the Guideline Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.
How withdrawals affect your policy’s face amount
If you’ve chosen Death Benefit Option B or Option C, making a withdrawal does not reduce your Policy’s Face Amount.
If you’ve chosen Death Benefit Option A, a withdrawal may reduce your Policy’s Face Amount. During each of the first 15 Policy Years, you can make one withdrawal of up to 10% of the total premium payments you’ve made without reducing your Policy’s Face Amount. If you withdraw a larger amount, or make additional withdrawals, the Face Amount will be reduced by the amount, if any, by which the Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal.

An example

Policy
Year	Premium paid	Total premium paid	Available withdrawal[1]
1	$10,000	$10,000	$1,000
2	$10,000	$20,000	$2,000
3	$20,000	$40,000	$4,000
4	$20,000	$60,000	$6,000
5	$10,000	$70,000	$7,000
6	0	$70,000	$7,000

1	Amount of withdrawal that can be taken without reducing your Policy’s Face Amount if you have Death Benefit Option A.

Taking Out a Loan
You can borrow money from us any time while your Policy is In Force. The minimum amount you can borrow is $200, unless there are other restrictions in your state. The maximum amount available to borrow is less than 100% of your Accumulated Value.
Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.
You may request a loan either by sending us a request in writing, over the telephone or electronically. You’ll find more information about requesting a loan by telephone or electronically in M’s Versatile Product Basics.
When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

•	To secure the loan, we transfer an amount equal to the amount you’re borrowing from your Accumulated Value in the Investment Options to the Loan Account. We’ll transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option, unless you tell us otherwise.

•	Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 2.75%. Interest that has accrued during the Policy Year is due on your Policy Anniversary. If you do not pay the interest when it’s due, we’ll add it to the amount of your loan and begin accruing interest on it from the day it was due. We’ll also transfer an amount equal to the interest that was due, from your Policy’s Accumulated Value to the Loan Account. We’ll transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	The amount in the Loan Account earns interest daily at an annual rate of at least 2.5%. On your Policy Anniversary, we transfer the interest that has been credited to the Loan Account proportionately to your Investment Options according to your most recent allocation instructions.

•	We currently intend to credit interest on the amount in the Loan Account at an annual rate of 2.75% in Policy Year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 2.5% on the amount in the Loan Account.
How much you can borrow
You can borrow up to the larger of the following amounts:

•	90% of the Accumulated Value, less any Policy Debt and less any surrender charges that would apply if you surrendered your Policy on the day you took out the loan, or

•	the result of a × (b ÷ c) - d where:

a =	the Accumulated Value of your Policy less any surrender charges that would have applied if you surrendered your Policy on the day you took out the loan, and less 12 times the most recent monthly charge
 b = 1.025
 c = 1.0275
 d = any Policy Debt.

WITHDRAWALS, SURRENDERS AND LOANS

An example of how much you can borrow
For a Policy in Policy Year 5 with:

•	Accumulated Value of $100,000

•	Policy Debt of $60,000

•	a most recent monthly charge of $225

•	a surrender charge of $5,000 if the Policy was surrendered on the day the loan is taken.
The maximum amount you can borrow is the greater of:
$25,000
((90% × $100,000) - $60,000 - $5,000)
or
$32,075.42
(a × (b ÷ c)) - d, where:
a = $92,300 ($100,000 - $5,000 - (12 × $225))
b = 1.025
c = 1.0275
d = $60,000

Paying off your loan
You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we’ll generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options, up to the amount originally transferred from the Fixed Options to the Loan Account. We’ll then transfer any excess amount to your Variable Investment Options according to your most recent allocation instructions.
While you have Policy Debt, we’ll treat any money you send us as a loan repayment unless you tell us otherwise in writing.
You can make monthly loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month by completing an Electronic Funds Transfer Form. Please contact us or your registered representative for a copy of this form.

•	You can choose any day between the 4th and 28th of the month for us to make the withdrawal.

•	Loan payments made by the Electronic Funds Transfer Plan must be at least $50.
What happens if you do not pay off your loan
If you do not pay off your loan, we’ll deduct the amount in the Loan Account, including any interest you owe, from one of the following:

•	the Death Benefit Proceeds before we pay them to your Beneficiary

•	the Cash Surrender Value if you surrender your Policy

•	the amount we refund if you exercise your Free Look Right.
Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on the potential earnings available through the Variable Investment Options. The amount of interest you earn on the Loan Account may be less than the amount of interest you would have earned from the Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.
When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.
Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See Taxation of distributions in Variable Life Insurance and Your Taxes.

Ways to Use Your Policy’s Loan and Withdrawal Features
You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you’re interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.
Setting up an income stream may not be suitable for all Policy Owners.
Here are some things you should consider when setting up an income stream:

•	the rate of return you expect to earn on your Investment Options

•	how long you would like to receive regular income

•	the amount of Accumulated Value you want to maintain in your Policy.
You can ask your registered representative for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.
Understanding the risks
Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It’s important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.
You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.
Automated Income Option
Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.
You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your registered representative for an AIO Request Form.
There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.
Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.
Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see Variable Life Insurance and Your Taxes.
You may discontinue participation in the AIO program at any time by sending a Written Request to us.
Detailed information appears in the SAI.
Overloan Protection Rider
Subject to availability in your state, your Policy will have an Overloan Protection Rider if the Insured is Age 80 or younger and you elect the Guideline Premium Test as the Death Benefit Qualification Test. Exercise of this Rider will guarantee, as long as the Rider stays in effect, that the Policy will not lapse even if the Policy Debt exceeds the Accumulated Value.
The minimum five-year premium equals 450% of the lesser of your Policy’s guideline level premium or seven-pay premium at issue and is shown in your Policy Specifications. The minimum five-year premium for your Policy will not change even if we recalculate the seven-pay premium for your Policy.
The earliest exercise date is the later of the Policy Anniversary when the Insured is Age 75 or the 15th Policy Anniversary. Your Policy Specifications will show the earliest exercise date, and a range of Ages at which the Rider may be exercised. The Rider may not be exercised after the Insured reaches Age 100.
The exercise effective date will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider and all exercise requirements are met.

WITHDRAWALS, SURRENDERS AND LOANS

Premium payments, less Policy loans and withdrawals, must equal or exceed the minimum five-year premium. If enough cumulative premium has not been paid during the first five Policy Years to satisfy this requirement, we will send you a notice stating the amount of additional premium that must be paid to keep the Rider in effect. You will have at least 60 days after the mailing of the notice to pay additional premium to keep this Rider in effect. If we have not received the additional premium by that date, this Rider will terminate.
The Rider cannot be exercised prior to the earliest exercise date. You must send us a Written Request to exercise this Rider. To exercise the Rider, each of the following conditions must be true as of the exercise effective date:

•	The Rider is in effect.

•	The Death Benefit Option is Option A.

•	The Insured’s Age is within the range of Ages shown in the Overloan Protection Rider section of the Policy Specifications.

•	There must be sufficient Accumulated Value to cover the rider exercise charge as described below.

•	The Policy Debt is greater than the Face Amount, but less than 99.9% of the Accumulated Value after the charge for this Rider has been deducted from the Accumulated Value.

•	The sum of all withdrawals taken must be at least equal to the sum of all premiums paid, or the guideline level premium for the Policy must be greater than zero.

•	The Policy must not be a Modified Endowment Contract, and exercising this Rider must not cause the Policy to become a Modified Endowment Contract.

•	There are no Riders requiring charges after the exercise effective date, other than this Rider and any term insurance Rider on the Insured, and there must not be any change in term insurance Rider Face Amount scheduled to take effect after the exercise effective date.
On the exercise effective date, we:

1.	Transfer any Accumulated Value in the Investment Options into the Fixed LT Account. No transfer charge will be assessed for such transfer, nor will it count against, or be subject to, any transfer limitations that may be in effect.

2.	Deduct the charge for this Rider from your Policy’s Accumulated Value.
There is a one-time charge to exercise this Rider. The charge will not exceed the Accumulated Value multiplied by the overloan protection rate shown for the Insured’s Age at exercise in the Policy Specifications, as of the exercise effective date. There is no charge if the Rider is never exercised. After exercise of the Rider, and while it continues in effect, the minimum Death Benefit of the Policy will be the Death Benefit percentage multiplied by the greater of the Accumulated Value or the Policy Debt.
This Rider will terminate on the earliest of the following events:

•	You do not pay enough premium to meet the minimum five-year premium requirement;

•	The Policy terminates;

•	You make a Written Request to terminate this Rider; or

•	If, after the exercise effective date:

•	any premium is paid

•	any withdrawal is taken

•	any loan repayment is made, other than for loan interest due

•	any Policy benefit is changed or added at your request

•	any transfer among the Investment Options is done at your request.
If the Rider terminates after the exercise effective date and while the Policy is In Force, any amount by which the Policy Debt exceeds the Accumulated Value is due and payable to us.

Surrendering Your Policy
You can surrender or cash in your Policy at any time while the Insured is alive.
Here are some things you need to know about surrendering your Policy:

•	You must send us your Policy and a Written Request.

•	We’ll send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

•	If you surrender your Policy during the first 10 Policy Years, we’ll deduct a surrender charge.

•	Each Coverage Segment has a surrender charge based on the Face Amount of each Coverage Segment and the Age and Risk Class of the Insured on the date each Coverage Segment is effective. If you increase your Policy’s Face Amount, we’ll send you a supplemental schedule of benefits that shows the surrender charge associated with the increase.

•	The amount of the surrender charge does not change during the first Policy month from effective date of Coverage Segment. We reduce the charge by 0.8403% each month until it reaches zero at the end of 10 Policy Years.

•	There’s no surrender charge on any Coverage Segment after 10 Policy Years from the date the Coverage Segment is effective.

•	We guarantee the surrender charge rates will not increase.

•	If you decrease the Face Amount, the decrease will not affect your Policy’s surrender charge.

•	Please refer to the SAI for more information regarding calculation of the surrender charge.

GENERAL INFORMATION ABOUT YOUR POLICY
This section tells you some additional things you should know about your Policy.
Income Benefit
If you surrender or make a withdrawal from your Policy, you can use the money to buy an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.
The following is one income benefit available under the M’s Versatile Product Policy:

•	The income benefit is based on the life of the person receiving the income. If the Policy Owner is buying the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary buys the income benefit, monthly income will be based on the Beneficiary’s life.

•	We’ll pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

•	After 10 years, we’ll only pay the monthly income for as long as the person receiving it is still alive.

•	The minimum monthly income benefit calculated must be at least $100.

•	For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.
Substituting the Insured
Starting on your Policy’s first anniversary, you can apply to substitute the person Insured by your Policy. You must apply in writing and we must receive satisfactory evidence of insurability of the new insured. You can only add Riders on the new insured if we approve the addition of the Riders. We may charge you a fee of up to $100 when you request to substitute the Insured.
The substitution will become effective on the first Monthly Payment Date after we approve your request. We may have to adjust the Face Amount, Accumulated Value, surrender charge and Policy charges to reflect the substitution. If you substitute the person Insured by the policy, we’ll send you a revised schedule of benefits.
We can refuse your request to substitute if, among other reasons:

•	we would be required to end the Policy in order to comply with new Guideline Premium Limits under tax law

•	we would be required to make distributions from your Policy’s Accumulated Value that are greater than the Net Cash Surrender Value.
Paying the Death Benefit in the Case of Suicide
If the Insured, whether sane or insane, commits suicide within two years of the Policy Date, Death Benefit Proceeds will be the total of all premiums you’ve paid, less any Policy Debt and any withdrawals you’ve made.
If you’ve substituted the Insured and the new insured, whether sane or insane, commits suicide within two years of the day the substitution was made, we’ll calculate Death Benefit Proceeds differently. Death Benefit Proceeds will be limited to the Net Cash Surrender Value of your Policy as of the day the substitution was made, less any increase in any Policy Debt, any withdrawals you’ve made, and any dividends we’ve paid in cash, since the day the substitution was made.
Replacement of Life Insurance or Annuities
The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.
A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

•	lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

•	converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

•	amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

•	reissued with any reduction in cash value, or

•	pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

•	You will pay new acquisition costs;

•	You may have to submit to new medical examinations;

•	You may pay increased premiums because of the increased age or changed health of the insured;

•	Claims made in the early policy years may be contested;

•	You may have to pay surrender charges and/or income taxes on your current policy or contract values;

•	Your new policy or contract values may be subject to surrender charges; and

•	If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.
You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.
Policy Exchange
If your Policy is issued in Georgia or Maryland, you may exchange this Policy for a policy with benefits that do not vary with the investment results of a separate account. You must request this in writing within 18 months of your Policy Date and return the original Policy.
The new policy will have the same Owner, Beneficiary and Cash Surrender Value as those of your original Policy on the date of exchange. It will also have the same issue Age, Policy Date, Face Amount, benefits, Riders and underwriting class as the original Policy. However, if your Risk Class under this Policy is select nonsmoker and you exchange to a policy that does not have the select nonsmoker risk classification available, the new policy will be issued as a nonsmoker risk classification. Any Policy Debt will be carried over to the new policy. Evidence of insurability will not be required.
Errors on Your Application
If the Age or gender of the Insured is stated incorrectly on your application, the Death Benefit under your Policy will be the greater of the following:

•	the amount of Death Benefit that would be purchased by the most recent cost of insurance charge for the correct Age and gender or

•	the Guideline Minimum Death Benefit for the correct Age and gender.
We’ll adjust the Accumulated Value by recalculating all previous cost of insurance charges and other monthly deductions based on the correct Age and gender. If unisex cost of insurance rates apply to your Policy, we will not adjust the Face Amount if we discover that gender has been stated incorrectly on your application.
Contesting the Validity of Your Policy
We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insured, we generally lose the right to contest its validity.
We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insured, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.
We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insured, we generally lose the right to contest its validity.
We also have the right to contest the validity of a Policy if there has been a substitution of Insured. We can contest a Policy’s validity for two years from the day the substitution becomes effective. Once the substitution has been In Force for two years during the lifetime of the new insured, we generally lose the right to contest its validity.

GENERAL INFORMATION ABOUT YOUR POLICY

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to the Insured.
Assigning Your Policy as Collateral
You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.
Non-participating
This Policy will not share in any of our surplus earnings.

VARIABLE LIFE INSURANCE AND YOUR TAXES
The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.
The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.
We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.
We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.
The Policy as Life Insurance
Death benefits from a life insurance policy may be excluded from income under Section 101(a) of the Tax Code.
We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

•	In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds.

•	You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy.
Policy Features and Charges
The tax laws defining life insurance do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address:

•	substandard risk policies
•	policies with term insurance on the Insured
•	life insurance policies that continue coverage beyond Age 100, or other advanced ages.
The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.
Diversification rules and ownership of the Separate Account
Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.
For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. If a contract owner is treated as having control over the underlying assets, the contract owner will be taxed currently on income and gains from the account and in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.
For more information about diversification rules, please refer to the accompanying prospectus of the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.

VARIABLE LIFE INSURANCE AND YOUR TAXES

Policy Exchanges
Policy exchanges fall under Section 1035(a) of the Tax Code.
If you exchange your Policy for another one that insures the same person, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If the person insured by the policy is changed, the exchange will be treated as a taxable exchange.
Change of Ownership
You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way.
Corporate or Employer Owners
There are special tax issues for corporate Owners:

•	Section 101(j) of the Internal Revenue Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Internal Revenue Code Section 101(j) are met.
•	Using your Policy to fund deferred compensation arrangements for employees has special tax consequences.

•	Section 59A of the Tax Code deals with the environmental tax. Corporate ownership of a Policy may affect your liability under the alternative minimum tax and the environmental tax.
Please consult your tax adviser for these and other special rules for employer-involved Policies.
Modified Endowment Contracts
Section 7702A of the Tax Code defines conventional life insurance policies. It also defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.
When a Policy becomes a Modified Endowment Contract
A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An example
For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

•	$1,000 in the first year

•	$2,000 through the first two years

•	$3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.
Taxation of Distributions
Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

CONVENTIONAL LIFE INSURANCE POLICY	MODIFIED ENDOWMENT CONTRACT

Surrendering your Policy

Proceeds are taxed to the extent of the income[1] in your Policy.	Proceeds are taxed to the extent of the income in your Policy.

Making a withdrawal

If you make a withdrawal after your Policy has been In Force for 15 years, you’ll only be taxed on the amount you withdraw that exceeds the cost basis in the Policy.	You will be taxed on the amount of the withdrawal that’s considered income, including all previously non-taxed gains.
Special rules apply if you make a withdrawal within the first 15 Policy Years. You may be taxed on all or a portion of the withdrawal amount, and there is a reduction in Policy benefits.

Taking out a loan

You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

[1]	Income is the difference between the Cash Surrender Value and the cost basis in your Policy. The cost basis in your Policy is generally the premiums you’ve paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.
All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax.
10% penalty tax on Modified Endowment Contracts
If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

•	you’re at least 59 1/2 years old

•	you’re receiving an amount because you’ve become disabled

•	you’re receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.
Distributions before a Policy becomes a Modified Endowment Contract
If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.
Loans and corporate-owned policies
If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.
Federal Estate Taxes
The current federal estate tax law provides, among other things, for reductions in federal estate tax rates, increases in the exemption amount, and a “repeal” of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. In addition, there are legislative proposals that would further affect the estate tax. If you are considering the purchase of the Policy to help pay federal estate taxes at death, consult with your tax advisor.

VARIABLE LIFE INSURANCE AND YOUR TAXES

Policy Riders
Accelerated Living Benefits Rider
If you exercise an Accelerated Living Benefit Rider, the amounts received under this Rider should be generally excluded from taxable income under Section 101(g) of the Tax Code.
However, benefits under the Rider will be taxed if they are paid to someone other than the Insured, and the Insured:

•	is a director, officer or employee of the person receiving the benefit, or

•	has a financial interest in a business of the person receiving the benefit.
In some cases, there may be a question as to whether a life insurance policy that has an Accelerated Living Benefit Rider can meet technical aspects of the definition of “life insurance contract” under the Tax Code. We may reserve the right, but are not obligated, to modify the Rider to conform under Tax Code requirements.
Please consult with your tax adviser if you want to exercise your rights under this Rider.

ABOUT PACIFIC LIFE
Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, broker-dealer operations, and investment and advisory services. At the end of 2007, we had $207.5 billion of individual life insurance in force and total admitted assets of approximately $96.6 billion.
We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our executive office is at 700 Newport Center Drive, Newport Beach, California 92660.
How Our Accounts Work
We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you’ve chosen.
General Account
Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options. The rate is reset annually. The Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We’ll credit the guaranteed rate even if the investments we make earn less. Our ability to pay these guarantees is backed by our strength as a company. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.
The Fixed Options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the Fixed Options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the Fixed Options.
Separate Account
Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors.
The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a designated portfolio of the Pacific Select Fund, the M Fund, the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the MFS Variable Insurance Trust, the Premier VIT, the T. Rowe Price Equity Series, Inc. or the Van Eck World Insurance Trust. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.
We’re the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our General Account. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.
We cannot charge the assets in the Separate Account attributable to our reserves and other liabilities under the policies funded by the Separate Account with any liabilities from our other business.
Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.
Making changes to the Separate Account
We can add, change or remove any securities that the Separate Account or any Variable Account holds or buys, as long as we comply with the laws that apply.
We can substitute shares of one portfolio with shares of another portfolio or Fund if:

•	any portfolio is no longer available for investment; or

•	our management believes that a portfolio is no longer appropriate in view of the purposes of the Policy.

ABOUT PACIFIC LIFE

We’ll give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We’ll comply with the filing or other procedures established by insurance regulators as required by law.
We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new portfolio of the Funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.
We can add new Variable Accounts when we believe that it’s warranted by marketing needs or investment conditions. We’ll decide on what basis we’ll make new Variable Accounts available to existing Policy Owners.
We can also eliminate any of our Variable Accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any Variable Account.
If we make any changes to Variable Accounts or substitution of securities, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.
If we believe it’s in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

•	register or deregister the Separate Account under securities law

•	combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts

•	combine one or more Variable Accounts

•	create a committee, board or other group to manage the Separate Account

•	change the classification of any Variable Account.
Taxes we pay
We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.
We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.
Voting Rights
We’re the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.
Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.
We’ll send you documents from the Fund called proxy materials. They include information about the items you’ll be voting on and forms for you to give us your instructions. We’ll vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by the Separate Account for which we’ve received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions. As a result of proportional voting, the votes cast by a small number of variable contract owners may determine the outcome of a vote.
We’ll vote shares of any portfolio we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We’ll vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.
If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

•	would change a portfolio’s investment objective or subclassification

•	would approve or disapprove an investment advisory contract.
We may disregard voting instructions on a change initiated by Policy Owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

•	our disapproval is reasonable

•	we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.
If we disregard any voting instructions, we’ll include a summary of the action we took and our reasons for it in the next report to Policy Owners.
Distribution Arrangements
Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.
We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their registered representatives who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual registered representative who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.
We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.
Additional Compensation and Revenue Sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market the Policies.
These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.
The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this Policy over other investment options available in the marketplace. You may ask your registered representative about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.
We may agree to reduce or waive some or all of the Policy charges and/or credit additional amounts under our Policies, for a Policy sold to an eligible person. An eligible person meets criteria established by us, and may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, trustees of Pacific Funds, and immediate family members of such persons. We will credit additional amounts to Policies owned by eligible persons if such Policies are purchased directly through PSD. Under such circumstances, eligible persons will not be afforded the benefit of services of any other broker/

ABOUT PACIFIC LIFE

dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible persons must contact us directly with servicing questions, Policy changes and other matters relating to their Policies. The amount credited to Policies owned by eligible persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible person’s Policy after the Free Look Transfer Date has occurred, or, if premiums are paid using the monthly Electronic Funds Transfer plan, on the first Policy Anniversary.
Portfolio managers of the underlying portfolios available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.
Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.
Service Arrangements
We or our affiliates have entered into services agreements in connection with some of the Funds and their investment advisers, subadvisers, distributors and/or their affiliates, and may receive compensation for providing certain services including, but not limited to, customer and support services. Unless otherwise noted, fees for these services are paid monthly and are based on the average daily net assets of shares of each Fund held by the separate accounts and purchased by us at the Policy Owner’s instructions. Because Pacific Life or its affiliates receive the fees described below, Pacific Life or its affiliates may be subject to competing interests in making these Funds available as Investment Options under the contracts.
BlackRock Distributors, Inc., principal underwriter of shares of BlackRock Variable Series Funds, pays us, on a quarterly basis, at the annual rate of 0.25% of the average daily net assets of Class III shares of BlackRock Variable Series Funds held by our separate accounts. Fidelity Distributors Corporation (FDC), principal underwriter of shares of Fidelity VIP Funds, pays us at the annual rate of 0.25% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts. In addition, FDC pays us, on a quarterly basis, at the annual rate of 0.10% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts where the aggregate dollar value of the shares is equal to or less than $350,000,000 during the quarter, plus the annual rate of 0.15% of the average aggregate net assets in excess of $350,000,000 during the quarter. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), transfer agent for Fidelity VIP Funds, pays us, on a quarterly basis, at the annual rate of 0.05% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts. Fees paid to us by FIIOC will not exceed $1,000,000 for any calendar quarter. Janus Capital Management LLC, the investment adviser for Janus Aspen Series, pays us at the annual rate of 0.20% of the average monthly value of the Service Class shares of Janus Aspen Series held by our separate accounts. In addition, Janus Distributors LLC, distributor for Janus Aspen Series, pays us at an annual rate of up to 0.25% of the average aggregate monthly value of the Service Class shares of Janus Aspen Series held in our separate accounts. Lazard Asset Management Securities LLC, principal underwriter for the Lazard Retirement Series, Inc., pays us, on a monthly basis, at the annual rate of 0.35% of the average aggregate daily net value of the first $150,000,000 of shares of the Lazard Retirement Series, Inc. portfolios held in our separate accounts, plus the annual rate of 0.40% of the average aggregate daily net value of shares in excess of $150,000,000 held in our separate accounts. Legg Mason Investor Services, LLC, the distributor for Legg Mason Partners Variable Equity Trust, pays us, on a quarterly basis, at the annual rate of 0.35% of the average daily net value of the first $250,000,000 of shares of each portfolio of the Legg Mason Partners Variable Equity Trust held in our separate accounts, plus the annual rate of 0.40% of the average daily net value of shares of each Legg Mason Partners Variable Equity Trust portfolio in excess of $250,000,000 held in our separate accounts. Massachusetts Financial Services Company, the investment adviser to MFS Variable Insurance Trust, pays us, on a quarterly basis, at the annual rate of 0.25% of the aggregate net assets of the Service Class shares of the MFS Variable Insurance Trust held by our separate accounts. OpCap Advisors LLC, the investment adviser for Premier VIT, pays us a quarterly amount that is equal on an annual basis to 0.25% of the average daily net assets on the first $25,000,000 of shares of the Premier VIT held by our separate accounts, plus 0.35% of the average daily net assets of the Premier VIT in excess of $25,000,000 held by our separate accounts. T. Rowe Price Associates, Inc., the investment adviser for T. Rowe Price Equity Series Inc., pays us each month at the annual rate 0.15% of the average aggregate net assets of Class II shares of T. Rowe Price Equity Series, Inc. held by our separate accounts where the aggregate dollar value of the shares exceeds $25,000,000 at all times during that month, and increases to 0.25% of the average aggregate net assets where the aggregate dollar value of the shares exceeds $250,000,000 at all times during that month. In addition, T. Rowe Price Investment Services, Inc., distributor for T. Rowe Price Equity Series Inc., pays us, on a monthly basis, at the annual rate of 0.25% of the average aggregate net asset value of the T. Rowe Price Equity Series, Inc. Class II shares held by our separate accounts. Van Eck Securities Corporation, distributor for Van Eck Worldwide Insurance Trust, pays us an annual rate of 0.35% of the average daily net assets of Van Eck Worldwide Insurance Trust held by our separate accounts.

PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of premiums up to $1.5 billion, 0.14% of premiums on next $1.5 billion and 0.10% of premiums made in excess, attributable to the Master Funds for certain marketing assistance.
Illustrations
We will provide you with Illustrations based on different sets of assumptions upon your request.

•	Illustrations based on information you give us about the Age of the person to be insured by the Policy, their Risk Class, the Face Amount, the Death Benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the portfolio of the Fund in which the Variable Account invests.

•	Illustrations that use a hypothetical gross rate of return up to 12% are available. Illustrations that use a hypothetical gross rate of return greater than 12% are available only to certain large institutional investors.
You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.
Lost Policy
If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/Duplicate Policy Request Form.
Audits of Premiums/loans
You may request us to run a report of premium payments you’ve made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.
Risk Class Change
If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance, mortality and expense risk face amount and surrender charge charges, and may also change the rates on any Riders on your Policy which base charges on Risk Class. We may charge you a fee of $100 at the time you request us to change your Risk Class.
State Regulation
On September 1, 2005, Pacific Life redomesticated to Nebraska. We’re subject to the laws of the state of Nebraska governing insurance companies and to regulations issued by the Commissioner of Insurance of Nebraska. In addition, we’re subject to the insurance laws and regulations of the other states and jurisdictions in which we’re licensed or may become licensed to operate.
An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Nebraska and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.
Legal Proceedings and Legal Matters
Pacific Life, the Separate Account, and PSD are not involved in any legal proceedings that would have a material effect on Policy Owners.
Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the Policies, and matters relating to federal securities laws and federal income tax laws have been passed upon by our counsel.

ABOUT PACIFIC LIFE

Registration Statement
We’ve filed a registration statement with the SEC for M’s Versatile Product, under the Securities Act of 1933. The SEC’s rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC’s office in Washington, D.C. They may charge you a fee.
Financial Statements
The statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2007, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented are contained in the SAI.
The consolidated statements of financial condition of Pacific Life Insurance Company as of December 31, 2007 and 2006 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007 are contained in the SAI.

APPENDIX A – DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

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APPENDIX B – PORTFOLIO OPTIMIZATION MODELS UNTIL MAY 2, 2008
If you select a portfolio optimization model, until May 2, 2008, your Net Premium payments or Accumulated Value, as applicable, will be allocated to the Investment Options according to the model you select as indicated in the chart below. On May 2, 2008, we will automatically update your model to the portfolio optimization model allocations shown under How Premiums Work: Allocating Your Premiums in this prospectus.

Model A Conservative	Model B Moderate-Conservative	Model C Moderate	Model D Moderate-Aggressive	Model E Aggressive

Investor Profile

You are looking for a relatively stable investment and do not tolerate short- term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Time Horizon < --------------------------------------------------------------------------------- > Longer Investment Time Horizon Investor Objective

Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.

		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < ------------------------------------------------------------------------------------- > Higher Risk Asset Class Target Exposure

	Model A	Model B	Model C	Model D	Model E

Cash	6%	3%	4%	4%	4%

Bonds	71	53	35	17	—

Domestic Stocks	18	32	44	56	66

International Stocks	5	12	17	23	30

Portfolio Optimization Model Target Allocations as of May 4, 2007

	Model A	Model B	Model C	Model D	Model E

Small-Cap Growth	—	1%	1%	2%	3%

International Value	3%	6	6	9	11

International Small-Cap	—	2	2	3	4

Equity Index	—	—	2	2	2

Small-Cap Index	—	—	2	2	6

Diversified Research	2	3	3	3	3

American Funds® Growth-Income	—	—	4	5	7

American Funds® Growth	—	2	2	4	5

Large-Cap Value	4	5	6	6	7

Short Duration Bond	11	8	4	2	—

Floating Rate Loan	8	5	3	—	—

Diversified Bond	14	10	6	3	—

Growth LT	—	—	2	3	3

Mid-Cap Value	5	6	8	12	11

Large-Cap Growth	—	—	2	2	2

International Large-Cap	2	3	5	7	10

Small-Cap Value	—	2	2	—	—

Main Street® Core	5	7	5	5	3

Emerging Markets	—	—	3	4	5

Managed Bond	19	15	11	4	—

Inflation Managed	18	14	11	8	—

Money Market	2	—	—	—	—

High Yield Bond	4	3	2	—	—

Comstock	3	6	6	6	8

Mid-Cap Growth	—	2	2	3	3

Real Estate	—	—	—	3	5

Small-Cap Equity	—	—	—	2	2

Less Volatile < ---------------------------------------------------------------- > More Volatile

B-1

M’S VERSATILE
PRODUCT® VI
WHERE TO GO FOR MORE INFORMATION

The M’s Versatile Product variable life insurance policy is underwritten by Pacific Life Insurance Company.

You’ll find more information about the Policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2008. The SAI has been filed with the SEC and is considered to be part of this prospectus because it’s incorporated by reference.
You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.
If you ask us, we’ll provide you with Illustrations of Policy benefits based on different sets of assumptions. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103
1-800-800-7681
5 a.m. through 5 p.m. Pacific time
www.Pacificlife.com
We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at:
1-866-398-0467
PREMIUM PAYMENTS
Unless you receive premium notices via listbill, send premiums (other than initial premium) to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

How to Contact the SEC

You can also find reports and other information about the Policy and Separate Account from the SEC. The SEC may charge you a fee for this information.
Public Reference Section of the Commission
100 “F” Street NE
Washington, D.C. 20549
202-551-8090
Internet: www.sec.gov

FINRA Public Disclosure Program

FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the Public Disclosure program may be obtained from FINRA. The FINRA Public Disclosure hotline number is (800) 289-9999. FINRA does not charge a fee for the Public Disclosure program services.

SEC file number 811-05563
333-61135

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2008
M’S VERSATILE PRODUCT®
PACIFIC SELECT EXEC SEPARATE ACCOUNT

M’s Versatile Product is a variable life insurance policy offered by Pacific Life Insurance Company.
This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2008, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103
1-800-800-7681

i

MORE ON THE OPTIONAL RIDERS
There are nine optional Riders that provide extra benefits. Ask your registered representative for additional information about the Riders available with the Policy. Samples of the provisions for the extra optional benefits are available from us upon Written Request.
Accelerated Living Benefits Rider
Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states). We refer to this amount as the accelerated benefit. If you have Policy Debt, we will reduce the accelerated benefit proceeds payable to repay a portion of the loan. We may also deduct an administrative fee of $150 from your accelerated benefit.
You may choose to receive the accelerated benefit either in a lump sum or any other payment plan available at the time of payment. We will pay the benefit only once per Insured.
Payment of the accelerated benefit will reduce the Death Benefit under your Policy and any Riders used in calculating the available accelerated benefit. It will also reduce any Policy Debt.
Benefits received under this Rider may be taxable, and may impact your eligibility for Medicaid or other government benefits. Please consult your tax adviser if you want to exercise your rights under this Rider.
You may purchase this Rider at Policy issue or any time while the Policy is In Force. The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when an accelerated benefit is paid under this Rider.
Accidental Death Rider
Provides additional insurance coverage when we receive proof that the Insured’s death results directly and independently of all other causes from bodily injuries accidentally sustained, subject to the Rider’s provisions. Death must occur within 120 days of injuries and while the Rider was in effect. You may purchase the Rider at Policy issue for an Insured between Age 5 through 65, subject to satisfactory evidence of insurability. The monthly charge will be shown in your Policy Specifications.
The Rider terminates on the earliest of your Written Request, on lapse or termination of the Policy, or when the Insured reaches Age 70.
Accounting Benefit Rider
Provides additional death benefit protection on the Insured in combination with the Face Amount of the Policy. You may purchase the Rider at Policy issue or any time while the Policy is In Force. The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit option you choose on the Policy plus the Face Amount of the Rider, or 2) the Guideline Minimum Death Benefit under the Death Benefit Qualification Test you’ve chosen.
The guaranteed monthly cost of insurance rate and monthly M&E Risk Face Amount charge will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.
You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and M&E Risk Face Amount charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent

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increase, if any, and then against successively earlier increases, if any, and finally against the original Accounting Benefit Rider Face Amount.
The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy.
Annual Renewable Term Rider
Provides term insurance on the Insured and is renewable annually until the Policy terminates. The Rider is available for Insureds Age 80 or younger at the time of Rider issue. You may purchase the Rider at Policy issue or any time while the Policy is In Force, subject to satisfactory evidence of insurability. The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit Option you choose on the Policy plus the Face Amount of the Rider, or 2) the Guideline Minimum Death Benefit under the Death Benefit Qualification Test you’ve chosen. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.
The guaranteed monthly cost of insurance rate and monthly M&E Risk Face Amount charge will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates. The current charge for the M&E expense risk Face Amount charge is $0.
You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and M&E Risk Face Amount charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. You must send a Written Request if you wish to decrease the Face Amount of this Rider. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Annual Renewable Term Rider Face Amount.
The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy.
Annual Renewable and Convertible Term Rider
Provides annual renewable term insurance on any member of the Insured’s immediate family who is Age 80 or younger at the time the Rider is issued. You may purchase the Rider at Policy issue or any time while the Policy is In Force. We refer to each person insured under the Rider as a covered person. You have the flexibility to delete a covered person from the Rider, or, with satisfactory evidence of insurability, you may add a covered person. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any such addition of a covered person. If you add a covered person at time of Policy issue and the Face Amount of the Rider is greater than $100,000, we may assess a $100 underwriting charge prior to underwriting.
At any time while the Rider is in effect and before any covered person reaches Age 65, you may convert the Rider to a whole life or any higher premium plan we regularly issue at the time of the conversion. The Rider may also be converted during the first two years it is in effect, regardless of the covered person’s Age. If you convert the Rider, a new Policy will be issued on the covered person and coverage under the Rider will terminate.
The guaranteed monthly cost of insurance rates for each covered person will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.
The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when the last covered person reaches Age 100.

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Children’s Term Rider
Provides term insurance until Age 25 on any child of the Insured, including a natural child, step-child or adopted child. To be eligible for coverage, the Insured must be Age 55 or younger, and the child must be Age 21 or younger at Policy issue and named in the application for this Rider or born or adopted thereafter. Newborn children are covered from 14 days of age. The term insurance under the Rider may be converted for a new policy on each child on the earlier of the child’s 25th birthday or the date the Insured becomes Age 65, as long as the child is still living. If the Insured dies before the conversion date, the term insurance on each child will become paid-up and a separate policy for the paid-up insurance will be issued with the child as owner. For each child, if you convert the Rider, or if paid-up insurance is issued, coverage for that child under the Rider will terminate. The monthly charge will be shown in your Policy Specifications.
Disability Benefit Rider
Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability as stated in the Rider provisions, until he or she reaches Age 65. You may purchase the Rider only at Policy issue. The monthly charge for the Rider appears in your Policy Specifications.
This Rider is not available if you select a Waiver of Charges Rider.
The Rider will terminate on the earliest of your Written Request, on termination of this Policy, or when the Insured becomes Age 60.
Guaranteed Insurability Rider
Gives the right to buy additional insurance on the life of the Insured on specified dates without proof of insurability. The Rider is available for an Insured who is not in a substandard Risk Class and is Age 37 or younger when the Policy is issued. Subject to certain conditions, you may have some flexibility to change the option dates.
Charges and option dates for this Rider appear in your Policy Specifications. To add the additional insurance, we must receive your Written Request within 31 days of the option date for that additional coverage. The increase in Face Amount will take effect on the option date if the Insured is then living. Any option not exercised on its option date will expire.
The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or 31 days after the last option date.
Waiver of Charges Rider
Waives any monthly cost of insurance charges, administrative charges and M&E Risk Face Amount charges for the Policy, and any monthly cost of any Rider benefits which fall due while the Insured is totally disabled, under the provisions of the Rider. We will not waive any charges that are due more than one year before we receive proof of total disability, or which fall due before the Insured’s Age 5. The monthly charge for the Rider appears in your Policy Specifications.
The Rider is available for Insureds Age 55 or younger who are not in a substandard Risk Class. You may purchase the Rider at Policy issue or any time while the Policy is In Force. If you request to purchase the Rider after your Policy is issued, we may charge you an underwriting service fee of $100 at the time of your request. If regular evidence of insurability for new life insurance is being submitted, no additional evidence of insurability for a Waiver of Charges Rider is usually needed. If you apply for an increase in Face Amount under an insurability option or conversion option, and if the Waiver of Charges Rider was included in the original coverage, the evidence needed to include the Waiver of Charges Rider on the new insurance is a statement that the Insured is not totally disabled. Except as stated above, satisfactory evidence of insurability is required.
This Rider is not available if you select a Disability Benefit Rider.

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The Rider will terminate (without affecting any claim for disability occurring before such termination) on the earliest of your Written Request, on lapse or termination of this Policy, or when the Insured reaches Age 60.
PREMIUM LIMITATIONS
Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.
Guideline Premium Limit
If you’ve chosen the Guideline Premium Test as your Death Benefit Qualification Test, the total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.
We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you’ve exceeded your Guideline Premium Limit, we may remove all or part of a premium you’ve paid from your Policy as of the day we applied it, and return it to you. We’ll adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.
Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.
Modified Endowment Contract
A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You’ll find a detailed discussion of Modified Endowment Contracts in Variable Life Insurance and Your Taxes in the prospectus.
Unless you’ve told us in writing that you want your Policy to become a Modified Endowment Contract, we’ll remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We’ll also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your Policy Anniversary, we’ll hold it and apply it to your Policy on the Policy Anniversary.
In both of these situations, if we remove an excess premium from your Policy, we’ll return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we’re returning to you.
If we do not return the premium amount to you within that time, we’ll increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it’s always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we’ll adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.
Increasing the Net Amount At Risk
An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the Insured.

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TRANSFER SERVICES
You may only participate in one transfer service at any time.
Dollar Cost Averaging
Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	You must have at least $5,000 in a Variable Investment Option to start the service.
•	We’ll automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you’ve selected.
•	We’ll process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen. We will not make the first transfer until after the Free Look Transfer Date in states that require us to return your premiums if you exercise your Free Look Right.
•	We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.
•	We have the right to discontinue, modify or suspend the service at any time.
•	We’ll keep making transfers at the intervals you’ve chosen until one of the following happens:

•	the total amount you’ve asked us to transfer has been transferred
•	there is no more Accumulated Value in the Investment Option you’re transferring from
•	your Policy enters the grace period and is in danger of lapsing
•	we receive your Written Request to cancel the service
•	we discontinue the service.
Portfolio Rebalancing
The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You enroll in the service by sending us a Written Request or a completed Automatic Rebalancing Form. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

•	Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you chose.

•	We will not make the first transfer until after the Free Look Transfer Date, if your Policy was issued in a state that requires us to return your premiums if you exercise your Free Look Right.

•	If you cancel this service, you must wait 30 days to begin it again.
•	We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.
•	We can discontinue, suspend or change the service at any time.

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First Year Transfer
Our first year transfer service allows you to make monthly transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first 12 Policy months from the date your initial premium is applied to your Policy. Here’s how the service works:

•	You enroll in the service when you apply for your Policy and include specific details on your application.
•	You choose a regular amount to be transferred every month for 12 months.

•	Transfers under the first year transfer service take place on your Policy’s Monthly Payment Date, starting on the first Monthly Payment Date following the Free Look Transfer Date.

•	If you sign up for this service, we’ll waive the usual transfer limit for the Fixed Account during the first 12 Policy months from the date your initial premium is applied to your Policy.

•	If we make the last transfer during the second Policy Year, we will not count it toward the usual one transfer per year limit for the Fixed Account.
•	If the Accumulated Value in the Fixed Account is less than the amount to be transferred, we’ll transfer the balance and then cancel the service.

•	If there is Accumulated Value remaining in the Fixed Account at the end of the service, the transfer limitations for the Fixed Account will apply.

•	We do not charge for the first year transfer service, and we do not currently charge for transfers made under this service.
WITHDRAWAL FEATURES
Automated Income Option
Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here’s how the program works:

•	You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.

•	You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.

•	You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.
•	If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.

•	The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.
Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.
We will complete an AIO agreement form, and send it and the Illustration to your registered representative for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

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Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.
Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.
The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

•	If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.
•	If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.
After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.
We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.
Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.
You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.
MORE ON POLICY CHARGES
How We Calculate the Surrender Charge
If you surrender your Policy, a surrender charge may be assessed against your Policy’s Accumulated Value. It is based on the Age and Risk Class of the Insured, as well as the Death Benefit Option you choose, for each $1,000 of Coverage Segment on the date the Coverage Segment is effective.
The amount of the surrender charge does not change during the first Policy month. We reduce the charge by 0.8403% each month until it reaches zero at the end of 10 Policy Years.
The most we will assess on any surrendered Coverage Segment is $5.71 per $1,000 of Face Amount.
Please refer to your Policy and any supplemental schedule of benefits for your Policy’s surrender charge.

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An example
For a Policy:

•	that insures a male non-smoker who is Age 45 when the Policy is issued
•	with an initial Face Amount of $350,000

For Death Benefit Option A
	and Option C,	For Death Benefit Option B,
	the surrender charge is:	the surrender charge is:

At issue	$724.50 (($350,000 ÷ $1,000) × 2.07)	$1,029.00 (($350,000 ÷ $1,000) × 2.94)
End of seventh Policy Year	$219.19 ($724.50 - ($724.50 × .8403% × 83 months))	$311.32 ($1,029.00 - ($1,029.00 × .8403% × 83 months))

Underwriting Methods
We normally use the medical or paramedical method to assign underwriting or insurance Risk Classes, which may require a medical examination. We offer two additional forms of underwriting for executive and employee groups that meet specified multi-life guidelines.
Guaranteed issue may be available where an employer-employee relationship exists and where at least 10 lives will be insured. To be eligible, prospective Insureds must be employed in an occupation or industry we consider an acceptable risk, must be full time employees or executives, and must be actively at work on a continuous basis during the 3-month period preceding application for insurance. Maximum Age for an Insured at Policy issue is usually 65, but may be increased to Age 70 if representing less than 5% of the group of Insureds. Cost of insurance rates distinguish between executive only groups and all-employee groups, instead of on individual underwriting information.
Simplified issue may be offered where the group does not qualify for guaranteed issue. Simplified issue is a process of limited underwriting using a short form application that includes health and avocation questions to be completed by each prospective Insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination. Simplified issue is available to executives only, under similar criteria as guaranteed issue, except for lower participation levels and generally higher death benefits permitted per life. Cost of insurance rates are based on both individual underwriting information and executive class experience.
The current cost of insurance rates are generally higher for Policies issued under the guaranteed issue or simplified issue underwriting methods than for Policies issued under the fully underwritten medical or paramedical underwriting method. Guaranteed cost of insurance charges are not affected.
The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the Age, gender and Risk Class of the Insured unless unisex rates are required.
Ask your registered representative for more detailed information regarding the minimum Face Amount and other requirements for these underwriting methods.
Increases in Face Amount
Net Premiums you pay are allocated to the Accumulated Value in your base Policy and any charges, withdrawals and distributions are subtracted from that Accumulated Value. If you elect Death Benefit Option C, your Death Benefit on the base Policy is your base Policy’s Face Amount plus any premium payments you make and less any withdrawals and distributions.

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If you increase the Face Amount of your base Policy, add an Annual Renewable Term Rider and/or Accounting Benefit Rider, and/or increase the Face Amount of such a Rider, we do not change the above allocations. Instead, to determine the cost of insurance charge on each Coverage Segment, as described in the prospectus under Your Policy’s Accumulated Value, we discount the total Death Benefit for all Coverage Segments that would have been payable at the beginning of the Policy month and subtract the Accumulated Value in the base Policy at the beginning of the month before the monthly charge is due to determine the total discounted Net Amount At Risk for all Coverage Segments. We then prorate the Net Amount At Risk for each Coverage Segment in the same proportion that the Face Amount of each Coverage Segment bears to the total Face Amount for all Coverage Segments. The discounted Net Amount At Risk for each Coverage Segment is multiplied by the current COI rate for that Coverage Segment.
MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES
This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.
We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.
We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section Variable Life Insurance and Your Taxes or tax consequences that relate directly or indirectly to life insurance policies.
Mortality and Expense Charges
The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.
The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.
Investor Control
For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.
The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at

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various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.
With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.
The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the contract owner.
Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.
Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other variable contracts. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.
Comparison to Taxable Investments
With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain “qualifying dividends” on corporate stock. These rate reductions do not apply to corporate taxpayers. A taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.
These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock has been reduced.
MORE ON PACIFIC LIFE AND THE POLICIES
How We’re Organized
Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.
Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in

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Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.
Distribution Arrangements
Pacific Select Distributors, Inc. (PSD), our subsidiary, acts as the distributor of the Policies and offers the Policies on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Policies. The aggregate amount of underwriting commissions paid to PSD with regard to this policy in 2007, 2006 and 2005 was $7,880,492.01, $8,479,853.02 and $10,129,491.21 respectively, of which $0 was retained.
PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

•	85% of premiums paid up to the first target premium
•	32% of premiums paid up to the second target premium
•	7.5% of the premiums paid under targets 3-10
•	3% of premiums paid in excess of the 10th target premium.
A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insureds on the Policy Date, and the gender (unless unisex rates are required) and Risk Class of the Insureds. A Policy’s target premium will usually be less than, but generally does not exceed 105% of, the Policy’s guideline level premiums. Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that shows you the guideline single premium and guideline level premiums.
Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your registered representative and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.
PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.40% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.
In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The additional cash compensation based on premium payments generally does not exceed 15% of first target premium and 2% of premiums paid thereafter. Such additional compensation may give Pacific Life greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.
As of December 31, 2007, the following firms have arrangements in effect with PSD pursuant to which the firm is entitled to receive a revenue sharing payment: American International Group, Advantage Capital Corporation, American General Securities Inc., Axa Advisors LLC, Associated Securities, Benefit Funding Services, Commonwealth Financial Network, First Heartland Securities, First Financial Planners Securities,

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Financial Network Investment Corp., Financial Service Corp., Geneos Wealth Management, Linsco Private Ledger, Metropolitan Life, M Financial Holdings Inc., Multi Financial, Mutual Service Corp., Mutual Service Corp. of Texas, National Planning Corp., National Financial Partners & National Financial Partners Insurance Services Inc., Ogilvie Securities, Quantum Alliance Financial Corp., Raymond James & Assoc., Raymond James Financial Services, Inc., Royal Alliance, Securities America, Sentra Securities, Sunamerica Securities, United Planners, Walnut Street Securities, Waterstone Financial Group, Inc., and World Group Securities.
We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.
All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy over other investment options. You may ask your registered representative about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.
Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.
The Separate Account
The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors, and is now governed by the laws of the State of Nebraska as a result of Pacific Life’s redomestication to Nebraska on September 1, 2005. It’s registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.
The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.
Performance
Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.
Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.
Performance information is no guarantee of how a portfolio or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

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We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.
We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a portfolio has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the portfolio from the day the portfolio started operating.
Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.
Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.
We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.
In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria
•	the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration
•	various indices that are unmanaged.
Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.
Yields
The yield or total return of any Variable Account or portfolio does not reflect the deduction of Policy charges.
Money Market Variable Account
The “yield” (also called “current yield”) of the Money Market Variable Account is computed in accordance with a standard method prescribed by the SEC. The net change in the Variable Account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market Variable Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.
The formula for effective yield is: [(Base Period Return + 1)(To the power of 365/7)] - 1.
Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market portfolio are not included in the yield calculation.

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Other Variable Accounts
“Yield” of the other Variable Accounts is computed in accordance with a different standard method prescribed by the SEC. For each Variable Account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:	a	=	net investment income earned during the period by the underlying portfolio of the Variable Account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.
The Variable Accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the Fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the Variable Account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Variable Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.
Money Market portfolio
Current yield for the Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Money Market portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield: [(Base Period Return + 1)(To the power of 365/7)] - 1.
Other portfolios
Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:	a	=	dividends and interest earned during the period,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per share on the last day of the period.
Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a

14

period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.
Financial Statements
The next several pages contain the statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2007, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented.
These are followed by the consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2007 and 2006 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007, which are included in this SAI so you can assess our ability to meet our obligations under the Policies.
Experts
The consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2007 and 2006 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007 as well as the statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2007, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented as included in this SAI have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, independent auditors and independent registered public accounting firm, respectively, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors
Pacific Life Insurance Company:
     We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Pacific Select Exec Separate Account (the “Separate Account”) comprised of Small-Cap Growth (formerly Fasciano Small Equity), International Value, International Small-Cap, Equity Index, Small-Cap Index, Diversified Research, Equity, American Funds® Growth-Income, American Funds Growth, Large-Cap Value, Technology, Short Duration Bond, Floating Rate Loan, Diversified Bond, Growth LT, Focused 30, Health Sciences, Mid-Cap Value, Large-Cap Growth, International Large-Cap, Small-Cap Value, Multi-Strategy, Main Street® Core, Emerging Markets, Managed Bond, Inflation Managed, Money Market, High Yield Bond, Comstock, Mid-Cap Growth, Real Estate, Small-Cap Equity (formerly VN Small-Cap Value), Variable Account I, Variable Account II, Variable Account III, Variable Account V, BlackRock Basic Value V.I. Class III, BlackRock Global Allocation V.I. Class III, Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, International Growth Service Class, Risk-Managed Core Service Class, Mid Cap Growth Service Class, US Strategic Equity, Legg Mason Partners Variable Aggressive Growth — Class II, Legg Mason Partners Variable Mid Cap Core — Class II, MFS New Discovery Series Service Class, MFS Utilities Series Service Class, OpCap Small Cap, T. Rowe Price Blue Chip Growth — II, T. Rowe Price Equity Income — II, Van Eck Worldwide Hard Assets, ETF 2010, ETF 2015, ETF 2020, ETF 2025, ETF 2030, and ETF 2040+ Variable Accounts (collectively, the “Variable Accounts”) as of December 31, 2007, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2007, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Costa Mesa, California
February 29, 2008

SA-1

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Pacific Select Fund
Small-Cap Growth (1)	Small-Cap Growth (1)	3,802,572	$37,800,821	$50,586,558
International Value	International Value	16,681,167	244,194,753	305,888,298
International Small-Cap	International Small-Cap	2,229,716	23,652,315	23,781,568
Equity Index	Equity Index	16,401,630	458,033,998	551,923,748
Small-Cap Index	Small-Cap Index	19,660,996	261,306,317	268,559,695
Diversified Research	Diversified Research	5,273,696	62,898,189	71,202,853
Equity	Equity	2,227,294	43,020,572	49,367,159
American Funds® Growth-Income	American Funds Growth-Income	5,539,751	67,848,429	69,083,376
American Funds Growth	American Funds Growth	4,391,530	59,658,396	63,232,702
Large-Cap Value	Large-Cap Value	11,166,387	142,421,311	158,713,982
Technology	Technology	2,960,794	19,195,983	22,697,331
Short Duration Bond	Short Duration Bond	4,745,145	45,995,883	45,784,332
Floating Rate Loan (2)	Floating Rate Loan	1,004,302	9,836,961	9,449,518
Diversified Bond	Diversified Bond	2,909,446	29,318,233	28,436,884
Growth LT	Growth LT	12,028,286	224,154,389	313,824,405
Focused 30	Focused 30	3,140,267	37,139,122	50,627,705
Health Sciences	Health Sciences	1,929,921	20,323,865	23,304,452
Mid-Cap Value	Mid-Cap Value	11,875,687	203,824,105	203,798,241
Large-Cap Growth	Large-Cap Growth	6,708,218	51,898,677	62,931,636
International Large-Cap	International Large-Cap	20,292,723	174,115,703	192,663,438
Small-Cap Value	Small-Cap Value	4,229,679	63,283,027	60,911,376
Multi-Strategy	Multi-Strategy	5,509,108	84,013,831	98,642,992
Main Street® Core	Main Street Core	6,870,045	131,751,325	171,459,391
Emerging Markets	Emerging Markets	8,480,767	135,142,425	177,769,592
Managed Bond	Managed Bond	36,504,170	406,507,591	413,635,176
Inflation Managed	Inflation Managed	15,529,645	181,379,579	176,308,963
Money Market	Money Market	23,101,077	233,164,222	232,852,644
High Yield Bond	High Yield Bond	11,678,057	79,763,491	76,816,611
Comstock	Comstock	8,156,511	86,248,219	83,377,630
Mid-Cap Growth	Mid-Cap Growth	6,649,902	59,827,066	70,025,262
Real Estate	Real Estate	4,216,491	89,893,173	91,656,834
Small-Cap Equity (3)	Small-Cap Equity (3)	892,493	11,205,089	11,413,844

	M Fund, Inc.
I	Brandes International Equity	6,431,559	118,383,689	118,662,256
II	Turner Core Growth	1,978,806	31,892,958	38,626,284
III	Frontier Capital Appreciation	2,048,766	51,868,688	50,686,469
V	Business Opportunity Value	2,023,916	25,022,060	24,509,619

	BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Class III	BlackRock Basic Value V.I. Class III	363,849	5,898,188	5,021,116
BlackRock Global Allocation V.I. Class III	BlackRock Global Allocation V.I. Class III	810,985	11,616,998	11,783,610

	Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Service Class 2	Fidelity VIP Contrafund® Service Class 2	2,075,247	64,322,234	56,986,283
Fidelity VIP Freedom Income Service Class 2 (2)	Fidelity VIP Freedom Income Service Class 2	1,063	11,997	11,458
Fidelity VIP Freedom 2010 Service Class 2 (2)	Fidelity VIP Freedom 2010 Service Class 2	7,053	87,532	84,073
Fidelity VIP Freedom 2015 Service Class 2 (2)	Fidelity VIP Freedom 2015 Service Class 2	27,534	350,531	337,562
Fidelity VIP Freedom 2020 Service Class 2 (2)	Fidelity VIP Freedom 2020 Service Class 2	7,447	96,093	93,827
Fidelity VIP Freedom 2025 Service Class 2 (2)	Fidelity VIP Freedom 2025 Service Class 2	190,373	2,505,580	2,413,927
Fidelity VIP Freedom 2030 Service Class 2 (2)	Fidelity VIP Freedom 2030 Service Class 2	10,495	145,243	136,332
Fidelity VIP Growth Service Class 2	Fidelity VIP Growth Service Class 2	79,647	3,219,671	3,556,222
Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Mid Cap Service Class 2	882,433	29,429,163	31,441,082
Fidelity VIP Value Strategies Service Class 2	Fidelity VIP Value Strategies Service Class 2	340,527	4,658,964	4,297,447

	Janus Aspen Series
International Growth Service Class (2)	Janus Aspen International Growth Service Class	160,802	9,906,585	10,373,346
Risk-Managed Core Service Class (2)	Janus Aspen INTECH Risk-Managed Core Service Class	11,878	158,883	157,855
Mid Cap Growth Service Class (2)	Janus Aspen Mid Cap Growth Service Class	23,483	873,878	914,666

	Lazard Retirement Series, Inc.
US Strategic Equity (2)	Lazard Retirement U.S. Strategic Equity	3,214	37,081	32,685

	Legg Mason Partners Variable Equity Trust
Legg Mason Partners Variable Aggressive Growth — Class II (2)	Legg Mason Partners Variable Aggressive Growth — Class II	4,856	81,226	79,104
Legg Mason Partners Variable Mid Cap Core — Class II (2)	Legg Mason Partners Variable Mid Cap Core — Class II	9,885	150,199	122,772

	MFS® Variable Insurance Trust
MFS New Discovery Series Service Class (2)	MFS New Discovery Series Service Class	13,113	216,914	213,868
MFS Utilities Series Service Class (2)	MFS Utilities Series Service Class	420,309	13,993,376	14,336,747

See Notes to Financial Statements	See explanation of references on SA-3

SA-2

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 2007

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Premier VIT
OpCap Small Cap (2)	OpCap Small Cap	4,800	$146,162	$140,107
	T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth — II	T. Rowe Price Blue Chip Growth — II	466,812	5,254,105	5,461,695
T. Rowe Price Equity Income — II	T. Rowe Price Equity Income — II	1,213,561	30,218,554	28,700,719
	Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets	Worldwide Hard Assets	1,530,013	48,087,787	63,021,216
	XTF Advisors Trust
ETF 2010 (2)	ETF 2010	7,562	75,367	74,938
ETF 2015 (2)	ETF 2015	8,589	88,091	85,629
ETF 2020 (2)	ETF 2020	35,447	354,910	350,566
ETF 2025 (2)	ETF 2025	34,604	343,796	345,351
ETF 2030 (2)	ETF 2030	57,090	581,783	561,770
ETF 2040+ (2)	ETF 2040+	29,044	285,864	282,885

(1)	Formerly named Fasciano Small Equity Variable Account and Fasciano Small Equity Portfolio.

(2)	Operations commenced during 2007 (See Note 1 to Financial Statements).

(3)	Formerly named VN Small-Cap Value Variable Account and VN Small-Cap Value Portfolio.

     American Funds is a registered trademark of American Funds Distributors, Inc., Main Street is a registered trademark of OppenheimerFunds, Inc., Fidelity and Contrafund are registered trademarks of FMR Corp., and MFS is a registered trademark of MFS Fund Distributors, Inc.
See Notes to Financial Statements

SA-3

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	Variable Accounts
	Small-Cap	International	International	Equity	Small-Cap	Diversified
	Growth (1)	Value	Small-Cap	Index	Index	Research	Equity

ASSETS
Investments in portfolios, at value	$50,586,558	$305,888,298	$23,781,568	$551,923,748	$268,559,695	$71,202,853	$49,367,159
Receivables:
Due from Pacific Life Insurance Company	50,734	123,590	53,062	271,352	242,726	99,269	54,685

Total Assets	50,637,292	306,011,888	23,834,630	552,195,100	268,802,421	71,302,122	49,421,844

LIABILITIES
Payables:
Fund shares purchased	50,719	123,549	53,054	271,325	242,726	99,256	54,685
Other	—	—	—	—	71	—	11

Total Liabilities	50,719	123,549	53,054	271,325	242,797	99,256	54,696

NET ASSETS	$50,586,573	$305,888,339	$23,781,576	$551,923,775	$268,559,624	$71,202,866	$49,367,148

Units Outstanding	3,236,389	8,793,719	2,202,534	9,701,628	14,234,769	4,824,065	3,445,626

Accumulation Unit Value	$15.63	$34.78	$10.80	$56.89	$18.87	$14.76	$14.33

Cost of Investments	$37,800,821	$244,194,753	$23,652,315	$458,033,998	$261,306,317	$62,898,189	$43,020,572

	American Funds	American Funds	Large-Cap		Short Duration	Floating	Diversified
	Growth-Income	Growth	Value	Technology	Bond	Rate Loan	Bond

ASSETS
Investments in portfolios, at value	$69,083,376	$63,232,702	$158,713,982	$22,697,331	$45,784,332	$9,449,518	$28,436,884
Receivables:
Due from Pacific Life Insurance Company	148,761	108,127	215,389	27,329	50,544	43,913	88,476

Total Assets	69,232,137	63,340,829	158,929,371	22,724,660	45,834,876	9,493,431	28,525,360

LIABILITIES
Payables:
Fund shares purchased	148,761	108,127	215,222	27,329	50,542	43,913	88,466
Other	3,004	74	—	14	—	—	—

Total Liabilities	151,765	108,201	215,222	27,343	50,542	43,913	88,466

NET ASSETS	$69,080,372	$63,232,628	$158,714,149	$22,697,317	$45,784,334	$9,449,518	$28,436,894

Units Outstanding	5,233,800	4,288,451	9,143,314	2,811,966	4,049,884	962,991	2,668,272

Accumulation Unit Value	$13.20	$14.74	$17.36	$8.07	$11.31	$9.81	$10.66

Cost of Investments	$67,848,429	$59,658,396	$142,421,311	$19,195,983	$45,995,883	$9,836,961	$29,318,233

	Growth	Focused	Health	Mid-Cap	Large-Cap	International	Small-Cap
	LT	30	Sciences	Value	Growth	Large-Cap	Value

ASSETS
Investments in portfolios, at value	$313,824,405	$50,627,705	$23,304,452	$203,798,241	$62,931,636	$192,663,438	$60,911,376
Receivables:
Due from Pacific Life Insurance Company	198,018	203,430	8	500,709	50,139	154,548	8
Fund shares redeemed	—	—	34,120	—	—	—	165,152

Total Assets	314,022,423	50,831,135	23,338,580	204,298,950	62,981,775	192,817,986	61,076,536

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	34,120	—	—	—	165,152
Fund shares purchased	197,986	203,417	—	500,709	50,085	154,548	—
Other	—	—	—	35	—	110	—

Total Liabilities	197,986	203,417	34,120	500,744	50,085	154,658	165,152

NET ASSETS	$313,824,437	$50,627,718	$23,304,460	$203,798,206	$62,931,690	$192,663,328	$60,911,384

Units Outstanding	6,242,947	3,080,715	1,525,560	8,230,390	6,937,338	15,067,071	2,748,103

Accumulation Unit Value	$50.27	$16.43	$15.28	$24.76	$9.07	$12.79	$22.16

Cost of Investments	$224,154,389	$37,139,122	$20,323,865	$203,824,105	$51,898,677	$174,115,703	$63,283,027

(1)	Formerly named Fasciano Small Equity Variable Account.
See Notes to Financial Statements

SA-4

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2007

	Variable Accounts
	Multi-	Main Street	Emerging	Managed	Inflation	Money	High Yield
	Strategy	Core	Markets	Bond	Managed	Market	Bond

ASSETS
Investments in portfolios, at value	$98,642,992	$171,459,391	$177,769,592	$413,635,176	$176,308,963	$232,852,644	$76,816,611
Receivables:
Due from Pacific Life Insurance Company	17	15	—	30,339	54,464	4,492,892	61,544
Fund shares redeemed	13,990	105,514	72,613	—	—	—	—

Total Assets	98,656,999	171,564,920	177,842,205	413,665,515	176,363,427	237,345,536	76,878,155

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	13,990	105,514	72,613	—	—	—	—
Fund shares purchased	—	—	—	30,286	54,464	4,492,892	61,541
Other	—	—	101	—	54	15	—

Total Liabilities	13,990	105,514	72,714	30,286	54,518	4,492,907	61,541

NET ASSETS	$98,643,009	$171,459,406	$177,769,491	$413,635,229	$176,308,909	$232,852,629	$76,816,614

Units Outstanding	1,891,715	3,102,111	5,417,715	9,776,620	4,204,544	10,196,175	1,924,183

Accumulation Unit Value	$52.14	$55.27	$32.81	$42.31	$41.93	$22.84	$39.92

Cost of Investments	$84,013,831	$131,751,325	$135,142,425	$406,507,591	$181,379,579	$233,164,222	$79,763,491

		Mid-Cap	Real	Small-Cap
	Comstock	Growth	Estate	Equity(1)	I	II	III

ASSETS
Investments in portfolios, at value	$83,377,630	$70,025,262	$91,656,834	$11,413,844	$118,662,256	$38,626,284	$50,686,469
Receivables:
Due from Pacific Life Insurance Company	168,401	93,155	273,317	16,260	47,874	2,923	46,889

Total Assets	83,546,031	70,118,417	91,930,151	11,430,104	118,710,130	38,629,207	50,733,358

LIABILITIES
Payables:
Fund shares purchased	168,368	93,155	273,303	16,258	47,874	2,920	46,889
Other	—	26	—	—	2	—	—

Total Liabilities	168,368	93,181	273,303	16,258	47,876	2,920	46,889

NET ASSETS	$83,377,663	$70,025,236	$91,656,848	$11,413,846	$118,662,254	$38,626,287	$50,686,469

Units Outstanding	6,703,119	6,666,596	2,496,462	785,370	3,147,799	1,388,785	1,330,308

Accumulation Unit Value	$12.44	$10.50	$36.71	$14.53	$37.70	$27.81	$38.10

Cost of Investments	$86,248,219	$59,827,066	$89,893,173	$11,205,089	$118,383,689	$31,892,958	$51,868,688

		BlackRock	BlackRock	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
		Basic Value	Global Allocation	Contrafund®	Freedom Income	Freedom 2010	Freedom 2015
	V	V.I. Class III	V.I. Class III	Service Class 2	Service Class 2	Service Class 2	Service Class 2

ASSETS
Investments in portfolios, at value	$24,509,619	$5,021,116	$11,783,610	$56,986,283	$11,458	$84,073	$337,562
Receivables:
Due from Pacific Life Insurance Company	19,969	—	56,742	208,832	—	—	—
Fund shares redeemed	—	5,927	—	—	—	—	—

Total Assets	24,529,588	5,027,043	11,840,352	57,195,115	11,458	84,073	337,562

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	5,927	—	—	—	—	—
Fund shares purchased	19,959	—	56,741	208,832	—	—	—
Other	—	2	—	33	—	—	—

Total Liabilities	19,959	5,929	56,741	208,865	—	—	—

NET ASSETS	$24,509,629	$5,021,114	$11,783,611	$56,986,250	$11,458	$84,073	$337,562

Units Outstanding	1,446,522	397,583	793,421	3,792,886	1,143	8,484	34,170

Accumulation Unit Value	$16.94	$12.63	$14.85	$15.02	$10.03	$9.91	$9.88

Cost of Investments	$25,022,060	$5,898,188	$11,616,998	$64,322,234	$11,997	$87,532	$350,531

(1)	Formerly named VN Small-Cap Equity Variable Account.
See Notes to Financial Statements

SA-5

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2007

	Variable Accounts
	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom 2020	Freedom 2025	Freedom 2030	Growth	Mid Cap	Value Strategies
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2

ASSETS
Investments in portfolios, at value	$93,827	$2,413,927	$136,332	$3,556,222	$31,441,082	$4,297,447
Receivables:
Due from Pacific Life Insurance Company	38,933	—	—	125,480	32,866	17,170

Total Assets	132,760	2,413,927	136,332	3,681,702	31,473,948	4,314,617

LIABILITIES
Payables:
Fund shares purchased	38,933	—	—	125,480	32,854	17,170
Other	—	—	—	—	—	4

Total Liabilities	38,933	—	—	125,480	32,854	17,174

NET ASSETS	$93,827	$2,413,927	$136,332	$3,556,222	$31,441,094	$4,297,443

Units Outstanding	9,549	246,074	13,972	247,233	2,090,850	333,286

Accumulation Unit Value	$9.83	$9.81	$9.76	$14.38	$15.04	$12.89

Cost of Investments	$96,093	$2,505,580	$145,243	$3,219,671	$29,429,163	$4,658,964

					Legg Mason	Legg Mason
	International	Risk-Managed	Mid Cap		Partners Variable	Partners Variable
	Growth	Core	Growth	US Strategic	Aggressive	Mid Cap
	Service Class	Service Class	Service Class	Equity	Growth - Class II	Core - Class II

ASSETS
Investments in portfolios, at value	$10,373,346	$157,855	$914,666	$32,685	$79,104	$122,772
Receivables:
Due from Pacific Life Insurance Company	4,461	14	29,367	—	—	—

Total Assets	10,377,807	157,869	944,033	32,685	79,104	122,772

LIABILITIES
Payables:
Fund shares purchased	4,458	14	29,367	—	—	—

Total Liabilities	4,458	14	29,367	—	—	—

NET ASSETS	$10,373,349	$157,855	$914,666	$32,685	$79,104	$122,772

Units Outstanding	866,820	15,705	82,577	3,462	8,141	12,558

Accumulation Unit Value	$11.97	$10.05	$11.08	$9.44	$9.72	$9.78

Cost of Investments	$9,906,585	$158,883	$873,878	$37,081	$81,226	$150,199

	MFS New	MFS		T. Rowe Price	T. Rowe Price	Van Eck
	Discovery Series	Utilities Series	OpCap	Blue Chip	Equity	Worldwide
	Service Class	Service Class	Small Cap	Growth - II	Income - II	Hard Assets

ASSETS
Investments in portfolios, at value	$213,868	$14,336,747	$140,107	$5,461,695	$28,700,719	$63,021,216
Receivables:
Due from Pacific Life Insurance Company	—	—	—	8,853	18,146	268,942
Fund shares redeemed	—	4,231	—	—	—	—

Total Assets	213,868	14,340,978	140,107	5,470,548	28,718,865	63,290,158

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	4,231	—	—	—	—
Fund shares purchased	—	—	—	8,851	18,146	268,942
Other	—	—	—	—	4	5

Total Liabilities	—	4,231	—	8,851	18,150	268,947

NET ASSETS	$213,868	$14,336,747	$140,107	$5,461,697	$28,700,715	$63,021,211

Units Outstanding	22,449	1,287,407	14,693	413,880	2,275,375	2,428,039

Accumulation Unit Value	$9.53	$11.14	$9.54	$13.20	$12.61	$25.96

Cost of Investments	$ 216,914	$13,993,376	$146,162	$5,254,105	$30,218,554	$48,087,787

See Notes to Financial Statements

SA-6

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2007

	Variable Accounts
	ETF 2010	ETF 2015	ETF 2020	ETF 2025	ETF 2030	ETF 2040+

ASSETS
Investments in portfolios, at value	$74,938	$85,629	$350,566	$345,351	$561,770	$282,885
Receivables:
Due from Pacific Life Insurance Company	—	26,680	—	6,954	1,411	—

Total Assets	74,938	112,309	350,566	352,305	563,181	282,885

LIABILITIES
Payables:
Fund shares purchased	—	26,680	—	6,954	1,411	—

Total Liabilities	—	26,680	—	6,954	1,411	—

NET ASSETS	$74,938	$85,629	$350,566	$345,351	$561,770	$282,885

Units Outstanding	7,562	8,589	35,447	34,604	57,090	29,044

Accumulation Unit Value	$9.91	$9.97	$9.89	$9.98	$9.84	$9.74

Cost of Investments	$75,367	$88,091	$354,910	$343,796	$581,783	$285,864

See Notes to Financial Statements

SA-7

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

	Variable Accounts
	Small-Cap	International	International	Equity	Small-Cap	Diversified
	Growth (1)	Value	Small-Cap	Index	Index	Research	Equity

INVESTMENT INCOME
Dividends	$—	$6,209,919	$263,532	$10,452,919	$3,695,225	$535,376	$113,435

Net Investment Income	—	6,209,919	263,532	10,452,919	3,695,225	535,376	113,435

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	1,787,843	15,803,330	146,954	(5,482,406)	10,752,479	3,123,255	3,438,684
Capital gain distributions	—	34,234,351	—	—	—	—	—

Realized Gain (Loss)	1,787,843	50,037,681	146,954	(5,482,406)	10,752,479	3,123,255	3,438,684

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	4,425,086	(39,003,319)	(379,230)	24,548,115	(20,045,664)	(2,619,658)	(722,184)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,212,929	$17,244,281	$31,256	$29,518,628	($5,597,960)	$1,038,973	$2,829,935

	American	American	Large-		Short	Floating
	Funds	Funds	Cap		Duration	Rate	Diversified
	Growth-Income	Growth	Value	Technology	Bond	Loan (2)	Bond

INVESTMENT INCOME
Dividends	$862,120	$279,627	$1,904,295	$10,228	$1,991,999	$451,942	$1,031,172

Net Investment Income	862,120	279,627	1,904,295	10,228	1,991,999	451,942	1,031,172

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	3,936,906	8,238,466	4,080,175	2,558,874	(291,247)	(159,034)	3,344
Capital gain distributions	—	—	—	—	—	—	45,108

Realized Gain (Loss)	3,936,906	8,238,466	4,080,175	2,558,874	(291,247)	(159,034)	48,452

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(2,923,413)	(1,311,233)	(643,816)	1,108,005	232,055	(387,444)	(975,779)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,875,613	$7,206,860	$5,340,654	$3,677,107	$1,932,807	($94,536)	$103,845

	Growth	Focused	Health	Mid-Cap	Large-Cap	International	Small-Cap
	LT	30	Sciences	Value	Growth	Large-Cap	Value

INVESTMENT INCOME
Dividends	$1,349,167	$166,019	$—	$1,608,408	$—	$3,038,271	$1,265,867

Net Investment Income	1,349,167	166,019	—	1,608,408	—	3,038,271	1,265,867

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	(609,866)	2,777,690	586,372	6,556,477	1,998,798	14,034,973	990,482
Capital gain distributions	—	—	—	—	—	30,741,389	—

Realized Gain (Loss)	(609,866)	2,777,690	586,372	6,556,477	1,998,798	44,776,362	990,482

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	43,992,491	7,493,801	2,611,877	(13,051,615)	9,992,604	(30,250,943)	(261,501)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$44,731,792	$10,437,510	$3,198,249	($4,886,730)	$11,991,402	$17,563,690	$1,994,848

(1)	Formerly named Fasciano Small Equity Variable Account.

(2)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

SA-8

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2007

	Variable Accounts
	Multi-	Main Street	Emerging	Managed	Inflation	Money	High Yield
	Strategy	Core	Markets	Bond	Managed	Market	Bond

INVESTMENT INCOME
Dividends	$2,922,289	$2,055,949	$1,710,560	$17,044,773	$6,952,321	$10,150,537	$5,686,544

Net Investment Income	2,922,289	2,055,949	1,710,560	17,044,773	6,952,321	10,150,537	5,686,544

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	2,918,889	952,499	12,230,937	264,947	(1,890,644)	(47,365)	(940,383)
Capital gain distributions	—	—	25,044,384	394,022	—	—	—

Realized Gain (Loss)	2,918,889	952,499	37,275,321	658,969	(1,890,644)	(47,365)	(940,383)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(1,266,678)	4,047,073	2,772,823	14,366,023	11,150,701	80,479	(3,109,832)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,574,500	$7,055,521	$41,758,704	$32,069,765	$16,212,378	$10,183,651	$1,636,329

		Mid-Cap	Real	Small-Cap
	Comstock	Growth	Estate	Equity (1)	I	II	III

INVESTMENT INCOME
Dividends	$1,174,494	$285,678	$1,171,758	$22,441	$2,405,327	$136,338	$—

Net Investment Income	1,174,494	285,678	1,171,758	22,441	2,405,327	136,338	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain from security transactions	275,641	4,428,533	12,742,773	171,960	10,949,739	2,705,059	4,567,998
Capital gain distributions	—	—	—	—	16,025,509	2,736,681	4,551,639

Realized Gain	275,641	4,428,533	12,742,773	171,960	26,975,248	5,441,740	9,119,637

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(5,287,597)	6,671,147	(32,127,891)	144,195	(21,095,858)	1,713,196	(3,511,449)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($3,837,462)	$11,385,358	($18,213,360)	$338,596	$8,284,717	$7,291,274	$5,608,188

					Fidelity VIP	Fidelity VIP	Fidelity VIP
		BlackRock	BlackRock	Fidelity VIP	Freedom	Freedom	Freedom
		Basic	Global	Contrafund®	Income	2010	2015
		Value	Allocation	Service	Service	Service	Service
	V	V.I. Class III	V.I. Class III	Class 2	Class 2 (2)	Class 2 (2)	Class 2 (2)

INVESTMENT INCOME
Dividends	$158,983	$68,040	$336,886	$395,866	$416	$1,875	$7,488

Net Investment Income	158,983	68,040	336,886	395,866	416	1,875	7,488

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	428,110	69,549	191,896	342,600	—	—	(261)
Capital gain distributions	2,017,194	657,018	589,801	13,499,438	81	1,490	6,855

Realized Gain	2,445,304	726,567	781,697	13,842,038	81	1,490	6,594

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(1,303,058)	(827,602)	33,281	(7,276,834)	(539)	(3,459)	(12,969)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,301,229	($32,995)	$1,151,864	$6,961,070	($42)	($94)	$1,113

(1)	Formerly named VN Small-Cap Value Variable Account.

(2)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

SA-9

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2007

	Variable Accounts
	Fidelity VIP	Fidelity VIP	Fidelity VIP		Fidelity VIP	Fidelity VIP
	Freedom	Freedom	Freedom	Fidelity VIP	Mid	Value
	2020	2025	2030	Growth	Cap	Strategies
	Service	Service	Service	Service	Service	Service
	Class 2 (1)	Class 2 (1)	Class 2 (1)	Class 2	Class 2	Class 2

INVESTMENT INCOME
Dividends	$1,043	$46,594	$2,546	$3,265	$122,344	$47,305

Net Investment Income	1,043	46,594	2,546	3,265	122,344	47,305

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	(2)	(64)	(7)	64,381	10,581	4,368
Capital gain distributions	1,173	51,162	3,708	2,151	1,766,653	1,110,736

Realized Gain	1,171	51,098	3,701	66,532	1,777,234	1,115,104

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(2,266)	(91,654)	(8,911)	312,378	1,478,408	(553,331)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($52)	$6,038	($2,664)	$382,175	$3,377,986	$609,078

					Legg Mason	Legg Mason
	International	Risk-Managed	Mid Cap		Partners Variable	Partners Variable
	Growth	Core	Growth		Aggressive	Mid Cap
	Service	Service	Service	US Strategic	Growth -	Core -
	Class (1)	Class (1)	Class (1)	Equity (1)	Class II (1)	Class II (1)

INVESTMENT INCOME
Dividends	$21,910	$524	$275	$229	$—	$72

Net Investment Income	21,910	524	275	229	—	72

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	121,432	216	441	(317)	(34,248)	(511)
Capital gain distributions	—	—	507	4,385	460	23,545

Realized Gain (Loss)	121,432	216	948	4,068	(33,788)	23,034

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	466,762	(1,028)	40,788	(4,396)	(2,122)	(27,427)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$610,104	($288)	$42,011	($99)	($35,910)	($4,321)

	MFS New	MFS				Van Eck
	Discovery Series	Utilities Series	OpCap	T. Rowe Price	T. Rowe Price	Worldwide
	Service	Service	Small	Blue Chip	Equity	Hard
	Class (1)	Class (1)	Cap (1)	Growth - II	Income - II	Assets

INVESTMENT INCOME
Dividends	$—	$—	$—	$4,605	$479,630	$53,609

Net Investment Income	—	—	—	4,605	479,630	53,609

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	(563)	2,807	(6,401)	231,430	1,510,760	3,843,452
Capital gain distributions	—	—	8,480	—	1,791,496	5,229,868

Realized Gain (Loss)	(563)	2,807	2,079	231,430	3,302,256	9,073,320

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(3,046)	343,371	(6,055)	44,227	(2,957,798)	10,878,379

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($3,609)	$346,178	($3,976)	$280,262	$824,088	$20,005,308

(1)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

SA-10

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2007

	Variable Accounts
	ETF 2010 (1)	ETF 2015 (1)	ETF 2020 (1)	ETF 2025 (1)	ETF 2030 (1)	ETF 2040+ (1)

INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—

Net Investment Income	—	—	—	—	—	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	19	9	(1,851)	144	4,027	(2,029)
Capital gain distributions	—	—	—	—	—	—

Realized Gain (Loss)	19	9	(1,851)	144	4,027	(2,029)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(429)	(2,462)	(4,343)	1,555	(20,013)	(2,979)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($410)	($2,453)	($6,194)	$1,699	($15,986)	($5,008)

(1)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

SA-11

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Small-Cap Growth (1)		International Value		International Small-Cap
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006 (2)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$107,425	$6,209,919	$4,094,626	$263,532	$15,460
Realized gain (loss)	1,787,843	3,291,410	50,037,681	8,278,984	146,954	(32,452)
Change in unrealized appreciation (depreciation) on investments	4,425,086	(1,024,236)	(39,003,319)	44,856,954	(379,230)	508,483

Net Increase in Net Assets Resulting from Operations	6,212,929	2,374,599	17,244,281	57,230,564	31,256	491,491

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	4,713,560	4,724,895	25,269,630	21,917,985	3,184,903	1,056,863
Transfers between variable and fixed accounts, net	5,250,043	(3,436,558)	18,125,526	9,957,367	9,888,824	12,203,591
Transfers—policy charges and deductions	(3,137,582)	(3,089,730)	(16,754,961)	(14,930,929)	(1,380,037)	(510,126)
Transfers—surrenders	(2,299,441)	(1,970,281)	(16,659,383)	(11,886,282)	(600,745)	(294,040)
Transfers—other	(713,226)	(374,035)	(4,025,963)	(2,379,198)	(217,936)	(72,468)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	3,813,354	(4,145,709)	5,954,849	2,678,943	10,875,009	12,383,820

NET INCREASE (DECREASE) IN NET ASSETS	10,026,283	(1,771,110)	23,199,130	59,909,507	10,906,265	12,875,311

NET ASSETS
Beginning of Year or Period	40,560,290	42,331,400	282,689,209	222,779,702	12,875,311	—

End of Year or Period	$50,586,573	$40,560,290	$305,888,339	$282,689,209	$23,781,576	$12,875,311

	Equity Index		Small-Cap Index		Diversified Research
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$10,452,919	$9,078,433	$3,695,225	$4,444,901	$535,376	$487,192
Realized gain (loss)	(5,482,406)	4,989,859	10,752,479	57,449,987	3,123,255	3,784,659
Change in unrealized appreciation (depreciation) on investments	24,548,115	60,900,878	(20,045,664)	(15,238,792)	(2,619,658)	3,747,598

Net Increase (Decrease) in Net Assets Resulting from Operations	29,518,628	74,969,170	(5,597,960)	46,656,096	1,038,973	8,019,449

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	48,359,236	50,879,511	20,648,803	30,075,826	8,697,285	12,006,390
Transfers between variable and fixed accounts, net	(6,104,627)	(19,863,531)	(13,575,635)	(21,811,327)	(7,530,968)	(1,662,103)
Transfers—policy charges and deductions	(32,062,683)	(32,690,100)	(15,592,627)	(16,853,330)	(4,659,322)	(4,707,278)
Transfers—surrenders	(34,524,303)	(23,618,439)	(18,711,492)	(14,777,846)	(2,679,765)	(2,764,005)
Transfers—other	(3,290,598)	(2,466,333)	(2,506,029)	(1,153,975)	(549,498)	(560,888)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(27,622,975)	(27,758,892)	(29,736,980)	(24,520,652)	(6,722,268)	2,312,116

NET INCREASE (DECREASE) IN NET ASSETS	1,895,653	47,210,278	(35,334,940)	22,135,444	(5,683,295)	10,331,565

NET ASSETS
Beginning of Year	550,028,122	502,817,844	303,894,564	281,759,120	76,886,161	66,554,596

End of Year	$551,923,775	$550,028,122	$268,559,624	$303,894,564	$71,202,866	$76,886,161

(1)	Formerly named Fasciano Small Equity Variable Account.

(2)	Operations commenced on May 1, 2006.

See Notes to Financial Statements

SA-12

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Equity		American Funds Growth-Income		American Funds Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$113,435	$165,903	$862,120	$644,572	$279,627	$254,675
Realized gain	3,438,684	2,805,194	3,936,906	1,669,747	8,238,466	1,317,165
Change in unrealized appreciation (depreciation) on investments	(722,184)	880,612	(2,923,413)	3,305,810	(1,311,233)	2,107,555

Net Increase in Net Assets Resulting from Operations	2,829,935	3,851,709	1,875,613	5,620,129	7,206,860	3,679,395

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	4,257,902	4,257,547	9,274,083	5,691,503	8,546,445	5,830,180
Transfers between variable and fixed accounts, net	3,907,061	(7,408,294)	9,212,335	31,454,929	(5,121,714)	28,122,647
Transfers—policy charges and deductions	(3,526,824)	(3,336,497)	(4,959,295)	(3,183,438)	(4,546,413)	(2,956,003)
Transfers—surrenders	(2,441,955)	(1,729,045)	(2,162,295)	(1,458,711)	(1,819,827)	(1,840,466)
Transfers—other	(666,170)	(405,365)	(384,678)	(381,339)	171,168	(572,594)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,530,014	(8,621,654)	10,980,150	32,122,944	(2,770,341)	28,583,764

NET INCREASE (DECREASE) IN NET ASSETS	4,359,949	(4,769,945)	12,855,763	37,743,073	4,436,519	32,263,159

NET ASSETS
Beginning of Year	45,007,199	49,777,144	56,224,609	18,481,536	58,796,109	26,532,950

End of Year	$49,367,148	$45,007,199	$69,080,372	$56,224,609	$63,232,628	$58,796,109

	Large-Cap Value		Technology		Short Duration Bond
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,904,295	$1,807,964	$10,228	$—	$1,991,999	$1,749,338
Realized gain (loss)	4,080,175	20,744,705	2,558,874	810,405	(291,247)	(197,359)
Change in unrealized appreciation (depreciation) on investments	(643,816)	552,147	1,108,005	133,083	232,055	231,067

Net Increase in Net Assets Resulting from Operations	5,340,654	23,104,816	3,677,107	943,488	1,932,807	1,783,046

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	16,459,987	17,018,881	1,664,304	1,863,002	5,644,721	5,808,015
Transfers between variable and fixed accounts, net	133,111	(2,747,732)	1,787,482	4,893,986	(1,820,360)	2,643,755
Transfers—policy charges and deductions	(11,335,442)	(10,933,769)	(1,230,313)	(1,189,826)	(3,051,745)	(3,048,767)
Transfers—surrenders	(5,976,887)	(5,971,738)	(603,702)	(975,798)	(1,510,952)	(1,541,303)
Transfers—other	(2,348,557)	(1,036,712)	(140,715)	(156,426)	(262,278)	(433,437)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(3,067,788)	(3,671,070)	1,477,056	4,434,938	(1,000,614)	3,428,263

NET INCREASE IN NET ASSETS	2,272,866	19,433,746	5,154,163	5,378,426	932,193	5,211,309

NET ASSETS
Beginning of Year	156,441,283	137,007,537	17,543,154	12,164,728	44,852,141	39,640,832

End of Year	$158,714,149	$156,441,283	$22,697,317	$17,543,154	$45,784,334	$44,852,141

See Notes to Financial Statements

SA-13

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Floating Rate Loan		Diversified Bond		Growth LT
	Period Ended		Year Ended	Period Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2007 (1)		2007	2006 (2)	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$451,942		$1,031,172	$279,242	$1,349,167	$1,781,369
Realized gain (loss)	(159,034)		48,452	73,815	(609,866)	(23,159,386)
Change in unrealized appreciation (depreciation) on investments	(387,444)		(975,779)	94,429	43,992,491	49,347,602

Net Increase (Decrease) in Net Assets Resulting from Operations	(94,536)		103,845	447,486	44,731,792	27,969,585

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	1,333,528		3,079,499	882,467	25,258,099	27,989,407
Transfers between variable and fixed accounts, net	8,965,591		17,333,074	10,007,565	(13,120,991)	(8,862,832)
Transfers—policy charges and deductions	(406,484)		(1,570,883)	(475,880)	(20,605,099)	(21,767,984)
Transfers—surrenders	(266,762)		(818,277)	(289,307)	(20,518,160)	(14,794,952)
Transfers—other	(81,819)		(178,521)	(84,174)	(3,272,320)	(2,531,885)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	9,544,054		17,844,892	10,040,671	(32,258,471)	(19,968,246)

NET INCREASE IN NET ASSETS	9,449,518		17,948,737	10,488,157	12,473,321	8,001,339

NET ASSETS
Beginning of Year or Periods	—		10,488,157	—	301,351,116	293,349,777

End of Year or Periods	$9,449,518		$28,436,894	$10,488,157	$313,824,437	$301,351,116

	Focused 30		Health Sciences		Mid-Cap Value
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$166,019	$16,125	$—	$—	$1,608,408	$1,270,013
Realized gain	2,777,690	1,668,935	586,372	3,362,841	6,556,477	38,295,145
Change in unrealized appreciation (depreciation) on investments	7,493,801	2,979,620	2,611,877	(1,988,005)	(13,051,615)	(12,980,142)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,437,510	4,664,680	3,198,249	1,374,836	(4,886,730)	26,585,016

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	3,179,178	2,138,455	2,579,856	2,312,267	23,448,928	21,119,872
Transfers between variable and fixed accounts, net	12,901,554	6,089,415	625,690	1,432,748	8,117,285	3,805,348
Transfers—policy charges and deductions	(2,169,823)	(1,482,703)	(1,338,772)	(1,286,192)	(13,997,843)	(12,855,103)
Transfers—surrenders	(2,014,229)	(904,226)	(789,127)	(703,891)	(9,704,681)	(8,376,722)
Transfers—other	(218,095)	(230,048)	(3,541)	(150,448)	(2,529,552)	(2,137,792)

Net Increase in Net Assets Derived from Policy Transactions	11,678,585	5,610,893	1,074,106	1,604,484	5,334,137	1,555,603

NET INCREASE IN NET ASSETS	22,116,095	10,275,573	4,272,355	2,979,320	447,407	28,140,619

NET ASSETS
Beginning of Year	28,511,623	18,236,050	19,032,105	16,052,785	203,350,799	175,210,180

End of Year	$50,627,718	$28,511,623	$23,304,460	$19,032,105	$203,798,206	$203,350,799

(1)	Operations commenced during 2007 (See Note 1 to Financial Statements).

(2)	Operations commenced on May 1, 2006.

See Notes to Financial Statements

SA-14

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Large-Cap Growth		International Large-Cap		Small-Cap Value
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$115,763	$3,038,271	$4,516,762	$1,265,867	$1,391,025
Realized gain	1,998,798	175,278	44,776,362	10,876,954	990,482	15,164,030
Change in unrealized appreciation (depreciation) on investments	9,992,604	(2,370,143)	(30,250,943)	22,299,738	(261,501)	(6,749,213)

Net Increase (Decrease) in Net Assets Resulting from Operations	11,991,402	(2,079,102)	17,563,690	37,693,454	1,994,848	9,805,842

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	8,694,794	9,575,390	20,646,760	19,343,982	7,486,224	9,914,163
Transfers between variable and fixed accounts, net	(8,606,756)	6,524,016	(10,020,324)	11,372,990	(6,078,397)	4,321,884
Transfers—policy charges and deductions	(5,225,444)	(5,368,237)	(11,816,427)	(10,933,643)	(3,840,838)	(3,371,879)
Transfers—surrenders	(3,116,083)	(2,674,359)	(6,518,950)	(5,629,751)	(2,622,187)	(1,840,112)
Transfers—other	(884,437)	(493,014)	(1,725,137)	(1,541,514)	(379,649)	(379,600)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(9,137,926)	7,563,796	(9,434,078)	12,612,064	(5,434,847)	8,644,456

NET INCREASE (DECREASE) IN NET ASSETS	2,853,476	5,484,694	8,129,612	50,305,518	(3,439,999)	18,450,298

NET ASSETS
Beginning of Year	60,078,214	54,593,520	184,533,716	134,228,198	64,351,383	45,901,085

End of Year	$62,931,690	$60,078,214	$192,663,328	$184,533,716	$60,911,384	$64,351,383

	Multi-Strategy		Main Street Core		Emerging Markets
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,922,289	$2,653,121	$2,055,949	$1,881,007	$1,710,560	$857,900
Realized gain (loss)	2,918,889	4,047,623	952,499	(2,143,204)	37,275,321	30,462,095
Change in unrealized appreciation (depreciation) on investments	(1,266,678)	4,843,958	4,047,073	22,030,678	2,772,823	(6,475,139)

Net Increase in Net Assets Resulting from Operations	4,574,500	11,544,702	7,055,521	21,768,481	41,758,704	24,844,856

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	7,007,667	8,830,702	14,542,933	14,210,254	12,824,085	10,484,189
Transfers between variable and fixed accounts, net	(5,143,677)	(10,869,366)	13,589,235	(9,423,357)	13,253,054	5,289,763
Transfers—policy charges and deductions	(5,918,815)	(6,546,365)	(11,062,848)	(10,702,529)	(8,001,708)	(6,536,226)
Transfers—surrenders	(6,410,061)	(5,203,479)	(9,956,823)	(9,496,466)	(6,048,926)	(4,243,264)
Transfers—other	(1,070,899)	(488,451)	(899,164)	(694,754)	(2,455,038)	(1,190,449)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(11,535,785)	(14,276,959)	6,213,333	(16,106,852)	9,571,467	3,804,013

NET INCREASE (DECREASE) IN NET ASSETS	(6,961,285)	(2,732,257)	13,268,854	5,661,629	51,330,171	28,648,869

NET ASSETS
Beginning of Year	105,604,294	108,336,551	158,190,552	152,528,923	126,439,320	97,790,451

End of Year	$98,643,009	$105,604,294	$171,459,406	$158,190,552	$177,769,491	$126,439,320

See Notes to Financial Statements

SA-15

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Managed Bond		Inflation Managed		Money Market
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$17,044,773	$13,487,113	$6,952,321	$6,210,381	$10,150,537	$9,421,222
Realized gain (loss)	658,969	(65,305)	(1,890,644)	3,729,209	(47,365)	93,367
Change in unrealized appreciation (depreciation) on investments	14,366,023	2,348,712	11,150,701	(9,126,937)	80,479	(159,144)

Net Increase in Net Assets Resulting from Operations	32,069,765	15,770,520	16,212,378	812,653	10,183,651	9,355,445

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	25,953,261	35,000,285	15,103,679	18,637,190	259,233,274	170,353,386
Transfers between variable and fixed accounts, net	44,769,597	16,490,356	9,508,734	(1,617,742)	(170,855,028)	(129,571,545)
Transfers—policy charges and deductions	(18,648,436)	(17,592,511)	(10,075,461)	(9,746,404)	(22,425,588)	(22,527,349)
Transfers—surrenders	(27,156,576)	(12,232,229)	(8,327,609)	(6,254,365)	(29,005,989)	(19,725,233)
Transfers—other	4,819,341	(1,537,813)	(1,759,356)	(584,191)	(2,585,272)	(6,809,673)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	29,737,187	20,128,088	4,449,987	434,488	34,361,397	(8,280,414)

NET INCREASE IN NET ASSETS	61,806,952	35,898,608	20,662,365	1,247,141	44,545,048	1,075,031

NET ASSETS
Beginning of Year	351,828,277	315,929,669	155,646,544	154,399,403	188,307,581	187,232,550

End of Year	$413,635,229	$351,828,277	$176,308,909	$155,646,544	$232,852,629	$188,307,581

	High Yield Bond		Comstock		Mid-Cap Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,686,544	$5,249,213	$1,174,494	$846,030	$285,678	$108,938
Realized gain (loss)	(940,383)	(49,278)	275,641	5,087,711	4,428,533	5,043,631
Change in unrealized appreciation (depreciation) on investments	(3,109,832)	1,307,522	(5,287,597)	1,620,181	6,671,147	(3,166,803)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,636,329	6,507,457	(3,837,462)	7,553,922	11,385,358	1,985,766

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	7,523,737	6,823,211	10,014,355	9,209,518	7,413,161	5,953,304
Transfers between variable and fixed accounts, net	1,253,288	(1,545,652)	25,180,438	9,552,364	7,217,828	12,490,992
Transfers—policy charges and deductions	(4,506,754)	(4,653,707)	(4,998,419)	(3,554,043)	(4,566,722)	(3,675,359)
Transfers—surrenders	(3,262,293)	(4,003,710)	(2,428,255)	(2,032,120)	(2,542,931)	(1,648,634)
Transfers—other	(706,945)	(1,127,030)	(1,222,692)	(558,156)	(609,782)	(74,906)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	301,033	(4,506,888)	26,545,427	12,617,563	6,911,554	13,045,397

NET INCREASE IN NET ASSETS	1,937,362	2,000,569	22,707,965	20,171,485	18,296,912	15,031,163

NET ASSETS
Beginning of Year	74,879,252	72,878,683	60,669,698	40,498,213	51,728,324	36,697,161

End of Year	$76,816,614	$74,879,252	$83,377,663	$60,669,698	$70,025,236	$51,728,324

See Notes to Financial Statements

SA-16

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Real Estate		Small-Cap Equity (1)		I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,171,758	$3,266,984	$22,441	$37,592	$2,405,327	$1,348,991
Realized gain	12,742,773	25,528,115	171,960	585,776	26,975,248	12,066,894
Change in unrealized appreciation (depreciation) on investments	(32,127,891)	5,506,440	144,195	20,015	(21,095,858)	8,248,082

Net Increase (Decrease) in Net Assets Resulting from Operations	(18,213,360)	34,301,539	338,596	643,383	8,284,717	21,663,967

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	10,380,072	10,102,037	1,301,918	712,544	7,147,952	6,659,741
Transfers between variable and fixed accounts, net	(9,685,613)	1,578,495	5,230,174	2,374,905	3,950,909	10,361,732
Transfers—policy charges and deductions	(7,024,310)	(6,845,236)	(613,905)	(301,691)	(5,897,843)	(5,095,934)
Transfers—surrenders	(5,735,674)	(4,733,261)	(434,043)	(81,046)	(5,241,523)	(2,404,074)
Transfers—other	(1,834,896)	(1,155,218)	(103,927)	(65,473)	1,773,518	(997,982)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(13,900,421)	(1,053,183)	5,380,217	2,639,239	1,733,013	8,523,483

NET INCREASE (DECREASE) IN NET ASSETS	(32,113,781)	33,248,356	5,718,813	3,282,622	10,017,730	30,187,450

NET ASSETS
Beginning of Year	123,770,629	90,522,273	5,695,033	2,412,411	108,644,524	78,457,074

End of Year	$91,656,848	$123,770,629	$11,413,846	$5,695,033	$118,662,254	$108,644,524

	II		III		V
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$136,338	$209,719	$—	$—	$158,983	$117,599
Realized gain	5,441,740	3,655,562	9,119,637	7,927,299	2,445,304	2,219,830
Change in unrealized appreciation (depreciation) on investments	1,713,196	(1,035,395)	(3,511,449)	(1,508,703)	(1,303,058)	556,166

Net Increase in Net Assets Resulting from Operations	7,291,274	2,829,886	5,608,188	6,418,596	1,301,229	2,893,595

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	3,080,981	3,494,413	3,687,792	3,854,683	2,253,653	1,951,214
Transfers between variable and fixed accounts, net	(700,127)	3,178,025	332,558	2,060,781	(1,417,957)	3,870,477
Transfers—policy charges and deductions	(2,073,056)	(2,143,953)	(2,532,873)	(2,433,125)	(1,289,820)	(1,156,081)
Transfers—surrenders	(3,737,511)	(757,979)	(1,859,089)	(3,474,871)	(1,054,083)	(378,159)
Transfers—other	(1,281,928)	(268,206)	(175,127)	(792,387)	(180,107)	(385,839)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(4,711,641)	3,502,300	(546,739)	(784,919)	(1,688,314)	3,901,612

NET INCREASE (DECREASE) IN NET ASSETS	2,579,633	6,332,186	5,061,449	5,633,677	(387,085)	6,795,207

NET ASSETS
Beginning of Year	36,046,654	29,714,468	45,625,020	39,991,343	24,896,714	18,101,507

End of Year	$38,626,287	$36,046,654	$50,686,469	$45,625,020	$24,509,629	$24,896,714

(1)	Formerly named VN Small-Cap Value Variable Account.

See Notes to Financial Statements

SA-17

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	BlackRock Basic Value		BlackRock Global Allocation		Fidelity VIP Contrafund®
	V.I. Class III (1)		V.I. Class III (2)		Service Class 2
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$68,040	$40,458	$336,886	$119,786	$395,866	$284,992
Realized gain	726,567	280,465	781,697	340,882	13,842,038	3,391,424
Change in unrealized appreciation (depreciation) on investments	(827,602)	(42,659)	33,281	33,418	(7,276,834)	(1,037,935)

Net Increase (Decrease) in Net Assets Resulting from Operations	(32,995)	278,264	1,151,864	494,086	6,961,070	2,638,481

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	648,757	132,172	1,279,335	558,679	5,959,709	3,716,147
Transfers between variable and fixed accounts, net	2,025,353	2,464,727	5,963,132	954,895	16,981,156	4,769,802
Transfers—policy charges and deductions	(310,615)	(66,004)	(560,780)	(254,490)	(2,270,335)	(1,474,975)
Transfers—surrenders	(169,869)	(26,848)	(361,556)	(111,455)	(1,847,832)	(544,400)
Transfers—other	(57,333)	(7,949)	(135,157)	(94,518)	(127,345)	352,047

Net Increase in Net Assets Derived from Policy Transactions	2,136,293	2,496,098	6,184,974	1,053,111	18,695,353	6,818,621

NET INCREASE IN NET ASSETS	2,103,298	2,774,362	7,336,838	1,547,197	25,656,423	9,457,102

NET ASSETS
Beginning of Year	2,917,816	143,454	4,446,773	2,899,576	31,329,827	21,872,725

End of Year	$5,021,114	$2,917,816	$11,783,611	$4,446,773	$56,986,250	$31,329,827

	Fidelity VIP Freedom Income		Fidelity VIP Freedom 2010		Fidelity VIP Freedom 2015
	Service Class 2		Service Class 2		Service Class 2
	Period Ended		Period Ended		Period Ended
	December 31,		December 31,		December 31,
	2007 (3)		2007 (3)		2007 (3)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$416		$1,875		$7,488
Realized gain	81		1,490		6,594
Change in unrealized depreciation on investments	(539)		(3,459)		(12,969)

Net Increase (Decrease) in Net Assets Resulting from Operations	(42)		(94)		1,113

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	—		—		2,806
Transfers between variable and fixed accounts, net	11,611		84,167		361,539
Transfers—policy charges and deductions	(111)		(—)		(2,770)
Transfers—surrenders	—		—		—
Transfers—other	—		—		(25,126)

Net Increase in Net Assets Derived from Policy Transactions	11,500		84,167		336,449

NET INCREASE IN NET ASSETS	11,458		84,073		337,562

NET ASSETS
Beginning of Year or Periods	—		—		—

End of Year or Periods	$11,458		$84,073		$337,562

(1)	Formerly named Mercury Basic Value V.I. Class III Variable Account.

(2)	Formerly named Mercury Global Allocation V.I. Class III Variable Account.

(3)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

SA-18

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Fidelity VIP Freedom 2020		Fidelity VIP Freedom 2025		Fidelity VIP Freedom 2030
	Service Class 2		Service Class 2		Service Class 2
	Period Ended		Period Ended		Period Ended
	December 31,		December 31,		December 31,
	2007 (1)		2007 (1)		2007 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,043		$46,594		$2,546
Realized gain	1,171		51,098		3,701
Change in unrealized depreciation on investments	(2,266)		(91,654)		(8,911)

Net Increase (Decrease) in Net Assets Resulting from Operations	(52)		6,038		(2,664)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	—		18,188		2,015
Transfers between variable and fixed accounts, net	94,251		2,408,135		138,216
Transfers—policy charges and deductions	(372)		(18,279)		(1,235)
Transfers—surrenders	—		—		—
Transfers—other	—		(155)		—

Net Increase in Net Assets Derived from Policy Transactions	93,879		2,407,889		138,996

NET INCREASE IN NET ASSETS	93,827		2,413,927		136,332

NET ASSETS
Beginning of Periods	—		—		—

End of Periods	$93,827		$2,413,927		$136,332

	Fidelity VIP Growth		Fidelity VIP Mid Cap		Fidelity VIP Value Strategies
	Service Class 2		Service Class 2		Service Class 2
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment Income	$3,265	$548	$122,344	$32,325	$47,305	$1,345
Realized gain	66,532	7,966	1,777,234	1,154,388	1,115,104	38,733
Change in unrealized appreciation (depreciation) on investments	312,378	18,493	1,478,408	(7,854)	(553,331)	182,610

Net Increase in Net Assets Resulting from Operations	382,175	27,007	3,377,986	1,178,859	609,078	222,688

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	179,736	72,885	3,120,404	2,061,569	579,223	174,129
Transfers between variable and fixed accounts, net	2,475,603	333,684	9,841,292	(26,177)	(6,687,758)	8,993,291
Transfers—policy charges and deductions	(106,928)	(40,522)	(1,299,506)	(1,012,840)	(401,624)	(75,081)
Transfers—surrenders	(14,585)	(917)	(862,084)	(409,554)	(149,030)	(31,051)
Transfers—other	(18,069)	(2,085)	(439,722)	524,046	615,166	114,040

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,515,757	363,045	10,360,384	1,137,044	(6,044,023)	9,175,328

NET INCREASE (DECREASE) IN NET ASSETS	2,897,932	390,052	13,738,370	2,315,903	(5,434,945)	9,398,016

NET ASSETS
Beginning of Year	658,290	268,238	17,702,724	15,386,821	9,732,388	334,372

End of Year	$3,556,222	$658,290	$31,441,094	$17,702,724	$4,297,443	$9,732,388

(1)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

SA-19

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts (1)
	International Growth	Risk-Managed Core	Mid Cap Growth
	Service Class	Service Class	Service Class
	Period Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,
	2007	2007	2007

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$21,910	$524	$275
Realized gain	121,432	216	948
Change in unrealized appreciation (depreciation) on investments	466,762	(1,028)	40,788

Net Increase (Decrease) in Net Assets Resulting from Operations	610,104	(288)	42,011

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	268,427	9,822	18,334
Transfers between variable and fixed accounts, net	9,968,378	151,460	860,468
Transfers—policy charges and deductions	(297,506)	(2,895)	(8,727)
Transfers—surrenders	(28,448)	—	(1,760)
Transfers—other	(147,606)	(244)	4,340

Net Increase in Net Assets Derived from Policy Transactions	9,763,245	158,143	872,655

NET INCREASE IN NET ASSETS	10,373,349	157,855	914,666

NET ASSETS
Beginning of Periods	—	—	—

End of Periods	$10,373,349	$157,855	$914,666

		Legg Mason Partners Variable	Legg Mason Partners Variable
	US Strategic Equity	Aggressive Growth - Class II	Mid Cap Core - Class II
	Period Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,
	2007	2007	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$229	$—	$72
Realized gain (loss)	4,068	(33,788)	23,034
Change in unrealized depreciation on investments	(4,396)	(2,122)	(27,427)

Net Decrease in Net Assets Resulting from Operations	(99)	(35,910)	(4,321)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	130	16,040	2,629
Transfers between variable and fixed accounts, net	33,456	110,091	130,562
Transfers—policy charges and deductions	(802)	(12,799)	(3,802)
Transfers—surrenders	—	(998)	(1,758)
Transfers—other	—	2,680	(538)

Net Increase in Net Assets Derived from Policy Transactions	32,784	115,014	127,093

NET INCREASE IN NET ASSETS	32,685	79,104	122,772

NET ASSETS
Beginning of Periods	—	—	—

End of Periods	$32,685	$79,104	$122,772

(1)	Operations commenced during 2007 for all Variable Accounts (See Note 1 to Financial Statements).

See Notes to Financial Statements

SA-20

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	MFS New Discovery Series		MFS Utilities Series
	Service Class		Service Class		OpCap Small Cap
	Period Ended		Period Ended		Period Ended
	December 31,		December 31,		December 31,
	2007 (1)		2007 (1)		2007 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—		$—		$—
Realized gain (loss)	(563)		2,807		2,079
Change in unrealized appreciation (depreciation) on investments	(3,046)		343,371		(6,055)

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,609)		346,178		(3,976)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	6,123		109,679		10,504
Transfers between variable and fixed accounts, net	212,903		14,008,715		137,173
Transfers—policy charges and deductions	(1,430)		(75,030)		(4,875)
Transfers—surrenders	—		(41,378)		—
Transfers—other	(119)		(11,417)		1,281

Net Increase in Net Assets Derived from Policy Transactions	217,477		13,990,569		144,083

NET INCREASE IN NET ASSETS	213,868		14,336,747		140,107

NET ASSETS
Beginning of Periods	—		—		—

End of Periods	$213,868		$14,336,747		$140,107

	T. Rowe Price		T. Rowe Price		Van Eck
	Blue Chip Growth - II		Equity Income - II		Worldwide Hard Assets
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,605	$4,525	$479,630	$258,532	$53,609	$9,968
Realized gain	231,430	27,023	3,302,256	1,718,526	9,073,320	3,389,190
Change in unrealized appreciation (depreciation) on investments	44,227	135,818	(2,957,798)	1,594,381	10,878,379	1,813,845

Net Increase in Net Assets resulting from Operations	280,262	167,366	824,088	3,571,439	20,005,308	5,213,003

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	661,302	262,035	2,644,557	1,616,732	5,153,750	4,431,425
Transfers between variable and fixed accounts, net	1,211,661	1,469,436	330,961	17,455,450	2,490,507	20,377,573
Transfers—policy charges and deductions	(383,069)	(135,589)	(1,614,464)	(1,032,026)	(1,875,694)	(1,255,118)
Transfers—surrenders	(47,595)	(51,123)	(2,122,377)	(490,751)	(1,741,303)	(1,790,274)
Transfers—other	1,398,283	(22,598)	(101,800)	(301,739)	27,061	(212,950)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,840,582	1,522,161	(863,123)	17,247,666	4,054,321	21,550,656

NET INCREASE (DECREASE) IN NET ASSETS	3,120,844	1,689,527	(39,035)	20,819,105	24,059,629	26,763,659

NET ASSETS
Beginning of Year	2,340,853	651,326	28,739,750	7,920,645	38,961,582	12,197,923

End of Year	$5,461,697	$2,340,853	$28,700,715	$28,739,750	$63,021,211	$38,961,582

(1)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

SA-21

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts (1)
	ETF 2010	ETF 2015	ETF 2020
	Period Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,
	2007	2007	2007

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—
Realized gain (loss)	19	9	(1,851)
Change in unrealized depreciation on investments	(429)	(2,462)	(4,343)

Net Decrease in Net Assets Resulting from Operations	(410)	(2,453)	(6,194)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	4,257	7,999	4,943
Transfers between variable and fixed accounts, net	73,755	81,516	381,985
Transfers—policy charges and deductions	(2,630)	(1,433)	(7,759)
Transfers—surrenders	—	—	—
Transfers—other	(34)	—	(22,409)
Net Increase in Net Assets Derived from Policy Transactions	75,348	88,082	356,760

NET INCREASE IN NET ASSETS	74,938	85,629	350,566

NET ASSETS
Beginning of Periods	—	—	—

End of Periods	$74,938	$85,629	$350,566

	ETF 2025	ETF 2030	ETF 2040+
	Period Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,
	2007	2007	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—
Realized gain (loss)	144	4,027	(2,029)
Change in unrealized appreciation (depreciation) on investments	1,555	(20,013)	(2,979)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,699	(15,986)	(5,008)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	28,276	175,868	75,713
Transfers between variable and fixed accounts, net	324,932	425,491	226,319
Transfers—policy charges and deductions	(9,363)	(21,261)	(12,703)
Transfers—surrenders	—	—	—

Transfers—other	(193)	(2,342)	(1,436)

Net Increase in Net Assets Derived from Policy Transactions	343,652	577,756	287,893

NET INCREASE IN NET ASSETS	345,351	561,770	282,885

NET ASSETS
Beginning of Periods	—	—	—

End of Periods	$345,351	$561,770	$282,885

(1)	Operations commenced during 2007 for all Variable Accounts (See Note 1 to Financial Statements).

See Notes to Financial Statements

SA-22

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS
     A summary of accumulation unit values (“AUV”), total units outstanding, total net assets, ratios of investment income to average daily net assets, and total returns for each year or period ended December 31 are presented in the table below. The ratio of expenses to average daily net assets is 0.00% for all Variable Accounts.

				Ratios of
	At the End of Each Year or Period			Investment
		Total	Total	Income to
Variable Accounts		Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

Small-Cap Growth (3)
2007	$15.63	3,236,389	$50,586,573	0.00%	15.10%
2006	13.58	2,986,761	40,560,290	0.26%	5.07%
2005	12.93	3,275,109	42,331,400	0.22%	2.66%
2004	12.59	2,951,152	37,156,824	0.66%	18.94%
2003	10.59	3,398,472	35,974,022	0.53%	33.14%

International Value
2007	$34.78	8,793,719	$305,888,339	2.01%	6.24%
2006	32.74	8,634,107	282,689,209	1.65%	25.69%
2005	26.05	8,552,145	222,779,702	1.97%	9.43%
2004	23.80	8,918,003	212,291,147	1.64%	16.42%
2003	20.45	8,873,873	181,445,589	1.78%	27.71%

International Small-Cap
2007	$10.80	2,202,534	$23,781,576	1.34%	4.73%
05/01/2006 - 12/31/2006	10.31	1,248,871	12,875,311	0.23%	3.10%

Equity Index
2007	$56.89	9,701,628	$551,923,775	1.84%	5.23%
2006	54.06	10,173,850	550,028,122	1.77%	15.52%
2005	46.80	10,743,851	502,817,844	1.46%	4.67%
2004	44.71	11,113,375	496,919,308	1.78%	10.58%
2003	40.43	11,037,075	446,272,511	1.59%	28.29%

Small-Cap Index
2007	$18.87	14,234,769	$268,559,624	1.25%	(2.02%)
2006	19.25	15,783,089	303,894,564	1.52%	17.79%
2005	16.35	17,236,081	281,759,120	0.49%	4.38%
2004	15.66	19,260,276	301,640,966	0.84%	17.76%
2003	13.30	5,554,119	73,865,812	0.71%	46.53%

Diversified Research
2007	$14.76	4,824,065	$71,202,866	0.71%	1.19%
2006	14.59	5,271,188	76,886,161	0.67%	11.97%
2005	13.03	5,109,087	66,554,596	0.47%	5.24%
2004	12.38	4,639,224	57,425,802	0.63%	11.20%
2003	11.13	3,940,814	43,865,757	0.48%	32.63%

Equity
2007	$14.33	3,445,626	$49,367,148	0.22%	6.27%
2006	13.48	3,338,286	45,007,199	0.37%	8.65%
2005	12.41	4,011,507	49,777,144	0.26%	6.53%
2004	11.65	4,204,821	48,978,168	0.79%	5.14%
2003	11.08	4,520,255	50,076,742	0.38%	24.33%

American Funds Growth-Income
2007	$13.20	5,233,800	$69,080,372	1.31%	4.66%
2006	12.61	4,458,099	56,224,609	1.62%	14.77%
05/03/2005 - 12/31/2005	10.99	1,681,919	18,481,536	1.92%	9.88%

American Funds Growth
2007	$14.74	4,288,451	$63,232,628	0.42%	11.93%
2006	13.17	4,463,397	58,796,109	0.69%	9.81%
05/03/2005 - 12/31/2005	12.00	2,211,749	26,532,950	0.78%	19.96%

Large-Cap Value
2007	$17.36	9,143,314	$158,714,149	1.18%	3.54%
2006	16.77	9,331,394	156,441,283	1.25%	17.58%
2005	14.26	9,608,665	137,007,537	1.29%	6.16%
2004	13.43	10,752,848	144,430,409	1.39%	9.93%
2003	12.22	8,834,486	107,946,997	1.31%	31.24%

Technology
2007	$8.07	2,811,966	$22,697,317	0.05%	23.03%
2006	6.56	2,674,031	17,543,154	0.00%	9.34%
2005	6.00	2,027,444	12,164,728	0.00%	21.71%
2004	4.93	1,963,166	9,677,876	0.00%	3.67%
2003	4.76	1,902,193	9,045,704	0.00%	42.58%

Short Duration Bond
2007	$11.31	4,049,884	$45,784,334	4.52%	4.47%
2006	10.82	4,144,613	44,852,141	4.11%	4.27%
2005	10.38	3,819,364	39,640,832	3.05%	1.57%
2004	10.22	3,222,976	32,932,836	2.57%	1.21%
05/01/2003 - 12/31/2003	10.10	1,732,267	17,489,215	2.67%	0.96%

Floating Rate Loan (4)
05/04/2007 - 12/31/2007	$9.81	962,991	$9,449,518	7.28%	(1.89%)

Diversified Bond
2007	$10.66	2,668,272	$28,436,894	5.09%	1.32%
05/01/2006 - 12/31/2006	10.52	997,088	10,488,157	4.65%	5.19%

See Notes to Financial Statements	See explanation of references on SA-27

SA-23

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

				Ratios of
	At the End of Each Year or Period			Investment
		Total	Total	Income to
Variable Accounts		Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

Growth LT
2007	$50.27	6,242,947	$313,824,437	0.44%	15.63%
2006	43.47	6,931,734	301,351,116	0.60%	9.72%
2005	39.62	7,403,306	293,349,777	0.25%	7.68%
2004	36.80	8,117,880	298,732,310	0.00%	10.40%
2003	33.33	8,820,098	293,996,618	0.00%	33.98%

Focused 30
2007	$16.43	3,080,715	$50,627,718	0.43%	31.84%
2006	12.46	2,287,373	28,511,623	0.07%	23.71%
2005	10.08	1,809,953	18,236,050	1.06%	22.07%
2004	8.25	1,076,135	8,882,205	0.06%	14.85%
2003	7.19	734,167	5,276,326	0.00%	42.26%

Health Sciences
2007	$15.28	1,525,560	$23,304,460	0.00%	16.47%
2006	13.12	1,451,105	19,032,105	0.00%	8.11%
2005	12.13	1,323,214	16,052,785	0.00%	15.28%
2004	10.52	1,164,155	12,250,871	0.00%	7.54%
2003	9.79	1,003,438	9,819,112	0.00%	27.82%

Mid-Cap Value
2007	$24.76	8,230,390	$203,798,206	0.74%	(2.15%)
2006	25.31	8,035,634	203,350,799	0.69%	14.97%
2005	22.01	7,960,146	175,210,180	0.54%	8.87%
2004	20.22	7,867,057	159,059,494	0.42%	25.08%
2003	16.16	6,439,885	104,100,588	0.59%	29.10%

Large-Cap Growth (5)
2007	$9.07	6,937,338	$62,931,690	0.00%	21.63%
2006	7.46	8,055,216	60,078,214	0.21%	(3.82%)
2005	7.75	7,040,498	54,593,520	0.34%	2.94%
2004	7.53	8,859,994	66,740,228	0.73%	4.65%
2003	7.20	6,371,597	45,861,577	0.27%	25.36%

International Large-Cap
2007	$12.79	15,067,071	$192,663,328	1.58%	9.26%
2006	11.70	15,768,095	184,533,716	2.89%	27.00%
2005	9.21	14,566,843	134,228,198	0.87%	12.70%
2004	8.18	10,780,247	88,145,064	1.08%	18.61%
2003	6.89	9,224,647	63,593,649	1.31%	30.52%

Small-Cap Value
2007	$22.16	2,748,103	$60,911,384	1.85%	3.14%
2006	21.49	2,994,334	64,351,383	2.51%	19.75%
2005	17.95	2,557,703	45,901,085	1.37%	13.65%
2004	15.79	2,058,033	32,498,597	2.28%	24.41%
05/01/2003 -12/31/2003	12.69	970,884	12,323,204	1.76%	26.93%

Multi-Strategy
2007	$52.14	1,891,715	$98,643,009	2.81%	4.34%
2006	49.97	2,113,184	105,604,294	2.53%	11.68%
2005	44.75	2,421,143	108,336,551	2.24%	3.78%
2004	43.12	2,441,059	105,252,817	1.76%	9.81%
2003	39.26	2,453,312	96,327,173	1.47%	23.28%

Main Street Core
2007	$55.27	3,102,111	$171,459,406	1.20%	4.40%
2006	52.94	2,987,945	158,190,552	1.24%	15.18%
2005	45.97	3,318,283	152,528,923	1.11%	5.99%
2004	43.37	3,405,144	147,678,818	1.32%	9.54%
2003	39.59	3,593,636	142,279,128	1.03%	26.96%

Emerging Markets
2007	$32.81	5,417,715	$177,769,491	1.16%	33.09%
2006	24.65	5,128,600	126,439,320	0.78%	24.40%
2005	19.82	4,934,335	97,790,451	1.09%	41.47%
2004	14.01	4,032,143	56,485,350	1.90%	34.62%
2003	10.41	3,597,135	37,434,125	1.20%	68.42%

Managed Bond
2007	$42.31	9,776,620	$413,635,229	4.47%	8.53%
2006	38.98	9,025,168	351,828,277	4.05%	4.81%
2005	37.19	8,493,958	315,929,669	3.40%	2.63%
2004	36.24	6,211,565	225,105,497	2.96%	5.38%
2003	34.39	6,314,379	217,152,849	4.29%	6.24%

Inflation Managed
2007	$41.93	4,204,544	$176,308,909	4.27%	10.14%
2006	38.07	4,088,136	155,646,544	3.97%	0.52%
2005	37.88	4,076,452	154,399,403	3.00%	2.54%
2004	36.94	3,319,185	122,599,913	0.83%	8.90%
2003	33.92	3,041,925	103,178,081	0.08%	8.24%

See Notes to Financial Statements	See explanation of references on SA-27

SA-24

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

				Ratios of
	At the End of Each Year or Period			Investment
		Total	Total	Income to
Variable Accounts		Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

Money Market
2007	$22.84	10,196,175	$232,852,629	4.85%	4.99%
2006	21.75	8,657,137	188,307,581	4.64%	4.69%
2005	20.78	9,011,395	187,232,550	2.74%	2.82%
2004	20.21	13,542,076	273,645,486	1.01%	1.01%
2003	20.01	13,892,825	277,926,765	0.80%	0.79%

High Yield Bond
2007	$39.92	1,924,183	$76,816,614	7.58%	2.44%
2006	38.97	1,921,427	74,879,252	7.33%	9.42%
2005	35.61	2,046,323	72,878,683	7.05%	2.37%
2004	34.79	2,241,878	77,993,215	7.12%	9.42%
2003	31.79	2,290,346	72,817,214	7.37%	20.29%

Comstock (6)
2007	$12.44	6,703,119	$83,377,663	1.54%	(3.01%)
2006	12.83	4,730,546	60,669,698	1.76%	16.33%
2005	11.02	3,673,500	40,498,213	1.39%	4.36%
2004	10.56	4,333,807	45,781,297	1.88%	17.17%
2003	9.02	1,746,197	15,743,378	1.03%	31.38%

Mid-Cap Growth
2007	$10.50	6,666,596	$70,025,236	0.48%	22.92%
2006	8.55	6,053,274	51,728,324	0.23%	8.93%
2005	7.84	4,677,898	36,697,161	0.00%	17.90%
2004	6.65	3,056,878	20,339,747	0.00%	21.59%
2003	5.47	2,524,178	13,813,264	0.00%	30.39%

Real Estate
2007	$36.71	2,496,462	$91,656,848	1.02%	(16.16%)
2006	43.79	2,826,403	123,770,629	3.08%	38.06%
2005	31.72	2,853,932	90,522,273	0.89%	16.79%
2004	27.16	2,931,932	79,628,507	2.82%	37.62%
2003	19.74	2,443,728	48,227,396	3.26%	37.52%

Small-Cap Equity (7)
2007	$14.53	785,370	$11,413,846	0.24%	6.04%
2006	13.71	415,525	5,695,033	0.89%	18.68%
05/03/2005 - 12/31/2005	11.55	208,894	2,412,411	0.86%	15.48%

I
2007	$37.70	3,147,799	$118,662,254	2.05%	8.01%
2006	34.90	3,112,831	108,644,524	1.50%	26.78%
2005	27.53	2,849,925	78,457,074	1.57%	10.55%
2004	24.90	2,231,535	55,570,535	1.28%	24.00%
2003	20.08	1,975,752	39,679,031	1.27%	47.43%

II
2007	$27.81	1,388,785	$38,626,287	0.37%	22.43%
2006	22.72	1,586,739	36,046,654	0.63%	8.52%
2005	20.93	1,419,434	29,714,468	0.45%	13.92%
2004	18.38	1,456,339	26,762,771	0.30%	11.19%
2003	16.53	1,190,189	19,670,670	0.28%	34.58%

III
2007	$38.10	1,330,308	$50,686,469	0.00%	11.92%
2006	34.04	1,340,167	45,625,020	0.00%	16.35%
2005	29.26	1,366,693	39,991,343	0.00%	15.13%
2004	25.42	1,907,181	48,474,124	0.00%	9.33%
2003	23.25	1,680,154	39,059,365	0.00%	55.89%

V
2007	$16.94	1,446,522	$24,509,629	0.62%	5.44%
2006	16.07	1,549,298	24,896,714	0.55%	13.89%
2005	14.11	1,282,886	18,101,507	0.76%	7.81%
2004	13.09	696,561	9,116,719	0.81%	22.60%
2003	10.68	438,776	4,684,258	0.91%	29.65%

BlackRock Basic Value V.I. Class III (8)
2007	$12.63	397,583	$5,021,114	1.64%	1.53%
2006	12.44	234,578	2,917,816	4.02%	21.59%
02/15/2005 - 12/31/2005	10.23	14,023	143,454	2.48%	2.30%

BlackRock Global Allocation V.I. Class III (9)
2007	$14.85	793,421	$11,783,611	4.57%	16.75%
2006	12.72	349,576	4,446,773	3.86%	16.40%
02/15/2005 - 12/31/2005	10.93	265,340	2,899,576	7.00%	9.28%

Fidelity VIP Contrafund ® Service Class 2
2007	$15.02	3,792,886	$56,986,250	0.91%	17.30%
2006	12.81	2,446,046	31,329,827	1.02%	11.43%
02/15/2005 - 12/31/2005	11.49	1,902,907	21,872,725	0.00%	14.94%

Fidelity VIP Freedom Income Service Class 2 (4)
10/29/2007 - 12/31/2007	$10.03	1,143	$11,458	See Note (10)	(0.35%)

See Notes to Financial Statements	See explanation of references on SA-27

SA-25

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

				Ratios of
	At the End of Each Year or Period			Investment
			Total	Income to
Variable Accounts		Total Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

Fidelity VIP Freedom 2010 Service Class 2 (4)
12/13/2007 - 12/31/2007	$9.91	8,484	$84,073	See Note (10)	(0.11%)

Fidelity VIP Freedom 2015 Service Class 2 (4)
10/26/2007 - 12/31/2007	$9.88	34,170	$337,562	See Note (10)	(2.12%)

Fidelity VIP Freedom 2020 Service Class 2 (4)
12/03/2007 - 12/31/2007	$9.83	9,549	$93,827	See Note (10)	(0.02%)

Fidelity VIP Freedom 2025 Service Class 2 (4)
11/09/2007 - 12/31/2007	$9.81	246,074	$2,413,927	See Note (10)	0.26%

Fidelity VIP Freedom 2030 Service Class 2 (4)
10/08/2007 - 12/31/2007	$9.76	13,972	$136,332	See Note (10)	(2.98%)

Fidelity VIP Growth Service Class 2
2007	$14.38	247,233	$3,556,222	0.19%	26.66%
2006	11.36	57,966	658,290	0.13%	6.57%
02/15/2005 - 12/31/2005	10.66	25,172	268,238	0.00%	6.56%

Fidelity VIP Mid Cap Service Class 2
2007	$15.04	2,090,850	$31,441,094	0.48%	15.34%
2006	13.04	1,357,809	17,702,724	0.18%	12.40%
02/15/2005 - 12/31/2005	11.60	1,326,555	15,386,821	0.00%	15.99%

Fidelity VIP Value Strategies Service Class 2
2007	$12.89	333,286	$4,297,443	0.46%	5.44%
2006	12.23	795,861	9,732,388	0.09%	16.01%
02/15/2005 - 12/31/2005	10.54	31,720	334,372	0.00%	5.41%

International Growth Service Class (4)
05/03/2007 - 12/31/2007	$11.97	866,820	$10,373,349	0.69%	16.76%

Risk-Managed Core Service Class (4)
06/21/2007 - 12/31/2007	$10.05	15,705	$157,855	2.17%	0.66%

Mid Cap Growth Service Class (4)
05/16/2007 - 12/31/2007	$11.08	82,577	$914,666	0.12%	8.83%

US Strategic Equity (4)
05/21/2007 - 12/31/2007	$9.44	3,462	$32,685	4.44%	(8.17%)

Legg Mason Partners Variable Aggressive Growth Class — II (4)
05/03/2007 - 12/31/2007	$9.72	8,141	$79,104	0.00%	(4.02%)

Legg Mason Partners Variable Mid Cap Core Class — II (4)
05/21/2007 - 12/31/2007	$9.78	12,558	$122,772	0.12%	(5.49%)

MFS New Discovery Series Service Class (4)
05/14/2007 - 12/31/2007	$9.53	22,449	$213,868	0.00%	(4.79%)

MFS Utilities Series Service Class (4)
05/11/2007 - 12/31/2007	$11.14	1,287,407	$14,336,747	0.00%	9.08%

OpCap Small Cap (4)
05/24/2007 - 12/31/2007	$9.54	14,693	$140,107	0.00%	(6.71%)

T. Rowe Price Blue Chip Growth — II
2007	$13.20	413,880	$5,461,697	0.07%	12.49%
2006	11.73	199,541	2,340,853	0.32%	9.33%
02/15/2005 - 12/31/2005	10.73	60,700	651,326	0.28%	7.30%

T. Rowe Price Equity Income — II
2007	$12.61	2,275,375	$28,700,715	1.49%	3.03%
2006	12.24	2,347,503	28,739,750	1.54%	18.65%
02/15/2005 - 12/31/2005	10.32	767,607	7,920,645	1.94%	3.19%

Van Eck Worldwide Hard Assets
2007	$25.96	2,428,039	$63,021,211	0.10%	45.36%
2006	17.86	2,181,931	38,961,582	0.03%	24.49%
02/15/2005 - 12/31/2005	14.34	850,416	12,197,923	0.00%	43.43%

ETF 2010 (4)
06/26/2007 - 12/31/2007	$9.91	7,562	$74,938	0.00%	(0.30%)

ETF 2015 (4)
06/11/2007 - 12/31/2007	$9.97	8,589	$85,629	0.00%	(1.77%)

ETF 2020 (4)
05/17/2007 - 12/31/2007	$9.89	35,447	$350,566	0.00%	(2.37%)

ETF 2025 (4)
05/29/2007 - 12/31/2007	$9.98	34,604	$345,351	0.00%	(2.63%)

ETF 2030 (4)
05/04/2007 - 12/31/2007	$9.84	57,090	$561,770	0.00%	(3.72%)

ETF 2040+ (4)
05/17/2007 - 12/31/2007	$9.74	29,044	$282,885	0.00%	(3.94%)

See Notes to Financial Statements	See explanation of references on SA-27

SA-26

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)
Explanation of References for Financial Highlights on K-1 through K-4
(1)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets. These ratios are before the deduction of mortality and expense risk (“M&E”) fees that are assessed against policyholder accounts. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The ratios for periods of less than one full year are annualized.

(2)	Total returns reflect changes in unit value of the underlying portfolios/funds and do not include deductions at the separate account or policy level for any M&E fees, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Total returns for periods of less than one full year are not annualized.

(3)	Prior to 05/01/07, Small-Cap Growth Variable Account was named Fasciano Small Equity Variable Account. Prior to 05/01/2005, the variable account was named Aggressive Equity Variable Account.

(4)	Operations commenced during 2007 (See Note 1 to Financial Statements).

(5)	Prior to 01/01/2006, Large-Cap Growth Variable Account was named Blue Chip Variable Account.

(6)	Prior to 05/01/2003, Comstock Variable Account was named Strategic Value Variable Account.

(7)	Prior to 05/01/2007, Small-Cap Equity Variable Account was named VN Small-Cap Value Variable Account.

(8)	Prior to 10/01/2006, BlackRock Basic Value V.I. Class III Variable Account was named Mercury Basic Value V.I. Class III Variable Account. Prior to 05/01/2005, the variable account was named Merrill Lynch Basic Value V.I. Class III Variable Account.

(9)	Prior to 10/01/2006, BlackRock Global Allocation V.I. Class III Variable Account was named Mercury Global Allocation V.I. Class III Variable Account. Prior to 05/01/2005, the variable account was named Merrill Lynch Global Allocation V.I. Class III Variable Account.

(10)	The annualized investment income ratios for the periods from inception to December 31, 2007 were 20.70%, 43.03%, 17.79%, 24.07%, 13.39%, and 13.07% for the Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, and Fidelity VIP Freedom 2030 Service Class 2 Variable Accounts, respectively. If not annualized, the investment income ratios were 3.63%, 2.24%, 3.27%, 1.91%, 1.94% and 3.04%, respectively.
See Notes to Financial Statements

SA-27

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2007 is comprised of sixty-six subaccounts called Variable Accounts. The assets in each of the Variable Accounts invest in the corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of Pacific Select Fund, M Fund, Inc., BlackRock Variable Series Funds, Inc., Fidelity® Variable Insurance Products Funds, Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, MFS® Variable Insurance Trust, Premier VIT, T. Rowe Price Equity Series, Inc., Van Eck Worldwide Insurance Trust, and XTF Advisors Trust (collectively, the “Funds”) as presented in the Schedule of Investments in Section I of this brochure.
     Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are either included in Sections A through H of this brochure or provided separately and should be read in conjunction with the Separate Account’s financial statements.
     The Separate Account organized and registered with the Securities and Exchange Commission (“SEC”) twenty-two new Variable Accounts listed in the following table:

Commenced
Variable Accounts	Operations on

Floating Rate Loan	May 4, 2007
Fidelity VIP Freedom Income Service Class 2	October 29, 2007
Fidelity VIP Freedom 2010 Service Class 2	December 13, 2007
Fidelity VIP Freedom 2015 Service Class 2	October 26, 2007
Fidelity VIP Freedom 2020 Service Class 2	December 3, 2007
Fidelity VIP Freedom 2025 Service Class 2	November 9, 2007
Fidelity VIP Freedom 2030 Service Class 2	October 8, 2007
International Growth Service Class	May 3, 2007
Risk-Managed Core Service Class	June 21, 2007
Mid Cap Growth Service Class	May 16, 2007
US Strategic Equity	May 21, 2007
Legg Mason Partners Variable Aggressive Growth — Class II	May 3, 2007
Legg Mason Partners Variable Mid Cap Core — Class II	May 21, 2007
MFS New Discovery Series Service Class	May 14, 2007
MFS Utilities Series Service Class	May 11, 2007
OpCap Small Cap	May 24, 2007
ETF 2010	June 26, 2007
ETF 2015	June 11, 2007
ETF 2020	May 17, 2007
ETF 2025	May 29, 2007
ETF 2030	May 4, 2007
ETF 2040+	May 17, 2007
     The net assets of the Pacific Select Fund’s Concentrated Growth and Capital Opportunities Portfolios, the underlying portfolios for the Concentrated Growth and Capital Opportunities Variable Accounts, respectively, were transferred to the Pacific Select Fund’s Equity and Main Street Core Portfolios (the “2007 Surviving Portfolios”), the underlying portfolios for the Equity and Main Street Core Variable Accounts, respectively, in exchange for shares of the 2007 Surviving Portfolios (the “2007 Reorganization”). The 2007 Reorganization took place on April 30, 2007. In connection with the 2007 Reorganization, a total of 1,528,682 outstanding accumulation units (valued at $8,185,234) of the Concentrated Growth Variable Account were exchanged for 575,774 accumulation units with equal value of the Equity Variable Account; and a total of 1,209,146 outstanding accumulation units (valued at $12,366,072) of the Capital Opportunities Variable Account were exchanged for 222,822 accumulation units with equal value of the Main Street Core Variable Account.
     The net assets of the Pacific Select Fund’s Aggressive Growth and Financial Services Portfolios, the underlying portfolios for the Aggressive Growth and Financial Services Variable Accounts, respectively, were transferred to the Pacific Select Fund’s Mid-Cap Growth and Large-Cap Value Portfolios (the “2006 Surviving Portfolios”), the underlying portfolios for the Mid-Cap Growth and Large-Cap Value Variable Accounts, respectively, in exchange for shares of the 2006 Surviving Portfolios (the “2006 Reorganization”). The 2006 Reorganization took place on April 28, 2006. In connection with the 2006 Reorganization, a total of 1,006,002 outstanding accumulation units (valued at $10,233,550) of the Aggressive Growth Variable Account were exchanged for 1,187,650 accumulation units with equal value of the Mid-Cap Growth Variable Account; and a total of 732,657 outstanding accumulation units (valued at $8,957,429) of the Financial Services Variable Account were exchanged for 586,882 accumulation units with equal value of the Large-Cap Value Variable Account.
     The net assets of the Pacific Select Fund’s Equity Income Portfolio, the underlying Portfolio for Equity Income Variable Account, was substituted by Pacific Select Fund’s American Funds Growth-Income Portfolio, the underlying Portfolio of American Funds Growth-Income Variable Account (the “2006 Substitution”). The 2006 Substitution took place on April 28, 2006. In connection with the 2006 Substitution, a total of 1,488,874 outstanding accumulation units (valued at $20,419,717) of the Equity Income Variable Account were substituted by 1,763,883 accumulation units with equal value of the American Funds Growth-Income Variable Account.
     The Separate Account was established by Pacific Life Insurance Company (“Pacific Life”) on May 12, 1988 and commenced operations on November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Life.
     The Separate Account funds individual flexible premium variable life insurance policies issued by Pacific Life. The assets of the Separate Account are carried at market value.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
     A. Valuation of Investments
     Investments in shares of the Funds are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds are discussed in the notes to their financial statements.

SA-28

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
     B. Security Transactions and Investment Income
     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Separate Account for its share of dividends are reinvested in additional full and fractional shares of the related Portfolios.
     C. Federal Income Taxes
     The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the policies.
3. CHARGES AND EXPENSES
     With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums to help pay for costs of distributing the policies and to pay state and local premiums taxes, any other taxes that may be imposed, and to compensate Pacific Life for certain costs or lost investment opportunities resulting from our amortization and delayed recognition of certain policy expenses for Federal income tax purposes. Pacific Life also makes certain deductions from the net assets of each Variable Account for charges for the mortality and expense risks and administrative expenses Pacific Life assumes, cost of insurance, charges for optional benefits and any withdrawal and surrender charges. The operating expenses of the Separate Account are paid by Pacific Life.
4. RELATED PARTY AGREEMENT
     Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, services as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.
5. PURCHASES AND SALES OF INVESTMENTS
     The cost of purchases (excluding dividend reinvestments) and proceeds from sales of investments for the year or periods ended December 31, 2007, were as follows:

Variable Accounts	Purchases	Sales
Small-Cap Growth (1)	$7,758,301	$3,944,970
International Value	36,672,000	30,717,163
International Small-Cap	12,658,963	1,783,956
Equity Index	29,890,083	57,513,109
Small-Cap Index	31,289,518	61,026,424
Diversified Research	8,050,309	14,772,585
Equity	12,535,272	11,005,263
American Funds Growth-Income	36,783,794	25,803,521
American Funds Growth	36,145,721	38,916,052
Large-Cap Value	12,045,542	15,113,417
Technology	8,597,388	7,120,327
Short Duration Bond	14,120,394	15,121,006
Floating Rate Loan (2)	14,133,067	4,589,014
Diversified Bond	18,962,255	1,117,374
Growth LT	12,252,156	44,510,634
Focused 30	18,045,454	6,366,885
Health Sciences	4,711,242	3,637,138
Mid-Cap Value	24,269,047	18,934,848
Large-Cap Growth	9,123,878	18,261,838
International Large-Cap	23,798,804	33,232,818
Small-Cap Value	9,493,925	14,928,776
Multi-Strategy	3,549,772	15,085,565
Main Street Core	18,899,893	12,686,567
Emerging Markets	27,653,611	18,082,105
Managed Bond	53,756,845	24,019,731
Inflation Managed	24,550,859	20,100,860
Money Market	333,567,937	299,206,600
High Yield Bond	26,591,939	26,290,912
Comstock	30,280,499	3,735,103
Mid-Cap Growth	19,777,414	12,865,841
Real Estate	11,141,038	25,041,464
Small-Cap Equity (1)	6,894,770	1,514,555
I	25,941,519	24,208,506
II	4,416,704	9,128,344
III	24,841,950	25,388,684
V	3,665,432	5,353,747
BlackRock Basic Value V.I. Class III	4,340,019	2,203,725
BlackRock Global Allocation V.I. Class III	7,197,035	1,012,062
Fidelity VIP Contrafund® Service Class 2	22,736,566	4,041,190
Fidelity VIP Freedom Income Service Class 2 (2)	11,611	111
Fidelity VIP Freedom 2010 Service Class 2 (2)	84,166	—
Fidelity VIP Freedom 2015 Service Class 2 (2)	372,827	36,378
Fidelity VIP Freedom 2020 Service Class 2 (2)	94,251	372
Fidelity VIP Freedom 2025 Service Class 2 (2)	2,419,623	11,735
Fidelity VIP Freedom 2030 Service Class 2 (2)	139,337	341
Fidelity VIP Growth Service Class 2	2,949,538	433,780
Fidelity VIP Mid Cap Service Class 2	13,320,852	2,960,474
Fidelity VIP Value Strategies Service Class 2	10,423,469	16,467,488
International Growth Service Class (2)	10,828,941	1,065,698
Risk-Managed Core Service Class (2)	162,493	4,350
Mid Cap Growth Service Class (2)	921,676	49,020
US Strategic Equity (2)	47,235	14,452
Legg Mason Partners Variable Aggressive Growth Class — II (2)	1,298,710	1,183,696
Legg Mason Partners Variable Mid Cap Core Class — II (2)	151,114	24,022
MFS New Discovery Series Service Class (2)	251,542	34,065
MFS Utilities Series Service Class (2)	14,189,704	199,135
OpCap Small Cap (2)	161,113	17,029
T. Rowe Price Blue Chip Growth — II	27,150,773	24,310,192
T. Rowe Price Equity Income — II	17,541,774	18,404,889
Van Eck Worldwide Hard Assets	20,009,688	15,955,372
ETF 2010 (2)	77,436	2,088
ETF 2015 (2)	89,403	1,320
ETF 2020 (2)	437,656	80,896
ETF 2025 (2)	408,600	64,948
ETF 2030 (2)	740,597	162,842
ETF 2040+ (2)	325,334	37,441

(1)	Prior to May 1, 2007, the Small-Cap Growth and Small-Cap Equity Variable Accounts were named Fasciano Small Equity and VN Small-Cap Value Variable Accounts, respectively.

(2)	Operations commenced during 2007 (See Note 1 to Financial Statements).

SA-29

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
6. CHANGES IN UNITS OUTSTANDING
     The changes in units outstanding for the years or periods ended December 31, 2007 and 2006, were as follows:

	2007			2006
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Small-Cap Growth (1)	1,328,245	(1,078,617)	249,628	1,183,129	(1,471,477)	(288,348)
International Value	3,613,315	(3,453,703)	159,612	3,266,578	(3,184,616)	81,962
International Small-Cap (2)	1,994,399	(1,040,736)	953,663	1,478,898	(230,027)	1,248,871
Equity Index	2,346,136	(2,818,358)	(472,222)	3,521,144	(4,091,145)	(570,001)
Small-Cap Index	5,200,162	(6,748,482)	(1,548,320)	6,744,476	(8,197,468)	(1,452,992)
Diversified Research	1,834,616	(2,281,739)	(447,123)	2,796,641	(2,634,540)	162,101
Equity	1,562,333	(1,454,993)	107,340	1,233,520	(1,906,741)	(673,221)
American Funds Growth-Income	3,864,346	(3,088,645)	775,701	4,021,867	(1,245,687)	2,776,180
American Funds Growth	6,462,193	(6,637,139)	(174,946)	3,478,056	(1,226,408)	2,251,648
Large-Cap Value	3,802,400	(3,990,480)	(188,080)	4,789,891	(5,067,162)	(277,271)
Technology	2,725,068	(2,587,133)	137,935	3,018,801	(2,372,214)	646,587
Short Duration Bond	2,099,182	(2,193,911)	(94,729)	2,080,756	(1,755,507)	325,249
Floating Rate Loan (3)	1,492,611	(529,620)	962,991
Diversified Bond (2)	2,197,179	(525,995)	1,671,184	1,251,450	(254,362)	997,088
Growth LT	1,528,998	(2,217,785)	(688,787)	2,369,682	(2,841,254)	(471,572)
Focused 30	3,200,064	(2,406,722)	793,342	5,009,603	(4,532,183)	477,420
Health Sciences	1,180,515	(1,106,060)	74,455	1,291,653	(1,163,762)	127,891
Mid-Cap Value	4,701,984	(4,507,228)	194,756	6,585,071	(6,509,583)	75,488
Large-Cap Growth	2,666,940	(3,784,818)	(1,117,878)	3,214,242	(2,199,524)	1,014,718
International Large-Cap	7,575,096	(8,276,120)	(701,024)	8,521,982	(7,320,730)	1,201,252
Small-Cap Value	2,789,105	(3,035,336)	(246,231)	2,570,119	(2,133,488)	436,631
Multi-Strategy	419,934	(641,403)	(221,469)	729,984	(1,037,943)	(307,959)
Main Street Core	857,901	(743,735)	114,166	715,908	(1,046,246)	(330,338)
Emerging Markets	3,297,383	(3,008,268)	289,115	4,037,081	(3,842,816)	194,265
Managed Bond	5,791,955	(5,040,503)	751,452	6,518,394	(5,987,184)	531,210
Inflation Managed	1,832,522	(1,716,114)	116,408	1,917,796	(1,906,112)	11,684
Money Market	41,973,985	(40,434,947)	1,539,038	37,259,145	(37,613,403)	(354,258)
High Yield Bond	1,358,115	(1,355,359)	2,756	1,452,013	(1,576,909)	(124,896)
Comstock	4,191,474	(2,218,901)	1,972,573	3,843,463	(2,786,417)	1,057,046
Mid-Cap Growth	6,065,688	(5,452,366)	613,322	7,247,004	(5,871,628)	1,375,376
Real Estate	1,732,006	(2,061,947)	(329,941)	2,051,186	(2,078,715)	(27,529)
Small-Cap Equity (1)	685,388	(315,543)	369,845	391,202	(184,571)	206,631
I	1,471,592	(1,436,624)	34,968	1,767,747	(1,504,841)	262,906
II	418,243	(616,197)	(197,954)	932,031	(764,726)	167,305
III	862,656	(872,515)	(9,859)	837,305	(863,831)	(26,526)
V	396,302	(499,078)	(102,776)	975,412	(709,000)	266,412
BlackRock Basic Value V.I. Class III (4)	534,033	(371,028)	163,005	385,151	(164,596)	220,555
BlackRock Global Allocation V.I. Class III (4)	600,505	(156,660)	443,845	303,941	(219,705)	84,236
Fidelity VIP Contrafund® Service Class 2	3,054,776	(1,707,936)	1,346,840	2,709,157	(2,166,018)	543,139
Fidelity VIP Freedom Income Service Class 2 (3)	1,154	(11)	1,143
Fidelity VIP Freedom 2010 Service Class 2 (3)	8,484	—	8,484
Fidelity VIP Freedom 2015 Service Class 2 (3)	36,931	(2,761)	34,170
Fidelity VIP Freedom 2020 Service Class 2 (3)	9,587	(38)	9,549
Fidelity VIP Freedom 2025 Service Class 2 (3)	247,965	(1,891)	246,074
Fidelity VIP Freedom 2030 Service Class 2 (3)	14,103	(131)	13,972
Fidelity VIP Growth Service Class 2	235,682	(46,415)	189,267	45,200	(12,406)	32,794
Fidelity VIP Mid Cap Service Class 2	1,410,663	(677,622)	733,041	1,403,588	(1,372,334)	31,254
Fidelity VIP Value Strategies Service Class 2	1,006,295	(1,468,870)	(462,575)	798,962	(34,821)	764,141
International Growth Service Class (3)	1,256,974	(390,154)	866,820
Risk-Managed Core Service Class (3)	16,147	(442)	15,705
Mid Cap Growth Service Class (3)	87,733	(5,156)	82,577
US Strategic Equity (3)	4,906	(1,444)	3,462
Legg Mason Partner Variable Aggressive Growth — Class II (3)	128,796	(120,655)	8,141
Legg Mason Partner Variable Mid Cap Core — Class II (3)	15,146	(2,588)	12,558
MFS New Discovery Series Service Class (3)	24,601	(2,152)	22,449
MFS Utilities Series Service Class (3)	1,315,413	(28,006)	1,287,407
OpCap Small Cap (3)	16,624	(1,931)	14,693
T. Rowe Price Blue Chip Growth — II	2,300,538	(2,086,199)	214,339	185,814	(46,973)	138,841
T. Rowe Price Equity Income — II	4,939,215	(5,011,343)	(72,128)	2,957,440	(1,377,544)	1,579,896
Van Eck Worldwide Hard Assets	1,998,450	(1,752,342)	246,108	2,956,922	(1,625,407)	1,331,515

See explanation of references on SA-31

SA-30

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)

	2007			2006
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
ETF 2010 (3)	7,853	(291)	7,562
ETF 2015 (3)	8,730	(141)	8,589
ETF 2020 (3)	43,682	(8,235)	35,447
ETF 2025 (3)	41,124	(6,520)	34,604
ETF 2030 (3)	59,183	(2,093)	57,090
ETF 2040+ (3)	30,512	(1,468)	29,044

(1)	Prior to May 1, 2007, the Small-Cap Growth and Small-Cap Equity Variable Accounts were named Fasciano Small Equity and VN Small-Cap Value Variable Accounts, respectively.

(2)	Operations commenced on May 1, 2006.

(3)	Operations commenced during 2007 (See Note 1 to Financial Statements).

(4)	Prior to October 1, 2006, the BlackRock Basic Value V.I. Class III and BlackRock Global Allocation V.I. Class III Variable Accounts were named Mercury Basic Value V.I. Class III and Mercury Global Allocation V.I. Class III Variable Accounts, respectively.

SA-31

INDEPENDENT AUDITORS’ REPORT
Pacific Life Insurance Company and Subsidiaries:
We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 1 to the consolidated financial statements, in 2007 the Company changed its method of accounting and reporting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts and for defined benefit pension and other postretirement plans.
As discussed in Note 6 to the consolidated financial statements, the accompanying consolidated financial statements have been reclassified to give effect to broker-dealer discontinued operations.
March 7, 2008

PL-1

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2007	2006

	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$26,854	$25,783
Equity securities available for sale, at estimated fair value	409	428
Mortgage loans, net	4,585	3,567
Policy loans	6,410	6,068
Other investments	2,156	1,600

TOTAL INVESTMENTS	40,414	37,446
Cash and cash equivalents	521	1,341
Deferred policy acquisition costs	4,481	4,248
Other assets	1,482	1,262
Separate account assets	57,605	48,900

TOTAL ASSETS	$104,503	$93,197

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Policyholder account balances	$32,017	$30,744
Future policy benefits	6,025	5,341
Short-term and long-term debt	397	187
Other liabilities	1,878	1,748
Separate account liabilities	57,605	48,900

TOTAL LIABILITIES	97,922	86,920

Commitments and contingencies (Note 19)
Stockholder’s Equity:
Common stock — $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	505	505
Retained earnings	5,814	5,244
Accumulated other comprehensive income	232	498

TOTAL STOCKHOLDER’S EQUITY	6,581	6,277

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$104,503	$93,197

See Notes to Consolidated Financial Statements

PL-2

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
REVENUES
Policy fees and insurance premiums	$1,780	$1,538	$1,361
Net investment income	2,114	2,042	1,918
Net realized investment gain (loss)	(46)	62	23
Realized investment gain on interest in PIMCO		32	104
Investment advisory fees	327	319	249
Other income	98	47	23

TOTAL REVENUES	4,273	4,040	3,678

BENEFITS AND EXPENSES
Interest credited to policyholder account balances	1,266	1,219	1,198
Policy benefits paid or provided	855	780	706
Commission expenses	690	606	530
Operating expenses	740	630	642

TOTAL BENEFITS AND EXPENSES	3,551	3,235	3,076

INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	722	805	602
Provision for income taxes	98	198	100

INCOME FROM CONTINUING OPERATIONS	624	607	502
Cumulative adjustment due to change in accounting principle			(2)
Minority interest	(36)	(13)	(1)
Discontinued operations, net of taxes	11	(4)	43

NET INCOME	$599	$590	$542

See Notes to Consolidated Financial Statements

PL-3

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

					Accumulated Other
					Comprehensive Income (Loss)
					Unrealized
					Gain (Loss) on
					Derivatives
			Unearned		and Securities
	Common	Paid-in	ESOP	Retained	Available for	Other,
	Stock	Capital	Shares	Earnings	Sale, Net	Net	Total

	(In Millions)
BALANCES, JANUARY 1, 2005	$30	$497	($17)	$4,297	$909	$124	$5,840
Comprehensive income (loss):
Net income				542			542
Other comprehensive loss, net					(227)	(46)	(273)

Total comprehensive income							269
Other equity adjustments		5	9				14

BALANCES, DECEMBER 31, 2005	30	502	(8)	4,839	682	78	6,123
Comprehensive income (loss):
Net income				590			590
Other comprehensive loss, net					(246)	(16)	(262)

Total comprehensive income							328
Dividends paid				(185)			(185)
Other equity adjustments		3	8				11

BALANCES, DECEMBER 31, 2006	30	505	0	5,244	436	62	6,277
Comprehensive income (loss):
Net income				599			599
Other comprehensive loss, net					(250)	(16)	(266)

Total comprehensive income							333
Cumulative effect of adoption of new accounting principle, net of tax				(29)			(29)

BALANCES, DECEMBER 31, 2007	$30	$505	$0	$5,814	$186	$46	$6,581

See Notes to Consolidated Financial Statements

PL-4

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income excluding discontinued operations	$588	$594	$499
Adjustments to reconcile net income excluding discontinued operations to net cash provided by operating activities:
Net accretion on fixed maturity securities	(150)	(126)	(96)
Depreciation and other amortization	66	63	34
Deferred income taxes	1	49	61
Net realized investment (gain) loss	46	(62)	(23)
Realized investment gain on interest in PIMCO		(32)	(104)
Net change in deferred policy acquisition costs	(302)	(496)	(452)
Interest credited to policyholder account balances	1,266	1,219	1,198
Change in future policy benefits and other insurance liabilities	666	502	172
Other operating activities, net	(58)	294	316

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	2,123	2,005	1,605
Net cash used in operating activities of discontinued operations	(71)	(16)	(75)

NET CASH PROVIDED BY OPERATING ACTIVITIES	2,052	1,989	1,530

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(5,885)	(5,037)	(4,061)
Sales	2,041	2,039	1,509
Maturities and repayments	2,718	2,937	2,381
Repayments of mortgage loans	439	1,330	423
Purchases of mortgage loans and real estate	(1,658)	(1,140)	(1,153)
Change in policy loans	(342)	(164)	(275)
Interest in PIMCO		88	266
Purchases and terminations of derivative instruments	(58)	(9)	105
Change in collateral received or pledged	17	143	(317)
Other investing activities, net	(222)	(237)	(421)

NET CASH USED IN INVESTING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	(2,950)	(50)	(1,543)
Net cash provided by (used in) investing activities of discontinued operations	76	(9)	(3)

NET CASH USED IN INVESTING ACTIVITIES	(2,874)	(59)	(1,546)

(Continued)
See Notes to Consolidated Financial Statements

PL-5

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2007	2006	2005

	(In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$6,876	$4,760	$5,275
Withdrawals	(7,131)	(5,940)	(5,389)
Net change in short-term debt	100
Issuance of long-term debt	136	9	2
Payments of long-term debt	(33)	(19)	(23)
Dividends paid		(169)
Other financing activities, net	54	11	10

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	2	(1,348)	(125)

Net change in cash and cash equivalents	(820)	582	(141)
Cash and cash equivalents, beginning of year	1,341	759	900

CASH AND CASH EQUIVALENTS, END OF YEAR	$521	$1,341	$759

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid, net	$155	$44	$231
Interest paid	$19	$16	$16

See Notes to Consolidated Financial Statements

PL-6

Pacific Life Insurance Company and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the California Department of Insurance and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, individual annuities, mutual funds, and pension and institutional products. Pacific Life’s primary business operations provide life insurance products, individual annuities and mutual funds, and offer to individuals, businesses, and pension plans a variety of investment products and services.

Pacific Life transferred its legal domicile from the State of California to the State of Nebraska effective September 1, 2005. PMHC transferred its state of legal domicile from the State of California to the State of Nebraska, effective June 29, 2007, to reunite PMHC and Pacific Life under one regulatory authority.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life and its subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) in which the Company was determined to be the primary beneficiary. All significant intercompany transactions and balances have been eliminated. Included in other liabilities is minority interest of $181 million and $92 million as of December 31, 2007 and 2006, respectively.

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI), which is a comprehensive basis of accounting other than U.S. GAAP (Note 2). These consolidated financial statements materially differ from those filed with regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as significant, as they involve a higher degree of judgment and are subject to a significant degree of variability:
•	The fair value of investments in the absence of quoted market values

•	Investment impairments

•	Application of the consolidation rules to certain investments

•	The fair value of and accounting for derivatives

•	The capitalization and amortization of deferred policy acquisition costs (DAC)

•	The liability for future policyholder benefits

•	Accounting for income taxes and the valuation of deferred income tax assets and liabilities and unrecognized tax benefits

•	Accounting for reinsurance transactions

•	Litigation and other contingencies

PL-7

Certain reclassifications have been made to the 2006 and 2005 consolidated financial statements to conform to the 2007 financial statement presentation. The most significant conforming reclassification was reflecting the Company’s broker-dealer operations as a discontinued operation (Note 6).

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Effective December 31, 2007, the Company adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standard (SFAS) No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans. This statement requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in its statement of financial condition and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. The Company’s adoption of SFAS No. 158 resulted in a reduction to other comprehensive income (OCI) of $20 million, net of taxes.

Effective January 1, 2007, the Company adopted FASB Interpretation No. (FIN) 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109. FIN 48 presents a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. There is a two-step evaluation process. The first step is recognition and a company must determine whether it is more likely than not that a tax position will be sustained. The second step is measurement. A tax position that meets the more likely than not recognition threshold should be measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company’s policy is to recognize interest expense and penalties related to unrecognized tax benefits as a component of the provision for income taxes. The adoption of FIN 48 had no impact on the Company’s consolidated financial statements, and therefore, there was no cumulative effect related to the adoption of FIN 48.

Effective May 2, 2007, the Company adopted FASB Staff Position (FSP) No. FIN 48-1, Definition of Settlement in FASB Interpretation No. 48. This FSP amends FIN 48 to provide guidance on how to determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits. This statement is effective upon the initial adoption of FIN 48 with retrospective application if the provisions of this FSP were not previously applied. The adoption of this FSP had no impact on the Company’s consolidated financial statements, and therefore, there was no retrospective adjustment.

Effective January 1, 2007, the Company adopted SFAS No. 155, Accounting for Certain Hybrid Instruments. SFAS No. 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125. SFAS No. 155 (i) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (ii) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; (iii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iv) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (v) amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity (SPE) from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. The adoption of SFAS No. 155 did not have a material impact on the Company’s consolidated financial statements.

Effective January 1, 2007, the Company adopted American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. This SOP provides guidance on accounting for DAC on internal replacements on insurance and investment contracts other than those described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the AICPA issued related Technical Practice Aids (TPAs) to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1. The adoption of SOP 05-1 and the related TPAs resulted in a

PL-8

reduction to DAC and the Company recorded a cumulative effect adjustment of $29 million, net of taxes, which was recorded as a reduction to retained earnings.
In April 2006, the FASB issued FSP FIN 46(R)-6, Determining the Variability to Be Considered in Applying FASB Interpretation No. 46(R). This FSP addresses how an entity determines the variability to be considered in applying FIN 46 (revised December 2003), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46(R)). The variability affects the determination of whether an entity is a VIE, which interests are variable interests in an entity, and which party is the primary beneficiary of the VIE. That variability affects any calculation of expected losses and expected residual returns, if such a calculation is necessary. FSP FIN 46(R)-6 was effective for the Company beginning July 1, 2006. Adoption did not impact the Company’s consolidated financial statements.

Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections. This statement changes the requirements for the accounting for and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle as well as changes required by a new accounting pronouncement. It establishes, unless impracticable, retrospective application as the required method for reporting a change in accounting principle in the absence of explicit transition requirements specific to a newly adopted accounting principle.

Effective January 1, 2006, the Company adopted FSP SFAS No. 115-1 and SFAS No. 124-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. The guidance within this FSP is applicable to debt and equity securities that are within the scope of SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. This FSP nullifies certain requirements of Emerging Issues Task Force (EITF) Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments, regarding the recognition of other than temporary impairments and restores the guidance for determination of other than temporary impairment to SFAS No. 115, EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets, and Accounting Principles Board Opinion No. 18, The Equity Method of Accounting for Investments in Common Stock. This FSP adopts the disclosure requirements of EITF Issue No. 03-1. For other than temporarily impaired debt securities, the investor will account for the debt security as if the debt security was purchased on the measurement date of the other than temporary impairment. The discount recorded for the debt security will be amortized over the remaining life of the debt security as a yield adjustment. Adoption did not have a material impact on the Company’s consolidated financial statements.

Under FIN 46, Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51, the consolidation requirements for the Company’s VIEs, created prior to December 31, 2003, were applied effective January 1, 2005. The Company determined that it is the primary beneficiary of a Collateralized Debt Obligation (CDO) VIE of high-yield debt securities that it sponsored in 1998 (Note 4). In accordance with the transition provisions of FIN 46(R), the Company increased assets $67 million, liabilities $65 million, including non-recourse debt of $62 million, accumulated other comprehensive income (AOCI) $4 million and decreased net income by $2 million as a cumulative adjustment due to a change in accounting principle upon the adoption of FIN 46(R).

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51. SFAS No. 160 improves the relevance, comparability and transparency of the financial information that a company provides in its consolidated financial statements by establishing accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. This statement is effective beginning January 1, 2009. The Company is evaluating the impact of SFAS No. 160 on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations, which replaces SFAS No. 141, Business Combinations. SFAS No. 141(R) establishes principles and requirements for how the acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree, recognizes and measures the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This statement is effective beginning January 1, 2009. The Company is evaluating the impact of SFAS No. 141(R) on its consolidated financial statements.

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In April 2007, the FASB issued FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39. FSP FIN 39-1 amends FIN No. 39, Offsetting of Amounts Related to Certain Contracts, to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP FIN 39-1 also amends FIN 39 for certain terminology modifications. This statement permits offsetting of fair value amounts recognized for derivative instruments under master netting arrangements. FSP FIN 39-1 is effective beginning January 1, 2008 and adoption is not expected to have a material impact on the Company’s consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an amendment of FASB Statement No. 115. This statement permits companies to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. This statement also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. This statement is effective beginning January 1, 2008. Adoption of SFAS No. 159 is not expected to have any impact on the Company’s consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. This statement creates a common definition of fair value to be used throughout U.S. GAAP. SFAS No. 157 will apply whenever another standard requires or permits assets or liabilities to be measured at fair value, with certain exceptions. The standard establishes a hierarchy for determining fair value, which emphasizes the use of observable market data whenever available. The statement also requires expanded disclosures, which include the extent to which assets and liabilities are measured at fair value, the methods and assumptions used to measure fair value and the effect of fair value measures on earnings. This statement is effective beginning January 1, 2008. Adoption is not expected to have a material impact on the Company’s consolidated financial statements.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to DAC and future policy benefits, recorded as a component of OCI. For mortgage-backed securities and asset-backed securities (ABS) included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

The estimated fair value of fixed maturity and equity securities is generally obtained from independent pricing services. For fixed maturity securities not able to be priced by independent services (generally private placement and low volume traded securities), an internally developed matrix is used. The matrix utilizes the fair market yield curves, provided by a major independent data service, which determines the discount yield based upon the security’s weighted-average life, rating, and liquidity spread. The estimated fair value of the security is calculated as the present value of the estimated cash flows discounted at the yield determined above. For those securities not priced externally or by the matrix, the estimated fair value is internally determined, utilizing various techniques in valuing complex investments with variable cash flows. Equity securities available for sale include common stocks that have a readily determinable fair value and perpetual preferred stocks.

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The following table identifies the estimated fair value of fixed maturity securities by pricing sources:

	December 31, 2007		December 31, 2006
	Fixed Maturities	% of	Fixed Maturities	% of
	at Estimated	Estimated	at Estimated	Estimated
	Fair Value	Fair Value	Fair Value	Fair Value

	(In Millions)
Independent market quotations	$19,815	73.8%	$19,708	76.4%
Matrix-priced	5,743	21.4%	5,455	21.2%
Other methods	1,296	4.8%	620	2.4%

	$26,854	100.0%	$25,783	100.0%

The matrix-priced securities primarily consist of private placements and have an average duration of four and a half years as of December 31, 2007 and 2006.

The Company assesses whether other than temporary impairments have occurred based upon the Company’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value. All securities with a gross unrealized loss at the consolidated statement of financial condition date are subjected to the Company’s process for identifying other than temporary impairments. The Company considers a wide range of factors, as described below, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in the Company’s evaluation of each security are assumptions and estimates about the operations of the issuer and its future earnings potential.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:
•	The duration and extent that the estimated fair value has been below net carrying amount

•	Industry factors or conditions related to a geographic area that are negatively affecting the security

•	Underlying valuation of assets specifically pledged to support the credit

•	Past due interest or principal payments or other violation of covenants

•	Deterioration of the overall financial condition of the specific issuer

•	Downgrades by a rating agency

•	Ability and intent to hold the investment for a period of time to allow for a recovery of value

•	Fundamental analysis of the liquidity and financial condition of the specific issuer
Also, the Company estimates the cash flows over the life of certain purchased beneficial interests in securitized financial assets. Based upon current information and events, if the estimated fair value of its beneficial interests is less than or equal to its net carrying amount and if there has been an adverse change in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other than temporary impairment is recognized.

Securities and purchased beneficial interests that are deemed to be other than temporarily impaired are written down to estimated fair value in the period the securities or purchased beneficial interest are deemed to be impaired.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss). The Company also includes other than temporary impairment write-downs in net realized investment gain (loss).

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees, valuation allowances and write-downs. Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans deemed to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s estimate of the present value of the expected future cash flows discounted at the current market rate. Changes to the valuation allowance are recorded in net realized investment gain (loss). Policy loans are stated at unpaid principal balances.

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Other investments primarily consist of partnership and joint ventures, real estate investments, derivative instruments, non marketable equity securities, and low income housing related investments qualifying for tax credits (LIHTC). Partnership and joint venture interests where the Company does not have a controlling interest or majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position. Real estate investments are carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss). Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received, in accordance with legally enforceable counterparty master netting agreements (Note 9).

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated cost basis adjustment to the hedged item is amortized into net investment income or interest credited to policyholder account balances over its remaining life.

Investments in LIHTC are recorded under either the effective interest method, if they meet certain requirements, including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income, and the related tax credits are recorded in the provision for income taxes. The amortization recorded in net investment income was $20 million, $24 million and $23 million for the years ended December 31, 2007, 2006 and 2005, respectively.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. DAC related to internally replaced contracts (as defined by SOP 05-1), is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract. However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed. As of December 31, 2007 and 2006, the carrying value of DAC was $4.5 billion and $4.2 billion, respectively (Note 7).

For universal life (UL), variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts. Actual gross margins or profits can vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy

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reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.
Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges up to 8.0%.

A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to future EGPs to the extent that actual or anticipated experience necessitates such a prospective change (Note 7).

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company offers a sales inducement to the policyholder where the policyholder receives a bonus credit, typically ranging from 4.0% to 5.0% of each deposit. The capitalized sales inducement balances included in the DAC asset were $552 million and $538 million as of December 31, 2007 and 2006, respectively.

GOODWILL FROM ACQUISITIONS

The Company’s acquisitions are accounted for under the purchase method of accounting. Goodwill from acquisitions, included in other assets, totaled $15 million and $22 million as of December 31, 2007 and 2006, respectively. There were no goodwill impairment write-downs from continuing operations during the years ended December 31, 2007, 2006 and 2005.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and investment-type contracts, such as funding agreements, fixed account liabilities and guaranteed interest contracts (GICs), are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments. Interest credited to these contracts primarily ranged from 2.0% to 8.0%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement and structured settlement annuities, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses. Interest rates used in establishing such liabilities ranged from 1.6% to 11.0%.

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or unearned revenue reserves, are recognized in income over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.

Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 4.5% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits.

As of December 31, 2007 and 2006, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

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REVENUES, BENEFITS AND EXPENSES

Insurance premiums, annuity contracts with life contingencies and traditional life and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for liabilities for future policy benefits, expenses of contract administration and the amortization of DAC.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in revenue over the periods benefited. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts.

Investment advisory fees are primarily fees earned from the Pacific Select Fund, the investment vehicle provided to the Company’s variable universal life (VUL) and variable annuity contract holders. These fees are based upon the net asset value of the underlying portfolios, and are recorded as earned. Related subadvisory expense is included in operating expenses and recorded when incurred.

DEPRECIATION AND AMORTIZATION

Depreciation of investment real estate is computed using the straight-line method over estimated useful lives, which range from 5 to 30 years. Depreciation of investment real estate is included in net investment income. Certain other assets are depreciated or amortized using the straight-line method over estimated useful lives, which range from 3 to 40 years. Depreciation and amortization of certain other assets are included in operating expenses.

INCOME TAXES

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life and its wholly owned, Arizona domiciled life insurance subsidiary, Pacific Life & Annuity Company (PL&A), and Pacific Alliance Reinsurance Company of Vermont (PAR Vermont), a Vermont-based life reinsurance company wholly owned by Pacific Life, are taxed as life insurance companies for Federal income tax purposes. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or, if necessary, file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated tax expense or benefit based principally on the effect of including their operations in PMHC’s returns under a tax sharing agreement. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets and liabilities are recorded at estimated fair value and represent legally segregated contract holder funds. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

In accordance with SOP 03-1, Accounting and Reporting by Insurance Enterprises for Certain Non Traditional Long-Duration Contracts and for Separate Accounts, for separate account funding agreements where the Company provides a

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guarantee of principal and interest to the contract holder and the Company bears all the risks and rewards of the investments underlying the separate account, the related investments and liabilities are recognized as investments and liabilities in the consolidated statements of financial condition. Revenue and expenses are recognized within the respective revenue, and benefit and expense lines in the consolidated statements of operations.
FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 8, 9 and 12, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

2.	STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS

STATUTORY ACCOUNTING PRACTICES

Pacific Life prepares its regulatory statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

As a result of Pacific Life’s use of a NE DOI permitted accounting practice and a NE DOI prescribed accounting practice that differs from statutory accounting practices adopted by the National Association of Insurance Commissioners (NAIC), Pacific Life’s statutory capital and surplus as of December 31, 2007 did not reflect a net unrealized loss of $45 million. This net unrealized loss primarily relates to certain statutory separate account assets that are carried at book value instead of estimated fair value. Pacific Life’s statutory capital and surplus as of December 31, 2006 did not reflect a net gain of $5 million related to these practices.

STATUTORY NET INCOME AND SURPLUS

Statutory net income of Pacific Life was $362 million, $362 million and $234 million for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory capital and surplus of Pacific Life was $3,708 million and $3,218 million as of December 31, 2007 and 2006, respectively.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2007 and 2006, Pacific Life, PL&A and PAR Vermont exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws. These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Generally, these restrictions pose no short-term liquidity concerns for

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Pacific LifeCorp. Based on these restrictions and 2007 statutory results, Pacific Life could pay $350 million in dividends in 2008 to Pacific LifeCorp without prior approval from the NE DOI, subject to the notification requirement.
During the year ended December 31, 2006, Pacific Life paid two dividends totaling $185 million to Pacific LifeCorp; a $25 million dividend, consisting of $9 million in cash and a real estate investment with an estimated fair value of $16 million, and a $160 million cash dividend. No dividends were paid during 2007 and 2005.

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2007 statutory results, PL&A could pay $6 million in dividends to Pacific Life in 2008 without prior regulatory approval. No dividends were paid during 2007, 2006 and 2005.

3.	CLOSED BLOCK

In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $284 million and $280 million as of December 31, 2007 and 2006, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $308 million and $306 million as of December 31, 2007 and 2006, respectively. The net contribution to income from the Closed Block was insignificant for the years ended December 31, 2007, 2006 and 2005.

4.	VARIABLE INTEREST ENTITIES

The following table presents, as of December 31, 2007 and 2006, the total assets and maximum exposure to loss relating to VIEs, which the Company (i) has consolidated because it is the primary beneficiary or (ii) holds a significant variable interest, but has not consolidated because it is not the primary beneficiary:

	Primary Beneficiary		Not Primary Beneficiary
		Maximum		Maximum
	Total	Exposure to	Total	Exposure to
	Assets	Loss	Assets	Loss

	(In Millions)
December 31, 2007:
Private equity fund	$194	$25
Warehouse facility	18	5
Collateralized debt obligations	6	3
Asset-backed securities			$3,816	$187

Total	$218	$33	$3,816	$187

December 31, 2006:
Private equity fund	$98	$13
Collateralized debt obligations	27	3	$50	$1
Asset-backed securities			2,466	266
Asset Management Finance Corp.			128	55

Total	$125	$16	$2,644	$322

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PRIVATE EQUITY FUND
Private equity fund is a limited partnership that was established in July 2005 and is the general partner of two funds that invest in private equity funds for outside investors. The Company provides investment management services to the fund for a fee and receives carried interest based upon the performance of the fund. The Company has not guaranteed the performance, liquidity or obligations of the fund, and the Company’s maximum exposure to loss is equal to the carrying amounts. The Company was determined to be the primary beneficiary of this VIE and it is consolidated into the financial statements of the Company.
WAREHOUSE FACILITY
The Company determined that it was the primary beneficiary of a warehouse facility that it sponsored in 2007 for the purpose of issuing a collateralized loan obligation. The Company has not guaranteed the performance, liquidity or obligations of the warehouse facility. The maximum exposure to loss is limited to the carrying amounts of the retained interests, which represent the equity in the facility. This facility was consolidated into the financial statements of the Company. Non-recourse debt consolidated from the facility was $13 million as of December 31, 2007.
COLLATERALIZED DEBT OBLIGATIONS
The Company is the collateral manager and beneficial interest holder of CDOs of high yield debt securities. As the collateral manager, the Company earns management fees on the outstanding asset balance, which are recorded in net investment income as earned. The collateral management fees were insignificant for the years ended December 31, 2007, 2006 and 2005. The Company has not guaranteed the performance, liquidity or obligations of the CDO. The maximum exposure to loss is limited to the carrying amounts of retained interests.
The Company determined that it is the primary beneficiary of a CDO that it sponsored in 1998 and it is consolidated into the financial statements of the Company. Non-recourse debt consolidated from this CDO was $2 million and $22 million as of December 31, 2007 and 2006, respectively. There were two other CDOs not consolidated by the Company as the Company had determined that it was not the primary beneficiary of these entities. These two entities were fully repaid during the year ended December 31, 2007, and the Company is no longer the collateral manager.
ASSET-BACKED SECURITIES
As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests in ABS. These beneficial interests are issued from bankruptcy-remote SPEs, which are collateralized by financial assets including corporate debt. The Company has not guaranteed the performance, liquidity or obligations of the SPEs, and the Company’s maximum exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The ABS investments are not consolidated by the Company as the Company has determined that it is not the primary beneficiary of these entities.
ASSET MANAGEMENT FINANCE CORP.
On August 1, 2007, Pacific Life sold its 43% common stock ownership in Asset Management Finance Corp. (AMFC), a financial advisor for investment management firms, and recognized a pre-tax gain of $16 million. Pacific Life was determined not to be the primary beneficiary of the VIE and AMFC was not consolidated into the financial statements of the Company. As of December 31, 2007 and 2006, $20 million in subordinated debt that Pacific Life funded to AMFC was outstanding.
5.	INTEREST IN PIMCO
The Company owns a beneficial economic interest in Pacific Investment Management Company LLC (PIMCO) through Allianz Global Investors of America LLC (interest in PIMCO). PIMCO offers investment products through managed accounts and institutional, retail and offshore mutual funds. The interest in PIMCO is reported in other investments at estimated fair value, as determined by the put and call option price described below, with changes in estimated fair value reported as a component of OCI, net of taxes. As of December 31, 2007 and 2006, the interest in PIMCO had an estimated fair value of $288 million and $286 million, respectively.

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In May 2000, Allianz of America, Inc. (Allianz), a subsidiary of Allianz SE, acquired substantially all interests in PIMCO, other than those beneficially owned by the Company. In connection with this transaction, the interest in PIMCO is subject to a Continuing Investment Agreement (Agreement) with Allianz that provides for put options held by the Company, and call options held by Allianz. The per unit value, as determined by a formula in the Agreement, is subject to a cap and a floor of $600,000 and $500,000 per unit, respectively. The per unit value reached the cap of $600,000 as of June 30, 2007 and was $600,000 as of December 31, 2007 and $596,084 as of December 31, 2006. In January 2005, the Company and Allianz reached an agreement whereby Allianz agreed to pay an additional $5,373 per unit for all of the Company’s interest in PIMCO. The higher unit price was applied retroactively to all units previously sold and will be applied prospectively to the sale of all remaining units. The Company recognized a pre-tax gain of $1 million and $17 million during the years ended December 31, 2006 and 2005, respectively, related to this agreement.
During the year ended December 31, 2006, Allianz exercised a call option of $88 million to purchase a portion of the Company’s interest in PIMCO. The pre-tax gain recognized for the year ended December 31, 2006 was $31 million.
During the year ended December 31, 2005, Allianz exercised a call option and bought approximately $250 million of the Company’s interest in PIMCO. The pre-tax gain recognized for the year ended December 31, 2005 was $87 million.
During the first quarter of 2008, the Company exercised a put option and sold all of its remaining interest in PIMCO to Allianz for $288 million.
6.	DISCONTINUED OPERATIONS
The Company’s broker-dealer operations and group insurance business have been reflected as discontinued operations in the Company’s consolidated financial statements. Discontinued operations do not include the operations of Pacific Select Distributors, Inc. (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, which primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by the Company, and mutual funds.
In March 2007, the Company classified its broker-dealer subsidiaries, other than PSD, as held for sale. On June 20, 2007, a transaction closed whereby the Company sold certain of these broker-dealer subsidiaries to an unrelated third-party. Proceeds from the sale included cash of $53 million and a common stock interest in the buyer’s parent of $57 million. A pre-tax gain of $54 million was recognized from this sale. On December 31, 2007, a transaction closed whereby the Company sold another one of its broker-dealer subsidiaries to subsidiary management. The Company incurred a pre-tax loss of $1 million from this transaction. As of December 31, 2007, one broker-dealer subsidiary remained classified as held for sale. On February 1, 2008, the Company signed a definitive agreement to sell this held for sale subsidiary to an unrelated third-party. The Company does not anticipate incurring a significant loss from this transaction. The transaction is expected to close in the first quarter of 2008, subject to regulatory approval.
On April 27, 2005 (Closing Date), the Company sold its group insurance business to an unrelated third-party. The transaction is structured as a coinsurance arrangement whereby the Company cedes to the buyer future premiums received for its existing group insurance business and the buyer assumes future claim liabilities following the Closing Date. Group insurance business liabilities arising prior to the Closing Date will not be reinsured. The buyer also obtained renewal rights for the existing business as of the Closing Date.

PL-18

Operating results of discontinued operations were as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Revenues	$276	$395	$582
Benefits and expenses	300	401	543

Income (loss) from discontinued operations	(24)	(6)	39
Provision (benefit) for income taxes	(8)	(2)	14

Income (loss) from discontinued operations, net of tax	(16)	(4)	25

Net gain on sale of discontinued operations	53		28
Provision for income taxes	26		10

Net gain on sale of discontinued operations, net of taxes	27	—	18

Discontinued operations, net of taxes	$11	($4)	$43

Revenues from the group insurance business were zero, $5 million and $221 million and from the broker-dealer operations were $276 million, $390 million and $361 million for the years ended December 31, 2007, 2006 and 2005, respectively. Benefits and expenses from the group insurance business were zero, $6 million and $185 million and from the broker-dealer operations were $300 million, $395 million and $358 million for the years ended December 31, 2007, 2006 and 2005, respectively.
The following describes the significant accounting policies for the Company’s discontinued operations. Group business insurance premiums are recognized as revenue when due. Commission revenues from the broker-dealer operations are generally recorded on the trade date. Benefits and expenses, including commission expenses are recorded when incurred.
Assets and liabilities from discontinued operations are included in other assets and other liabilities, respectively. Assets and liabilities as of December 31, 2007 are all held for sale except for $4 million of other assets and $24 million of other liabilities related to discontinued operations that have been sold. Assets and liabilities were all held for sale as of December 31, 2006. Major classes of assets and liabilities related to discontinued operations were as follows:

	December 31,
	2007	2006

	(In Millions)
Investments	$23	$17
Cash and cash equivalents	1	55
Other assets	20	57

Total assets	$44	$129

Short-term debt	$18	$12
Other liabilities	38	48

Total liabilities	$56	$60

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7.	DEFERRED POLICY ACQUISITION COSTS
Components of DAC are as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Balance, January 1	$4,248	$3,787	$3,278
Cumulative pre-tax effect of adoption of new accounting principle (Note 1)	(45)
Additions:
Capitalized during the year	852	999	906
Amortization:
Allocated to commission expenses	(432)	(399)	(355)
Allocated to operating expenses	(118)	(104)	(99)

Total amortization	(550)	(503)	(454)

Allocated to OCI	(24)	(35)	57

Balance, December 31	$4,481	$4,248	$3,787

During the years ended December 31, 2007, 2006 and 2005, the Company revised certain assumptions to develop EGPs for its products subject to DAC amortization (Note 1). This resulted in decreases in DAC amortization expense of $12 million and $16 million for the years ended December 31, 2007 and 2006, respectively, and an increase in DAC amortization expense of $29 million for the year ended December 31, 2005. The revised EGPs also resulted in decreased amortization of unearned revenue of $15 million for the year ended December 31, 2007 and increased amortization of unearned revenue of $4 million and $5 million for the years ended December 31, 2006 and 2005, respectively.
8.	INVESTMENTS
The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and changes in the estimated fair value of fixed maturity securities attributable to the hedged risk in a fair value hedge. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

PL-20

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
December 31, 2007:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$38	$5		$43
Obligations of states and political subdivisions	1,008	160	$2	1,166
Foreign governments	253	37		290
Corporate securities	16,047	501	203	16,345
Mortgage-backed and asset-backed securities	8,684	180	172	8,692
Redeemable preferred stock	327	10	19	318

Total fixed maturity securities	$26,357	$893	$396	$26,854

Total equity securities	$437	$5	$33	$409

December 31, 2006:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$45	$5		$50
Obligations of states and political subdivisions	1,220	205	$4	1,421
Foreign governments	332	32	1	363
Corporate securities	15,455	521	133	15,843
Mortgage-backed and asset-backed securities	7,740	165	102	7,803
Redeemable preferred stock	283	21	1	303

Total fixed maturity securities	$25,075	$949	$241	$25,783

Total equity securities	$407	$27	$6	$428

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2007, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
Due in one year or less	$1,159	$20	$5	$1,174
Due after one year through five years	5,722	201	30	5,893
Due after five years through ten years	5,833	145	81	5,897
Due after ten years	4,959	347	108	5,198

	17,673	713	224	18,162
Mortgage-backed and asset-backed securities	8,684	180	172	8,692

Total	$26,357	$893	$396	$26,854

PL-21

The following tables present the number of investments, and the estimated fair value and gross unrealized losses for fixed maturity and other securities, which include equity securities available for sale and other cost method investments, where the estimated fair value has declined and remained below the net carrying amount.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Millions)
December 31, 2007:
Obligations of states and political subdivisions	14	$61	($2)
Corporate securities	636	6,131	(203)
Mortgage-backed and asset-backed securities	454	4,731	(172)
Redeemable preferred stock	16	211	(19)

Total fixed maturity securities	1,120	11,134	(396)
Total other securities	57	378	(40)

Total	1,177	$11,512	($436)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Millions)			(In Millions)
December 31, 2007:
Obligations of states and political subdivisions				14	$61	($2)
Corporate securities	386	$3,572	($112)	250	2,559	(91)
Mortgage-backed and asset-backed securities	152	2,473	(105)	302	2,258	(67)
Redeemable preferred stock	12	190	(17)	4	21	(2)

Total fixed maturity securities	550	6,235	(234)	570	4,899	(162)
Total other securities	36	263	(27)	21	115	(13)

Total	586	$6,498	($261)	591	$5,014	($175)

PL-22

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Millions)
December 31, 2006:
Obligations of states and political subdivisions	17	$78	($4)
Foreign governments	4	38	(1)
Corporate securities	596	6,453	(133)
Mortgage-backed and asset-backed securities	463	4,307	(102)
Redeemable preferred stock	4	27	(1)

Total fixed maturity securities	1,084	10,903	(241)
Total other securities	46	233	(23)

Total	1,130	$11,136	($264)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Millions)			(In Millions)
December 31, 2006:
Obligations of states and political subdivisions				17	$78	($4)
Foreign governments				4	38	(1)
Corporate securities	227	$2,680	($29)	369	3,773	(104)
Mortgage-backed and asset-backed securities	124	1,325	(16)	339	2,982	(86)
Redeemable preferred stock				4	27	(1)

Total fixed maturity securities	351	4,005	(45)	733	6,898	(196)
Total other securities	15	74	(5)	31	159	(18)

Total	366	$4,079	($50)	764	$7,057	($214)

The Company has evaluated fixed maturity and other securities with gross unrealized losses and determined that the unrealized losses are temporary and that the Company has the ability and intent to hold the securities until recovery.
Sub-prime mortgage lending is the origination of residential loans to customers with weak credit profiles. Alt-A mortgage lending is the origination of residential mortgage loans to customers who have credit ratings above sub-prime, but do not conform to government-sponsored enterprise standards. The slowing U.S. housing market, greater use of affordability mortgage products and relaxed underwriting standards for some originators for these loans has led to higher delinquency and loss rates, especially within the 2007 and 2006 vintage years.
The Company has exposure to sub-prime and Alt-A residential loans through direct purchases of residential mortgage-backed securities. These securities are included in the table above as mortgage-backed and asset-backed securities. The Company’s net carrying value and estimated fair value of direct investments to sub-prime residential mortgage-backed securities was $532 million and $514 million, respectively, as of December 31, 2007. 79% of these securities are rated Aaa and 19% Aa by an independent rating agency. The vintage year break-down of the underlying collateral for these securities is 2% originated during 2007, 1% during 2006, 22% during 2005, 34% during 2004 and 41% during 2003 and prior. The Company’s net carrying value and estimated fair value of direct investments to Alt-A residential mortgage-backed securities was $991 million and $972 million, respectively, as of December 31, 2007.

PL-23

99% of these securities are rated Aaa by an independent rating agency. The vintage year break-down of the underlying collateral for these securities is 56% originated during 2007, 31% during 2006 and 13% during 2005 and prior.
The Company’s net carrying amount and estimated fair value of investments in CDOs that have exposure to sub-prime residential mortgage loans are both $58 million as of December 31, 2007. The ratings distribution of these holdings as of December 31, 2007 is 16% A, 74% A-, 5% Baa and 5% Baa-, as determined by an independent rating agency. Other than temporary impairments of $73 million were recorded for these investments during the year ended December 31, 2007, based upon projections of estimated future cash flows.
Monoline insurers guarantee the timely payment of principal and interest of certain securities. The Company’s net carrying value and estimated fair value of total monoline insured securities was $1.1 billion and $1.3 billion, respectively, as of December 31, 2007. Included in these amounts are monoline insured municipal securities with a net carrying value and estimated fair value of $877 million and $1.1 billion, respectively, as of December 31, 2007. Municipalities will often purchase monoline insurance to wrap a security issuance in order to benefit from better market execution. 100% of the overall credit quality of the municipal bond portfolio, including the benefits of monoline insurance, was rated AAA by an independent rating agency. The Company’s direct investments in monoline insurers are immaterial.
Assets with an estimated fair value of $1.7 billion as of December 31, 2007 are in a custodial account pledged as collateral to support $1.7 billion in funding agreements issued to the Federal Home Loan Bank (FHLB) of Topeka, which are included in policyholder account balances. Additional assets with an estimated fair value of $2.0 billion are also on deposit at the FHLB of Topeka in the custodian account and could be used for future issuances of funding agreements and other corporate debt. The Company maintains control over these assets.
The Company loans securities in connection with its securities lending program administered by a qualified financial institution. The Company requires an amount equal to 102% of the estimated fair value of the loaned securities to be separately maintained as collateral for the loaned securities. The collateral is restricted and not available for general use. Securities loaned were $2 million and $187 million as of December 31, 2007 and 2006, respectively.
Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Fixed maturity securities	$1,492	$1,411	$1,396
Equity securities	26	28	20
Mortgage loans	248	300	219
Real estate	68	58	56
Policy loans	209	193	197
Partnerships/joint ventures	170	133	108
Other	38	42	46

Gross investment income	2,251	2,165	2,042
Investment expense	137	123	124

Net investment income	$2,114	$2,042	$1,918

Net investment income includes prepayment fees on fixed maturity securities and mortgage loans of $43 million, $61 million and $21 million for the years ended December 31, 2007, 2006 and 2005, respectively.

PL-24

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Fixed maturity securities:
Gross gains on sales	$117	$39	$43
Gross losses on sales	(23)	(37)	(64)
Other than temporary impairments	(98)	(6)	(32)
Other	20	12	4

Total fixed maturity securities	16	8	(49)

Equity securities:
Gross gains on sales	5	14	20
Other than temporary impairments		(3)
Other		1	1

Total equity securities	5	12	21

Trading securities	(1)	2	(8)
Real estate	18	9	8
Mortgage loans			(2)
Derivatives	(111)	26	63
Other investments	27	5	(10)

Total	($46)	$62	$23

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Available for sale securities:
Fixed maturity	($211)	($298)	($473)
Equity	(49)	(10)	(32)

Total	($260)	($308)	($505)

Trading securities	($2)	($2)	($14)

Trading securities totaled $129 million and $29 million as of December 31, 2007 and 2006, respectively. The cumulative unrealized gains on trading securities held as of December 31, 2007 and 2006 were zero and $2 million, respectively.
Fixed maturity securities, which have been non-income producing for the twelve months preceding December 31, 2007 and 2006, totaled $23 million and $26 million, respectively.
As of December 31, 2007 and 2006, fixed maturity securities of $13 million and $19 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. The Company had no investments that exceeded 10% of total stockholder’s equity as of December 31, 2007.

PL-25

Mortgage loans on real estate are collateralized by properties primarily located throughout the U.S. As of December 31, 2007, $1,122 million, $423 million, $361 million, $348 million and $301 million were located in California, Florida, Washington, Texas and Washington D.C., respectively. As of December 31, 2007, $638 million was located in Canada.
The Company had a mortgage loan general valuation allowance of $27 million and $26 million as of December 31, 2007 and 2006, respectively. There were no defaults during the years ended December 31, 2007 and 2006, and one default of $2 million during the year ended December 31, 2005.
The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2007 or 2006.
Investments in real estate totaled $400 million and $151 million as of December 31, 2007 and 2006, respectively. There were no real estate write-downs during the years ended December 31, 2007, 2006 and 2005.
9.	DERIVATIVES AND HEDGING ACTIVITIES
The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, foreign exchange forward contracts, caps, floors, and options.
The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

PL-26

The following table summarizes the notional amount and estimated fair value by hedge designation and derivative type. The notional amount of the variable annuity rider reinsurance contracts represents the full protected basis of the underlying embedded derivative and estimated fair value represents the amount recoverable from reinsurers based on the portion of risk ceded. Collateral received from or pledged to counterparties is not included in the amounts below.

	Notional Amount		Estimated Fair Value
	December 31,		December 31,
	2007	2006	2007	2006

	(In Millions)		(In Millions)
Cash flow hedges:
Foreign currency interest rate swaps	$8,043	$9,659	$219	$301
Forward starting interest rate swap agreements	1,935	1,785	29	(4)
Interest rate swaps	859	660	(9)	(4)

Total cash flow hedges	10,837	12,104	239	293

Fair value hedges:
Interest rate swaps	1,455	856	(33)	15
Foreign currency interest rate swaps	18	96	2	(2)
Other		43		(1)

Total fair value hedges	1,473	995	(31)	12

Derivatives not designated as hedging instruments:
Variable annuity rider embedded derivatives	27,935	19,090	(161)	84
Variable annuity derivatives — equity put swaps	2,827	1,950	18	(36)
Variable annuity derivatives — total return swaps	470	545	26	(2)
Variable annuity rider reinsurance contracts	7,358		23
Synthetic GICs	11,477	10,361
Floors and options	119	428	5	1
Credit default swaps	128	165	(4)	2
Other	728	754	(13)	(13)

Total derivatives not designated as hedging instruments	51,042	33,293	(106)	36

Total	$63,352	$46,392	$102	$341

Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded on the consolidated statements of financial condition. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

PL-27

The following table summarizes the asset and liability values of the Company’s derivative instruments and are calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received or pledged, in accordance with legally enforceable counterparty master netting agreements. Net cash collateral received from counterparties was $270 million and $253 million as of December 31, 2007 and 2006, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the estimated fair value of derivatives in other investments or other assets. If the net estimated fair value exposure to the counterparty is positive, the amount is reflected in other investments or other assets, whereas, if the net estimated fair value exposure to the counterparty is negative, the estimated fair value is included in future policy benefits or other liabilities, depending on the nature of the derivative.

	Asset Value		Liability Value
	December 31,		December 31,
	2007	2006	2007	2006

	(In Millions)		(In Millions)
Other investments	$183	$165
Other assets	23
Future policy benefits			$161	($84)
Other liabilities			213	161

Total	$206	$165	$374	$77

As of December 31, 2007 and 2006, the Company had also accepted collateral consisting of various securities with an estimated fair value of $16 million and zero, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, and as of December 31, 2007 and 2006, $16 million and none of the collateral had been repledged, respectively.

As of December 31, 2007 and 2006, the Company had pledged cash collateral of zero and $19 million, respectively. This cash collateral is not included in cash and cash equivalents and the right to receive it is netted against the estimated fair value of derivatives recorded in other liabilities. As of December 31, 2007 and 2006, the Company provided collateral in the form of various securities of $14 million and zero, respectively, which are included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

CASH FLOW HEDGES

The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered probable to occur and are generally completed within 22 years of the inception of the hedge.

Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts. The main currencies that the Company hedges are the Euro, British Pound, and Canadian Dollar.

Forward starting interest rate swaps are used to hedge the variability in the future interest receipts or payments stemming from the anticipated purchase of fixed rate securities or issuance of fixed rate liabilities due to changes in benchmark interest rates. These derivatives are predominantly used to lock in interest rate levels to match future cash flow characteristics of assets and liabilities. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The

PL-28

notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.
Interest rate swap agreements are used to convert a floating rate asset or liability to a fixed rate to hedge the variability of cash flows of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are predominantly used to better match the cash flow characteristics between assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

When a derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings, and the ineffective portion of changes in the estimated fair value of the derivative is recorded in net realized investment gain (loss). For the years ended December 31, 2007, 2006 and 2005, the gains and losses related to the ineffective portion of designated cash flow hedges were insignificant. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness. For the years ended December 31, 2007, 2006 and 2005, the Company had net losses of $21 million, $2 million and zero, respectively, reclassified from AOCI to earnings resulting from the discontinuance of cash flow hedges due to forecasted transactions that were no longer probable of occurring. Over the next twelve months, the Company anticipates that $15 million of deferred gains on derivative instruments in AOCI will be reclassified to earnings. For the years ended December 31, 2007, 2006 and 2005, all of the Company’s hedged forecasted transactions were determined to be probable of occurring.

FAIR VALUE HEDGES

The Company primarily uses interest rate swaps to manage its exposure to changes in the estimated fair values of its assets and liabilities due to fluctuations in the benchmark interest rate.

Interest rate swap agreements are used to convert a fixed rate asset or liability to a floating rate to hedge the changes in estimated fair value of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are used primarily to closely match the duration of the assets supporting specific liabilities.

When a derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For the years ended December 31, 2007, 2006 and 2005, hedge ineffectiveness related to designated fair value hedges reflected in net realized investment gain (loss) was insignificant. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company has certain insurance and reinsurance contracts that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity riders (VA Riders) are considered embedded derivatives and are recorded in future policy benefits.

The Company employs hedging strategies designed to mitigate the equity risk associated with the portion of VA Riders not covered by reinsurance. Equity put swaps are utilized to economically hedge against movements in the equity markets. These equity put swaps involve the exchange of periodic fixed rate payments for the return, at the end of the swap agreement, of the equity index below a specified strike price. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Additionally, the Company utilizes total return swaps based upon the S&P 500 Index (S&P 500) primarily to economically hedge the equity risk of the mortality and expense fees in its variable annuity products. These contracts provide periodic payments to the Company in exchange for the

PL-29

total return of the S&P 500 in the form of a payment or receipt, depending on whether the return relative to the index on trade date is positive or negative, respectively.
VA Riders on new variable annuity contracts issued since January 1, 2007 are partially covered by reinsurance. These reinsurance arrangements are used to offset a portion of the Company’s exposure to the VA Riders for the lives of the host variable annuity contracts issued since January 1, 2007. The ceded portion of the VA Riders is considered an embedded derivative and is recorded in other assets or other liabilities as either a reinsurance recoverable or reinsurance payable.

The decrease in the estimated fair value of the embedded derivatives, net of reinsurance, and net of the results of the variable annuity hedging strategies, which includes periodic derivative settlements, resulted in before DAC and pre-tax unrealized gains (losses) of ($178) million, ($30) million and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively, which were recorded as a component of net realized investment gain (loss).

Additionally, certain policy fee revenue related to the VA Riders of $78 million, $64 million and $29 million is included in net realized investment gain (loss) for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. The Company does not manage the assets underlying synthetic GICs; however, the Company pre-approves all investment guidelines to mitigate any investment risk. The Company receives a fee for providing liquidity to the benefit plan sponsor in the event that qualified plan benefit requests exceed plan cash flows. In the event that plan participant elections exceed the fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the fair value of the assets, then the Company is required to pay the ERISA Plan the difference. The estimated fair value of the assets was greater than the book value under the contracts by $34 million as of December 31, 2007. As of December 31, 2006, the estimated fair value of the assets was below the book value under the contracts by $64 million. As of December 31, 2006, the Company did not record a contingent liability as the probability of making a payment under these provisions was considered remote.

CREDIT EXPOSURE

Credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value, net of collateral received, if any. The credit exposure for over the counter derivatives as of December 31, 2007 was $196 million.

For all derivative contracts other than VA Riders and synthetic GICs, the Company enters into master agreements that may include a termination event clause associated with the Company’s insurer financial strength rating. If the Company’s insurer financial strength rating falls below a specified level assigned by certain rating agencies or, in most cases, if one of the rating agencies ceases to provide an insurer financial strength rating, the counterparty can terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2007, the Company’s insurer financial strength rating was above the specified level.

The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the Company’s credit exposure from derivative contracts is with investment grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

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10.	POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2007	2006

	(In Millions)
Universal life	$17,742	$17,064
Funding agreements	9,190	8,016
Fixed account liabilities	4,159	4,396
GICs	926	1,268

Total	$32,017	$30,744

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,
	2007	2006

	(In Millions)
Annuity reserves	$4,184	$3,994
Unearned revenue reserve	726	590
Policy benefits payable	456	154
Life insurance	327	281
Closed Block liabilities	309	308
Other	23	14

Total	$6,025	$5,341

11.	DEBT

	December 31,
	2007	2006

	(In Millions)
Short-term debt: Commercial paper	$100

Long-term debt:
Surplus notes	150	$150
SFAS No. 133 fair value adjustment	13	6
Other non-recourse debt	119	9
VIE debt (Note 4)	15	22

Total long-term debt	297	187

Total short-term and long-term debt	$397	$187

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SHORT-TERM DEBT

Pacific Life maintains a $700 million commercial paper program. The amount outstanding as of December 31, 2007 was $100 million, bearing an average interest rate of 4.4%. There was no commercial paper debt outstanding as of December 31, 2006. In addition, Pacific Life has a bank revolving credit facility of $400 million maturing in 2012 that serves as a back-up line of credit for the commercial paper program. This facility had no debt outstanding as of December 31, 2007 and 2006. As of and during the year ended December 31, 2007, Pacific Life was in compliance with the debt covenants related to this facility.

During a majority of the first nine months of 2006, Pacific Life was a member of the FHLB of San Francisco, which enabled Pacific Life to borrow from the FHLB of San Francisco amounts that were based on a percentage of statutory capital and surplus. During the third quarter of 2006, Pacific Life moved its membership in the FHLB from San Francisco to Topeka. Pacific Life has approval from the FHLB of Topeka to advance amounts up to 40% of Pacific Life’s statutory general account assets provided it has available collateral and is in compliance with debt covenant restrictions and insurance laws and regulations. There was no debt outstanding with the FHLB of Topeka as of December 31, 2007 and 2006.

In December 2006, PL&A became eligible to borrow from the FHLB of San Francisco amounts based on a percentage of statutory capital and surplus and could borrow up to amounts of $102 million. Of this amount, half, or $51 million, can be borrowed for terms other than overnight, out to a maximum term of nine months. These borrowings are at variable rates of interest, collateralized by certain mortgage loan and government securities. As of December 31, 2007 and 2006, PL&A had no debt outstanding with the FHLB of San Francisco.

LONG-TERM DEBT

Pacific Life has $150 million of surplus notes outstanding at an interest rate of 7.9%, maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the surplus notes can be made only with the prior approval of the Director of Insurance of the State of Nebraska.

Pacific Life entered into interest rate swaps converting the fixed interest rate surplus notes to variable rate notes based upon the London Interbank Offered Rate. In accordance with SFAS No. 133, the interest rate swaps were designated as fair value hedges of the surplus notes. The SFAS No. 133 fair value adjustment, which increased long-term debt by $13 million and $6 million as of December 31, 2007 and 2006, respectively, represents the cumulative change in the estimated fair value of the interest rate swaps. An offsetting fair value adjustment has also been recorded for the interest rate swap derivative instruments.

Certain subsidiaries of Pacific Asset Holding LLC (PAH), a wholly owned subsidiary of Pacific Life and formerly known as Pacific Asset Management LLC, entered into various term loans with third parties. Interest on these loans accrues at fixed rates, is payable monthly and range from 5.8% to 6.2% as of December 31, 2007. As of December 31, 2007, there was $87 million outstanding on these loans with maturities ranging from 2010 to 2012. None of these loans were in place at December 31, 2006. All of these loans are secured by real estate properties and are non-recourse to the Company.

Certain subsidiaries of PAH also entered into various property improvement loans with third parties for a maximum loan balance of $43 million. Interest on these loans accrues at variable rates, is payable monthly and range from 6.4% to 7.0% as of December 31, 2007. As of December 31, 2007, there was $32 million outstanding on these loans with maturities ranging from 2009 to 2011. As of December 31, 2006, only one of these loans was in place with a maximum loan balance of $12 million, interest rate of 7.8%, maturity in 2009 and an outstanding loan balance of $9 million. All of these loans are secured by real estate properties and are non-recourse to the Company.

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12.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of the Company’s financial instruments are as follows:

	December 31, 2007		December 31, 2006
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value

	(In Millions)
Assets:
Fixed maturity and equity securities (Note 8)	$27,263	$27,263	$26,211	$26,211
Mortgage loans	4,585	4,800	3,567	3,682
Policy loans	6,410	6,410	6,068	6,068
Interest in PIMCO (Note 5)	288	288	286	286
Other invested assets	621	663	329	346
Derivative instruments (Note 9)	476	476	437	437
Collateral received	(270)	(270)	(272)	(272)
Cash and cash equivalents	521	521	1,341	1,341
Liabilities:
Funding agreements and GICs	10,116	10,262	9,284	9,262
Fixed account liabilities	4,159	4,159	4,396	4,396
Short-term and long-term debt	397	389	187	196
Derivative instruments (Note 9)	374	374	96	96
Collateral pledged			(19)	(19)
The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2007 and 2006:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a market rate that is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

OTHER INVESTED ASSETS

The estimated fair value of private equity investments is based on the ownership percentage of the underlying equity of the investments. The estimated fair value of trading securities is based on quoted market prices, and non marketable equity securities is based on management’s estimate of fair value.

COLLATERAL RECEIVED AND PLEDGED

The carrying values of cash collateral received and pledged approximate fair value due to the short-term maturities of these instruments.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

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FUNDING AGREEMENTS AND GICs

The fair value of funding agreements and GICs is estimated using the rates currently offered for deposits of similar remaining maturities.

FIXED ACCOUNT LIABILITIES

Fixed account liabilities include annuity and deposit liabilities. The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

SHORT-TERM AND LONG-TERM DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates. The estimated fair value of long-term debt is based on market quotes, except for VIE debt and non-recourse debt, for which the carrying amounts are reasonable estimates of their fair values because the interest rate approximates current market rates.

PL-34

13.	OTHER COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the accompanying consolidated statements of stockholder’s equity. The disclosure of the gross components of other comprehensive income (loss) and related taxes are as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Unrealized gain (loss) on derivatives and securities available for sale, net
Gross holding gain (loss):
Securities available for sale	($239)	($289)	($533)
Derivatives	(68)	(33)	125
Income tax benefit	106	114	142
Reclassification adjustment — realized (gain) loss:
Sale of securities available for sale	(21)	(19)	28
Derivatives	(15)	(15)	(10)
Income tax expense (benefit)	12	11	(5)
Allocation of holding (gain) loss to DAC	(24)	(35)	57
Allocation of holding (gain) loss to future policy benefits	(15)	11	(16)
Income tax expense (benefit)	14	9	(15)

Unrealized loss on derivatives and securities available for sale, net	(250)	(246)	(227)

Other, net
Holding gain on interest in PIMCO and other security	5	6	29
Income tax on holding gain	(1)	(2)	(10)
Reclassification of realized gain on sale of interest in PIMCO		(32)	(104)
Income tax on realized gain		10	36

Net unrealized gain (loss) on interest in PIMCO and other security	4	(18)	(49)
Cumulative effect of adoption of new accounting principle, net of tax	(20)
Other, net of tax		2	3
Other, net	(16)	(16)	(46)

Total other comprehensive loss, net	($266)	($262)	($273)

14.	REINSURANCE

The Company has reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, and provide additional capacity for future growth.

As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance arrangements with this producer group’s reinsurance company.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

Certain no lapse guarantee rider (NLGR) benefits of Pacific Life’s UL insurance products are subject to Actuarial Guideline 38 (AG 38) statutory reserving requirements. U.S. GAAP benefit reserves for such riders are based on SOP 03-1. AG 38, as revised in October 2005 and in September 2006, results in additional statutory reserves on UL

PL-35

products with NLGRs issued after June 30, 2005. The U.S. GAAP benefit reserves relating to NLGRs issued after June 30, 2005 are ceded from Pacific Life to Pacific Alliance Reinsurance Ltd. (PAR Bermuda), a Bermuda-based life reinsurance company wholly owned by Pacific LifeCorp and PAR Vermont under reinsurance agreements. Funded reserves in a trust account with Pacific Life as beneficiary and irrevocable letters of credit, in which Pacific LifeCorp is the co-applicant with PAR Bermuda and PAR Vermont, provide security for statutory reserve credits taken by Pacific Life.
During 2006, the Company entered into treaties to reinsure a portion of new variable annuity business sold under modified coinsurance arrangements. In 2007, the Company increased the quota-share reinsured on new variable annuity business as well as extended reinsurance coverage under coinsurance agreements to cover portions of variable annuity living and death benefit riders.

Reinsurance receivables and payables generally include amounts related to claims, reserves and reserve related items. Reinsurance receivables were $349 million and $161 million as of December 31, 2007 and 2006, respectively. Reinsurance payables were $54 million and $8 million as of December 31, 2007 and 2006, respectively.

The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

The components of insurance premiums presented in the consolidated statements of operations are as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Direct premiums	$271	$249	$210
Reinsurance ceded	(274)	(248)	(208)
Reinsurance assumed	53	57	53

Insurance premiums	$50	$58	$55

Other revenues and benefit and expense items in the consolidated statements of operations are shown net of the following reinsurance transactions:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Reinsurance ceded netted against policy fees	$161	$145	$101
Reinsurance ceded netted against net investment income	298	278	272
Reinsurance ceded netted against net realized investment gain (loss)	19
Reinsurance ceded netted against investment advisory fees	12	2
Reinsurance ceded netted against interest credited	236	208	211
Reinsurance ceded netted against policy benefits	283	198	173
Reinsurance assumed included in policy benefits	38	30	16
Reinsurance ceded netted against commission expense	40	57	21
Reinsurance ceded netted against operating expense	47	39	20

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15.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Pacific Life provides a defined benefit pension plan covering all eligible employees of the Company. Certain subsidiaries do not participate in this plan. The full-benefit vesting period for all participants is five years. Pacific Life’s funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as may be determined appropriate. All such contributions are made to a tax-exempt trust.

During 2007, the Company amended the defined benefit pension plan to terminate effective December 31, 2007. The net assets of the defined benefit pension plan will be allocated for payment of plan benefits to the participants in an order of priority determined in accordance with ERISA, applicable regulations thereunder and the defined benefit pension plan document. The final termination of the plan and payment of plan benefits to the participants is subject to regulatory approval.

In 2007, the defined benefit pension plan’s investment strategy was revised and the mutual fund investments were sold, transferred to a separate account of the Company and invested primarily in fixed income investments.

Effective January 1, 2005, the contribution credits for employees with less than 10 years of service were suspended and replaced by contribution credits into the Retirement Incentive Savings Plan (RISP) provided by Pacific Life pursuant to section 401(k) of the Internal Revenue Code. Effective January 1, 2007, the contribution credits for all other employees were suspended and also replaced by contribution credits into the RISP.

In addition, Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2007 and 2006, the projected benefit obligation was $34 million. The fair value of plan assets as of December 31, 2007 and 2006 was zero. The net periodic benefit cost of the SERPs was $6 million, $6 million and $26 million for the years ended December 31, 2007, 2006 and 2005, respectively. New provisions of the Internal Revenue Code allowed vested participants of certain non-qualified plans to receive distributions in 2005. Accordingly, $77 million was distributed to participants electing to receive distributions from the SERPs, which resulted in a settlement expense of $16 million for the year ended December 31, 2005.

In connection with the sale of the group insurance business (Note 6), and the resulting termination of a large group of the Company’s employees, the Company incurred $8 million in curtailment, settlement and special termination costs for the year ended December 31, 2005, which are included in discontinued operations.

Components of the net periodic pension expense are as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Service cost — benefits earned during the year	$2	$8	$8
Interest cost on projected benefit obligation	16	15	18
Expected return on plan assets	(16)	(19)	(18)
Settlement costs	4		21
Special termination costs			3
Amortization of net obligations and prior service cost	3	4	6

Net periodic pension expense	$9	$8	$38

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The following tables set forth the changes in benefit obligation, plan assets and funded status reconciliation:

	December 31,
	2007	2006

	(In Millions)
Change in benefit obligation:
Benefit obligation, beginning of year	$280	$290
Service cost	2	8
Interest cost	15	15
Actuarial gain	(4)	(6)
Benefits paid	(45)	(27)

Benefit obligation, end of year	$248	$280

Change in plan assets:
Fair value of plan assets, beginning of year	$271	$260
Actual return on plan assets	16	28
Employer contributions	45	10
Benefits paid	(45)	(27)

Fair value of plan assets, end of year	$287	$271

Funded status reconciliation:
Funded status	$39	($9)
Unrecognized transition obligation		2
Unrecognized prior service cost		2
Unrecognized actuarial loss		46

Net amount recognized	$39	$41

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	December 31,
	2007	2006

	(In Millions)
Amounts recognized in the consolidated statements of financial condition consist of:
Prior to adoption of the funded status provisions of SFAS No. 158:
Prepaid benefit cost	$104	$67
Accrued benefit liability	(34)	(34)
Intangible asset	3	4
Accumulated other comprehensive loss	3	4

Subsequent to adoption of the funded status provisions of SFAS No. 158:
Assets	$73
Liabilities	(34)

Net amount recognized	$39

Amounts recognized in AOCI consist of:
Initial net obligation	($1)
Prior service cost	(1)
Net loss	(34)

Accumulated other comprehensive loss	(36)
Accumulated contributions in excess of net periodic benefit cost	75

Net amount recognized	$39

Changes recognized in OCI:
Changes due to minimum liability and intangible asset recognized prior to adoption of SFAS No. 158:
Decrease in additional minimum liability	($1)	($3)
Decrease in intangible asset	1

Other comprehensive loss	$0	($3)

Amounts recognized as a component of net periodic benefit cost:
Total recognized in net periodic benefit cost and OCI	$9

Estimated amounts that will be amortized from AOCI over the next year:
Initial obligation	($1)

Total	($1)

Consolidated statement of financial condition adjustment:
Increase in accumulated other comprehensive loss, pre-tax, to reflect the adoption of SFAS No.158	$33

PL-39

	December 31,
	2007	2006

Weighted-average assumptions used to determine benefit obligations:
Discount rate	6.25%	5.75%
Rate of compensation increase	N/A	N/A
Effective January 1, 2007, contribution credits to the defined benefit pension plan were suspended, thus, the rate of compensation increase assumption is no longer applicable.

	Years Ended December 31,
	2007	2006	2005

Weighted-average assumptions used to determine net periodic benefit costs:
Discount rate	5.75%	5.50%	5.75%
Expected long-term return on plan assets	6.13%	8.00%	8.00%
Rate of compensation increase	N/A	4.50%	4.00%
In developing the expected long-term rate of return on plan assets, the Company considers many factors. These factors consist of a review of historical returns and the future expectations for returns for each asset class, as well as the target asset allocation of the plan’s portfolio. This resulted in the selection of the 8.00% long-term rate of return on asset assumption for the first three months of 2007. In April 2007, the Company changed the asset allocation to fixed income assets in order to better match the expected duration of liabilities. The expected return on asset assumption was then lowered to 5.50% resulting in a weighted-average expected return on asset assumption of 6.13% for 2007.

Benefit payments for the year ended December 31, 2007 amounted to $45 million. Pacific Life expects to contribute $4 million to these plans in 2008. The expected benefit payments are as follows for the years ending December 31 (In Millions):

2008	2009	2010	2011	2012	2013-2017
$19	$21	$18	$19	$17	$81
The Company’s pension plan’s weighted-average asset allocations by asset category are as follows:

	December 31,
	2007	2006

Asset category:
Equity-type investments		69%
Fixed income investments	99%	30%
Other	1%	1%

Total	100%	100%

Prior to 2007, it was intended that the defined benefit pension plan assets be invested in equity-type and fixed income investments, as long as the investments were consistent with the assumption that more than average risk and appropriate overall diversification was maintained and liquidity was sufficient to meet cash flow requirements. The defined benefit pension plan established and maintained a fundamental and long-term orientation in the determination of asset mix and selection of investment funds. This tolerance for more than average risk and long-term orientation provided the basis for a larger allocation to equities with some additional bias to higher risk investments for higher return. In anticipation of the final settlement of the plan, the asset allocation was changed to fixed income assets in order to better match the expected duration of liabilities.

PL-40

RETIREMENT INCENTIVE SAVINGS PLAN

Pacific Life provides a RISP covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. The RISP matches 75% of each employee’s contributions, up to a maximum of 6% of eligible employee compensation in cash. Since 1997, the RISP provided the Company match in the form of Pacific LifeCorp common stock. In October 2006, Pacific LifeCorp’s Board of Directors authorized a plan to terminate the Employee Stock Ownership Plan (ESOP) feature of the RISP, replace it with a cash match benefit and repurchase the outstanding allocated and unallocated shares of the ESOP. On October 25, 2006, the outstanding allocated and unallocated shares were repurchased by Pacific LifeCorp in cash for $112 million and an ESOP loan, with an outstanding balance of $2 million, was also repaid to Pacific Life. Contributions made by the Company to the RISP amounted to $24 million, $20 million and $20 million for the years ended December 31, 2007, 2006 and 2005, respectively, and are included in operating expenses.

Amounts loaned to the ESOP by Pacific Life were included in unearned ESOP shares. The unearned ESOP shares account was reduced as ESOP shares were released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants was different from the original issue price of those shares, the difference was recorded in paid-in capital.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they have reached normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for each of the years ended December 31, 2007, 2006 and 2005 was $1 million. As of December 31, 2007 and 2006, the accumulated benefit obligation was $18 million. The actuarial gain due to the Medicare subsidy was $2 million as of December 31, 2005. The fair value of the plan assets as of December 31, 2007 and 2006 was zero. The amount of accrued benefit cost included in other liabilities prior to the adoption of the funded status provisions of SFAS No. 158 was $20 million as of December 31, 2006. The liabilities recognized after the adoption of the funded status provisions of SFAS No. 158 were $18 million as of December 31, 2007.

The adjustment related to postretirement benefits to reflect the adoption of SFAS No. 158 resulted in an increase in AOCI of $2 million, pre-tax, as of December 31, 2007.

The discount rate used in determining the accumulated postretirement benefit obligation was 6.25% and 5.75% for 2007 and 2006, respectively.

Benefit payments for the year ended December 31, 2007 amounted to $3 million. The expected benefit payments are as follows for the years ending December 31 (In Millions):

2008	2009	2010	2011	2012	2013-2017
$3	$3	$4	$4	$4	$20

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OTHER PLANS

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.
16.	INCOME TAXES

The provision for income taxes (benefit) is as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Current	$97	$149	$39
Deferred	1	49	61

Provision for income taxes from continuing operations	98	198	100
Provision (benefit) for income taxes on discontinued operations	18	(2)	24

Total	$116	$196	$124

A reconciliation of the provision for income taxes from continuing operations based on the prevailing corporate statutory tax rate of 35% to the provision for income taxes from continuing operations reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Provision for income taxes at the statutory rate	$253	$282	$211
Separate account dividends received deduction	(103)	(43)	(33)
Low income housing and foreign tax credits	(33)	(34)	(33)
Nontaxable investment income	(4)	(5)	6
Amounts related to prior periods	(6)	1	(51)
Other	(9)	(3)

Provision for income taxes from continuing operations	$98	$198	$100

Upon adoption of FIN 48 on January 1, 2007 (Note 1), the Company had unrecognized tax benefits of $32 million, which relate entirely to an uncertain tax position regarding refund claims for the impact of short-term capital gains on computing dividends received deductions relating to the Company’s separate accounts (DRD). A reconciliation of the changes in the unrecognized tax benefits from January 1, 2007 to December 31, 2007 is as follows (In Millions):

Balance at January 1, 2007	$32
Additions and deletions	—

Balance at December 31, 2007	$32

Depending on the outcome of Internal Revenue Service (IRS) appeals proceedings, approximately $7 million of the unrecognized DRD tax benefits may be realized during the next twelve months. All realized tax benefits and related interest will be recorded as a discrete item that will impact the effective tax rate in the accounting period in which the uncertain DRD tax position is ultimately settled.

During the year ended December 31, 2007, the Company paid an immaterial amount of interest and penalties to state tax authorities.

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The net deferred tax liability, included in other liabilities as of December 31, 2007 and 2006, is comprised of the following tax effected temporary differences:

	December 31,
	2007	2006

	(In Millions)
Deferred tax assets:
Policyholder reserves	$894	$825
Investment valuation	133	42
Deferred compensation	49	43
Interest in PIMCO	41	40
Dividends to policyholders	7	7

Total deferred tax assets	1,124	957

Deferred tax liabilities:
DAC	(1,187)	(1,108)
Hedging	(65)	(53)
Partnership income	(53)	(35)
Reinsurance	(51)	(12)
Retirement benefits	(19)	(13)
Depreciation	(9)	(7)
Other	(16)	(4)

Total deferred tax liabilities	(1,400)	(1,232)

Net deferred tax liability from continuing operations	(276)	(275)
Unrealized gain on derivatives and securities available for sale	(102)	(234)
Unrealized gain on interest in PIMCO and other security	(43)	(42)
Deferred taxes on cumulative changes in accounting principles	27
Minimum pension liability and other adjustments	1	1

Net deferred tax liability	($393)	($550)

SFAS No. 109, Accounting for Income Taxes requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that deferred tax assets will be realized through future taxable earnings.

The Company files income tax returns in U.S. Federal and various state jurisdictions and have tax years open by statute, or valid extension thereof, for tax years after 1997. The Company is under continuous audit by the IRS and is audited periodically by some state taxing authorities. The IRS and state taxing authorities have completed audits of the Company’s tax returns through the tax years ended December 31, 2003 and are currently auditing the tax years ended December 31, 2005 and 2004. The Company does not expect the Federal and state audits to result in any material assessments.

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17.	SEGMENT INFORMATION

The Company has three operating segments: Life Insurance, Investment Management, and Annuities & Mutual Funds. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other segment.

The Life Insurance segment offers UL, VUL and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include regional life offices, sales centers, marketing organizations, wirehouse broker-dealer firms and a national producer group that has produced over 10% of the segment’s in force business.

The Investment Management segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

The Annuities & Mutual Funds segment offers variable annuities, fixed annuities and mutual funds to individuals and small businesses through Financial Industry Regulatory Authority (FINRA) firms, regional and national wirehouses, and financial institutions. FINRA was created in July 2007 through the consolidation of the National Association of Securities Dealers and the member regulation, enforcement and arbitration functions of the New York Stock Exchange.

The Corporate and Other segment primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of certain subsidiaries that do not qualify as operating segments. The Corporate and Other segment also includes the interest in PIMCO and the elimination of intersegment transactions. Discontinued operations (Note 6) are also included in Corporate and Other segment.

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes is allocated based on each segment’s actual tax provision.

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2007 and 2006, the Company had foreign investments with an estimated fair value of $6.8 billion and $6.4 billion, respectively.

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The following is segment information as of and for the year ended December 31, 2007:

			Annuities
	Life	Investment	& Mutual	Corporate
	Insurance	Management	Funds	and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$777	$224	$779		$1,780
Net investment income	803	905	186	$220	2,114
Net realized investment gain (loss)	1	20	(99)	32	(46)
Investment advisory fees	29		298		327
Other income	9		84	5	98

Total revenues	1,619	1,149	1,248	257	4,273

BENEFITS AND EXPENSES
Interest credited	618	504	144		1,266
Policy benefits	308	535	12		855
Commission expenses	209	11	470		690
Operating expenses	252	34	346	108	740

Total benefits and expenses	1,387	1,084	972	108	3,551

Income from continuing operations before provision for income taxes	232	65	276	149	722
Provision (benefit) for income taxes	58	12	(6)	34	98

Income from continuing operations	174	53	282	115	624
Minority interest				(36)	(36)
Discontinued operations, net of taxes				11	11

Net income	$174	$53	$282	$90	$599

Total assets	$27,969	$16,163	$57,322	$3,049	$104,503
DAC	1,813	70	2,598		4,481
Separate account assets	6,529	333	50,743		57,605
Policyholder and contract liabilities	19,535	14,574	3,933		38,042
Separate account liabilities	6,529	333	50,743		57,605

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The following is segment information as of and for the year ended December 31, 2006:

			Annuities
	Life	Investment	& Mutual	Corporate
	Insurance	Management	Funds	and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$722	$206	$610		$1,538
Net investment income	777	861	204	$200	2,042
Net realized investment gain (loss)	(6)	23	29	16	62
Realized investment gain on interest in PIMCO				32	32
Investment advisory fees	32		287		319
Other income	4	16	15	12	47

Total revenues	1,529	1,106	1,145	260	4,040

BENEFITS AND EXPENSES
Interest credited	588	478	153		1,219
Policy benefits	280	468	32		780
Commission expenses	189	11	406		606
Operating expenses	234	25	261	110	630

Total benefits and expenses	1,291	982	852	110	3,235

Income from continuing operations before provision for income taxes	238	124	293	150	805
Provision for income taxes	60	32	58	48	198

Income from continuing operations	178	92	235	102	607
Minority interest				(13)	(13)
Discontinued operations, net of taxes				(4)	(4)

Net income	$178	$92	$235	$85	$590

Total assets	$26,241	$15,118	$49,122	$2,716	$93,197
DAC	1,700	74	2,474		4,248
Separate account assets	5,838	52	43,010		48,900
Policyholder and contract liabilities	18,604	13,483	3,998		36,085
Separate account liabilities	5,838	52	43,010		48,900

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The following is segment information for the year ended December 31, 2005:

			Annuities
	Life	Investment	& Mutual	Corporate
	Insurance	Management	Funds	and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$708	$168	$485		$1,361
Net investment income	752	828	225	$113	1,918
Net realized investment gain (loss)	(14)	7	26	4	23
Realized investment gain on interest in PIMCO				104	104
Investment advisory fees	28		220	1	249
Other income	1	10	8	4	23

Total revenues	1,475	1,013	964	226	3,678

BENEFITS AND EXPENSES
Interest credited	577	455	166		1,198
Policy benefits	275	415	16		706
Commission expenses	181	7	342		530
Operating expenses	236	26	247	133	642

Total benefits and expenses	1,269	903	771	133	3,076

Income from continuing operations before provision for income taxes	206	110	193	93	602
Provision for income taxes	44	25	13	18	100

Income from continuing operations	162	85	180	75	502
Cumulative adjustment due to change in accounting principle				(2)	(2)
Minority interest				(1)	(1)
Discontinued operations, net of taxes				43	43

Net income	$162	$85	$180	$115	$542

18.	TRANSACTIONS WITH AFFILIATES

Pacific Life Fund Advisors LLC, a wholly owned subsidiary of Pacific Life formed in 2007, serves as the investment adviser for the Pacific Select Fund, an investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. Prior to May 1, 2007, Pacific Life served in this capacity. Investment advisory and other fees are based primarily upon the net asset value of the underlying portfolios. These fees amounted to $326 million, $316 million and $246 million for the years ended December 31, 2007, 2006 and 2005, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Life Funds and other affiliates based on an allocation of actual costs. These fees amounted to $8 million, $7 million and $5 million for the years ended December 31, 2007, 2006 and 2005, respectively.

In addition, effective May 1, 2007, a service plan adopted by the Pacific Select Fund went into effect whereby the fund pays PSD, as distributor of the fund, a service fee in connection with services rendered or procured to or for shareholders of the fund or their variable contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations which assist in providing any of the services. For the period May 1, 2007 through December 31, 2007, PSD received $74 million in

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service fees from the Pacific Select Fund, which is recorded in other income. The service fees were allocated to the operating segments, primarily the Annuities & Mutual Funds segment (Note 17).
In April 2006, Pacific Life made a $16 million non-cash dividend to Pacific LifeCorp, consisting of a real estate investment, which resulted in a gain of $9 million for Pacific Life.

As discussed in Note 14, no lapse guarantee benefit riders are coinsured with PAR Bermuda.

19.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows (In Millions):

Years Ending December 31:
2008	$1,144
2009 through 2012	929
2013 and thereafter	73

Total	$2,146

The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $12 million, $11 million and $10 million for the years ended December 31, 2007, 2006 and 2005, respectively. In connection with the group insurance transaction (Note 6), PL&A is contingently liable for certain future rent and expense obligations, not to exceed $16 million, related to an office lease that was assigned to the buyer. Aggregate minimum future commitments are as follows (In Millions):

Years Ending December 31:
2008	$5
2009 through 2012	8
2013 and thereafter	1

Total	$14

In March 2007, the Company began construction of a new office building in Aliso Viejo, California that was completed in February 2008. The Company will retain its corporate headquarters in Newport Beach, California.

CONTINGENCIES — LITIGATION

During the year ended December 31, 2007, Pacific Life settled a national class action lawsuit, Cooper v. Pacific Life, for a combination of cash distributions and contract credits to owners of qualified annuity contracts who purchased their contracts between August 19, 1998, and April 30, 2002, or paid premium payments during that time period. Pacific Life strongly disagreed with the claims in the lawsuit. The settlement is not considered an admission or concession with respect to any claims made in the lawsuit and did not have a material adverse effect on the Company’s consolidated financial position. Distributions will be made to eligible class members beginning in the first quarter of 2008 and in accordance with the terms of the settlement agreement.

The Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and it is possible that in any case a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial position. The Company believes adequate provision has been made in its consolidated financial statements for all probable and estimable losses for litigation claims against the Company.

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CONTINGENCIES — IRS REVENUE RULING

On August 16, 2007, the IRS issued Revenue Ruling 2007-54, which provided the IRS’ interpretation of tax law regarding the computation of the Company’s DRD. On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that has been added to the IRS’ 2007/2008 priority guidance plan. If, after public notice and comment, the IRS regulation project ultimately adopts the IRS’ interpretation contained in Revenue Ruling 2007-54, the Company could lose a substantial amount of DRD tax benefits, which could have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES — OTHER

In connection with the sale of certain broker-dealer subsidiaries (Note 6), certain indemnifications triggered by breaches of representations, warranties or covenants were provided by the Company. Also, included in the indemnifications is indemnification for certain third-party claims arising from the normal operation of these broker-dealers prior to the closing and within the nine month period following the sale. Management believes that its exposure to loss, if any, is not likely to have a material adverse effect on the Company’s consolidated financial statements.

In the course of its business, the Company provides certain indemnifications related to other dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

In relation to an asset securitization sponsored by Aviation Capital Group Corp., a wholly owned subsidiary of Pacific LifeCorp, Pacific Life is contingently obligated to purchase certain notes from the asset securitization trust to cover shortfalls in amounts due to the holders of the notes, up to certain levels as specified under the related agreements. As of December 31, 2007, the maximum potential amount of this future investment commitment was $50 million.

In connection with the operations of PSD, Pacific Life has made commitments to provide for additional capital funding as may be required.

See Note 9 for discussion of contingencies related to derivative instruments.

See Note 16 for discussion of other contingencies related to income taxes.

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STATEMENT OF ADDITIONAL INFORMATION
May 1, 2008
M’S VERSATILE PRODUCT®
PACIFIC SELECT EXEC SEPARATE ACCOUNT

M’s Versatile Product is a variable life insurance policy offered by Pacific Life Insurance Company.
This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2008, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103
1-800-800-7681
(For policies issued on or after 5/1/04, subject to state availability.)

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MORE ON THE OPTIONAL RIDERS
There are fifteen optional Riders that provide extra benefits. Ask your registered representative for additional information about the Riders available with the Policy. Samples of the provisions for the extra optional benefits are available from us upon Written Request.
Accelerated Living Benefits Rider
Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states). We refer to this amount as the accelerated benefit. If you have Policy Debt, we will reduce the accelerated benefit proceeds payable to repay a portion of the loan. We may also deduct an administrative fee of $150 from your accelerated benefit.
You may choose to receive the accelerated benefit either in a lump sum or any other payment plan available at the time of payment. We will pay the benefit only once per Insured.
Payment of the accelerated benefit will reduce the Death Benefit under your Policy and any Riders used in calculating the available accelerated benefit. It will also reduce any Policy Debt.
Benefits received under this Rider may be taxable, and may impact your eligibility for Medicaid or other government benefits. Please consult your tax adviser if you want to exercise your rights under this Rider.
You may purchase this Rider at Policy issue or any time while the Policy is In Force. The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when an accelerated benefit is paid under this Rider.
Accidental Death Rider
Provides additional insurance coverage when we receive proof that the Insured’s death results directly and independently of all other causes from bodily injuries accidentally sustained, subject to the Rider’s provisions. Death must occur within 120 days of injuries and while the Rider was in effect. You may purchase the Rider at Policy issue for an Insured between Age 5 through 65, subject to satisfactory evidence of insurability. The monthly charge will be shown in your Policy Specifications.
The Rider terminates on the earliest of your Written Request, on lapse or termination of the Policy, or when the Insured reaches Age 70.
Accounting Benefit Rider
Provides additional death benefit protection on the Insured in combination with the Face Amount of the Policy. You may purchase the Rider at Policy issue or any time while the Policy is In Force. The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit option you choose on the Policy plus the Face Amount of the Rider, or 2) the Guideline Minimum Death Benefit under the Death Benefit Qualification Test you’ve chosen.
The guaranteed monthly cost of insurance rate and monthly M&E Risk Face Amount charge will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.
You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and M&E Risk Face Amount charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent

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increase, if any, and then against successively earlier increases, if any, and finally against the original Accounting Benefit Rider Face Amount.
The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy.
Annual Renewable Term Rider
Provides term insurance on the Insured and is renewable annually until the Policy terminates. The Rider is available for Insureds Age 90 or younger at the time of Rider issue. You may purchase the Rider at Policy issue or any time while the Policy is In Force, subject to satisfactory evidence of insurability. The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit Option you choose on the Policy plus the Face Amount of the Rider, or 2) the Guideline Minimum Death Benefit under the Death Benefit Qualification Test you’ve chosen. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.
The guaranteed monthly cost of insurance rate and monthly M&E Risk Face Amount charge will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates. The current charge for the M&E expense risk Face Amount charge is $0.
You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and M&E Risk Face Amount charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. You must send a Written Request if you wish to decrease the Face Amount of this Rider. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Annual Renewable Term Rider Face Amount.
The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy.
Annual Renewable and Convertible Term Rider
Provides annual renewable term insurance on any member of the Insured’s immediate family who is Age 80 or younger at the time the Rider is issued. You may purchase the Rider at Policy issue or any time while the Policy is In Force. We refer to each person insured under the Rider as a covered person. You have the flexibility to delete a covered person from the Rider, or, with satisfactory evidence of insurability, you may add a covered person. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any such addition of a covered person. If you add a covered person at time of Policy issue and the Face Amount of the Rider is greater than $100,000, we may assess a $100 underwriting charge prior to underwriting.
At any time while the Rider is in effect and before any covered person reaches Age 65, you may convert the Rider to a whole life or any higher premium plan we regularly issue at the time of the conversion. The Rider may also be converted during the first two years it is in effect, regardless of the covered person’s Age. If you convert the Rider, a new Policy will be issued on the covered person and coverage under the Rider will terminate.
The guaranteed monthly cost of insurance rates for each covered person will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.
The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when the last covered person reaches Age 100.

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Children’s Term Rider
Provides term insurance until Age 25 on any child of the Insured, including a natural child, step-child or adopted child. To be eligible for coverage, the Insured must be Age 55 or younger, and the child must be Age 21 or younger at Policy issue and named in the application for this Rider or born or adopted thereafter. Newborn children are covered from 14 days of age. The term insurance under the Rider may be converted for a new policy on each child on the earlier of the child’s 25th birthday or the date the Insured becomes Age 65, as long as the child is still living. If the Insured dies before the conversion date, the term insurance on each child will become paid-up and a separate policy for the paid-up insurance will be issued with the child as owner. For each child, if you convert the Rider, or if paid-up insurance is issued, coverage for that child under the Rider will terminate. The monthly charge will be shown in your Policy Specifications.
Disability Benefit Rider
Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability as stated in the Rider provisions, until he or she reaches Age 65. You may purchase the Rider only at Policy issue. The monthly charge for the Rider appears in your Policy Specifications.
This Rider is not available if you select a Waiver of Charges Rider.
The Rider will terminate on the earliest of your Written Request, on termination of this Policy, or when the Insured becomes Age 60.
Guaranteed Insurability Rider
Gives the right to buy additional insurance on the life of the Insured on specified dates without proof of insurability. The Rider is available for an Insured who is not in a substandard Risk Class and is Age 37 or younger when the Policy is issued. Subject to certain conditions, you may have some flexibility to change the option dates.
Charges and option dates for this Rider appear in your Policy Specifications. To add the additional insurance, we must receive your Written Request within 31 days of the option date for that additional coverage. The increase in Face Amount will take effect on the option date if the Insured is then living. Any option not exercised on its option date will expire.
The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or 31 days after the last option date.
Guaranteed Minimum Distribution Rider
Guarantees minimum annual distributions from the Policy’s Accumulated Value over a specified period of time following exercise of the Rider. The Rider may be purchased at Policy issue for Policies issued on or after April 17, 2006, subject to state availability. The Rider is available for an Insured who is Age 65 or younger. The Policy Death Benefit Qualification Test elected at issue must be the Guideline Premium Test in order to purchase the Rider. The monthly charge for this Rider will be shown in your Policy Specifications.
The distribution period is the period of time during which distributions are guaranteed under this Rider. Distributions are payments from the Policy’s Accumulated Value to you, or to a person designated by you. This includes a withdrawal, a loan, a withdrawal necessary to maintain the Policy’s qualification as life insurance under federal tax law, or any combination thereof. For most Policies not issued under a 1035 exchange, requested distributions under this Rider are in the form of a withdrawal until withdrawals equal the sum of premiums paid. For Policies issued as a 1035 exchange or where the Insured has been substituted, requested distributions under this Rider are in the form of a withdrawal to the extent such distributions are not includible in gross income according to federal tax law. After all available withdrawals have been taken, additional distributions are taken as Policy loans. Consult your tax adviser for complete information about distributions that may apply to your circumstances and your Policy.

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You must send us a Written Request to exercise this Rider. The exercise effective date of the Rider will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider or, if later, the date all conditions to exercise the Rider have been met. You may also elect to reset the Rider after it has been exercised. If you exercise your right to reset this Rider, the date the Rider is reset will become the new exercise effective date. You should consult your investment professional to determine if resetting the Rider is right for your current circumstances.
On any exercise effective date we will determine your guaranteed distribution basis. The guaranteed distribution basis is equal to your Policy’s Net Accumulated Value, which is the Policy’s Accumulated Value less any Policy Debt. The guaranteed distribution basis does not change during the distribution period, unless you elect to reset the Rider.
The distribution option you elect will determine both the distribution period and the amount of the guaranteed annual distribution. The guaranteed annual distribution is the guaranteed amount you may take as distributions each Policy Year during the distribution period. Distributions taken in any Policy Year under this Rider may be for an amount less than or equal to the guaranteed annual distribution, and may be taken any time during the distribution period. You may elect one of the following two distribution options on the exercise effective date:

•	Age 100 Option — The distribution period under this option is the period of time from the exercise effective date until the earlier of the Insured’s Age 100 or the Insured’s death. The guaranteed annual distribution under this option is equal to the Policy’s Accumulated Value multiplied by the guaranteed distribution percentage for the Insured’s attained Age, with the result reduced by 5% of any Policy Debt, all as of the exercise effective date.
•	Principal Option — The distribution period under this option is the period of time until the total guaranteed annual distributions paid to you are at least equal to the guaranteed distribution basis. The guaranteed annual distribution under this option is equal to the Policy’s Accumulated Value multiplied by the guaranteed distribution percentage for the Insured’s attained Age, with the result reduced by 7% of any Policy Debt, all as of the exercise effective date. You may only elect this option until the Insured reaches Age 95.
The Age 100 Option provides a guaranteed annual distribution amount each Policy Year until the Insured reaches Age 100. The Principal Option provides a larger guaranteed annual distribution amount, with the distribution period dependent on the amount and timing of your distributions.
The guaranteed distribution percentages will be shown in your Policy Specifications. The guideline level premium for your Policy is shown in the Policy Specifications or in a later supplemental schedule of coverage.
To exercise the Rider, or to reset the Rider after exercise, each of the following conditions must be true as of the effective date:

1.	The Insured is at least Age 55.

2.	The Policy’s Death Benefit Option is Option A.

3.	No Riders with regularly scheduled charges are in effect, other than this Rider and any term insurance Rider on the Insured. If any such Riders are in effect, you must request to terminate the Riders before exercising this Rider.

4.	No increase(s) in Face Amount of any term insurance Rider on the Insured is scheduled to take effect after the exercise of this Rider. If any such increases in Face Amount are scheduled, you must request to cancel the increases before exercising this Rider.

5.	If the Insured is assigned a Risk Class other than standard, any nonstandard rating has expired.

6.	Any amounts allocated to the Variable Investment Options are allocated under an asset allocation model of an asset allocation program established and maintained by us. Not all models we offer under any asset allocation program established and maintained by us may be eligible for use with this Rider.

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This means you may not allocate among the Variable Investment Options at your discretion. You may also allocate Accumulated Value to the Fixed Account and/or Fixed LT Account.

7. a)	The Policy’s Accumulated Value is at least 200% of the Policy’s Face Amount, and the guaranteed annual distribution under this Rider is greater than or equal to the negative of the Policy’s guideline level premium, or

b)	The Policy’s Accumulated Value is at least the exercise eligibility percentage shown in the Policy Specifications multiplied by the Face Amount, and the guaranteed annual distribution is greater than or equal to the negative of the guideline level premium and less than or equal to $1 plus the negative of the guideline level premium. The exercise eligibility percentage will never exceed 120%.
Please contact us to find out if you are eligible to exercise or reset your Rider.
If any Policy change needed to meet the exercise conditions of this Rider would cause the Policy to become classified as a Modified Endowment Contract for federal tax purposes, you will first need to provide a Written Request to accept a Modified Endowment Contract classification for this Policy. In such case, you should first consult your tax advisor.
You may elect to reset this Rider. The effective date for resetting the Rider will be the Policy Anniversary on or next following the date we receive your Written Request, which will become your new exercise effective date. When you request to reset the Rider, we will calculate a new guaranteed distribution basis based on your Policy’s Net Accumulated Value, and a new guaranteed annual distribution amount and distribution period based on the Accumulated Value, the Policy Debt and the distribution option you choose, all as of your new exercise effective date. Your monthly charge for this Rider is based on the guaranteed distribution basis in effect as of the most recent exercise effective date. Resetting the Rider may increase or decrease your monthly charge.
Resetting the Rider may increase the guaranteed annual distribution amount if there has been an increase in your Policy’s Accumulated Value since the last exercise effective date of the Rider. At the time you reset the Rider, you may choose a different distribution option than you elected on the prior exercise effective date. Choosing a different distribution option may extend or reduce the length of time you receive guaranteed distributions. Choosing a different distribution option may also increase or decrease the amount of your guaranteed annual distribution. You should consult with your investment professional to determine if resetting the Rider is right for your current circumstances. You can ask your registered representative for Illustrations showing how resetting the Rider may affect your Accumulated Value, Death Benefit and Policy charges.
When you request to reset the Rider, a reset charge may be deducted from your Accumulated Value prior to the new exercise effective date. We calculate a reset charge basis, which is equal to your Policy’s Net Accumulated Value immediately prior to resetting the Rider, plus the total distributions taken since the most recent exercise effective date, minus the guaranteed distribution basis prior to reset. If the reset charge basis is equal to or less than zero, no charge will be deducted from your Accumulated Value on the new exercise effective date. If the reset charge basis is greater than zero, we multiply the reset charge basis by the reset charge rate shown in your Policy Specifications. The reset charge rate varies depending on the number of Policy Years completed since the most recent exercise effective date, and will never exceed 25% of the reset charge basis. There will only be a reset charge if there has been an increase in guarantee benefits.
An example:
For a Policy where:

•	the previous exercise effective date was 4 years prior to currently requested reset of Rider

•	the guaranteed distribution basis on the last exercise effective date was $250,000

•	the total distributions taken since the last exercise effective date were $56,000

•	the Net Accumulated Value on date of reset of Rider is $300,000

•	the reset charge rate is 4%

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The reset charge basis will be $106,000 ($300,000 - $250,000 + $56,000 = $106,000), and the reset charge deducted from the Accumulated Value prior to calculating the new guaranteed annual distribution will be $4,240.00 ($106,000 × 4% = $4,240.00).
If the Policy in the example above had a Net Accumulated Value of $190,000 on the date of reset of Rider, the reset charge basis would be $0 ($190,000 - $250,000 + $56,000 = - $4,000), and the reset charge would be $0, because the reset charge basis is equal to or less than $0.
Any withdrawal which occurs after the exercise of this Rider will reduce the Policy’s Face Amount as follows:

•	If the total distributions taken excluding withdrawals includible in gross income according to federal tax law, are less than the total premiums paid, we will limit any reduction in Face Amount so that the negative of your Policy’s guideline level premium will not be greater than the guaranteed annual distribution; and

•	If the total distributions taken by withdrawal, excluding withdrawals includible in gross income according to federal tax law, are at least equal to the total premiums paid, we will reduce the Face Amount so that the Policy’s Death Benefit will be equal to the minimum Death Benefit calculated under the Guideline Premium Test. In such case, because the Policy’s Death Benefit will not depend on its Face Amount, we will set the Face Amount to a minimal amount we establish for this purpose. The Policy’s Face Amount is shown on your Policy’s annual report.
If an immediate reduction in Face Amount after a withdrawal under this Rider would cause the Policy to become a Modified Endowment Contract, such reduction may be deferred until such time as the reduction would not cause the Policy to become a Modified Endowment Contract.
This Rider has a no-lapse feature. After exercise of this Rider, if the Net Accumulated Value on any Monthly Payment Date is less than the sum of the monthly deduction plus any guaranteed annual distribution not yet taken in the current Policy Year, we will increase your Accumulated Value in the Fixed LT Account by an amount called the guaranteed maximum distribution credit. The guaranteed maximum distribution credit is equal to A + B, where:

A =	the monthly deduction for the current Policy month plus the difference between the interest charged on any Policy loan and the interest credited on the Loan Account, and

B =	the distribution factor for the current Policy month.
The amount of any guaranteed maximum distribution credit paid into your Policy’s Accumulated Value will be sufficient to cover any Policy charges and any guaranteed annual distribution amount not yet taken in the Policy Year in which it occurs. Once a guaranteed maximum distribution credit has been applied to your Policy’s Accumulated Value, any elective transfer from the Fixed LT Account will terminate this Rider.
You are always guaranteed to take total annual distributions at least equal to your guaranteed annual distribution without terminating the Rider or your Policy. However, if your requested distributions exceed the guaranteed annual distribution amount, you may cause your Rider to terminate. If the Rider terminates, it may also cause your Policy to lapse, if your Accumulated Value is insufficient to cover Policy charges.
Each time you take a distribution, we calculate a maximum allowable distribution. If a distribution exceeds the maximum allowable distribution in effect prior to the current distribution, your Rider will terminate and provides no additional benefit. How we calculate the maximum allowable distribution is determined by the distribution option in effect.
We calculate a distribution factor that is used in the calculation of the guaranteed maximum distribution credit. Prior to calculating the distribution factor, we calculate the cumulative distribution factor. The cumulative distribution factor is zero on the exercise effective date and is calculated each time a distribution is taken. If a guaranteed maximum distribution credit has not previously been paid, the cumulative distribution factor is equal to the total distributions since the exercise effective date. If a guaranteed maximum distribution credit has previously been paid, the cumulative distribution factor is equal to the cumulative distribution factor immediately prior to the calculation plus the distribution factor at the time of the calculation. The distribution

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factor is equal to zero on the exercise effective date and on any day other than a Policy Anniversary. On any Policy Anniversary after the exercise effective date, we calculate the distribution factor as follows. For the Age 100 Option, the distribution factor is equal to the guaranteed annual distribution. For the Principal Option, the distribution factor is equal to zero if the cumulative distribution factor previously calculated is at least equal to the guaranteed distribution basis, otherwise it is equal to the lesser of the guaranteed annual distribution or the result of the guaranteed distribution basis minus the most recent cumulative distribution factor immediately prior. The cumulative distribution credit is also used in the calculation of the maximum allowable distribution described below.
For the Age 100 Option, the maximum allowable distribution equals A - B, or, if greater, C - D - ((1 - (E/0.05)) × F), where:

A =	guaranteed annual distribution

B =	total distributions taken in the current Policy Year

C =	Accumulated Value

D =	Policy Debt

E =	the guaranteed distribution percentage for the Insured’s Age as of the date of calculation

F =	the greater of the Policy’s Face Amount or the Accumulated Value.
An example
For a Policy with:

A =	a guaranteed annual distribution of $4,500

B =	total distributions of $2,000 taken in the current Policy Year

C =	Accumulated Value of $1,000

D =	a Policy Debt of $0

E =	the guaranteed distribution percentage for the Insured’s current Age is 4.70%

F =	a policy Face Amount of $40,000
The maximum allowable distribution is $2,500, which is the greater of $2,500 ($4,500 - $2,000) or -$1,400 ($1,000 - $0 - ((1 - (4.70%/0.05)) × $40,000).
If the Policy had an Accumulated Value of $120,000, the maximum allowable distribution is $112,800, which is the greater of $2,500 (($4,500 - $2,000) or $112,800 ($120,000 - $0 - ((1 - (4.70%/0.05)) × $120,000).
For the Principal Option, the maximum allowable distribution equals A - B, or, if greater, the lesser of (C - D - ((1 - (E/0.07)) × F)) or (G - H) where:
      A through F are the same as for the Age 100 Option shown directly above
      G = the guaranteed distribution basis
      H = the prior cumulative distribution factor.
An example
For a Policy with:

A =	a guaranteed annual distribution of $6,000

B =	total distributions of $2,000 taken in the current Policy Year

C =	Accumulated Value of $1,000

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D =	an Policy Debt of $0

E =	the guaranteed distribution percentage for the Insured’s current Age is 6.30%

F =	a Policy Face Amount of $40,000

G =	a guaranteed distribution basis of $100,000

H =	a cumulative distribution factor of $25,000
The maximum allowable distribution is $4,000 which is the greater of $4,000 ($6,000 - $2,000) or the lesser of -$3,000 ($1,000 - $0 - ((1 - (6.30%/0.07)) × $40,000) or $75,000 ($100,000 - $25,000)).
If the Policy had an Accumulated Value of $120,000, the maximum allowable distribution is $75,000, which is the greater of $4,000 (($6,000 - $2,000) or the lesser of $108,000 ($120,000 - $0 - ((1 - (6.30%/0.07)) × $120,000) or $75,000 ($100,000 - $25,000)).
The amount A - B is the difference between the guaranteed annual distribution and the total distributions taken to date. The maximum allowable distribution will never be less than this amount. Each year you will always be able to take distributions that total at least your guaranteed annual distributions.
The amount (C - D - ((1 - (E/0.05)) for the Age 100 Option and (C - D((1 - E/0.07)) for the Principal Option is the amount of Accumulated Value that exceeds the current Policy Debt and an amount that Pacific Life deems necessary to cover future Policy charges. If the Policy’s Net Accumulated Value is greater than the amount reserved to cover future charges, then this calculation will increase the maximum allowable distribution. If you have elected the principal option, this calculation will only increase the maximum allowable distribution up to the term G - H.
The amount G - H (applicable only to the Principal Option) is the difference between the total amount of distributions that were guaranteed to be taken over the guarantee period and the total distributions for which you have already taken and/or received guaranteed maximum distribution credit(s). In the event that this amount is larger than A-B, the maximum allowable distribution may be increased.
If your total distributions in any Policy Year exceed the guaranteed annual distribution, but are less than the maximum allowable distribution, we will reduce the guaranteed annual distribution. The reduced guaranteed annual distribution will be effective immediately and will apply for future years in the distribution period. The reduced distribution will be equal to the guaranteed annual distribution before the reduction multiplied by ((A - B)/(A - C)) where:

A =	maximum allowable distribution

B =	current distribution taken

C =	the greater of zero or the result of the guaranteed annual distribution minus the total distributions taken in the current Policy Year prior to the current distribution.
If the Policy lapses before the Rider is exercised, and the Policy is later reinstated, the Rider will also be reinstated. If the Policy lapses after the Rider is exercised, and the Policy is later reinstated, the Rider will not be reinstated.
This Rider is effective on the Policy Date unless otherwise stated. It will end upon the earliest of your Written Request, termination of the Policy, or if any of the following occur after the exercise effective date:

1.	there is an increase in the Policy’s Face Amount

2.	you change the Death Benefit option

3.	any distribution exceeds the maximum allowable distribution

4.	you request a transfer from the Fixed LT Account if, prior to such transfer, a guaranteed maximum distribution credit has been made

5.	you add any Rider with charges due

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6.	any portion of the Accumulated Value is allocated to an Investment Option other than a Fixed Option or an asset allocation model eligible for use under this Rider.
No provisions of this Rider are intended to modify any of the Policy’s federal tax qualification provisions.
Long Term Performance Rider
Improves long term performance by reducing monthly deductions from the Policy’s Accumulated Value. The Rider may be purchased at Policy issue for Policies issued on or after April 17, 2006, subject to state availability. The Rider is available for Insureds between Age 20 through 70. It is not available on a Policy where you select the Cash Value Accumulation Test, or an optional Accounting Benefit Rider or Termination Credit Rider.
If you believe you may surrender the Policy within the first 10 Policy Years, or that you will not make sufficient premium payments to meet the minimum premium requirement for this Rider and keep the reduced M&E Risk Face Amount charges in effect for the 10 full Policy Years, this Rider may not be beneficial for you.
This Rider provides reduced M&E Risk Face Amount charges (preferred charges) that are less than the M&E Risk Face Amount charges for a Policy without this Rider. The preferred charges apply to the initial Face Amount of your Policy and the initial Face Amount schedule of any additional coverage under an Annual Renewable Term Rider. Your Policy Specifications include M&E Risk face amount charges for your Policy and any Annual Renewable Term Rider. The guaranteed maximum preferred charges provided by this Long Term Performance Rider for your Policy and any Annual Renewable Term Rider are shown in the Rider specifications.
The Rider also increases the rates used to calculate your Policy’s surrender charge for the initial Face Amount, so that if you surrender your Policy, its surrender charge will be greater than that of a Policy without this Rider during the first 10 Policy Years. The surrender charge information in your Policy Specifications will reflect the rates used under this Rider.
The preferred charges will apply to monthly deductions taken in the first Policy Year. Thereafter, to be eligible for the preferred charges, on each Policy Anniversary while the Rider is in effect your total premiums paid, less total withdrawals, must equal or exceed the Long Term Performance Rider minimum premium requirement (LTP premium requirement). The LTP premium requirement on each Policy Anniversary is equal to the Long Term Performance Rider minimum premium amount (LTP premium amount) multiplied by the number of Policy Years completed. The LTP premium amount is determined at Policy issue and is 90% of the guideline level premium or seven-pay premium, whichever is less. The LTP premium amount for your Policy is shown in the Policy Specifications pages, and does not change after Policy issue.
Thirty days prior to each Policy Anniversary while the Rider is in effect, we determine if you have paid sufficient premium, less total withdrawals, to continue receiving the preferred charges under the Rider. We will notify you of any additional premium necessary to continue the preferred charges. On each Policy Anniversary, if you meet the LTP premium requirement, we will use the preferred charges for the monthly deduction taken on the Policy Anniversary and each Monthly Payment Date during the following Policy Year. If you have not met the LTP premium requirement as of a Policy Anniversary, the monthly deduction on that Policy Anniversary and thereafter will be calculated using the M&E Risk Face Amount charges for your Policy, and any Annual Renewable Term Rider.
During a Policy Year where the LTP premium requirement is not met on the Policy Anniversary, we will check your Policy each month before taking the monthly deduction to see if you have paid additional premium. If you make a premium payment, and after such premium payment your total premiums paid, less total withdrawals, is sufficient to equal or exceed the LTP premium requirement calculated on the preceding Policy Anniversary, we will use the preferred charges in the monthly deduction calculation for the remainder of that Policy Year. The preferred charges will apply for the Monthly Payment Date on or following the date we receive the premium payment which meets the LTP premium requirement, and continue until the next Policy Anniversary. If the LTP premium requirement is not met during a Policy Year, eligibility for the

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preferred charges can still be reinstated at any time before the Rider expires by meeting the LTP premium requirement in a later year.
For example: For a Policy with an LTP premium amount of $1,000 to qualify for the preferred charges during the fifth Policy Year, total premiums paid, less any withdrawals, must equal or exceed $4,000 on the fourth Policy Anniversary ($1,000 × 4 Policy Years completed). If the total premiums paid less any withdrawals is less than $4,000 on the fourth Policy Anniversary, your monthly deduction on the Policy Anniversary will be calculated using the M&E Risk Face Amount charges for your Policy, and any Annual Renewable Term Rider, as shown in your Policy Specifications. If additional premium is paid after the fourth Policy Anniversary, but before the fifth Policy Anniversary, and the additional premium is sufficient to bring the total premiums paid less any withdrawals to an amount at least equal to $4,000 on a Monthly Payment Date, any remaining monthly deductions for the fifth Policy Year will be calculated with the preferred charges shown in the Rider specifications.
The increased surrender charge rates resulting from this Rider do not change for the duration of the Rider, even if the LTP premium requirement is not met.
You elect a Long Term Performance Rider Percentage (“LTP Percentage”) at the time you apply for the Rider. The LTP Percentage can be set from 1% to 100%, but the percentage for any Policy will never be set so that the M&E Risk Face Amount charge is less than $0. A Policy with a higher LTP Percentage will have a greater reduction in the M&E Risk Face Amount charge rates than an otherwise identical Policy with a lower LTP Percentage. It will also have a greater increase in the rates used to calculate the surrender charge. This means the Policy with a higher LTP Percentage will have a lower Cash Surrender Value if it is surrendered during the first 10 Policy Years. The LTP Percentage will be shown in your Policy Specifications, and the surrender charge shown in your Policy Specifications will reflect the changes made to the underlying rates by the LTP Percentage applied under this Rider.
An example:
For a male non-smoker who is age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A:

	Monthly M&E Risk Face Amount	Maximum Surrender Charge per
LTP Percentage	Charge per $1,000 of Face Amount	$1,000 of Face Amount*

0% (Policy without Rider)	$0.36	$2.07
25%	$0.35	$5.01
50%	$0.34	$7.94
100%	$0.32	$13.80

* Surrender charge at the end of Policy Year 1.
There is no direct charge for this Rider other than through the increased surrender charge if the Policy is surrendered while the Rider is in effect.
The Rider is effective on the Policy Date and continues in effect until the tenth Policy Anniversary, at which time it expires. If the Policy lapses and is later reinstated, the Rider will also be reinstated. You cannot terminate this Rider.
Minimum Earnings Benefit Rider
Allows allocation to the Variable Investment Options while providing minimum earnings protection at Rider maturity. The Rider may be purchased at Policy issue for Policies issued on or after April 17, 2006, subject to state availability. The Rider is available for an Insured who is Age 60 or younger. The monthly charge for this Rider will be shown in your Policy Specifications.
To be eligible for this Rider, any amounts allocated to the Variable Investment Options must be allocated under an asset allocation model. This means you may not allocate among the Variable Investment Options at

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your discretion. Not all models we offer under any asset allocation program established and maintained by us may be eligible for use with this Rider. Currently, portfolio optimization Model E is not available for use with this Rider. You may also allocate Accumulated Value to the Fixed Account and/or Fixed LT Account.
This Rider provides that your Policy’s Accumulated Value will be equal to the greater of the Policy’s Accumulated Value immediately prior to Rider maturity or the Alternate Accumulated Value.
You elect a Rider Maturity Date when you apply for this Rider. Once selected, the Rider Maturity Date may not be changed. The Rider Maturity Date may be set from 10 to 15 years from the date of issue. The length of time before the Rider matures affects the Alternate Accumulated Value Monthly Factor and the Alternate Premium Load, both used in the calculation of the Alternate Accumulated Value and shown in your Policy Specifications. The Alternate Accumulated Value Monthly Factor will never be less than 1.00295. The Alternate Premium Load will never be greater than 25%.
The Alternate Accumulated Value is a calculated value reflecting a minimum level of earnings for the Policy. The Alternate Accumulated Value is initially zero and is calculated on each Monthly Payment Date, including the Policy Date. The Alternate Accumulated Value calculated on any Monthly Payment Date is equal to:

•	the Alternate Accumulated Value immediately prior to the calculation,

•	increased by any premiums paid since the prior Monthly Payment Date, less the Alternate Premium Load,

•	reduced by the Policy’s actual monthly deduction on the Monthly Payment Date and any other Policy charges since the prior Monthly Payment Date, and

•	reduced by any withdrawals that have been taken since the prior Monthly Payment Date,

•	with the result multiplied by the Alternate Accumulated Value Monthly Factor.

If your Policy’s Alternate Accumulated Value is greater than your Policy’s Accumulated Value and you take a loan or withdrawal, we reserve the right to reduce the Alternate Accumulated Value so that the Alternate Accumulated Value is reduced in the same proportion as the Policy’s Accumulated Value as a result of such loan or withdrawal.
An example
For a Policy with:

•	An Accumulated Value of $100,000

•	An Alternate Accumulated Value of $120,000

If you request a withdrawal of $10,000, the Accumulated Value following the withdrawal will be $90,000 ($100,000 - $10,000), which is a reduction of 10%. We will then reduce the Alternate Accumulated Value to $108,000 ($120,000 - 10% = $120,000 - $12,000 = $108,000).
While this Rider is in effect, the Policy will not enter the grace period as long as either the Policy’s Accumulated Value or the Alternate Accumulated Value, each less any Policy Debt, is sufficient to cover the monthly deduction due on a Monthly Payment Date.
There is a minimum premium requirement to keep this Rider in effect. The Minimum Premium Requirement to keep this Rider in effect, and the Minimum Premium Date by which premiums paid must equal or exceed the Minimum Premium Requirement, will be shown on your Policy Specifications. The Minimum Premium Requirement will never exceed 450% of your Policy’s guideline level premiums at Policy issue, and must be paid by the end of the ninth Policy Year. If you do not pay enough premium by the Minimum Premium Date to satisfy the Minimum Premium Requirement, we will send you a rider grace period notice stating the amount of additional premium you must pay to keep the Rider in effect and the date, not less than 31 days (61 days if you signed your application in Nebraska or North Carolina) after our mailing of the notice, by

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which we must receive such additional premium. If we have not received the additional premium by that date, this Rider will terminate and no further benefits will be provided by the Rider.
On the Rider Maturity Date, we will set the Policy’s Accumulated Value to be equal to the Alternate Accumulated Value, if the latter is larger, and the Rider will terminate unless you elect to renew it. Before the Rider Maturity Date, the Alternate Accumulated Value has no effect on the Policy’s Accumulated Value and provides no minimum earnings. This Rider provides no guarantee of any particular interest rate or dollar amount. The Alternate Accumulated Value may be less than the Policy’s Accumulated Value and may be less than the total premium paid.
You may elect to renew the Rider at Rider maturity. If you renew the Rider, you will elect a new Rider Maturity Date based on the options available at the time you renew, and we will send you a supplemental schedule of coverage which will show the specifications for the renewed Rider. The Rider specifications, including the Rider charge and alternate premium load, may differ after renewal of the Rider. To renew this Rider, we must receive your Written Request to renew at least 30 days prior to the Rider Maturity Date.
If you renew this Rider, the initial Alternate Accumulated Value will be equal to the Policy’s Accumulated Value after any increase on the prior Rider Maturity Date, multiplied by the result of 1 minus the alternate premium load shown on the supplemental schedule of coverage for the renewed Rider. All provisions of the Rider will continue after renewal, but based on the supplemental schedule of coverage for the renewed Rider.
This Rider is effective on the Policy Date unless otherwise stated. It will end upon the earliest of your Written Request, termination of the Policy, if any portion of the Accumulated Value is allocated to an Investment Option other than a Fixed Option or an asset allocation model eligible for use under this Rider, at the end of the Rider grace period if you have not paid sufficient premium to keep the Rider in effect, or the Rider Maturity Date if you do not elect to renew this Rider. If your Policy lapses and you reinstate the Policy, we will not reinstate the Rider, except if you signed your application in North Carolina.
No Lapse Guarantee Rider
May continue your Policy, and any Riders attached to it if they would continue according to their terms, if it would otherwise lapse. The Rider is available at Policy issue for Insureds Age 79 and younger if you choose either Death Benefit Option A or Option B when applying for your Policy. The guaranteed monthly cost of insurance charges will be shown in your Policy Specifications.
The No Lapse Guarantee Rider is issued with a guarantee period based on the Age of the Insured. The guarantee period will be at least five years, and never more than 20 years. The guarantee period of your No Lapse Guarantee Rider is listed on your Policy Specifications.
The No Lapse Premium is an amount used during the guarantee period to determine the No Lapse Credit. The no lapse premium is shown on your Policy Specification as the Annual No Lapse Premium. The Rider is designed to remain in effect through the guarantee period if you pay at least one twelfth of this amount at the beginning of each Policy month, take no loans or withdrawals, and make no changes, scheduled or unscheduled, to your Policy coverage. However, the Rider may remain in effect even if premium payments are made in different patterns, if you take Policy loans or withdrawals, or there are changes in coverage amounts. Any change in Face Amount or coverage may cause a change in the No Lapse Premium, in which case we will inform you of the new No Lapse Premium.
The No Lapse Credit is a value used to determine if the Rider is in effect. It is calculated at the beginning of each Policy month during the guarantee period. The No Lapse Credit as of the Policy Date is equal to the premium paid less one-twelfth of the initial No Lapse Premium. On any other Monthly Payment Date, the No Lapse Credit is equal to:

•	the No Lapse Credit as of the prior Monthly Payment Date multiplied by (1 + i) where i equals 0.327374% if the No Lapse Credit is negative, otherwise it equals the rate shown in the Policy Specifications;
•	plus the premiums received since the prior Monthly Payment Date;

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•	less withdrawals taken since the prior Monthly Payment Date; and
•	less one-twelfth of the then current No Lapse Premium.

For example, for a Policy with a No Lapse Premium of $838.61, a No Lapse Credit of $1,000.00 on the prior Monthly Payment Date and a monthly interest rate of 0.0% for accumulation of the No Lapse Credit if the No Lapse Credit is positive, where a withdrawal of $500.00 has been taken since the prior Monthly Payment Date and a premium payment of $100.00 was made on the current Monthly Payment Date, the No Lapse Credit on the current Monthly Payment Date will be $530.12.
If the No Lapse Credit less Policy Debt is equal to or greater than zero, the Rider is in effect. If the Rider has become ineffective because the No Lapse Credit is less than the Policy Debt, you may reinstate the benefit by paying sufficient premium or by repaying a sufficient portion of the loan balance. The premium payment or loan repayment necessary to reinstate the benefit is equal to the amount that would make the No Lapse Credit equal to the Policy Debt.
If your Policy does not have enough Accumulated Value, after subtracting any Policy Debt, to cover your monthly deduction on the Monthly Payment Date, and the Rider is in effect, your Policy will not enter the grace period, and will not lapse. Your Policy and all other Riders attached to your Policy will continue in effect under their terms during the guarantee period as long as the conditions for the Rider to be in effect are met.
When your Policy continues under the Rider, monthly deductions for your Policy will be accumulated as the Monthly Deductions Deficit. No interest is charged on this amount. Additional Net Premium, or loan repayment amounts, will first be used to reduce the amount of your Monthly Deductions Deficit. Once the amount of the Monthly Deductions Deficit has been repaid, any additional new Net Premium or loan repayment amounts will be allocated to the Investment Options according to your most recent instructions.
If your Policy is continued under the Rider at the time the guarantee period ends, you will need to pay sufficient additional premium or make a loan repayment to bring the Monthly Deductions Deficit to zero and cover any future monthly deductions from your Policy, or your Policy will lapse.
Termination Credit Rider I
May provide higher early cash value and improve long term performance. The Rider may be purchased at Policy issue for Policies issued on or after February 22, 2005, subject to state availability. Policies must be part of a group of at least five Policies owned by a corporation or trust, with annual aggregate premium of at least $250,000.
If this Rider is in effect, upon surrender of the Policy we will pay you a Termination Credit in addition to the Net Cash Surrender Value, unless either of the following is true:

•	the Policy is surrendered in connection with the purchase of a replacement life insurance policy including, but not limited to, a replacement intended to qualify as a tax free exchange under Section 1035 of the Tax Code; or

•	the Owner at the time of Policy surrender is different from the Owner on the Policy application, and the Owner at the time of Policy surrender is (1) a life insurance company, (2) a natural person or (3) a trust established by a natural person.
The Termination Credit is equal to the Termination Credit Percentage at the time of Policy surrender multiplied by the Termination Credit Basis. The Termination Credit Percentage for each year is shown in the Termination Credit Rider section of your Policy Specifications pages. The Termination Credit Basis is the lesser of (a) or (b), reduced by (c), where:

(a)	is the total amount of premiums actually paid on the Policy;

(b)	is the Maximum Annual Termination Credit Basis multiplied by the number of Policy Years elapsed, in whole or in part, with any partial year counted as a whole year; and

(c)	is the total amount of any withdrawals.

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The Termination Credit Percentage for each Policy Year is shown in your Policy Specifications pages. We may reduce the schedule of Termination Credit Percentages, and even reduce such percentages to zero, but not until at least 30 days after we have sent you revised Policy Specifications which will show the reduced Termination Credit Percentages. Any such reduction of Termination Credit Percentages will apply uniformly to all members of the same Class.
The Maximum Annual Termination Credit Basis is equal to the Policy’s seven-pay premium and is shown in the Policy Specifications.
There is a one-time charge for this Rider, which is shown in the Policy Specifications. We deduct the charge as part of the initial monthly deduction. If the schedule of Termination Credit Percentages is ever reduced to zero for all Policy Years, we will refund this Rider charge to you.
While this Rider is in effect, the minimum Death Benefit of the Policy will be:

•	If the Guideline Premium Test is elected, the minimum Death Benefit will be the death benefit percentage multiplied by the greater of (1) the Accumulated Value, or (2) the sum of the Cash Surrender Value plus the termination credit.

•	If the Cash Value Accumulation Test is elected, the minimum Death Benefit will be the greater of (1) the amount required for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or (2) 101% of the greater of (a) the Accumulated Value or (b) the sum of the Cash Surrender Value plus the termination credit.
This Rider will terminate on the earlier of the Policy Year when the Termination Credit Percentage shown in the Policy Specifications pages is first 0%, or the termination of the Policy.
Termination Credit Rider II
May provide higher early cash value and improve long term performance. The Rider may be purchased at Policy issue for Policies issued on or after February 22, 2005, subject to state availability. Policies must be owned by a corporation, trust or individual (when part of an employer-sponsored arrangement) which meets the annual aggregate premium requirement of at least $50,000.
If this Rider is in effect, upon surrender of the Policy we will pay you a termination credit in addition to the Net Cash Surrender Value, unless either of the following is true:

•	the Policy is surrendered in connection with the purchase of a replacement life insurance policy including, but not limited to, a replacement intended to qualify as a tax free exchange under Section 1035 of the Tax Code; or

•	the Owner at the time of Policy surrender is different from the Owner on the Policy application, and the Owner at the time of Policy surrender is a life insurance company.
The termination credit is equal to the termination credit percentage at the time of Policy surrender multiplied by the termination credit basis. The termination credit percentage for each year is shown in the Termination Credit Rider section of your Policy Specifications pages. The termination credit basis is the lesser of (a) or (b), reduced by (c), where:

(a)	is the total amount of premiums actually paid on the Policy;

(b)	is the maximum annual termination credit basis multiplied by the number of Policy Years elapsed, in whole or in part, with any partial year counted as a whole year; and

(c)	is the total amount of any withdrawals.
The termination credit percentage for each Policy Year is shown in your Policy Specifications pages. We may reduce the schedule of termination credit percentages, and even reduce such percentages to zero, but not until at least 30 days after we have sent you revised Policy Specifications pages which will show the reduced

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termination credit percentages. Any such reduction of termination credit percentages will apply uniformly to all members of the same Class.
The maximum annual termination credit basis is equal to the Policy’s seven-pay premium and is shown in the Policy Specifications page.
There is a one-time charge for this Rider, which is shown in the Policy Specifications pages. We deduct the charge as part of the initial monthly deduction. If the schedule of termination credit percentages is ever reduced to zero for all Policy Years, we will refund this Rider charge to you.
While this Rider is in effect, the minimum Death Benefit of the Policy will be:

•	If the Guideline Premium Test is elected, the minimum Death Benefit will be the Death Benefit percentage multiplied by the greater of (1) the Accumulated Value, or (2) the sum of the Cash Surrender Value plus the termination credit.

•	If the Cash Value Accumulation Test is elected, the minimum Death Benefit will be the greater of (1) the amount required for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or (2) 101% of the greater of (a) the Accumulated Value or (b) the sum of the Cash Surrender Value plus the termination credit.
This Rider will terminate on the earlier of the Policy Year when the termination credit percentage shown in the Policy Specifications page is first 0%, or the termination of the Policy.
Waiver of Charges Rider
Waives any monthly cost of insurance charges, administrative charges and M&E Risk Face Amount charges for the Policy, and any monthly cost of any Rider benefits which fall due while the Insured is totally disabled, under the provisions of the Rider. We will not waive any charges that are due more than one year before we receive proof of total disability, or which fall due before the Insured’s Age 5. The monthly charge for the Rider appears in your Policy Specifications.
The Rider is available for Insureds Age 55 or younger who are not in a substandard Risk Class. You may purchase the Rider at Policy issue or any time while the Policy is In Force. If you request to purchase the Rider after your Policy is issued, we may charge you an underwriting service fee of $100 at the time of your request. If regular evidence of insurability for new life insurance is being submitted, no additional evidence of insurability for a Waiver of Charges Rider is usually needed. If you apply for an increase in Face Amount under an insurability option or conversion option, and if the Waiver of Charges Rider was included in the original coverage, the evidence needed to include the Waiver of Charges Rider on the new insurance is a statement that the Insured is not totally disabled. Except as stated above, satisfactory evidence of insurability is required.
This Rider is not available if you select a Disability Benefit Rider.
The Rider will terminate (without affecting any claim for disability occurring before such termination) on the earliest of your Written Request, on lapse or termination of this Policy, or when the Insured reaches Age 60.
PREMIUM LIMITATIONS
Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.
Guideline Premium Limit
If you’ve chosen the Guideline Premium Test as your Death Benefit Qualification Test, the total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium

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Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.
We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you’ve exceeded your Guideline Premium Limit, we may remove all or part of a premium you’ve paid from your Policy as of the day we applied it, and return it to you. We’ll adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.
Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.
Modified Endowment Contract
A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You’ll find a detailed discussion of Modified Endowment Contracts in Variable Life Insurance and Your Taxes in the prospectus.
Unless you’ve told us in writing that you want your Policy to become a Modified Endowment Contract, we’ll remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We’ll also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your Policy Anniversary, we’ll hold it and apply it to your Policy on the Policy Anniversary.
In both of these situations, if we remove an excess premium from your Policy, we’ll return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we’re returning to you.
If we do not return the premium amount to you within that time, we’ll increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it’s always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we’ll adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.
Increasing the Net Amount at Risk
An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the Insured.
TRANSFER SERVICES
You may only participate in one transfer service at any time.
Dollar Cost Averaging
Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	You must have at least $5,000 in a Variable Investment Option to start the service.

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•	We’ll automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you’ve selected.
•	We’ll process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen. We will not make the first transfer until after the Free Look Transfer Date in states that require us to return your premiums if you exercise your Free Look Right.
•	We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.
•	We have the right to discontinue, modify or suspend the service at any time.
•	We’ll keep making transfers at the intervals you’ve chosen until one of the following happens:

•	the total amount you’ve asked us to transfer has been transferred
•	there is no more Accumulated Value in the Investment Option you’re transferring from
•	your Policy enters the grace period and is in danger of lapsing
•	we receive your Written Request to cancel the service
•	we discontinue the service.

Portfolio Rebalancing
The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You enroll in the service by sending us a Written Request or a completed Automatic Rebalancing Form. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

•	Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you chose.

•	We will not make the first transfer until after the Free Look Transfer Date, if your Policy was issued in a state that requires us to return your premiums if you exercise your Free Look Right.

•	If you cancel this service, you must wait 30 days to begin it again.
•	We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.
•	We can discontinue, suspend or change the service at any time.
First Year Transfer
Our first year transfer service allows you to make monthly transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first 12 Policy months from the date your initial premium is applied to your Policy. Here’s how the service works:

•	You enroll in the service when you apply for your Policy and include specific details on your application.
•	You choose a regular amount to be transferred every month for 12 months.

•	Transfers under the first year transfer service take place on your Policy’s Monthly Payment Date, starting on the first Monthly Payment Date following the Free Look Transfer Date.

•	If you sign up for this service, we’ll waive the usual transfer limit for the Fixed Account during the first 12 Policy months from the date your initial premium is applied to your Policy.

•	If we make the last transfer during the second Policy Year, we will not count it toward the usual one transfer per year limit for the Fixed Account.
•	If the Accumulated Value in the Fixed Account is less than the amount to be transferred, we’ll transfer the balance and then cancel the service.

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•	If there is Accumulated Value remaining in the Fixed Account at the end of the service, the transfer limitations for the Fixed Account will apply.

•	We do not charge for the first year transfer service, and we do not currently charge for transfers made under this service.

WITHDRAWAL FEATURES
Automated Income Option
Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here’s how the program works:

•	You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.

•	You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.

•	You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.
•	If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.

•	The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.
Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.
We will complete an AIO agreement form, and send it and the Illustration to your registered representative for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.
Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.
Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.
The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

•	If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.
•	If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

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After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.
We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.
Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.
You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.
MORE ON POLICY CHARGES
How We Calculate the Surrender Charge
If you surrender your Policy, a surrender charge may be assessed against your Policy’s Accumulated Value. It is based on the Age and Risk Class of the Insured, as well as the Death Benefit Option you choose, for each $1,000 of Coverage Segment on the date the Coverage Segment is effective.
The amount of the surrender charge does not change during the first Policy month. We reduce the charge by 0.8403% each month until it reaches zero at the end of 10 Policy Years.
The most we will assess on any surrendered Coverage Segment is $10.59 per $1,000 of Face Amount.
Please refer to your Policy and any supplemental schedule of benefits for your Policy’s surrender charge.
An example
For a Policy:

•	that insures a male non-smoker who is Age 45 when the Policy is issued
•	with an initial Face Amount of $350,000

For Death Benefit Option A
	and Option C,	For Death Benefit Option B,
	the surrender charge is:	the surrender charge is:

At issue	$724.50 (($350,000 ÷ $1,000) × 2.07)	$2,236.50 (($350,000 ÷ $1,000) × 6.39)
End of seventh Policy Year	$219.19 ($724.50 - ($724.50 × .8403% × 83 months))	$676.66 ($2,236.50 - ($2,236.50 × .8403% × 83 months))

Underwriting Methods and Nonstandard Ratings
We normally use the medical or paramedical method to assign underwriting or insurance Risk Classes, which may require a medical examination. We offer two additional forms of underwriting for executive and employee groups that meet specified multi-life guidelines.

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Guaranteed issue may be available where an employer-employee relationship exists and where at least 10 lives will be insured. To be eligible, prospective Insureds must be employed in an occupation or industry we consider an acceptable risk, must be full time employees or executives, and must be actively at work on a continuous basis during the 3-month period preceding application for insurance. Maximum Age for an Insured at Policy issue is usually 65, but may be increased to Age 70 if representing less than 5% of the group of Insureds. Cost of insurance rates distinguish between executive only groups and all-employee groups, instead of on individual underwriting information.
Simplified issue may be offered where the group does not qualify for guaranteed issue. Simplified issue is a process of limited underwriting using a short form application that includes health and avocation questions to be completed by each prospective Insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination. Simplified issue is available to executives only, under similar criteria as guaranteed issue, except for lower participation levels and generally higher death benefits permitted per life. Cost of insurance rates are based on both individual underwriting information and executive class experience.
The current cost of insurance rates are generally higher for Policies issued under the guaranteed issue or simplified issue underwriting methods than for Policies issued under the fully underwritten medical or paramedical underwriting method. Guaranteed cost of insurance charges are not affected.
The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the Age, gender and Risk Class of the Insured unless unisex rates are required.
Ask your registered representative for more detailed information regarding the minimum Face Amount and other requirements for these underwriting methods.
If we determine from the application for insurance, or any later evidence of insurability, that the Insured presents a risk not accounted for by our standard Risk Classes, typically due to medical history, profession or hobby, we may still issue a Coverage Segment with higher or additional charges, referred to as a nonstandard rating. Most insurance companies have a similar process. The Policy charges may be multiplied by a nonstandard table factor. In certain cases, there may be an additional flat-rate charge for a period specified at the time the Coverage Segment is issued. If we determine that a nonstandard rating applies to your Coverage Segment, you will be notified of the applicable charges, inclusive of any additional rate or charge, at the time the Coverage Segment is issued.
Ask your registered representative for more detailed information regarding nonstandard ratings that may apply to your Policy due to medical history, profession or hobby.
Increases in Face Amount
Net Premiums you pay are allocated to the Accumulated Value in your base Policy and any charges, withdrawals and distributions are subtracted from that Accumulated Value. If you elect Death Benefit Option C, your Death Benefit on the base Policy is your base Policy’s Face Amount plus any premium payments you make and less any withdrawals and distributions.
If you increase the Face Amount of your base Policy, add an Annual Renewable Term Rider and/or Accounting Benefit Rider, and/or increase the Face Amount of such a Rider, we do not change the above allocations. Instead, to determine the cost of insurance charge on each Coverage Segment, as described in the prospectus under Your Policy’s Accumulated Value, we discount the total Death Benefit for all Coverage Segments that would have been payable at the beginning of the Policy month and subtract the Accumulated Value in the base Policy at the beginning of the month before the monthly charge is due to determine the total discounted Net Amount At Risk for all Coverage Segments. We then prorate the Net Amount At Risk for each Coverage Segment in the same proportion that the Face Amount of each Coverage Segment bears to the total Face Amount for all Coverage Segments. The discounted Net Amount At Risk for each Coverage Segment is multiplied by the current COI rate for that Coverage Segment.

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MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES
This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.
We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.
We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section Variable Life Insurance and Your Taxes or tax consequences that relate directly or indirectly to life insurance policies.
Mortality and Expense Charges
The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.
The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.
Investor Control
For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.
The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.
With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

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The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the contract owner.
Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.
Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other variable contracts. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.
Comparison to Taxable Investments
With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain “qualifying dividends” on corporate stock. These rate reductions do not apply to corporate taxpayers. A taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.
These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock has been reduced.
MORE ON PACIFIC LIFE AND THE POLICIES
How We’re Organized
Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.
Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.
Distribution Arrangements
Pacific Select Distributors, Inc. (PSD), our subsidiary, acts as the distributor of the Policies and offers the Policies on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Policies. The

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aggregate amount of underwriting commissions paid to PSD with regard to this Policy in 2007, 2006 and 2005 was $6,264,030.69, $12,090,036.44 and $7,173,817.47 respectively, of which $0 was retained.
PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, and in some cases commissions on premiums paid up to the first target premium may be up to 95%, but the most common schedule of commissions we pay is:

•	95% of premiums paid up to the first target premium
•	31% of premiums paid up to the second target premium
•	6.5% of the premiums paid under targets 3-10
•	3% of premiums paid in excess of the 10th target premium.
A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insureds on the Policy Date, and the gender (unless unisex rates are required) and Risk Class of the Insureds. A Policy’s target premium will usually be less than, but generally does not exceed 105% of, the Policy’s guideline level premiums. Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that shows you the guideline single premium and guideline level premiums.
Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your registered representative and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.
PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.40% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.
In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The additional cash compensation based on premium payments generally does not exceed 15% of first target premium and 2% of premiums paid thereafter. Such additional compensation may give Pacific Life greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.
As of December 31, 2007, the following firms have arrangements in effect with PSD pursuant to which the firm is entitled to receive a revenue sharing payment: American International Group, Advantage Capital Corporation, American General Securities Inc., Axa Advisors LLC, Associated Securities, Benefit Funding Services, Commonwealth Financial Network, First Heartland Securities, First Financial Planners Securities, Financial Network Investment Corp., Financial Service Corp., Geneos Wealth Management, Linsco Private Ledger, Metropolitan Life, M Financial Holdings Inc., Multi Financial, Mutual Service Corp., Mutual Service Corp. of Texas, National Planning Corp., National Financial Partners & National Financial Partners Insurance Services Inc., Ogilvie Securities, Quantum Alliance Financial Corp., Raymond James & Assoc., Raymond James Financial Services, Inc., Royal Alliance, Securities America, Sentra Securities, Sunamerica Securities, United Planners, Walnut Street Securities, Waterstone Financial Group, Inc., and World Group Securities.
We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s

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expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.
All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy over other investment options. You may ask your registered representative about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.
Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.
The Separate Account
The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors, and is now governed by the laws of the State of Nebraska as a result of Pacific Life’s redomestication to Nebraska on September 1, 2005. It’s registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.
The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.
Performance
Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.
Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.
Performance information is no guarantee of how a portfolio or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.
We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.
We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a portfolio has existed for longer than its corresponding

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Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the portfolio from the day the portfolio started operating.
Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.
Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.
We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.
In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria
•	the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration
•	various indices that are unmanaged.
Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.
Yields
The yield or total return of any Variable Account or portfolio does not reflect the deduction of Policy charges.
Money Market Variable Account
The “yield” (also called “current yield”) of the Money Market Variable Account is computed in accordance with a standard method prescribed by the SEC. The net change in the Variable Account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market Variable Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.
The formula for effective yield is: [(Base Period Return + 1)(To the power of 365/7)] - 1.
Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market portfolio are not included in the yield calculation.
Other Variable Accounts
“Yield” of the other Variable Accounts is computed in accordance with a different standard method prescribed by the SEC. For each Variable Account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be

25

generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:	a	=	net investment income earned during the period by the underlying portfolio of the Variable Account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.
The Variable Accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the Fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the Variable Account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Variable Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.
Money Market portfolio
Current yield for the Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Money Market portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield: [(Base Period Return + 1)(To the power of 365/7)] - 1.
Other portfolios
Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:	a	=	dividends and interest earned during the period,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per share on the last day of the period.
Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods.

26

All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.
Financial Statements
The next several pages contain the statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2007, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented.
These are followed by the consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2007 and 2006 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007, which are included in this SAI so you can assess our ability to meet our obligations under the Policies.
Experts
The consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2007 and 2006 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007 as well as the statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2007, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented as included in this SAI have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, independent auditors and independent registered public accounting firm, respectively, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors
Pacific Life Insurance Company:
     We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Pacific Select Exec Separate Account (the “Separate Account”) comprised of Small-Cap Growth (formerly Fasciano Small Equity), International Value, International Small-Cap, Equity Index, Small-Cap Index, Diversified Research, Equity, American Funds® Growth-Income, American Funds Growth, Large-Cap Value, Technology, Short Duration Bond, Floating Rate Loan, Diversified Bond, Growth LT, Focused 30, Health Sciences, Mid-Cap Value, Large-Cap Growth, International Large-Cap, Small-Cap Value, Multi-Strategy, Main Street® Core, Emerging Markets, Managed Bond, Inflation Managed, Money Market, High Yield Bond, Comstock, Mid-Cap Growth, Real Estate, Small-Cap Equity (formerly VN Small-Cap Value), Variable Account I, Variable Account II, Variable Account III, Variable Account V, BlackRock Basic Value V.I. Class III, BlackRock Global Allocation V.I. Class III, Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, International Growth Service Class, Risk-Managed Core Service Class, Mid Cap Growth Service Class, US Strategic Equity, Legg Mason Partners Variable Aggressive Growth — Class II, Legg Mason Partners Variable Mid Cap Core — Class II, MFS New Discovery Series Service Class, MFS Utilities Series Service Class, OpCap Small Cap, T. Rowe Price Blue Chip Growth — II, T. Rowe Price Equity Income — II, Van Eck Worldwide Hard Assets, ETF 2010, ETF 2015, ETF 2020, ETF 2025, ETF 2030, and ETF 2040+ Variable Accounts (collectively, the “Variable Accounts”) as of December 31, 2007, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2007, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Costa Mesa, California
February 29, 2008

SA-1

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Pacific Select Fund
Small-Cap Growth (1)	Small-Cap Growth (1)	3,802,572	$37,800,821	$50,586,558
International Value	International Value	16,681,167	244,194,753	305,888,298
International Small-Cap	International Small-Cap	2,229,716	23,652,315	23,781,568
Equity Index	Equity Index	16,401,630	458,033,998	551,923,748
Small-Cap Index	Small-Cap Index	19,660,996	261,306,317	268,559,695
Diversified Research	Diversified Research	5,273,696	62,898,189	71,202,853
Equity	Equity	2,227,294	43,020,572	49,367,159
American Funds® Growth-Income	American Funds Growth-Income	5,539,751	67,848,429	69,083,376
American Funds Growth	American Funds Growth	4,391,530	59,658,396	63,232,702
Large-Cap Value	Large-Cap Value	11,166,387	142,421,311	158,713,982
Technology	Technology	2,960,794	19,195,983	22,697,331
Short Duration Bond	Short Duration Bond	4,745,145	45,995,883	45,784,332
Floating Rate Loan (2)	Floating Rate Loan	1,004,302	9,836,961	9,449,518
Diversified Bond	Diversified Bond	2,909,446	29,318,233	28,436,884
Growth LT	Growth LT	12,028,286	224,154,389	313,824,405
Focused 30	Focused 30	3,140,267	37,139,122	50,627,705
Health Sciences	Health Sciences	1,929,921	20,323,865	23,304,452
Mid-Cap Value	Mid-Cap Value	11,875,687	203,824,105	203,798,241
Large-Cap Growth	Large-Cap Growth	6,708,218	51,898,677	62,931,636
International Large-Cap	International Large-Cap	20,292,723	174,115,703	192,663,438
Small-Cap Value	Small-Cap Value	4,229,679	63,283,027	60,911,376
Multi-Strategy	Multi-Strategy	5,509,108	84,013,831	98,642,992
Main Street® Core	Main Street Core	6,870,045	131,751,325	171,459,391
Emerging Markets	Emerging Markets	8,480,767	135,142,425	177,769,592
Managed Bond	Managed Bond	36,504,170	406,507,591	413,635,176
Inflation Managed	Inflation Managed	15,529,645	181,379,579	176,308,963
Money Market	Money Market	23,101,077	233,164,222	232,852,644
High Yield Bond	High Yield Bond	11,678,057	79,763,491	76,816,611
Comstock	Comstock	8,156,511	86,248,219	83,377,630
Mid-Cap Growth	Mid-Cap Growth	6,649,902	59,827,066	70,025,262
Real Estate	Real Estate	4,216,491	89,893,173	91,656,834
Small-Cap Equity (3)	Small-Cap Equity (3)	892,493	11,205,089	11,413,844

	M Fund, Inc.
I	Brandes International Equity	6,431,559	118,383,689	118,662,256
II	Turner Core Growth	1,978,806	31,892,958	38,626,284
III	Frontier Capital Appreciation	2,048,766	51,868,688	50,686,469
V	Business Opportunity Value	2,023,916	25,022,060	24,509,619

	BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Class III	BlackRock Basic Value V.I. Class III	363,849	5,898,188	5,021,116
BlackRock Global Allocation V.I. Class III	BlackRock Global Allocation V.I. Class III	810,985	11,616,998	11,783,610

	Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Service Class 2	Fidelity VIP Contrafund® Service Class 2	2,075,247	64,322,234	56,986,283
Fidelity VIP Freedom Income Service Class 2 (2)	Fidelity VIP Freedom Income Service Class 2	1,063	11,997	11,458
Fidelity VIP Freedom 2010 Service Class 2 (2)	Fidelity VIP Freedom 2010 Service Class 2	7,053	87,532	84,073
Fidelity VIP Freedom 2015 Service Class 2 (2)	Fidelity VIP Freedom 2015 Service Class 2	27,534	350,531	337,562
Fidelity VIP Freedom 2020 Service Class 2 (2)	Fidelity VIP Freedom 2020 Service Class 2	7,447	96,093	93,827
Fidelity VIP Freedom 2025 Service Class 2 (2)	Fidelity VIP Freedom 2025 Service Class 2	190,373	2,505,580	2,413,927
Fidelity VIP Freedom 2030 Service Class 2 (2)	Fidelity VIP Freedom 2030 Service Class 2	10,495	145,243	136,332
Fidelity VIP Growth Service Class 2	Fidelity VIP Growth Service Class 2	79,647	3,219,671	3,556,222
Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Mid Cap Service Class 2	882,433	29,429,163	31,441,082
Fidelity VIP Value Strategies Service Class 2	Fidelity VIP Value Strategies Service Class 2	340,527	4,658,964	4,297,447

	Janus Aspen Series
International Growth Service Class (2)	Janus Aspen International Growth Service Class	160,802	9,906,585	10,373,346
Risk-Managed Core Service Class (2)	Janus Aspen INTECH Risk-Managed Core Service Class	11,878	158,883	157,855
Mid Cap Growth Service Class (2)	Janus Aspen Mid Cap Growth Service Class	23,483	873,878	914,666

	Lazard Retirement Series, Inc.
US Strategic Equity (2)	Lazard Retirement U.S. Strategic Equity	3,214	37,081	32,685

	Legg Mason Partners Variable Equity Trust
Legg Mason Partners Variable Aggressive Growth — Class II (2)	Legg Mason Partners Variable Aggressive Growth — Class II	4,856	81,226	79,104
Legg Mason Partners Variable Mid Cap Core — Class II (2)	Legg Mason Partners Variable Mid Cap Core — Class II	9,885	150,199	122,772

	MFS® Variable Insurance Trust
MFS New Discovery Series Service Class (2)	MFS New Discovery Series Service Class	13,113	216,914	213,868
MFS Utilities Series Service Class (2)	MFS Utilities Series Service Class	420,309	13,993,376	14,336,747

See Notes to Financial Statements	See explanation of references on SA-3

SA-2

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 2007

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Premier VIT
OpCap Small Cap (2)	OpCap Small Cap	4,800	$146,162	$140,107
	T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth — II	T. Rowe Price Blue Chip Growth — II	466,812	5,254,105	5,461,695
T. Rowe Price Equity Income — II	T. Rowe Price Equity Income — II	1,213,561	30,218,554	28,700,719
	Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets	Worldwide Hard Assets	1,530,013	48,087,787	63,021,216
	XTF Advisors Trust
ETF 2010 (2)	ETF 2010	7,562	75,367	74,938
ETF 2015 (2)	ETF 2015	8,589	88,091	85,629
ETF 2020 (2)	ETF 2020	35,447	354,910	350,566
ETF 2025 (2)	ETF 2025	34,604	343,796	345,351
ETF 2030 (2)	ETF 2030	57,090	581,783	561,770
ETF 2040+ (2)	ETF 2040+	29,044	285,864	282,885

(1)	Formerly named Fasciano Small Equity Variable Account and Fasciano Small Equity Portfolio.

(2)	Operations commenced during 2007 (See Note 1 to Financial Statements).

(3)	Formerly named VN Small-Cap Value Variable Account and VN Small-Cap Value Portfolio.

     American Funds is a registered trademark of American Funds Distributors, Inc., Main Street is a registered trademark of OppenheimerFunds, Inc., Fidelity and Contrafund are registered trademarks of FMR Corp., and MFS is a registered trademark of MFS Fund Distributors, Inc.
See Notes to Financial Statements

SA-3

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	Variable Accounts
	Small-Cap	International	International	Equity	Small-Cap	Diversified
	Growth (1)	Value	Small-Cap	Index	Index	Research	Equity

ASSETS
Investments in portfolios, at value	$50,586,558	$305,888,298	$23,781,568	$551,923,748	$268,559,695	$71,202,853	$49,367,159
Receivables:
Due from Pacific Life Insurance Company	50,734	123,590	53,062	271,352	242,726	99,269	54,685

Total Assets	50,637,292	306,011,888	23,834,630	552,195,100	268,802,421	71,302,122	49,421,844

LIABILITIES
Payables:
Fund shares purchased	50,719	123,549	53,054	271,325	242,726	99,256	54,685
Other	—	—	—	—	71	—	11

Total Liabilities	50,719	123,549	53,054	271,325	242,797	99,256	54,696

NET ASSETS	$50,586,573	$305,888,339	$23,781,576	$551,923,775	$268,559,624	$71,202,866	$49,367,148

Units Outstanding	3,236,389	8,793,719	2,202,534	9,701,628	14,234,769	4,824,065	3,445,626

Accumulation Unit Value	$15.63	$34.78	$10.80	$56.89	$18.87	$14.76	$14.33

Cost of Investments	$37,800,821	$244,194,753	$23,652,315	$458,033,998	$261,306,317	$62,898,189	$43,020,572

	American Funds	American Funds	Large-Cap		Short Duration	Floating	Diversified
	Growth-Income	Growth	Value	Technology	Bond	Rate Loan	Bond

ASSETS
Investments in portfolios, at value	$69,083,376	$63,232,702	$158,713,982	$22,697,331	$45,784,332	$9,449,518	$28,436,884
Receivables:
Due from Pacific Life Insurance Company	148,761	108,127	215,389	27,329	50,544	43,913	88,476

Total Assets	69,232,137	63,340,829	158,929,371	22,724,660	45,834,876	9,493,431	28,525,360

LIABILITIES
Payables:
Fund shares purchased	148,761	108,127	215,222	27,329	50,542	43,913	88,466
Other	3,004	74	—	14	—	—	—

Total Liabilities	151,765	108,201	215,222	27,343	50,542	43,913	88,466

NET ASSETS	$69,080,372	$63,232,628	$158,714,149	$22,697,317	$45,784,334	$9,449,518	$28,436,894

Units Outstanding	5,233,800	4,288,451	9,143,314	2,811,966	4,049,884	962,991	2,668,272

Accumulation Unit Value	$13.20	$14.74	$17.36	$8.07	$11.31	$9.81	$10.66

Cost of Investments	$67,848,429	$59,658,396	$142,421,311	$19,195,983	$45,995,883	$9,836,961	$29,318,233

	Growth	Focused	Health	Mid-Cap	Large-Cap	International	Small-Cap
	LT	30	Sciences	Value	Growth	Large-Cap	Value

ASSETS
Investments in portfolios, at value	$313,824,405	$50,627,705	$23,304,452	$203,798,241	$62,931,636	$192,663,438	$60,911,376
Receivables:
Due from Pacific Life Insurance Company	198,018	203,430	8	500,709	50,139	154,548	8
Fund shares redeemed	—	—	34,120	—	—	—	165,152

Total Assets	314,022,423	50,831,135	23,338,580	204,298,950	62,981,775	192,817,986	61,076,536

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	34,120	—	—	—	165,152
Fund shares purchased	197,986	203,417	—	500,709	50,085	154,548	—
Other	—	—	—	35	—	110	—

Total Liabilities	197,986	203,417	34,120	500,744	50,085	154,658	165,152

NET ASSETS	$313,824,437	$50,627,718	$23,304,460	$203,798,206	$62,931,690	$192,663,328	$60,911,384

Units Outstanding	6,242,947	3,080,715	1,525,560	8,230,390	6,937,338	15,067,071	2,748,103

Accumulation Unit Value	$50.27	$16.43	$15.28	$24.76	$9.07	$12.79	$22.16

Cost of Investments	$224,154,389	$37,139,122	$20,323,865	$203,824,105	$51,898,677	$174,115,703	$63,283,027

(1)	Formerly named Fasciano Small Equity Variable Account.
See Notes to Financial Statements

SA-4

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2007

	Variable Accounts
	Multi-	Main Street	Emerging	Managed	Inflation	Money	High Yield
	Strategy	Core	Markets	Bond	Managed	Market	Bond

ASSETS
Investments in portfolios, at value	$98,642,992	$171,459,391	$177,769,592	$413,635,176	$176,308,963	$232,852,644	$76,816,611
Receivables:
Due from Pacific Life Insurance Company	17	15	—	30,339	54,464	4,492,892	61,544
Fund shares redeemed	13,990	105,514	72,613	—	—	—	—

Total Assets	98,656,999	171,564,920	177,842,205	413,665,515	176,363,427	237,345,536	76,878,155

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	13,990	105,514	72,613	—	—	—	—
Fund shares purchased	—	—	—	30,286	54,464	4,492,892	61,541
Other	—	—	101	—	54	15	—

Total Liabilities	13,990	105,514	72,714	30,286	54,518	4,492,907	61,541

NET ASSETS	$98,643,009	$171,459,406	$177,769,491	$413,635,229	$176,308,909	$232,852,629	$76,816,614

Units Outstanding	1,891,715	3,102,111	5,417,715	9,776,620	4,204,544	10,196,175	1,924,183

Accumulation Unit Value	$52.14	$55.27	$32.81	$42.31	$41.93	$22.84	$39.92

Cost of Investments	$84,013,831	$131,751,325	$135,142,425	$406,507,591	$181,379,579	$233,164,222	$79,763,491

		Mid-Cap	Real	Small-Cap
	Comstock	Growth	Estate	Equity(1)	I	II	III

ASSETS
Investments in portfolios, at value	$83,377,630	$70,025,262	$91,656,834	$11,413,844	$118,662,256	$38,626,284	$50,686,469
Receivables:
Due from Pacific Life Insurance Company	168,401	93,155	273,317	16,260	47,874	2,923	46,889

Total Assets	83,546,031	70,118,417	91,930,151	11,430,104	118,710,130	38,629,207	50,733,358

LIABILITIES
Payables:
Fund shares purchased	168,368	93,155	273,303	16,258	47,874	2,920	46,889
Other	—	26	—	—	2	—	—

Total Liabilities	168,368	93,181	273,303	16,258	47,876	2,920	46,889

NET ASSETS	$83,377,663	$70,025,236	$91,656,848	$11,413,846	$118,662,254	$38,626,287	$50,686,469

Units Outstanding	6,703,119	6,666,596	2,496,462	785,370	3,147,799	1,388,785	1,330,308

Accumulation Unit Value	$12.44	$10.50	$36.71	$14.53	$37.70	$27.81	$38.10

Cost of Investments	$86,248,219	$59,827,066	$89,893,173	$11,205,089	$118,383,689	$31,892,958	$51,868,688

		BlackRock	BlackRock	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
		Basic Value	Global Allocation	Contrafund®	Freedom Income	Freedom 2010	Freedom 2015
	V	V.I. Class III	V.I. Class III	Service Class 2	Service Class 2	Service Class 2	Service Class 2

ASSETS
Investments in portfolios, at value	$24,509,619	$5,021,116	$11,783,610	$56,986,283	$11,458	$84,073	$337,562
Receivables:
Due from Pacific Life Insurance Company	19,969	—	56,742	208,832	—	—	—
Fund shares redeemed	—	5,927	—	—	—	—	—

Total Assets	24,529,588	5,027,043	11,840,352	57,195,115	11,458	84,073	337,562

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	5,927	—	—	—	—	—
Fund shares purchased	19,959	—	56,741	208,832	—	—	—
Other	—	2	—	33	—	—	—

Total Liabilities	19,959	5,929	56,741	208,865	—	—	—

NET ASSETS	$24,509,629	$5,021,114	$11,783,611	$56,986,250	$11,458	$84,073	$337,562

Units Outstanding	1,446,522	397,583	793,421	3,792,886	1,143	8,484	34,170

Accumulation Unit Value	$16.94	$12.63	$14.85	$15.02	$10.03	$9.91	$9.88

Cost of Investments	$25,022,060	$5,898,188	$11,616,998	$64,322,234	$11,997	$87,532	$350,531

(1)	Formerly named VN Small-Cap Equity Variable Account.
See Notes to Financial Statements

SA-5

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2007

	Variable Accounts
	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom 2020	Freedom 2025	Freedom 2030	Growth	Mid Cap	Value Strategies
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2

ASSETS
Investments in portfolios, at value	$93,827	$2,413,927	$136,332	$3,556,222	$31,441,082	$4,297,447
Receivables:
Due from Pacific Life Insurance Company	38,933	—	—	125,480	32,866	17,170

Total Assets	132,760	2,413,927	136,332	3,681,702	31,473,948	4,314,617

LIABILITIES
Payables:
Fund shares purchased	38,933	—	—	125,480	32,854	17,170
Other	—	—	—	—	—	4

Total Liabilities	38,933	—	—	125,480	32,854	17,174

NET ASSETS	$93,827	$2,413,927	$136,332	$3,556,222	$31,441,094	$4,297,443

Units Outstanding	9,549	246,074	13,972	247,233	2,090,850	333,286

Accumulation Unit Value	$9.83	$9.81	$9.76	$14.38	$15.04	$12.89

Cost of Investments	$96,093	$2,505,580	$145,243	$3,219,671	$29,429,163	$4,658,964

					Legg Mason	Legg Mason
	International	Risk-Managed	Mid Cap		Partners Variable	Partners Variable
	Growth	Core	Growth	US Strategic	Aggressive	Mid Cap
	Service Class	Service Class	Service Class	Equity	Growth - Class II	Core - Class II

ASSETS
Investments in portfolios, at value	$10,373,346	$157,855	$914,666	$32,685	$79,104	$122,772
Receivables:
Due from Pacific Life Insurance Company	4,461	14	29,367	—	—	—

Total Assets	10,377,807	157,869	944,033	32,685	79,104	122,772

LIABILITIES
Payables:
Fund shares purchased	4,458	14	29,367	—	—	—

Total Liabilities	4,458	14	29,367	—	—	—

NET ASSETS	$10,373,349	$157,855	$914,666	$32,685	$79,104	$122,772

Units Outstanding	866,820	15,705	82,577	3,462	8,141	12,558

Accumulation Unit Value	$11.97	$10.05	$11.08	$9.44	$9.72	$9.78

Cost of Investments	$9,906,585	$158,883	$873,878	$37,081	$81,226	$150,199

	MFS New	MFS		T. Rowe Price	T. Rowe Price	Van Eck
	Discovery Series	Utilities Series	OpCap	Blue Chip	Equity	Worldwide
	Service Class	Service Class	Small Cap	Growth - II	Income - II	Hard Assets

ASSETS
Investments in portfolios, at value	$213,868	$14,336,747	$140,107	$5,461,695	$28,700,719	$63,021,216
Receivables:
Due from Pacific Life Insurance Company	—	—	—	8,853	18,146	268,942
Fund shares redeemed	—	4,231	—	—	—	—

Total Assets	213,868	14,340,978	140,107	5,470,548	28,718,865	63,290,158

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	4,231	—	—	—	—
Fund shares purchased	—	—	—	8,851	18,146	268,942
Other	—	—	—	—	4	5

Total Liabilities	—	4,231	—	8,851	18,150	268,947

NET ASSETS	$213,868	$14,336,747	$140,107	$5,461,697	$28,700,715	$63,021,211

Units Outstanding	22,449	1,287,407	14,693	413,880	2,275,375	2,428,039

Accumulation Unit Value	$9.53	$11.14	$9.54	$13.20	$12.61	$25.96

Cost of Investments	$ 216,914	$13,993,376	$146,162	$5,254,105	$30,218,554	$48,087,787

See Notes to Financial Statements

SA-6

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2007

	Variable Accounts
	ETF 2010	ETF 2015	ETF 2020	ETF 2025	ETF 2030	ETF 2040+

ASSETS
Investments in portfolios, at value	$74,938	$85,629	$350,566	$345,351	$561,770	$282,885
Receivables:
Due from Pacific Life Insurance Company	—	26,680	—	6,954	1,411	—

Total Assets	74,938	112,309	350,566	352,305	563,181	282,885

LIABILITIES
Payables:
Fund shares purchased	—	26,680	—	6,954	1,411	—

Total Liabilities	—	26,680	—	6,954	1,411	—

NET ASSETS	$74,938	$85,629	$350,566	$345,351	$561,770	$282,885

Units Outstanding	7,562	8,589	35,447	34,604	57,090	29,044

Accumulation Unit Value	$9.91	$9.97	$9.89	$9.98	$9.84	$9.74

Cost of Investments	$75,367	$88,091	$354,910	$343,796	$581,783	$285,864

See Notes to Financial Statements

SA-7

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

	Variable Accounts
	Small-Cap	International	International	Equity	Small-Cap	Diversified
	Growth (1)	Value	Small-Cap	Index	Index	Research	Equity

INVESTMENT INCOME
Dividends	$—	$6,209,919	$263,532	$10,452,919	$3,695,225	$535,376	$113,435

Net Investment Income	—	6,209,919	263,532	10,452,919	3,695,225	535,376	113,435

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	1,787,843	15,803,330	146,954	(5,482,406)	10,752,479	3,123,255	3,438,684
Capital gain distributions	—	34,234,351	—	—	—	—	—

Realized Gain (Loss)	1,787,843	50,037,681	146,954	(5,482,406)	10,752,479	3,123,255	3,438,684

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	4,425,086	(39,003,319)	(379,230)	24,548,115	(20,045,664)	(2,619,658)	(722,184)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,212,929	$17,244,281	$31,256	$29,518,628	($5,597,960)	$1,038,973	$2,829,935

	American	American	Large-		Short	Floating
	Funds	Funds	Cap		Duration	Rate	Diversified
	Growth-Income	Growth	Value	Technology	Bond	Loan (2)	Bond

INVESTMENT INCOME
Dividends	$862,120	$279,627	$1,904,295	$10,228	$1,991,999	$451,942	$1,031,172

Net Investment Income	862,120	279,627	1,904,295	10,228	1,991,999	451,942	1,031,172

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	3,936,906	8,238,466	4,080,175	2,558,874	(291,247)	(159,034)	3,344
Capital gain distributions	—	—	—	—	—	—	45,108

Realized Gain (Loss)	3,936,906	8,238,466	4,080,175	2,558,874	(291,247)	(159,034)	48,452

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(2,923,413)	(1,311,233)	(643,816)	1,108,005	232,055	(387,444)	(975,779)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,875,613	$7,206,860	$5,340,654	$3,677,107	$1,932,807	($94,536)	$103,845

	Growth	Focused	Health	Mid-Cap	Large-Cap	International	Small-Cap
	LT	30	Sciences	Value	Growth	Large-Cap	Value

INVESTMENT INCOME
Dividends	$1,349,167	$166,019	$—	$1,608,408	$—	$3,038,271	$1,265,867

Net Investment Income	1,349,167	166,019	—	1,608,408	—	3,038,271	1,265,867

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	(609,866)	2,777,690	586,372	6,556,477	1,998,798	14,034,973	990,482
Capital gain distributions	—	—	—	—	—	30,741,389	—

Realized Gain (Loss)	(609,866)	2,777,690	586,372	6,556,477	1,998,798	44,776,362	990,482

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	43,992,491	7,493,801	2,611,877	(13,051,615)	9,992,604	(30,250,943)	(261,501)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$44,731,792	$10,437,510	$3,198,249	($4,886,730)	$11,991,402	$17,563,690	$1,994,848

(1)	Formerly named Fasciano Small Equity Variable Account.

(2)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

SA-8

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2007

	Variable Accounts
	Multi-	Main Street	Emerging	Managed	Inflation	Money	High Yield
	Strategy	Core	Markets	Bond	Managed	Market	Bond

INVESTMENT INCOME
Dividends	$2,922,289	$2,055,949	$1,710,560	$17,044,773	$6,952,321	$10,150,537	$5,686,544

Net Investment Income	2,922,289	2,055,949	1,710,560	17,044,773	6,952,321	10,150,537	5,686,544

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	2,918,889	952,499	12,230,937	264,947	(1,890,644)	(47,365)	(940,383)
Capital gain distributions	—	—	25,044,384	394,022	—	—	—

Realized Gain (Loss)	2,918,889	952,499	37,275,321	658,969	(1,890,644)	(47,365)	(940,383)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(1,266,678)	4,047,073	2,772,823	14,366,023	11,150,701	80,479	(3,109,832)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,574,500	$7,055,521	$41,758,704	$32,069,765	$16,212,378	$10,183,651	$1,636,329

		Mid-Cap	Real	Small-Cap
	Comstock	Growth	Estate	Equity (1)	I	II	III

INVESTMENT INCOME
Dividends	$1,174,494	$285,678	$1,171,758	$22,441	$2,405,327	$136,338	$—

Net Investment Income	1,174,494	285,678	1,171,758	22,441	2,405,327	136,338	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain from security transactions	275,641	4,428,533	12,742,773	171,960	10,949,739	2,705,059	4,567,998
Capital gain distributions	—	—	—	—	16,025,509	2,736,681	4,551,639

Realized Gain	275,641	4,428,533	12,742,773	171,960	26,975,248	5,441,740	9,119,637

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(5,287,597)	6,671,147	(32,127,891)	144,195	(21,095,858)	1,713,196	(3,511,449)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($3,837,462)	$11,385,358	($18,213,360)	$338,596	$8,284,717	$7,291,274	$5,608,188

					Fidelity VIP	Fidelity VIP	Fidelity VIP
		BlackRock	BlackRock	Fidelity VIP	Freedom	Freedom	Freedom
		Basic	Global	Contrafund®	Income	2010	2015
		Value	Allocation	Service	Service	Service	Service
	V	V.I. Class III	V.I. Class III	Class 2	Class 2 (2)	Class 2 (2)	Class 2 (2)

INVESTMENT INCOME
Dividends	$158,983	$68,040	$336,886	$395,866	$416	$1,875	$7,488

Net Investment Income	158,983	68,040	336,886	395,866	416	1,875	7,488

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	428,110	69,549	191,896	342,600	—	—	(261)
Capital gain distributions	2,017,194	657,018	589,801	13,499,438	81	1,490	6,855

Realized Gain	2,445,304	726,567	781,697	13,842,038	81	1,490	6,594

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(1,303,058)	(827,602)	33,281	(7,276,834)	(539)	(3,459)	(12,969)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,301,229	($32,995)	$1,151,864	$6,961,070	($42)	($94)	$1,113

(1)	Formerly named VN Small-Cap Value Variable Account.

(2)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

SA-9

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2007

	Variable Accounts
	Fidelity VIP	Fidelity VIP	Fidelity VIP		Fidelity VIP	Fidelity VIP
	Freedom	Freedom	Freedom	Fidelity VIP	Mid	Value
	2020	2025	2030	Growth	Cap	Strategies
	Service	Service	Service	Service	Service	Service
	Class 2 (1)	Class 2 (1)	Class 2 (1)	Class 2	Class 2	Class 2

INVESTMENT INCOME
Dividends	$1,043	$46,594	$2,546	$3,265	$122,344	$47,305

Net Investment Income	1,043	46,594	2,546	3,265	122,344	47,305

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	(2)	(64)	(7)	64,381	10,581	4,368
Capital gain distributions	1,173	51,162	3,708	2,151	1,766,653	1,110,736

Realized Gain	1,171	51,098	3,701	66,532	1,777,234	1,115,104

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(2,266)	(91,654)	(8,911)	312,378	1,478,408	(553,331)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($52)	$6,038	($2,664)	$382,175	$3,377,986	$609,078

					Legg Mason	Legg Mason
	International	Risk-Managed	Mid Cap		Partners Variable	Partners Variable
	Growth	Core	Growth		Aggressive	Mid Cap
	Service	Service	Service	US Strategic	Growth -	Core -
	Class (1)	Class (1)	Class (1)	Equity (1)	Class II (1)	Class II (1)

INVESTMENT INCOME
Dividends	$21,910	$524	$275	$229	$—	$72

Net Investment Income	21,910	524	275	229	—	72

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	121,432	216	441	(317)	(34,248)	(511)
Capital gain distributions	—	—	507	4,385	460	23,545

Realized Gain (Loss)	121,432	216	948	4,068	(33,788)	23,034

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	466,762	(1,028)	40,788	(4,396)	(2,122)	(27,427)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$610,104	($288)	$42,011	($99)	($35,910)	($4,321)

	MFS New	MFS				Van Eck
	Discovery Series	Utilities Series	OpCap	T. Rowe Price	T. Rowe Price	Worldwide
	Service	Service	Small	Blue Chip	Equity	Hard
	Class (1)	Class (1)	Cap (1)	Growth - II	Income - II	Assets

INVESTMENT INCOME
Dividends	$—	$—	$—	$4,605	$479,630	$53,609

Net Investment Income	—	—	—	4,605	479,630	53,609

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	(563)	2,807	(6,401)	231,430	1,510,760	3,843,452
Capital gain distributions	—	—	8,480	—	1,791,496	5,229,868

Realized Gain (Loss)	(563)	2,807	2,079	231,430	3,302,256	9,073,320

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(3,046)	343,371	(6,055)	44,227	(2,957,798)	10,878,379

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($3,609)	$346,178	($3,976)	$280,262	$824,088	$20,005,308

(1)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

SA-10

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2007

	Variable Accounts
	ETF 2010 (1)	ETF 2015 (1)	ETF 2020 (1)	ETF 2025 (1)	ETF 2030 (1)	ETF 2040+ (1)

INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—

Net Investment Income	—	—	—	—	—	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	19	9	(1,851)	144	4,027	(2,029)
Capital gain distributions	—	—	—	—	—	—

Realized Gain (Loss)	19	9	(1,851)	144	4,027	(2,029)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(429)	(2,462)	(4,343)	1,555	(20,013)	(2,979)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($410)	($2,453)	($6,194)	$1,699	($15,986)	($5,008)

(1)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

SA-11

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Small-Cap Growth (1)		International Value		International Small-Cap
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006 (2)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$107,425	$6,209,919	$4,094,626	$263,532	$15,460
Realized gain (loss)	1,787,843	3,291,410	50,037,681	8,278,984	146,954	(32,452)
Change in unrealized appreciation (depreciation) on investments	4,425,086	(1,024,236)	(39,003,319)	44,856,954	(379,230)	508,483

Net Increase in Net Assets Resulting from Operations	6,212,929	2,374,599	17,244,281	57,230,564	31,256	491,491

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	4,713,560	4,724,895	25,269,630	21,917,985	3,184,903	1,056,863
Transfers between variable and fixed accounts, net	5,250,043	(3,436,558)	18,125,526	9,957,367	9,888,824	12,203,591
Transfers—policy charges and deductions	(3,137,582)	(3,089,730)	(16,754,961)	(14,930,929)	(1,380,037)	(510,126)
Transfers—surrenders	(2,299,441)	(1,970,281)	(16,659,383)	(11,886,282)	(600,745)	(294,040)
Transfers—other	(713,226)	(374,035)	(4,025,963)	(2,379,198)	(217,936)	(72,468)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	3,813,354	(4,145,709)	5,954,849	2,678,943	10,875,009	12,383,820

NET INCREASE (DECREASE) IN NET ASSETS	10,026,283	(1,771,110)	23,199,130	59,909,507	10,906,265	12,875,311

NET ASSETS
Beginning of Year or Period	40,560,290	42,331,400	282,689,209	222,779,702	12,875,311	—

End of Year or Period	$50,586,573	$40,560,290	$305,888,339	$282,689,209	$23,781,576	$12,875,311

	Equity Index		Small-Cap Index		Diversified Research
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$10,452,919	$9,078,433	$3,695,225	$4,444,901	$535,376	$487,192
Realized gain (loss)	(5,482,406)	4,989,859	10,752,479	57,449,987	3,123,255	3,784,659
Change in unrealized appreciation (depreciation) on investments	24,548,115	60,900,878	(20,045,664)	(15,238,792)	(2,619,658)	3,747,598

Net Increase (Decrease) in Net Assets Resulting from Operations	29,518,628	74,969,170	(5,597,960)	46,656,096	1,038,973	8,019,449

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	48,359,236	50,879,511	20,648,803	30,075,826	8,697,285	12,006,390
Transfers between variable and fixed accounts, net	(6,104,627)	(19,863,531)	(13,575,635)	(21,811,327)	(7,530,968)	(1,662,103)
Transfers—policy charges and deductions	(32,062,683)	(32,690,100)	(15,592,627)	(16,853,330)	(4,659,322)	(4,707,278)
Transfers—surrenders	(34,524,303)	(23,618,439)	(18,711,492)	(14,777,846)	(2,679,765)	(2,764,005)
Transfers—other	(3,290,598)	(2,466,333)	(2,506,029)	(1,153,975)	(549,498)	(560,888)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(27,622,975)	(27,758,892)	(29,736,980)	(24,520,652)	(6,722,268)	2,312,116

NET INCREASE (DECREASE) IN NET ASSETS	1,895,653	47,210,278	(35,334,940)	22,135,444	(5,683,295)	10,331,565

NET ASSETS
Beginning of Year	550,028,122	502,817,844	303,894,564	281,759,120	76,886,161	66,554,596

End of Year	$551,923,775	$550,028,122	$268,559,624	$303,894,564	$71,202,866	$76,886,161

(1)	Formerly named Fasciano Small Equity Variable Account.

(2)	Operations commenced on May 1, 2006.

See Notes to Financial Statements

SA-12

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Equity		American Funds Growth-Income		American Funds Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$113,435	$165,903	$862,120	$644,572	$279,627	$254,675
Realized gain	3,438,684	2,805,194	3,936,906	1,669,747	8,238,466	1,317,165
Change in unrealized appreciation (depreciation) on investments	(722,184)	880,612	(2,923,413)	3,305,810	(1,311,233)	2,107,555

Net Increase in Net Assets Resulting from Operations	2,829,935	3,851,709	1,875,613	5,620,129	7,206,860	3,679,395

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	4,257,902	4,257,547	9,274,083	5,691,503	8,546,445	5,830,180
Transfers between variable and fixed accounts, net	3,907,061	(7,408,294)	9,212,335	31,454,929	(5,121,714)	28,122,647
Transfers—policy charges and deductions	(3,526,824)	(3,336,497)	(4,959,295)	(3,183,438)	(4,546,413)	(2,956,003)
Transfers—surrenders	(2,441,955)	(1,729,045)	(2,162,295)	(1,458,711)	(1,819,827)	(1,840,466)
Transfers—other	(666,170)	(405,365)	(384,678)	(381,339)	171,168	(572,594)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,530,014	(8,621,654)	10,980,150	32,122,944	(2,770,341)	28,583,764

NET INCREASE (DECREASE) IN NET ASSETS	4,359,949	(4,769,945)	12,855,763	37,743,073	4,436,519	32,263,159

NET ASSETS
Beginning of Year	45,007,199	49,777,144	56,224,609	18,481,536	58,796,109	26,532,950

End of Year	$49,367,148	$45,007,199	$69,080,372	$56,224,609	$63,232,628	$58,796,109

	Large-Cap Value		Technology		Short Duration Bond
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,904,295	$1,807,964	$10,228	$—	$1,991,999	$1,749,338
Realized gain (loss)	4,080,175	20,744,705	2,558,874	810,405	(291,247)	(197,359)
Change in unrealized appreciation (depreciation) on investments	(643,816)	552,147	1,108,005	133,083	232,055	231,067

Net Increase in Net Assets Resulting from Operations	5,340,654	23,104,816	3,677,107	943,488	1,932,807	1,783,046

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	16,459,987	17,018,881	1,664,304	1,863,002	5,644,721	5,808,015
Transfers between variable and fixed accounts, net	133,111	(2,747,732)	1,787,482	4,893,986	(1,820,360)	2,643,755
Transfers—policy charges and deductions	(11,335,442)	(10,933,769)	(1,230,313)	(1,189,826)	(3,051,745)	(3,048,767)
Transfers—surrenders	(5,976,887)	(5,971,738)	(603,702)	(975,798)	(1,510,952)	(1,541,303)
Transfers—other	(2,348,557)	(1,036,712)	(140,715)	(156,426)	(262,278)	(433,437)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(3,067,788)	(3,671,070)	1,477,056	4,434,938	(1,000,614)	3,428,263

NET INCREASE IN NET ASSETS	2,272,866	19,433,746	5,154,163	5,378,426	932,193	5,211,309

NET ASSETS
Beginning of Year	156,441,283	137,007,537	17,543,154	12,164,728	44,852,141	39,640,832

End of Year	$158,714,149	$156,441,283	$22,697,317	$17,543,154	$45,784,334	$44,852,141

See Notes to Financial Statements

SA-13

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Floating Rate Loan		Diversified Bond		Growth LT
	Period Ended		Year Ended	Period Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2007 (1)		2007	2006 (2)	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$451,942		$1,031,172	$279,242	$1,349,167	$1,781,369
Realized gain (loss)	(159,034)		48,452	73,815	(609,866)	(23,159,386)
Change in unrealized appreciation (depreciation) on investments	(387,444)		(975,779)	94,429	43,992,491	49,347,602

Net Increase (Decrease) in Net Assets Resulting from Operations	(94,536)		103,845	447,486	44,731,792	27,969,585

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	1,333,528		3,079,499	882,467	25,258,099	27,989,407
Transfers between variable and fixed accounts, net	8,965,591		17,333,074	10,007,565	(13,120,991)	(8,862,832)
Transfers—policy charges and deductions	(406,484)		(1,570,883)	(475,880)	(20,605,099)	(21,767,984)
Transfers—surrenders	(266,762)		(818,277)	(289,307)	(20,518,160)	(14,794,952)
Transfers—other	(81,819)		(178,521)	(84,174)	(3,272,320)	(2,531,885)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	9,544,054		17,844,892	10,040,671	(32,258,471)	(19,968,246)

NET INCREASE IN NET ASSETS	9,449,518		17,948,737	10,488,157	12,473,321	8,001,339

NET ASSETS
Beginning of Year or Periods	—		10,488,157	—	301,351,116	293,349,777

End of Year or Periods	$9,449,518		$28,436,894	$10,488,157	$313,824,437	$301,351,116

	Focused 30		Health Sciences		Mid-Cap Value
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$166,019	$16,125	$—	$—	$1,608,408	$1,270,013
Realized gain	2,777,690	1,668,935	586,372	3,362,841	6,556,477	38,295,145
Change in unrealized appreciation (depreciation) on investments	7,493,801	2,979,620	2,611,877	(1,988,005)	(13,051,615)	(12,980,142)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,437,510	4,664,680	3,198,249	1,374,836	(4,886,730)	26,585,016

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	3,179,178	2,138,455	2,579,856	2,312,267	23,448,928	21,119,872
Transfers between variable and fixed accounts, net	12,901,554	6,089,415	625,690	1,432,748	8,117,285	3,805,348
Transfers—policy charges and deductions	(2,169,823)	(1,482,703)	(1,338,772)	(1,286,192)	(13,997,843)	(12,855,103)
Transfers—surrenders	(2,014,229)	(904,226)	(789,127)	(703,891)	(9,704,681)	(8,376,722)
Transfers—other	(218,095)	(230,048)	(3,541)	(150,448)	(2,529,552)	(2,137,792)

Net Increase in Net Assets Derived from Policy Transactions	11,678,585	5,610,893	1,074,106	1,604,484	5,334,137	1,555,603

NET INCREASE IN NET ASSETS	22,116,095	10,275,573	4,272,355	2,979,320	447,407	28,140,619

NET ASSETS
Beginning of Year	28,511,623	18,236,050	19,032,105	16,052,785	203,350,799	175,210,180

End of Year	$50,627,718	$28,511,623	$23,304,460	$19,032,105	$203,798,206	$203,350,799

(1)	Operations commenced during 2007 (See Note 1 to Financial Statements).

(2)	Operations commenced on May 1, 2006.

See Notes to Financial Statements

SA-14

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Large-Cap Growth		International Large-Cap		Small-Cap Value
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$115,763	$3,038,271	$4,516,762	$1,265,867	$1,391,025
Realized gain	1,998,798	175,278	44,776,362	10,876,954	990,482	15,164,030
Change in unrealized appreciation (depreciation) on investments	9,992,604	(2,370,143)	(30,250,943)	22,299,738	(261,501)	(6,749,213)

Net Increase (Decrease) in Net Assets Resulting from Operations	11,991,402	(2,079,102)	17,563,690	37,693,454	1,994,848	9,805,842

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	8,694,794	9,575,390	20,646,760	19,343,982	7,486,224	9,914,163
Transfers between variable and fixed accounts, net	(8,606,756)	6,524,016	(10,020,324)	11,372,990	(6,078,397)	4,321,884
Transfers—policy charges and deductions	(5,225,444)	(5,368,237)	(11,816,427)	(10,933,643)	(3,840,838)	(3,371,879)
Transfers—surrenders	(3,116,083)	(2,674,359)	(6,518,950)	(5,629,751)	(2,622,187)	(1,840,112)
Transfers—other	(884,437)	(493,014)	(1,725,137)	(1,541,514)	(379,649)	(379,600)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(9,137,926)	7,563,796	(9,434,078)	12,612,064	(5,434,847)	8,644,456

NET INCREASE (DECREASE) IN NET ASSETS	2,853,476	5,484,694	8,129,612	50,305,518	(3,439,999)	18,450,298

NET ASSETS
Beginning of Year	60,078,214	54,593,520	184,533,716	134,228,198	64,351,383	45,901,085

End of Year	$62,931,690	$60,078,214	$192,663,328	$184,533,716	$60,911,384	$64,351,383

	Multi-Strategy		Main Street Core		Emerging Markets
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,922,289	$2,653,121	$2,055,949	$1,881,007	$1,710,560	$857,900
Realized gain (loss)	2,918,889	4,047,623	952,499	(2,143,204)	37,275,321	30,462,095
Change in unrealized appreciation (depreciation) on investments	(1,266,678)	4,843,958	4,047,073	22,030,678	2,772,823	(6,475,139)

Net Increase in Net Assets Resulting from Operations	4,574,500	11,544,702	7,055,521	21,768,481	41,758,704	24,844,856

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	7,007,667	8,830,702	14,542,933	14,210,254	12,824,085	10,484,189
Transfers between variable and fixed accounts, net	(5,143,677)	(10,869,366)	13,589,235	(9,423,357)	13,253,054	5,289,763
Transfers—policy charges and deductions	(5,918,815)	(6,546,365)	(11,062,848)	(10,702,529)	(8,001,708)	(6,536,226)
Transfers—surrenders	(6,410,061)	(5,203,479)	(9,956,823)	(9,496,466)	(6,048,926)	(4,243,264)
Transfers—other	(1,070,899)	(488,451)	(899,164)	(694,754)	(2,455,038)	(1,190,449)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(11,535,785)	(14,276,959)	6,213,333	(16,106,852)	9,571,467	3,804,013

NET INCREASE (DECREASE) IN NET ASSETS	(6,961,285)	(2,732,257)	13,268,854	5,661,629	51,330,171	28,648,869

NET ASSETS
Beginning of Year	105,604,294	108,336,551	158,190,552	152,528,923	126,439,320	97,790,451

End of Year	$98,643,009	$105,604,294	$171,459,406	$158,190,552	$177,769,491	$126,439,320

See Notes to Financial Statements

SA-15

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Managed Bond		Inflation Managed		Money Market
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$17,044,773	$13,487,113	$6,952,321	$6,210,381	$10,150,537	$9,421,222
Realized gain (loss)	658,969	(65,305)	(1,890,644)	3,729,209	(47,365)	93,367
Change in unrealized appreciation (depreciation) on investments	14,366,023	2,348,712	11,150,701	(9,126,937)	80,479	(159,144)

Net Increase in Net Assets Resulting from Operations	32,069,765	15,770,520	16,212,378	812,653	10,183,651	9,355,445

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	25,953,261	35,000,285	15,103,679	18,637,190	259,233,274	170,353,386
Transfers between variable and fixed accounts, net	44,769,597	16,490,356	9,508,734	(1,617,742)	(170,855,028)	(129,571,545)
Transfers—policy charges and deductions	(18,648,436)	(17,592,511)	(10,075,461)	(9,746,404)	(22,425,588)	(22,527,349)
Transfers—surrenders	(27,156,576)	(12,232,229)	(8,327,609)	(6,254,365)	(29,005,989)	(19,725,233)
Transfers—other	4,819,341	(1,537,813)	(1,759,356)	(584,191)	(2,585,272)	(6,809,673)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	29,737,187	20,128,088	4,449,987	434,488	34,361,397	(8,280,414)

NET INCREASE IN NET ASSETS	61,806,952	35,898,608	20,662,365	1,247,141	44,545,048	1,075,031

NET ASSETS
Beginning of Year	351,828,277	315,929,669	155,646,544	154,399,403	188,307,581	187,232,550

End of Year	$413,635,229	$351,828,277	$176,308,909	$155,646,544	$232,852,629	$188,307,581

	High Yield Bond		Comstock		Mid-Cap Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,686,544	$5,249,213	$1,174,494	$846,030	$285,678	$108,938
Realized gain (loss)	(940,383)	(49,278)	275,641	5,087,711	4,428,533	5,043,631
Change in unrealized appreciation (depreciation) on investments	(3,109,832)	1,307,522	(5,287,597)	1,620,181	6,671,147	(3,166,803)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,636,329	6,507,457	(3,837,462)	7,553,922	11,385,358	1,985,766

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	7,523,737	6,823,211	10,014,355	9,209,518	7,413,161	5,953,304
Transfers between variable and fixed accounts, net	1,253,288	(1,545,652)	25,180,438	9,552,364	7,217,828	12,490,992
Transfers—policy charges and deductions	(4,506,754)	(4,653,707)	(4,998,419)	(3,554,043)	(4,566,722)	(3,675,359)
Transfers—surrenders	(3,262,293)	(4,003,710)	(2,428,255)	(2,032,120)	(2,542,931)	(1,648,634)
Transfers—other	(706,945)	(1,127,030)	(1,222,692)	(558,156)	(609,782)	(74,906)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	301,033	(4,506,888)	26,545,427	12,617,563	6,911,554	13,045,397

NET INCREASE IN NET ASSETS	1,937,362	2,000,569	22,707,965	20,171,485	18,296,912	15,031,163

NET ASSETS
Beginning of Year	74,879,252	72,878,683	60,669,698	40,498,213	51,728,324	36,697,161

End of Year	$76,816,614	$74,879,252	$83,377,663	$60,669,698	$70,025,236	$51,728,324

See Notes to Financial Statements

SA-16

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Real Estate		Small-Cap Equity (1)		I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,171,758	$3,266,984	$22,441	$37,592	$2,405,327	$1,348,991
Realized gain	12,742,773	25,528,115	171,960	585,776	26,975,248	12,066,894
Change in unrealized appreciation (depreciation) on investments	(32,127,891)	5,506,440	144,195	20,015	(21,095,858)	8,248,082

Net Increase (Decrease) in Net Assets Resulting from Operations	(18,213,360)	34,301,539	338,596	643,383	8,284,717	21,663,967

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	10,380,072	10,102,037	1,301,918	712,544	7,147,952	6,659,741
Transfers between variable and fixed accounts, net	(9,685,613)	1,578,495	5,230,174	2,374,905	3,950,909	10,361,732
Transfers—policy charges and deductions	(7,024,310)	(6,845,236)	(613,905)	(301,691)	(5,897,843)	(5,095,934)
Transfers—surrenders	(5,735,674)	(4,733,261)	(434,043)	(81,046)	(5,241,523)	(2,404,074)
Transfers—other	(1,834,896)	(1,155,218)	(103,927)	(65,473)	1,773,518	(997,982)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(13,900,421)	(1,053,183)	5,380,217	2,639,239	1,733,013	8,523,483

NET INCREASE (DECREASE) IN NET ASSETS	(32,113,781)	33,248,356	5,718,813	3,282,622	10,017,730	30,187,450

NET ASSETS
Beginning of Year	123,770,629	90,522,273	5,695,033	2,412,411	108,644,524	78,457,074

End of Year	$91,656,848	$123,770,629	$11,413,846	$5,695,033	$118,662,254	$108,644,524

	II		III		V
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$136,338	$209,719	$—	$—	$158,983	$117,599
Realized gain	5,441,740	3,655,562	9,119,637	7,927,299	2,445,304	2,219,830
Change in unrealized appreciation (depreciation) on investments	1,713,196	(1,035,395)	(3,511,449)	(1,508,703)	(1,303,058)	556,166

Net Increase in Net Assets Resulting from Operations	7,291,274	2,829,886	5,608,188	6,418,596	1,301,229	2,893,595

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	3,080,981	3,494,413	3,687,792	3,854,683	2,253,653	1,951,214
Transfers between variable and fixed accounts, net	(700,127)	3,178,025	332,558	2,060,781	(1,417,957)	3,870,477
Transfers—policy charges and deductions	(2,073,056)	(2,143,953)	(2,532,873)	(2,433,125)	(1,289,820)	(1,156,081)
Transfers—surrenders	(3,737,511)	(757,979)	(1,859,089)	(3,474,871)	(1,054,083)	(378,159)
Transfers—other	(1,281,928)	(268,206)	(175,127)	(792,387)	(180,107)	(385,839)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(4,711,641)	3,502,300	(546,739)	(784,919)	(1,688,314)	3,901,612

NET INCREASE (DECREASE) IN NET ASSETS	2,579,633	6,332,186	5,061,449	5,633,677	(387,085)	6,795,207

NET ASSETS
Beginning of Year	36,046,654	29,714,468	45,625,020	39,991,343	24,896,714	18,101,507

End of Year	$38,626,287	$36,046,654	$50,686,469	$45,625,020	$24,509,629	$24,896,714

(1)	Formerly named VN Small-Cap Value Variable Account.

See Notes to Financial Statements

SA-17

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	BlackRock Basic Value		BlackRock Global Allocation		Fidelity VIP Contrafund®
	V.I. Class III (1)		V.I. Class III (2)		Service Class 2
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$68,040	$40,458	$336,886	$119,786	$395,866	$284,992
Realized gain	726,567	280,465	781,697	340,882	13,842,038	3,391,424
Change in unrealized appreciation (depreciation) on investments	(827,602)	(42,659)	33,281	33,418	(7,276,834)	(1,037,935)

Net Increase (Decrease) in Net Assets Resulting from Operations	(32,995)	278,264	1,151,864	494,086	6,961,070	2,638,481

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	648,757	132,172	1,279,335	558,679	5,959,709	3,716,147
Transfers between variable and fixed accounts, net	2,025,353	2,464,727	5,963,132	954,895	16,981,156	4,769,802
Transfers—policy charges and deductions	(310,615)	(66,004)	(560,780)	(254,490)	(2,270,335)	(1,474,975)
Transfers—surrenders	(169,869)	(26,848)	(361,556)	(111,455)	(1,847,832)	(544,400)
Transfers—other	(57,333)	(7,949)	(135,157)	(94,518)	(127,345)	352,047

Net Increase in Net Assets Derived from Policy Transactions	2,136,293	2,496,098	6,184,974	1,053,111	18,695,353	6,818,621

NET INCREASE IN NET ASSETS	2,103,298	2,774,362	7,336,838	1,547,197	25,656,423	9,457,102

NET ASSETS
Beginning of Year	2,917,816	143,454	4,446,773	2,899,576	31,329,827	21,872,725

End of Year	$5,021,114	$2,917,816	$11,783,611	$4,446,773	$56,986,250	$31,329,827

	Fidelity VIP Freedom Income		Fidelity VIP Freedom 2010		Fidelity VIP Freedom 2015
	Service Class 2		Service Class 2		Service Class 2
	Period Ended		Period Ended		Period Ended
	December 31,		December 31,		December 31,
	2007 (3)		2007 (3)		2007 (3)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$416		$1,875		$7,488
Realized gain	81		1,490		6,594
Change in unrealized depreciation on investments	(539)		(3,459)		(12,969)

Net Increase (Decrease) in Net Assets Resulting from Operations	(42)		(94)		1,113

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	—		—		2,806
Transfers between variable and fixed accounts, net	11,611		84,167		361,539
Transfers—policy charges and deductions	(111)		(—)		(2,770)
Transfers—surrenders	—		—		—
Transfers—other	—		—		(25,126)

Net Increase in Net Assets Derived from Policy Transactions	11,500		84,167		336,449

NET INCREASE IN NET ASSETS	11,458		84,073		337,562

NET ASSETS
Beginning of Year or Periods	—		—		—

End of Year or Periods	$11,458		$84,073		$337,562

(1)	Formerly named Mercury Basic Value V.I. Class III Variable Account.

(2)	Formerly named Mercury Global Allocation V.I. Class III Variable Account.

(3)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

SA-18

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Fidelity VIP Freedom 2020		Fidelity VIP Freedom 2025		Fidelity VIP Freedom 2030
	Service Class 2		Service Class 2		Service Class 2
	Period Ended		Period Ended		Period Ended
	December 31,		December 31,		December 31,
	2007 (1)		2007 (1)		2007 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,043		$46,594		$2,546
Realized gain	1,171		51,098		3,701
Change in unrealized depreciation on investments	(2,266)		(91,654)		(8,911)

Net Increase (Decrease) in Net Assets Resulting from Operations	(52)		6,038		(2,664)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	—		18,188		2,015
Transfers between variable and fixed accounts, net	94,251		2,408,135		138,216
Transfers—policy charges and deductions	(372)		(18,279)		(1,235)
Transfers—surrenders	—		—		—
Transfers—other	—		(155)		—

Net Increase in Net Assets Derived from Policy Transactions	93,879		2,407,889		138,996

NET INCREASE IN NET ASSETS	93,827		2,413,927		136,332

NET ASSETS
Beginning of Periods	—		—		—

End of Periods	$93,827		$2,413,927		$136,332

	Fidelity VIP Growth		Fidelity VIP Mid Cap		Fidelity VIP Value Strategies
	Service Class 2		Service Class 2		Service Class 2
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment Income	$3,265	$548	$122,344	$32,325	$47,305	$1,345
Realized gain	66,532	7,966	1,777,234	1,154,388	1,115,104	38,733
Change in unrealized appreciation (depreciation) on investments	312,378	18,493	1,478,408	(7,854)	(553,331)	182,610

Net Increase in Net Assets Resulting from Operations	382,175	27,007	3,377,986	1,178,859	609,078	222,688

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	179,736	72,885	3,120,404	2,061,569	579,223	174,129
Transfers between variable and fixed accounts, net	2,475,603	333,684	9,841,292	(26,177)	(6,687,758)	8,993,291
Transfers—policy charges and deductions	(106,928)	(40,522)	(1,299,506)	(1,012,840)	(401,624)	(75,081)
Transfers—surrenders	(14,585)	(917)	(862,084)	(409,554)	(149,030)	(31,051)
Transfers—other	(18,069)	(2,085)	(439,722)	524,046	615,166	114,040

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,515,757	363,045	10,360,384	1,137,044	(6,044,023)	9,175,328

NET INCREASE (DECREASE) IN NET ASSETS	2,897,932	390,052	13,738,370	2,315,903	(5,434,945)	9,398,016

NET ASSETS
Beginning of Year	658,290	268,238	17,702,724	15,386,821	9,732,388	334,372

End of Year	$3,556,222	$658,290	$31,441,094	$17,702,724	$4,297,443	$9,732,388

(1)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

SA-19

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts (1)
	International Growth	Risk-Managed Core	Mid Cap Growth
	Service Class	Service Class	Service Class
	Period Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,
	2007	2007	2007

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$21,910	$524	$275
Realized gain	121,432	216	948
Change in unrealized appreciation (depreciation) on investments	466,762	(1,028)	40,788

Net Increase (Decrease) in Net Assets Resulting from Operations	610,104	(288)	42,011

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	268,427	9,822	18,334
Transfers between variable and fixed accounts, net	9,968,378	151,460	860,468
Transfers—policy charges and deductions	(297,506)	(2,895)	(8,727)
Transfers—surrenders	(28,448)	—	(1,760)
Transfers—other	(147,606)	(244)	4,340

Net Increase in Net Assets Derived from Policy Transactions	9,763,245	158,143	872,655

NET INCREASE IN NET ASSETS	10,373,349	157,855	914,666

NET ASSETS
Beginning of Periods	—	—	—

End of Periods	$10,373,349	$157,855	$914,666

		Legg Mason Partners Variable	Legg Mason Partners Variable
	US Strategic Equity	Aggressive Growth - Class II	Mid Cap Core - Class II
	Period Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,
	2007	2007	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$229	$—	$72
Realized gain (loss)	4,068	(33,788)	23,034
Change in unrealized depreciation on investments	(4,396)	(2,122)	(27,427)

Net Decrease in Net Assets Resulting from Operations	(99)	(35,910)	(4,321)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	130	16,040	2,629
Transfers between variable and fixed accounts, net	33,456	110,091	130,562
Transfers—policy charges and deductions	(802)	(12,799)	(3,802)
Transfers—surrenders	—	(998)	(1,758)
Transfers—other	—	2,680	(538)

Net Increase in Net Assets Derived from Policy Transactions	32,784	115,014	127,093

NET INCREASE IN NET ASSETS	32,685	79,104	122,772

NET ASSETS
Beginning of Periods	—	—	—

End of Periods	$32,685	$79,104	$122,772

(1)	Operations commenced during 2007 for all Variable Accounts (See Note 1 to Financial Statements).

See Notes to Financial Statements

SA-20

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	MFS New Discovery Series		MFS Utilities Series
	Service Class		Service Class		OpCap Small Cap
	Period Ended		Period Ended		Period Ended
	December 31,		December 31,		December 31,
	2007 (1)		2007 (1)		2007 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—		$—		$—
Realized gain (loss)	(563)		2,807		2,079
Change in unrealized appreciation (depreciation) on investments	(3,046)		343,371		(6,055)

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,609)		346,178		(3,976)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	6,123		109,679		10,504
Transfers between variable and fixed accounts, net	212,903		14,008,715		137,173
Transfers—policy charges and deductions	(1,430)		(75,030)		(4,875)
Transfers—surrenders	—		(41,378)		—
Transfers—other	(119)		(11,417)		1,281

Net Increase in Net Assets Derived from Policy Transactions	217,477		13,990,569		144,083

NET INCREASE IN NET ASSETS	213,868		14,336,747		140,107

NET ASSETS
Beginning of Periods	—		—		—

End of Periods	$213,868		$14,336,747		$140,107

	T. Rowe Price		T. Rowe Price		Van Eck
	Blue Chip Growth - II		Equity Income - II		Worldwide Hard Assets
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,605	$4,525	$479,630	$258,532	$53,609	$9,968
Realized gain	231,430	27,023	3,302,256	1,718,526	9,073,320	3,389,190
Change in unrealized appreciation (depreciation) on investments	44,227	135,818	(2,957,798)	1,594,381	10,878,379	1,813,845

Net Increase in Net Assets resulting from Operations	280,262	167,366	824,088	3,571,439	20,005,308	5,213,003

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	661,302	262,035	2,644,557	1,616,732	5,153,750	4,431,425
Transfers between variable and fixed accounts, net	1,211,661	1,469,436	330,961	17,455,450	2,490,507	20,377,573
Transfers—policy charges and deductions	(383,069)	(135,589)	(1,614,464)	(1,032,026)	(1,875,694)	(1,255,118)
Transfers—surrenders	(47,595)	(51,123)	(2,122,377)	(490,751)	(1,741,303)	(1,790,274)
Transfers—other	1,398,283	(22,598)	(101,800)	(301,739)	27,061	(212,950)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,840,582	1,522,161	(863,123)	17,247,666	4,054,321	21,550,656

NET INCREASE (DECREASE) IN NET ASSETS	3,120,844	1,689,527	(39,035)	20,819,105	24,059,629	26,763,659

NET ASSETS
Beginning of Year	2,340,853	651,326	28,739,750	7,920,645	38,961,582	12,197,923

End of Year	$5,461,697	$2,340,853	$28,700,715	$28,739,750	$63,021,211	$38,961,582

(1)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

SA-21

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts (1)
	ETF 2010	ETF 2015	ETF 2020
	Period Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,
	2007	2007	2007

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—
Realized gain (loss)	19	9	(1,851)
Change in unrealized depreciation on investments	(429)	(2,462)	(4,343)

Net Decrease in Net Assets Resulting from Operations	(410)	(2,453)	(6,194)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	4,257	7,999	4,943
Transfers between variable and fixed accounts, net	73,755	81,516	381,985
Transfers—policy charges and deductions	(2,630)	(1,433)	(7,759)
Transfers—surrenders	—	—	—
Transfers—other	(34)	—	(22,409)
Net Increase in Net Assets Derived from Policy Transactions	75,348	88,082	356,760

NET INCREASE IN NET ASSETS	74,938	85,629	350,566

NET ASSETS
Beginning of Periods	—	—	—

End of Periods	$74,938	$85,629	$350,566

	ETF 2025	ETF 2030	ETF 2040+
	Period Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,
	2007	2007	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—
Realized gain (loss)	144	4,027	(2,029)
Change in unrealized appreciation (depreciation) on investments	1,555	(20,013)	(2,979)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,699	(15,986)	(5,008)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	28,276	175,868	75,713
Transfers between variable and fixed accounts, net	324,932	425,491	226,319
Transfers—policy charges and deductions	(9,363)	(21,261)	(12,703)
Transfers—surrenders	—	—	—

Transfers—other	(193)	(2,342)	(1,436)

Net Increase in Net Assets Derived from Policy Transactions	343,652	577,756	287,893

NET INCREASE IN NET ASSETS	345,351	561,770	282,885

NET ASSETS
Beginning of Periods	—	—	—

End of Periods	$345,351	$561,770	$282,885

(1)	Operations commenced during 2007 for all Variable Accounts (See Note 1 to Financial Statements).

See Notes to Financial Statements

SA-22

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS
     A summary of accumulation unit values (“AUV”), total units outstanding, total net assets, ratios of investment income to average daily net assets, and total returns for each year or period ended December 31 are presented in the table below. The ratio of expenses to average daily net assets is 0.00% for all Variable Accounts.

				Ratios of
	At the End of Each Year or Period			Investment
		Total	Total	Income to
Variable Accounts		Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

Small-Cap Growth (3)
2007	$15.63	3,236,389	$50,586,573	0.00%	15.10%
2006	13.58	2,986,761	40,560,290	0.26%	5.07%
2005	12.93	3,275,109	42,331,400	0.22%	2.66%
2004	12.59	2,951,152	37,156,824	0.66%	18.94%
2003	10.59	3,398,472	35,974,022	0.53%	33.14%

International Value
2007	$34.78	8,793,719	$305,888,339	2.01%	6.24%
2006	32.74	8,634,107	282,689,209	1.65%	25.69%
2005	26.05	8,552,145	222,779,702	1.97%	9.43%
2004	23.80	8,918,003	212,291,147	1.64%	16.42%
2003	20.45	8,873,873	181,445,589	1.78%	27.71%

International Small-Cap
2007	$10.80	2,202,534	$23,781,576	1.34%	4.73%
05/01/2006 - 12/31/2006	10.31	1,248,871	12,875,311	0.23%	3.10%

Equity Index
2007	$56.89	9,701,628	$551,923,775	1.84%	5.23%
2006	54.06	10,173,850	550,028,122	1.77%	15.52%
2005	46.80	10,743,851	502,817,844	1.46%	4.67%
2004	44.71	11,113,375	496,919,308	1.78%	10.58%
2003	40.43	11,037,075	446,272,511	1.59%	28.29%

Small-Cap Index
2007	$18.87	14,234,769	$268,559,624	1.25%	(2.02%)
2006	19.25	15,783,089	303,894,564	1.52%	17.79%
2005	16.35	17,236,081	281,759,120	0.49%	4.38%
2004	15.66	19,260,276	301,640,966	0.84%	17.76%
2003	13.30	5,554,119	73,865,812	0.71%	46.53%

Diversified Research
2007	$14.76	4,824,065	$71,202,866	0.71%	1.19%
2006	14.59	5,271,188	76,886,161	0.67%	11.97%
2005	13.03	5,109,087	66,554,596	0.47%	5.24%
2004	12.38	4,639,224	57,425,802	0.63%	11.20%
2003	11.13	3,940,814	43,865,757	0.48%	32.63%

Equity
2007	$14.33	3,445,626	$49,367,148	0.22%	6.27%
2006	13.48	3,338,286	45,007,199	0.37%	8.65%
2005	12.41	4,011,507	49,777,144	0.26%	6.53%
2004	11.65	4,204,821	48,978,168	0.79%	5.14%
2003	11.08	4,520,255	50,076,742	0.38%	24.33%

American Funds Growth-Income
2007	$13.20	5,233,800	$69,080,372	1.31%	4.66%
2006	12.61	4,458,099	56,224,609	1.62%	14.77%
05/03/2005 - 12/31/2005	10.99	1,681,919	18,481,536	1.92%	9.88%

American Funds Growth
2007	$14.74	4,288,451	$63,232,628	0.42%	11.93%
2006	13.17	4,463,397	58,796,109	0.69%	9.81%
05/03/2005 - 12/31/2005	12.00	2,211,749	26,532,950	0.78%	19.96%

Large-Cap Value
2007	$17.36	9,143,314	$158,714,149	1.18%	3.54%
2006	16.77	9,331,394	156,441,283	1.25%	17.58%
2005	14.26	9,608,665	137,007,537	1.29%	6.16%
2004	13.43	10,752,848	144,430,409	1.39%	9.93%
2003	12.22	8,834,486	107,946,997	1.31%	31.24%

Technology
2007	$8.07	2,811,966	$22,697,317	0.05%	23.03%
2006	6.56	2,674,031	17,543,154	0.00%	9.34%
2005	6.00	2,027,444	12,164,728	0.00%	21.71%
2004	4.93	1,963,166	9,677,876	0.00%	3.67%
2003	4.76	1,902,193	9,045,704	0.00%	42.58%

Short Duration Bond
2007	$11.31	4,049,884	$45,784,334	4.52%	4.47%
2006	10.82	4,144,613	44,852,141	4.11%	4.27%
2005	10.38	3,819,364	39,640,832	3.05%	1.57%
2004	10.22	3,222,976	32,932,836	2.57%	1.21%
05/01/2003 - 12/31/2003	10.10	1,732,267	17,489,215	2.67%	0.96%

Floating Rate Loan (4)
05/04/2007 - 12/31/2007	$9.81	962,991	$9,449,518	7.28%	(1.89%)

Diversified Bond
2007	$10.66	2,668,272	$28,436,894	5.09%	1.32%
05/01/2006 - 12/31/2006	10.52	997,088	10,488,157	4.65%	5.19%

See Notes to Financial Statements	See explanation of references on SA-27

SA-23

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

				Ratios of
	At the End of Each Year or Period			Investment
		Total	Total	Income to
Variable Accounts		Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

Growth LT
2007	$50.27	6,242,947	$313,824,437	0.44%	15.63%
2006	43.47	6,931,734	301,351,116	0.60%	9.72%
2005	39.62	7,403,306	293,349,777	0.25%	7.68%
2004	36.80	8,117,880	298,732,310	0.00%	10.40%
2003	33.33	8,820,098	293,996,618	0.00%	33.98%

Focused 30
2007	$16.43	3,080,715	$50,627,718	0.43%	31.84%
2006	12.46	2,287,373	28,511,623	0.07%	23.71%
2005	10.08	1,809,953	18,236,050	1.06%	22.07%
2004	8.25	1,076,135	8,882,205	0.06%	14.85%
2003	7.19	734,167	5,276,326	0.00%	42.26%

Health Sciences
2007	$15.28	1,525,560	$23,304,460	0.00%	16.47%
2006	13.12	1,451,105	19,032,105	0.00%	8.11%
2005	12.13	1,323,214	16,052,785	0.00%	15.28%
2004	10.52	1,164,155	12,250,871	0.00%	7.54%
2003	9.79	1,003,438	9,819,112	0.00%	27.82%

Mid-Cap Value
2007	$24.76	8,230,390	$203,798,206	0.74%	(2.15%)
2006	25.31	8,035,634	203,350,799	0.69%	14.97%
2005	22.01	7,960,146	175,210,180	0.54%	8.87%
2004	20.22	7,867,057	159,059,494	0.42%	25.08%
2003	16.16	6,439,885	104,100,588	0.59%	29.10%

Large-Cap Growth (5)
2007	$9.07	6,937,338	$62,931,690	0.00%	21.63%
2006	7.46	8,055,216	60,078,214	0.21%	(3.82%)
2005	7.75	7,040,498	54,593,520	0.34%	2.94%
2004	7.53	8,859,994	66,740,228	0.73%	4.65%
2003	7.20	6,371,597	45,861,577	0.27%	25.36%

International Large-Cap
2007	$12.79	15,067,071	$192,663,328	1.58%	9.26%
2006	11.70	15,768,095	184,533,716	2.89%	27.00%
2005	9.21	14,566,843	134,228,198	0.87%	12.70%
2004	8.18	10,780,247	88,145,064	1.08%	18.61%
2003	6.89	9,224,647	63,593,649	1.31%	30.52%

Small-Cap Value
2007	$22.16	2,748,103	$60,911,384	1.85%	3.14%
2006	21.49	2,994,334	64,351,383	2.51%	19.75%
2005	17.95	2,557,703	45,901,085	1.37%	13.65%
2004	15.79	2,058,033	32,498,597	2.28%	24.41%
05/01/2003 -12/31/2003	12.69	970,884	12,323,204	1.76%	26.93%

Multi-Strategy
2007	$52.14	1,891,715	$98,643,009	2.81%	4.34%
2006	49.97	2,113,184	105,604,294	2.53%	11.68%
2005	44.75	2,421,143	108,336,551	2.24%	3.78%
2004	43.12	2,441,059	105,252,817	1.76%	9.81%
2003	39.26	2,453,312	96,327,173	1.47%	23.28%

Main Street Core
2007	$55.27	3,102,111	$171,459,406	1.20%	4.40%
2006	52.94	2,987,945	158,190,552	1.24%	15.18%
2005	45.97	3,318,283	152,528,923	1.11%	5.99%
2004	43.37	3,405,144	147,678,818	1.32%	9.54%
2003	39.59	3,593,636	142,279,128	1.03%	26.96%

Emerging Markets
2007	$32.81	5,417,715	$177,769,491	1.16%	33.09%
2006	24.65	5,128,600	126,439,320	0.78%	24.40%
2005	19.82	4,934,335	97,790,451	1.09%	41.47%
2004	14.01	4,032,143	56,485,350	1.90%	34.62%
2003	10.41	3,597,135	37,434,125	1.20%	68.42%

Managed Bond
2007	$42.31	9,776,620	$413,635,229	4.47%	8.53%
2006	38.98	9,025,168	351,828,277	4.05%	4.81%
2005	37.19	8,493,958	315,929,669	3.40%	2.63%
2004	36.24	6,211,565	225,105,497	2.96%	5.38%
2003	34.39	6,314,379	217,152,849	4.29%	6.24%

Inflation Managed
2007	$41.93	4,204,544	$176,308,909	4.27%	10.14%
2006	38.07	4,088,136	155,646,544	3.97%	0.52%
2005	37.88	4,076,452	154,399,403	3.00%	2.54%
2004	36.94	3,319,185	122,599,913	0.83%	8.90%
2003	33.92	3,041,925	103,178,081	0.08%	8.24%

See Notes to Financial Statements	See explanation of references on SA-27

SA-24

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

				Ratios of
	At the End of Each Year or Period			Investment
		Total	Total	Income to
Variable Accounts		Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

Money Market
2007	$22.84	10,196,175	$232,852,629	4.85%	4.99%
2006	21.75	8,657,137	188,307,581	4.64%	4.69%
2005	20.78	9,011,395	187,232,550	2.74%	2.82%
2004	20.21	13,542,076	273,645,486	1.01%	1.01%
2003	20.01	13,892,825	277,926,765	0.80%	0.79%

High Yield Bond
2007	$39.92	1,924,183	$76,816,614	7.58%	2.44%
2006	38.97	1,921,427	74,879,252	7.33%	9.42%
2005	35.61	2,046,323	72,878,683	7.05%	2.37%
2004	34.79	2,241,878	77,993,215	7.12%	9.42%
2003	31.79	2,290,346	72,817,214	7.37%	20.29%

Comstock (6)
2007	$12.44	6,703,119	$83,377,663	1.54%	(3.01%)
2006	12.83	4,730,546	60,669,698	1.76%	16.33%
2005	11.02	3,673,500	40,498,213	1.39%	4.36%
2004	10.56	4,333,807	45,781,297	1.88%	17.17%
2003	9.02	1,746,197	15,743,378	1.03%	31.38%

Mid-Cap Growth
2007	$10.50	6,666,596	$70,025,236	0.48%	22.92%
2006	8.55	6,053,274	51,728,324	0.23%	8.93%
2005	7.84	4,677,898	36,697,161	0.00%	17.90%
2004	6.65	3,056,878	20,339,747	0.00%	21.59%
2003	5.47	2,524,178	13,813,264	0.00%	30.39%

Real Estate
2007	$36.71	2,496,462	$91,656,848	1.02%	(16.16%)
2006	43.79	2,826,403	123,770,629	3.08%	38.06%
2005	31.72	2,853,932	90,522,273	0.89%	16.79%
2004	27.16	2,931,932	79,628,507	2.82%	37.62%
2003	19.74	2,443,728	48,227,396	3.26%	37.52%

Small-Cap Equity (7)
2007	$14.53	785,370	$11,413,846	0.24%	6.04%
2006	13.71	415,525	5,695,033	0.89%	18.68%
05/03/2005 - 12/31/2005	11.55	208,894	2,412,411	0.86%	15.48%

I
2007	$37.70	3,147,799	$118,662,254	2.05%	8.01%
2006	34.90	3,112,831	108,644,524	1.50%	26.78%
2005	27.53	2,849,925	78,457,074	1.57%	10.55%
2004	24.90	2,231,535	55,570,535	1.28%	24.00%
2003	20.08	1,975,752	39,679,031	1.27%	47.43%

II
2007	$27.81	1,388,785	$38,626,287	0.37%	22.43%
2006	22.72	1,586,739	36,046,654	0.63%	8.52%
2005	20.93	1,419,434	29,714,468	0.45%	13.92%
2004	18.38	1,456,339	26,762,771	0.30%	11.19%
2003	16.53	1,190,189	19,670,670	0.28%	34.58%

III
2007	$38.10	1,330,308	$50,686,469	0.00%	11.92%
2006	34.04	1,340,167	45,625,020	0.00%	16.35%
2005	29.26	1,366,693	39,991,343	0.00%	15.13%
2004	25.42	1,907,181	48,474,124	0.00%	9.33%
2003	23.25	1,680,154	39,059,365	0.00%	55.89%

V
2007	$16.94	1,446,522	$24,509,629	0.62%	5.44%
2006	16.07	1,549,298	24,896,714	0.55%	13.89%
2005	14.11	1,282,886	18,101,507	0.76%	7.81%
2004	13.09	696,561	9,116,719	0.81%	22.60%
2003	10.68	438,776	4,684,258	0.91%	29.65%

BlackRock Basic Value V.I. Class III (8)
2007	$12.63	397,583	$5,021,114	1.64%	1.53%
2006	12.44	234,578	2,917,816	4.02%	21.59%
02/15/2005 - 12/31/2005	10.23	14,023	143,454	2.48%	2.30%

BlackRock Global Allocation V.I. Class III (9)
2007	$14.85	793,421	$11,783,611	4.57%	16.75%
2006	12.72	349,576	4,446,773	3.86%	16.40%
02/15/2005 - 12/31/2005	10.93	265,340	2,899,576	7.00%	9.28%

Fidelity VIP Contrafund ® Service Class 2
2007	$15.02	3,792,886	$56,986,250	0.91%	17.30%
2006	12.81	2,446,046	31,329,827	1.02%	11.43%
02/15/2005 - 12/31/2005	11.49	1,902,907	21,872,725	0.00%	14.94%

Fidelity VIP Freedom Income Service Class 2 (4)
10/29/2007 - 12/31/2007	$10.03	1,143	$11,458	See Note (10)	(0.35%)

See Notes to Financial Statements	See explanation of references on SA-27

SA-25

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

				Ratios of
	At the End of Each Year or Period			Investment
			Total	Income to
Variable Accounts		Total Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

Fidelity VIP Freedom 2010 Service Class 2 (4)
12/13/2007 - 12/31/2007	$9.91	8,484	$84,073	See Note (10)	(0.11%)

Fidelity VIP Freedom 2015 Service Class 2 (4)
10/26/2007 - 12/31/2007	$9.88	34,170	$337,562	See Note (10)	(2.12%)

Fidelity VIP Freedom 2020 Service Class 2 (4)
12/03/2007 - 12/31/2007	$9.83	9,549	$93,827	See Note (10)	(0.02%)

Fidelity VIP Freedom 2025 Service Class 2 (4)
11/09/2007 - 12/31/2007	$9.81	246,074	$2,413,927	See Note (10)	0.26%

Fidelity VIP Freedom 2030 Service Class 2 (4)
10/08/2007 - 12/31/2007	$9.76	13,972	$136,332	See Note (10)	(2.98%)

Fidelity VIP Growth Service Class 2
2007	$14.38	247,233	$3,556,222	0.19%	26.66%
2006	11.36	57,966	658,290	0.13%	6.57%
02/15/2005 - 12/31/2005	10.66	25,172	268,238	0.00%	6.56%

Fidelity VIP Mid Cap Service Class 2
2007	$15.04	2,090,850	$31,441,094	0.48%	15.34%
2006	13.04	1,357,809	17,702,724	0.18%	12.40%
02/15/2005 - 12/31/2005	11.60	1,326,555	15,386,821	0.00%	15.99%

Fidelity VIP Value Strategies Service Class 2
2007	$12.89	333,286	$4,297,443	0.46%	5.44%
2006	12.23	795,861	9,732,388	0.09%	16.01%
02/15/2005 - 12/31/2005	10.54	31,720	334,372	0.00%	5.41%

International Growth Service Class (4)
05/03/2007 - 12/31/2007	$11.97	866,820	$10,373,349	0.69%	16.76%

Risk-Managed Core Service Class (4)
06/21/2007 - 12/31/2007	$10.05	15,705	$157,855	2.17%	0.66%

Mid Cap Growth Service Class (4)
05/16/2007 - 12/31/2007	$11.08	82,577	$914,666	0.12%	8.83%

US Strategic Equity (4)
05/21/2007 - 12/31/2007	$9.44	3,462	$32,685	4.44%	(8.17%)

Legg Mason Partners Variable Aggressive Growth Class — II (4)
05/03/2007 - 12/31/2007	$9.72	8,141	$79,104	0.00%	(4.02%)

Legg Mason Partners Variable Mid Cap Core Class — II (4)
05/21/2007 - 12/31/2007	$9.78	12,558	$122,772	0.12%	(5.49%)

MFS New Discovery Series Service Class (4)
05/14/2007 - 12/31/2007	$9.53	22,449	$213,868	0.00%	(4.79%)

MFS Utilities Series Service Class (4)
05/11/2007 - 12/31/2007	$11.14	1,287,407	$14,336,747	0.00%	9.08%

OpCap Small Cap (4)
05/24/2007 - 12/31/2007	$9.54	14,693	$140,107	0.00%	(6.71%)

T. Rowe Price Blue Chip Growth — II
2007	$13.20	413,880	$5,461,697	0.07%	12.49%
2006	11.73	199,541	2,340,853	0.32%	9.33%
02/15/2005 - 12/31/2005	10.73	60,700	651,326	0.28%	7.30%

T. Rowe Price Equity Income — II
2007	$12.61	2,275,375	$28,700,715	1.49%	3.03%
2006	12.24	2,347,503	28,739,750	1.54%	18.65%
02/15/2005 - 12/31/2005	10.32	767,607	7,920,645	1.94%	3.19%

Van Eck Worldwide Hard Assets
2007	$25.96	2,428,039	$63,021,211	0.10%	45.36%
2006	17.86	2,181,931	38,961,582	0.03%	24.49%
02/15/2005 - 12/31/2005	14.34	850,416	12,197,923	0.00%	43.43%

ETF 2010 (4)
06/26/2007 - 12/31/2007	$9.91	7,562	$74,938	0.00%	(0.30%)

ETF 2015 (4)
06/11/2007 - 12/31/2007	$9.97	8,589	$85,629	0.00%	(1.77%)

ETF 2020 (4)
05/17/2007 - 12/31/2007	$9.89	35,447	$350,566	0.00%	(2.37%)

ETF 2025 (4)
05/29/2007 - 12/31/2007	$9.98	34,604	$345,351	0.00%	(2.63%)

ETF 2030 (4)
05/04/2007 - 12/31/2007	$9.84	57,090	$561,770	0.00%	(3.72%)

ETF 2040+ (4)
05/17/2007 - 12/31/2007	$9.74	29,044	$282,885	0.00%	(3.94%)

See Notes to Financial Statements	See explanation of references on SA-27

SA-26

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)
Explanation of References for Financial Highlights on K-1 through K-4
(1)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets. These ratios are before the deduction of mortality and expense risk (“M&E”) fees that are assessed against policyholder accounts. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The ratios for periods of less than one full year are annualized.

(2)	Total returns reflect changes in unit value of the underlying portfolios/funds and do not include deductions at the separate account or policy level for any M&E fees, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Total returns for periods of less than one full year are not annualized.

(3)	Prior to 05/01/07, Small-Cap Growth Variable Account was named Fasciano Small Equity Variable Account. Prior to 05/01/2005, the variable account was named Aggressive Equity Variable Account.

(4)	Operations commenced during 2007 (See Note 1 to Financial Statements).

(5)	Prior to 01/01/2006, Large-Cap Growth Variable Account was named Blue Chip Variable Account.

(6)	Prior to 05/01/2003, Comstock Variable Account was named Strategic Value Variable Account.

(7)	Prior to 05/01/2007, Small-Cap Equity Variable Account was named VN Small-Cap Value Variable Account.

(8)	Prior to 10/01/2006, BlackRock Basic Value V.I. Class III Variable Account was named Mercury Basic Value V.I. Class III Variable Account. Prior to 05/01/2005, the variable account was named Merrill Lynch Basic Value V.I. Class III Variable Account.

(9)	Prior to 10/01/2006, BlackRock Global Allocation V.I. Class III Variable Account was named Mercury Global Allocation V.I. Class III Variable Account. Prior to 05/01/2005, the variable account was named Merrill Lynch Global Allocation V.I. Class III Variable Account.

(10)	The annualized investment income ratios for the periods from inception to December 31, 2007 were 20.70%, 43.03%, 17.79%, 24.07%, 13.39%, and 13.07% for the Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, and Fidelity VIP Freedom 2030 Service Class 2 Variable Accounts, respectively. If not annualized, the investment income ratios were 3.63%, 2.24%, 3.27%, 1.91%, 1.94% and 3.04%, respectively.
See Notes to Financial Statements

SA-27

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2007 is comprised of sixty-six subaccounts called Variable Accounts. The assets in each of the Variable Accounts invest in the corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of Pacific Select Fund, M Fund, Inc., BlackRock Variable Series Funds, Inc., Fidelity® Variable Insurance Products Funds, Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, MFS® Variable Insurance Trust, Premier VIT, T. Rowe Price Equity Series, Inc., Van Eck Worldwide Insurance Trust, and XTF Advisors Trust (collectively, the “Funds”) as presented in the Schedule of Investments in Section I of this brochure.
     Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are either included in Sections A through H of this brochure or provided separately and should be read in conjunction with the Separate Account’s financial statements.
     The Separate Account organized and registered with the Securities and Exchange Commission (“SEC”) twenty-two new Variable Accounts listed in the following table:

Commenced
Variable Accounts	Operations on

Floating Rate Loan	May 4, 2007
Fidelity VIP Freedom Income Service Class 2	October 29, 2007
Fidelity VIP Freedom 2010 Service Class 2	December 13, 2007
Fidelity VIP Freedom 2015 Service Class 2	October 26, 2007
Fidelity VIP Freedom 2020 Service Class 2	December 3, 2007
Fidelity VIP Freedom 2025 Service Class 2	November 9, 2007
Fidelity VIP Freedom 2030 Service Class 2	October 8, 2007
International Growth Service Class	May 3, 2007
Risk-Managed Core Service Class	June 21, 2007
Mid Cap Growth Service Class	May 16, 2007
US Strategic Equity	May 21, 2007
Legg Mason Partners Variable Aggressive Growth — Class II	May 3, 2007
Legg Mason Partners Variable Mid Cap Core — Class II	May 21, 2007
MFS New Discovery Series Service Class	May 14, 2007
MFS Utilities Series Service Class	May 11, 2007
OpCap Small Cap	May 24, 2007
ETF 2010	June 26, 2007
ETF 2015	June 11, 2007
ETF 2020	May 17, 2007
ETF 2025	May 29, 2007
ETF 2030	May 4, 2007
ETF 2040+	May 17, 2007
     The net assets of the Pacific Select Fund’s Concentrated Growth and Capital Opportunities Portfolios, the underlying portfolios for the Concentrated Growth and Capital Opportunities Variable Accounts, respectively, were transferred to the Pacific Select Fund’s Equity and Main Street Core Portfolios (the “2007 Surviving Portfolios”), the underlying portfolios for the Equity and Main Street Core Variable Accounts, respectively, in exchange for shares of the 2007 Surviving Portfolios (the “2007 Reorganization”). The 2007 Reorganization took place on April 30, 2007. In connection with the 2007 Reorganization, a total of 1,528,682 outstanding accumulation units (valued at $8,185,234) of the Concentrated Growth Variable Account were exchanged for 575,774 accumulation units with equal value of the Equity Variable Account; and a total of 1,209,146 outstanding accumulation units (valued at $12,366,072) of the Capital Opportunities Variable Account were exchanged for 222,822 accumulation units with equal value of the Main Street Core Variable Account.
     The net assets of the Pacific Select Fund’s Aggressive Growth and Financial Services Portfolios, the underlying portfolios for the Aggressive Growth and Financial Services Variable Accounts, respectively, were transferred to the Pacific Select Fund’s Mid-Cap Growth and Large-Cap Value Portfolios (the “2006 Surviving Portfolios”), the underlying portfolios for the Mid-Cap Growth and Large-Cap Value Variable Accounts, respectively, in exchange for shares of the 2006 Surviving Portfolios (the “2006 Reorganization”). The 2006 Reorganization took place on April 28, 2006. In connection with the 2006 Reorganization, a total of 1,006,002 outstanding accumulation units (valued at $10,233,550) of the Aggressive Growth Variable Account were exchanged for 1,187,650 accumulation units with equal value of the Mid-Cap Growth Variable Account; and a total of 732,657 outstanding accumulation units (valued at $8,957,429) of the Financial Services Variable Account were exchanged for 586,882 accumulation units with equal value of the Large-Cap Value Variable Account.
     The net assets of the Pacific Select Fund’s Equity Income Portfolio, the underlying Portfolio for Equity Income Variable Account, was substituted by Pacific Select Fund’s American Funds Growth-Income Portfolio, the underlying Portfolio of American Funds Growth-Income Variable Account (the “2006 Substitution”). The 2006 Substitution took place on April 28, 2006. In connection with the 2006 Substitution, a total of 1,488,874 outstanding accumulation units (valued at $20,419,717) of the Equity Income Variable Account were substituted by 1,763,883 accumulation units with equal value of the American Funds Growth-Income Variable Account.
     The Separate Account was established by Pacific Life Insurance Company (“Pacific Life”) on May 12, 1988 and commenced operations on November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Life.
     The Separate Account funds individual flexible premium variable life insurance policies issued by Pacific Life. The assets of the Separate Account are carried at market value.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
     A. Valuation of Investments
     Investments in shares of the Funds are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds are discussed in the notes to their financial statements.

SA-28

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
     B. Security Transactions and Investment Income
     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Separate Account for its share of dividends are reinvested in additional full and fractional shares of the related Portfolios.
     C. Federal Income Taxes
     The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the policies.
3. CHARGES AND EXPENSES
     With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums to help pay for costs of distributing the policies and to pay state and local premiums taxes, any other taxes that may be imposed, and to compensate Pacific Life for certain costs or lost investment opportunities resulting from our amortization and delayed recognition of certain policy expenses for Federal income tax purposes. Pacific Life also makes certain deductions from the net assets of each Variable Account for charges for the mortality and expense risks and administrative expenses Pacific Life assumes, cost of insurance, charges for optional benefits and any withdrawal and surrender charges. The operating expenses of the Separate Account are paid by Pacific Life.
4. RELATED PARTY AGREEMENT
     Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, services as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.
5. PURCHASES AND SALES OF INVESTMENTS
     The cost of purchases (excluding dividend reinvestments) and proceeds from sales of investments for the year or periods ended December 31, 2007, were as follows:

Variable Accounts	Purchases	Sales
Small-Cap Growth (1)	$7,758,301	$3,944,970
International Value	36,672,000	30,717,163
International Small-Cap	12,658,963	1,783,956
Equity Index	29,890,083	57,513,109
Small-Cap Index	31,289,518	61,026,424
Diversified Research	8,050,309	14,772,585
Equity	12,535,272	11,005,263
American Funds Growth-Income	36,783,794	25,803,521
American Funds Growth	36,145,721	38,916,052
Large-Cap Value	12,045,542	15,113,417
Technology	8,597,388	7,120,327
Short Duration Bond	14,120,394	15,121,006
Floating Rate Loan (2)	14,133,067	4,589,014
Diversified Bond	18,962,255	1,117,374
Growth LT	12,252,156	44,510,634
Focused 30	18,045,454	6,366,885
Health Sciences	4,711,242	3,637,138
Mid-Cap Value	24,269,047	18,934,848
Large-Cap Growth	9,123,878	18,261,838
International Large-Cap	23,798,804	33,232,818
Small-Cap Value	9,493,925	14,928,776
Multi-Strategy	3,549,772	15,085,565
Main Street Core	18,899,893	12,686,567
Emerging Markets	27,653,611	18,082,105
Managed Bond	53,756,845	24,019,731
Inflation Managed	24,550,859	20,100,860
Money Market	333,567,937	299,206,600
High Yield Bond	26,591,939	26,290,912
Comstock	30,280,499	3,735,103
Mid-Cap Growth	19,777,414	12,865,841
Real Estate	11,141,038	25,041,464
Small-Cap Equity (1)	6,894,770	1,514,555
I	25,941,519	24,208,506
II	4,416,704	9,128,344
III	24,841,950	25,388,684
V	3,665,432	5,353,747
BlackRock Basic Value V.I. Class III	4,340,019	2,203,725
BlackRock Global Allocation V.I. Class III	7,197,035	1,012,062
Fidelity VIP Contrafund® Service Class 2	22,736,566	4,041,190
Fidelity VIP Freedom Income Service Class 2 (2)	11,611	111
Fidelity VIP Freedom 2010 Service Class 2 (2)	84,166	—
Fidelity VIP Freedom 2015 Service Class 2 (2)	372,827	36,378
Fidelity VIP Freedom 2020 Service Class 2 (2)	94,251	372
Fidelity VIP Freedom 2025 Service Class 2 (2)	2,419,623	11,735
Fidelity VIP Freedom 2030 Service Class 2 (2)	139,337	341
Fidelity VIP Growth Service Class 2	2,949,538	433,780
Fidelity VIP Mid Cap Service Class 2	13,320,852	2,960,474
Fidelity VIP Value Strategies Service Class 2	10,423,469	16,467,488
International Growth Service Class (2)	10,828,941	1,065,698
Risk-Managed Core Service Class (2)	162,493	4,350
Mid Cap Growth Service Class (2)	921,676	49,020
US Strategic Equity (2)	47,235	14,452
Legg Mason Partners Variable Aggressive Growth Class — II (2)	1,298,710	1,183,696
Legg Mason Partners Variable Mid Cap Core Class — II (2)	151,114	24,022
MFS New Discovery Series Service Class (2)	251,542	34,065
MFS Utilities Series Service Class (2)	14,189,704	199,135
OpCap Small Cap (2)	161,113	17,029
T. Rowe Price Blue Chip Growth — II	27,150,773	24,310,192
T. Rowe Price Equity Income — II	17,541,774	18,404,889
Van Eck Worldwide Hard Assets	20,009,688	15,955,372
ETF 2010 (2)	77,436	2,088
ETF 2015 (2)	89,403	1,320
ETF 2020 (2)	437,656	80,896
ETF 2025 (2)	408,600	64,948
ETF 2030 (2)	740,597	162,842
ETF 2040+ (2)	325,334	37,441

(1)	Prior to May 1, 2007, the Small-Cap Growth and Small-Cap Equity Variable Accounts were named Fasciano Small Equity and VN Small-Cap Value Variable Accounts, respectively.

(2)	Operations commenced during 2007 (See Note 1 to Financial Statements).

SA-29

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
6. CHANGES IN UNITS OUTSTANDING
     The changes in units outstanding for the years or periods ended December 31, 2007 and 2006, were as follows:

	2007			2006
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Small-Cap Growth (1)	1,328,245	(1,078,617)	249,628	1,183,129	(1,471,477)	(288,348)
International Value	3,613,315	(3,453,703)	159,612	3,266,578	(3,184,616)	81,962
International Small-Cap (2)	1,994,399	(1,040,736)	953,663	1,478,898	(230,027)	1,248,871
Equity Index	2,346,136	(2,818,358)	(472,222)	3,521,144	(4,091,145)	(570,001)
Small-Cap Index	5,200,162	(6,748,482)	(1,548,320)	6,744,476	(8,197,468)	(1,452,992)
Diversified Research	1,834,616	(2,281,739)	(447,123)	2,796,641	(2,634,540)	162,101
Equity	1,562,333	(1,454,993)	107,340	1,233,520	(1,906,741)	(673,221)
American Funds Growth-Income	3,864,346	(3,088,645)	775,701	4,021,867	(1,245,687)	2,776,180
American Funds Growth	6,462,193	(6,637,139)	(174,946)	3,478,056	(1,226,408)	2,251,648
Large-Cap Value	3,802,400	(3,990,480)	(188,080)	4,789,891	(5,067,162)	(277,271)
Technology	2,725,068	(2,587,133)	137,935	3,018,801	(2,372,214)	646,587
Short Duration Bond	2,099,182	(2,193,911)	(94,729)	2,080,756	(1,755,507)	325,249
Floating Rate Loan (3)	1,492,611	(529,620)	962,991
Diversified Bond (2)	2,197,179	(525,995)	1,671,184	1,251,450	(254,362)	997,088
Growth LT	1,528,998	(2,217,785)	(688,787)	2,369,682	(2,841,254)	(471,572)
Focused 30	3,200,064	(2,406,722)	793,342	5,009,603	(4,532,183)	477,420
Health Sciences	1,180,515	(1,106,060)	74,455	1,291,653	(1,163,762)	127,891
Mid-Cap Value	4,701,984	(4,507,228)	194,756	6,585,071	(6,509,583)	75,488
Large-Cap Growth	2,666,940	(3,784,818)	(1,117,878)	3,214,242	(2,199,524)	1,014,718
International Large-Cap	7,575,096	(8,276,120)	(701,024)	8,521,982	(7,320,730)	1,201,252
Small-Cap Value	2,789,105	(3,035,336)	(246,231)	2,570,119	(2,133,488)	436,631
Multi-Strategy	419,934	(641,403)	(221,469)	729,984	(1,037,943)	(307,959)
Main Street Core	857,901	(743,735)	114,166	715,908	(1,046,246)	(330,338)
Emerging Markets	3,297,383	(3,008,268)	289,115	4,037,081	(3,842,816)	194,265
Managed Bond	5,791,955	(5,040,503)	751,452	6,518,394	(5,987,184)	531,210
Inflation Managed	1,832,522	(1,716,114)	116,408	1,917,796	(1,906,112)	11,684
Money Market	41,973,985	(40,434,947)	1,539,038	37,259,145	(37,613,403)	(354,258)
High Yield Bond	1,358,115	(1,355,359)	2,756	1,452,013	(1,576,909)	(124,896)
Comstock	4,191,474	(2,218,901)	1,972,573	3,843,463	(2,786,417)	1,057,046
Mid-Cap Growth	6,065,688	(5,452,366)	613,322	7,247,004	(5,871,628)	1,375,376
Real Estate	1,732,006	(2,061,947)	(329,941)	2,051,186	(2,078,715)	(27,529)
Small-Cap Equity (1)	685,388	(315,543)	369,845	391,202	(184,571)	206,631
I	1,471,592	(1,436,624)	34,968	1,767,747	(1,504,841)	262,906
II	418,243	(616,197)	(197,954)	932,031	(764,726)	167,305
III	862,656	(872,515)	(9,859)	837,305	(863,831)	(26,526)
V	396,302	(499,078)	(102,776)	975,412	(709,000)	266,412
BlackRock Basic Value V.I. Class III (4)	534,033	(371,028)	163,005	385,151	(164,596)	220,555
BlackRock Global Allocation V.I. Class III (4)	600,505	(156,660)	443,845	303,941	(219,705)	84,236
Fidelity VIP Contrafund® Service Class 2	3,054,776	(1,707,936)	1,346,840	2,709,157	(2,166,018)	543,139
Fidelity VIP Freedom Income Service Class 2 (3)	1,154	(11)	1,143
Fidelity VIP Freedom 2010 Service Class 2 (3)	8,484	—	8,484
Fidelity VIP Freedom 2015 Service Class 2 (3)	36,931	(2,761)	34,170
Fidelity VIP Freedom 2020 Service Class 2 (3)	9,587	(38)	9,549
Fidelity VIP Freedom 2025 Service Class 2 (3)	247,965	(1,891)	246,074
Fidelity VIP Freedom 2030 Service Class 2 (3)	14,103	(131)	13,972
Fidelity VIP Growth Service Class 2	235,682	(46,415)	189,267	45,200	(12,406)	32,794
Fidelity VIP Mid Cap Service Class 2	1,410,663	(677,622)	733,041	1,403,588	(1,372,334)	31,254
Fidelity VIP Value Strategies Service Class 2	1,006,295	(1,468,870)	(462,575)	798,962	(34,821)	764,141
International Growth Service Class (3)	1,256,974	(390,154)	866,820
Risk-Managed Core Service Class (3)	16,147	(442)	15,705
Mid Cap Growth Service Class (3)	87,733	(5,156)	82,577
US Strategic Equity (3)	4,906	(1,444)	3,462
Legg Mason Partner Variable Aggressive Growth — Class II (3)	128,796	(120,655)	8,141
Legg Mason Partner Variable Mid Cap Core — Class II (3)	15,146	(2,588)	12,558
MFS New Discovery Series Service Class (3)	24,601	(2,152)	22,449
MFS Utilities Series Service Class (3)	1,315,413	(28,006)	1,287,407
OpCap Small Cap (3)	16,624	(1,931)	14,693
T. Rowe Price Blue Chip Growth — II	2,300,538	(2,086,199)	214,339	185,814	(46,973)	138,841
T. Rowe Price Equity Income — II	4,939,215	(5,011,343)	(72,128)	2,957,440	(1,377,544)	1,579,896
Van Eck Worldwide Hard Assets	1,998,450	(1,752,342)	246,108	2,956,922	(1,625,407)	1,331,515

See explanation of references on SA-31

SA-30

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)

	2007			2006
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
ETF 2010 (3)	7,853	(291)	7,562
ETF 2015 (3)	8,730	(141)	8,589
ETF 2020 (3)	43,682	(8,235)	35,447
ETF 2025 (3)	41,124	(6,520)	34,604
ETF 2030 (3)	59,183	(2,093)	57,090
ETF 2040+ (3)	30,512	(1,468)	29,044

(1)	Prior to May 1, 2007, the Small-Cap Growth and Small-Cap Equity Variable Accounts were named Fasciano Small Equity and VN Small-Cap Value Variable Accounts, respectively.

(2)	Operations commenced on May 1, 2006.

(3)	Operations commenced during 2007 (See Note 1 to Financial Statements).

(4)	Prior to October 1, 2006, the BlackRock Basic Value V.I. Class III and BlackRock Global Allocation V.I. Class III Variable Accounts were named Mercury Basic Value V.I. Class III and Mercury Global Allocation V.I. Class III Variable Accounts, respectively.

SA-31

INDEPENDENT AUDITORS’ REPORT
Pacific Life Insurance Company and Subsidiaries:
We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 1 to the consolidated financial statements, in 2007 the Company changed its method of accounting and reporting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts and for defined benefit pension and other postretirement plans.
As discussed in Note 6 to the consolidated financial statements, the accompanying consolidated financial statements have been reclassified to give effect to broker-dealer discontinued operations.
March 7, 2008

PL-1

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2007	2006

	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$26,854	$25,783
Equity securities available for sale, at estimated fair value	409	428
Mortgage loans, net	4,585	3,567
Policy loans	6,410	6,068
Other investments	2,156	1,600

TOTAL INVESTMENTS	40,414	37,446
Cash and cash equivalents	521	1,341
Deferred policy acquisition costs	4,481	4,248
Other assets	1,482	1,262
Separate account assets	57,605	48,900

TOTAL ASSETS	$104,503	$93,197

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Policyholder account balances	$32,017	$30,744
Future policy benefits	6,025	5,341
Short-term and long-term debt	397	187
Other liabilities	1,878	1,748
Separate account liabilities	57,605	48,900

TOTAL LIABILITIES	97,922	86,920

Commitments and contingencies (Note 19)
Stockholder’s Equity:
Common stock — $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	505	505
Retained earnings	5,814	5,244
Accumulated other comprehensive income	232	498

TOTAL STOCKHOLDER’S EQUITY	6,581	6,277

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$104,503	$93,197

See Notes to Consolidated Financial Statements

PL-2

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
REVENUES
Policy fees and insurance premiums	$1,780	$1,538	$1,361
Net investment income	2,114	2,042	1,918
Net realized investment gain (loss)	(46)	62	23
Realized investment gain on interest in PIMCO		32	104
Investment advisory fees	327	319	249
Other income	98	47	23

TOTAL REVENUES	4,273	4,040	3,678

BENEFITS AND EXPENSES
Interest credited to policyholder account balances	1,266	1,219	1,198
Policy benefits paid or provided	855	780	706
Commission expenses	690	606	530
Operating expenses	740	630	642

TOTAL BENEFITS AND EXPENSES	3,551	3,235	3,076

INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	722	805	602
Provision for income taxes	98	198	100

INCOME FROM CONTINUING OPERATIONS	624	607	502
Cumulative adjustment due to change in accounting principle			(2)
Minority interest	(36)	(13)	(1)
Discontinued operations, net of taxes	11	(4)	43

NET INCOME	$599	$590	$542

See Notes to Consolidated Financial Statements

PL-3

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

					Accumulated Other
					Comprehensive Income (Loss)
					Unrealized
					Gain (Loss) on
					Derivatives
			Unearned		and Securities
	Common	Paid-in	ESOP	Retained	Available for	Other,
	Stock	Capital	Shares	Earnings	Sale, Net	Net	Total

	(In Millions)
BALANCES, JANUARY 1, 2005	$30	$497	($17)	$4,297	$909	$124	$5,840
Comprehensive income (loss):
Net income				542			542
Other comprehensive loss, net					(227)	(46)	(273)

Total comprehensive income							269
Other equity adjustments		5	9				14

BALANCES, DECEMBER 31, 2005	30	502	(8)	4,839	682	78	6,123
Comprehensive income (loss):
Net income				590			590
Other comprehensive loss, net					(246)	(16)	(262)

Total comprehensive income							328
Dividends paid				(185)			(185)
Other equity adjustments		3	8				11

BALANCES, DECEMBER 31, 2006	30	505	0	5,244	436	62	6,277
Comprehensive income (loss):
Net income				599			599
Other comprehensive loss, net					(250)	(16)	(266)

Total comprehensive income							333
Cumulative effect of adoption of new accounting principle, net of tax				(29)			(29)

BALANCES, DECEMBER 31, 2007	$30	$505	$0	$5,814	$186	$46	$6,581

See Notes to Consolidated Financial Statements

PL-4

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income excluding discontinued operations	$588	$594	$499
Adjustments to reconcile net income excluding discontinued operations to net cash provided by operating activities:
Net accretion on fixed maturity securities	(150)	(126)	(96)
Depreciation and other amortization	66	63	34
Deferred income taxes	1	49	61
Net realized investment (gain) loss	46	(62)	(23)
Realized investment gain on interest in PIMCO		(32)	(104)
Net change in deferred policy acquisition costs	(302)	(496)	(452)
Interest credited to policyholder account balances	1,266	1,219	1,198
Change in future policy benefits and other insurance liabilities	666	502	172
Other operating activities, net	(58)	294	316

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	2,123	2,005	1,605
Net cash used in operating activities of discontinued operations	(71)	(16)	(75)

NET CASH PROVIDED BY OPERATING ACTIVITIES	2,052	1,989	1,530

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(5,885)	(5,037)	(4,061)
Sales	2,041	2,039	1,509
Maturities and repayments	2,718	2,937	2,381
Repayments of mortgage loans	439	1,330	423
Purchases of mortgage loans and real estate	(1,658)	(1,140)	(1,153)
Change in policy loans	(342)	(164)	(275)
Interest in PIMCO		88	266
Purchases and terminations of derivative instruments	(58)	(9)	105
Change in collateral received or pledged	17	143	(317)
Other investing activities, net	(222)	(237)	(421)

NET CASH USED IN INVESTING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	(2,950)	(50)	(1,543)
Net cash provided by (used in) investing activities of discontinued operations	76	(9)	(3)

NET CASH USED IN INVESTING ACTIVITIES	(2,874)	(59)	(1,546)

(Continued)
See Notes to Consolidated Financial Statements

PL-5

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2007	2006	2005

	(In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$6,876	$4,760	$5,275
Withdrawals	(7,131)	(5,940)	(5,389)
Net change in short-term debt	100
Issuance of long-term debt	136	9	2
Payments of long-term debt	(33)	(19)	(23)
Dividends paid		(169)
Other financing activities, net	54	11	10

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	2	(1,348)	(125)

Net change in cash and cash equivalents	(820)	582	(141)
Cash and cash equivalents, beginning of year	1,341	759	900

CASH AND CASH EQUIVALENTS, END OF YEAR	$521	$1,341	$759

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid, net	$155	$44	$231
Interest paid	$19	$16	$16

See Notes to Consolidated Financial Statements

PL-6

Pacific Life Insurance Company and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the California Department of Insurance and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, individual annuities, mutual funds, and pension and institutional products. Pacific Life’s primary business operations provide life insurance products, individual annuities and mutual funds, and offer to individuals, businesses, and pension plans a variety of investment products and services.

Pacific Life transferred its legal domicile from the State of California to the State of Nebraska effective September 1, 2005. PMHC transferred its state of legal domicile from the State of California to the State of Nebraska, effective June 29, 2007, to reunite PMHC and Pacific Life under one regulatory authority.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life and its subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) in which the Company was determined to be the primary beneficiary. All significant intercompany transactions and balances have been eliminated. Included in other liabilities is minority interest of $181 million and $92 million as of December 31, 2007 and 2006, respectively.

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI), which is a comprehensive basis of accounting other than U.S. GAAP (Note 2). These consolidated financial statements materially differ from those filed with regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as significant, as they involve a higher degree of judgment and are subject to a significant degree of variability:
•	The fair value of investments in the absence of quoted market values

•	Investment impairments

•	Application of the consolidation rules to certain investments

•	The fair value of and accounting for derivatives

•	The capitalization and amortization of deferred policy acquisition costs (DAC)

•	The liability for future policyholder benefits

•	Accounting for income taxes and the valuation of deferred income tax assets and liabilities and unrecognized tax benefits

•	Accounting for reinsurance transactions

•	Litigation and other contingencies

PL-7

Certain reclassifications have been made to the 2006 and 2005 consolidated financial statements to conform to the 2007 financial statement presentation. The most significant conforming reclassification was reflecting the Company’s broker-dealer operations as a discontinued operation (Note 6).

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Effective December 31, 2007, the Company adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standard (SFAS) No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans. This statement requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in its statement of financial condition and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. The Company’s adoption of SFAS No. 158 resulted in a reduction to other comprehensive income (OCI) of $20 million, net of taxes.

Effective January 1, 2007, the Company adopted FASB Interpretation No. (FIN) 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109. FIN 48 presents a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. There is a two-step evaluation process. The first step is recognition and a company must determine whether it is more likely than not that a tax position will be sustained. The second step is measurement. A tax position that meets the more likely than not recognition threshold should be measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company’s policy is to recognize interest expense and penalties related to unrecognized tax benefits as a component of the provision for income taxes. The adoption of FIN 48 had no impact on the Company’s consolidated financial statements, and therefore, there was no cumulative effect related to the adoption of FIN 48.

Effective May 2, 2007, the Company adopted FASB Staff Position (FSP) No. FIN 48-1, Definition of Settlement in FASB Interpretation No. 48. This FSP amends FIN 48 to provide guidance on how to determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits. This statement is effective upon the initial adoption of FIN 48 with retrospective application if the provisions of this FSP were not previously applied. The adoption of this FSP had no impact on the Company’s consolidated financial statements, and therefore, there was no retrospective adjustment.

Effective January 1, 2007, the Company adopted SFAS No. 155, Accounting for Certain Hybrid Instruments. SFAS No. 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125. SFAS No. 155 (i) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (ii) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; (iii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iv) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (v) amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity (SPE) from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. The adoption of SFAS No. 155 did not have a material impact on the Company’s consolidated financial statements.

Effective January 1, 2007, the Company adopted American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. This SOP provides guidance on accounting for DAC on internal replacements on insurance and investment contracts other than those described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the AICPA issued related Technical Practice Aids (TPAs) to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1. The adoption of SOP 05-1 and the related TPAs resulted in a

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reduction to DAC and the Company recorded a cumulative effect adjustment of $29 million, net of taxes, which was recorded as a reduction to retained earnings.
In April 2006, the FASB issued FSP FIN 46(R)-6, Determining the Variability to Be Considered in Applying FASB Interpretation No. 46(R). This FSP addresses how an entity determines the variability to be considered in applying FIN 46 (revised December 2003), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46(R)). The variability affects the determination of whether an entity is a VIE, which interests are variable interests in an entity, and which party is the primary beneficiary of the VIE. That variability affects any calculation of expected losses and expected residual returns, if such a calculation is necessary. FSP FIN 46(R)-6 was effective for the Company beginning July 1, 2006. Adoption did not impact the Company’s consolidated financial statements.

Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections. This statement changes the requirements for the accounting for and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle as well as changes required by a new accounting pronouncement. It establishes, unless impracticable, retrospective application as the required method for reporting a change in accounting principle in the absence of explicit transition requirements specific to a newly adopted accounting principle.

Effective January 1, 2006, the Company adopted FSP SFAS No. 115-1 and SFAS No. 124-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. The guidance within this FSP is applicable to debt and equity securities that are within the scope of SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. This FSP nullifies certain requirements of Emerging Issues Task Force (EITF) Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments, regarding the recognition of other than temporary impairments and restores the guidance for determination of other than temporary impairment to SFAS No. 115, EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets, and Accounting Principles Board Opinion No. 18, The Equity Method of Accounting for Investments in Common Stock. This FSP adopts the disclosure requirements of EITF Issue No. 03-1. For other than temporarily impaired debt securities, the investor will account for the debt security as if the debt security was purchased on the measurement date of the other than temporary impairment. The discount recorded for the debt security will be amortized over the remaining life of the debt security as a yield adjustment. Adoption did not have a material impact on the Company’s consolidated financial statements.

Under FIN 46, Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51, the consolidation requirements for the Company’s VIEs, created prior to December 31, 2003, were applied effective January 1, 2005. The Company determined that it is the primary beneficiary of a Collateralized Debt Obligation (CDO) VIE of high-yield debt securities that it sponsored in 1998 (Note 4). In accordance with the transition provisions of FIN 46(R), the Company increased assets $67 million, liabilities $65 million, including non-recourse debt of $62 million, accumulated other comprehensive income (AOCI) $4 million and decreased net income by $2 million as a cumulative adjustment due to a change in accounting principle upon the adoption of FIN 46(R).

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51. SFAS No. 160 improves the relevance, comparability and transparency of the financial information that a company provides in its consolidated financial statements by establishing accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. This statement is effective beginning January 1, 2009. The Company is evaluating the impact of SFAS No. 160 on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations, which replaces SFAS No. 141, Business Combinations. SFAS No. 141(R) establishes principles and requirements for how the acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree, recognizes and measures the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This statement is effective beginning January 1, 2009. The Company is evaluating the impact of SFAS No. 141(R) on its consolidated financial statements.

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In April 2007, the FASB issued FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39. FSP FIN 39-1 amends FIN No. 39, Offsetting of Amounts Related to Certain Contracts, to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP FIN 39-1 also amends FIN 39 for certain terminology modifications. This statement permits offsetting of fair value amounts recognized for derivative instruments under master netting arrangements. FSP FIN 39-1 is effective beginning January 1, 2008 and adoption is not expected to have a material impact on the Company’s consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an amendment of FASB Statement No. 115. This statement permits companies to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. This statement also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. This statement is effective beginning January 1, 2008. Adoption of SFAS No. 159 is not expected to have any impact on the Company’s consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. This statement creates a common definition of fair value to be used throughout U.S. GAAP. SFAS No. 157 will apply whenever another standard requires or permits assets or liabilities to be measured at fair value, with certain exceptions. The standard establishes a hierarchy for determining fair value, which emphasizes the use of observable market data whenever available. The statement also requires expanded disclosures, which include the extent to which assets and liabilities are measured at fair value, the methods and assumptions used to measure fair value and the effect of fair value measures on earnings. This statement is effective beginning January 1, 2008. Adoption is not expected to have a material impact on the Company’s consolidated financial statements.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to DAC and future policy benefits, recorded as a component of OCI. For mortgage-backed securities and asset-backed securities (ABS) included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

The estimated fair value of fixed maturity and equity securities is generally obtained from independent pricing services. For fixed maturity securities not able to be priced by independent services (generally private placement and low volume traded securities), an internally developed matrix is used. The matrix utilizes the fair market yield curves, provided by a major independent data service, which determines the discount yield based upon the security’s weighted-average life, rating, and liquidity spread. The estimated fair value of the security is calculated as the present value of the estimated cash flows discounted at the yield determined above. For those securities not priced externally or by the matrix, the estimated fair value is internally determined, utilizing various techniques in valuing complex investments with variable cash flows. Equity securities available for sale include common stocks that have a readily determinable fair value and perpetual preferred stocks.

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The following table identifies the estimated fair value of fixed maturity securities by pricing sources:

	December 31, 2007		December 31, 2006
	Fixed Maturities	% of	Fixed Maturities	% of
	at Estimated	Estimated	at Estimated	Estimated
	Fair Value	Fair Value	Fair Value	Fair Value

	(In Millions)
Independent market quotations	$19,815	73.8%	$19,708	76.4%
Matrix-priced	5,743	21.4%	5,455	21.2%
Other methods	1,296	4.8%	620	2.4%

	$26,854	100.0%	$25,783	100.0%

The matrix-priced securities primarily consist of private placements and have an average duration of four and a half years as of December 31, 2007 and 2006.

The Company assesses whether other than temporary impairments have occurred based upon the Company’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value. All securities with a gross unrealized loss at the consolidated statement of financial condition date are subjected to the Company’s process for identifying other than temporary impairments. The Company considers a wide range of factors, as described below, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in the Company’s evaluation of each security are assumptions and estimates about the operations of the issuer and its future earnings potential.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:
•	The duration and extent that the estimated fair value has been below net carrying amount

•	Industry factors or conditions related to a geographic area that are negatively affecting the security

•	Underlying valuation of assets specifically pledged to support the credit

•	Past due interest or principal payments or other violation of covenants

•	Deterioration of the overall financial condition of the specific issuer

•	Downgrades by a rating agency

•	Ability and intent to hold the investment for a period of time to allow for a recovery of value

•	Fundamental analysis of the liquidity and financial condition of the specific issuer
Also, the Company estimates the cash flows over the life of certain purchased beneficial interests in securitized financial assets. Based upon current information and events, if the estimated fair value of its beneficial interests is less than or equal to its net carrying amount and if there has been an adverse change in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other than temporary impairment is recognized.

Securities and purchased beneficial interests that are deemed to be other than temporarily impaired are written down to estimated fair value in the period the securities or purchased beneficial interest are deemed to be impaired.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss). The Company also includes other than temporary impairment write-downs in net realized investment gain (loss).

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees, valuation allowances and write-downs. Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans deemed to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s estimate of the present value of the expected future cash flows discounted at the current market rate. Changes to the valuation allowance are recorded in net realized investment gain (loss). Policy loans are stated at unpaid principal balances.

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Other investments primarily consist of partnership and joint ventures, real estate investments, derivative instruments, non marketable equity securities, and low income housing related investments qualifying for tax credits (LIHTC). Partnership and joint venture interests where the Company does not have a controlling interest or majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position. Real estate investments are carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss). Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received, in accordance with legally enforceable counterparty master netting agreements (Note 9).

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated cost basis adjustment to the hedged item is amortized into net investment income or interest credited to policyholder account balances over its remaining life.

Investments in LIHTC are recorded under either the effective interest method, if they meet certain requirements, including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income, and the related tax credits are recorded in the provision for income taxes. The amortization recorded in net investment income was $20 million, $24 million and $23 million for the years ended December 31, 2007, 2006 and 2005, respectively.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. DAC related to internally replaced contracts (as defined by SOP 05-1), is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract. However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed. As of December 31, 2007 and 2006, the carrying value of DAC was $4.5 billion and $4.2 billion, respectively (Note 7).

For universal life (UL), variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts. Actual gross margins or profits can vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy

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reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.
Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges up to 8.0%.

A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to future EGPs to the extent that actual or anticipated experience necessitates such a prospective change (Note 7).

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company offers a sales inducement to the policyholder where the policyholder receives a bonus credit, typically ranging from 4.0% to 5.0% of each deposit. The capitalized sales inducement balances included in the DAC asset were $552 million and $538 million as of December 31, 2007 and 2006, respectively.

GOODWILL FROM ACQUISITIONS

The Company’s acquisitions are accounted for under the purchase method of accounting. Goodwill from acquisitions, included in other assets, totaled $15 million and $22 million as of December 31, 2007 and 2006, respectively. There were no goodwill impairment write-downs from continuing operations during the years ended December 31, 2007, 2006 and 2005.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and investment-type contracts, such as funding agreements, fixed account liabilities and guaranteed interest contracts (GICs), are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments. Interest credited to these contracts primarily ranged from 2.0% to 8.0%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement and structured settlement annuities, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses. Interest rates used in establishing such liabilities ranged from 1.6% to 11.0%.

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or unearned revenue reserves, are recognized in income over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.

Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 4.5% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits.

As of December 31, 2007 and 2006, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

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REVENUES, BENEFITS AND EXPENSES

Insurance premiums, annuity contracts with life contingencies and traditional life and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for liabilities for future policy benefits, expenses of contract administration and the amortization of DAC.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in revenue over the periods benefited. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts.

Investment advisory fees are primarily fees earned from the Pacific Select Fund, the investment vehicle provided to the Company’s variable universal life (VUL) and variable annuity contract holders. These fees are based upon the net asset value of the underlying portfolios, and are recorded as earned. Related subadvisory expense is included in operating expenses and recorded when incurred.

DEPRECIATION AND AMORTIZATION

Depreciation of investment real estate is computed using the straight-line method over estimated useful lives, which range from 5 to 30 years. Depreciation of investment real estate is included in net investment income. Certain other assets are depreciated or amortized using the straight-line method over estimated useful lives, which range from 3 to 40 years. Depreciation and amortization of certain other assets are included in operating expenses.

INCOME TAXES

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life and its wholly owned, Arizona domiciled life insurance subsidiary, Pacific Life & Annuity Company (PL&A), and Pacific Alliance Reinsurance Company of Vermont (PAR Vermont), a Vermont-based life reinsurance company wholly owned by Pacific Life, are taxed as life insurance companies for Federal income tax purposes. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or, if necessary, file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated tax expense or benefit based principally on the effect of including their operations in PMHC’s returns under a tax sharing agreement. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets and liabilities are recorded at estimated fair value and represent legally segregated contract holder funds. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

In accordance with SOP 03-1, Accounting and Reporting by Insurance Enterprises for Certain Non Traditional Long-Duration Contracts and for Separate Accounts, for separate account funding agreements where the Company provides a

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guarantee of principal and interest to the contract holder and the Company bears all the risks and rewards of the investments underlying the separate account, the related investments and liabilities are recognized as investments and liabilities in the consolidated statements of financial condition. Revenue and expenses are recognized within the respective revenue, and benefit and expense lines in the consolidated statements of operations.
FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 8, 9 and 12, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

2.	STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS

STATUTORY ACCOUNTING PRACTICES

Pacific Life prepares its regulatory statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

As a result of Pacific Life’s use of a NE DOI permitted accounting practice and a NE DOI prescribed accounting practice that differs from statutory accounting practices adopted by the National Association of Insurance Commissioners (NAIC), Pacific Life’s statutory capital and surplus as of December 31, 2007 did not reflect a net unrealized loss of $45 million. This net unrealized loss primarily relates to certain statutory separate account assets that are carried at book value instead of estimated fair value. Pacific Life’s statutory capital and surplus as of December 31, 2006 did not reflect a net gain of $5 million related to these practices.

STATUTORY NET INCOME AND SURPLUS

Statutory net income of Pacific Life was $362 million, $362 million and $234 million for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory capital and surplus of Pacific Life was $3,708 million and $3,218 million as of December 31, 2007 and 2006, respectively.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2007 and 2006, Pacific Life, PL&A and PAR Vermont exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws. These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Generally, these restrictions pose no short-term liquidity concerns for

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Pacific LifeCorp. Based on these restrictions and 2007 statutory results, Pacific Life could pay $350 million in dividends in 2008 to Pacific LifeCorp without prior approval from the NE DOI, subject to the notification requirement.
During the year ended December 31, 2006, Pacific Life paid two dividends totaling $185 million to Pacific LifeCorp; a $25 million dividend, consisting of $9 million in cash and a real estate investment with an estimated fair value of $16 million, and a $160 million cash dividend. No dividends were paid during 2007 and 2005.

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2007 statutory results, PL&A could pay $6 million in dividends to Pacific Life in 2008 without prior regulatory approval. No dividends were paid during 2007, 2006 and 2005.

3.	CLOSED BLOCK

In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $284 million and $280 million as of December 31, 2007 and 2006, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $308 million and $306 million as of December 31, 2007 and 2006, respectively. The net contribution to income from the Closed Block was insignificant for the years ended December 31, 2007, 2006 and 2005.

4.	VARIABLE INTEREST ENTITIES

The following table presents, as of December 31, 2007 and 2006, the total assets and maximum exposure to loss relating to VIEs, which the Company (i) has consolidated because it is the primary beneficiary or (ii) holds a significant variable interest, but has not consolidated because it is not the primary beneficiary:

	Primary Beneficiary		Not Primary Beneficiary
		Maximum		Maximum
	Total	Exposure to	Total	Exposure to
	Assets	Loss	Assets	Loss

	(In Millions)
December 31, 2007:
Private equity fund	$194	$25
Warehouse facility	18	5
Collateralized debt obligations	6	3
Asset-backed securities			$3,816	$187

Total	$218	$33	$3,816	$187

December 31, 2006:
Private equity fund	$98	$13
Collateralized debt obligations	27	3	$50	$1
Asset-backed securities			2,466	266
Asset Management Finance Corp.			128	55

Total	$125	$16	$2,644	$322

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PRIVATE EQUITY FUND
Private equity fund is a limited partnership that was established in July 2005 and is the general partner of two funds that invest in private equity funds for outside investors. The Company provides investment management services to the fund for a fee and receives carried interest based upon the performance of the fund. The Company has not guaranteed the performance, liquidity or obligations of the fund, and the Company’s maximum exposure to loss is equal to the carrying amounts. The Company was determined to be the primary beneficiary of this VIE and it is consolidated into the financial statements of the Company.
WAREHOUSE FACILITY
The Company determined that it was the primary beneficiary of a warehouse facility that it sponsored in 2007 for the purpose of issuing a collateralized loan obligation. The Company has not guaranteed the performance, liquidity or obligations of the warehouse facility. The maximum exposure to loss is limited to the carrying amounts of the retained interests, which represent the equity in the facility. This facility was consolidated into the financial statements of the Company. Non-recourse debt consolidated from the facility was $13 million as of December 31, 2007.
COLLATERALIZED DEBT OBLIGATIONS
The Company is the collateral manager and beneficial interest holder of CDOs of high yield debt securities. As the collateral manager, the Company earns management fees on the outstanding asset balance, which are recorded in net investment income as earned. The collateral management fees were insignificant for the years ended December 31, 2007, 2006 and 2005. The Company has not guaranteed the performance, liquidity or obligations of the CDO. The maximum exposure to loss is limited to the carrying amounts of retained interests.
The Company determined that it is the primary beneficiary of a CDO that it sponsored in 1998 and it is consolidated into the financial statements of the Company. Non-recourse debt consolidated from this CDO was $2 million and $22 million as of December 31, 2007 and 2006, respectively. There were two other CDOs not consolidated by the Company as the Company had determined that it was not the primary beneficiary of these entities. These two entities were fully repaid during the year ended December 31, 2007, and the Company is no longer the collateral manager.
ASSET-BACKED SECURITIES
As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests in ABS. These beneficial interests are issued from bankruptcy-remote SPEs, which are collateralized by financial assets including corporate debt. The Company has not guaranteed the performance, liquidity or obligations of the SPEs, and the Company’s maximum exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The ABS investments are not consolidated by the Company as the Company has determined that it is not the primary beneficiary of these entities.
ASSET MANAGEMENT FINANCE CORP.
On August 1, 2007, Pacific Life sold its 43% common stock ownership in Asset Management Finance Corp. (AMFC), a financial advisor for investment management firms, and recognized a pre-tax gain of $16 million. Pacific Life was determined not to be the primary beneficiary of the VIE and AMFC was not consolidated into the financial statements of the Company. As of December 31, 2007 and 2006, $20 million in subordinated debt that Pacific Life funded to AMFC was outstanding.
5.	INTEREST IN PIMCO
The Company owns a beneficial economic interest in Pacific Investment Management Company LLC (PIMCO) through Allianz Global Investors of America LLC (interest in PIMCO). PIMCO offers investment products through managed accounts and institutional, retail and offshore mutual funds. The interest in PIMCO is reported in other investments at estimated fair value, as determined by the put and call option price described below, with changes in estimated fair value reported as a component of OCI, net of taxes. As of December 31, 2007 and 2006, the interest in PIMCO had an estimated fair value of $288 million and $286 million, respectively.

PL-17

In May 2000, Allianz of America, Inc. (Allianz), a subsidiary of Allianz SE, acquired substantially all interests in PIMCO, other than those beneficially owned by the Company. In connection with this transaction, the interest in PIMCO is subject to a Continuing Investment Agreement (Agreement) with Allianz that provides for put options held by the Company, and call options held by Allianz. The per unit value, as determined by a formula in the Agreement, is subject to a cap and a floor of $600,000 and $500,000 per unit, respectively. The per unit value reached the cap of $600,000 as of June 30, 2007 and was $600,000 as of December 31, 2007 and $596,084 as of December 31, 2006. In January 2005, the Company and Allianz reached an agreement whereby Allianz agreed to pay an additional $5,373 per unit for all of the Company’s interest in PIMCO. The higher unit price was applied retroactively to all units previously sold and will be applied prospectively to the sale of all remaining units. The Company recognized a pre-tax gain of $1 million and $17 million during the years ended December 31, 2006 and 2005, respectively, related to this agreement.
During the year ended December 31, 2006, Allianz exercised a call option of $88 million to purchase a portion of the Company’s interest in PIMCO. The pre-tax gain recognized for the year ended December 31, 2006 was $31 million.
During the year ended December 31, 2005, Allianz exercised a call option and bought approximately $250 million of the Company’s interest in PIMCO. The pre-tax gain recognized for the year ended December 31, 2005 was $87 million.
During the first quarter of 2008, the Company exercised a put option and sold all of its remaining interest in PIMCO to Allianz for $288 million.
6.	DISCONTINUED OPERATIONS
The Company’s broker-dealer operations and group insurance business have been reflected as discontinued operations in the Company’s consolidated financial statements. Discontinued operations do not include the operations of Pacific Select Distributors, Inc. (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, which primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by the Company, and mutual funds.
In March 2007, the Company classified its broker-dealer subsidiaries, other than PSD, as held for sale. On June 20, 2007, a transaction closed whereby the Company sold certain of these broker-dealer subsidiaries to an unrelated third-party. Proceeds from the sale included cash of $53 million and a common stock interest in the buyer’s parent of $57 million. A pre-tax gain of $54 million was recognized from this sale. On December 31, 2007, a transaction closed whereby the Company sold another one of its broker-dealer subsidiaries to subsidiary management. The Company incurred a pre-tax loss of $1 million from this transaction. As of December 31, 2007, one broker-dealer subsidiary remained classified as held for sale. On February 1, 2008, the Company signed a definitive agreement to sell this held for sale subsidiary to an unrelated third-party. The Company does not anticipate incurring a significant loss from this transaction. The transaction is expected to close in the first quarter of 2008, subject to regulatory approval.
On April 27, 2005 (Closing Date), the Company sold its group insurance business to an unrelated third-party. The transaction is structured as a coinsurance arrangement whereby the Company cedes to the buyer future premiums received for its existing group insurance business and the buyer assumes future claim liabilities following the Closing Date. Group insurance business liabilities arising prior to the Closing Date will not be reinsured. The buyer also obtained renewal rights for the existing business as of the Closing Date.

PL-18

Operating results of discontinued operations were as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Revenues	$276	$395	$582
Benefits and expenses	300	401	543

Income (loss) from discontinued operations	(24)	(6)	39
Provision (benefit) for income taxes	(8)	(2)	14

Income (loss) from discontinued operations, net of tax	(16)	(4)	25

Net gain on sale of discontinued operations	53		28
Provision for income taxes	26		10

Net gain on sale of discontinued operations, net of taxes	27	—	18

Discontinued operations, net of taxes	$11	($4)	$43

Revenues from the group insurance business were zero, $5 million and $221 million and from the broker-dealer operations were $276 million, $390 million and $361 million for the years ended December 31, 2007, 2006 and 2005, respectively. Benefits and expenses from the group insurance business were zero, $6 million and $185 million and from the broker-dealer operations were $300 million, $395 million and $358 million for the years ended December 31, 2007, 2006 and 2005, respectively.
The following describes the significant accounting policies for the Company’s discontinued operations. Group business insurance premiums are recognized as revenue when due. Commission revenues from the broker-dealer operations are generally recorded on the trade date. Benefits and expenses, including commission expenses are recorded when incurred.
Assets and liabilities from discontinued operations are included in other assets and other liabilities, respectively. Assets and liabilities as of December 31, 2007 are all held for sale except for $4 million of other assets and $24 million of other liabilities related to discontinued operations that have been sold. Assets and liabilities were all held for sale as of December 31, 2006. Major classes of assets and liabilities related to discontinued operations were as follows:

	December 31,
	2007	2006

	(In Millions)
Investments	$23	$17
Cash and cash equivalents	1	55
Other assets	20	57

Total assets	$44	$129

Short-term debt	$18	$12
Other liabilities	38	48

Total liabilities	$56	$60

PL-19

7.	DEFERRED POLICY ACQUISITION COSTS
Components of DAC are as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Balance, January 1	$4,248	$3,787	$3,278
Cumulative pre-tax effect of adoption of new accounting principle (Note 1)	(45)
Additions:
Capitalized during the year	852	999	906
Amortization:
Allocated to commission expenses	(432)	(399)	(355)
Allocated to operating expenses	(118)	(104)	(99)

Total amortization	(550)	(503)	(454)

Allocated to OCI	(24)	(35)	57

Balance, December 31	$4,481	$4,248	$3,787

During the years ended December 31, 2007, 2006 and 2005, the Company revised certain assumptions to develop EGPs for its products subject to DAC amortization (Note 1). This resulted in decreases in DAC amortization expense of $12 million and $16 million for the years ended December 31, 2007 and 2006, respectively, and an increase in DAC amortization expense of $29 million for the year ended December 31, 2005. The revised EGPs also resulted in decreased amortization of unearned revenue of $15 million for the year ended December 31, 2007 and increased amortization of unearned revenue of $4 million and $5 million for the years ended December 31, 2006 and 2005, respectively.
8.	INVESTMENTS
The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and changes in the estimated fair value of fixed maturity securities attributable to the hedged risk in a fair value hedge. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

PL-20

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
December 31, 2007:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$38	$5		$43
Obligations of states and political subdivisions	1,008	160	$2	1,166
Foreign governments	253	37		290
Corporate securities	16,047	501	203	16,345
Mortgage-backed and asset-backed securities	8,684	180	172	8,692
Redeemable preferred stock	327	10	19	318

Total fixed maturity securities	$26,357	$893	$396	$26,854

Total equity securities	$437	$5	$33	$409

December 31, 2006:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$45	$5		$50
Obligations of states and political subdivisions	1,220	205	$4	1,421
Foreign governments	332	32	1	363
Corporate securities	15,455	521	133	15,843
Mortgage-backed and asset-backed securities	7,740	165	102	7,803
Redeemable preferred stock	283	21	1	303

Total fixed maturity securities	$25,075	$949	$241	$25,783

Total equity securities	$407	$27	$6	$428

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2007, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
Due in one year or less	$1,159	$20	$5	$1,174
Due after one year through five years	5,722	201	30	5,893
Due after five years through ten years	5,833	145	81	5,897
Due after ten years	4,959	347	108	5,198

	17,673	713	224	18,162
Mortgage-backed and asset-backed securities	8,684	180	172	8,692

Total	$26,357	$893	$396	$26,854

PL-21

The following tables present the number of investments, and the estimated fair value and gross unrealized losses for fixed maturity and other securities, which include equity securities available for sale and other cost method investments, where the estimated fair value has declined and remained below the net carrying amount.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Millions)
December 31, 2007:
Obligations of states and political subdivisions	14	$61	($2)
Corporate securities	636	6,131	(203)
Mortgage-backed and asset-backed securities	454	4,731	(172)
Redeemable preferred stock	16	211	(19)

Total fixed maturity securities	1,120	11,134	(396)
Total other securities	57	378	(40)

Total	1,177	$11,512	($436)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Millions)			(In Millions)
December 31, 2007:
Obligations of states and political subdivisions				14	$61	($2)
Corporate securities	386	$3,572	($112)	250	2,559	(91)
Mortgage-backed and asset-backed securities	152	2,473	(105)	302	2,258	(67)
Redeemable preferred stock	12	190	(17)	4	21	(2)

Total fixed maturity securities	550	6,235	(234)	570	4,899	(162)
Total other securities	36	263	(27)	21	115	(13)

Total	586	$6,498	($261)	591	$5,014	($175)

PL-22

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Millions)
December 31, 2006:
Obligations of states and political subdivisions	17	$78	($4)
Foreign governments	4	38	(1)
Corporate securities	596	6,453	(133)
Mortgage-backed and asset-backed securities	463	4,307	(102)
Redeemable preferred stock	4	27	(1)

Total fixed maturity securities	1,084	10,903	(241)
Total other securities	46	233	(23)

Total	1,130	$11,136	($264)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Millions)			(In Millions)
December 31, 2006:
Obligations of states and political subdivisions				17	$78	($4)
Foreign governments				4	38	(1)
Corporate securities	227	$2,680	($29)	369	3,773	(104)
Mortgage-backed and asset-backed securities	124	1,325	(16)	339	2,982	(86)
Redeemable preferred stock				4	27	(1)

Total fixed maturity securities	351	4,005	(45)	733	6,898	(196)
Total other securities	15	74	(5)	31	159	(18)

Total	366	$4,079	($50)	764	$7,057	($214)

The Company has evaluated fixed maturity and other securities with gross unrealized losses and determined that the unrealized losses are temporary and that the Company has the ability and intent to hold the securities until recovery.
Sub-prime mortgage lending is the origination of residential loans to customers with weak credit profiles. Alt-A mortgage lending is the origination of residential mortgage loans to customers who have credit ratings above sub-prime, but do not conform to government-sponsored enterprise standards. The slowing U.S. housing market, greater use of affordability mortgage products and relaxed underwriting standards for some originators for these loans has led to higher delinquency and loss rates, especially within the 2007 and 2006 vintage years.
The Company has exposure to sub-prime and Alt-A residential loans through direct purchases of residential mortgage-backed securities. These securities are included in the table above as mortgage-backed and asset-backed securities. The Company’s net carrying value and estimated fair value of direct investments to sub-prime residential mortgage-backed securities was $532 million and $514 million, respectively, as of December 31, 2007. 79% of these securities are rated Aaa and 19% Aa by an independent rating agency. The vintage year break-down of the underlying collateral for these securities is 2% originated during 2007, 1% during 2006, 22% during 2005, 34% during 2004 and 41% during 2003 and prior. The Company’s net carrying value and estimated fair value of direct investments to Alt-A residential mortgage-backed securities was $991 million and $972 million, respectively, as of December 31, 2007.

PL-23

99% of these securities are rated Aaa by an independent rating agency. The vintage year break-down of the underlying collateral for these securities is 56% originated during 2007, 31% during 2006 and 13% during 2005 and prior.
The Company’s net carrying amount and estimated fair value of investments in CDOs that have exposure to sub-prime residential mortgage loans are both $58 million as of December 31, 2007. The ratings distribution of these holdings as of December 31, 2007 is 16% A, 74% A-, 5% Baa and 5% Baa-, as determined by an independent rating agency. Other than temporary impairments of $73 million were recorded for these investments during the year ended December 31, 2007, based upon projections of estimated future cash flows.
Monoline insurers guarantee the timely payment of principal and interest of certain securities. The Company’s net carrying value and estimated fair value of total monoline insured securities was $1.1 billion and $1.3 billion, respectively, as of December 31, 2007. Included in these amounts are monoline insured municipal securities with a net carrying value and estimated fair value of $877 million and $1.1 billion, respectively, as of December 31, 2007. Municipalities will often purchase monoline insurance to wrap a security issuance in order to benefit from better market execution. 100% of the overall credit quality of the municipal bond portfolio, including the benefits of monoline insurance, was rated AAA by an independent rating agency. The Company’s direct investments in monoline insurers are immaterial.
Assets with an estimated fair value of $1.7 billion as of December 31, 2007 are in a custodial account pledged as collateral to support $1.7 billion in funding agreements issued to the Federal Home Loan Bank (FHLB) of Topeka, which are included in policyholder account balances. Additional assets with an estimated fair value of $2.0 billion are also on deposit at the FHLB of Topeka in the custodian account and could be used for future issuances of funding agreements and other corporate debt. The Company maintains control over these assets.
The Company loans securities in connection with its securities lending program administered by a qualified financial institution. The Company requires an amount equal to 102% of the estimated fair value of the loaned securities to be separately maintained as collateral for the loaned securities. The collateral is restricted and not available for general use. Securities loaned were $2 million and $187 million as of December 31, 2007 and 2006, respectively.
Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Fixed maturity securities	$1,492	$1,411	$1,396
Equity securities	26	28	20
Mortgage loans	248	300	219
Real estate	68	58	56
Policy loans	209	193	197
Partnerships/joint ventures	170	133	108
Other	38	42	46

Gross investment income	2,251	2,165	2,042
Investment expense	137	123	124

Net investment income	$2,114	$2,042	$1,918

Net investment income includes prepayment fees on fixed maturity securities and mortgage loans of $43 million, $61 million and $21 million for the years ended December 31, 2007, 2006 and 2005, respectively.

PL-24

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Fixed maturity securities:
Gross gains on sales	$117	$39	$43
Gross losses on sales	(23)	(37)	(64)
Other than temporary impairments	(98)	(6)	(32)
Other	20	12	4

Total fixed maturity securities	16	8	(49)

Equity securities:
Gross gains on sales	5	14	20
Other than temporary impairments		(3)
Other		1	1

Total equity securities	5	12	21

Trading securities	(1)	2	(8)
Real estate	18	9	8
Mortgage loans			(2)
Derivatives	(111)	26	63
Other investments	27	5	(10)

Total	($46)	$62	$23

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Available for sale securities:
Fixed maturity	($211)	($298)	($473)
Equity	(49)	(10)	(32)

Total	($260)	($308)	($505)

Trading securities	($2)	($2)	($14)

Trading securities totaled $129 million and $29 million as of December 31, 2007 and 2006, respectively. The cumulative unrealized gains on trading securities held as of December 31, 2007 and 2006 were zero and $2 million, respectively.
Fixed maturity securities, which have been non-income producing for the twelve months preceding December 31, 2007 and 2006, totaled $23 million and $26 million, respectively.
As of December 31, 2007 and 2006, fixed maturity securities of $13 million and $19 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. The Company had no investments that exceeded 10% of total stockholder’s equity as of December 31, 2007.

PL-25

Mortgage loans on real estate are collateralized by properties primarily located throughout the U.S. As of December 31, 2007, $1,122 million, $423 million, $361 million, $348 million and $301 million were located in California, Florida, Washington, Texas and Washington D.C., respectively. As of December 31, 2007, $638 million was located in Canada.
The Company had a mortgage loan general valuation allowance of $27 million and $26 million as of December 31, 2007 and 2006, respectively. There were no defaults during the years ended December 31, 2007 and 2006, and one default of $2 million during the year ended December 31, 2005.
The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2007 or 2006.
Investments in real estate totaled $400 million and $151 million as of December 31, 2007 and 2006, respectively. There were no real estate write-downs during the years ended December 31, 2007, 2006 and 2005.
9.	DERIVATIVES AND HEDGING ACTIVITIES
The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, foreign exchange forward contracts, caps, floors, and options.
The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

PL-26

The following table summarizes the notional amount and estimated fair value by hedge designation and derivative type. The notional amount of the variable annuity rider reinsurance contracts represents the full protected basis of the underlying embedded derivative and estimated fair value represents the amount recoverable from reinsurers based on the portion of risk ceded. Collateral received from or pledged to counterparties is not included in the amounts below.

	Notional Amount		Estimated Fair Value
	December 31,		December 31,
	2007	2006	2007	2006

	(In Millions)		(In Millions)
Cash flow hedges:
Foreign currency interest rate swaps	$8,043	$9,659	$219	$301
Forward starting interest rate swap agreements	1,935	1,785	29	(4)
Interest rate swaps	859	660	(9)	(4)

Total cash flow hedges	10,837	12,104	239	293

Fair value hedges:
Interest rate swaps	1,455	856	(33)	15
Foreign currency interest rate swaps	18	96	2	(2)
Other		43		(1)

Total fair value hedges	1,473	995	(31)	12

Derivatives not designated as hedging instruments:
Variable annuity rider embedded derivatives	27,935	19,090	(161)	84
Variable annuity derivatives — equity put swaps	2,827	1,950	18	(36)
Variable annuity derivatives — total return swaps	470	545	26	(2)
Variable annuity rider reinsurance contracts	7,358		23
Synthetic GICs	11,477	10,361
Floors and options	119	428	5	1
Credit default swaps	128	165	(4)	2
Other	728	754	(13)	(13)

Total derivatives not designated as hedging instruments	51,042	33,293	(106)	36

Total	$63,352	$46,392	$102	$341

Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded on the consolidated statements of financial condition. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

PL-27

The following table summarizes the asset and liability values of the Company’s derivative instruments and are calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received or pledged, in accordance with legally enforceable counterparty master netting agreements. Net cash collateral received from counterparties was $270 million and $253 million as of December 31, 2007 and 2006, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the estimated fair value of derivatives in other investments or other assets. If the net estimated fair value exposure to the counterparty is positive, the amount is reflected in other investments or other assets, whereas, if the net estimated fair value exposure to the counterparty is negative, the estimated fair value is included in future policy benefits or other liabilities, depending on the nature of the derivative.

	Asset Value		Liability Value
	December 31,		December 31,
	2007	2006	2007	2006

	(In Millions)		(In Millions)
Other investments	$183	$165
Other assets	23
Future policy benefits			$161	($84)
Other liabilities			213	161

Total	$206	$165	$374	$77

As of December 31, 2007 and 2006, the Company had also accepted collateral consisting of various securities with an estimated fair value of $16 million and zero, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, and as of December 31, 2007 and 2006, $16 million and none of the collateral had been repledged, respectively.

As of December 31, 2007 and 2006, the Company had pledged cash collateral of zero and $19 million, respectively. This cash collateral is not included in cash and cash equivalents and the right to receive it is netted against the estimated fair value of derivatives recorded in other liabilities. As of December 31, 2007 and 2006, the Company provided collateral in the form of various securities of $14 million and zero, respectively, which are included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

CASH FLOW HEDGES

The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered probable to occur and are generally completed within 22 years of the inception of the hedge.

Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts. The main currencies that the Company hedges are the Euro, British Pound, and Canadian Dollar.

Forward starting interest rate swaps are used to hedge the variability in the future interest receipts or payments stemming from the anticipated purchase of fixed rate securities or issuance of fixed rate liabilities due to changes in benchmark interest rates. These derivatives are predominantly used to lock in interest rate levels to match future cash flow characteristics of assets and liabilities. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The

PL-28

notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.
Interest rate swap agreements are used to convert a floating rate asset or liability to a fixed rate to hedge the variability of cash flows of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are predominantly used to better match the cash flow characteristics between assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

When a derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings, and the ineffective portion of changes in the estimated fair value of the derivative is recorded in net realized investment gain (loss). For the years ended December 31, 2007, 2006 and 2005, the gains and losses related to the ineffective portion of designated cash flow hedges were insignificant. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness. For the years ended December 31, 2007, 2006 and 2005, the Company had net losses of $21 million, $2 million and zero, respectively, reclassified from AOCI to earnings resulting from the discontinuance of cash flow hedges due to forecasted transactions that were no longer probable of occurring. Over the next twelve months, the Company anticipates that $15 million of deferred gains on derivative instruments in AOCI will be reclassified to earnings. For the years ended December 31, 2007, 2006 and 2005, all of the Company’s hedged forecasted transactions were determined to be probable of occurring.

FAIR VALUE HEDGES

The Company primarily uses interest rate swaps to manage its exposure to changes in the estimated fair values of its assets and liabilities due to fluctuations in the benchmark interest rate.

Interest rate swap agreements are used to convert a fixed rate asset or liability to a floating rate to hedge the changes in estimated fair value of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are used primarily to closely match the duration of the assets supporting specific liabilities.

When a derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For the years ended December 31, 2007, 2006 and 2005, hedge ineffectiveness related to designated fair value hedges reflected in net realized investment gain (loss) was insignificant. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company has certain insurance and reinsurance contracts that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity riders (VA Riders) are considered embedded derivatives and are recorded in future policy benefits.

The Company employs hedging strategies designed to mitigate the equity risk associated with the portion of VA Riders not covered by reinsurance. Equity put swaps are utilized to economically hedge against movements in the equity markets. These equity put swaps involve the exchange of periodic fixed rate payments for the return, at the end of the swap agreement, of the equity index below a specified strike price. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Additionally, the Company utilizes total return swaps based upon the S&P 500 Index (S&P 500) primarily to economically hedge the equity risk of the mortality and expense fees in its variable annuity products. These contracts provide periodic payments to the Company in exchange for the

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total return of the S&P 500 in the form of a payment or receipt, depending on whether the return relative to the index on trade date is positive or negative, respectively.
VA Riders on new variable annuity contracts issued since January 1, 2007 are partially covered by reinsurance. These reinsurance arrangements are used to offset a portion of the Company’s exposure to the VA Riders for the lives of the host variable annuity contracts issued since January 1, 2007. The ceded portion of the VA Riders is considered an embedded derivative and is recorded in other assets or other liabilities as either a reinsurance recoverable or reinsurance payable.

The decrease in the estimated fair value of the embedded derivatives, net of reinsurance, and net of the results of the variable annuity hedging strategies, which includes periodic derivative settlements, resulted in before DAC and pre-tax unrealized gains (losses) of ($178) million, ($30) million and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively, which were recorded as a component of net realized investment gain (loss).

Additionally, certain policy fee revenue related to the VA Riders of $78 million, $64 million and $29 million is included in net realized investment gain (loss) for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. The Company does not manage the assets underlying synthetic GICs; however, the Company pre-approves all investment guidelines to mitigate any investment risk. The Company receives a fee for providing liquidity to the benefit plan sponsor in the event that qualified plan benefit requests exceed plan cash flows. In the event that plan participant elections exceed the fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the fair value of the assets, then the Company is required to pay the ERISA Plan the difference. The estimated fair value of the assets was greater than the book value under the contracts by $34 million as of December 31, 2007. As of December 31, 2006, the estimated fair value of the assets was below the book value under the contracts by $64 million. As of December 31, 2006, the Company did not record a contingent liability as the probability of making a payment under these provisions was considered remote.

CREDIT EXPOSURE

Credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value, net of collateral received, if any. The credit exposure for over the counter derivatives as of December 31, 2007 was $196 million.

For all derivative contracts other than VA Riders and synthetic GICs, the Company enters into master agreements that may include a termination event clause associated with the Company’s insurer financial strength rating. If the Company’s insurer financial strength rating falls below a specified level assigned by certain rating agencies or, in most cases, if one of the rating agencies ceases to provide an insurer financial strength rating, the counterparty can terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2007, the Company’s insurer financial strength rating was above the specified level.

The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the Company’s credit exposure from derivative contracts is with investment grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

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10.	POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2007	2006

	(In Millions)
Universal life	$17,742	$17,064
Funding agreements	9,190	8,016
Fixed account liabilities	4,159	4,396
GICs	926	1,268

Total	$32,017	$30,744

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,
	2007	2006

	(In Millions)
Annuity reserves	$4,184	$3,994
Unearned revenue reserve	726	590
Policy benefits payable	456	154
Life insurance	327	281
Closed Block liabilities	309	308
Other	23	14

Total	$6,025	$5,341

11.	DEBT

	December 31,
	2007	2006

	(In Millions)
Short-term debt: Commercial paper	$100

Long-term debt:
Surplus notes	150	$150
SFAS No. 133 fair value adjustment	13	6
Other non-recourse debt	119	9
VIE debt (Note 4)	15	22

Total long-term debt	297	187

Total short-term and long-term debt	$397	$187

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SHORT-TERM DEBT

Pacific Life maintains a $700 million commercial paper program. The amount outstanding as of December 31, 2007 was $100 million, bearing an average interest rate of 4.4%. There was no commercial paper debt outstanding as of December 31, 2006. In addition, Pacific Life has a bank revolving credit facility of $400 million maturing in 2012 that serves as a back-up line of credit for the commercial paper program. This facility had no debt outstanding as of December 31, 2007 and 2006. As of and during the year ended December 31, 2007, Pacific Life was in compliance with the debt covenants related to this facility.

During a majority of the first nine months of 2006, Pacific Life was a member of the FHLB of San Francisco, which enabled Pacific Life to borrow from the FHLB of San Francisco amounts that were based on a percentage of statutory capital and surplus. During the third quarter of 2006, Pacific Life moved its membership in the FHLB from San Francisco to Topeka. Pacific Life has approval from the FHLB of Topeka to advance amounts up to 40% of Pacific Life’s statutory general account assets provided it has available collateral and is in compliance with debt covenant restrictions and insurance laws and regulations. There was no debt outstanding with the FHLB of Topeka as of December 31, 2007 and 2006.

In December 2006, PL&A became eligible to borrow from the FHLB of San Francisco amounts based on a percentage of statutory capital and surplus and could borrow up to amounts of $102 million. Of this amount, half, or $51 million, can be borrowed for terms other than overnight, out to a maximum term of nine months. These borrowings are at variable rates of interest, collateralized by certain mortgage loan and government securities. As of December 31, 2007 and 2006, PL&A had no debt outstanding with the FHLB of San Francisco.

LONG-TERM DEBT

Pacific Life has $150 million of surplus notes outstanding at an interest rate of 7.9%, maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the surplus notes can be made only with the prior approval of the Director of Insurance of the State of Nebraska.

Pacific Life entered into interest rate swaps converting the fixed interest rate surplus notes to variable rate notes based upon the London Interbank Offered Rate. In accordance with SFAS No. 133, the interest rate swaps were designated as fair value hedges of the surplus notes. The SFAS No. 133 fair value adjustment, which increased long-term debt by $13 million and $6 million as of December 31, 2007 and 2006, respectively, represents the cumulative change in the estimated fair value of the interest rate swaps. An offsetting fair value adjustment has also been recorded for the interest rate swap derivative instruments.

Certain subsidiaries of Pacific Asset Holding LLC (PAH), a wholly owned subsidiary of Pacific Life and formerly known as Pacific Asset Management LLC, entered into various term loans with third parties. Interest on these loans accrues at fixed rates, is payable monthly and range from 5.8% to 6.2% as of December 31, 2007. As of December 31, 2007, there was $87 million outstanding on these loans with maturities ranging from 2010 to 2012. None of these loans were in place at December 31, 2006. All of these loans are secured by real estate properties and are non-recourse to the Company.

Certain subsidiaries of PAH also entered into various property improvement loans with third parties for a maximum loan balance of $43 million. Interest on these loans accrues at variable rates, is payable monthly and range from 6.4% to 7.0% as of December 31, 2007. As of December 31, 2007, there was $32 million outstanding on these loans with maturities ranging from 2009 to 2011. As of December 31, 2006, only one of these loans was in place with a maximum loan balance of $12 million, interest rate of 7.8%, maturity in 2009 and an outstanding loan balance of $9 million. All of these loans are secured by real estate properties and are non-recourse to the Company.

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12.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of the Company’s financial instruments are as follows:

	December 31, 2007		December 31, 2006
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value

	(In Millions)
Assets:
Fixed maturity and equity securities (Note 8)	$27,263	$27,263	$26,211	$26,211
Mortgage loans	4,585	4,800	3,567	3,682
Policy loans	6,410	6,410	6,068	6,068
Interest in PIMCO (Note 5)	288	288	286	286
Other invested assets	621	663	329	346
Derivative instruments (Note 9)	476	476	437	437
Collateral received	(270)	(270)	(272)	(272)
Cash and cash equivalents	521	521	1,341	1,341
Liabilities:
Funding agreements and GICs	10,116	10,262	9,284	9,262
Fixed account liabilities	4,159	4,159	4,396	4,396
Short-term and long-term debt	397	389	187	196
Derivative instruments (Note 9)	374	374	96	96
Collateral pledged			(19)	(19)
The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2007 and 2006:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a market rate that is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

OTHER INVESTED ASSETS

The estimated fair value of private equity investments is based on the ownership percentage of the underlying equity of the investments. The estimated fair value of trading securities is based on quoted market prices, and non marketable equity securities is based on management’s estimate of fair value.

COLLATERAL RECEIVED AND PLEDGED

The carrying values of cash collateral received and pledged approximate fair value due to the short-term maturities of these instruments.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

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FUNDING AGREEMENTS AND GICs

The fair value of funding agreements and GICs is estimated using the rates currently offered for deposits of similar remaining maturities.

FIXED ACCOUNT LIABILITIES

Fixed account liabilities include annuity and deposit liabilities. The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

SHORT-TERM AND LONG-TERM DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates. The estimated fair value of long-term debt is based on market quotes, except for VIE debt and non-recourse debt, for which the carrying amounts are reasonable estimates of their fair values because the interest rate approximates current market rates.

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13.	OTHER COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the accompanying consolidated statements of stockholder’s equity. The disclosure of the gross components of other comprehensive income (loss) and related taxes are as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Unrealized gain (loss) on derivatives and securities available for sale, net
Gross holding gain (loss):
Securities available for sale	($239)	($289)	($533)
Derivatives	(68)	(33)	125
Income tax benefit	106	114	142
Reclassification adjustment — realized (gain) loss:
Sale of securities available for sale	(21)	(19)	28
Derivatives	(15)	(15)	(10)
Income tax expense (benefit)	12	11	(5)
Allocation of holding (gain) loss to DAC	(24)	(35)	57
Allocation of holding (gain) loss to future policy benefits	(15)	11	(16)
Income tax expense (benefit)	14	9	(15)

Unrealized loss on derivatives and securities available for sale, net	(250)	(246)	(227)

Other, net
Holding gain on interest in PIMCO and other security	5	6	29
Income tax on holding gain	(1)	(2)	(10)
Reclassification of realized gain on sale of interest in PIMCO		(32)	(104)
Income tax on realized gain		10	36

Net unrealized gain (loss) on interest in PIMCO and other security	4	(18)	(49)
Cumulative effect of adoption of new accounting principle, net of tax	(20)
Other, net of tax		2	3
Other, net	(16)	(16)	(46)

Total other comprehensive loss, net	($266)	($262)	($273)

14.	REINSURANCE

The Company has reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, and provide additional capacity for future growth.

As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance arrangements with this producer group’s reinsurance company.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

Certain no lapse guarantee rider (NLGR) benefits of Pacific Life’s UL insurance products are subject to Actuarial Guideline 38 (AG 38) statutory reserving requirements. U.S. GAAP benefit reserves for such riders are based on SOP 03-1. AG 38, as revised in October 2005 and in September 2006, results in additional statutory reserves on UL

PL-35

products with NLGRs issued after June 30, 2005. The U.S. GAAP benefit reserves relating to NLGRs issued after June 30, 2005 are ceded from Pacific Life to Pacific Alliance Reinsurance Ltd. (PAR Bermuda), a Bermuda-based life reinsurance company wholly owned by Pacific LifeCorp and PAR Vermont under reinsurance agreements. Funded reserves in a trust account with Pacific Life as beneficiary and irrevocable letters of credit, in which Pacific LifeCorp is the co-applicant with PAR Bermuda and PAR Vermont, provide security for statutory reserve credits taken by Pacific Life.
During 2006, the Company entered into treaties to reinsure a portion of new variable annuity business sold under modified coinsurance arrangements. In 2007, the Company increased the quota-share reinsured on new variable annuity business as well as extended reinsurance coverage under coinsurance agreements to cover portions of variable annuity living and death benefit riders.

Reinsurance receivables and payables generally include amounts related to claims, reserves and reserve related items. Reinsurance receivables were $349 million and $161 million as of December 31, 2007 and 2006, respectively. Reinsurance payables were $54 million and $8 million as of December 31, 2007 and 2006, respectively.

The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

The components of insurance premiums presented in the consolidated statements of operations are as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Direct premiums	$271	$249	$210
Reinsurance ceded	(274)	(248)	(208)
Reinsurance assumed	53	57	53

Insurance premiums	$50	$58	$55

Other revenues and benefit and expense items in the consolidated statements of operations are shown net of the following reinsurance transactions:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Reinsurance ceded netted against policy fees	$161	$145	$101
Reinsurance ceded netted against net investment income	298	278	272
Reinsurance ceded netted against net realized investment gain (loss)	19
Reinsurance ceded netted against investment advisory fees	12	2
Reinsurance ceded netted against interest credited	236	208	211
Reinsurance ceded netted against policy benefits	283	198	173
Reinsurance assumed included in policy benefits	38	30	16
Reinsurance ceded netted against commission expense	40	57	21
Reinsurance ceded netted against operating expense	47	39	20

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15.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Pacific Life provides a defined benefit pension plan covering all eligible employees of the Company. Certain subsidiaries do not participate in this plan. The full-benefit vesting period for all participants is five years. Pacific Life’s funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as may be determined appropriate. All such contributions are made to a tax-exempt trust.

During 2007, the Company amended the defined benefit pension plan to terminate effective December 31, 2007. The net assets of the defined benefit pension plan will be allocated for payment of plan benefits to the participants in an order of priority determined in accordance with ERISA, applicable regulations thereunder and the defined benefit pension plan document. The final termination of the plan and payment of plan benefits to the participants is subject to regulatory approval.

In 2007, the defined benefit pension plan’s investment strategy was revised and the mutual fund investments were sold, transferred to a separate account of the Company and invested primarily in fixed income investments.

Effective January 1, 2005, the contribution credits for employees with less than 10 years of service were suspended and replaced by contribution credits into the Retirement Incentive Savings Plan (RISP) provided by Pacific Life pursuant to section 401(k) of the Internal Revenue Code. Effective January 1, 2007, the contribution credits for all other employees were suspended and also replaced by contribution credits into the RISP.

In addition, Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2007 and 2006, the projected benefit obligation was $34 million. The fair value of plan assets as of December 31, 2007 and 2006 was zero. The net periodic benefit cost of the SERPs was $6 million, $6 million and $26 million for the years ended December 31, 2007, 2006 and 2005, respectively. New provisions of the Internal Revenue Code allowed vested participants of certain non-qualified plans to receive distributions in 2005. Accordingly, $77 million was distributed to participants electing to receive distributions from the SERPs, which resulted in a settlement expense of $16 million for the year ended December 31, 2005.

In connection with the sale of the group insurance business (Note 6), and the resulting termination of a large group of the Company’s employees, the Company incurred $8 million in curtailment, settlement and special termination costs for the year ended December 31, 2005, which are included in discontinued operations.

Components of the net periodic pension expense are as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Service cost — benefits earned during the year	$2	$8	$8
Interest cost on projected benefit obligation	16	15	18
Expected return on plan assets	(16)	(19)	(18)
Settlement costs	4		21
Special termination costs			3
Amortization of net obligations and prior service cost	3	4	6

Net periodic pension expense	$9	$8	$38

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The following tables set forth the changes in benefit obligation, plan assets and funded status reconciliation:

	December 31,
	2007	2006

	(In Millions)
Change in benefit obligation:
Benefit obligation, beginning of year	$280	$290
Service cost	2	8
Interest cost	15	15
Actuarial gain	(4)	(6)
Benefits paid	(45)	(27)

Benefit obligation, end of year	$248	$280

Change in plan assets:
Fair value of plan assets, beginning of year	$271	$260
Actual return on plan assets	16	28
Employer contributions	45	10
Benefits paid	(45)	(27)

Fair value of plan assets, end of year	$287	$271

Funded status reconciliation:
Funded status	$39	($9)
Unrecognized transition obligation		2
Unrecognized prior service cost		2
Unrecognized actuarial loss		46

Net amount recognized	$39	$41

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	December 31,
	2007	2006

	(In Millions)
Amounts recognized in the consolidated statements of financial condition consist of:
Prior to adoption of the funded status provisions of SFAS No. 158:
Prepaid benefit cost	$104	$67
Accrued benefit liability	(34)	(34)
Intangible asset	3	4
Accumulated other comprehensive loss	3	4

Subsequent to adoption of the funded status provisions of SFAS No. 158:
Assets	$73
Liabilities	(34)

Net amount recognized	$39

Amounts recognized in AOCI consist of:
Initial net obligation	($1)
Prior service cost	(1)
Net loss	(34)

Accumulated other comprehensive loss	(36)
Accumulated contributions in excess of net periodic benefit cost	75

Net amount recognized	$39

Changes recognized in OCI:
Changes due to minimum liability and intangible asset recognized prior to adoption of SFAS No. 158:
Decrease in additional minimum liability	($1)	($3)
Decrease in intangible asset	1

Other comprehensive loss	$0	($3)

Amounts recognized as a component of net periodic benefit cost:
Total recognized in net periodic benefit cost and OCI	$9

Estimated amounts that will be amortized from AOCI over the next year:
Initial obligation	($1)

Total	($1)

Consolidated statement of financial condition adjustment:
Increase in accumulated other comprehensive loss, pre-tax, to reflect the adoption of SFAS No.158	$33

PL-39

	December 31,
	2007	2006

Weighted-average assumptions used to determine benefit obligations:
Discount rate	6.25%	5.75%
Rate of compensation increase	N/A	N/A
Effective January 1, 2007, contribution credits to the defined benefit pension plan were suspended, thus, the rate of compensation increase assumption is no longer applicable.

	Years Ended December 31,
	2007	2006	2005

Weighted-average assumptions used to determine net periodic benefit costs:
Discount rate	5.75%	5.50%	5.75%
Expected long-term return on plan assets	6.13%	8.00%	8.00%
Rate of compensation increase	N/A	4.50%	4.00%
In developing the expected long-term rate of return on plan assets, the Company considers many factors. These factors consist of a review of historical returns and the future expectations for returns for each asset class, as well as the target asset allocation of the plan’s portfolio. This resulted in the selection of the 8.00% long-term rate of return on asset assumption for the first three months of 2007. In April 2007, the Company changed the asset allocation to fixed income assets in order to better match the expected duration of liabilities. The expected return on asset assumption was then lowered to 5.50% resulting in a weighted-average expected return on asset assumption of 6.13% for 2007.

Benefit payments for the year ended December 31, 2007 amounted to $45 million. Pacific Life expects to contribute $4 million to these plans in 2008. The expected benefit payments are as follows for the years ending December 31 (In Millions):

2008	2009	2010	2011	2012	2013-2017
$19	$21	$18	$19	$17	$81
The Company’s pension plan’s weighted-average asset allocations by asset category are as follows:

	December 31,
	2007	2006

Asset category:
Equity-type investments		69%
Fixed income investments	99%	30%
Other	1%	1%

Total	100%	100%

Prior to 2007, it was intended that the defined benefit pension plan assets be invested in equity-type and fixed income investments, as long as the investments were consistent with the assumption that more than average risk and appropriate overall diversification was maintained and liquidity was sufficient to meet cash flow requirements. The defined benefit pension plan established and maintained a fundamental and long-term orientation in the determination of asset mix and selection of investment funds. This tolerance for more than average risk and long-term orientation provided the basis for a larger allocation to equities with some additional bias to higher risk investments for higher return. In anticipation of the final settlement of the plan, the asset allocation was changed to fixed income assets in order to better match the expected duration of liabilities.

PL-40

RETIREMENT INCENTIVE SAVINGS PLAN

Pacific Life provides a RISP covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. The RISP matches 75% of each employee’s contributions, up to a maximum of 6% of eligible employee compensation in cash. Since 1997, the RISP provided the Company match in the form of Pacific LifeCorp common stock. In October 2006, Pacific LifeCorp’s Board of Directors authorized a plan to terminate the Employee Stock Ownership Plan (ESOP) feature of the RISP, replace it with a cash match benefit and repurchase the outstanding allocated and unallocated shares of the ESOP. On October 25, 2006, the outstanding allocated and unallocated shares were repurchased by Pacific LifeCorp in cash for $112 million and an ESOP loan, with an outstanding balance of $2 million, was also repaid to Pacific Life. Contributions made by the Company to the RISP amounted to $24 million, $20 million and $20 million for the years ended December 31, 2007, 2006 and 2005, respectively, and are included in operating expenses.

Amounts loaned to the ESOP by Pacific Life were included in unearned ESOP shares. The unearned ESOP shares account was reduced as ESOP shares were released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants was different from the original issue price of those shares, the difference was recorded in paid-in capital.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they have reached normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for each of the years ended December 31, 2007, 2006 and 2005 was $1 million. As of December 31, 2007 and 2006, the accumulated benefit obligation was $18 million. The actuarial gain due to the Medicare subsidy was $2 million as of December 31, 2005. The fair value of the plan assets as of December 31, 2007 and 2006 was zero. The amount of accrued benefit cost included in other liabilities prior to the adoption of the funded status provisions of SFAS No. 158 was $20 million as of December 31, 2006. The liabilities recognized after the adoption of the funded status provisions of SFAS No. 158 were $18 million as of December 31, 2007.

The adjustment related to postretirement benefits to reflect the adoption of SFAS No. 158 resulted in an increase in AOCI of $2 million, pre-tax, as of December 31, 2007.

The discount rate used in determining the accumulated postretirement benefit obligation was 6.25% and 5.75% for 2007 and 2006, respectively.

Benefit payments for the year ended December 31, 2007 amounted to $3 million. The expected benefit payments are as follows for the years ending December 31 (In Millions):

2008	2009	2010	2011	2012	2013-2017
$3	$3	$4	$4	$4	$20

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OTHER PLANS

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.
16.	INCOME TAXES

The provision for income taxes (benefit) is as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Current	$97	$149	$39
Deferred	1	49	61

Provision for income taxes from continuing operations	98	198	100
Provision (benefit) for income taxes on discontinued operations	18	(2)	24

Total	$116	$196	$124

A reconciliation of the provision for income taxes from continuing operations based on the prevailing corporate statutory tax rate of 35% to the provision for income taxes from continuing operations reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Provision for income taxes at the statutory rate	$253	$282	$211
Separate account dividends received deduction	(103)	(43)	(33)
Low income housing and foreign tax credits	(33)	(34)	(33)
Nontaxable investment income	(4)	(5)	6
Amounts related to prior periods	(6)	1	(51)
Other	(9)	(3)

Provision for income taxes from continuing operations	$98	$198	$100

Upon adoption of FIN 48 on January 1, 2007 (Note 1), the Company had unrecognized tax benefits of $32 million, which relate entirely to an uncertain tax position regarding refund claims for the impact of short-term capital gains on computing dividends received deductions relating to the Company’s separate accounts (DRD). A reconciliation of the changes in the unrecognized tax benefits from January 1, 2007 to December 31, 2007 is as follows (In Millions):

Balance at January 1, 2007	$32
Additions and deletions	—

Balance at December 31, 2007	$32

Depending on the outcome of Internal Revenue Service (IRS) appeals proceedings, approximately $7 million of the unrecognized DRD tax benefits may be realized during the next twelve months. All realized tax benefits and related interest will be recorded as a discrete item that will impact the effective tax rate in the accounting period in which the uncertain DRD tax position is ultimately settled.

During the year ended December 31, 2007, the Company paid an immaterial amount of interest and penalties to state tax authorities.

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The net deferred tax liability, included in other liabilities as of December 31, 2007 and 2006, is comprised of the following tax effected temporary differences:

	December 31,
	2007	2006

	(In Millions)
Deferred tax assets:
Policyholder reserves	$894	$825
Investment valuation	133	42
Deferred compensation	49	43
Interest in PIMCO	41	40
Dividends to policyholders	7	7

Total deferred tax assets	1,124	957

Deferred tax liabilities:
DAC	(1,187)	(1,108)
Hedging	(65)	(53)
Partnership income	(53)	(35)
Reinsurance	(51)	(12)
Retirement benefits	(19)	(13)
Depreciation	(9)	(7)
Other	(16)	(4)

Total deferred tax liabilities	(1,400)	(1,232)

Net deferred tax liability from continuing operations	(276)	(275)
Unrealized gain on derivatives and securities available for sale	(102)	(234)
Unrealized gain on interest in PIMCO and other security	(43)	(42)
Deferred taxes on cumulative changes in accounting principles	27
Minimum pension liability and other adjustments	1	1

Net deferred tax liability	($393)	($550)

SFAS No. 109, Accounting for Income Taxes requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that deferred tax assets will be realized through future taxable earnings.

The Company files income tax returns in U.S. Federal and various state jurisdictions and have tax years open by statute, or valid extension thereof, for tax years after 1997. The Company is under continuous audit by the IRS and is audited periodically by some state taxing authorities. The IRS and state taxing authorities have completed audits of the Company’s tax returns through the tax years ended December 31, 2003 and are currently auditing the tax years ended December 31, 2005 and 2004. The Company does not expect the Federal and state audits to result in any material assessments.

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17.	SEGMENT INFORMATION

The Company has three operating segments: Life Insurance, Investment Management, and Annuities & Mutual Funds. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other segment.

The Life Insurance segment offers UL, VUL and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include regional life offices, sales centers, marketing organizations, wirehouse broker-dealer firms and a national producer group that has produced over 10% of the segment’s in force business.

The Investment Management segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

The Annuities & Mutual Funds segment offers variable annuities, fixed annuities and mutual funds to individuals and small businesses through Financial Industry Regulatory Authority (FINRA) firms, regional and national wirehouses, and financial institutions. FINRA was created in July 2007 through the consolidation of the National Association of Securities Dealers and the member regulation, enforcement and arbitration functions of the New York Stock Exchange.

The Corporate and Other segment primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of certain subsidiaries that do not qualify as operating segments. The Corporate and Other segment also includes the interest in PIMCO and the elimination of intersegment transactions. Discontinued operations (Note 6) are also included in Corporate and Other segment.

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes is allocated based on each segment’s actual tax provision.

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2007 and 2006, the Company had foreign investments with an estimated fair value of $6.8 billion and $6.4 billion, respectively.

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The following is segment information as of and for the year ended December 31, 2007:

			Annuities
	Life	Investment	& Mutual	Corporate
	Insurance	Management	Funds	and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$777	$224	$779		$1,780
Net investment income	803	905	186	$220	2,114
Net realized investment gain (loss)	1	20	(99)	32	(46)
Investment advisory fees	29		298		327
Other income	9		84	5	98

Total revenues	1,619	1,149	1,248	257	4,273

BENEFITS AND EXPENSES
Interest credited	618	504	144		1,266
Policy benefits	308	535	12		855
Commission expenses	209	11	470		690
Operating expenses	252	34	346	108	740

Total benefits and expenses	1,387	1,084	972	108	3,551

Income from continuing operations before provision for income taxes	232	65	276	149	722
Provision (benefit) for income taxes	58	12	(6)	34	98

Income from continuing operations	174	53	282	115	624
Minority interest				(36)	(36)
Discontinued operations, net of taxes				11	11

Net income	$174	$53	$282	$90	$599

Total assets	$27,969	$16,163	$57,322	$3,049	$104,503
DAC	1,813	70	2,598		4,481
Separate account assets	6,529	333	50,743		57,605
Policyholder and contract liabilities	19,535	14,574	3,933		38,042
Separate account liabilities	6,529	333	50,743		57,605

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The following is segment information as of and for the year ended December 31, 2006:

			Annuities
	Life	Investment	& Mutual	Corporate
	Insurance	Management	Funds	and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$722	$206	$610		$1,538
Net investment income	777	861	204	$200	2,042
Net realized investment gain (loss)	(6)	23	29	16	62
Realized investment gain on interest in PIMCO				32	32
Investment advisory fees	32		287		319
Other income	4	16	15	12	47

Total revenues	1,529	1,106	1,145	260	4,040

BENEFITS AND EXPENSES
Interest credited	588	478	153		1,219
Policy benefits	280	468	32		780
Commission expenses	189	11	406		606
Operating expenses	234	25	261	110	630

Total benefits and expenses	1,291	982	852	110	3,235

Income from continuing operations before provision for income taxes	238	124	293	150	805
Provision for income taxes	60	32	58	48	198

Income from continuing operations	178	92	235	102	607
Minority interest				(13)	(13)
Discontinued operations, net of taxes				(4)	(4)

Net income	$178	$92	$235	$85	$590

Total assets	$26,241	$15,118	$49,122	$2,716	$93,197
DAC	1,700	74	2,474		4,248
Separate account assets	5,838	52	43,010		48,900
Policyholder and contract liabilities	18,604	13,483	3,998		36,085
Separate account liabilities	5,838	52	43,010		48,900

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The following is segment information for the year ended December 31, 2005:

			Annuities
	Life	Investment	& Mutual	Corporate
	Insurance	Management	Funds	and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$708	$168	$485		$1,361
Net investment income	752	828	225	$113	1,918
Net realized investment gain (loss)	(14)	7	26	4	23
Realized investment gain on interest in PIMCO				104	104
Investment advisory fees	28		220	1	249
Other income	1	10	8	4	23

Total revenues	1,475	1,013	964	226	3,678

BENEFITS AND EXPENSES
Interest credited	577	455	166		1,198
Policy benefits	275	415	16		706
Commission expenses	181	7	342		530
Operating expenses	236	26	247	133	642

Total benefits and expenses	1,269	903	771	133	3,076

Income from continuing operations before provision for income taxes	206	110	193	93	602
Provision for income taxes	44	25	13	18	100

Income from continuing operations	162	85	180	75	502
Cumulative adjustment due to change in accounting principle				(2)	(2)
Minority interest				(1)	(1)
Discontinued operations, net of taxes				43	43

Net income	$162	$85	$180	$115	$542

18.	TRANSACTIONS WITH AFFILIATES

Pacific Life Fund Advisors LLC, a wholly owned subsidiary of Pacific Life formed in 2007, serves as the investment adviser for the Pacific Select Fund, an investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. Prior to May 1, 2007, Pacific Life served in this capacity. Investment advisory and other fees are based primarily upon the net asset value of the underlying portfolios. These fees amounted to $326 million, $316 million and $246 million for the years ended December 31, 2007, 2006 and 2005, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Life Funds and other affiliates based on an allocation of actual costs. These fees amounted to $8 million, $7 million and $5 million for the years ended December 31, 2007, 2006 and 2005, respectively.

In addition, effective May 1, 2007, a service plan adopted by the Pacific Select Fund went into effect whereby the fund pays PSD, as distributor of the fund, a service fee in connection with services rendered or procured to or for shareholders of the fund or their variable contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations which assist in providing any of the services. For the period May 1, 2007 through December 31, 2007, PSD received $74 million in

PL-47

service fees from the Pacific Select Fund, which is recorded in other income. The service fees were allocated to the operating segments, primarily the Annuities & Mutual Funds segment (Note 17).
In April 2006, Pacific Life made a $16 million non-cash dividend to Pacific LifeCorp, consisting of a real estate investment, which resulted in a gain of $9 million for Pacific Life.

As discussed in Note 14, no lapse guarantee benefit riders are coinsured with PAR Bermuda.

19.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows (In Millions):

Years Ending December 31:
2008	$1,144
2009 through 2012	929
2013 and thereafter	73

Total	$2,146

The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $12 million, $11 million and $10 million for the years ended December 31, 2007, 2006 and 2005, respectively. In connection with the group insurance transaction (Note 6), PL&A is contingently liable for certain future rent and expense obligations, not to exceed $16 million, related to an office lease that was assigned to the buyer. Aggregate minimum future commitments are as follows (In Millions):

Years Ending December 31:
2008	$5
2009 through 2012	8
2013 and thereafter	1

Total	$14

In March 2007, the Company began construction of a new office building in Aliso Viejo, California that was completed in February 2008. The Company will retain its corporate headquarters in Newport Beach, California.

CONTINGENCIES — LITIGATION

During the year ended December 31, 2007, Pacific Life settled a national class action lawsuit, Cooper v. Pacific Life, for a combination of cash distributions and contract credits to owners of qualified annuity contracts who purchased their contracts between August 19, 1998, and April 30, 2002, or paid premium payments during that time period. Pacific Life strongly disagreed with the claims in the lawsuit. The settlement is not considered an admission or concession with respect to any claims made in the lawsuit and did not have a material adverse effect on the Company’s consolidated financial position. Distributions will be made to eligible class members beginning in the first quarter of 2008 and in accordance with the terms of the settlement agreement.

The Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and it is possible that in any case a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial position. The Company believes adequate provision has been made in its consolidated financial statements for all probable and estimable losses for litigation claims against the Company.

PL-48

CONTINGENCIES — IRS REVENUE RULING

On August 16, 2007, the IRS issued Revenue Ruling 2007-54, which provided the IRS’ interpretation of tax law regarding the computation of the Company’s DRD. On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that has been added to the IRS’ 2007/2008 priority guidance plan. If, after public notice and comment, the IRS regulation project ultimately adopts the IRS’ interpretation contained in Revenue Ruling 2007-54, the Company could lose a substantial amount of DRD tax benefits, which could have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES — OTHER

In connection with the sale of certain broker-dealer subsidiaries (Note 6), certain indemnifications triggered by breaches of representations, warranties or covenants were provided by the Company. Also, included in the indemnifications is indemnification for certain third-party claims arising from the normal operation of these broker-dealers prior to the closing and within the nine month period following the sale. Management believes that its exposure to loss, if any, is not likely to have a material adverse effect on the Company’s consolidated financial statements.

In the course of its business, the Company provides certain indemnifications related to other dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

In relation to an asset securitization sponsored by Aviation Capital Group Corp., a wholly owned subsidiary of Pacific LifeCorp, Pacific Life is contingently obligated to purchase certain notes from the asset securitization trust to cover shortfalls in amounts due to the holders of the notes, up to certain levels as specified under the related agreements. As of December 31, 2007, the maximum potential amount of this future investment commitment was $50 million.

In connection with the operations of PSD, Pacific Life has made commitments to provide for additional capital funding as may be required.

See Note 9 for discussion of contingencies related to derivative instruments.

See Note 16 for discussion of other contingencies related to income taxes.

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STATEMENT OF ADDITIONAL INFORMATION
May 1, 2008
M’S VERSATILE PRODUCT® VI
PACIFIC SELECT EXEC SEPARATE ACCOUNT

M’s Versatile Product VI is a variable life insurance policy offered by Pacific Life Insurance Company.
This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2008, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103
1-800-800-7681

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MORE ON THE OPTIONAL RIDERS
There are fifteen optional Riders that provide extra benefits. Ask your registered representative for additional information about the Riders available with the Policy. Samples of the provisions for the extra optional benefits are available from us upon Written Request.
Accelerated Living Benefits Rider
Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states). We refer to this amount as the accelerated benefit. If you have Policy Debt, we will reduce the accelerated benefit proceeds payable to repay a portion of the loan. We may also deduct an administrative fee of $150 from your accelerated benefit.
You may choose to receive the accelerated benefit either in a lump sum or any other payment plan available at the time of payment. We will pay the benefit only once per Insured.
Payment of the accelerated benefit will reduce the Death Benefit under your Policy and any Riders used in calculating the available accelerated benefit. It will also reduce any Policy Debt.
Benefits received under this Rider may be taxable, and may impact your eligibility for Medicaid or other government benefits. Please consult your tax adviser if you want to exercise your rights under this Rider.
You may purchase this Rider at Policy issue or any time while the Policy is In Force. The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when an accelerated benefit is paid under this Rider.
Accidental Death Rider
Provides additional insurance coverage when we receive proof that the Insured’s death results directly and independently of all other causes from bodily injuries accidentally sustained, subject to the Rider’s provisions. Death must occur within 120 days of injuries and while the Rider was in effect. You may purchase the Rider at Policy issue for an Insured between Age 5 through 65, subject to satisfactory evidence of insurability. The monthly charge will be shown in your Policy Specifications.
The Rider terminates on the earliest of your Written Request, on lapse or termination of the Policy, or when the Insured reaches Age 70.
Accounting Benefit Rider
Provides additional death benefit protection on the Insured in combination with the Face Amount of the Policy. You may purchase the Rider at Policy issue or any time while the Policy is In Force. The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit option you choose on the Policy plus the Face Amount of the Rider, or 2) the Guideline Minimum Death Benefit under the Death Benefit Qualification Test you’ve chosen.
The guaranteed monthly cost of insurance rate and monthly M&E Risk Face Amount charge will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.
You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and M&E Risk Face Amount charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent

1

increase, if any, and then against successively earlier increases, if any, and finally against the original Accounting Benefit Rider Face Amount.
The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy.
Annual Renewable Term Rider
Provides term insurance on the Insured and is renewable annually until the Policy terminates. The Rider is available for Insureds Age 90 or younger at the time of Rider issue. You may purchase the Rider at Policy issue or any time while the Policy is In Force, subject to satisfactory evidence of insurability. The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit Option you choose on the Policy plus the Face Amount of the Rider, or 2) the Guideline Minimum Death Benefit under the Death Benefit Qualification Test you’ve chosen. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.
The guaranteed monthly cost of insurance rate and monthly M&E Risk Face Amount charge will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates. The current charge for the M&E expense risk Face Amount charge is $0.
You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and M&E Risk Face Amount charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. You must send a Written Request if you wish to decrease the Face Amount of this Rider. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Annual Renewable Term Rider Face Amount.
The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy.
Annual Renewable and Convertible Term Rider
Provides annual renewable term insurance on any member of the Insured’s immediate family who is Age 80 or younger at the time the Rider is issued. You may purchase the Rider at Policy issue or any time while the Policy is In Force. We refer to each person insured under the Rider as a covered person. You have the flexibility to delete a covered person from the Rider, or, with satisfactory evidence of insurability, you may add a covered person. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any such addition of a covered person. If you add a covered person at time of Policy issue and the Face Amount of the Rider is greater than $100,000, we may assess a $100 underwriting charge prior to underwriting.
At any time while the Rider is in effect and before any covered person reaches Age 65, you may convert the Rider to a whole life or any higher premium plan we regularly issue at the time of the conversion. The Rider may also be converted during the first two years it is in effect, regardless of the covered person’s Age. If you convert the Rider, a new Policy will be issued on the covered person and coverage under the Rider will terminate.
The guaranteed monthly cost of insurance rates for each covered person will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.
The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when the last covered person reaches Age 100.

2

Cash Value Enhancement Rider II
Provides additional death benefit protection on the Insured in combination with the Face Amount of the Policy. May also provide higher early cash value. The Rider may be purchased at Policy issue for Policies issued on or after May 1, 2007, subject to state availability. Policies must be owned by a corporation, trust or individual (when part of an employer-sponsored arrangement) which meet the annual aggregate premium requirement of $50,000 annually.
The charges for this Rider will be shown in the Policy Specifications. The total monthly charge is comprised of three components:

•	the rider coverage charge
•	the rider cost of insurance charge; and
•	the termination credit charge.
While this Rider is in effect:

1.	The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit as calculated under the Death Benefit Option you choose on the Policy is increased by the Face Amount of the Rider.

2.	If you surrender the Policy, we will pay you a termination credit in addition to the Net Cash Surrender Value, unless either of the following is true:

•	the Policy is surrendered in connection with the purchase of a replacement life insurance policy including, but not limited to, a replacement intended to qualify as a tax free exchange under Section 1035 of the Tax Code; or
•	the Owner at the time of Policy surrender is different from the Owner on the Policy application, and the Owner at the time of Policy surrender is a life insurance company.
You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated rider coverage charges and rider cost of insurance charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. Each increase in Rider Face Amount has its own rider coverage charge and cost of insurance charge, which will be shown on a supplemental schedule of coverage sent to you at the time of the increase. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of an increase.
Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Cash Value Enhancement Rider II Face Amount.
The termination credit added to your Net Cash Surrender Value if you surrender your Policy is calculated in two parts, and is the sum of the results of the two calculations, except if Termination Credit Part 1 equals zero, then Termination Credit Part 2 will also be zero.
Termination Credit Part 1 equals A × B where:

A	=	the termination credit percentage; and
B	=	the termination credit basis.
Termination Credit Part 2 equals the greater of zero and C × D × (E - (F/G)), where:

C	=	the termination credit factor;
D	=	the lesser of 60 and the number of whole Policy months that have elapsed;
E	=	the maximum annual termination credit basis;
F	=	the sum of premiums paid; and
G	=	1 + the number of whole Policy Years elapsed.

3

The initial termination credit percentage, and the termination credit factor and maximum annual termination credit basis are shown in your Policy Specifications for this Rider. We may reduce the schedule of termination credit percentages, and even reduce such percentages to zero, but not until at least 30 days after we have sent you revised Policy Specifications that show the reduced termination credit percentages. Any such reduced schedule of termination credit percentages will apply uniformly to all members of the same Class.
The termination credit basis is the lesser of (a - c) or (b - c), where:

a	=	the total amount of premiums paid on the Policy;
b	=	the maximum annual termination credit basis, multiplied by 1 + the number of whole Policy Years elapsed; and
c	=	the total amount of any withdrawals you have taken from your Policy’s Accumulated Value.
If the Insured dies while the Rider is in effect, the Termination Credit will be added to the Accumulated Value prior to calculating the Death Benefit under the Death Benefit Qualification Test.
This Rider will terminate on the earliest of your Written Request or termination of the Policy.
Children’s Term Rider
Provides term insurance until Age 25 on any child of the Insured, including a natural child, step-child or adopted child. To be eligible for coverage, the Insured must be Age 55 or younger, and the child must be Age 21 or younger at Policy issue and named in the application for this Rider or born or adopted thereafter. Newborn children are covered from 14 days of age. The term insurance under the Rider may be converted for a new policy on each child on the earlier of the child’s 25th birthday or the date the Insured becomes Age 65, as long as the child is still living. If the Insured dies before the conversion date, the term insurance on each child will become paid-up and a separate policy for the paid-up insurance will be issued with the child as owner. For each child, if you convert the Rider, or if paid-up insurance is issued, coverage for that child under the Rider will terminate. The monthly charge will be shown in your Policy Specifications.
Disability Benefit Rider
Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability as stated in the Rider provisions, until he or she reaches Age 65. You may purchase the Rider only at Policy issue. The monthly charge for the Rider appears in your Policy Specifications.
This Rider is not available if you select a Waiver of Charges Rider.
The Rider will terminate on the earliest of your Written Request, on termination of this Policy, or when the Insured becomes Age 60.
Guaranteed Insurability Rider
Gives the right to buy additional insurance on the life of the Insured on specified dates without proof of insurability. The Rider is available for an Insured who is not in a substandard Risk Class and is Age 37 or younger when the Policy is issued. Subject to certain conditions, you may have some flexibility to change the option dates.
Charges and option dates for this Rider appear in your Policy Specifications. To add the additional insurance, we must receive your Written Request within 31 days of the option date for that additional coverage. The increase in Face Amount will take effect on the option date if the Insured is then living. Any option not exercised on its option date will expire.
The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or 31 days after the last option date.

4

Guaranteed Minimum Distribution Rider
Guarantees minimum annual distributions from the Policy’s Accumulated Value over a specified period of time following exercise of the Rider. The Rider may be purchased at Policy issue for an Insured who is Age 65 or younger. The Policy Death Benefit Qualification Test elected at issue must be the Guideline Premium Test in order to purchase the Rider. The monthly charge for this Rider will be shown in your Policy Specifications.
The distribution period is the period of time during which distributions are guaranteed under this Rider. Distributions are payments from the Policy’s Accumulated Value to you, or to a person designated by you. This includes a withdrawal, a loan, a withdrawal necessary to maintain the Policy’s qualification as life insurance under federal tax law, or any combination thereof. For most Policies not issued under a 1035 exchange, requested distributions under this Rider are in the form of a withdrawal until withdrawals equal the sum of premiums paid. For Policies issued as a 1035 exchange or where the Insured has been substituted, requested distributions under this Rider are in the form of a withdrawal to the extent such distributions are not includible in gross income according to federal tax law. After all available withdrawals have been taken, additional distributions are taken as Policy loans. Consult your tax adviser for complete information about distributions that may apply to your circumstances and your Policy.
You must send us a Written Request to exercise this Rider. The exercise effective date of the Rider will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider or, if later, the date all conditions to exercise the Rider have been met. You may also elect to reset the Rider after it has been exercised. If you exercise your right to reset this Rider, the date the Rider is reset will become the new exercise effective date. You should consult your investment professional to determine if resetting the Rider is right for your current circumstances.
On any exercise effective date we will determine your guaranteed distribution basis. The guaranteed distribution basis is equal to your Policy’s Net Accumulated Value, which is the Policy’s Accumulated Value less any Policy Debt. The guaranteed distribution basis does not change during the distribution period, unless you elect to reset the Rider.
The distribution option you elect will determine both the distribution period and the amount of the guaranteed annual distribution. The guaranteed annual distribution is the guaranteed amount you may take as distributions each Policy Year during the distribution period. Distributions taken in any Policy Year under this Rider may be for an amount less than or equal to the guaranteed annual distribution, and may be taken any time during the distribution period. You may elect one of the following two distribution options on the exercise effective date:

•	Age 100 Option — The distribution period under this option is the period of time from the exercise effective date until the earlier of the Insured’s Age 100 or the Insured’s death. The guaranteed annual distribution under this option is equal to the Policy’s Accumulated Value multiplied by the guaranteed distribution percentage for the Insured’s attained Age, with the result reduced by 5% of any Policy Debt, all as of the exercise effective date.
•	Principal Option — The distribution period under this option is the period of time until the total guaranteed annual distributions paid to you are at least equal to the guaranteed distribution basis. The guaranteed annual distribution under this option is equal to the Policy’s Accumulated Value multiplied by the guaranteed distribution percentage for the Insured’s attained Age, with the result reduced by 7% of any Policy Debt, all as of the exercise effective date. You may only elect this option until the Insured reaches Age 95.
The Age 100 Option provides a guaranteed annual distribution amount each Policy Year until the Insured reaches Age 100. The Principal Option provides a larger guaranteed annual distribution amount, with the distribution period dependent on the amount and timing of your distributions.
The guaranteed distribution percentages will be shown in your Policy Specifications. The guideline level premium for your Policy is shown in the Policy Specifications or in a later supplemental schedule of coverage.

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To exercise the Rider, or to reset the Rider after exercise, each of the following conditions must be true as of the effective date:

1.	The Insured is at least Age 55.

2.	The Policy’s Death Benefit Option is Option A.

3.	No Riders with regularly scheduled charges are in effect, other than this Rider and any term insurance Rider on the Insured. If any such Riders are in effect, you must request to terminate the Riders before exercising this Rider.

4.	No increase(s) in Face Amount of any term insurance Rider on the Insured is scheduled to take effect after the exercise of this Rider. If any such increases in Face Amount are scheduled, you must request to cancel the increases before exercising this Rider.

5.	If the Insured is assigned a Risk Class other than standard, any nonstandard rating has expired.

6.	Any amounts allocated to the Variable Investment Options are allocated under an asset allocation model of an asset allocation program established and maintained by us. Not all models we offer under any asset allocation program established and maintained by us may be eligible for use with this Rider. This means you may not allocate among the Variable Investment Options at your discretion. You may also allocate Accumulated Value to the Fixed Account and/or Fixed LT Account.

7. a)	The Policy’s Accumulated Value is at least 200% of the Policy’s Face Amount, and the guaranteed annual distribution under this Rider is greater than or equal to the negative of the Policy’s guideline level premium, or

b)	The Policy’s Accumulated Value is at least the exercise eligibility percentage shown in the Policy Specifications multiplied by the Face Amount, and the guaranteed annual distribution is greater than or equal to the negative of the guideline level premium and less than or equal to $1 plus the negative of the guideline level premium. The exercise eligibility percentage will never exceed 120%.
Please contact us to find out if you are eligible to exercise or reset your Rider.
If any Policy change needed to meet the exercise conditions of this Rider would cause the Policy to become classified as a Modified Endowment Contract for federal tax purposes, you will first need to provide a Written Request to accept a Modified Endowment Contract classification for this Policy. In such case, you should first consult your tax advisor.
You may elect to reset this Rider. The effective date for resetting the Rider will be the Policy Anniversary on or next following the date we receive your Written Request, which will become your new exercise effective date. When you request to reset the Rider, we will calculate a new guaranteed distribution basis based on your Policy’s Net Accumulated Value, and a new guaranteed annual distribution amount and distribution period based on the Accumulated Value, the Policy Debt and the distribution option you choose, all as of your new exercise effective date. Your monthly charge for this Rider is based on the guaranteed distribution basis in effect as of the most recent exercise effective date. Resetting the Rider may increase or decrease your monthly charge.
Resetting the Rider may increase the guaranteed annual distribution amount if there has been an increase in your Policy’s Accumulated Value since the last exercise effective date of the Rider. At the time you reset the Rider, you may choose a different distribution option than you elected on the prior exercise effective date. Choosing a different distribution option may extend or reduce the length of time you receive guaranteed distributions. Choosing a different distribution option may also increase or decrease the amount of your guaranteed annual distribution. You should consult with your investment professional to determine if resetting the Rider is right for your current circumstances. You can ask your registered representative for Illustrations showing how resetting the Rider may affect your Accumulated Value, Death Benefit and Policy charges.
When you request to reset the Rider, a reset charge may be deducted from your Accumulated Value prior to the new exercise effective date. We calculate a reset charge basis, which is equal to your Policy’s Net

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Accumulated Value immediately prior to resetting the Rider, plus the total distributions taken since the most recent exercise effective date, minus the guaranteed distribution basis prior to reset. If the reset charge basis is equal to or less than zero, no charge will be deducted from your Accumulated Value on the new exercise effective date. If the reset charge basis is greater than zero, we multiply the reset charge basis by the reset charge rate shown in your Policy Specifications. The reset charge rate varies depending on the number of Policy Years completed since the most recent exercise effective date, and will never exceed 25% of the reset charge basis. There will only be a reset charge if there has been an increase in guarantee benefits.
An example:
For a Policy where:

•	the previous exercise effective date was 4 years prior to currently requested reset of Rider

•	the guaranteed distribution basis on the last exercise effective date was $250,000

•	the total distributions taken since the last exercise effective date were $56,000

•	the Net Accumulated Value on date of reset of Rider is $300,000

•	the reset charge rate is 4%
The reset charge basis will be $106,000 ($300,000 - $250,000 + $56,000 = $106,000), and the reset charge deducted from the Accumulated Value prior to calculating the new guaranteed annual distribution will be $4,240.00 ($106,000 × 4% = $4,240.00).
If the Policy in the example above had a Net Accumulated Value of $190,000 on the date of reset of Rider, the reset charge basis would be $0 ($190,000 - $250,000 + $56,000 = - $4,000), and the reset charge would be $0, because the reset charge basis is equal to or less than $0.
Any withdrawal which occurs after the exercise of this Rider will reduce the Policy’s Face Amount as follows:

•	If the total distributions taken excluding withdrawals includible in gross income according to federal tax law, are less than the total premiums paid, we will limit any reduction in Face Amount so that the negative of your Policy’s guideline level premium will not be greater than the guaranteed annual distribution; and

•	If the total distributions taken by withdrawal, excluding withdrawals includible in gross income according to federal tax law, are at least equal to the total premiums paid, we will reduce the Face Amount so that the Policy’s Death Benefit will be equal to the minimum Death Benefit calculated under the Guideline Premium Test. In such case, because the Policy’s Death Benefit will not depend on its Face Amount, we will set the Face Amount to a minimal amount we establish for this purpose. The Policy’s Face Amount is shown on your Policy’s annual report.
If an immediate reduction in Face Amount after a withdrawal under this Rider would cause the Policy to become a Modified Endowment Contract, such reduction may be deferred until such time as the reduction would not cause the Policy to become a Modified Endowment Contract.
This Rider has a no-lapse feature. After exercise of this Rider, if the Net Accumulated Value on any Monthly Payment Date is less than the sum of the monthly deduction plus any guaranteed annual distribution not yet taken in the current Policy Year, we will increase your Accumulated Value in the Fixed LT Account by an amount called the guaranteed maximum distribution credit. The guaranteed maximum distribution credit is equal to A + B, where:

A =	the monthly deduction for the current Policy month plus the difference between the interest charged on any Policy loan and the interest credited on the Loan Account, and

B =	the distribution factor for the current Policy month.
The amount of any guaranteed maximum distribution credit paid into your Policy’s Accumulated Value will be sufficient to cover any Policy charges and any guaranteed annual distribution amount not yet taken in the

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Policy Year in which it occurs. Once a guaranteed maximum distribution credit has been applied to your Policy’s Accumulated Value, any elective transfer from the Fixed LT Account will terminate this Rider.
You are always guaranteed to take total annual distributions at least equal to your guaranteed annual distribution without terminating the Rider or your Policy. However, if your requested distributions exceed the guaranteed annual distribution amount, you may cause your Rider to terminate. If the Rider terminates, it may also cause your Policy to lapse, if your Accumulated Value is insufficient to cover Policy charges.
Each time you take a distribution, we calculate a maximum allowable distribution. If a distribution exceeds the maximum allowable distribution in effect prior to the current distribution, your Rider will terminate and provides no additional benefit. How we calculate the maximum allowable distribution is determined by the distribution option in effect.
We calculate a distribution factor that is used in the calculation of the guaranteed maximum distribution credit. Prior to calculating the distribution factor, we calculate the cumulative distribution factor. The cumulative distribution factor is zero on the exercise effective date and is calculated each time a distribution is taken. If a guaranteed maximum distribution credit has not previously been paid, the cumulative distribution factor is equal to the total distributions since the exercise effective date. If a guaranteed maximum distribution credit has previously been paid, the cumulative distribution factor is equal to the cumulative distribution factor immediately prior to the calculation plus the distribution factor at the time of the calculation. The distribution factor is equal to zero on the exercise effective date and on any day other than a Policy Anniversary. On any Policy Anniversary after the exercise effective date, we calculate the distribution factor as follows. For the Age 100 Option, the distribution factor is equal to the guaranteed annual distribution. For the Principal Option, the distribution factor is equal to zero if the cumulative distribution factor previously calculated is at least equal to the guaranteed distribution basis, otherwise it is equal to the lesser of the guaranteed annual distribution or the result of the guaranteed distribution basis minus the most recent cumulative distribution factor immediately prior. The cumulative distribution credit is also used in the calculation of the maximum allowable distribution described below.
For the Age 100 Option, the maximum allowable distribution equals A - B, or, if greater, C - D - ((1 - (E/0.05)) × F), where:

A =	guaranteed annual distribution

B =	total distributions taken in the current Policy Year

C =	Accumulated Value

D =	Policy Debt

E =	the guaranteed distribution percentage for the Insured’s Age as of the date of calculation

F =	the greater of the Policy’s Face Amount or the Accumulated Value.
An example
For a Policy with:

A =	a guaranteed annual distribution of $4,500

B =	total distributions of $2,000 taken in the current Policy Year

C =	Accumulated Value of $1,000

D =	a Policy Debt of $0

E =	the guaranteed distribution percentage for the Insured’s current Age is 4.70%

F =	a policy Face Amount of $40,000
The maximum allowable distribution is $2,500, which is the greater of $2,500 ($4,500 - $2,000) or -$1,400 ($1,000 - $0 - ((1 - (4.70%/0.05)) × $40,000).

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If the Policy had an Accumulated Value of $120,000, the maximum allowable distribution is $112,800, which is the greater of $2,500 (($4,500 - $2,000) or $112,800 ($120,000 - $0 - ((1 - (4.70%/0.05)) × $120,000).
For the Principal Option, the maximum allowable distribution equals A - B, or, if greater, the lesser of (C - D - ((1 - (E/0.07)) × F)) or (G - H) where:
      A through F are the same as for the Age 100 Option shown directly above
      G = the guaranteed distribution basis
      H = the prior cumulative distribution factor.
An example
For a Policy with:

A =	a guaranteed annual distribution of $6,000

B =	total distributions of $2,000 taken in the current Policy Year

C =	Accumulated Value of $1,000

D =	an Policy Debt of $0

E =	the guaranteed distribution percentage for the Insured’s current Age is 6.30%

F =	a Policy Face Amount of $40,000

G =	a guaranteed distribution basis of $100,000

H =	a cumulative distribution factor of $25,000
The maximum allowable distribution is $4,000 which is the greater of $4,000 ($6,000 - $2,000) or the lesser of -$3,000 ($1,000 - $0 - ((1 - (6.30%/0.07)) × $40,000) or $75,000 ($100,000 - $25,000)).
If the Policy had an Accumulated Value of $120,000, the maximum allowable distribution is $75,000, which is the greater of $4,000 (($6,000 - $2,000) or the lesser of $108,000 ($120,000 - $0 - ((1 - (6.30%/0.07)) × $120,000) or $75,000 ($100,000 - $25,000)).
The amount A - B is the difference between the guaranteed annual distribution and the total distributions taken to date. The maximum allowable distribution will never be less than this amount. Each year you will always be able to take distributions that total at least your guaranteed annual distributions.
The amount (C - D - ((1 - (E/0.05)) for the Age 100 Option and (C - D((1 - E/0.07)) for the Principal Option is the amount of Accumulated Value that exceeds the current Policy Debt and an amount that Pacific Life deems necessary to cover future Policy charges. If the Policy’s Net Accumulated Value is greater than the amount reserved to cover future charges, then this calculation will increase the maximum allowable distribution. If you have elected the principal option, this calculation will only increase the maximum allowable distribution up to the term G - H.
The amount G - H (applicable only to the Principal Option) is the difference between the total amount of distributions that were guaranteed to be taken over the guarantee period and the total distributions for which you have already taken and/or received guaranteed maximum distribution credit(s). In the event that this amount is larger than A-B, the maximum allowable distribution may be increased.
If your total distributions in any Policy Year exceed the guaranteed annual distribution, but are less than the maximum allowable distribution, we will reduce the guaranteed annual distribution. The reduced guaranteed annual distribution will be effective immediately and will apply for future years in the distribution period. The

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reduced distribution will be equal to the guaranteed annual distribution before the reduction multiplied by ((A - B)/(A - C)) where:

A =	maximum allowable distribution

B =	current distribution taken

C =	the greater of zero or the result of the guaranteed annual distribution minus the total distributions taken in the current Policy Year prior to the current distribution.
If the Policy lapses before the Rider is exercised, and the Policy is later reinstated, the Rider will also be reinstated. If the Policy lapses after the Rider is exercised, and the Policy is later reinstated, the Rider will not be reinstated.
This Rider is effective on the Policy Date unless otherwise stated. It will end upon the earliest of your Written Request, termination of the Policy, or if any of the following occur after the exercise effective date:

1.	there is an increase in the Policy’s Face Amount

2.	you change the Death Benefit option

3.	any distribution exceeds the maximum allowable distribution

4.	you request a transfer from the Fixed LT Account if, prior to such transfer, a guaranteed maximum distribution credit has been made

5.	you add any Rider with charges due

6.	any portion of the Accumulated Value is allocated to an Investment Option other than a Fixed Option or an asset allocation model eligible for use under this Rider.
No provisions of this Rider are intended to modify any of the Policy’s federal tax qualification provisions.
Guaranteed Minimum Distribution II Rider
Guarantees minimum annual distributions from the Policy’s Accumulated Value over a specified period of time following exercise of the Rider. The Rider may only be purchased at Policy issue for an Insured who is Age 55 or younger. The Policy’s Death Benefit Qualification Test elected at issue must be the Guideline Premium Test in order to purchase the Rider. The monthly charge for this Rider will be shown in your Policy Specifications.
For purposes of this Rider, a Distribution is a payment from the Policy’s Accumulated Value to you, or to a person you designate. Distributions will include any withdrawals and/or loans that you request, as well as any Forced Distributions. A Forced Distribution is a withdrawal or Distribution that is required in order to maintain the Policy’s qualification as life insurance under federal tax law. The terms for loans and withdrawals described in the prospectus, including any fees and charges for these services, remain the same. It’s important to understand the risks that are involved in using your Policy’s loan and withdrawal features.
Distributions under the Rider may result in tax liability. Please consult your tax advisor. For more information, see Variable Life Insurance and Your Taxes: Taxation of Distributions in the prospectus.
The Distribution Period is the period of time you may take Distributions under this Rider. It begins on the Exercise Effective Date and ends at the earlier of Rider termination or the Maximum Distribution Age shown in your Policy Specifications.
You must send us a Written Request to exercise this Rider. The Exercise Effective Date of the Rider will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider or, if later, the date all conditions to exercise the Rider have been met. You may also elect to reset the Rider after it has been exercised. If you exercise your right to reset this Rider, the date the Rider is reset is called the Reset Effective Date. The Reset Effective Date will be the Monthly Payment Date on or next

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following the date we receive your Written Request to exercise this Rider or, if later, the date all conditions to reset the Rider have been met.
The Guaranteed Annual Distribution is the amount we guarantee you may take as a Distribution each Policy Year during the Distribution Period. If you take an amount greater than the Guaranteed Annual Distribution in any Policy Year during the Distribution Period, the Guaranteed Annual Distribution for subsequent years will be reduced.
To exercise the Rider, each of the following conditions must be true as of the Exercise Effective Date, based on your Policy’s values immediately prior to exercise. To reset the Rider, each of the following conditions must be satisfied as of Reset Effective Date.

1.	The Insured must be at least Age 55.

2.	Any rated Risk Class must have expired. Currently any Risk Class in effect at Policy issue will expire by the end of the 20th Policy Year.

3.	The Death Benefit Option must be Option A.

4.	The Policy Year must be Policy Year 11 or later.

5.	The Policy must not be a Modified Endowment Contract.

6.	Any allocation of the Policy’s Accumulated Value to the Variable Options must be done under an asset allocation model of an asset allocation program established and maintained by us. You may also allocate any portion of the Policy’s Accumulated Value to the Fixed Option or Fixed LT Option. Some models we offer are not eligible under this requirement and, if used after Rider exercise, will cause the Rider to terminate. You may contact us to find out what models are available at any given time for the purpose of this requirement.

7.	The Policy must satisfy the Face Amount Requirement, described below.

8.	The Total Premium Amount must not be greater than the Accumulated Value times the Total Premium Factor.

9.	There must not be any Riders in effect with regularly scheduled charges, other than this Rider and any term insurance Rider on the primary Insured.

10.	There must not be any automatic increases in term insurance coverage on the Insured under Policy Riders scheduled to take effect after exercise of the Rider.
If a Policy change is necessary to satisfy the Exercise Conditions, you must make a Written Request for any such change before you can exercise the Rider. Please contact us to find out if you are eligible to exercise or reset your Rider.
For a Policy to meet the Face Amount Requirement to exercise the Rider, A must be greater than B, where:

A	=	75% of the Accumulated Value, and
B	=	the minimum Face amount such that after exercise:

•	projected cumulative Forced Distributions for any Policy Year do not exceed the Guaranteed Annual Distribution for that Policy Year, and

•	based on our most recent determination, the Guideline Premium Limit would remain greater than zero at all times prior to Age 100.

Example — Here is a hypothetical example to illustrate how the Face Amount Requirement works. Assume the following values at the time of requested exercise:

Face Amount immediately prior to exercise	$450,000
Accumulated Value	$400,000
Minimum Face Amount that would maintain Guideline Premium Limit above zero at all times prior to Age 100	$250,000
Maximum Forced Distribution if Face Amount was reduced to $250,000	$11,000
Guaranteed Annual Distribution if Rider is exercised	$17,000

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A	=	$300,000 = 75% of $400,000
B	=	$250,000
		$300,000> $250,000, therefore A> B and the Policy meets the Face Amount Requirement
In the event that A is not greater than B when you request to exercise the Rider, you will not be allowed to exercise at that time. You may meet this requirement at a later date if your Policy’s Accumulated Value increases as a result of additional premium payments or positive investment performance. If so, and provided all other exercise conditions are met, you may exercise the Rider at that time.
Upon exercise, the Policy’s Face Amount will be set to the greater of B (as defined in the Face Amount Requirement above) and 50% of the Accumulated Value, unless such change would result in a reduction that would cause the Policy to become a Modified Endowment Contract. In this case, the Rider cannot be exercised until such time as the required change in Face Amount can be effected without causing the Policy to become a Modified Endowment Contract.
Once you exercise this Rider, the Policy’s Face Amount will thereafter be subject to the following additional provisions:

•	upon any withdrawal, we will limit any reduction in Face Amount to the extent that either (1) any projected cumulative amount of Forced Distributions for any Policy Year would exceed the Guaranteed Annual Distribution (as it may have been recalculated upon the withdrawal) as of the withdrawal date, or (2) the Guideline Premium Limit, based on our determination at that time, would fail to remain greater than zero at all times prior to Age 100; and

•	if a required reduction in Face Amount, either due to a withdrawal or as otherwise required by this Rider, would cause the Policy to become a Modified Endowment Contract, we will defer the reduction until it will not cause the Policy to become a Modified Endowment Contract; and

•	upon Insured’s Age 100, we will reduce the Policy’s Face Amount so that the Policy’s Death Benefit will thereafter be equal to the Minimum Death Benefit under the Policy. We will set the Face Amount to a minimal amount we establish for this purpose. The Policy’s Face Amount will show on your Policy’s annual report.

On the Exercise Effective Date, or any subsequent Reset Effective Date, the Guaranteed Annual Distribution is equal to the Guaranteed Distribution Basis multiplied by the Annual Distribution Percentage shown in the Policy Specifications, less $88. The Guaranteed Distribution Basis is equal to the Policy’s Net Accumulated Value, as calculated prior to any distributions, reduced by an amount equal to the Policy Debt on the calculation date multiplied by the Loan Cost Factor. The Guaranteed Annual Distribution Percentage will be between 3.67% and 17.67% depending on Risk Class, gender and Age at the time of exercise or reset of the Rider. The Net Accumulated Value is Policy’s Accumulated Value less any Policy Debt. The Loan Cost Factor varies by Policy Year, and is shown in your Policy Specifications.
Except as you may otherwise instruct by Written Request, and except as may be required by law, each Distribution under this Rider will be taken in the following order:

1)	withdrawals, to the extent they are not includible in gross income according to federal tax law;

2)	any Forced Distributions, whether includible in gross income or not; and

3)	Policy loans.

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Immediately prior to any Distribution you take, we calculate a Maximum Allowable Distribution. The Maximum Allowable Distribution equals:
The greater of (A - B) or [C - D - the greater of (E × {C - F} ) or ( {H - 5} ÷ 100 × {G - C + F} )], where:

A	=	Guaranteed Annual Distribution;
B	=	Total Distributions taken in the current Policy Year determined immediately prior to the calculation;
C	=	Accumulated Value immediately prior to the calculation;
D	=	Policy Debt immediately prior to the calculation;
E	=	Loan Cost Factor for the Policy Year as shown in the Policy Specifications;
F	=	Total Premium Amount immediately prior to calculation;
G	=	Policy Face Amount;
H	=	Insured’s Age at time of calculation.
Contact us to find out your Policy’s current Maximum Allowable Distribution.
Example — Here is a hypothetical example to illustrate the calculation of the Maximum Allowable Distribution. Assume the following values for each of the formula elements:

A	=	Guaranteed Annual Distribution of	$4,500
B	=	total Distributions taken in the current policy year of	$2,000
C	=	Accumulated Value of	$120,000
D	=	Policy Debt of	$0
E	=	Loan Cost Factor for the policy year of	5.00%
F	=	Total Premium Amount of	$20,000
G	=	Policy Face Amount of	$100,000
H	=	Insured’s Age of	70
The Maximum Allowable Distribution is $115,000, which is the greater of: $2,500 {$4,500 - $2,000} ; and, $115,000 {$120,000 - $0 - greater of [5.00% × ($120,000 - $20,000)] or [(70 - 5) ÷ 100 × ($100,000 - $120,000 + $20,000)]}
If the Policy had an Accumulated Value of $2,500, the Maximum Allowable Distribution is $2,500, which is the greater of: $2,500 ($4,500 - $2,000); and, - $73,875 {$2,500 - $0 - greater of [5.00% × ($2,500 - $20,000)] or [(70 - 5) ÷ 100 × ($100,000 - $2,500 + $20,000)]}
If the Policy had an Accumulated Value of $120,000 but a Total Premium Amount of $80,000, the Maximum Allowable Distribution is $81,000, which is the greater of: $2,500 ( = $4,500 - $2,000); and, $81,000 { = $120,000 - $0 - greater of [ 5.00% × ($120,000 - $80,000)] or [(70 - 5) ÷ 100 × ($100,000 - $120,000 + $80,000)] }
As long as the Distributions in each Policy Year do not exceed the Guaranteed Annual Distribution, the Guaranteed Annual Distribution will be unchanged. See the beginning of this section titled Guaranteed Minimum Distribution II Rider for a definition of “Distributions”. If the Distributions in any Policy year exceed the Guaranteed Annual Distribution, but do not exceed the Maximum Allowable Distribution, the Guaranteed Annual Distribution will be reduced. In such case, the reduced Guaranteed Annual Distribution will be effective immediately and will apply for future Policy Years. The reduced Guaranteed Annual Distribution will be equal to the Guaranteed Annual Distribution before reduction multiplied by (A - B) divided by (A - C) where:

A	=	Maximum allowable Distribution;
B	=	Current Distribution taken; and
C	=	Guaranteed Annual Distribution minus the total Distributions already taken in the current Policy Year, but not less than zero.

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Example — Here is a hypothetical example to illustrate how exceeding the Guaranteed Annual Distribution can result in a reduction in future Guaranteed Annual Distributions. Assume:

Guaranteed Annual Distribution =	$1,000
Maximum Allowable Distribution =	$5,000
Sum of prior Distributions taken in current Policy Year =	$0
Assume you take a Distribution of $2,000. In this case, the Maximum Allowable Distribution is not exceeded, but the Distributions in the current Policy Year exceed the Guaranteed Annual Distribution. Therefore, there is an immediate reduction to the Guaranteed Annual Distribution:
The reduced Guaranteed Annual Distribution is $750.
($1,000 × (5,000 - 2,000) ÷ (5,000 - 1,000)).
This means that in future Policy Years the Guaranteed Annual Distribution is limited to $750.
Using the same example, but assuming a Distribution of $3,000 instead of $2,000, the reduced Guaranteed Annual Distribution is $500.
($1,000 × (5,000 - 3,000) ÷ (5,000 - 1,000).
If you take a Distribution in excess of the Maximum Allowable Distribution, the Rider will terminate and will have no further effect on the Policy. The Face Amount and Accumulated Value of your Policy will be the same as it was when the Rider terminated and your rights and benefits under the Policy continue as if the Rider had never existed, including the right to request a change in Face Amount of the Policy and reallocate your Accumulated Value and any Net Premium, unless otherwise modified by the presence of another rider which alters rights under the Policy.
You may choose to reset the Rider. If you choose the reset the Rider, the Guaranteed Annual Distribution will be recalculated as of the Reset Effective Date, which is the Policy Anniversary on or next following the date we receive your Written Request and the conditions for resetting this Rider are satisfied.
If you reset the Rider before the fifth anniversary of the Exercise Effective Date or the most recent Reset Effective Date and if the Reset Charge Basis is greater than zero, there is a Reset Charge. The Reset Charge will not exceed the Reset Charge Rate shown in the Policy Specifications multiplied by the Reset Charge Basis as of the Reset Effective Date.
The Reset Charge Basis is equal to the Policy’s Net Accumulated Value, plus the total Distributions taken minus the Guaranteed Distribution Basis, all as of the Exercise Effective Date or the most recent Reset Effective Date.
Example — Here is a hypothetical example of the first reset after exercise to illustrate how the Reset Charge is calculated. Assume a Reset Effective Date 4 years after the Exercise Effective Date with:

Net Accumulated Value =	$300,000
Total Distributions taken since Exercise Effective Date =	$56,000
Guaranteed Distribution Basis as of Exercise Effective Date =	$250,000
Reset Charge Rate =	8%
The Reset Charge Basis will be $106,000 ($300,000 + $56,000 - $250,000).
The maximum Reset Charge deducted from the Accumulated Value prior to calculating the new Guaranteed Annual Distribution will be $8,480 ($106,000 × 8%).
In the example above, if the Net Accumulated Value were $190,000 on the Reset Effective Date, the Reset Charge would be $0 because the Reset Charge Basis is less than $0.

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Net Accumulated Value =	$190,000
Total Distributions taken since Exercise Effective Date =	$56,000
Guaranteed Distribution Basis as of Exercise Effective Date =	$250,000
Reset Charge Rate =	8%
The Reset Charge Basis will be - $4,000 ($190,000 + $56,000 - $250,000).
The Rider provides a no-lapse feature after it has been exercised. This means that while the Rider remains in effect after exercise, your Policy will not lapse if your Net Accumulated Value is insufficient to cover your monthly deduction. If the Net Accumulated Value on any Monthly Payment Date after exercise is less than the sum of the monthly deduction plus any Guaranteed Annual Distribution not yet taken in the current Policy Year, we will increase your Policy’s Accumulated Value in the Fixed LT Account by an amount called the No-Lapse Credit. A No-Lapse Credit will be credited every Monthly Payment Date thereafter, as long as the Rider remains in effect. The monthly No-Lapse Credit is equal to A + B where:

A	=	the monthly deduction for the current Policy Month plus the difference between the interest charged on any Policy loan and the interest credited in the Loan Account, and
B	=	Upon first occurrence:	The Guaranteed Annual Distribution less the total Distributions taken in the current Policy Year, but never less than zero.
		On any Policy Anniversary after the first occurrence	The Guaranteed Annual Distribution
		On any date other than the above	Zero
Example — Here is a hypothetical example of how the No-Lapse Credit is calculated. The Rider is in effect and the Policy has not previously received a No-Lapse Credit. Assume the following on a Monthly Payment Date:

Net Accumulated Value =	$5,000
Monthly Deduction =	$1,000
Loan Balance =	$0
Guaranteed Annual Distribution =	$25,000
Total Distributions Taken in Current Policy Year =	$0
The sum of the monthly deduction and the Guaranteed Annual Distribution not yet taken is $26,000 = $1,000 + $25,000 - $0. Because the Net Accumulated Value ($5,000) is less than this amount, a No-Lapse Credit is applied.
The Amount of the No-Lapse Credit is A + B, where,

A	=	Monthly Deduction plus loan interest charged less Loan Account interest credited = $1,000 + 0 - 0 =	$1,000
B	=	The Guaranteed Annual Distribution less the total Distributions taken in the current policy year =	$25,000
		A+B = $26,000
On this Monthly Payment Date a No-Lapse Credit of $26,000 is applied. On every other Monthly Payment Date of the current Policy Year, a No-Lapse Credit equal to the monthly deduction plus loan interest charged less loaned account interest credited would be applied.
Any No-Lapse Credit that is credited to the Fixed LT Account becomes Accumulated Value under your Policy. However, once a No-Lapse Credit has been applied to your Policy’s Fixed LT Account, any transfer from the Fixed LT Account will terminate this Rider.
When you exercise the Rider and while the Rider is in effect, any allocation of the Policy’s Accumulated Value to the Variable Options must be done under an asset allocation model of an asset allocation program

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established and maintained by us. Some models we offer are not eligible under this requirement and, if used after Rider exercise, will cause the Rider to terminate. See How Premiums Work: Allocating Your Premiums in the prospectus for more information on the Portfolio Optimization program and the asset allocation models. If an asset allocation model is no longer eligible for use with this Rider, we will give you at least 30 days notice to choose another, eligible asset allocation model. If you do not elect to move your Accumulated Value to an eligible asset allocation model and/or the Fixed Options, your Rider will terminate with no further benefit.
If the Policy lapses before the Rider has been exercised, and the Policy is later reinstated, the Rider will also be reinstated. If the Policy lapses after the Rider has been exercised, and the Policy is later reinstated, the Rider will not be reinstated.
The Policy is intended to qualify as a life insurance contract for federal tax purposes, and the Death Benefit under this Policy is intended to qualify for federal income tax exclusion. Further, the Policy is intended to qualify as a life insurance contract that is not a modified endowment contract for federal tax purposes. To achieve these purposes, the Death Benefit at all times shall be at least equal to the minimum necessary to maintain any such tax qualification. No provisions of this Rider are intended to reduce any protection provided by any of the Policy’s federal tax qualification provisions.
This Rider will terminate on the earliest of:

1.	Your Written Request;

2.	termination of the Policy; or

3.	Any of the following, if requested after the Exercise Effective Date:

a.	an increase in the Policy’s Face Amount;

b.	a change in the Death Benefit Option;

c.	any Distribution, whether taken as a withdrawal and/or a loan you request, or as a result of a Forced Distribution, that exceeds the Maximum Allowable Distribution;

d.	any transfer from the Fixed LT Account, if prior to such transfer a No-Lapse Credit has been made;

e.	addition of any Rider with Policy charges; or

f.	allocation of any portion of the Accumulated Value to an Investment Option other than a Fixed Option or an eligible Model.
Long Term Performance Rider
Improves long term performance by reducing monthly deductions from the Policy’s Accumulated Value. The Rider may be purchased at Policy issue for Insureds between Age 20 through 70. It is not available on a Policy where you select the Cash Value Accumulation Test, or an optional Accounting Benefit Rider or Termination Credit Rider.
If you believe you may surrender the Policy within the first 10 Policy Years, or that you will not make sufficient premium payments to meet the minimum premium requirement for this Rider and keep the reduced M&E Risk Face Amount charges in effect for the 10 full Policy Years, this Rider may not be beneficial for you.
This Rider provides reduced M&E Risk Face Amount charges (preferred charges) that are less than the M&E Risk Face Amount charges for a Policy without this Rider. The preferred charges apply to the initial Face Amount of your Policy and the initial Face Amount schedule of any additional coverage under an Annual Renewable Term Rider. Your Policy Specifications include M&E Risk face amount charges for your Policy and any Annual Renewable Term Rider. The guaranteed maximum preferred charges provided by this Long Term Performance Rider for your Policy and any Annual Renewable Term Rider are shown in the Rider specifications.
The Rider also increases the rates used to calculate your Policy’s surrender charge for the initial Face Amount, so that if you surrender your Policy, its surrender charge will be greater than that of a Policy without this Rider during the first 10 Policy Years. The surrender charge information in your Policy Specifications will reflect the rates used under this Rider.

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The preferred charges will apply to monthly deductions taken in the first Policy Year. Thereafter, to be eligible for the preferred charges, on each Policy Anniversary while the Rider is in effect your total premiums paid, less total withdrawals, must equal or exceed the Long Term Performance Rider minimum premium requirement (LTP premium requirement). The LTP premium requirement on each Policy Anniversary is equal to the Long Term Performance Rider minimum premium amount (LTP premium amount) multiplied by the number of Policy Years completed. The LTP premium amount is determined at Policy issue and is 90% of the guideline level premium or seven-pay premium, whichever is less. The LTP premium amount for your Policy is shown in the Policy Specifications pages, and does not change after Policy issue.
Thirty days prior to each Policy Anniversary while the Rider is in effect, we determine if you have paid sufficient premium, less total withdrawals, to continue receiving the preferred charges under the Rider. We will notify you of any additional premium necessary to continue the preferred charges. On each Policy Anniversary, if you meet the LTP premium requirement, we will use the preferred charges for the monthly deduction taken on the Policy Anniversary and each Monthly Payment Date during the following Policy Year. If you have not met the LTP premium requirement as of a Policy Anniversary, the monthly deduction on that Policy Anniversary and thereafter will be calculated using the M&E Risk Face Amount charges for your Policy, and any Annual Renewable Term Rider.
During a Policy Year where the LTP premium requirement is not met on the Policy Anniversary, we will check your Policy each month before taking the monthly deduction to see if you have paid additional premium. If you make a premium payment, and after such premium payment your total premiums paid, less total withdrawals, is sufficient to equal or exceed the LTP premium requirement calculated on the preceding Policy Anniversary, we will use the preferred charges in the monthly deduction calculation for the remainder of that Policy Year. The preferred charges will apply for the Monthly Payment Date on or following the date we receive the premium payment which meets the LTP premium requirement, and continue until the next Policy Anniversary. If the LTP premium requirement is not met during a Policy Year, eligibility for the preferred charges can still be reinstated at any time before the Rider expires by meeting the LTP premium requirement in a later year.
For example: For a Policy with an LTP premium amount of $1,000 to qualify for the preferred charges during the fifth Policy Year, total premiums paid, less any withdrawals, must equal or exceed $4,000 on the fourth Policy Anniversary ($1,000 × 4 Policy Years completed). If the total premiums paid less any withdrawals is less than $4,000 on the fourth Policy Anniversary, your monthly deduction on the Policy Anniversary will be calculated using the M&E Risk Face Amount charges for your Policy, and any Annual Renewable Term Rider, as shown in your Policy Specifications. If additional premium is paid after the fourth Policy Anniversary, but before the fifth Policy Anniversary, and the additional premium is sufficient to bring the total premiums paid less any withdrawals to an amount at least equal to $4,000 on a Monthly Payment Date, any remaining monthly deductions for the fifth Policy Year will be calculated with the preferred charges shown in the Rider specifications.
The increased surrender charge rates resulting from this Rider do not change for the duration of the Rider, even if the LTP premium requirement is not met.
You elect a Long Term Performance Rider Percentage (“LTP Percentage”) at the time you apply for the Rider. The LTP Percentage can be set from 1% to 100%, but the percentage for any Policy will never be set so that the M&E Risk Face Amount charge is less than $0. A Policy with a higher LTP Percentage will have a greater reduction in the M&E Risk Face Amount charge rates than an otherwise identical Policy with a lower LTP Percentage. It will also have a greater increase in the rates used to calculate the surrender charge. This means the Policy with a higher LTP Percentage will have a lower Cash Surrender Value if it is surrendered during the first 10 Policy Years. The LTP Percentage will be shown in your Policy Specifications, and the surrender charge shown in your Policy Specifications will reflect the changes made to the underlying rates by the LTP Percentage applied under this Rider.

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An example:
For a male non-smoker who is age 45 at Policy issue, and the Policy is issued with Guideline Premium Test and Death Benefit Option A:

	Monthly M&E Risk Face Amount	Maximum Surrender Charge per
LTP Percentage	Charge per $1,000 of Face Amount	$1,000 of Face Amount*

0% (Policy without Rider)	$0.36	$2.07
25%	$0.35	$5.01
50%	$0.34	$7.94
100%	$0.32	$13.80

* Surrender charge at the end of Policy Year 1.
There is no direct charge for this Rider other than through the increased surrender charge if the Policy is surrendered while the Rider is in effect.
The Rider is effective on the Policy Date and continues in effect until the tenth Policy Anniversary, at which time it expires. If the Policy lapses and is later reinstated, the Rider will also be reinstated. You cannot terminate this Rider.
Minimum Earnings Benefit Rider
Allows allocation to the Variable Investment Options while providing minimum earnings protection at Rider maturity. The Rider may be purchased at Policy issue for an Insured who is Age 60 or younger. The monthly charge for this Rider will be shown in your Policy Specifications.
To be eligible for this Rider, any amounts allocated to the Variable Investment Options must be allocated under an asset allocation model. This means you may not allocate among the Variable Investment Options at your discretion. Not all models we offer under any asset allocation program established and maintained by us may be eligible for use with this Rider. Currently, portfolio optimization Model E is not available for use with this Rider. You may also allocate Accumulated Value to the Fixed Account and/or Fixed LT Account.
This Rider provides that your Policy’s Accumulated Value will be equal to the greater of the Policy’s Accumulated Value immediately prior to Rider maturity or the Alternate Accumulated Value.
You elect a Rider Maturity Date when you apply for this Rider. Once selected, the Rider Maturity Date may not be changed. The Rider Maturity Date may be set from 10 to 20 years from the date of issue. The length of time before the Rider matures affects the Alternate Accumulated Value Monthly Factor and the Alternate Premium Load, both used in the calculation of the Alternate Accumulated Value and shown in your Policy Specifications. The Alternate Accumulated Value Monthly Factor will never be less than 1.00295. The Alternate Premium Load will never be greater than 25%.
The Alternate Accumulated Value is a calculated value reflecting a minimum level of earnings for the Policy. The Alternate Accumulated Value is initially zero and is calculated on each Monthly Payment Date, including the Policy Date. The Alternate Accumulated Value calculated on any Monthly Payment Date is equal to:

•	the Alternate Accumulated Value immediately prior to the calculation,

•	increased by any premiums paid since the prior Monthly Payment Date, less the Alternate Premium Load,

•	reduced by the Policy’s actual monthly deduction on the Monthly Payment Date and any other Policy charges since the prior Monthly Payment Date, and

•	reduced by any withdrawals that have been taken since the prior Monthly Payment Date,

•	with the result multiplied by the Alternate Accumulated Value Monthly Factor.

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If your Policy’s Alternate Accumulated Value is greater than your Policy’s Accumulated Value and you take a loan or withdrawal, we reserve the right to reduce the Alternate Accumulated Value so that the Alternate Accumulated Value is reduced in the same proportion as the Policy’s Accumulated Value as a result of such loan or withdrawal.
An example
For a Policy with:

•	An Accumulated Value of $100,000

•	An Alternate Accumulated Value of $120,000

If you request a withdrawal of $10,000, the Accumulated Value following the withdrawal will be $90,000 ($100,000 - $10,000), which is a reduction of 10%. We will then reduce the Alternate Accumulated Value to $108,000 ($120,000 - 10% = $120,000 - $12,000 = $108,000).
While this Rider is in effect, the Policy will not enter the grace period as long as either the Policy’s Accumulated Value or the Alternate Accumulated Value, each less any Policy Debt, is sufficient to cover the monthly deduction due on a Monthly Payment Date.
There is a minimum premium requirement to keep this Rider in effect. The Minimum Premium Requirement to keep this Rider in effect, and the Minimum Premium Date by which premiums paid must equal or exceed the Minimum Premium Requirement, will be shown on your Policy Specifications. The Minimum Premium Requirement will never exceed 450% of your Policy’s guideline level premiums at Policy issue, and must be paid by the end of the ninth Policy Year. If you do not pay enough premium by the Minimum Premium Date to satisfy the Minimum Premium Requirement, we will send you a rider grace period notice stating the amount of additional premium you must pay to keep the Rider in effect and the date, not less than 31 days (61 days if you signed your application in Nebraska or North Carolina) after our mailing of the notice, by which we must receive such additional premium. If we have not received the additional premium by that date, this Rider will terminate and no further benefits will be provided by the Rider.
On the Rider Maturity Date, we will set the Policy’s Accumulated Value to be equal to the Alternate Accumulated Value, if the latter is larger, and the Rider will terminate unless you elect to renew it. Before the Rider Maturity Date, the Alternate Accumulated Value has no effect on the Policy’s Accumulated Value and provides no minimum earnings. This Rider provides no guarantee of any particular interest rate or dollar amount. The Alternate Accumulated Value may be less than the Policy’s Accumulated Value and may be less than the total premium paid.
You may elect to renew the Rider at Rider maturity. If you renew the Rider, you will elect a new Rider Maturity Date based on the options available at the time you renew, and we will send you a supplemental schedule of coverage which will show the specifications for the renewed Rider. The Rider specifications, including the Rider charge and alternate premium load, may differ after renewal of the Rider. To renew this Rider, we must receive your Written Request to renew at least 30 days prior to the Rider Maturity Date.
If you renew this Rider, the initial Alternate Accumulated Value will be equal to the Policy’s Accumulated Value after any increase on the prior Rider Maturity Date, multiplied by the result of 1 minus the alternate premium load shown on the supplemental schedule of coverage for the renewed Rider. All provisions of the Rider will continue after renewal, but based on the supplemental schedule of coverage for the renewed Rider.
This Rider is effective on the Policy Date unless otherwise stated. It will end upon the earliest of your Written Request, termination of the Policy, if any portion of the Accumulated Value is allocated to an Investment Option other than a Fixed Option or an asset allocation model eligible for use under this Rider, at the end of the Rider grace period if you have not paid sufficient premium to keep the Rider in effect, or the Rider Maturity Date if you do not elect to renew this Rider. If your Policy lapses and you reinstate the Policy, we will not reinstate the Rider, except if you signed your application in North Carolina.

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No Lapse Guarantee Rider
May continue your Policy, and any Riders attached to it if they would continue according to their terms, if it would otherwise lapse. The Rider is available at Policy issue for Insureds Age 79 and younger if you choose either Death Benefit Option A or Option B when applying for your Policy. The guaranteed monthly cost of insurance charges will be shown in your Policy Specifications.
The No Lapse Guarantee Rider is issued with a guarantee period based on the Age of the Insured. The guarantee period will be at least five years, and never more than 20 years. The guarantee period of your No Lapse Guarantee Rider is listed on your Policy Specifications.
The No Lapse Premium is an amount used during the guarantee period to determine the No Lapse Credit. The no lapse premium is shown on your Policy Specification as the Annual No Lapse Premium. The Rider is designed to remain in effect through the guarantee period if you pay at least one twelfth of this amount at the beginning of each Policy month, take no loans or withdrawals, and make no changes, scheduled or unscheduled, to your Policy coverage. However, the Rider may remain in effect even if premium payments are made in different patterns, if you take Policy loans or withdrawals, or there are changes in coverage amounts. Any change in Face Amount or coverage may cause a change in the No Lapse Premium, in which case we will inform you of the new No Lapse Premium.
The No Lapse Credit is a value used to determine if the Rider is in effect. It is calculated at the beginning of each Policy month during the guarantee period. The No Lapse Credit as of the Policy Date is equal to the premium paid less one-twelfth of the initial No Lapse Premium. On any other Monthly Payment Date, the No Lapse Credit is equal to:

•	the No Lapse Credit as of the prior Monthly Payment Date multiplied by (1 + i) where i equals 0.327374% if the No Lapse Credit is negative, otherwise it equals the rate shown in the Policy Specifications;
•	plus the premiums received since the prior Monthly Payment Date;
•	less withdrawals taken since the prior Monthly Payment Date; and
•	less one-twelfth of the then current No Lapse Premium.
For example, for a Policy with a No Lapse Premium of $838.61, a No Lapse Credit of $1,000.00 on the prior Monthly Payment Date and a monthly interest rate of 0.0% for accumulation of the No Lapse Credit if the No Lapse Credit is positive, where a withdrawal of $500.00 has been taken since the prior Monthly Payment Date and a premium payment of $100.00 was made on the current Monthly Payment Date, the No Lapse Credit on the current Monthly Payment Date will be $530.12.
If the No Lapse Credit less Policy Debt is equal to or greater than zero, the Rider is in effect. If the Rider has become ineffective because the No Lapse Credit is less than the Policy Debt, you may reinstate the benefit by paying sufficient premium or by repaying a sufficient portion of the loan balance. The premium payment or loan repayment necessary to reinstate the benefit is equal to the amount that would make the No Lapse Credit equal to the Policy Debt.
If your Policy does not have enough Accumulated Value, after subtracting any Policy Debt, to cover your monthly deduction on the Monthly Payment Date, and the Rider is in effect, your Policy will not enter the grace period, and will not lapse. Your Policy and all other Riders attached to your Policy will continue in effect under their terms during the guarantee period as long as the conditions for the Rider to be in effect are met.
When your Policy continues under the Rider, monthly deductions for your Policy will be accumulated as the Monthly Deductions Deficit. No interest is charged on this amount. Additional Net Premium, or loan repayment amounts, will first be used to reduce the amount of your Monthly Deductions Deficit. Once the amount of the Monthly Deductions Deficit has been repaid, any additional new Net Premium or loan repayment amounts will be allocated to the Investment Options according to your most recent instructions.
If your Policy is continued under the Rider at the time the guarantee period ends, you will need to pay sufficient additional premium or make a loan repayment to bring the Monthly Deductions Deficit to zero and cover any future monthly deductions from your Policy, or your Policy will lapse.

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Waiver of Charges Rider
Waives any monthly cost of insurance charges, administrative charges and M&E Risk Face Amount charges for the Policy, and any monthly cost of any Rider benefits which fall due while the Insured is totally disabled, under the provisions of the Rider. We will not waive any charges that are due more than one year before we receive proof of total disability, or which fall due before the Insured’s Age 5. The monthly charge for the Rider appears in your Policy Specifications.
The Rider is available for Insureds Age 55 or younger who are not in a substandard Risk Class. You may purchase the Rider at Policy issue or any time while the Policy is In Force. If you request to purchase the Rider after your Policy is issued, we may charge you an underwriting service fee of $100 at the time of your request. If regular evidence of insurability for new life insurance is being submitted, no additional evidence of insurability for a Waiver of Charges Rider is usually needed. If you apply for an increase in Face Amount under an insurability option or conversion option, and if the Waiver of Charges Rider was included in the original coverage, the evidence needed to include the Waiver of Charges Rider on the new insurance is a statement that the Insured is not totally disabled. Except as stated above, satisfactory evidence of insurability is required.
This Rider is not available if you select a Disability Benefit Rider.
The Rider will terminate (without affecting any claim for disability occurring before such termination) on the earliest of your Written Request, on lapse or termination of this Policy, or when the Insured reaches Age 60.
PREMIUM LIMITATIONS
Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.
Guideline Premium Limit
If you’ve chosen the Guideline Premium Test as your Death Benefit Qualification Test, the total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.
We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you’ve exceeded your Guideline Premium Limit, we may remove all or part of a premium you’ve paid from your Policy as of the day we applied it, and return it to you. We’ll adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.
Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.
Modified Endowment Contract
A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You’ll find a detailed discussion of Modified Endowment Contracts in Variable Life Insurance and Your Taxes in the prospectus.
Unless you’ve told us in writing that you want your Policy to become a Modified Endowment Contract, we’ll remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We’ll also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If

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we receive such a premium within 20 days before your Policy Anniversary, we’ll hold it and apply it to your Policy on the Policy Anniversary.
In both of these situations, if we remove an excess premium from your Policy, we’ll return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we’re returning to you.
If we do not return the premium amount to you within that time, we’ll increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it’s always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we’ll adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.
Increasing the Net Amount At Risk
An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the Insured.
TRANSFER SERVICES
You may only participate in one transfer service at any time.
Dollar Cost Averaging
Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	You must have at least $5,000 in a Variable Investment Option to start the service.
•	We’ll automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you’ve selected.
•	We’ll process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen. We will not make the first transfer until after the Free Look Transfer Date in states that require us to return your premiums if you exercise your Free Look Right.
•	We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.
•	We have the right to discontinue, modify or suspend the service at any time.
•	We’ll keep making transfers at the intervals you’ve chosen until one of the following happens:

•	the total amount you’ve asked us to transfer has been transferred
•	there is no more Accumulated Value in the Investment Option you’re transferring from
•	your Policy enters the grace period and is in danger of lapsing
•	we receive your Written Request to cancel the service
•	we discontinue the service.

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Portfolio Rebalancing
The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You enroll in the service by sending us a Written Request or a completed Automatic Rebalancing Form. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

•	Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you chose.

•	We will not make the first transfer until after the Free Look Transfer Date, if your Policy was issued in a state that requires us to return your premiums if you exercise your Free Look Right.

•	If you cancel this service, you must wait 30 days to begin it again.
•	We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.
•	We can discontinue, suspend or change the service at any time.
First Year Transfer
Our first year transfer service allows you to make monthly transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first 12 Policy months from the date your initial premium is applied to your Policy. Here’s how the service works:

•	You enroll in the service when you apply for your Policy and include specific details on your application.
•	You choose a regular amount to be transferred every month for 12 months.

•	Transfers under the first year transfer service take place on your Policy’s Monthly Payment Date, starting on the first Monthly Payment Date following the Free Look Transfer Date.

•	If you sign up for this service, we’ll waive the usual transfer limit for the Fixed Account during the first 12 Policy months from the date your initial premium is applied to your Policy.

•	If we make the last transfer during the second Policy Year, we will not count it toward the usual one transfer per year limit for the Fixed Account.
•	If the Accumulated Value in the Fixed Account is less than the amount to be transferred, we’ll transfer the balance and then cancel the service.

•	If there is Accumulated Value remaining in the Fixed Account at the end of the service, the transfer limitations for the Fixed Account will apply.

•	We do not charge for the first year transfer service, and we do not currently charge for transfers made under this service.
WITHDRAWAL FEATURES
Automated Income Option
Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here’s how the program works:

•	You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.

•	You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.

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•	You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.
•	If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.

•	The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.
Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.
We will complete an AIO agreement form, and send it and the Illustration to your registered representative for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.
Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.
Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.
The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

•	If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.
•	If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.
After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.
We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.
Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.
You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

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MORE ON POLICY CHARGES
How We Calculate the Surrender Charge
If you surrender your Policy, a surrender charge may be assessed against your Policy’s Accumulated Value. It is based on the Age and Risk Class of the Insured, as well as the Death Benefit Option you choose, for each $1,000 of Coverage Segment on the date the Coverage Segment is effective.
The amount of the surrender charge does not change during the first Policy month. We reduce the charge by 0.8403% each month until it reaches zero at the end of 10 Policy Years.
The most we will assess on any surrendered Coverage Segment is $10.59 per $1,000 of Face Amount.
Please refer to your Policy and any supplemental schedule of benefits for your Policy’s surrender charge.
An example
For a Policy:

•	that insures a male non-smoker who is Age 45 when the Policy is issued
•	with an initial Face Amount of $350,000

For Death Benefit Option A
	and Option C,	For Death Benefit Option B,
	the surrender charge is:	the surrender charge is:

At issue	$724.50 (($350,000 ÷ $1,000) × 2.07)	$2,236.50 (($350,000 ÷ $1,000) × 6.39)
End of seventh Policy Year	$219.19 ($724.50 - ($724.50 × .8403% × 83 months))	$676.66 ($2,236.50 - ($2,236.50 × .8403% × 83 months))

Underwriting Methods and Nonstandard Ratings
We normally use the medical or paramedical method to assign underwriting or insurance Risk Classes, which may require a medical examination. We offer two additional forms of underwriting for executive and employee groups that meet specified multi-life guidelines.
Guaranteed issue may be available where an employer-employee relationship exists and where at least 10 lives will be insured. To be eligible, prospective Insureds must be employed in an occupation or industry we consider an acceptable risk, must be full time employees or executives, and must be actively at work on a continuous basis during the 3-month period preceding application for insurance. Maximum Age for an Insured at Policy issue is usually 65, but may be increased to Age 70 if representing less than 5% of the group of Insureds. Cost of insurance rates distinguish between executive only groups and all-employee groups, instead of on individual underwriting information.
Simplified issue may be offered where the group does not qualify for guaranteed issue. Simplified issue is a process of limited underwriting using a short form application that includes health and avocation questions to be completed by each prospective Insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination. Simplified issue is available to executives only, under similar criteria as guaranteed issue, except for lower participation levels and generally higher death benefits permitted per life. Cost of insurance rates are based on both individual underwriting information and executive class experience.
The current cost of insurance rates are generally higher for Policies issued under the guaranteed issue or simplified issue underwriting methods than for Policies issued under the fully underwritten medical or paramedical underwriting method. Guaranteed cost of insurance charges are not affected.
The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary

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Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the Age, gender and Risk Class of the Insured unless unisex rates are required.
Ask your registered representative for more detailed information regarding the minimum Face Amount and other requirements for these underwriting methods.
If we determine from the application for insurance, or any later evidence of insurability, that the Insured presents a risk not accounted for by our standard Risk Classes, typically due to medical history, profession or hobby, we may still issue a Coverage Segment with higher or additional charges, referred to as a nonstandard rating. Most insurance companies have a similar process. The Policy charges may be multiplied by a nonstandard table factor. In certain cases, there may be an additional flat-rate charge for a period specified at the time the Coverage Segment is issued. If we determine that a nonstandard rating applies to your Coverage Segment, you will be notified of the applicable charges, inclusive of any additional rate or charge, at the time the Coverage Segment is issued.
Ask your registered representative for more detailed information regarding nonstandard ratings that may apply to your Policy due to medical history, profession or hobby.
Increases in Face Amount
Net Premiums you pay are allocated to the Accumulated Value in your base Policy and any charges, withdrawals and distributions are subtracted from that Accumulated Value. If you elect Death Benefit Option C, your Death Benefit on the base Policy is your base Policy’s Face Amount plus any premium payments you make and less any withdrawals and distributions.
If you increase the Face Amount of your base Policy, add an Annual Renewable Term Rider and/or Accounting Benefit Rider, and/or increase the Face Amount of such a Rider, we do not change the above allocations. Instead, to determine the cost of insurance charge on each Coverage Segment, as described in the prospectus under Your Policy’s Accumulated Value, we discount the total Death Benefit for all Coverage Segments that would have been payable at the beginning of the Policy month and subtract the Accumulated Value in the base Policy at the beginning of the month before the monthly charge is due to determine the total discounted Net Amount At Risk for all Coverage Segments. We then prorate the Net Amount At Risk for each Coverage Segment in the same proportion that the Face Amount of each Coverage Segment bears to the total Face Amount for all Coverage Segments. The discounted Net Amount At Risk for each Coverage Segment is multiplied by the current COI rate for that Coverage Segment.
MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES
This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.
We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.
We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section Variable Life Insurance and Your Taxes or tax consequences that relate directly or indirectly to life insurance policies.

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Mortality and Expense Charges
The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.
The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.
Investor Control
For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.
The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.
With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.
The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the contract owner.
Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.
Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other variable contracts. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

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Comparison to Taxable Investments
With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain “qualifying dividends” on corporate stock. These rate reductions do not apply to corporate taxpayers. A taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.
These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock has been reduced.
MORE ON PACIFIC LIFE AND THE POLICIES
How We’re Organized
Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.
Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.
Distribution Arrangements
Pacific Select Distributors, Inc. (PSD), our subsidiary, acts as the distributor of the Policies and offers the Policies on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Policies. The aggregate amount of underwriting commissions paid to PSD with regard to this Policy in 2007, 2006 and 2005 was $8,035,753.68, $242,059.74 and $0 respectively, of which $0 was retained.
PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, and in some cases commissions on premiums paid up to the first target premium may be up to 95%, but the most common schedule of commissions we pay is:

•	95% of premiums paid up to the first target premium
•	14% of premiums paid up to the second target premium
•	6% of the premiums paid under targets 3-10
•	3% of premiums paid in excess of the 10th target premium.
A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insureds on the Policy Date, and the gender (unless unisex rates are required) and Risk Class of the Insureds. A Policy’s target premium will usually be less than, but generally does not exceed 105% of, the Policy’s guideline level premiums. Before you buy a Policy, you can ask

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us or your registered representative for a personalized Illustration that shows you the guideline single premium and guideline level premiums.
Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your registered representative and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.
PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.20% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.
In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The additional cash compensation based on premium payments generally does not exceed 10% of first target premium and 1% of premiums paid thereafter. Such additional compensation may give Pacific Life greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.
As of December 31, 2007, the following firms have arrangements in effect with PSD pursuant to which the firm is entitled to receive a revenue sharing payment: American International Group, Advantage Capital Corporation, American General Securities Inc., Axa Advisors LLC, Associated Securities, Benefit Funding Services, Commonwealth Financial Network, First Heartland Securities, First Financial Planners Securities, Financial Network Investment Corp., Financial Service Corp., Geneos Wealth Management, Linsco Private Ledger, Metropolitan Life, M Financial Holdings Inc., Multi Financial, Mutual Service Corp., Mutual Service Corp. of Texas, National Planning Corp., National Financial Partners & National Financial Partners Insurance Services Inc., Ogilvie Securities, Quantum Alliance Financial Corp., Raymond James & Assoc., Raymond James Financial Services, Inc., Royal Alliance, Securities America, Sentra Securities, Sunamerica Securities, United Planners, Walnut Street Securities, Waterstone Financial Group, Inc., and World Group Securities.
We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.
All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy over other investment options. You may ask your registered representative about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.
Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and

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spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.
The Separate Account
The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors, and is now governed by the laws of the State of Nebraska as a result of Pacific Life’s redomestication to Nebraska on September 1, 2005. It’s registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.
The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.
Performance
Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.
Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.
Performance information is no guarantee of how a portfolio or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.
We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.
We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a portfolio has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the portfolio from the day the portfolio started operating.
Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.
Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.
We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

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In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria
•	the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration
•	various indices that are unmanaged.
Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.
Yields
The yield or total return of any Variable Account or portfolio does not reflect the deduction of Policy charges.
Money Market Variable Account
The “yield” (also called “current yield”) of the Money Market Variable Account is computed in accordance with a standard method prescribed by the SEC. The net change in the Variable Account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market Variable Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.
The formula for effective yield is: [(Base Period Return + 1)(To the power of 365/7)] - 1.
Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market portfolio are not included in the yield calculation.
Other Variable Accounts
“Yield” of the other Variable Accounts is computed in accordance with a different standard method prescribed by the SEC. For each Variable Account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:	a	=	net investment income earned during the period by the underlying portfolio of the Variable Account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.
The Variable Accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the Fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the Variable Account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will

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fluctuate, it may not provide a basis for comparing the yield of a Variable Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.
Money Market portfolio
Current yield for the Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Money Market portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield: [(Base Period Return + 1)(To the power of 365/7)] - 1.
Other portfolios
Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:	a	=	dividends and interest earned during the period,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per share on the last day of the period.
Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.
Financial Statements
The next several pages contain the statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2007, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented.
These are followed by the consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2007 and 2006 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007, which are included in this SAI so you can assess our ability to meet our obligations under the Policies.
Experts
The consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2007 and 2006 and the related consolidated statements of operations, stockholder’s equity and

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cash flows for each of the three years in the period ended December 31, 2007 as well as the statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2007, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented as included in this SAI have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, independent auditors and independent registered public accounting firm, respectively, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors
Pacific Life Insurance Company:
     We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Pacific Select Exec Separate Account (the “Separate Account”) comprised of Small-Cap Growth (formerly Fasciano Small Equity), International Value, International Small-Cap, Equity Index, Small-Cap Index, Diversified Research, Equity, American Funds® Growth-Income, American Funds Growth, Large-Cap Value, Technology, Short Duration Bond, Floating Rate Loan, Diversified Bond, Growth LT, Focused 30, Health Sciences, Mid-Cap Value, Large-Cap Growth, International Large-Cap, Small-Cap Value, Multi-Strategy, Main Street® Core, Emerging Markets, Managed Bond, Inflation Managed, Money Market, High Yield Bond, Comstock, Mid-Cap Growth, Real Estate, Small-Cap Equity (formerly VN Small-Cap Value), Variable Account I, Variable Account II, Variable Account III, Variable Account V, BlackRock Basic Value V.I. Class III, BlackRock Global Allocation V.I. Class III, Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, International Growth Service Class, Risk-Managed Core Service Class, Mid Cap Growth Service Class, US Strategic Equity, Legg Mason Partners Variable Aggressive Growth — Class II, Legg Mason Partners Variable Mid Cap Core — Class II, MFS New Discovery Series Service Class, MFS Utilities Series Service Class, OpCap Small Cap, T. Rowe Price Blue Chip Growth — II, T. Rowe Price Equity Income — II, Van Eck Worldwide Hard Assets, ETF 2010, ETF 2015, ETF 2020, ETF 2025, ETF 2030, and ETF 2040+ Variable Accounts (collectively, the “Variable Accounts”) as of December 31, 2007, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2007, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Costa Mesa, California
February 29, 2008

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Pacific Select Fund
Small-Cap Growth (1)	Small-Cap Growth (1)	3,802,572	$37,800,821	$50,586,558
International Value	International Value	16,681,167	244,194,753	305,888,298
International Small-Cap	International Small-Cap	2,229,716	23,652,315	23,781,568
Equity Index	Equity Index	16,401,630	458,033,998	551,923,748
Small-Cap Index	Small-Cap Index	19,660,996	261,306,317	268,559,695
Diversified Research	Diversified Research	5,273,696	62,898,189	71,202,853
Equity	Equity	2,227,294	43,020,572	49,367,159
American Funds® Growth-Income	American Funds Growth-Income	5,539,751	67,848,429	69,083,376
American Funds Growth	American Funds Growth	4,391,530	59,658,396	63,232,702
Large-Cap Value	Large-Cap Value	11,166,387	142,421,311	158,713,982
Technology	Technology	2,960,794	19,195,983	22,697,331
Short Duration Bond	Short Duration Bond	4,745,145	45,995,883	45,784,332
Floating Rate Loan (2)	Floating Rate Loan	1,004,302	9,836,961	9,449,518
Diversified Bond	Diversified Bond	2,909,446	29,318,233	28,436,884
Growth LT	Growth LT	12,028,286	224,154,389	313,824,405
Focused 30	Focused 30	3,140,267	37,139,122	50,627,705
Health Sciences	Health Sciences	1,929,921	20,323,865	23,304,452
Mid-Cap Value	Mid-Cap Value	11,875,687	203,824,105	203,798,241
Large-Cap Growth	Large-Cap Growth	6,708,218	51,898,677	62,931,636
International Large-Cap	International Large-Cap	20,292,723	174,115,703	192,663,438
Small-Cap Value	Small-Cap Value	4,229,679	63,283,027	60,911,376
Multi-Strategy	Multi-Strategy	5,509,108	84,013,831	98,642,992
Main Street® Core	Main Street Core	6,870,045	131,751,325	171,459,391
Emerging Markets	Emerging Markets	8,480,767	135,142,425	177,769,592
Managed Bond	Managed Bond	36,504,170	406,507,591	413,635,176
Inflation Managed	Inflation Managed	15,529,645	181,379,579	176,308,963
Money Market	Money Market	23,101,077	233,164,222	232,852,644
High Yield Bond	High Yield Bond	11,678,057	79,763,491	76,816,611
Comstock	Comstock	8,156,511	86,248,219	83,377,630
Mid-Cap Growth	Mid-Cap Growth	6,649,902	59,827,066	70,025,262
Real Estate	Real Estate	4,216,491	89,893,173	91,656,834
Small-Cap Equity (3)	Small-Cap Equity (3)	892,493	11,205,089	11,413,844

	M Fund, Inc.
I	Brandes International Equity	6,431,559	118,383,689	118,662,256
II	Turner Core Growth	1,978,806	31,892,958	38,626,284
III	Frontier Capital Appreciation	2,048,766	51,868,688	50,686,469
V	Business Opportunity Value	2,023,916	25,022,060	24,509,619

	BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Class III	BlackRock Basic Value V.I. Class III	363,849	5,898,188	5,021,116
BlackRock Global Allocation V.I. Class III	BlackRock Global Allocation V.I. Class III	810,985	11,616,998	11,783,610

	Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Service Class 2	Fidelity VIP Contrafund® Service Class 2	2,075,247	64,322,234	56,986,283
Fidelity VIP Freedom Income Service Class 2 (2)	Fidelity VIP Freedom Income Service Class 2	1,063	11,997	11,458
Fidelity VIP Freedom 2010 Service Class 2 (2)	Fidelity VIP Freedom 2010 Service Class 2	7,053	87,532	84,073
Fidelity VIP Freedom 2015 Service Class 2 (2)	Fidelity VIP Freedom 2015 Service Class 2	27,534	350,531	337,562
Fidelity VIP Freedom 2020 Service Class 2 (2)	Fidelity VIP Freedom 2020 Service Class 2	7,447	96,093	93,827
Fidelity VIP Freedom 2025 Service Class 2 (2)	Fidelity VIP Freedom 2025 Service Class 2	190,373	2,505,580	2,413,927
Fidelity VIP Freedom 2030 Service Class 2 (2)	Fidelity VIP Freedom 2030 Service Class 2	10,495	145,243	136,332
Fidelity VIP Growth Service Class 2	Fidelity VIP Growth Service Class 2	79,647	3,219,671	3,556,222
Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Mid Cap Service Class 2	882,433	29,429,163	31,441,082
Fidelity VIP Value Strategies Service Class 2	Fidelity VIP Value Strategies Service Class 2	340,527	4,658,964	4,297,447

	Janus Aspen Series
International Growth Service Class (2)	Janus Aspen International Growth Service Class	160,802	9,906,585	10,373,346
Risk-Managed Core Service Class (2)	Janus Aspen INTECH Risk-Managed Core Service Class	11,878	158,883	157,855
Mid Cap Growth Service Class (2)	Janus Aspen Mid Cap Growth Service Class	23,483	873,878	914,666

	Lazard Retirement Series, Inc.
US Strategic Equity (2)	Lazard Retirement U.S. Strategic Equity	3,214	37,081	32,685

	Legg Mason Partners Variable Equity Trust
Legg Mason Partners Variable Aggressive Growth — Class II (2)	Legg Mason Partners Variable Aggressive Growth — Class II	4,856	81,226	79,104
Legg Mason Partners Variable Mid Cap Core — Class II (2)	Legg Mason Partners Variable Mid Cap Core — Class II	9,885	150,199	122,772

	MFS® Variable Insurance Trust
MFS New Discovery Series Service Class (2)	MFS New Discovery Series Service Class	13,113	216,914	213,868
MFS Utilities Series Service Class (2)	MFS Utilities Series Service Class	420,309	13,993,376	14,336,747

See Notes to Financial Statements	See explanation of references on SA-3

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 2007

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Premier VIT
OpCap Small Cap (2)	OpCap Small Cap	4,800	$146,162	$140,107
	T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth — II	T. Rowe Price Blue Chip Growth — II	466,812	5,254,105	5,461,695
T. Rowe Price Equity Income — II	T. Rowe Price Equity Income — II	1,213,561	30,218,554	28,700,719
	Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets	Worldwide Hard Assets	1,530,013	48,087,787	63,021,216
	XTF Advisors Trust
ETF 2010 (2)	ETF 2010	7,562	75,367	74,938
ETF 2015 (2)	ETF 2015	8,589	88,091	85,629
ETF 2020 (2)	ETF 2020	35,447	354,910	350,566
ETF 2025 (2)	ETF 2025	34,604	343,796	345,351
ETF 2030 (2)	ETF 2030	57,090	581,783	561,770
ETF 2040+ (2)	ETF 2040+	29,044	285,864	282,885

(1)	Formerly named Fasciano Small Equity Variable Account and Fasciano Small Equity Portfolio.

(2)	Operations commenced during 2007 (See Note 1 to Financial Statements).

(3)	Formerly named VN Small-Cap Value Variable Account and VN Small-Cap Value Portfolio.

     American Funds is a registered trademark of American Funds Distributors, Inc., Main Street is a registered trademark of OppenheimerFunds, Inc., Fidelity and Contrafund are registered trademarks of FMR Corp., and MFS is a registered trademark of MFS Fund Distributors, Inc.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	Variable Accounts
	Small-Cap	International	International	Equity	Small-Cap	Diversified
	Growth (1)	Value	Small-Cap	Index	Index	Research	Equity

ASSETS
Investments in portfolios, at value	$50,586,558	$305,888,298	$23,781,568	$551,923,748	$268,559,695	$71,202,853	$49,367,159
Receivables:
Due from Pacific Life Insurance Company	50,734	123,590	53,062	271,352	242,726	99,269	54,685

Total Assets	50,637,292	306,011,888	23,834,630	552,195,100	268,802,421	71,302,122	49,421,844

LIABILITIES
Payables:
Fund shares purchased	50,719	123,549	53,054	271,325	242,726	99,256	54,685
Other	—	—	—	—	71	—	11

Total Liabilities	50,719	123,549	53,054	271,325	242,797	99,256	54,696

NET ASSETS	$50,586,573	$305,888,339	$23,781,576	$551,923,775	$268,559,624	$71,202,866	$49,367,148

Units Outstanding	3,236,389	8,793,719	2,202,534	9,701,628	14,234,769	4,824,065	3,445,626

Accumulation Unit Value	$15.63	$34.78	$10.80	$56.89	$18.87	$14.76	$14.33

Cost of Investments	$37,800,821	$244,194,753	$23,652,315	$458,033,998	$261,306,317	$62,898,189	$43,020,572

	American Funds	American Funds	Large-Cap		Short Duration	Floating	Diversified
	Growth-Income	Growth	Value	Technology	Bond	Rate Loan	Bond

ASSETS
Investments in portfolios, at value	$69,083,376	$63,232,702	$158,713,982	$22,697,331	$45,784,332	$9,449,518	$28,436,884
Receivables:
Due from Pacific Life Insurance Company	148,761	108,127	215,389	27,329	50,544	43,913	88,476

Total Assets	69,232,137	63,340,829	158,929,371	22,724,660	45,834,876	9,493,431	28,525,360

LIABILITIES
Payables:
Fund shares purchased	148,761	108,127	215,222	27,329	50,542	43,913	88,466
Other	3,004	74	—	14	—	—	—

Total Liabilities	151,765	108,201	215,222	27,343	50,542	43,913	88,466

NET ASSETS	$69,080,372	$63,232,628	$158,714,149	$22,697,317	$45,784,334	$9,449,518	$28,436,894

Units Outstanding	5,233,800	4,288,451	9,143,314	2,811,966	4,049,884	962,991	2,668,272

Accumulation Unit Value	$13.20	$14.74	$17.36	$8.07	$11.31	$9.81	$10.66

Cost of Investments	$67,848,429	$59,658,396	$142,421,311	$19,195,983	$45,995,883	$9,836,961	$29,318,233

	Growth	Focused	Health	Mid-Cap	Large-Cap	International	Small-Cap
	LT	30	Sciences	Value	Growth	Large-Cap	Value

ASSETS
Investments in portfolios, at value	$313,824,405	$50,627,705	$23,304,452	$203,798,241	$62,931,636	$192,663,438	$60,911,376
Receivables:
Due from Pacific Life Insurance Company	198,018	203,430	8	500,709	50,139	154,548	8
Fund shares redeemed	—	—	34,120	—	—	—	165,152

Total Assets	314,022,423	50,831,135	23,338,580	204,298,950	62,981,775	192,817,986	61,076,536

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	34,120	—	—	—	165,152
Fund shares purchased	197,986	203,417	—	500,709	50,085	154,548	—
Other	—	—	—	35	—	110	—

Total Liabilities	197,986	203,417	34,120	500,744	50,085	154,658	165,152

NET ASSETS	$313,824,437	$50,627,718	$23,304,460	$203,798,206	$62,931,690	$192,663,328	$60,911,384

Units Outstanding	6,242,947	3,080,715	1,525,560	8,230,390	6,937,338	15,067,071	2,748,103

Accumulation Unit Value	$50.27	$16.43	$15.28	$24.76	$9.07	$12.79	$22.16

Cost of Investments	$224,154,389	$37,139,122	$20,323,865	$203,824,105	$51,898,677	$174,115,703	$63,283,027

(1)	Formerly named Fasciano Small Equity Variable Account.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2007

	Variable Accounts
	Multi-	Main Street	Emerging	Managed	Inflation	Money	High Yield
	Strategy	Core	Markets	Bond	Managed	Market	Bond

ASSETS
Investments in portfolios, at value	$98,642,992	$171,459,391	$177,769,592	$413,635,176	$176,308,963	$232,852,644	$76,816,611
Receivables:
Due from Pacific Life Insurance Company	17	15	—	30,339	54,464	4,492,892	61,544
Fund shares redeemed	13,990	105,514	72,613	—	—	—	—

Total Assets	98,656,999	171,564,920	177,842,205	413,665,515	176,363,427	237,345,536	76,878,155

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	13,990	105,514	72,613	—	—	—	—
Fund shares purchased	—	—	—	30,286	54,464	4,492,892	61,541
Other	—	—	101	—	54	15	—

Total Liabilities	13,990	105,514	72,714	30,286	54,518	4,492,907	61,541

NET ASSETS	$98,643,009	$171,459,406	$177,769,491	$413,635,229	$176,308,909	$232,852,629	$76,816,614

Units Outstanding	1,891,715	3,102,111	5,417,715	9,776,620	4,204,544	10,196,175	1,924,183

Accumulation Unit Value	$52.14	$55.27	$32.81	$42.31	$41.93	$22.84	$39.92

Cost of Investments	$84,013,831	$131,751,325	$135,142,425	$406,507,591	$181,379,579	$233,164,222	$79,763,491

		Mid-Cap	Real	Small-Cap
	Comstock	Growth	Estate	Equity(1)	I	II	III

ASSETS
Investments in portfolios, at value	$83,377,630	$70,025,262	$91,656,834	$11,413,844	$118,662,256	$38,626,284	$50,686,469
Receivables:
Due from Pacific Life Insurance Company	168,401	93,155	273,317	16,260	47,874	2,923	46,889

Total Assets	83,546,031	70,118,417	91,930,151	11,430,104	118,710,130	38,629,207	50,733,358

LIABILITIES
Payables:
Fund shares purchased	168,368	93,155	273,303	16,258	47,874	2,920	46,889
Other	—	26	—	—	2	—	—

Total Liabilities	168,368	93,181	273,303	16,258	47,876	2,920	46,889

NET ASSETS	$83,377,663	$70,025,236	$91,656,848	$11,413,846	$118,662,254	$38,626,287	$50,686,469

Units Outstanding	6,703,119	6,666,596	2,496,462	785,370	3,147,799	1,388,785	1,330,308

Accumulation Unit Value	$12.44	$10.50	$36.71	$14.53	$37.70	$27.81	$38.10

Cost of Investments	$86,248,219	$59,827,066	$89,893,173	$11,205,089	$118,383,689	$31,892,958	$51,868,688

		BlackRock	BlackRock	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
		Basic Value	Global Allocation	Contrafund®	Freedom Income	Freedom 2010	Freedom 2015
	V	V.I. Class III	V.I. Class III	Service Class 2	Service Class 2	Service Class 2	Service Class 2

ASSETS
Investments in portfolios, at value	$24,509,619	$5,021,116	$11,783,610	$56,986,283	$11,458	$84,073	$337,562
Receivables:
Due from Pacific Life Insurance Company	19,969	—	56,742	208,832	—	—	—
Fund shares redeemed	—	5,927	—	—	—	—	—

Total Assets	24,529,588	5,027,043	11,840,352	57,195,115	11,458	84,073	337,562

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	5,927	—	—	—	—	—
Fund shares purchased	19,959	—	56,741	208,832	—	—	—
Other	—	2	—	33	—	—	—

Total Liabilities	19,959	5,929	56,741	208,865	—	—	—

NET ASSETS	$24,509,629	$5,021,114	$11,783,611	$56,986,250	$11,458	$84,073	$337,562

Units Outstanding	1,446,522	397,583	793,421	3,792,886	1,143	8,484	34,170

Accumulation Unit Value	$16.94	$12.63	$14.85	$15.02	$10.03	$9.91	$9.88

Cost of Investments	$25,022,060	$5,898,188	$11,616,998	$64,322,234	$11,997	$87,532	$350,531

(1)	Formerly named VN Small-Cap Equity Variable Account.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2007

	Variable Accounts
	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom 2020	Freedom 2025	Freedom 2030	Growth	Mid Cap	Value Strategies
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2

ASSETS
Investments in portfolios, at value	$93,827	$2,413,927	$136,332	$3,556,222	$31,441,082	$4,297,447
Receivables:
Due from Pacific Life Insurance Company	38,933	—	—	125,480	32,866	17,170

Total Assets	132,760	2,413,927	136,332	3,681,702	31,473,948	4,314,617

LIABILITIES
Payables:
Fund shares purchased	38,933	—	—	125,480	32,854	17,170
Other	—	—	—	—	—	4

Total Liabilities	38,933	—	—	125,480	32,854	17,174

NET ASSETS	$93,827	$2,413,927	$136,332	$3,556,222	$31,441,094	$4,297,443

Units Outstanding	9,549	246,074	13,972	247,233	2,090,850	333,286

Accumulation Unit Value	$9.83	$9.81	$9.76	$14.38	$15.04	$12.89

Cost of Investments	$96,093	$2,505,580	$145,243	$3,219,671	$29,429,163	$4,658,964

					Legg Mason	Legg Mason
	International	Risk-Managed	Mid Cap		Partners Variable	Partners Variable
	Growth	Core	Growth	US Strategic	Aggressive	Mid Cap
	Service Class	Service Class	Service Class	Equity	Growth - Class II	Core - Class II

ASSETS
Investments in portfolios, at value	$10,373,346	$157,855	$914,666	$32,685	$79,104	$122,772
Receivables:
Due from Pacific Life Insurance Company	4,461	14	29,367	—	—	—

Total Assets	10,377,807	157,869	944,033	32,685	79,104	122,772

LIABILITIES
Payables:
Fund shares purchased	4,458	14	29,367	—	—	—

Total Liabilities	4,458	14	29,367	—	—	—

NET ASSETS	$10,373,349	$157,855	$914,666	$32,685	$79,104	$122,772

Units Outstanding	866,820	15,705	82,577	3,462	8,141	12,558

Accumulation Unit Value	$11.97	$10.05	$11.08	$9.44	$9.72	$9.78

Cost of Investments	$9,906,585	$158,883	$873,878	$37,081	$81,226	$150,199

	MFS New	MFS		T. Rowe Price	T. Rowe Price	Van Eck
	Discovery Series	Utilities Series	OpCap	Blue Chip	Equity	Worldwide
	Service Class	Service Class	Small Cap	Growth - II	Income - II	Hard Assets

ASSETS
Investments in portfolios, at value	$213,868	$14,336,747	$140,107	$5,461,695	$28,700,719	$63,021,216
Receivables:
Due from Pacific Life Insurance Company	—	—	—	8,853	18,146	268,942
Fund shares redeemed	—	4,231	—	—	—	—

Total Assets	213,868	14,340,978	140,107	5,470,548	28,718,865	63,290,158

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	4,231	—	—	—	—
Fund shares purchased	—	—	—	8,851	18,146	268,942
Other	—	—	—	—	4	5

Total Liabilities	—	4,231	—	8,851	18,150	268,947

NET ASSETS	$213,868	$14,336,747	$140,107	$5,461,697	$28,700,715	$63,021,211

Units Outstanding	22,449	1,287,407	14,693	413,880	2,275,375	2,428,039

Accumulation Unit Value	$9.53	$11.14	$9.54	$13.20	$12.61	$25.96

Cost of Investments	$ 216,914	$13,993,376	$146,162	$5,254,105	$30,218,554	$48,087,787

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2007

	Variable Accounts
	ETF 2010	ETF 2015	ETF 2020	ETF 2025	ETF 2030	ETF 2040+

ASSETS
Investments in portfolios, at value	$74,938	$85,629	$350,566	$345,351	$561,770	$282,885
Receivables:
Due from Pacific Life Insurance Company	—	26,680	—	6,954	1,411	—

Total Assets	74,938	112,309	350,566	352,305	563,181	282,885

LIABILITIES
Payables:
Fund shares purchased	—	26,680	—	6,954	1,411	—

Total Liabilities	—	26,680	—	6,954	1,411	—

NET ASSETS	$74,938	$85,629	$350,566	$345,351	$561,770	$282,885

Units Outstanding	7,562	8,589	35,447	34,604	57,090	29,044

Accumulation Unit Value	$9.91	$9.97	$9.89	$9.98	$9.84	$9.74

Cost of Investments	$75,367	$88,091	$354,910	$343,796	$581,783	$285,864

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

	Variable Accounts
	Small-Cap	International	International	Equity	Small-Cap	Diversified
	Growth (1)	Value	Small-Cap	Index	Index	Research	Equity

INVESTMENT INCOME
Dividends	$—	$6,209,919	$263,532	$10,452,919	$3,695,225	$535,376	$113,435

Net Investment Income	—	6,209,919	263,532	10,452,919	3,695,225	535,376	113,435

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	1,787,843	15,803,330	146,954	(5,482,406)	10,752,479	3,123,255	3,438,684
Capital gain distributions	—	34,234,351	—	—	—	—	—

Realized Gain (Loss)	1,787,843	50,037,681	146,954	(5,482,406)	10,752,479	3,123,255	3,438,684

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	4,425,086	(39,003,319)	(379,230)	24,548,115	(20,045,664)	(2,619,658)	(722,184)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,212,929	$17,244,281	$31,256	$29,518,628	($5,597,960)	$1,038,973	$2,829,935

	American	American	Large-		Short	Floating
	Funds	Funds	Cap		Duration	Rate	Diversified
	Growth-Income	Growth	Value	Technology	Bond	Loan (2)	Bond

INVESTMENT INCOME
Dividends	$862,120	$279,627	$1,904,295	$10,228	$1,991,999	$451,942	$1,031,172

Net Investment Income	862,120	279,627	1,904,295	10,228	1,991,999	451,942	1,031,172

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	3,936,906	8,238,466	4,080,175	2,558,874	(291,247)	(159,034)	3,344
Capital gain distributions	—	—	—	—	—	—	45,108

Realized Gain (Loss)	3,936,906	8,238,466	4,080,175	2,558,874	(291,247)	(159,034)	48,452

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(2,923,413)	(1,311,233)	(643,816)	1,108,005	232,055	(387,444)	(975,779)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,875,613	$7,206,860	$5,340,654	$3,677,107	$1,932,807	($94,536)	$103,845

	Growth	Focused	Health	Mid-Cap	Large-Cap	International	Small-Cap
	LT	30	Sciences	Value	Growth	Large-Cap	Value

INVESTMENT INCOME
Dividends	$1,349,167	$166,019	$—	$1,608,408	$—	$3,038,271	$1,265,867

Net Investment Income	1,349,167	166,019	—	1,608,408	—	3,038,271	1,265,867

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	(609,866)	2,777,690	586,372	6,556,477	1,998,798	14,034,973	990,482
Capital gain distributions	—	—	—	—	—	30,741,389	—

Realized Gain (Loss)	(609,866)	2,777,690	586,372	6,556,477	1,998,798	44,776,362	990,482

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	43,992,491	7,493,801	2,611,877	(13,051,615)	9,992,604	(30,250,943)	(261,501)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$44,731,792	$10,437,510	$3,198,249	($4,886,730)	$11,991,402	$17,563,690	$1,994,848

(1)	Formerly named Fasciano Small Equity Variable Account.

(2)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2007

	Variable Accounts
	Multi-	Main Street	Emerging	Managed	Inflation	Money	High Yield
	Strategy	Core	Markets	Bond	Managed	Market	Bond

INVESTMENT INCOME
Dividends	$2,922,289	$2,055,949	$1,710,560	$17,044,773	$6,952,321	$10,150,537	$5,686,544

Net Investment Income	2,922,289	2,055,949	1,710,560	17,044,773	6,952,321	10,150,537	5,686,544

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	2,918,889	952,499	12,230,937	264,947	(1,890,644)	(47,365)	(940,383)
Capital gain distributions	—	—	25,044,384	394,022	—	—	—

Realized Gain (Loss)	2,918,889	952,499	37,275,321	658,969	(1,890,644)	(47,365)	(940,383)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(1,266,678)	4,047,073	2,772,823	14,366,023	11,150,701	80,479	(3,109,832)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,574,500	$7,055,521	$41,758,704	$32,069,765	$16,212,378	$10,183,651	$1,636,329

		Mid-Cap	Real	Small-Cap
	Comstock	Growth	Estate	Equity (1)	I	II	III

INVESTMENT INCOME
Dividends	$1,174,494	$285,678	$1,171,758	$22,441	$2,405,327	$136,338	$—

Net Investment Income	1,174,494	285,678	1,171,758	22,441	2,405,327	136,338	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain from security transactions	275,641	4,428,533	12,742,773	171,960	10,949,739	2,705,059	4,567,998
Capital gain distributions	—	—	—	—	16,025,509	2,736,681	4,551,639

Realized Gain	275,641	4,428,533	12,742,773	171,960	26,975,248	5,441,740	9,119,637

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(5,287,597)	6,671,147	(32,127,891)	144,195	(21,095,858)	1,713,196	(3,511,449)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($3,837,462)	$11,385,358	($18,213,360)	$338,596	$8,284,717	$7,291,274	$5,608,188

					Fidelity VIP	Fidelity VIP	Fidelity VIP
		BlackRock	BlackRock	Fidelity VIP	Freedom	Freedom	Freedom
		Basic	Global	Contrafund®	Income	2010	2015
		Value	Allocation	Service	Service	Service	Service
	V	V.I. Class III	V.I. Class III	Class 2	Class 2 (2)	Class 2 (2)	Class 2 (2)

INVESTMENT INCOME
Dividends	$158,983	$68,040	$336,886	$395,866	$416	$1,875	$7,488

Net Investment Income	158,983	68,040	336,886	395,866	416	1,875	7,488

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	428,110	69,549	191,896	342,600	—	—	(261)
Capital gain distributions	2,017,194	657,018	589,801	13,499,438	81	1,490	6,855

Realized Gain	2,445,304	726,567	781,697	13,842,038	81	1,490	6,594

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(1,303,058)	(827,602)	33,281	(7,276,834)	(539)	(3,459)	(12,969)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,301,229	($32,995)	$1,151,864	$6,961,070	($42)	($94)	$1,113

(1)	Formerly named VN Small-Cap Value Variable Account.

(2)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2007

	Variable Accounts
	Fidelity VIP	Fidelity VIP	Fidelity VIP		Fidelity VIP	Fidelity VIP
	Freedom	Freedom	Freedom	Fidelity VIP	Mid	Value
	2020	2025	2030	Growth	Cap	Strategies
	Service	Service	Service	Service	Service	Service
	Class 2 (1)	Class 2 (1)	Class 2 (1)	Class 2	Class 2	Class 2

INVESTMENT INCOME
Dividends	$1,043	$46,594	$2,546	$3,265	$122,344	$47,305

Net Investment Income	1,043	46,594	2,546	3,265	122,344	47,305

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	(2)	(64)	(7)	64,381	10,581	4,368
Capital gain distributions	1,173	51,162	3,708	2,151	1,766,653	1,110,736

Realized Gain	1,171	51,098	3,701	66,532	1,777,234	1,115,104

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(2,266)	(91,654)	(8,911)	312,378	1,478,408	(553,331)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($52)	$6,038	($2,664)	$382,175	$3,377,986	$609,078

					Legg Mason	Legg Mason
	International	Risk-Managed	Mid Cap		Partners Variable	Partners Variable
	Growth	Core	Growth		Aggressive	Mid Cap
	Service	Service	Service	US Strategic	Growth -	Core -
	Class (1)	Class (1)	Class (1)	Equity (1)	Class II (1)	Class II (1)

INVESTMENT INCOME
Dividends	$21,910	$524	$275	$229	$—	$72

Net Investment Income	21,910	524	275	229	—	72

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	121,432	216	441	(317)	(34,248)	(511)
Capital gain distributions	—	—	507	4,385	460	23,545

Realized Gain (Loss)	121,432	216	948	4,068	(33,788)	23,034

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	466,762	(1,028)	40,788	(4,396)	(2,122)	(27,427)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$610,104	($288)	$42,011	($99)	($35,910)	($4,321)

	MFS New	MFS				Van Eck
	Discovery Series	Utilities Series	OpCap	T. Rowe Price	T. Rowe Price	Worldwide
	Service	Service	Small	Blue Chip	Equity	Hard
	Class (1)	Class (1)	Cap (1)	Growth - II	Income - II	Assets

INVESTMENT INCOME
Dividends	$—	$—	$—	$4,605	$479,630	$53,609

Net Investment Income	—	—	—	4,605	479,630	53,609

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	(563)	2,807	(6,401)	231,430	1,510,760	3,843,452
Capital gain distributions	—	—	8,480	—	1,791,496	5,229,868

Realized Gain (Loss)	(563)	2,807	2,079	231,430	3,302,256	9,073,320

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(3,046)	343,371	(6,055)	44,227	(2,957,798)	10,878,379

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($3,609)	$346,178	($3,976)	$280,262	$824,088	$20,005,308

(1)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2007

	Variable Accounts
	ETF 2010 (1)	ETF 2015 (1)	ETF 2020 (1)	ETF 2025 (1)	ETF 2030 (1)	ETF 2040+ (1)

INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—

Net Investment Income	—	—	—	—	—	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	19	9	(1,851)	144	4,027	(2,029)
Capital gain distributions	—	—	—	—	—	—

Realized Gain (Loss)	19	9	(1,851)	144	4,027	(2,029)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(429)	(2,462)	(4,343)	1,555	(20,013)	(2,979)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($410)	($2,453)	($6,194)	$1,699	($15,986)	($5,008)

(1)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Small-Cap Growth (1)		International Value		International Small-Cap
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006 (2)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$107,425	$6,209,919	$4,094,626	$263,532	$15,460
Realized gain (loss)	1,787,843	3,291,410	50,037,681	8,278,984	146,954	(32,452)
Change in unrealized appreciation (depreciation) on investments	4,425,086	(1,024,236)	(39,003,319)	44,856,954	(379,230)	508,483

Net Increase in Net Assets Resulting from Operations	6,212,929	2,374,599	17,244,281	57,230,564	31,256	491,491

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	4,713,560	4,724,895	25,269,630	21,917,985	3,184,903	1,056,863
Transfers between variable and fixed accounts, net	5,250,043	(3,436,558)	18,125,526	9,957,367	9,888,824	12,203,591
Transfers—policy charges and deductions	(3,137,582)	(3,089,730)	(16,754,961)	(14,930,929)	(1,380,037)	(510,126)
Transfers—surrenders	(2,299,441)	(1,970,281)	(16,659,383)	(11,886,282)	(600,745)	(294,040)
Transfers—other	(713,226)	(374,035)	(4,025,963)	(2,379,198)	(217,936)	(72,468)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	3,813,354	(4,145,709)	5,954,849	2,678,943	10,875,009	12,383,820

NET INCREASE (DECREASE) IN NET ASSETS	10,026,283	(1,771,110)	23,199,130	59,909,507	10,906,265	12,875,311

NET ASSETS
Beginning of Year or Period	40,560,290	42,331,400	282,689,209	222,779,702	12,875,311	—

End of Year or Period	$50,586,573	$40,560,290	$305,888,339	$282,689,209	$23,781,576	$12,875,311

	Equity Index		Small-Cap Index		Diversified Research
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$10,452,919	$9,078,433	$3,695,225	$4,444,901	$535,376	$487,192
Realized gain (loss)	(5,482,406)	4,989,859	10,752,479	57,449,987	3,123,255	3,784,659
Change in unrealized appreciation (depreciation) on investments	24,548,115	60,900,878	(20,045,664)	(15,238,792)	(2,619,658)	3,747,598

Net Increase (Decrease) in Net Assets Resulting from Operations	29,518,628	74,969,170	(5,597,960)	46,656,096	1,038,973	8,019,449

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	48,359,236	50,879,511	20,648,803	30,075,826	8,697,285	12,006,390
Transfers between variable and fixed accounts, net	(6,104,627)	(19,863,531)	(13,575,635)	(21,811,327)	(7,530,968)	(1,662,103)
Transfers—policy charges and deductions	(32,062,683)	(32,690,100)	(15,592,627)	(16,853,330)	(4,659,322)	(4,707,278)
Transfers—surrenders	(34,524,303)	(23,618,439)	(18,711,492)	(14,777,846)	(2,679,765)	(2,764,005)
Transfers—other	(3,290,598)	(2,466,333)	(2,506,029)	(1,153,975)	(549,498)	(560,888)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(27,622,975)	(27,758,892)	(29,736,980)	(24,520,652)	(6,722,268)	2,312,116

NET INCREASE (DECREASE) IN NET ASSETS	1,895,653	47,210,278	(35,334,940)	22,135,444	(5,683,295)	10,331,565

NET ASSETS
Beginning of Year	550,028,122	502,817,844	303,894,564	281,759,120	76,886,161	66,554,596

End of Year	$551,923,775	$550,028,122	$268,559,624	$303,894,564	$71,202,866	$76,886,161

(1)	Formerly named Fasciano Small Equity Variable Account.

(2)	Operations commenced on May 1, 2006.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Equity		American Funds Growth-Income		American Funds Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$113,435	$165,903	$862,120	$644,572	$279,627	$254,675
Realized gain	3,438,684	2,805,194	3,936,906	1,669,747	8,238,466	1,317,165
Change in unrealized appreciation (depreciation) on investments	(722,184)	880,612	(2,923,413)	3,305,810	(1,311,233)	2,107,555

Net Increase in Net Assets Resulting from Operations	2,829,935	3,851,709	1,875,613	5,620,129	7,206,860	3,679,395

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	4,257,902	4,257,547	9,274,083	5,691,503	8,546,445	5,830,180
Transfers between variable and fixed accounts, net	3,907,061	(7,408,294)	9,212,335	31,454,929	(5,121,714)	28,122,647
Transfers—policy charges and deductions	(3,526,824)	(3,336,497)	(4,959,295)	(3,183,438)	(4,546,413)	(2,956,003)
Transfers—surrenders	(2,441,955)	(1,729,045)	(2,162,295)	(1,458,711)	(1,819,827)	(1,840,466)
Transfers—other	(666,170)	(405,365)	(384,678)	(381,339)	171,168	(572,594)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,530,014	(8,621,654)	10,980,150	32,122,944	(2,770,341)	28,583,764

NET INCREASE (DECREASE) IN NET ASSETS	4,359,949	(4,769,945)	12,855,763	37,743,073	4,436,519	32,263,159

NET ASSETS
Beginning of Year	45,007,199	49,777,144	56,224,609	18,481,536	58,796,109	26,532,950

End of Year	$49,367,148	$45,007,199	$69,080,372	$56,224,609	$63,232,628	$58,796,109

	Large-Cap Value		Technology		Short Duration Bond
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,904,295	$1,807,964	$10,228	$—	$1,991,999	$1,749,338
Realized gain (loss)	4,080,175	20,744,705	2,558,874	810,405	(291,247)	(197,359)
Change in unrealized appreciation (depreciation) on investments	(643,816)	552,147	1,108,005	133,083	232,055	231,067

Net Increase in Net Assets Resulting from Operations	5,340,654	23,104,816	3,677,107	943,488	1,932,807	1,783,046

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	16,459,987	17,018,881	1,664,304	1,863,002	5,644,721	5,808,015
Transfers between variable and fixed accounts, net	133,111	(2,747,732)	1,787,482	4,893,986	(1,820,360)	2,643,755
Transfers—policy charges and deductions	(11,335,442)	(10,933,769)	(1,230,313)	(1,189,826)	(3,051,745)	(3,048,767)
Transfers—surrenders	(5,976,887)	(5,971,738)	(603,702)	(975,798)	(1,510,952)	(1,541,303)
Transfers—other	(2,348,557)	(1,036,712)	(140,715)	(156,426)	(262,278)	(433,437)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(3,067,788)	(3,671,070)	1,477,056	4,434,938	(1,000,614)	3,428,263

NET INCREASE IN NET ASSETS	2,272,866	19,433,746	5,154,163	5,378,426	932,193	5,211,309

NET ASSETS
Beginning of Year	156,441,283	137,007,537	17,543,154	12,164,728	44,852,141	39,640,832

End of Year	$158,714,149	$156,441,283	$22,697,317	$17,543,154	$45,784,334	$44,852,141

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Floating Rate Loan		Diversified Bond		Growth LT
	Period Ended		Year Ended	Period Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2007 (1)		2007	2006 (2)	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$451,942		$1,031,172	$279,242	$1,349,167	$1,781,369
Realized gain (loss)	(159,034)		48,452	73,815	(609,866)	(23,159,386)
Change in unrealized appreciation (depreciation) on investments	(387,444)		(975,779)	94,429	43,992,491	49,347,602

Net Increase (Decrease) in Net Assets Resulting from Operations	(94,536)		103,845	447,486	44,731,792	27,969,585

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	1,333,528		3,079,499	882,467	25,258,099	27,989,407
Transfers between variable and fixed accounts, net	8,965,591		17,333,074	10,007,565	(13,120,991)	(8,862,832)
Transfers—policy charges and deductions	(406,484)		(1,570,883)	(475,880)	(20,605,099)	(21,767,984)
Transfers—surrenders	(266,762)		(818,277)	(289,307)	(20,518,160)	(14,794,952)
Transfers—other	(81,819)		(178,521)	(84,174)	(3,272,320)	(2,531,885)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	9,544,054		17,844,892	10,040,671	(32,258,471)	(19,968,246)

NET INCREASE IN NET ASSETS	9,449,518		17,948,737	10,488,157	12,473,321	8,001,339

NET ASSETS
Beginning of Year or Periods	—		10,488,157	—	301,351,116	293,349,777

End of Year or Periods	$9,449,518		$28,436,894	$10,488,157	$313,824,437	$301,351,116

	Focused 30		Health Sciences		Mid-Cap Value
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$166,019	$16,125	$—	$—	$1,608,408	$1,270,013
Realized gain	2,777,690	1,668,935	586,372	3,362,841	6,556,477	38,295,145
Change in unrealized appreciation (depreciation) on investments	7,493,801	2,979,620	2,611,877	(1,988,005)	(13,051,615)	(12,980,142)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,437,510	4,664,680	3,198,249	1,374,836	(4,886,730)	26,585,016

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	3,179,178	2,138,455	2,579,856	2,312,267	23,448,928	21,119,872
Transfers between variable and fixed accounts, net	12,901,554	6,089,415	625,690	1,432,748	8,117,285	3,805,348
Transfers—policy charges and deductions	(2,169,823)	(1,482,703)	(1,338,772)	(1,286,192)	(13,997,843)	(12,855,103)
Transfers—surrenders	(2,014,229)	(904,226)	(789,127)	(703,891)	(9,704,681)	(8,376,722)
Transfers—other	(218,095)	(230,048)	(3,541)	(150,448)	(2,529,552)	(2,137,792)

Net Increase in Net Assets Derived from Policy Transactions	11,678,585	5,610,893	1,074,106	1,604,484	5,334,137	1,555,603

NET INCREASE IN NET ASSETS	22,116,095	10,275,573	4,272,355	2,979,320	447,407	28,140,619

NET ASSETS
Beginning of Year	28,511,623	18,236,050	19,032,105	16,052,785	203,350,799	175,210,180

End of Year	$50,627,718	$28,511,623	$23,304,460	$19,032,105	$203,798,206	$203,350,799

(1)	Operations commenced during 2007 (See Note 1 to Financial Statements).

(2)	Operations commenced on May 1, 2006.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Large-Cap Growth		International Large-Cap		Small-Cap Value
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$115,763	$3,038,271	$4,516,762	$1,265,867	$1,391,025
Realized gain	1,998,798	175,278	44,776,362	10,876,954	990,482	15,164,030
Change in unrealized appreciation (depreciation) on investments	9,992,604	(2,370,143)	(30,250,943)	22,299,738	(261,501)	(6,749,213)

Net Increase (Decrease) in Net Assets Resulting from Operations	11,991,402	(2,079,102)	17,563,690	37,693,454	1,994,848	9,805,842

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	8,694,794	9,575,390	20,646,760	19,343,982	7,486,224	9,914,163
Transfers between variable and fixed accounts, net	(8,606,756)	6,524,016	(10,020,324)	11,372,990	(6,078,397)	4,321,884
Transfers—policy charges and deductions	(5,225,444)	(5,368,237)	(11,816,427)	(10,933,643)	(3,840,838)	(3,371,879)
Transfers—surrenders	(3,116,083)	(2,674,359)	(6,518,950)	(5,629,751)	(2,622,187)	(1,840,112)
Transfers—other	(884,437)	(493,014)	(1,725,137)	(1,541,514)	(379,649)	(379,600)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(9,137,926)	7,563,796	(9,434,078)	12,612,064	(5,434,847)	8,644,456

NET INCREASE (DECREASE) IN NET ASSETS	2,853,476	5,484,694	8,129,612	50,305,518	(3,439,999)	18,450,298

NET ASSETS
Beginning of Year	60,078,214	54,593,520	184,533,716	134,228,198	64,351,383	45,901,085

End of Year	$62,931,690	$60,078,214	$192,663,328	$184,533,716	$60,911,384	$64,351,383

	Multi-Strategy		Main Street Core		Emerging Markets
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,922,289	$2,653,121	$2,055,949	$1,881,007	$1,710,560	$857,900
Realized gain (loss)	2,918,889	4,047,623	952,499	(2,143,204)	37,275,321	30,462,095
Change in unrealized appreciation (depreciation) on investments	(1,266,678)	4,843,958	4,047,073	22,030,678	2,772,823	(6,475,139)

Net Increase in Net Assets Resulting from Operations	4,574,500	11,544,702	7,055,521	21,768,481	41,758,704	24,844,856

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	7,007,667	8,830,702	14,542,933	14,210,254	12,824,085	10,484,189
Transfers between variable and fixed accounts, net	(5,143,677)	(10,869,366)	13,589,235	(9,423,357)	13,253,054	5,289,763
Transfers—policy charges and deductions	(5,918,815)	(6,546,365)	(11,062,848)	(10,702,529)	(8,001,708)	(6,536,226)
Transfers—surrenders	(6,410,061)	(5,203,479)	(9,956,823)	(9,496,466)	(6,048,926)	(4,243,264)
Transfers—other	(1,070,899)	(488,451)	(899,164)	(694,754)	(2,455,038)	(1,190,449)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(11,535,785)	(14,276,959)	6,213,333	(16,106,852)	9,571,467	3,804,013

NET INCREASE (DECREASE) IN NET ASSETS	(6,961,285)	(2,732,257)	13,268,854	5,661,629	51,330,171	28,648,869

NET ASSETS
Beginning of Year	105,604,294	108,336,551	158,190,552	152,528,923	126,439,320	97,790,451

End of Year	$98,643,009	$105,604,294	$171,459,406	$158,190,552	$177,769,491	$126,439,320

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Managed Bond		Inflation Managed		Money Market
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$17,044,773	$13,487,113	$6,952,321	$6,210,381	$10,150,537	$9,421,222
Realized gain (loss)	658,969	(65,305)	(1,890,644)	3,729,209	(47,365)	93,367
Change in unrealized appreciation (depreciation) on investments	14,366,023	2,348,712	11,150,701	(9,126,937)	80,479	(159,144)

Net Increase in Net Assets Resulting from Operations	32,069,765	15,770,520	16,212,378	812,653	10,183,651	9,355,445

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	25,953,261	35,000,285	15,103,679	18,637,190	259,233,274	170,353,386
Transfers between variable and fixed accounts, net	44,769,597	16,490,356	9,508,734	(1,617,742)	(170,855,028)	(129,571,545)
Transfers—policy charges and deductions	(18,648,436)	(17,592,511)	(10,075,461)	(9,746,404)	(22,425,588)	(22,527,349)
Transfers—surrenders	(27,156,576)	(12,232,229)	(8,327,609)	(6,254,365)	(29,005,989)	(19,725,233)
Transfers—other	4,819,341	(1,537,813)	(1,759,356)	(584,191)	(2,585,272)	(6,809,673)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	29,737,187	20,128,088	4,449,987	434,488	34,361,397	(8,280,414)

NET INCREASE IN NET ASSETS	61,806,952	35,898,608	20,662,365	1,247,141	44,545,048	1,075,031

NET ASSETS
Beginning of Year	351,828,277	315,929,669	155,646,544	154,399,403	188,307,581	187,232,550

End of Year	$413,635,229	$351,828,277	$176,308,909	$155,646,544	$232,852,629	$188,307,581

	High Yield Bond		Comstock		Mid-Cap Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,686,544	$5,249,213	$1,174,494	$846,030	$285,678	$108,938
Realized gain (loss)	(940,383)	(49,278)	275,641	5,087,711	4,428,533	5,043,631
Change in unrealized appreciation (depreciation) on investments	(3,109,832)	1,307,522	(5,287,597)	1,620,181	6,671,147	(3,166,803)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,636,329	6,507,457	(3,837,462)	7,553,922	11,385,358	1,985,766

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	7,523,737	6,823,211	10,014,355	9,209,518	7,413,161	5,953,304
Transfers between variable and fixed accounts, net	1,253,288	(1,545,652)	25,180,438	9,552,364	7,217,828	12,490,992
Transfers—policy charges and deductions	(4,506,754)	(4,653,707)	(4,998,419)	(3,554,043)	(4,566,722)	(3,675,359)
Transfers—surrenders	(3,262,293)	(4,003,710)	(2,428,255)	(2,032,120)	(2,542,931)	(1,648,634)
Transfers—other	(706,945)	(1,127,030)	(1,222,692)	(558,156)	(609,782)	(74,906)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	301,033	(4,506,888)	26,545,427	12,617,563	6,911,554	13,045,397

NET INCREASE IN NET ASSETS	1,937,362	2,000,569	22,707,965	20,171,485	18,296,912	15,031,163

NET ASSETS
Beginning of Year	74,879,252	72,878,683	60,669,698	40,498,213	51,728,324	36,697,161

End of Year	$76,816,614	$74,879,252	$83,377,663	$60,669,698	$70,025,236	$51,728,324

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Real Estate		Small-Cap Equity (1)		I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,171,758	$3,266,984	$22,441	$37,592	$2,405,327	$1,348,991
Realized gain	12,742,773	25,528,115	171,960	585,776	26,975,248	12,066,894
Change in unrealized appreciation (depreciation) on investments	(32,127,891)	5,506,440	144,195	20,015	(21,095,858)	8,248,082

Net Increase (Decrease) in Net Assets Resulting from Operations	(18,213,360)	34,301,539	338,596	643,383	8,284,717	21,663,967

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	10,380,072	10,102,037	1,301,918	712,544	7,147,952	6,659,741
Transfers between variable and fixed accounts, net	(9,685,613)	1,578,495	5,230,174	2,374,905	3,950,909	10,361,732
Transfers—policy charges and deductions	(7,024,310)	(6,845,236)	(613,905)	(301,691)	(5,897,843)	(5,095,934)
Transfers—surrenders	(5,735,674)	(4,733,261)	(434,043)	(81,046)	(5,241,523)	(2,404,074)
Transfers—other	(1,834,896)	(1,155,218)	(103,927)	(65,473)	1,773,518	(997,982)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(13,900,421)	(1,053,183)	5,380,217	2,639,239	1,733,013	8,523,483

NET INCREASE (DECREASE) IN NET ASSETS	(32,113,781)	33,248,356	5,718,813	3,282,622	10,017,730	30,187,450

NET ASSETS
Beginning of Year	123,770,629	90,522,273	5,695,033	2,412,411	108,644,524	78,457,074

End of Year	$91,656,848	$123,770,629	$11,413,846	$5,695,033	$118,662,254	$108,644,524

	II		III		V
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$136,338	$209,719	$—	$—	$158,983	$117,599
Realized gain	5,441,740	3,655,562	9,119,637	7,927,299	2,445,304	2,219,830
Change in unrealized appreciation (depreciation) on investments	1,713,196	(1,035,395)	(3,511,449)	(1,508,703)	(1,303,058)	556,166

Net Increase in Net Assets Resulting from Operations	7,291,274	2,829,886	5,608,188	6,418,596	1,301,229	2,893,595

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	3,080,981	3,494,413	3,687,792	3,854,683	2,253,653	1,951,214
Transfers between variable and fixed accounts, net	(700,127)	3,178,025	332,558	2,060,781	(1,417,957)	3,870,477
Transfers—policy charges and deductions	(2,073,056)	(2,143,953)	(2,532,873)	(2,433,125)	(1,289,820)	(1,156,081)
Transfers—surrenders	(3,737,511)	(757,979)	(1,859,089)	(3,474,871)	(1,054,083)	(378,159)
Transfers—other	(1,281,928)	(268,206)	(175,127)	(792,387)	(180,107)	(385,839)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(4,711,641)	3,502,300	(546,739)	(784,919)	(1,688,314)	3,901,612

NET INCREASE (DECREASE) IN NET ASSETS	2,579,633	6,332,186	5,061,449	5,633,677	(387,085)	6,795,207

NET ASSETS
Beginning of Year	36,046,654	29,714,468	45,625,020	39,991,343	24,896,714	18,101,507

End of Year	$38,626,287	$36,046,654	$50,686,469	$45,625,020	$24,509,629	$24,896,714

(1)	Formerly named VN Small-Cap Value Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	BlackRock Basic Value		BlackRock Global Allocation		Fidelity VIP Contrafund®
	V.I. Class III (1)		V.I. Class III (2)		Service Class 2
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$68,040	$40,458	$336,886	$119,786	$395,866	$284,992
Realized gain	726,567	280,465	781,697	340,882	13,842,038	3,391,424
Change in unrealized appreciation (depreciation) on investments	(827,602)	(42,659)	33,281	33,418	(7,276,834)	(1,037,935)

Net Increase (Decrease) in Net Assets Resulting from Operations	(32,995)	278,264	1,151,864	494,086	6,961,070	2,638,481

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	648,757	132,172	1,279,335	558,679	5,959,709	3,716,147
Transfers between variable and fixed accounts, net	2,025,353	2,464,727	5,963,132	954,895	16,981,156	4,769,802
Transfers—policy charges and deductions	(310,615)	(66,004)	(560,780)	(254,490)	(2,270,335)	(1,474,975)
Transfers—surrenders	(169,869)	(26,848)	(361,556)	(111,455)	(1,847,832)	(544,400)
Transfers—other	(57,333)	(7,949)	(135,157)	(94,518)	(127,345)	352,047

Net Increase in Net Assets Derived from Policy Transactions	2,136,293	2,496,098	6,184,974	1,053,111	18,695,353	6,818,621

NET INCREASE IN NET ASSETS	2,103,298	2,774,362	7,336,838	1,547,197	25,656,423	9,457,102

NET ASSETS
Beginning of Year	2,917,816	143,454	4,446,773	2,899,576	31,329,827	21,872,725

End of Year	$5,021,114	$2,917,816	$11,783,611	$4,446,773	$56,986,250	$31,329,827

	Fidelity VIP Freedom Income		Fidelity VIP Freedom 2010		Fidelity VIP Freedom 2015
	Service Class 2		Service Class 2		Service Class 2
	Period Ended		Period Ended		Period Ended
	December 31,		December 31,		December 31,
	2007 (3)		2007 (3)		2007 (3)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$416		$1,875		$7,488
Realized gain	81		1,490		6,594
Change in unrealized depreciation on investments	(539)		(3,459)		(12,969)

Net Increase (Decrease) in Net Assets Resulting from Operations	(42)		(94)		1,113

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	—		—		2,806
Transfers between variable and fixed accounts, net	11,611		84,167		361,539
Transfers—policy charges and deductions	(111)		(—)		(2,770)
Transfers—surrenders	—		—		—
Transfers—other	—		—		(25,126)

Net Increase in Net Assets Derived from Policy Transactions	11,500		84,167		336,449

NET INCREASE IN NET ASSETS	11,458		84,073		337,562

NET ASSETS
Beginning of Year or Periods	—		—		—

End of Year or Periods	$11,458		$84,073		$337,562

(1)	Formerly named Mercury Basic Value V.I. Class III Variable Account.

(2)	Formerly named Mercury Global Allocation V.I. Class III Variable Account.

(3)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Fidelity VIP Freedom 2020		Fidelity VIP Freedom 2025		Fidelity VIP Freedom 2030
	Service Class 2		Service Class 2		Service Class 2
	Period Ended		Period Ended		Period Ended
	December 31,		December 31,		December 31,
	2007 (1)		2007 (1)		2007 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,043		$46,594		$2,546
Realized gain	1,171		51,098		3,701
Change in unrealized depreciation on investments	(2,266)		(91,654)		(8,911)

Net Increase (Decrease) in Net Assets Resulting from Operations	(52)		6,038		(2,664)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	—		18,188		2,015
Transfers between variable and fixed accounts, net	94,251		2,408,135		138,216
Transfers—policy charges and deductions	(372)		(18,279)		(1,235)
Transfers—surrenders	—		—		—
Transfers—other	—		(155)		—

Net Increase in Net Assets Derived from Policy Transactions	93,879		2,407,889		138,996

NET INCREASE IN NET ASSETS	93,827		2,413,927		136,332

NET ASSETS
Beginning of Periods	—		—		—

End of Periods	$93,827		$2,413,927		$136,332

	Fidelity VIP Growth		Fidelity VIP Mid Cap		Fidelity VIP Value Strategies
	Service Class 2		Service Class 2		Service Class 2
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment Income	$3,265	$548	$122,344	$32,325	$47,305	$1,345
Realized gain	66,532	7,966	1,777,234	1,154,388	1,115,104	38,733
Change in unrealized appreciation (depreciation) on investments	312,378	18,493	1,478,408	(7,854)	(553,331)	182,610

Net Increase in Net Assets Resulting from Operations	382,175	27,007	3,377,986	1,178,859	609,078	222,688

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	179,736	72,885	3,120,404	2,061,569	579,223	174,129
Transfers between variable and fixed accounts, net	2,475,603	333,684	9,841,292	(26,177)	(6,687,758)	8,993,291
Transfers—policy charges and deductions	(106,928)	(40,522)	(1,299,506)	(1,012,840)	(401,624)	(75,081)
Transfers—surrenders	(14,585)	(917)	(862,084)	(409,554)	(149,030)	(31,051)
Transfers—other	(18,069)	(2,085)	(439,722)	524,046	615,166	114,040

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,515,757	363,045	10,360,384	1,137,044	(6,044,023)	9,175,328

NET INCREASE (DECREASE) IN NET ASSETS	2,897,932	390,052	13,738,370	2,315,903	(5,434,945)	9,398,016

NET ASSETS
Beginning of Year	658,290	268,238	17,702,724	15,386,821	9,732,388	334,372

End of Year	$3,556,222	$658,290	$31,441,094	$17,702,724	$4,297,443	$9,732,388

(1)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts (1)
	International Growth	Risk-Managed Core	Mid Cap Growth
	Service Class	Service Class	Service Class
	Period Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,
	2007	2007	2007

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$21,910	$524	$275
Realized gain	121,432	216	948
Change in unrealized appreciation (depreciation) on investments	466,762	(1,028)	40,788

Net Increase (Decrease) in Net Assets Resulting from Operations	610,104	(288)	42,011

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	268,427	9,822	18,334
Transfers between variable and fixed accounts, net	9,968,378	151,460	860,468
Transfers—policy charges and deductions	(297,506)	(2,895)	(8,727)
Transfers—surrenders	(28,448)	—	(1,760)
Transfers—other	(147,606)	(244)	4,340

Net Increase in Net Assets Derived from Policy Transactions	9,763,245	158,143	872,655

NET INCREASE IN NET ASSETS	10,373,349	157,855	914,666

NET ASSETS
Beginning of Periods	—	—	—

End of Periods	$10,373,349	$157,855	$914,666

		Legg Mason Partners Variable	Legg Mason Partners Variable
	US Strategic Equity	Aggressive Growth - Class II	Mid Cap Core - Class II
	Period Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,
	2007	2007	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$229	$—	$72
Realized gain (loss)	4,068	(33,788)	23,034
Change in unrealized depreciation on investments	(4,396)	(2,122)	(27,427)

Net Decrease in Net Assets Resulting from Operations	(99)	(35,910)	(4,321)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	130	16,040	2,629
Transfers between variable and fixed accounts, net	33,456	110,091	130,562
Transfers—policy charges and deductions	(802)	(12,799)	(3,802)
Transfers—surrenders	—	(998)	(1,758)
Transfers—other	—	2,680	(538)

Net Increase in Net Assets Derived from Policy Transactions	32,784	115,014	127,093

NET INCREASE IN NET ASSETS	32,685	79,104	122,772

NET ASSETS
Beginning of Periods	—	—	—

End of Periods	$32,685	$79,104	$122,772

(1)	Operations commenced during 2007 for all Variable Accounts (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	MFS New Discovery Series		MFS Utilities Series
	Service Class		Service Class		OpCap Small Cap
	Period Ended		Period Ended		Period Ended
	December 31,		December 31,		December 31,
	2007 (1)		2007 (1)		2007 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—		$—		$—
Realized gain (loss)	(563)		2,807		2,079
Change in unrealized appreciation (depreciation) on investments	(3,046)		343,371		(6,055)

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,609)		346,178		(3,976)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	6,123		109,679		10,504
Transfers between variable and fixed accounts, net	212,903		14,008,715		137,173
Transfers—policy charges and deductions	(1,430)		(75,030)		(4,875)
Transfers—surrenders	—		(41,378)		—
Transfers—other	(119)		(11,417)		1,281

Net Increase in Net Assets Derived from Policy Transactions	217,477		13,990,569		144,083

NET INCREASE IN NET ASSETS	213,868		14,336,747		140,107

NET ASSETS
Beginning of Periods	—		—		—

End of Periods	$213,868		$14,336,747		$140,107

	T. Rowe Price		T. Rowe Price		Van Eck
	Blue Chip Growth - II		Equity Income - II		Worldwide Hard Assets
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,605	$4,525	$479,630	$258,532	$53,609	$9,968
Realized gain	231,430	27,023	3,302,256	1,718,526	9,073,320	3,389,190
Change in unrealized appreciation (depreciation) on investments	44,227	135,818	(2,957,798)	1,594,381	10,878,379	1,813,845

Net Increase in Net Assets resulting from Operations	280,262	167,366	824,088	3,571,439	20,005,308	5,213,003

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	661,302	262,035	2,644,557	1,616,732	5,153,750	4,431,425
Transfers between variable and fixed accounts, net	1,211,661	1,469,436	330,961	17,455,450	2,490,507	20,377,573
Transfers—policy charges and deductions	(383,069)	(135,589)	(1,614,464)	(1,032,026)	(1,875,694)	(1,255,118)
Transfers—surrenders	(47,595)	(51,123)	(2,122,377)	(490,751)	(1,741,303)	(1,790,274)
Transfers—other	1,398,283	(22,598)	(101,800)	(301,739)	27,061	(212,950)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,840,582	1,522,161	(863,123)	17,247,666	4,054,321	21,550,656

NET INCREASE (DECREASE) IN NET ASSETS	3,120,844	1,689,527	(39,035)	20,819,105	24,059,629	26,763,659

NET ASSETS
Beginning of Year	2,340,853	651,326	28,739,750	7,920,645	38,961,582	12,197,923

End of Year	$5,461,697	$2,340,853	$28,700,715	$28,739,750	$63,021,211	$38,961,582

(1)	Operations commenced during 2007 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts (1)
	ETF 2010	ETF 2015	ETF 2020
	Period Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,
	2007	2007	2007

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—
Realized gain (loss)	19	9	(1,851)
Change in unrealized depreciation on investments	(429)	(2,462)	(4,343)

Net Decrease in Net Assets Resulting from Operations	(410)	(2,453)	(6,194)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	4,257	7,999	4,943
Transfers between variable and fixed accounts, net	73,755	81,516	381,985
Transfers—policy charges and deductions	(2,630)	(1,433)	(7,759)
Transfers—surrenders	—	—	—
Transfers—other	(34)	—	(22,409)
Net Increase in Net Assets Derived from Policy Transactions	75,348	88,082	356,760

NET INCREASE IN NET ASSETS	74,938	85,629	350,566

NET ASSETS
Beginning of Periods	—	—	—

End of Periods	$74,938	$85,629	$350,566

	ETF 2025	ETF 2030	ETF 2040+
	Period Ended	Period Ended	Period Ended
	December 31,	December 31,	December 31,
	2007	2007	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—
Realized gain (loss)	144	4,027	(2,029)
Change in unrealized appreciation (depreciation) on investments	1,555	(20,013)	(2,979)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,699	(15,986)	(5,008)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	28,276	175,868	75,713
Transfers between variable and fixed accounts, net	324,932	425,491	226,319
Transfers—policy charges and deductions	(9,363)	(21,261)	(12,703)
Transfers—surrenders	—	—	—

Transfers—other	(193)	(2,342)	(1,436)

Net Increase in Net Assets Derived from Policy Transactions	343,652	577,756	287,893

NET INCREASE IN NET ASSETS	345,351	561,770	282,885

NET ASSETS
Beginning of Periods	—	—	—

End of Periods	$345,351	$561,770	$282,885

(1)	Operations commenced during 2007 for all Variable Accounts (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS
     A summary of accumulation unit values (“AUV”), total units outstanding, total net assets, ratios of investment income to average daily net assets, and total returns for each year or period ended December 31 are presented in the table below. The ratio of expenses to average daily net assets is 0.00% for all Variable Accounts.

				Ratios of
	At the End of Each Year or Period			Investment
		Total	Total	Income to
Variable Accounts		Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

Small-Cap Growth (3)
2007	$15.63	3,236,389	$50,586,573	0.00%	15.10%
2006	13.58	2,986,761	40,560,290	0.26%	5.07%
2005	12.93	3,275,109	42,331,400	0.22%	2.66%
2004	12.59	2,951,152	37,156,824	0.66%	18.94%
2003	10.59	3,398,472	35,974,022	0.53%	33.14%

International Value
2007	$34.78	8,793,719	$305,888,339	2.01%	6.24%
2006	32.74	8,634,107	282,689,209	1.65%	25.69%
2005	26.05	8,552,145	222,779,702	1.97%	9.43%
2004	23.80	8,918,003	212,291,147	1.64%	16.42%
2003	20.45	8,873,873	181,445,589	1.78%	27.71%

International Small-Cap
2007	$10.80	2,202,534	$23,781,576	1.34%	4.73%
05/01/2006 - 12/31/2006	10.31	1,248,871	12,875,311	0.23%	3.10%

Equity Index
2007	$56.89	9,701,628	$551,923,775	1.84%	5.23%
2006	54.06	10,173,850	550,028,122	1.77%	15.52%
2005	46.80	10,743,851	502,817,844	1.46%	4.67%
2004	44.71	11,113,375	496,919,308	1.78%	10.58%
2003	40.43	11,037,075	446,272,511	1.59%	28.29%

Small-Cap Index
2007	$18.87	14,234,769	$268,559,624	1.25%	(2.02%)
2006	19.25	15,783,089	303,894,564	1.52%	17.79%
2005	16.35	17,236,081	281,759,120	0.49%	4.38%
2004	15.66	19,260,276	301,640,966	0.84%	17.76%
2003	13.30	5,554,119	73,865,812	0.71%	46.53%

Diversified Research
2007	$14.76	4,824,065	$71,202,866	0.71%	1.19%
2006	14.59	5,271,188	76,886,161	0.67%	11.97%
2005	13.03	5,109,087	66,554,596	0.47%	5.24%
2004	12.38	4,639,224	57,425,802	0.63%	11.20%
2003	11.13	3,940,814	43,865,757	0.48%	32.63%

Equity
2007	$14.33	3,445,626	$49,367,148	0.22%	6.27%
2006	13.48	3,338,286	45,007,199	0.37%	8.65%
2005	12.41	4,011,507	49,777,144	0.26%	6.53%
2004	11.65	4,204,821	48,978,168	0.79%	5.14%
2003	11.08	4,520,255	50,076,742	0.38%	24.33%

American Funds Growth-Income
2007	$13.20	5,233,800	$69,080,372	1.31%	4.66%
2006	12.61	4,458,099	56,224,609	1.62%	14.77%
05/03/2005 - 12/31/2005	10.99	1,681,919	18,481,536	1.92%	9.88%

American Funds Growth
2007	$14.74	4,288,451	$63,232,628	0.42%	11.93%
2006	13.17	4,463,397	58,796,109	0.69%	9.81%
05/03/2005 - 12/31/2005	12.00	2,211,749	26,532,950	0.78%	19.96%

Large-Cap Value
2007	$17.36	9,143,314	$158,714,149	1.18%	3.54%
2006	16.77	9,331,394	156,441,283	1.25%	17.58%
2005	14.26	9,608,665	137,007,537	1.29%	6.16%
2004	13.43	10,752,848	144,430,409	1.39%	9.93%
2003	12.22	8,834,486	107,946,997	1.31%	31.24%

Technology
2007	$8.07	2,811,966	$22,697,317	0.05%	23.03%
2006	6.56	2,674,031	17,543,154	0.00%	9.34%
2005	6.00	2,027,444	12,164,728	0.00%	21.71%
2004	4.93	1,963,166	9,677,876	0.00%	3.67%
2003	4.76	1,902,193	9,045,704	0.00%	42.58%

Short Duration Bond
2007	$11.31	4,049,884	$45,784,334	4.52%	4.47%
2006	10.82	4,144,613	44,852,141	4.11%	4.27%
2005	10.38	3,819,364	39,640,832	3.05%	1.57%
2004	10.22	3,222,976	32,932,836	2.57%	1.21%
05/01/2003 - 12/31/2003	10.10	1,732,267	17,489,215	2.67%	0.96%

Floating Rate Loan (4)
05/04/2007 - 12/31/2007	$9.81	962,991	$9,449,518	7.28%	(1.89%)

Diversified Bond
2007	$10.66	2,668,272	$28,436,894	5.09%	1.32%
05/01/2006 - 12/31/2006	10.52	997,088	10,488,157	4.65%	5.19%

See Notes to Financial Statements	See explanation of references on SA-27

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

				Ratios of
	At the End of Each Year or Period			Investment
		Total	Total	Income to
Variable Accounts		Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

Growth LT
2007	$50.27	6,242,947	$313,824,437	0.44%	15.63%
2006	43.47	6,931,734	301,351,116	0.60%	9.72%
2005	39.62	7,403,306	293,349,777	0.25%	7.68%
2004	36.80	8,117,880	298,732,310	0.00%	10.40%
2003	33.33	8,820,098	293,996,618	0.00%	33.98%

Focused 30
2007	$16.43	3,080,715	$50,627,718	0.43%	31.84%
2006	12.46	2,287,373	28,511,623	0.07%	23.71%
2005	10.08	1,809,953	18,236,050	1.06%	22.07%
2004	8.25	1,076,135	8,882,205	0.06%	14.85%
2003	7.19	734,167	5,276,326	0.00%	42.26%

Health Sciences
2007	$15.28	1,525,560	$23,304,460	0.00%	16.47%
2006	13.12	1,451,105	19,032,105	0.00%	8.11%
2005	12.13	1,323,214	16,052,785	0.00%	15.28%
2004	10.52	1,164,155	12,250,871	0.00%	7.54%
2003	9.79	1,003,438	9,819,112	0.00%	27.82%

Mid-Cap Value
2007	$24.76	8,230,390	$203,798,206	0.74%	(2.15%)
2006	25.31	8,035,634	203,350,799	0.69%	14.97%
2005	22.01	7,960,146	175,210,180	0.54%	8.87%
2004	20.22	7,867,057	159,059,494	0.42%	25.08%
2003	16.16	6,439,885	104,100,588	0.59%	29.10%

Large-Cap Growth (5)
2007	$9.07	6,937,338	$62,931,690	0.00%	21.63%
2006	7.46	8,055,216	60,078,214	0.21%	(3.82%)
2005	7.75	7,040,498	54,593,520	0.34%	2.94%
2004	7.53	8,859,994	66,740,228	0.73%	4.65%
2003	7.20	6,371,597	45,861,577	0.27%	25.36%

International Large-Cap
2007	$12.79	15,067,071	$192,663,328	1.58%	9.26%
2006	11.70	15,768,095	184,533,716	2.89%	27.00%
2005	9.21	14,566,843	134,228,198	0.87%	12.70%
2004	8.18	10,780,247	88,145,064	1.08%	18.61%
2003	6.89	9,224,647	63,593,649	1.31%	30.52%

Small-Cap Value
2007	$22.16	2,748,103	$60,911,384	1.85%	3.14%
2006	21.49	2,994,334	64,351,383	2.51%	19.75%
2005	17.95	2,557,703	45,901,085	1.37%	13.65%
2004	15.79	2,058,033	32,498,597	2.28%	24.41%
05/01/2003 -12/31/2003	12.69	970,884	12,323,204	1.76%	26.93%

Multi-Strategy
2007	$52.14	1,891,715	$98,643,009	2.81%	4.34%
2006	49.97	2,113,184	105,604,294	2.53%	11.68%
2005	44.75	2,421,143	108,336,551	2.24%	3.78%
2004	43.12	2,441,059	105,252,817	1.76%	9.81%
2003	39.26	2,453,312	96,327,173	1.47%	23.28%

Main Street Core
2007	$55.27	3,102,111	$171,459,406	1.20%	4.40%
2006	52.94	2,987,945	158,190,552	1.24%	15.18%
2005	45.97	3,318,283	152,528,923	1.11%	5.99%
2004	43.37	3,405,144	147,678,818	1.32%	9.54%
2003	39.59	3,593,636	142,279,128	1.03%	26.96%

Emerging Markets
2007	$32.81	5,417,715	$177,769,491	1.16%	33.09%
2006	24.65	5,128,600	126,439,320	0.78%	24.40%
2005	19.82	4,934,335	97,790,451	1.09%	41.47%
2004	14.01	4,032,143	56,485,350	1.90%	34.62%
2003	10.41	3,597,135	37,434,125	1.20%	68.42%

Managed Bond
2007	$42.31	9,776,620	$413,635,229	4.47%	8.53%
2006	38.98	9,025,168	351,828,277	4.05%	4.81%
2005	37.19	8,493,958	315,929,669	3.40%	2.63%
2004	36.24	6,211,565	225,105,497	2.96%	5.38%
2003	34.39	6,314,379	217,152,849	4.29%	6.24%

Inflation Managed
2007	$41.93	4,204,544	$176,308,909	4.27%	10.14%
2006	38.07	4,088,136	155,646,544	3.97%	0.52%
2005	37.88	4,076,452	154,399,403	3.00%	2.54%
2004	36.94	3,319,185	122,599,913	0.83%	8.90%
2003	33.92	3,041,925	103,178,081	0.08%	8.24%

See Notes to Financial Statements	See explanation of references on SA-27

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

				Ratios of
	At the End of Each Year or Period			Investment
		Total	Total	Income to
Variable Accounts		Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

Money Market
2007	$22.84	10,196,175	$232,852,629	4.85%	4.99%
2006	21.75	8,657,137	188,307,581	4.64%	4.69%
2005	20.78	9,011,395	187,232,550	2.74%	2.82%
2004	20.21	13,542,076	273,645,486	1.01%	1.01%
2003	20.01	13,892,825	277,926,765	0.80%	0.79%

High Yield Bond
2007	$39.92	1,924,183	$76,816,614	7.58%	2.44%
2006	38.97	1,921,427	74,879,252	7.33%	9.42%
2005	35.61	2,046,323	72,878,683	7.05%	2.37%
2004	34.79	2,241,878	77,993,215	7.12%	9.42%
2003	31.79	2,290,346	72,817,214	7.37%	20.29%

Comstock (6)
2007	$12.44	6,703,119	$83,377,663	1.54%	(3.01%)
2006	12.83	4,730,546	60,669,698	1.76%	16.33%
2005	11.02	3,673,500	40,498,213	1.39%	4.36%
2004	10.56	4,333,807	45,781,297	1.88%	17.17%
2003	9.02	1,746,197	15,743,378	1.03%	31.38%

Mid-Cap Growth
2007	$10.50	6,666,596	$70,025,236	0.48%	22.92%
2006	8.55	6,053,274	51,728,324	0.23%	8.93%
2005	7.84	4,677,898	36,697,161	0.00%	17.90%
2004	6.65	3,056,878	20,339,747	0.00%	21.59%
2003	5.47	2,524,178	13,813,264	0.00%	30.39%

Real Estate
2007	$36.71	2,496,462	$91,656,848	1.02%	(16.16%)
2006	43.79	2,826,403	123,770,629	3.08%	38.06%
2005	31.72	2,853,932	90,522,273	0.89%	16.79%
2004	27.16	2,931,932	79,628,507	2.82%	37.62%
2003	19.74	2,443,728	48,227,396	3.26%	37.52%

Small-Cap Equity (7)
2007	$14.53	785,370	$11,413,846	0.24%	6.04%
2006	13.71	415,525	5,695,033	0.89%	18.68%
05/03/2005 - 12/31/2005	11.55	208,894	2,412,411	0.86%	15.48%

I
2007	$37.70	3,147,799	$118,662,254	2.05%	8.01%
2006	34.90	3,112,831	108,644,524	1.50%	26.78%
2005	27.53	2,849,925	78,457,074	1.57%	10.55%
2004	24.90	2,231,535	55,570,535	1.28%	24.00%
2003	20.08	1,975,752	39,679,031	1.27%	47.43%

II
2007	$27.81	1,388,785	$38,626,287	0.37%	22.43%
2006	22.72	1,586,739	36,046,654	0.63%	8.52%
2005	20.93	1,419,434	29,714,468	0.45%	13.92%
2004	18.38	1,456,339	26,762,771	0.30%	11.19%
2003	16.53	1,190,189	19,670,670	0.28%	34.58%

III
2007	$38.10	1,330,308	$50,686,469	0.00%	11.92%
2006	34.04	1,340,167	45,625,020	0.00%	16.35%
2005	29.26	1,366,693	39,991,343	0.00%	15.13%
2004	25.42	1,907,181	48,474,124	0.00%	9.33%
2003	23.25	1,680,154	39,059,365	0.00%	55.89%

V
2007	$16.94	1,446,522	$24,509,629	0.62%	5.44%
2006	16.07	1,549,298	24,896,714	0.55%	13.89%
2005	14.11	1,282,886	18,101,507	0.76%	7.81%
2004	13.09	696,561	9,116,719	0.81%	22.60%
2003	10.68	438,776	4,684,258	0.91%	29.65%

BlackRock Basic Value V.I. Class III (8)
2007	$12.63	397,583	$5,021,114	1.64%	1.53%
2006	12.44	234,578	2,917,816	4.02%	21.59%
02/15/2005 - 12/31/2005	10.23	14,023	143,454	2.48%	2.30%

BlackRock Global Allocation V.I. Class III (9)
2007	$14.85	793,421	$11,783,611	4.57%	16.75%
2006	12.72	349,576	4,446,773	3.86%	16.40%
02/15/2005 - 12/31/2005	10.93	265,340	2,899,576	7.00%	9.28%

Fidelity VIP Contrafund ® Service Class 2
2007	$15.02	3,792,886	$56,986,250	0.91%	17.30%
2006	12.81	2,446,046	31,329,827	1.02%	11.43%
02/15/2005 - 12/31/2005	11.49	1,902,907	21,872,725	0.00%	14.94%

Fidelity VIP Freedom Income Service Class 2 (4)
10/29/2007 - 12/31/2007	$10.03	1,143	$11,458	See Note (10)	(0.35%)

See Notes to Financial Statements	See explanation of references on SA-27

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

				Ratios of
	At the End of Each Year or Period			Investment
			Total	Income to
Variable Accounts		Total Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

Fidelity VIP Freedom 2010 Service Class 2 (4)
12/13/2007 - 12/31/2007	$9.91	8,484	$84,073	See Note (10)	(0.11%)

Fidelity VIP Freedom 2015 Service Class 2 (4)
10/26/2007 - 12/31/2007	$9.88	34,170	$337,562	See Note (10)	(2.12%)

Fidelity VIP Freedom 2020 Service Class 2 (4)
12/03/2007 - 12/31/2007	$9.83	9,549	$93,827	See Note (10)	(0.02%)

Fidelity VIP Freedom 2025 Service Class 2 (4)
11/09/2007 - 12/31/2007	$9.81	246,074	$2,413,927	See Note (10)	0.26%

Fidelity VIP Freedom 2030 Service Class 2 (4)
10/08/2007 - 12/31/2007	$9.76	13,972	$136,332	See Note (10)	(2.98%)

Fidelity VIP Growth Service Class 2
2007	$14.38	247,233	$3,556,222	0.19%	26.66%
2006	11.36	57,966	658,290	0.13%	6.57%
02/15/2005 - 12/31/2005	10.66	25,172	268,238	0.00%	6.56%

Fidelity VIP Mid Cap Service Class 2
2007	$15.04	2,090,850	$31,441,094	0.48%	15.34%
2006	13.04	1,357,809	17,702,724	0.18%	12.40%
02/15/2005 - 12/31/2005	11.60	1,326,555	15,386,821	0.00%	15.99%

Fidelity VIP Value Strategies Service Class 2
2007	$12.89	333,286	$4,297,443	0.46%	5.44%
2006	12.23	795,861	9,732,388	0.09%	16.01%
02/15/2005 - 12/31/2005	10.54	31,720	334,372	0.00%	5.41%

International Growth Service Class (4)
05/03/2007 - 12/31/2007	$11.97	866,820	$10,373,349	0.69%	16.76%

Risk-Managed Core Service Class (4)
06/21/2007 - 12/31/2007	$10.05	15,705	$157,855	2.17%	0.66%

Mid Cap Growth Service Class (4)
05/16/2007 - 12/31/2007	$11.08	82,577	$914,666	0.12%	8.83%

US Strategic Equity (4)
05/21/2007 - 12/31/2007	$9.44	3,462	$32,685	4.44%	(8.17%)

Legg Mason Partners Variable Aggressive Growth Class — II (4)
05/03/2007 - 12/31/2007	$9.72	8,141	$79,104	0.00%	(4.02%)

Legg Mason Partners Variable Mid Cap Core Class — II (4)
05/21/2007 - 12/31/2007	$9.78	12,558	$122,772	0.12%	(5.49%)

MFS New Discovery Series Service Class (4)
05/14/2007 - 12/31/2007	$9.53	22,449	$213,868	0.00%	(4.79%)

MFS Utilities Series Service Class (4)
05/11/2007 - 12/31/2007	$11.14	1,287,407	$14,336,747	0.00%	9.08%

OpCap Small Cap (4)
05/24/2007 - 12/31/2007	$9.54	14,693	$140,107	0.00%	(6.71%)

T. Rowe Price Blue Chip Growth — II
2007	$13.20	413,880	$5,461,697	0.07%	12.49%
2006	11.73	199,541	2,340,853	0.32%	9.33%
02/15/2005 - 12/31/2005	10.73	60,700	651,326	0.28%	7.30%

T. Rowe Price Equity Income — II
2007	$12.61	2,275,375	$28,700,715	1.49%	3.03%
2006	12.24	2,347,503	28,739,750	1.54%	18.65%
02/15/2005 - 12/31/2005	10.32	767,607	7,920,645	1.94%	3.19%

Van Eck Worldwide Hard Assets
2007	$25.96	2,428,039	$63,021,211	0.10%	45.36%
2006	17.86	2,181,931	38,961,582	0.03%	24.49%
02/15/2005 - 12/31/2005	14.34	850,416	12,197,923	0.00%	43.43%

ETF 2010 (4)
06/26/2007 - 12/31/2007	$9.91	7,562	$74,938	0.00%	(0.30%)

ETF 2015 (4)
06/11/2007 - 12/31/2007	$9.97	8,589	$85,629	0.00%	(1.77%)

ETF 2020 (4)
05/17/2007 - 12/31/2007	$9.89	35,447	$350,566	0.00%	(2.37%)

ETF 2025 (4)
05/29/2007 - 12/31/2007	$9.98	34,604	$345,351	0.00%	(2.63%)

ETF 2030 (4)
05/04/2007 - 12/31/2007	$9.84	57,090	$561,770	0.00%	(3.72%)

ETF 2040+ (4)
05/17/2007 - 12/31/2007	$9.74	29,044	$282,885	0.00%	(3.94%)

See Notes to Financial Statements	See explanation of references on SA-27

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)
Explanation of References for Financial Highlights on K-1 through K-4
(1)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets. These ratios are before the deduction of mortality and expense risk (“M&E”) fees that are assessed against policyholder accounts. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The ratios for periods of less than one full year are annualized.

(2)	Total returns reflect changes in unit value of the underlying portfolios/funds and do not include deductions at the separate account or policy level for any M&E fees, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Total returns for periods of less than one full year are not annualized.

(3)	Prior to 05/01/07, Small-Cap Growth Variable Account was named Fasciano Small Equity Variable Account. Prior to 05/01/2005, the variable account was named Aggressive Equity Variable Account.

(4)	Operations commenced during 2007 (See Note 1 to Financial Statements).

(5)	Prior to 01/01/2006, Large-Cap Growth Variable Account was named Blue Chip Variable Account.

(6)	Prior to 05/01/2003, Comstock Variable Account was named Strategic Value Variable Account.

(7)	Prior to 05/01/2007, Small-Cap Equity Variable Account was named VN Small-Cap Value Variable Account.

(8)	Prior to 10/01/2006, BlackRock Basic Value V.I. Class III Variable Account was named Mercury Basic Value V.I. Class III Variable Account. Prior to 05/01/2005, the variable account was named Merrill Lynch Basic Value V.I. Class III Variable Account.

(9)	Prior to 10/01/2006, BlackRock Global Allocation V.I. Class III Variable Account was named Mercury Global Allocation V.I. Class III Variable Account. Prior to 05/01/2005, the variable account was named Merrill Lynch Global Allocation V.I. Class III Variable Account.

(10)	The annualized investment income ratios for the periods from inception to December 31, 2007 were 20.70%, 43.03%, 17.79%, 24.07%, 13.39%, and 13.07% for the Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, and Fidelity VIP Freedom 2030 Service Class 2 Variable Accounts, respectively. If not annualized, the investment income ratios were 3.63%, 2.24%, 3.27%, 1.91%, 1.94% and 3.04%, respectively.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2007 is comprised of sixty-six subaccounts called Variable Accounts. The assets in each of the Variable Accounts invest in the corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of Pacific Select Fund, M Fund, Inc., BlackRock Variable Series Funds, Inc., Fidelity® Variable Insurance Products Funds, Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, MFS® Variable Insurance Trust, Premier VIT, T. Rowe Price Equity Series, Inc., Van Eck Worldwide Insurance Trust, and XTF Advisors Trust (collectively, the “Funds”) as presented in the Schedule of Investments in Section I of this brochure.
     Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are either included in Sections A through H of this brochure or provided separately and should be read in conjunction with the Separate Account’s financial statements.
     The Separate Account organized and registered with the Securities and Exchange Commission (“SEC”) twenty-two new Variable Accounts listed in the following table:

Commenced
Variable Accounts	Operations on

Floating Rate Loan	May 4, 2007
Fidelity VIP Freedom Income Service Class 2	October 29, 2007
Fidelity VIP Freedom 2010 Service Class 2	December 13, 2007
Fidelity VIP Freedom 2015 Service Class 2	October 26, 2007
Fidelity VIP Freedom 2020 Service Class 2	December 3, 2007
Fidelity VIP Freedom 2025 Service Class 2	November 9, 2007
Fidelity VIP Freedom 2030 Service Class 2	October 8, 2007
International Growth Service Class	May 3, 2007
Risk-Managed Core Service Class	June 21, 2007
Mid Cap Growth Service Class	May 16, 2007
US Strategic Equity	May 21, 2007
Legg Mason Partners Variable Aggressive Growth — Class II	May 3, 2007
Legg Mason Partners Variable Mid Cap Core — Class II	May 21, 2007
MFS New Discovery Series Service Class	May 14, 2007
MFS Utilities Series Service Class	May 11, 2007
OpCap Small Cap	May 24, 2007
ETF 2010	June 26, 2007
ETF 2015	June 11, 2007
ETF 2020	May 17, 2007
ETF 2025	May 29, 2007
ETF 2030	May 4, 2007
ETF 2040+	May 17, 2007
     The net assets of the Pacific Select Fund’s Concentrated Growth and Capital Opportunities Portfolios, the underlying portfolios for the Concentrated Growth and Capital Opportunities Variable Accounts, respectively, were transferred to the Pacific Select Fund’s Equity and Main Street Core Portfolios (the “2007 Surviving Portfolios”), the underlying portfolios for the Equity and Main Street Core Variable Accounts, respectively, in exchange for shares of the 2007 Surviving Portfolios (the “2007 Reorganization”). The 2007 Reorganization took place on April 30, 2007. In connection with the 2007 Reorganization, a total of 1,528,682 outstanding accumulation units (valued at $8,185,234) of the Concentrated Growth Variable Account were exchanged for 575,774 accumulation units with equal value of the Equity Variable Account; and a total of 1,209,146 outstanding accumulation units (valued at $12,366,072) of the Capital Opportunities Variable Account were exchanged for 222,822 accumulation units with equal value of the Main Street Core Variable Account.
     The net assets of the Pacific Select Fund’s Aggressive Growth and Financial Services Portfolios, the underlying portfolios for the Aggressive Growth and Financial Services Variable Accounts, respectively, were transferred to the Pacific Select Fund’s Mid-Cap Growth and Large-Cap Value Portfolios (the “2006 Surviving Portfolios”), the underlying portfolios for the Mid-Cap Growth and Large-Cap Value Variable Accounts, respectively, in exchange for shares of the 2006 Surviving Portfolios (the “2006 Reorganization”). The 2006 Reorganization took place on April 28, 2006. In connection with the 2006 Reorganization, a total of 1,006,002 outstanding accumulation units (valued at $10,233,550) of the Aggressive Growth Variable Account were exchanged for 1,187,650 accumulation units with equal value of the Mid-Cap Growth Variable Account; and a total of 732,657 outstanding accumulation units (valued at $8,957,429) of the Financial Services Variable Account were exchanged for 586,882 accumulation units with equal value of the Large-Cap Value Variable Account.
     The net assets of the Pacific Select Fund’s Equity Income Portfolio, the underlying Portfolio for Equity Income Variable Account, was substituted by Pacific Select Fund’s American Funds Growth-Income Portfolio, the underlying Portfolio of American Funds Growth-Income Variable Account (the “2006 Substitution”). The 2006 Substitution took place on April 28, 2006. In connection with the 2006 Substitution, a total of 1,488,874 outstanding accumulation units (valued at $20,419,717) of the Equity Income Variable Account were substituted by 1,763,883 accumulation units with equal value of the American Funds Growth-Income Variable Account.
     The Separate Account was established by Pacific Life Insurance Company (“Pacific Life”) on May 12, 1988 and commenced operations on November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Life.
     The Separate Account funds individual flexible premium variable life insurance policies issued by Pacific Life. The assets of the Separate Account are carried at market value.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
     A. Valuation of Investments
     Investments in shares of the Funds are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds are discussed in the notes to their financial statements.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
     B. Security Transactions and Investment Income
     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Separate Account for its share of dividends are reinvested in additional full and fractional shares of the related Portfolios.
     C. Federal Income Taxes
     The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the policies.
3. CHARGES AND EXPENSES
     With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums to help pay for costs of distributing the policies and to pay state and local premiums taxes, any other taxes that may be imposed, and to compensate Pacific Life for certain costs or lost investment opportunities resulting from our amortization and delayed recognition of certain policy expenses for Federal income tax purposes. Pacific Life also makes certain deductions from the net assets of each Variable Account for charges for the mortality and expense risks and administrative expenses Pacific Life assumes, cost of insurance, charges for optional benefits and any withdrawal and surrender charges. The operating expenses of the Separate Account are paid by Pacific Life.
4. RELATED PARTY AGREEMENT
     Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, services as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.
5. PURCHASES AND SALES OF INVESTMENTS
     The cost of purchases (excluding dividend reinvestments) and proceeds from sales of investments for the year or periods ended December 31, 2007, were as follows:

Variable Accounts	Purchases	Sales
Small-Cap Growth (1)	$7,758,301	$3,944,970
International Value	36,672,000	30,717,163
International Small-Cap	12,658,963	1,783,956
Equity Index	29,890,083	57,513,109
Small-Cap Index	31,289,518	61,026,424
Diversified Research	8,050,309	14,772,585
Equity	12,535,272	11,005,263
American Funds Growth-Income	36,783,794	25,803,521
American Funds Growth	36,145,721	38,916,052
Large-Cap Value	12,045,542	15,113,417
Technology	8,597,388	7,120,327
Short Duration Bond	14,120,394	15,121,006
Floating Rate Loan (2)	14,133,067	4,589,014
Diversified Bond	18,962,255	1,117,374
Growth LT	12,252,156	44,510,634
Focused 30	18,045,454	6,366,885
Health Sciences	4,711,242	3,637,138
Mid-Cap Value	24,269,047	18,934,848
Large-Cap Growth	9,123,878	18,261,838
International Large-Cap	23,798,804	33,232,818
Small-Cap Value	9,493,925	14,928,776
Multi-Strategy	3,549,772	15,085,565
Main Street Core	18,899,893	12,686,567
Emerging Markets	27,653,611	18,082,105
Managed Bond	53,756,845	24,019,731
Inflation Managed	24,550,859	20,100,860
Money Market	333,567,937	299,206,600
High Yield Bond	26,591,939	26,290,912
Comstock	30,280,499	3,735,103
Mid-Cap Growth	19,777,414	12,865,841
Real Estate	11,141,038	25,041,464
Small-Cap Equity (1)	6,894,770	1,514,555
I	25,941,519	24,208,506
II	4,416,704	9,128,344
III	24,841,950	25,388,684
V	3,665,432	5,353,747
BlackRock Basic Value V.I. Class III	4,340,019	2,203,725
BlackRock Global Allocation V.I. Class III	7,197,035	1,012,062
Fidelity VIP Contrafund® Service Class 2	22,736,566	4,041,190
Fidelity VIP Freedom Income Service Class 2 (2)	11,611	111
Fidelity VIP Freedom 2010 Service Class 2 (2)	84,166	—
Fidelity VIP Freedom 2015 Service Class 2 (2)	372,827	36,378
Fidelity VIP Freedom 2020 Service Class 2 (2)	94,251	372
Fidelity VIP Freedom 2025 Service Class 2 (2)	2,419,623	11,735
Fidelity VIP Freedom 2030 Service Class 2 (2)	139,337	341
Fidelity VIP Growth Service Class 2	2,949,538	433,780
Fidelity VIP Mid Cap Service Class 2	13,320,852	2,960,474
Fidelity VIP Value Strategies Service Class 2	10,423,469	16,467,488
International Growth Service Class (2)	10,828,941	1,065,698
Risk-Managed Core Service Class (2)	162,493	4,350
Mid Cap Growth Service Class (2)	921,676	49,020
US Strategic Equity (2)	47,235	14,452
Legg Mason Partners Variable Aggressive Growth Class — II (2)	1,298,710	1,183,696
Legg Mason Partners Variable Mid Cap Core Class — II (2)	151,114	24,022
MFS New Discovery Series Service Class (2)	251,542	34,065
MFS Utilities Series Service Class (2)	14,189,704	199,135
OpCap Small Cap (2)	161,113	17,029
T. Rowe Price Blue Chip Growth — II	27,150,773	24,310,192
T. Rowe Price Equity Income — II	17,541,774	18,404,889
Van Eck Worldwide Hard Assets	20,009,688	15,955,372
ETF 2010 (2)	77,436	2,088
ETF 2015 (2)	89,403	1,320
ETF 2020 (2)	437,656	80,896
ETF 2025 (2)	408,600	64,948
ETF 2030 (2)	740,597	162,842
ETF 2040+ (2)	325,334	37,441

(1)	Prior to May 1, 2007, the Small-Cap Growth and Small-Cap Equity Variable Accounts were named Fasciano Small Equity and VN Small-Cap Value Variable Accounts, respectively.

(2)	Operations commenced during 2007 (See Note 1 to Financial Statements).

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
6. CHANGES IN UNITS OUTSTANDING
     The changes in units outstanding for the years or periods ended December 31, 2007 and 2006, were as follows:

	2007			2006
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Small-Cap Growth (1)	1,328,245	(1,078,617)	249,628	1,183,129	(1,471,477)	(288,348)
International Value	3,613,315	(3,453,703)	159,612	3,266,578	(3,184,616)	81,962
International Small-Cap (2)	1,994,399	(1,040,736)	953,663	1,478,898	(230,027)	1,248,871
Equity Index	2,346,136	(2,818,358)	(472,222)	3,521,144	(4,091,145)	(570,001)
Small-Cap Index	5,200,162	(6,748,482)	(1,548,320)	6,744,476	(8,197,468)	(1,452,992)
Diversified Research	1,834,616	(2,281,739)	(447,123)	2,796,641	(2,634,540)	162,101
Equity	1,562,333	(1,454,993)	107,340	1,233,520	(1,906,741)	(673,221)
American Funds Growth-Income	3,864,346	(3,088,645)	775,701	4,021,867	(1,245,687)	2,776,180
American Funds Growth	6,462,193	(6,637,139)	(174,946)	3,478,056	(1,226,408)	2,251,648
Large-Cap Value	3,802,400	(3,990,480)	(188,080)	4,789,891	(5,067,162)	(277,271)
Technology	2,725,068	(2,587,133)	137,935	3,018,801	(2,372,214)	646,587
Short Duration Bond	2,099,182	(2,193,911)	(94,729)	2,080,756	(1,755,507)	325,249
Floating Rate Loan (3)	1,492,611	(529,620)	962,991
Diversified Bond (2)	2,197,179	(525,995)	1,671,184	1,251,450	(254,362)	997,088
Growth LT	1,528,998	(2,217,785)	(688,787)	2,369,682	(2,841,254)	(471,572)
Focused 30	3,200,064	(2,406,722)	793,342	5,009,603	(4,532,183)	477,420
Health Sciences	1,180,515	(1,106,060)	74,455	1,291,653	(1,163,762)	127,891
Mid-Cap Value	4,701,984	(4,507,228)	194,756	6,585,071	(6,509,583)	75,488
Large-Cap Growth	2,666,940	(3,784,818)	(1,117,878)	3,214,242	(2,199,524)	1,014,718
International Large-Cap	7,575,096	(8,276,120)	(701,024)	8,521,982	(7,320,730)	1,201,252
Small-Cap Value	2,789,105	(3,035,336)	(246,231)	2,570,119	(2,133,488)	436,631
Multi-Strategy	419,934	(641,403)	(221,469)	729,984	(1,037,943)	(307,959)
Main Street Core	857,901	(743,735)	114,166	715,908	(1,046,246)	(330,338)
Emerging Markets	3,297,383	(3,008,268)	289,115	4,037,081	(3,842,816)	194,265
Managed Bond	5,791,955	(5,040,503)	751,452	6,518,394	(5,987,184)	531,210
Inflation Managed	1,832,522	(1,716,114)	116,408	1,917,796	(1,906,112)	11,684
Money Market	41,973,985	(40,434,947)	1,539,038	37,259,145	(37,613,403)	(354,258)
High Yield Bond	1,358,115	(1,355,359)	2,756	1,452,013	(1,576,909)	(124,896)
Comstock	4,191,474	(2,218,901)	1,972,573	3,843,463	(2,786,417)	1,057,046
Mid-Cap Growth	6,065,688	(5,452,366)	613,322	7,247,004	(5,871,628)	1,375,376
Real Estate	1,732,006	(2,061,947)	(329,941)	2,051,186	(2,078,715)	(27,529)
Small-Cap Equity (1)	685,388	(315,543)	369,845	391,202	(184,571)	206,631
I	1,471,592	(1,436,624)	34,968	1,767,747	(1,504,841)	262,906
II	418,243	(616,197)	(197,954)	932,031	(764,726)	167,305
III	862,656	(872,515)	(9,859)	837,305	(863,831)	(26,526)
V	396,302	(499,078)	(102,776)	975,412	(709,000)	266,412
BlackRock Basic Value V.I. Class III (4)	534,033	(371,028)	163,005	385,151	(164,596)	220,555
BlackRock Global Allocation V.I. Class III (4)	600,505	(156,660)	443,845	303,941	(219,705)	84,236
Fidelity VIP Contrafund® Service Class 2	3,054,776	(1,707,936)	1,346,840	2,709,157	(2,166,018)	543,139
Fidelity VIP Freedom Income Service Class 2 (3)	1,154	(11)	1,143
Fidelity VIP Freedom 2010 Service Class 2 (3)	8,484	—	8,484
Fidelity VIP Freedom 2015 Service Class 2 (3)	36,931	(2,761)	34,170
Fidelity VIP Freedom 2020 Service Class 2 (3)	9,587	(38)	9,549
Fidelity VIP Freedom 2025 Service Class 2 (3)	247,965	(1,891)	246,074
Fidelity VIP Freedom 2030 Service Class 2 (3)	14,103	(131)	13,972
Fidelity VIP Growth Service Class 2	235,682	(46,415)	189,267	45,200	(12,406)	32,794
Fidelity VIP Mid Cap Service Class 2	1,410,663	(677,622)	733,041	1,403,588	(1,372,334)	31,254
Fidelity VIP Value Strategies Service Class 2	1,006,295	(1,468,870)	(462,575)	798,962	(34,821)	764,141
International Growth Service Class (3)	1,256,974	(390,154)	866,820
Risk-Managed Core Service Class (3)	16,147	(442)	15,705
Mid Cap Growth Service Class (3)	87,733	(5,156)	82,577
US Strategic Equity (3)	4,906	(1,444)	3,462
Legg Mason Partner Variable Aggressive Growth — Class II (3)	128,796	(120,655)	8,141
Legg Mason Partner Variable Mid Cap Core — Class II (3)	15,146	(2,588)	12,558
MFS New Discovery Series Service Class (3)	24,601	(2,152)	22,449
MFS Utilities Series Service Class (3)	1,315,413	(28,006)	1,287,407
OpCap Small Cap (3)	16,624	(1,931)	14,693
T. Rowe Price Blue Chip Growth — II	2,300,538	(2,086,199)	214,339	185,814	(46,973)	138,841
T. Rowe Price Equity Income — II	4,939,215	(5,011,343)	(72,128)	2,957,440	(1,377,544)	1,579,896
Van Eck Worldwide Hard Assets	1,998,450	(1,752,342)	246,108	2,956,922	(1,625,407)	1,331,515

See explanation of references on SA-31

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)

	2007			2006
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
ETF 2010 (3)	7,853	(291)	7,562
ETF 2015 (3)	8,730	(141)	8,589
ETF 2020 (3)	43,682	(8,235)	35,447
ETF 2025 (3)	41,124	(6,520)	34,604
ETF 2030 (3)	59,183	(2,093)	57,090
ETF 2040+ (3)	30,512	(1,468)	29,044

(1)	Prior to May 1, 2007, the Small-Cap Growth and Small-Cap Equity Variable Accounts were named Fasciano Small Equity and VN Small-Cap Value Variable Accounts, respectively.

(2)	Operations commenced on May 1, 2006.

(3)	Operations commenced during 2007 (See Note 1 to Financial Statements).

(4)	Prior to October 1, 2006, the BlackRock Basic Value V.I. Class III and BlackRock Global Allocation V.I. Class III Variable Accounts were named Mercury Basic Value V.I. Class III and Mercury Global Allocation V.I. Class III Variable Accounts, respectively.

INDEPENDENT AUDITORS’ REPORT
Pacific Life Insurance Company and Subsidiaries:
We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 1 to the consolidated financial statements, in 2007 the Company changed its method of accounting and reporting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts and for defined benefit pension and other postretirement plans.
As discussed in Note 6 to the consolidated financial statements, the accompanying consolidated financial statements have been reclassified to give effect to broker-dealer discontinued operations.
March 7, 2008

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2007	2006

	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$26,854	$25,783
Equity securities available for sale, at estimated fair value	409	428
Mortgage loans, net	4,585	3,567
Policy loans	6,410	6,068
Other investments	2,156	1,600

TOTAL INVESTMENTS	40,414	37,446
Cash and cash equivalents	521	1,341
Deferred policy acquisition costs	4,481	4,248
Other assets	1,482	1,262
Separate account assets	57,605	48,900

TOTAL ASSETS	$104,503	$93,197

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Policyholder account balances	$32,017	$30,744
Future policy benefits	6,025	5,341
Short-term and long-term debt	397	187
Other liabilities	1,878	1,748
Separate account liabilities	57,605	48,900

TOTAL LIABILITIES	97,922	86,920

Commitments and contingencies (Note 19)
Stockholder’s Equity:
Common stock — $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	505	505
Retained earnings	5,814	5,244
Accumulated other comprehensive income	232	498

TOTAL STOCKHOLDER’S EQUITY	6,581	6,277

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$104,503	$93,197

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
REVENUES
Policy fees and insurance premiums	$1,780	$1,538	$1,361
Net investment income	2,114	2,042	1,918
Net realized investment gain (loss)	(46)	62	23
Realized investment gain on interest in PIMCO		32	104
Investment advisory fees	327	319	249
Other income	98	47	23

TOTAL REVENUES	4,273	4,040	3,678

BENEFITS AND EXPENSES
Interest credited to policyholder account balances	1,266	1,219	1,198
Policy benefits paid or provided	855	780	706
Commission expenses	690	606	530
Operating expenses	740	630	642

TOTAL BENEFITS AND EXPENSES	3,551	3,235	3,076

INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	722	805	602
Provision for income taxes	98	198	100

INCOME FROM CONTINUING OPERATIONS	624	607	502
Cumulative adjustment due to change in accounting principle			(2)
Minority interest	(36)	(13)	(1)
Discontinued operations, net of taxes	11	(4)	43

NET INCOME	$599	$590	$542

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

					Accumulated Other
					Comprehensive Income (Loss)
					Unrealized
					Gain (Loss) on
					Derivatives
			Unearned		and Securities
	Common	Paid-in	ESOP	Retained	Available for	Other,
	Stock	Capital	Shares	Earnings	Sale, Net	Net	Total

	(In Millions)
BALANCES, JANUARY 1, 2005	$30	$497	($17)	$4,297	$909	$124	$5,840
Comprehensive income (loss):
Net income				542			542
Other comprehensive loss, net					(227)	(46)	(273)

Total comprehensive income							269
Other equity adjustments		5	9				14

BALANCES, DECEMBER 31, 2005	30	502	(8)	4,839	682	78	6,123
Comprehensive income (loss):
Net income				590			590
Other comprehensive loss, net					(246)	(16)	(262)

Total comprehensive income							328
Dividends paid				(185)			(185)
Other equity adjustments		3	8				11

BALANCES, DECEMBER 31, 2006	30	505	0	5,244	436	62	6,277
Comprehensive income (loss):
Net income				599			599
Other comprehensive loss, net					(250)	(16)	(266)

Total comprehensive income							333
Cumulative effect of adoption of new accounting principle, net of tax				(29)			(29)

BALANCES, DECEMBER 31, 2007	$30	$505	$0	$5,814	$186	$46	$6,581

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income excluding discontinued operations	$588	$594	$499
Adjustments to reconcile net income excluding discontinued operations to net cash provided by operating activities:
Net accretion on fixed maturity securities	(150)	(126)	(96)
Depreciation and other amortization	66	63	34
Deferred income taxes	1	49	61
Net realized investment (gain) loss	46	(62)	(23)
Realized investment gain on interest in PIMCO		(32)	(104)
Net change in deferred policy acquisition costs	(302)	(496)	(452)
Interest credited to policyholder account balances	1,266	1,219	1,198
Change in future policy benefits and other insurance liabilities	666	502	172
Other operating activities, net	(58)	294	316

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	2,123	2,005	1,605
Net cash used in operating activities of discontinued operations	(71)	(16)	(75)

NET CASH PROVIDED BY OPERATING ACTIVITIES	2,052	1,989	1,530

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(5,885)	(5,037)	(4,061)
Sales	2,041	2,039	1,509
Maturities and repayments	2,718	2,937	2,381
Repayments of mortgage loans	439	1,330	423
Purchases of mortgage loans and real estate	(1,658)	(1,140)	(1,153)
Change in policy loans	(342)	(164)	(275)
Interest in PIMCO		88	266
Purchases and terminations of derivative instruments	(58)	(9)	105
Change in collateral received or pledged	17	143	(317)
Other investing activities, net	(222)	(237)	(421)

NET CASH USED IN INVESTING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	(2,950)	(50)	(1,543)
Net cash provided by (used in) investing activities of discontinued operations	76	(9)	(3)

NET CASH USED IN INVESTING ACTIVITIES	(2,874)	(59)	(1,546)

(Continued)
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2007	2006	2005

	(In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$6,876	$4,760	$5,275
Withdrawals	(7,131)	(5,940)	(5,389)
Net change in short-term debt	100
Issuance of long-term debt	136	9	2
Payments of long-term debt	(33)	(19)	(23)
Dividends paid		(169)
Other financing activities, net	54	11	10

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	2	(1,348)	(125)

Net change in cash and cash equivalents	(820)	582	(141)
Cash and cash equivalents, beginning of year	1,341	759	900

CASH AND CASH EQUIVALENTS, END OF YEAR	$521	$1,341	$759

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid, net	$155	$44	$231
Interest paid	$19	$16	$16

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the California Department of Insurance and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, individual annuities, mutual funds, and pension and institutional products. Pacific Life’s primary business operations provide life insurance products, individual annuities and mutual funds, and offer to individuals, businesses, and pension plans a variety of investment products and services.

Pacific Life transferred its legal domicile from the State of California to the State of Nebraska effective September 1, 2005. PMHC transferred its state of legal domicile from the State of California to the State of Nebraska, effective June 29, 2007, to reunite PMHC and Pacific Life under one regulatory authority.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life and its subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) in which the Company was determined to be the primary beneficiary. All significant intercompany transactions and balances have been eliminated. Included in other liabilities is minority interest of $181 million and $92 million as of December 31, 2007 and 2006, respectively.

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI), which is a comprehensive basis of accounting other than U.S. GAAP (Note 2). These consolidated financial statements materially differ from those filed with regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as significant, as they involve a higher degree of judgment and are subject to a significant degree of variability:
•	The fair value of investments in the absence of quoted market values

•	Investment impairments

•	Application of the consolidation rules to certain investments

•	The fair value of and accounting for derivatives

•	The capitalization and amortization of deferred policy acquisition costs (DAC)

•	The liability for future policyholder benefits

•	Accounting for income taxes and the valuation of deferred income tax assets and liabilities and unrecognized tax benefits

•	Accounting for reinsurance transactions

•	Litigation and other contingencies

Certain reclassifications have been made to the 2006 and 2005 consolidated financial statements to conform to the 2007 financial statement presentation. The most significant conforming reclassification was reflecting the Company’s broker-dealer operations as a discontinued operation (Note 6).

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Effective December 31, 2007, the Company adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standard (SFAS) No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans. This statement requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in its statement of financial condition and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. The Company’s adoption of SFAS No. 158 resulted in a reduction to other comprehensive income (OCI) of $20 million, net of taxes.

Effective January 1, 2007, the Company adopted FASB Interpretation No. (FIN) 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109. FIN 48 presents a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. There is a two-step evaluation process. The first step is recognition and a company must determine whether it is more likely than not that a tax position will be sustained. The second step is measurement. A tax position that meets the more likely than not recognition threshold should be measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company’s policy is to recognize interest expense and penalties related to unrecognized tax benefits as a component of the provision for income taxes. The adoption of FIN 48 had no impact on the Company’s consolidated financial statements, and therefore, there was no cumulative effect related to the adoption of FIN 48.

Effective May 2, 2007, the Company adopted FASB Staff Position (FSP) No. FIN 48-1, Definition of Settlement in FASB Interpretation No. 48. This FSP amends FIN 48 to provide guidance on how to determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits. This statement is effective upon the initial adoption of FIN 48 with retrospective application if the provisions of this FSP were not previously applied. The adoption of this FSP had no impact on the Company’s consolidated financial statements, and therefore, there was no retrospective adjustment.

Effective January 1, 2007, the Company adopted SFAS No. 155, Accounting for Certain Hybrid Instruments. SFAS No. 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125. SFAS No. 155 (i) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (ii) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; (iii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iv) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (v) amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity (SPE) from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. The adoption of SFAS No. 155 did not have a material impact on the Company’s consolidated financial statements.

Effective January 1, 2007, the Company adopted American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. This SOP provides guidance on accounting for DAC on internal replacements on insurance and investment contracts other than those described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the AICPA issued related Technical Practice Aids (TPAs) to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1. The adoption of SOP 05-1 and the related TPAs resulted in a reduction to DAC and the Company recorded a cumulative effect adjustment of $29 million, net of taxes, which was recorded as a reduction to retained earnings.
In April 2006, the FASB issued FSP FIN 46(R)-6, Determining the Variability to Be Considered in Applying FASB Interpretation No. 46(R). This FSP addresses how an entity determines the variability to be considered in applying FIN 46 (revised December 2003), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46(R)). The variability affects the determination of whether an entity is a VIE, which interests are variable interests in an entity, and which party is the primary beneficiary of the VIE. That variability affects any calculation of expected losses and expected residual returns, if such a calculation is necessary. FSP FIN 46(R)-6 was effective for the Company beginning July 1, 2006. Adoption did not impact the Company’s consolidated financial statements.

Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections. This statement changes the requirements for the accounting for and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle as well as changes required by a new accounting pronouncement. It establishes, unless impracticable, retrospective application as the required method for reporting a change in accounting principle in the absence of explicit transition requirements specific to a newly adopted accounting principle.

Effective January 1, 2006, the Company adopted FSP SFAS No. 115-1 and SFAS No. 124-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. The guidance within this FSP is applicable to debt and equity securities that are within the scope of SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. This FSP nullifies certain requirements of Emerging Issues Task Force (EITF) Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments, regarding the recognition of other than temporary impairments and restores the guidance for determination of other than temporary impairment to SFAS No. 115, EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets, and Accounting Principles Board Opinion No. 18, The Equity Method of Accounting for Investments in Common Stock. This FSP adopts the disclosure requirements of EITF Issue No. 03-1. For other than temporarily impaired debt securities, the investor will account for the debt security as if the debt security was purchased on the measurement date of the other than temporary impairment. The discount recorded for the debt security will be amortized over the remaining life of the debt security as a yield adjustment. Adoption did not have a material impact on the Company’s consolidated financial statements.

Under FIN 46, Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51, the consolidation requirements for the Company’s VIEs, created prior to December 31, 2003, were applied effective January 1, 2005. The Company determined that it is the primary beneficiary of a Collateralized Debt Obligation (CDO) VIE of high-yield debt securities that it sponsored in 1998 (Note 4). In accordance with the transition provisions of FIN 46(R), the Company increased assets $67 million, liabilities $65 million, including non-recourse debt of $62 million, accumulated other comprehensive income (AOCI) $4 million and decreased net income by $2 million as a cumulative adjustment due to a change in accounting principle upon the adoption of FIN 46(R).

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51. SFAS No. 160 improves the relevance, comparability and transparency of the financial information that a company provides in its consolidated financial statements by establishing accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. This statement is effective beginning January 1, 2009. The Company is evaluating the impact of SFAS No. 160 on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations, which replaces SFAS No. 141, Business Combinations. SFAS No. 141(R) establishes principles and requirements for how the acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree, recognizes and measures the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This statement is effective beginning January 1, 2009. The Company is evaluating the impact of SFAS No. 141(R) on its consolidated financial statements.

In April 2007, the FASB issued FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39. FSP FIN 39-1 amends FIN No. 39, Offsetting of Amounts Related to Certain Contracts, to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP FIN 39-1 also amends FIN 39 for certain terminology modifications. This statement permits offsetting of fair value amounts recognized for derivative instruments under master netting arrangements. FSP FIN 39-1 is effective beginning January 1, 2008 and adoption is not expected to have a material impact on the Company’s consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an amendment of FASB Statement No. 115. This statement permits companies to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. This statement also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. This statement is effective beginning January 1, 2008. Adoption of SFAS No. 159 is not expected to have any impact on the Company’s consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. This statement creates a common definition of fair value to be used throughout U.S. GAAP. SFAS No. 157 will apply whenever another standard requires or permits assets or liabilities to be measured at fair value, with certain exceptions. The standard establishes a hierarchy for determining fair value, which emphasizes the use of observable market data whenever available. The statement also requires expanded disclosures, which include the extent to which assets and liabilities are measured at fair value, the methods and assumptions used to measure fair value and the effect of fair value measures on earnings. This statement is effective beginning January 1, 2008. Adoption is not expected to have a material impact on the Company’s consolidated financial statements.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to DAC and future policy benefits, recorded as a component of OCI. For mortgage-backed securities and asset-backed securities (ABS) included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

The estimated fair value of fixed maturity and equity securities is generally obtained from independent pricing services. For fixed maturity securities not able to be priced by independent services (generally private placement and low volume traded securities), an internally developed matrix is used. The matrix utilizes the fair market yield curves, provided by a major independent data service, which determines the discount yield based upon the security’s weighted-average life, rating, and liquidity spread. The estimated fair value of the security is calculated as the present value of the estimated cash flows discounted at the yield determined above. For those securities not priced externally or by the matrix, the estimated fair value is internally determined, utilizing various techniques in valuing complex investments with variable cash flows. Equity securities available for sale include common stocks that have a readily determinable fair value and perpetual preferred stocks.

The following table identifies the estimated fair value of fixed maturity securities by pricing sources:

	December 31, 2007		December 31, 2006
	Fixed Maturities	% of	Fixed Maturities	% of
	at Estimated	Estimated	at Estimated	Estimated
	Fair Value	Fair Value	Fair Value	Fair Value

	(In Millions)
Independent market quotations	$19,815	73.8%	$19,708	76.4%
Matrix-priced	5,743	21.4%	5,455	21.2%
Other methods	1,296	4.8%	620	2.4%

	$26,854	100.0%	$25,783	100.0%

The matrix-priced securities primarily consist of private placements and have an average duration of four and a half years as of December 31, 2007 and 2006.

The Company assesses whether other than temporary impairments have occurred based upon the Company’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value. All securities with a gross unrealized loss at the consolidated statement of financial condition date are subjected to the Company’s process for identifying other than temporary impairments. The Company considers a wide range of factors, as described below, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in the Company’s evaluation of each security are assumptions and estimates about the operations of the issuer and its future earnings potential.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:
•	The duration and extent that the estimated fair value has been below net carrying amount

•	Industry factors or conditions related to a geographic area that are negatively affecting the security

•	Underlying valuation of assets specifically pledged to support the credit

•	Past due interest or principal payments or other violation of covenants

•	Deterioration of the overall financial condition of the specific issuer

•	Downgrades by a rating agency

•	Ability and intent to hold the investment for a period of time to allow for a recovery of value

•	Fundamental analysis of the liquidity and financial condition of the specific issuer
Also, the Company estimates the cash flows over the life of certain purchased beneficial interests in securitized financial assets. Based upon current information and events, if the estimated fair value of its beneficial interests is less than or equal to its net carrying amount and if there has been an adverse change in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other than temporary impairment is recognized.

Securities and purchased beneficial interests that are deemed to be other than temporarily impaired are written down to estimated fair value in the period the securities or purchased beneficial interest are deemed to be impaired.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss). The Company also includes other than temporary impairment write-downs in net realized investment gain (loss).

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees, valuation allowances and write-downs. Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans deemed to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s estimate of the present value of the expected future cash flows discounted at the current market rate. Changes to the valuation allowance are recorded in net realized investment gain (loss). Policy loans are stated at unpaid principal balances.

Other investments primarily consist of partnership and joint ventures, real estate investments, derivative instruments, non marketable equity securities, and low income housing related investments qualifying for tax credits (LIHTC). Partnership and joint venture interests where the Company does not have a controlling interest or majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position. Real estate investments are carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss). Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received, in accordance with legally enforceable counterparty master netting agreements (Note 9).

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated cost basis adjustment to the hedged item is amortized into net investment income or interest credited to policyholder account balances over its remaining life.

Investments in LIHTC are recorded under either the effective interest method, if they meet certain requirements, including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income, and the related tax credits are recorded in the provision for income taxes. The amortization recorded in net investment income was $20 million, $24 million and $23 million for the years ended December 31, 2007, 2006 and 2005, respectively.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. DAC related to internally replaced contracts (as defined by SOP 05-1), is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract. However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed. As of December 31, 2007 and 2006, the carrying value of DAC was $4.5 billion and $4.2 billion, respectively (Note 7).

For universal life (UL), variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts. Actual gross margins or profits can vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.
Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges up to 8.0%.

A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to future EGPs to the extent that actual or anticipated experience necessitates such a prospective change (Note 7).

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company offers a sales inducement to the policyholder where the policyholder receives a bonus credit, typically ranging from 4.0% to 5.0% of each deposit. The capitalized sales inducement balances included in the DAC asset were $552 million and $538 million as of December 31, 2007 and 2006, respectively.

GOODWILL FROM ACQUISITIONS

The Company’s acquisitions are accounted for under the purchase method of accounting. Goodwill from acquisitions, included in other assets, totaled $15 million and $22 million as of December 31, 2007 and 2006, respectively. There were no goodwill impairment write-downs from continuing operations during the years ended December 31, 2007, 2006 and 2005.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and investment-type contracts, such as funding agreements, fixed account liabilities and guaranteed interest contracts (GICs), are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments. Interest credited to these contracts primarily ranged from 2.0% to 8.0%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement and structured settlement annuities, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses. Interest rates used in establishing such liabilities ranged from 1.6% to 11.0%.

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or unearned revenue reserves, are recognized in income over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.

Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 4.5% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits.

As of December 31, 2007 and 2006, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

REVENUES, BENEFITS AND EXPENSES

Insurance premiums, annuity contracts with life contingencies and traditional life and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for liabilities for future policy benefits, expenses of contract administration and the amortization of DAC.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in revenue over the periods benefited. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts.

Investment advisory fees are primarily fees earned from the Pacific Select Fund, the investment vehicle provided to the Company’s variable universal life (VUL) and variable annuity contract holders. These fees are based upon the net asset value of the underlying portfolios, and are recorded as earned. Related subadvisory expense is included in operating expenses and recorded when incurred.

DEPRECIATION AND AMORTIZATION

Depreciation of investment real estate is computed using the straight-line method over estimated useful lives, which range from 5 to 30 years. Depreciation of investment real estate is included in net investment income. Certain other assets are depreciated or amortized using the straight-line method over estimated useful lives, which range from 3 to 40 years. Depreciation and amortization of certain other assets are included in operating expenses.

INCOME TAXES

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life and its wholly owned, Arizona domiciled life insurance subsidiary, Pacific Life & Annuity Company (PL&A), and Pacific Alliance Reinsurance Company of Vermont (PAR Vermont), a Vermont-based life reinsurance company wholly owned by Pacific Life, are taxed as life insurance companies for Federal income tax purposes. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or, if necessary, file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated tax expense or benefit based principally on the effect of including their operations in PMHC’s returns under a tax sharing agreement. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets and liabilities are recorded at estimated fair value and represent legally segregated contract holder funds. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

In accordance with SOP 03-1, Accounting and Reporting by Insurance Enterprises for Certain Non Traditional Long-Duration Contracts and for Separate Accounts, for separate account funding agreements where the Company provides a guarantee of principal and interest to the contract holder and the Company bears all the risks and rewards of the investments underlying the separate account, the related investments and liabilities are recognized as investments and liabilities in the consolidated statements of financial condition. Revenue and expenses are recognized within the respective revenue, and benefit and expense lines in the consolidated statements of operations.
FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 8, 9 and 12, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

2.	STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS

STATUTORY ACCOUNTING PRACTICES

Pacific Life prepares its regulatory statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

As a result of Pacific Life’s use of a NE DOI permitted accounting practice and a NE DOI prescribed accounting practice that differs from statutory accounting practices adopted by the National Association of Insurance Commissioners (NAIC), Pacific Life’s statutory capital and surplus as of December 31, 2007 did not reflect a net unrealized loss of $45 million. This net unrealized loss primarily relates to certain statutory separate account assets that are carried at book value instead of estimated fair value. Pacific Life’s statutory capital and surplus as of December 31, 2006 did not reflect a net gain of $5 million related to these practices.

STATUTORY NET INCOME AND SURPLUS

Statutory net income of Pacific Life was $362 million, $362 million and $234 million for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory capital and surplus of Pacific Life was $3,708 million and $3,218 million as of December 31, 2007 and 2006, respectively.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2007 and 2006, Pacific Life, PL&A and PAR Vermont exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws. These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Generally, these restrictions pose no short-term liquidity concerns for

Pacific LifeCorp. Based on these restrictions and 2007 statutory results, Pacific Life could pay $350 million in dividends in 2008 to Pacific LifeCorp without prior approval from the NE DOI, subject to the notification requirement.
During the year ended December 31, 2006, Pacific Life paid two dividends totaling $185 million to Pacific LifeCorp; a $25 million dividend, consisting of $9 million in cash and a real estate investment with an estimated fair value of $16 million, and a $160 million cash dividend. No dividends were paid during 2007 and 2005.

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2007 statutory results, PL&A could pay $6 million in dividends to Pacific Life in 2008 without prior regulatory approval. No dividends were paid during 2007, 2006 and 2005.

3.	CLOSED BLOCK

In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $284 million and $280 million as of December 31, 2007 and 2006, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $308 million and $306 million as of December 31, 2007 and 2006, respectively. The net contribution to income from the Closed Block was insignificant for the years ended December 31, 2007, 2006 and 2005.

4.	VARIABLE INTEREST ENTITIES

The following table presents, as of December 31, 2007 and 2006, the total assets and maximum exposure to loss relating to VIEs, which the Company (i) has consolidated because it is the primary beneficiary or (ii) holds a significant variable interest, but has not consolidated because it is not the primary beneficiary:

	Primary Beneficiary		Not Primary Beneficiary
		Maximum		Maximum
	Total	Exposure to	Total	Exposure to
	Assets	Loss	Assets	Loss

	(In Millions)
December 31, 2007:
Private equity fund	$194	$25
Warehouse facility	18	5
Collateralized debt obligations	6	3
Asset-backed securities			$3,816	$187

Total	$218	$33	$3,816	$187

December 31, 2006:
Private equity fund	$98	$13
Collateralized debt obligations	27	3	$50	$1
Asset-backed securities			2,466	266
Asset Management Finance Corp.			128	55

Total	$125	$16	$2,644	$322

PRIVATE EQUITY FUND
Private equity fund is a limited partnership that was established in July 2005 and is the general partner of two funds that invest in private equity funds for outside investors. The Company provides investment management services to the fund for a fee and receives carried interest based upon the performance of the fund. The Company has not guaranteed the performance, liquidity or obligations of the fund, and the Company’s maximum exposure to loss is equal to the carrying amounts. The Company was determined to be the primary beneficiary of this VIE and it is consolidated into the financial statements of the Company.
WAREHOUSE FACILITY
The Company determined that it was the primary beneficiary of a warehouse facility that it sponsored in 2007 for the purpose of issuing a collateralized loan obligation. The Company has not guaranteed the performance, liquidity or obligations of the warehouse facility. The maximum exposure to loss is limited to the carrying amounts of the retained interests, which represent the equity in the facility. This facility was consolidated into the financial statements of the Company. Non-recourse debt consolidated from the facility was $13 million as of December 31, 2007.
COLLATERALIZED DEBT OBLIGATIONS
The Company is the collateral manager and beneficial interest holder of CDOs of high yield debt securities. As the collateral manager, the Company earns management fees on the outstanding asset balance, which are recorded in net investment income as earned. The collateral management fees were insignificant for the years ended December 31, 2007, 2006 and 2005. The Company has not guaranteed the performance, liquidity or obligations of the CDO. The maximum exposure to loss is limited to the carrying amounts of retained interests.
The Company determined that it is the primary beneficiary of a CDO that it sponsored in 1998 and it is consolidated into the financial statements of the Company. Non-recourse debt consolidated from this CDO was $2 million and $22 million as of December 31, 2007 and 2006, respectively. There were two other CDOs not consolidated by the Company as the Company had determined that it was not the primary beneficiary of these entities. These two entities were fully repaid during the year ended December 31, 2007, and the Company is no longer the collateral manager.
ASSET-BACKED SECURITIES
As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests in ABS. These beneficial interests are issued from bankruptcy-remote SPEs, which are collateralized by financial assets including corporate debt. The Company has not guaranteed the performance, liquidity or obligations of the SPEs, and the Company’s maximum exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The ABS investments are not consolidated by the Company as the Company has determined that it is not the primary beneficiary of these entities.
ASSET MANAGEMENT FINANCE CORP.
On August 1, 2007, Pacific Life sold its 43% common stock ownership in Asset Management Finance Corp. (AMFC), a financial advisor for investment management firms, and recognized a pre-tax gain of $16 million. Pacific Life was determined not to be the primary beneficiary of the VIE and AMFC was not consolidated into the financial statements of the Company. As of December 31, 2007 and 2006, $20 million in subordinated debt that Pacific Life funded to AMFC was outstanding.
5.	INTEREST IN PIMCO
The Company owns a beneficial economic interest in Pacific Investment Management Company LLC (PIMCO) through Allianz Global Investors of America LLC (interest in PIMCO). PIMCO offers investment products through managed accounts and institutional, retail and offshore mutual funds. The interest in PIMCO is reported in other investments at estimated fair value, as determined by the put and call option price described below, with changes in estimated fair value reported as a component of OCI, net of taxes. As of December 31, 2007 and 2006, the interest in PIMCO had an estimated fair value of $288 million and $286 million, respectively.

In May 2000, Allianz of America, Inc. (Allianz), a subsidiary of Allianz SE, acquired substantially all interests in PIMCO, other than those beneficially owned by the Company. In connection with this transaction, the interest in PIMCO is subject to a Continuing Investment Agreement (Agreement) with Allianz that provides for put options held by the Company, and call options held by Allianz. The per unit value, as determined by a formula in the Agreement, is subject to a cap and a floor of $600,000 and $500,000 per unit, respectively. The per unit value reached the cap of $600,000 as of June 30, 2007 and was $600,000 as of December 31, 2007 and $596,084 as of December 31, 2006. In January 2005, the Company and Allianz reached an agreement whereby Allianz agreed to pay an additional $5,373 per unit for all of the Company’s interest in PIMCO. The higher unit price was applied retroactively to all units previously sold and will be applied prospectively to the sale of all remaining units. The Company recognized a pre-tax gain of $1 million and $17 million during the years ended December 31, 2006 and 2005, respectively, related to this agreement.
During the year ended December 31, 2006, Allianz exercised a call option of $88 million to purchase a portion of the Company’s interest in PIMCO. The pre-tax gain recognized for the year ended December 31, 2006 was $31 million.
During the year ended December 31, 2005, Allianz exercised a call option and bought approximately $250 million of the Company’s interest in PIMCO. The pre-tax gain recognized for the year ended December 31, 2005 was $87 million.
During the first quarter of 2008, the Company exercised a put option and sold all of its remaining interest in PIMCO to Allianz for $288 million.
6.	DISCONTINUED OPERATIONS
The Company’s broker-dealer operations and group insurance business have been reflected as discontinued operations in the Company’s consolidated financial statements. Discontinued operations do not include the operations of Pacific Select Distributors, Inc. (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, which primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by the Company, and mutual funds.
In March 2007, the Company classified its broker-dealer subsidiaries, other than PSD, as held for sale. On June 20, 2007, a transaction closed whereby the Company sold certain of these broker-dealer subsidiaries to an unrelated third-party. Proceeds from the sale included cash of $53 million and a common stock interest in the buyer’s parent of $57 million. A pre-tax gain of $54 million was recognized from this sale. On December 31, 2007, a transaction closed whereby the Company sold another one of its broker-dealer subsidiaries to subsidiary management. The Company incurred a pre-tax loss of $1 million from this transaction. As of December 31, 2007, one broker-dealer subsidiary remained classified as held for sale. On February 1, 2008, the Company signed a definitive agreement to sell this held for sale subsidiary to an unrelated third-party. The Company does not anticipate incurring a significant loss from this transaction. The transaction is expected to close in the first quarter of 2008, subject to regulatory approval.
On April 27, 2005 (Closing Date), the Company sold its group insurance business to an unrelated third-party. The transaction is structured as a coinsurance arrangement whereby the Company cedes to the buyer future premiums received for its existing group insurance business and the buyer assumes future claim liabilities following the Closing Date. Group insurance business liabilities arising prior to the Closing Date will not be reinsured. The buyer also obtained renewal rights for the existing business as of the Closing Date.

Operating results of discontinued operations were as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Revenues	$276	$395	$582
Benefits and expenses	300	401	543

Income (loss) from discontinued operations	(24)	(6)	39
Provision (benefit) for income taxes	(8)	(2)	14

Income (loss) from discontinued operations, net of tax	(16)	(4)	25

Net gain on sale of discontinued operations	53		28
Provision for income taxes	26		10

Net gain on sale of discontinued operations, net of taxes	27	—	18

Discontinued operations, net of taxes	$11	($4)	$43

Revenues from the group insurance business were zero, $5 million and $221 million and from the broker-dealer operations were $276 million, $390 million and $361 million for the years ended December 31, 2007, 2006 and 2005, respectively. Benefits and expenses from the group insurance business were zero, $6 million and $185 million and from the broker-dealer operations were $300 million, $395 million and $358 million for the years ended December 31, 2007, 2006 and 2005, respectively.
The following describes the significant accounting policies for the Company’s discontinued operations. Group business insurance premiums are recognized as revenue when due. Commission revenues from the broker-dealer operations are generally recorded on the trade date. Benefits and expenses, including commission expenses are recorded when incurred.
Assets and liabilities from discontinued operations are included in other assets and other liabilities, respectively. Assets and liabilities as of December 31, 2007 are all held for sale except for $4 million of other assets and $24 million of other liabilities related to discontinued operations that have been sold. Assets and liabilities were all held for sale as of December 31, 2006. Major classes of assets and liabilities related to discontinued operations were as follows:

	December 31,
	2007	2006

	(In Millions)
Investments	$23	$17
Cash and cash equivalents	1	55
Other assets	20	57

Total assets	$44	$129

Short-term debt	$18	$12
Other liabilities	38	48

Total liabilities	$56	$60

7.	DEFERRED POLICY ACQUISITION COSTS
Components of DAC are as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Balance, January 1	$4,248	$3,787	$3,278
Cumulative pre-tax effect of adoption of new accounting principle (Note 1)	(45)
Additions:
Capitalized during the year	852	999	906
Amortization:
Allocated to commission expenses	(432)	(399)	(355)
Allocated to operating expenses	(118)	(104)	(99)

Total amortization	(550)	(503)	(454)

Allocated to OCI	(24)	(35)	57

Balance, December 31	$4,481	$4,248	$3,787

During the years ended December 31, 2007, 2006 and 2005, the Company revised certain assumptions to develop EGPs for its products subject to DAC amortization (Note 1). This resulted in decreases in DAC amortization expense of $12 million and $16 million for the years ended December 31, 2007 and 2006, respectively, and an increase in DAC amortization expense of $29 million for the year ended December 31, 2005. The revised EGPs also resulted in decreased amortization of unearned revenue of $15 million for the year ended December 31, 2007 and increased amortization of unearned revenue of $4 million and $5 million for the years ended December 31, 2006 and 2005, respectively.
8.	INVESTMENTS
The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and changes in the estimated fair value of fixed maturity securities attributable to the hedged risk in a fair value hedge. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
December 31, 2007:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$38	$5		$43
Obligations of states and political subdivisions	1,008	160	$2	1,166
Foreign governments	253	37		290
Corporate securities	16,047	501	203	16,345
Mortgage-backed and asset-backed securities	8,684	180	172	8,692
Redeemable preferred stock	327	10	19	318

Total fixed maturity securities	$26,357	$893	$396	$26,854

Total equity securities	$437	$5	$33	$409

December 31, 2006:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$45	$5		$50
Obligations of states and political subdivisions	1,220	205	$4	1,421
Foreign governments	332	32	1	363
Corporate securities	15,455	521	133	15,843
Mortgage-backed and asset-backed securities	7,740	165	102	7,803
Redeemable preferred stock	283	21	1	303

Total fixed maturity securities	$25,075	$949	$241	$25,783

Total equity securities	$407	$27	$6	$428

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2007, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
Due in one year or less	$1,159	$20	$5	$1,174
Due after one year through five years	5,722	201	30	5,893
Due after five years through ten years	5,833	145	81	5,897
Due after ten years	4,959	347	108	5,198

	17,673	713	224	18,162
Mortgage-backed and asset-backed securities	8,684	180	172	8,692

Total	$26,357	$893	$396	$26,854

The following tables present the number of investments, and the estimated fair value and gross unrealized losses for fixed maturity and other securities, which include equity securities available for sale and other cost method investments, where the estimated fair value has declined and remained below the net carrying amount.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Millions)
December 31, 2007:
Obligations of states and political subdivisions	14	$61	($2)
Corporate securities	636	6,131	(203)
Mortgage-backed and asset-backed securities	454	4,731	(172)
Redeemable preferred stock	16	211	(19)

Total fixed maturity securities	1,120	11,134	(396)
Total other securities	57	378	(40)

Total	1,177	$11,512	($436)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Millions)			(In Millions)
December 31, 2007:
Obligations of states and political subdivisions				14	$61	($2)
Corporate securities	386	$3,572	($112)	250	2,559	(91)
Mortgage-backed and asset-backed securities	152	2,473	(105)	302	2,258	(67)
Redeemable preferred stock	12	190	(17)	4	21	(2)

Total fixed maturity securities	550	6,235	(234)	570	4,899	(162)
Total other securities	36	263	(27)	21	115	(13)

Total	586	$6,498	($261)	591	$5,014	($175)

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Millions)
December 31, 2006:
Obligations of states and political subdivisions	17	$78	($4)
Foreign governments	4	38	(1)
Corporate securities	596	6,453	(133)
Mortgage-backed and asset-backed securities	463	4,307	(102)
Redeemable preferred stock	4	27	(1)

Total fixed maturity securities	1,084	10,903	(241)
Total other securities	46	233	(23)

Total	1,130	$11,136	($264)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Millions)			(In Millions)
December 31, 2006:
Obligations of states and political subdivisions				17	$78	($4)
Foreign governments				4	38	(1)
Corporate securities	227	$2,680	($29)	369	3,773	(104)
Mortgage-backed and asset-backed securities	124	1,325	(16)	339	2,982	(86)
Redeemable preferred stock				4	27	(1)

Total fixed maturity securities	351	4,005	(45)	733	6,898	(196)
Total other securities	15	74	(5)	31	159	(18)

Total	366	$4,079	($50)	764	$7,057	($214)

The Company has evaluated fixed maturity and other securities with gross unrealized losses and determined that the unrealized losses are temporary and that the Company has the ability and intent to hold the securities until recovery.
Sub-prime mortgage lending is the origination of residential loans to customers with weak credit profiles. Alt-A mortgage lending is the origination of residential mortgage loans to customers who have credit ratings above sub-prime, but do not conform to government-sponsored enterprise standards. The slowing U.S. housing market, greater use of affordability mortgage products and relaxed underwriting standards for some originators for these loans has led to higher delinquency and loss rates, especially within the 2007 and 2006 vintage years.
The Company has exposure to sub-prime and Alt-A residential loans through direct purchases of residential mortgage-backed securities. These securities are included in the table above as mortgage-backed and asset-backed securities. The Company’s net carrying value and estimated fair value of direct investments to sub-prime residential mortgage-backed securities was $532 million and $514 million, respectively, as of December 31, 2007. 79% of these securities are rated Aaa and 19% Aa by an independent rating agency. The vintage year break-down of the underlying collateral for these securities is 2% originated during 2007, 1% during 2006, 22% during 2005, 34% during 2004 and 41% during 2003 and prior. The Company’s net carrying value and estimated fair value of direct investments to Alt-A residential mortgage-backed securities was $991 million and $972 million, respectively, as of December 31, 2007.

99% of these securities are rated Aaa by an independent rating agency. The vintage year break-down of the underlying collateral for these securities is 56% originated during 2007, 31% during 2006 and 13% during 2005 and prior.
The Company’s net carrying amount and estimated fair value of investments in CDOs that have exposure to sub-prime residential mortgage loans are both $58 million as of December 31, 2007. The ratings distribution of these holdings as of December 31, 2007 is 16% A, 74% A-, 5% Baa and 5% Baa-, as determined by an independent rating agency. Other than temporary impairments of $73 million were recorded for these investments during the year ended December 31, 2007, based upon projections of estimated future cash flows.
Monoline insurers guarantee the timely payment of principal and interest of certain securities. The Company’s net carrying value and estimated fair value of total monoline insured securities was $1.1 billion and $1.3 billion, respectively, as of December 31, 2007. Included in these amounts are monoline insured municipal securities with a net carrying value and estimated fair value of $877 million and $1.1 billion, respectively, as of December 31, 2007. Municipalities will often purchase monoline insurance to wrap a security issuance in order to benefit from better market execution. 100% of the overall credit quality of the municipal bond portfolio, including the benefits of monoline insurance, was rated AAA by an independent rating agency. The Company’s direct investments in monoline insurers are immaterial.
Assets with an estimated fair value of $1.7 billion as of December 31, 2007 are in a custodial account pledged as collateral to support $1.7 billion in funding agreements issued to the Federal Home Loan Bank (FHLB) of Topeka, which are included in policyholder account balances. Additional assets with an estimated fair value of $2.0 billion are also on deposit at the FHLB of Topeka in the custodian account and could be used for future issuances of funding agreements and other corporate debt. The Company maintains control over these assets.
The Company loans securities in connection with its securities lending program administered by a qualified financial institution. The Company requires an amount equal to 102% of the estimated fair value of the loaned securities to be separately maintained as collateral for the loaned securities. The collateral is restricted and not available for general use. Securities loaned were $2 million and $187 million as of December 31, 2007 and 2006, respectively.
Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Fixed maturity securities	$1,492	$1,411	$1,396
Equity securities	26	28	20
Mortgage loans	248	300	219
Real estate	68	58	56
Policy loans	209	193	197
Partnerships/joint ventures	170	133	108
Other	38	42	46

Gross investment income	2,251	2,165	2,042
Investment expense	137	123	124

Net investment income	$2,114	$2,042	$1,918

Net investment income includes prepayment fees on fixed maturity securities and mortgage loans of $43 million, $61 million and $21 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Fixed maturity securities:
Gross gains on sales	$117	$39	$43
Gross losses on sales	(23)	(37)	(64)
Other than temporary impairments	(98)	(6)	(32)
Other	20	12	4

Total fixed maturity securities	16	8	(49)

Equity securities:
Gross gains on sales	5	14	20
Other than temporary impairments		(3)
Other		1	1

Total equity securities	5	12	21

Trading securities	(1)	2	(8)
Real estate	18	9	8
Mortgage loans			(2)
Derivatives	(111)	26	63
Other investments	27	5	(10)

Total	($46)	$62	$23

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Available for sale securities:
Fixed maturity	($211)	($298)	($473)
Equity	(49)	(10)	(32)

Total	($260)	($308)	($505)

Trading securities	($2)	($2)	($14)

Trading securities totaled $129 million and $29 million as of December 31, 2007 and 2006, respectively. The cumulative unrealized gains on trading securities held as of December 31, 2007 and 2006 were zero and $2 million, respectively.
Fixed maturity securities, which have been non-income producing for the twelve months preceding December 31, 2007 and 2006, totaled $23 million and $26 million, respectively.
As of December 31, 2007 and 2006, fixed maturity securities of $13 million and $19 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. The Company had no investments that exceeded 10% of total stockholder’s equity as of December 31, 2007.

Mortgage loans on real estate are collateralized by properties primarily located throughout the U.S. As of December 31, 2007, $1,122 million, $423 million, $361 million, $348 million and $301 million were located in California, Florida, Washington, Texas and Washington D.C., respectively. As of December 31, 2007, $638 million was located in Canada.
The Company had a mortgage loan general valuation allowance of $27 million and $26 million as of December 31, 2007 and 2006, respectively. There were no defaults during the years ended December 31, 2007 and 2006, and one default of $2 million during the year ended December 31, 2005.
The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2007 or 2006.
Investments in real estate totaled $400 million and $151 million as of December 31, 2007 and 2006, respectively. There were no real estate write-downs during the years ended December 31, 2007, 2006 and 2005.
9.	DERIVATIVES AND HEDGING ACTIVITIES
The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, foreign exchange forward contracts, caps, floors, and options.
The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

The following table summarizes the notional amount and estimated fair value by hedge designation and derivative type. The notional amount of the variable annuity rider reinsurance contracts represents the full protected basis of the underlying embedded derivative and estimated fair value represents the amount recoverable from reinsurers based on the portion of risk ceded. Collateral received from or pledged to counterparties is not included in the amounts below.

	Notional Amount		Estimated Fair Value
	December 31,		December 31,
	2007	2006	2007	2006

	(In Millions)		(In Millions)
Cash flow hedges:
Foreign currency interest rate swaps	$8,043	$9,659	$219	$301
Forward starting interest rate swap agreements	1,935	1,785	29	(4)
Interest rate swaps	859	660	(9)	(4)

Total cash flow hedges	10,837	12,104	239	293

Fair value hedges:
Interest rate swaps	1,455	856	(33)	15
Foreign currency interest rate swaps	18	96	2	(2)
Other		43		(1)

Total fair value hedges	1,473	995	(31)	12

Derivatives not designated as hedging instruments:
Variable annuity rider embedded derivatives	27,935	19,090	(161)	84
Variable annuity derivatives — equity put swaps	2,827	1,950	18	(36)
Variable annuity derivatives — total return swaps	470	545	26	(2)
Variable annuity rider reinsurance contracts	7,358		23
Synthetic GICs	11,477	10,361
Floors and options	119	428	5	1
Credit default swaps	128	165	(4)	2
Other	728	754	(13)	(13)

Total derivatives not designated as hedging instruments	51,042	33,293	(106)	36

Total	$63,352	$46,392	$102	$341

Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded on the consolidated statements of financial condition. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

The following table summarizes the asset and liability values of the Company’s derivative instruments and are calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received or pledged, in accordance with legally enforceable counterparty master netting agreements. Net cash collateral received from counterparties was $270 million and $253 million as of December 31, 2007 and 2006, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the estimated fair value of derivatives in other investments or other assets. If the net estimated fair value exposure to the counterparty is positive, the amount is reflected in other investments or other assets, whereas, if the net estimated fair value exposure to the counterparty is negative, the estimated fair value is included in future policy benefits or other liabilities, depending on the nature of the derivative.

	Asset Value		Liability Value
	December 31,		December 31,
	2007	2006	2007	2006

	(In Millions)		(In Millions)
Other investments	$183	$165
Other assets	23
Future policy benefits			$161	($84)
Other liabilities			213	161

Total	$206	$165	$374	$77

As of December 31, 2007 and 2006, the Company had also accepted collateral consisting of various securities with an estimated fair value of $16 million and zero, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, and as of December 31, 2007 and 2006, $16 million and none of the collateral had been repledged, respectively.

As of December 31, 2007 and 2006, the Company had pledged cash collateral of zero and $19 million, respectively. This cash collateral is not included in cash and cash equivalents and the right to receive it is netted against the estimated fair value of derivatives recorded in other liabilities. As of December 31, 2007 and 2006, the Company provided collateral in the form of various securities of $14 million and zero, respectively, which are included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

CASH FLOW HEDGES

The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered probable to occur and are generally completed within 22 years of the inception of the hedge.

Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts. The main currencies that the Company hedges are the Euro, British Pound, and Canadian Dollar.

Forward starting interest rate swaps are used to hedge the variability in the future interest receipts or payments stemming from the anticipated purchase of fixed rate securities or issuance of fixed rate liabilities due to changes in benchmark interest rates. These derivatives are predominantly used to lock in interest rate levels to match future cash flow characteristics of assets and liabilities. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.
Interest rate swap agreements are used to convert a floating rate asset or liability to a fixed rate to hedge the variability of cash flows of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are predominantly used to better match the cash flow characteristics between assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

When a derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings, and the ineffective portion of changes in the estimated fair value of the derivative is recorded in net realized investment gain (loss). For the years ended December 31, 2007, 2006 and 2005, the gains and losses related to the ineffective portion of designated cash flow hedges were insignificant. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness. For the years ended December 31, 2007, 2006 and 2005, the Company had net losses of $21 million, $2 million and zero, respectively, reclassified from AOCI to earnings resulting from the discontinuance of cash flow hedges due to forecasted transactions that were no longer probable of occurring. Over the next twelve months, the Company anticipates that $15 million of deferred gains on derivative instruments in AOCI will be reclassified to earnings. For the years ended December 31, 2007, 2006 and 2005, all of the Company’s hedged forecasted transactions were determined to be probable of occurring.

FAIR VALUE HEDGES

The Company primarily uses interest rate swaps to manage its exposure to changes in the estimated fair values of its assets and liabilities due to fluctuations in the benchmark interest rate.

Interest rate swap agreements are used to convert a fixed rate asset or liability to a floating rate to hedge the changes in estimated fair value of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are used primarily to closely match the duration of the assets supporting specific liabilities.

When a derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For the years ended December 31, 2007, 2006 and 2005, hedge ineffectiveness related to designated fair value hedges reflected in net realized investment gain (loss) was insignificant. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company has certain insurance and reinsurance contracts that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity riders (VA Riders) are considered embedded derivatives and are recorded in future policy benefits.

The Company employs hedging strategies designed to mitigate the equity risk associated with the portion of VA Riders not covered by reinsurance. Equity put swaps are utilized to economically hedge against movements in the equity markets. These equity put swaps involve the exchange of periodic fixed rate payments for the return, at the end of the swap agreement, of the equity index below a specified strike price. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Additionally, the Company utilizes total return swaps based upon the S&P 500 Index (S&P 500) primarily to economically hedge the equity risk of the mortality and expense fees in its variable annuity products. These contracts provide periodic payments to the Company in exchange for the total return of the S&P 500 in the form of a payment or receipt, depending on whether the return relative to the index on trade date is positive or negative, respectively.
VA Riders on new variable annuity contracts issued since January 1, 2007 are partially covered by reinsurance. These reinsurance arrangements are used to offset a portion of the Company’s exposure to the VA Riders for the lives of the host variable annuity contracts issued since January 1, 2007. The ceded portion of the VA Riders is considered an embedded derivative and is recorded in other assets or other liabilities as either a reinsurance recoverable or reinsurance payable.

The decrease in the estimated fair value of the embedded derivatives, net of reinsurance, and net of the results of the variable annuity hedging strategies, which includes periodic derivative settlements, resulted in before DAC and pre-tax unrealized gains (losses) of ($178) million, ($30) million and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively, which were recorded as a component of net realized investment gain (loss).

Additionally, certain policy fee revenue related to the VA Riders of $78 million, $64 million and $29 million is included in net realized investment gain (loss) for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. The Company does not manage the assets underlying synthetic GICs; however, the Company pre-approves all investment guidelines to mitigate any investment risk. The Company receives a fee for providing liquidity to the benefit plan sponsor in the event that qualified plan benefit requests exceed plan cash flows. In the event that plan participant elections exceed the fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the fair value of the assets, then the Company is required to pay the ERISA Plan the difference. The estimated fair value of the assets was greater than the book value under the contracts by $34 million as of December 31, 2007. As of December 31, 2006, the estimated fair value of the assets was below the book value under the contracts by $64 million. As of December 31, 2006, the Company did not record a contingent liability as the probability of making a payment under these provisions was considered remote.

CREDIT EXPOSURE

Credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value, net of collateral received, if any. The credit exposure for over the counter derivatives as of December 31, 2007 was $196 million.

For all derivative contracts other than VA Riders and synthetic GICs, the Company enters into master agreements that may include a termination event clause associated with the Company’s insurer financial strength rating. If the Company’s insurer financial strength rating falls below a specified level assigned by certain rating agencies or, in most cases, if one of the rating agencies ceases to provide an insurer financial strength rating, the counterparty can terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2007, the Company’s insurer financial strength rating was above the specified level.

The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the Company’s credit exposure from derivative contracts is with investment grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

10.	POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2007	2006

	(In Millions)
Universal life	$17,742	$17,064
Funding agreements	9,190	8,016
Fixed account liabilities	4,159	4,396
GICs	926	1,268

Total	$32,017	$30,744

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,
	2007	2006

	(In Millions)
Annuity reserves	$4,184	$3,994
Unearned revenue reserve	726	590
Policy benefits payable	456	154
Life insurance	327	281
Closed Block liabilities	309	308
Other	23	14

Total	$6,025	$5,341

11.	DEBT

	December 31,
	2007	2006

	(In Millions)
Short-term debt: Commercial paper	$100

Long-term debt:
Surplus notes	150	$150
SFAS No. 133 fair value adjustment	13	6
Other non-recourse debt	119	9
VIE debt (Note 4)	15	22

Total long-term debt	297	187

Total short-term and long-term debt	$397	$187

SHORT-TERM DEBT

Pacific Life maintains a $700 million commercial paper program. The amount outstanding as of December 31, 2007 was $100 million, bearing an average interest rate of 4.4%. There was no commercial paper debt outstanding as of December 31, 2006. In addition, Pacific Life has a bank revolving credit facility of $400 million maturing in 2012 that serves as a back-up line of credit for the commercial paper program. This facility had no debt outstanding as of December 31, 2007 and 2006. As of and during the year ended December 31, 2007, Pacific Life was in compliance with the debt covenants related to this facility.

During a majority of the first nine months of 2006, Pacific Life was a member of the FHLB of San Francisco, which enabled Pacific Life to borrow from the FHLB of San Francisco amounts that were based on a percentage of statutory capital and surplus. During the third quarter of 2006, Pacific Life moved its membership in the FHLB from San Francisco to Topeka. Pacific Life has approval from the FHLB of Topeka to advance amounts up to 40% of Pacific Life’s statutory general account assets provided it has available collateral and is in compliance with debt covenant restrictions and insurance laws and regulations. There was no debt outstanding with the FHLB of Topeka as of December 31, 2007 and 2006.

In December 2006, PL&A became eligible to borrow from the FHLB of San Francisco amounts based on a percentage of statutory capital and surplus and could borrow up to amounts of $102 million. Of this amount, half, or $51 million, can be borrowed for terms other than overnight, out to a maximum term of nine months. These borrowings are at variable rates of interest, collateralized by certain mortgage loan and government securities. As of December 31, 2007 and 2006, PL&A had no debt outstanding with the FHLB of San Francisco.

LONG-TERM DEBT

Pacific Life has $150 million of surplus notes outstanding at an interest rate of 7.9%, maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the surplus notes can be made only with the prior approval of the Director of Insurance of the State of Nebraska.

Pacific Life entered into interest rate swaps converting the fixed interest rate surplus notes to variable rate notes based upon the London Interbank Offered Rate. In accordance with SFAS No. 133, the interest rate swaps were designated as fair value hedges of the surplus notes. The SFAS No. 133 fair value adjustment, which increased long-term debt by $13 million and $6 million as of December 31, 2007 and 2006, respectively, represents the cumulative change in the estimated fair value of the interest rate swaps. An offsetting fair value adjustment has also been recorded for the interest rate swap derivative instruments.

Certain subsidiaries of Pacific Asset Holding LLC (PAH), a wholly owned subsidiary of Pacific Life and formerly known as Pacific Asset Management LLC, entered into various term loans with third parties. Interest on these loans accrues at fixed rates, is payable monthly and range from 5.8% to 6.2% as of December 31, 2007. As of December 31, 2007, there was $87 million outstanding on these loans with maturities ranging from 2010 to 2012. None of these loans were in place at December 31, 2006. All of these loans are secured by real estate properties and are non-recourse to the Company.

Certain subsidiaries of PAH also entered into various property improvement loans with third parties for a maximum loan balance of $43 million. Interest on these loans accrues at variable rates, is payable monthly and range from 6.4% to 7.0% as of December 31, 2007. As of December 31, 2007, there was $32 million outstanding on these loans with maturities ranging from 2009 to 2011. As of December 31, 2006, only one of these loans was in place with a maximum loan balance of $12 million, interest rate of 7.8%, maturity in 2009 and an outstanding loan balance of $9 million. All of these loans are secured by real estate properties and are non-recourse to the Company.

12.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of the Company’s financial instruments are as follows:

	December 31, 2007		December 31, 2006
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value

	(In Millions)
Assets:
Fixed maturity and equity securities (Note 8)	$27,263	$27,263	$26,211	$26,211
Mortgage loans	4,585	4,800	3,567	3,682
Policy loans	6,410	6,410	6,068	6,068
Interest in PIMCO (Note 5)	288	288	286	286
Other invested assets	621	663	329	346
Derivative instruments (Note 9)	476	476	437	437
Collateral received	(270)	(270)	(272)	(272)
Cash and cash equivalents	521	521	1,341	1,341
Liabilities:
Funding agreements and GICs	10,116	10,262	9,284	9,262
Fixed account liabilities	4,159	4,159	4,396	4,396
Short-term and long-term debt	397	389	187	196
Derivative instruments (Note 9)	374	374	96	96
Collateral pledged			(19)	(19)
The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2007 and 2006:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a market rate that is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

OTHER INVESTED ASSETS

The estimated fair value of private equity investments is based on the ownership percentage of the underlying equity of the investments. The estimated fair value of trading securities is based on quoted market prices, and non marketable equity securities is based on management’s estimate of fair value.

COLLATERAL RECEIVED AND PLEDGED

The carrying values of cash collateral received and pledged approximate fair value due to the short-term maturities of these instruments.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS AND GICs

The fair value of funding agreements and GICs is estimated using the rates currently offered for deposits of similar remaining maturities.

FIXED ACCOUNT LIABILITIES

Fixed account liabilities include annuity and deposit liabilities. The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

SHORT-TERM AND LONG-TERM DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates. The estimated fair value of long-term debt is based on market quotes, except for VIE debt and non-recourse debt, for which the carrying amounts are reasonable estimates of their fair values because the interest rate approximates current market rates.

13.	OTHER COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the accompanying consolidated statements of stockholder’s equity. The disclosure of the gross components of other comprehensive income (loss) and related taxes are as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Unrealized gain (loss) on derivatives and securities available for sale, net
Gross holding gain (loss):
Securities available for sale	($239)	($289)	($533)
Derivatives	(68)	(33)	125
Income tax benefit	106	114	142
Reclassification adjustment — realized (gain) loss:
Sale of securities available for sale	(21)	(19)	28
Derivatives	(15)	(15)	(10)
Income tax expense (benefit)	12	11	(5)
Allocation of holding (gain) loss to DAC	(24)	(35)	57
Allocation of holding (gain) loss to future policy benefits	(15)	11	(16)
Income tax expense (benefit)	14	9	(15)

Unrealized loss on derivatives and securities available for sale, net	(250)	(246)	(227)

Other, net
Holding gain on interest in PIMCO and other security	5	6	29
Income tax on holding gain	(1)	(2)	(10)
Reclassification of realized gain on sale of interest in PIMCO		(32)	(104)
Income tax on realized gain		10	36

Net unrealized gain (loss) on interest in PIMCO and other security	4	(18)	(49)
Cumulative effect of adoption of new accounting principle, net of tax	(20)
Other, net of tax		2	3
Other, net	(16)	(16)	(46)

Total other comprehensive loss, net	($266)	($262)	($273)

14.	REINSURANCE

The Company has reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, and provide additional capacity for future growth.

As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance arrangements with this producer group’s reinsurance company.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

Certain no lapse guarantee rider (NLGR) benefits of Pacific Life’s UL insurance products are subject to Actuarial Guideline 38 (AG 38) statutory reserving requirements. U.S. GAAP benefit reserves for such riders are based on SOP 03-1. AG 38, as revised in October 2005 and in September 2006, results in additional statutory reserves on UL products with NLGRs issued after June 30, 2005. The U.S. GAAP benefit reserves relating to NLGRs issued after June 30, 2005 are ceded from Pacific Life to Pacific Alliance Reinsurance Ltd. (PAR Bermuda), a Bermuda-based life reinsurance company wholly owned by Pacific LifeCorp and PAR Vermont under reinsurance agreements. Funded reserves in a trust account with Pacific Life as beneficiary and irrevocable letters of credit, in which Pacific LifeCorp is the co-applicant with PAR Bermuda and PAR Vermont, provide security for statutory reserve credits taken by Pacific Life.
During 2006, the Company entered into treaties to reinsure a portion of new variable annuity business sold under modified coinsurance arrangements. In 2007, the Company increased the quota-share reinsured on new variable annuity business as well as extended reinsurance coverage under coinsurance agreements to cover portions of variable annuity living and death benefit riders.

Reinsurance receivables and payables generally include amounts related to claims, reserves and reserve related items. Reinsurance receivables were $349 million and $161 million as of December 31, 2007 and 2006, respectively. Reinsurance payables were $54 million and $8 million as of December 31, 2007 and 2006, respectively.

The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

The components of insurance premiums presented in the consolidated statements of operations are as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Direct premiums	$271	$249	$210
Reinsurance ceded	(274)	(248)	(208)
Reinsurance assumed	53	57	53

Insurance premiums	$50	$58	$55

Other revenues and benefit and expense items in the consolidated statements of operations are shown net of the following reinsurance transactions:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Reinsurance ceded netted against policy fees	$161	$145	$101
Reinsurance ceded netted against net investment income	298	278	272
Reinsurance ceded netted against net realized investment gain (loss)	19
Reinsurance ceded netted against investment advisory fees	12	2
Reinsurance ceded netted against interest credited	236	208	211
Reinsurance ceded netted against policy benefits	283	198	173
Reinsurance assumed included in policy benefits	38	30	16
Reinsurance ceded netted against commission expense	40	57	21
Reinsurance ceded netted against operating expense	47	39	20

15.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Pacific Life provides a defined benefit pension plan covering all eligible employees of the Company. Certain subsidiaries do not participate in this plan. The full-benefit vesting period for all participants is five years. Pacific Life’s funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as may be determined appropriate. All such contributions are made to a tax-exempt trust.

During 2007, the Company amended the defined benefit pension plan to terminate effective December 31, 2007. The net assets of the defined benefit pension plan will be allocated for payment of plan benefits to the participants in an order of priority determined in accordance with ERISA, applicable regulations thereunder and the defined benefit pension plan document. The final termination of the plan and payment of plan benefits to the participants is subject to regulatory approval.

In 2007, the defined benefit pension plan’s investment strategy was revised and the mutual fund investments were sold, transferred to a separate account of the Company and invested primarily in fixed income investments.

Effective January 1, 2005, the contribution credits for employees with less than 10 years of service were suspended and replaced by contribution credits into the Retirement Incentive Savings Plan (RISP) provided by Pacific Life pursuant to section 401(k) of the Internal Revenue Code. Effective January 1, 2007, the contribution credits for all other employees were suspended and also replaced by contribution credits into the RISP.

In addition, Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2007 and 2006, the projected benefit obligation was $34 million. The fair value of plan assets as of December 31, 2007 and 2006 was zero. The net periodic benefit cost of the SERPs was $6 million, $6 million and $26 million for the years ended December 31, 2007, 2006 and 2005, respectively. New provisions of the Internal Revenue Code allowed vested participants of certain non-qualified plans to receive distributions in 2005. Accordingly, $77 million was distributed to participants electing to receive distributions from the SERPs, which resulted in a settlement expense of $16 million for the year ended December 31, 2005.

In connection with the sale of the group insurance business (Note 6), and the resulting termination of a large group of the Company’s employees, the Company incurred $8 million in curtailment, settlement and special termination costs for the year ended December 31, 2005, which are included in discontinued operations.

Components of the net periodic pension expense are as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Service cost — benefits earned during the year	$2	$8	$8
Interest cost on projected benefit obligation	16	15	18
Expected return on plan assets	(16)	(19)	(18)
Settlement costs	4		21
Special termination costs			3
Amortization of net obligations and prior service cost	3	4	6

Net periodic pension expense	$9	$8	$38

The following tables set forth the changes in benefit obligation, plan assets and funded status reconciliation:

	December 31,
	2007	2006

	(In Millions)
Change in benefit obligation:
Benefit obligation, beginning of year	$280	$290
Service cost	2	8
Interest cost	15	15
Actuarial gain	(4)	(6)
Benefits paid	(45)	(27)

Benefit obligation, end of year	$248	$280

Change in plan assets:
Fair value of plan assets, beginning of year	$271	$260
Actual return on plan assets	16	28
Employer contributions	45	10
Benefits paid	(45)	(27)

Fair value of plan assets, end of year	$287	$271

Funded status reconciliation:
Funded status	$39	($9)
Unrecognized transition obligation		2
Unrecognized prior service cost		2
Unrecognized actuarial loss		46

Net amount recognized	$39	$41

	December 31,
	2007	2006

	(In Millions)
Amounts recognized in the consolidated statements of financial condition consist of:
Prior to adoption of the funded status provisions of SFAS No. 158:
Prepaid benefit cost	$104	$67
Accrued benefit liability	(34)	(34)
Intangible asset	3	4
Accumulated other comprehensive loss	3	4

Subsequent to adoption of the funded status provisions of SFAS No. 158:
Assets	$73
Liabilities	(34)

Net amount recognized	$39

Amounts recognized in AOCI consist of:
Initial net obligation	($1)
Prior service cost	(1)
Net loss	(34)

Accumulated other comprehensive loss	(36)
Accumulated contributions in excess of net periodic benefit cost	75

Net amount recognized	$39

Changes recognized in OCI:
Changes due to minimum liability and intangible asset recognized prior to adoption of SFAS No. 158:
Decrease in additional minimum liability	($1)	($3)
Decrease in intangible asset	1

Other comprehensive loss	$0	($3)

Amounts recognized as a component of net periodic benefit cost:
Total recognized in net periodic benefit cost and OCI	$9

Estimated amounts that will be amortized from AOCI over the next year:
Initial obligation	($1)

Total	($1)

Consolidated statement of financial condition adjustment:
Increase in accumulated other comprehensive loss, pre-tax, to reflect the adoption of SFAS No.158	$33

	December 31,
	2007	2006

Weighted-average assumptions used to determine benefit obligations:
Discount rate	6.25%	5.75%
Rate of compensation increase	N/A	N/A
Effective January 1, 2007, contribution credits to the defined benefit pension plan were suspended, thus, the rate of compensation increase assumption is no longer applicable.

	Years Ended December 31,
	2007	2006	2005

Weighted-average assumptions used to determine net periodic benefit costs:
Discount rate	5.75%	5.50%	5.75%
Expected long-term return on plan assets	6.13%	8.00%	8.00%
Rate of compensation increase	N/A	4.50%	4.00%
In developing the expected long-term rate of return on plan assets, the Company considers many factors. These factors consist of a review of historical returns and the future expectations for returns for each asset class, as well as the target asset allocation of the plan’s portfolio. This resulted in the selection of the 8.00% long-term rate of return on asset assumption for the first three months of 2007. In April 2007, the Company changed the asset allocation to fixed income assets in order to better match the expected duration of liabilities. The expected return on asset assumption was then lowered to 5.50% resulting in a weighted-average expected return on asset assumption of 6.13% for 2007.

Benefit payments for the year ended December 31, 2007 amounted to $45 million. Pacific Life expects to contribute $4 million to these plans in 2008. The expected benefit payments are as follows for the years ending December 31 (In Millions):

2008	2009	2010	2011	2012	2013-2017
$19	$21	$18	$19	$17	$81
The Company’s pension plan’s weighted-average asset allocations by asset category are as follows:

	December 31,
	2007	2006

Asset category:
Equity-type investments		69%
Fixed income investments	99%	30%
Other	1%	1%

Total	100%	100%

Prior to 2007, it was intended that the defined benefit pension plan assets be invested in equity-type and fixed income investments, as long as the investments were consistent with the assumption that more than average risk and appropriate overall diversification was maintained and liquidity was sufficient to meet cash flow requirements. The defined benefit pension plan established and maintained a fundamental and long-term orientation in the determination of asset mix and selection of investment funds. This tolerance for more than average risk and long-term orientation provided the basis for a larger allocation to equities with some additional bias to higher risk investments for higher return. In anticipation of the final settlement of the plan, the asset allocation was changed to fixed income assets in order to better match the expected duration of liabilities.

RETIREMENT INCENTIVE SAVINGS PLAN

Pacific Life provides a RISP covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. The RISP matches 75% of each employee’s contributions, up to a maximum of 6% of eligible employee compensation in cash. Since 1997, the RISP provided the Company match in the form of Pacific LifeCorp common stock. In October 2006, Pacific LifeCorp’s Board of Directors authorized a plan to terminate the Employee Stock Ownership Plan (ESOP) feature of the RISP, replace it with a cash match benefit and repurchase the outstanding allocated and unallocated shares of the ESOP. On October 25, 2006, the outstanding allocated and unallocated shares were repurchased by Pacific LifeCorp in cash for $112 million and an ESOP loan, with an outstanding balance of $2 million, was also repaid to Pacific Life. Contributions made by the Company to the RISP amounted to $24 million, $20 million and $20 million for the years ended December 31, 2007, 2006 and 2005, respectively, and are included in operating expenses.

Amounts loaned to the ESOP by Pacific Life were included in unearned ESOP shares. The unearned ESOP shares account was reduced as ESOP shares were released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants was different from the original issue price of those shares, the difference was recorded in paid-in capital.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they have reached normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for each of the years ended December 31, 2007, 2006 and 2005 was $1 million. As of December 31, 2007 and 2006, the accumulated benefit obligation was $18 million. The actuarial gain due to the Medicare subsidy was $2 million as of December 31, 2005. The fair value of the plan assets as of December 31, 2007 and 2006 was zero. The amount of accrued benefit cost included in other liabilities prior to the adoption of the funded status provisions of SFAS No. 158 was $20 million as of December 31, 2006. The liabilities recognized after the adoption of the funded status provisions of SFAS No. 158 were $18 million as of December 31, 2007.

The adjustment related to postretirement benefits to reflect the adoption of SFAS No. 158 resulted in an increase in AOCI of $2 million, pre-tax, as of December 31, 2007.

The discount rate used in determining the accumulated postretirement benefit obligation was 6.25% and 5.75% for 2007 and 2006, respectively.

Benefit payments for the year ended December 31, 2007 amounted to $3 million. The expected benefit payments are as follows for the years ending December 31 (In Millions):

2008	2009	2010	2011	2012	2013-2017
$3	$3	$4	$4	$4	$20

OTHER PLANS

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.
16.	INCOME TAXES

The provision for income taxes (benefit) is as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Current	$97	$149	$39
Deferred	1	49	61

Provision for income taxes from continuing operations	98	198	100
Provision (benefit) for income taxes on discontinued operations	18	(2)	24

Total	$116	$196	$124

A reconciliation of the provision for income taxes from continuing operations based on the prevailing corporate statutory tax rate of 35% to the provision for income taxes from continuing operations reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2007	2006	2005

	(In Millions)
Provision for income taxes at the statutory rate	$253	$282	$211
Separate account dividends received deduction	(103)	(43)	(33)
Low income housing and foreign tax credits	(33)	(34)	(33)
Nontaxable investment income	(4)	(5)	6
Amounts related to prior periods	(6)	1	(51)
Other	(9)	(3)

Provision for income taxes from continuing operations	$98	$198	$100

Upon adoption of FIN 48 on January 1, 2007 (Note 1), the Company had unrecognized tax benefits of $32 million, which relate entirely to an uncertain tax position regarding refund claims for the impact of short-term capital gains on computing dividends received deductions relating to the Company’s separate accounts (DRD). A reconciliation of the changes in the unrecognized tax benefits from January 1, 2007 to December 31, 2007 is as follows (In Millions):

Balance at January 1, 2007	$32
Additions and deletions	—

Balance at December 31, 2007	$32

Depending on the outcome of Internal Revenue Service (IRS) appeals proceedings, approximately $7 million of the unrecognized DRD tax benefits may be realized during the next twelve months. All realized tax benefits and related interest will be recorded as a discrete item that will impact the effective tax rate in the accounting period in which the uncertain DRD tax position is ultimately settled.

During the year ended December 31, 2007, the Company paid an immaterial amount of interest and penalties to state tax authorities.

The net deferred tax liability, included in other liabilities as of December 31, 2007 and 2006, is comprised of the following tax effected temporary differences:

	December 31,
	2007	2006

	(In Millions)
Deferred tax assets:
Policyholder reserves	$894	$825
Investment valuation	133	42
Deferred compensation	49	43
Interest in PIMCO	41	40
Dividends to policyholders	7	7

Total deferred tax assets	1,124	957

Deferred tax liabilities:
DAC	(1,187)	(1,108)
Hedging	(65)	(53)
Partnership income	(53)	(35)
Reinsurance	(51)	(12)
Retirement benefits	(19)	(13)
Depreciation	(9)	(7)
Other	(16)	(4)

Total deferred tax liabilities	(1,400)	(1,232)

Net deferred tax liability from continuing operations	(276)	(275)
Unrealized gain on derivatives and securities available for sale	(102)	(234)
Unrealized gain on interest in PIMCO and other security	(43)	(42)
Deferred taxes on cumulative changes in accounting principles	27
Minimum pension liability and other adjustments	1	1

Net deferred tax liability	($393)	($550)

SFAS No. 109, Accounting for Income Taxes requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that deferred tax assets will be realized through future taxable earnings.

The Company files income tax returns in U.S. Federal and various state jurisdictions and have tax years open by statute, or valid extension thereof, for tax years after 1997. The Company is under continuous audit by the IRS and is audited periodically by some state taxing authorities. The IRS and state taxing authorities have completed audits of the Company’s tax returns through the tax years ended December 31, 2003 and are currently auditing the tax years ended December 31, 2005 and 2004. The Company does not expect the Federal and state audits to result in any material assessments.

17.	SEGMENT INFORMATION

The Company has three operating segments: Life Insurance, Investment Management, and Annuities & Mutual Funds. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other segment.

The Life Insurance segment offers UL, VUL and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include regional life offices, sales centers, marketing organizations, wirehouse broker-dealer firms and a national producer group that has produced over 10% of the segment’s in force business.

The Investment Management segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

The Annuities & Mutual Funds segment offers variable annuities, fixed annuities and mutual funds to individuals and small businesses through Financial Industry Regulatory Authority (FINRA) firms, regional and national wirehouses, and financial institutions. FINRA was created in July 2007 through the consolidation of the National Association of Securities Dealers and the member regulation, enforcement and arbitration functions of the New York Stock Exchange.

The Corporate and Other segment primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of certain subsidiaries that do not qualify as operating segments. The Corporate and Other segment also includes the interest in PIMCO and the elimination of intersegment transactions. Discontinued operations (Note 6) are also included in Corporate and Other segment.

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes is allocated based on each segment’s actual tax provision.

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2007 and 2006, the Company had foreign investments with an estimated fair value of $6.8 billion and $6.4 billion, respectively.

The following is segment information as of and for the year ended December 31, 2007:

			Annuities
	Life	Investment	& Mutual	Corporate
	Insurance	Management	Funds	and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$777	$224	$779		$1,780
Net investment income	803	905	186	$220	2,114
Net realized investment gain (loss)	1	20	(99)	32	(46)
Investment advisory fees	29		298		327
Other income	9		84	5	98

Total revenues	1,619	1,149	1,248	257	4,273

BENEFITS AND EXPENSES
Interest credited	618	504	144		1,266
Policy benefits	308	535	12		855
Commission expenses	209	11	470		690
Operating expenses	252	34	346	108	740

Total benefits and expenses	1,387	1,084	972	108	3,551

Income from continuing operations before provision for income taxes	232	65	276	149	722
Provision (benefit) for income taxes	58	12	(6)	34	98

Income from continuing operations	174	53	282	115	624
Minority interest				(36)	(36)
Discontinued operations, net of taxes				11	11

Net income	$174	$53	$282	$90	$599

Total assets	$27,969	$16,163	$57,322	$3,049	$104,503
DAC	1,813	70	2,598		4,481
Separate account assets	6,529	333	50,743		57,605
Policyholder and contract liabilities	19,535	14,574	3,933		38,042
Separate account liabilities	6,529	333	50,743		57,605

The following is segment information as of and for the year ended December 31, 2006:

			Annuities
	Life	Investment	& Mutual	Corporate
	Insurance	Management	Funds	and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$722	$206	$610		$1,538
Net investment income	777	861	204	$200	2,042
Net realized investment gain (loss)	(6)	23	29	16	62
Realized investment gain on interest in PIMCO				32	32
Investment advisory fees	32		287		319
Other income	4	16	15	12	47

Total revenues	1,529	1,106	1,145	260	4,040

BENEFITS AND EXPENSES
Interest credited	588	478	153		1,219
Policy benefits	280	468	32		780
Commission expenses	189	11	406		606
Operating expenses	234	25	261	110	630

Total benefits and expenses	1,291	982	852	110	3,235

Income from continuing operations before provision for income taxes	238	124	293	150	805
Provision for income taxes	60	32	58	48	198

Income from continuing operations	178	92	235	102	607
Minority interest				(13)	(13)
Discontinued operations, net of taxes				(4)	(4)

Net income	$178	$92	$235	$85	$590

Total assets	$26,241	$15,118	$49,122	$2,716	$93,197
DAC	1,700	74	2,474		4,248
Separate account assets	5,838	52	43,010		48,900
Policyholder and contract liabilities	18,604	13,483	3,998		36,085
Separate account liabilities	5,838	52	43,010		48,900

The following is segment information for the year ended December 31, 2005:

			Annuities
	Life	Investment	& Mutual	Corporate
	Insurance	Management	Funds	and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$708	$168	$485		$1,361
Net investment income	752	828	225	$113	1,918
Net realized investment gain (loss)	(14)	7	26	4	23
Realized investment gain on interest in PIMCO				104	104
Investment advisory fees	28		220	1	249
Other income	1	10	8	4	23

Total revenues	1,475	1,013	964	226	3,678

BENEFITS AND EXPENSES
Interest credited	577	455	166		1,198
Policy benefits	275	415	16		706
Commission expenses	181	7	342		530
Operating expenses	236	26	247	133	642

Total benefits and expenses	1,269	903	771	133	3,076

Income from continuing operations before provision for income taxes	206	110	193	93	602
Provision for income taxes	44	25	13	18	100

Income from continuing operations	162	85	180	75	502
Cumulative adjustment due to change in accounting principle				(2)	(2)
Minority interest				(1)	(1)
Discontinued operations, net of taxes				43	43

Net income	$162	$85	$180	$115	$542

18.	TRANSACTIONS WITH AFFILIATES

Pacific Life Fund Advisors LLC, a wholly owned subsidiary of Pacific Life formed in 2007, serves as the investment adviser for the Pacific Select Fund, an investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. Prior to May 1, 2007, Pacific Life served in this capacity. Investment advisory and other fees are based primarily upon the net asset value of the underlying portfolios. These fees amounted to $326 million, $316 million and $246 million for the years ended December 31, 2007, 2006 and 2005, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Life Funds and other affiliates based on an allocation of actual costs. These fees amounted to $8 million, $7 million and $5 million for the years ended December 31, 2007, 2006 and 2005, respectively.

In addition, effective May 1, 2007, a service plan adopted by the Pacific Select Fund went into effect whereby the fund pays PSD, as distributor of the fund, a service fee in connection with services rendered or procured to or for shareholders of the fund or their variable contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations which assist in providing any of the services. For the period May 1, 2007 through December 31, 2007, PSD received $74 million in service fees from the Pacific Select Fund, which is recorded in other income. The service fees were allocated to the operating segments, primarily the Annuities & Mutual Funds segment (Note 17).
In April 2006, Pacific Life made a $16 million non-cash dividend to Pacific LifeCorp, consisting of a real estate investment, which resulted in a gain of $9 million for Pacific Life.

As discussed in Note 14, no lapse guarantee benefit riders are coinsured with PAR Bermuda.

19.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows (In Millions):

Years Ending December 31:
2008	$1,144
2009 through 2012	929
2013 and thereafter	73

Total	$2,146

The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $12 million, $11 million and $10 million for the years ended December 31, 2007, 2006 and 2005, respectively. In connection with the group insurance transaction (Note 6), PL&A is contingently liable for certain future rent and expense obligations, not to exceed $16 million, related to an office lease that was assigned to the buyer. Aggregate minimum future commitments are as follows (In Millions):

Years Ending December 31:
2008	$5
2009 through 2012	8
2013 and thereafter	1

Total	$14

In March 2007, the Company began construction of a new office building in Aliso Viejo, California that was completed in February 2008. The Company will retain its corporate headquarters in Newport Beach, California.

CONTINGENCIES — LITIGATION

During the year ended December 31, 2007, Pacific Life settled a national class action lawsuit, Cooper v. Pacific Life, for a combination of cash distributions and contract credits to owners of qualified annuity contracts who purchased their contracts between August 19, 1998, and April 30, 2002, or paid premium payments during that time period. Pacific Life strongly disagreed with the claims in the lawsuit. The settlement is not considered an admission or concession with respect to any claims made in the lawsuit and did not have a material adverse effect on the Company’s consolidated financial position. Distributions will be made to eligible class members beginning in the first quarter of 2008 and in accordance with the terms of the settlement agreement.

The Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and it is possible that in any case a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial position. The Company believes adequate provision has been made in its consolidated financial statements for all probable and estimable losses for litigation claims against the Company.

CONTINGENCIES — IRS REVENUE RULING

On August 16, 2007, the IRS issued Revenue Ruling 2007-54, which provided the IRS’ interpretation of tax law regarding the computation of the Company’s DRD. On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that has been added to the IRS’ 2007/2008 priority guidance plan. If, after public notice and comment, the IRS regulation project ultimately adopts the IRS’ interpretation contained in Revenue Ruling 2007-54, the Company could lose a substantial amount of DRD tax benefits, which could have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES — OTHER

In connection with the sale of certain broker-dealer subsidiaries (Note 6), certain indemnifications triggered by breaches of representations, warranties or covenants were provided by the Company. Also, included in the indemnifications is indemnification for certain third-party claims arising from the normal operation of these broker-dealers prior to the closing and within the nine month period following the sale. Management believes that its exposure to loss, if any, is not likely to have a material adverse effect on the Company’s consolidated financial statements.

In the course of its business, the Company provides certain indemnifications related to other dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

In relation to an asset securitization sponsored by Aviation Capital Group Corp., a wholly owned subsidiary of Pacific LifeCorp, Pacific Life is contingently obligated to purchase certain notes from the asset securitization trust to cover shortfalls in amounts due to the holders of the notes, up to certain levels as specified under the related agreements. As of December 31, 2007, the maximum potential amount of this future investment commitment was $50 million.

In connection with the operations of PSD, Pacific Life has made commitments to provide for additional capital funding as may be required.

See Note 9 for discussion of contingencies related to derivative instruments.

See Note 16 for discussion of other contingencies related to income taxes.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART C. OTHER INFORMATION

Item 27. Exhibits

(1)	(a)	Resolution of the Board of Directors of the Depositor dated November 22, 1989 and copies of the Memoranda concerning Pacific Select Exec Separate Account dated May 12, 1988 and January 26, 1993. [1]

	(b)	Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws. [1]

(2)	Inapplicable

(3)	(a)	Distribution Agreement Between Pacific Life Insurance Company and Pacific Mutual Distributors, Inc. (formerly known as Pacific Equities Network)[12]

	(b)	Form of Selling Agreement Between Pacific Mutual Distributors, Inc. and Various Broker-Dealers [2]

	(c)	Distribution Agreement Between Pacific Select Distributors, Inc. and T. Rowe Price Investment Services, Inc. [12]

(4)	(a)	Flexible Premium Variable Life Insurance Policy (P98-52M) [1]

	(b)	Annual Renewable Term Rider (form R98-ART) [1]

	(c)	Accounting Benefit Rider (form R98-ABR) [1]

	(d)	Accelerated Living Benefit Rider (form R92-ABR) [1]

	(e)	Spouse Term Rider (form R98-SPT) [1]

	(f)	Children’s Term Rider (form R84-CT) [1]

	(g)	Waiver of Charges (form R98-WC) [2]

	(h)	Accidental Death Benefit (form R84-AD) [1]

	(i)	Guaranteed Insurability Rider (form R84-GI) [1]

	(j)	Disability Benefit Rider (form R84-DB) [1]

	(k)	M&E Risk Charge Endorsement [4]

	(l)	Endorsement (E9852T) [4]

	(m)	Estate Tax Repeal Rider [5]

	(n)	Waiver of Charges (form R98-WC) [9]

	(o)	Guaranteed Insurability Rider (form R84-GI) [9]

	(p)	Flexible Premium Variable Life Insurance Policy (P04MVP) [10]

	(q)	Short Term No Lapse Guarantee Rider [10]

	(r)	Annual Renewable Term Rider (R04ART) [10]

	(s)	Accounting Benefit Rider (R04ABR) [10]

	(t)	Overloan Protection Rider (R05OLP) [11]

	(u)	Termination Credit Rider I (R05TC1) [11]

	(v)	Termination Credit Rider II (R05TC2) [11]

	(w)	Long-term Performance Rider [14]

	(x)	Minimum Earnings Benefit Rider [14]

	(y)	Guaranteed Minimum Distribution Rider [14]

	(z)	Guaranteed Minimum Distribution II Rider[29]

(5)	Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire [5]

(6)	(a)	Bylaws of Pacific Life Insurance Company [1]

	(b)	Articles of Incorporation of Pacific Life Insurance Company [1]

	(c)	Restated Articles of Incorporation of Pacific Life Insurance Company [13]

	(d)	Pacific Life Insurance Company Bylaws As Amended September 1, 2005 [13]

(7)	(a)	Form of Reinsurance Contract [8]

	(b)	Form of Reinsurance Contract with M-Life Insurance Company [10]

(8)	(a)	Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund [3]

	(b)	M Fund, Inc. Participation Agreement with Pacific Life Insurance Company [3]

	(c)	Addendum to Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund 8/14/00 [5]

	(d)	Addendum to Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund 12/22/00 [5]

	(e)	Addendum to Participation Agreement with M Fund Inc. 8/7/00 [5]

	(f)	Addendum to Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund dated 1/1/02 [7]

	(g)	Addendum to Participation Agreement with M Fund Inc. dated 12/11/01 [6]

	(h)	Addendum to Participation Agreement with M Fund Inc. dated 1/2/02 [7]

	(i)	M Fund, Inc. Participation Agreement with Pacific Life Insurance Company [9]

	(j)	Addenda to Participation Agreement with M Fund, Inc. dated 9/22/03 and 1/15/04 [10]

	(k)	Participation Agreement with Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III[11]

	(l)	Service Contract with Fidelity Distributors Corporation[11]

	(m)	Participation Agreement with Merrill Lynch Variable Series Fund, Inc.[12]

	(n)	Administrative Services Agreement with FAM Distributors, Inc.[11]

	(o)	Participation Agreement with T. Rowe Price Equity Series, Inc.[12]

	(p)	Administrative Service Agreement with T. Rowe Price Associates, Inc.[12]

	(q)	Participation Agreement with Van Eck Worldwide Insurance Trust[12]

	(r)	Service Agreement with Van Eck Securities Corporation[11]

	(s)	Participation Agreement between Pacific Life, PSD, American Funds Insurance Series, American Funds Distributors and Capital Research and Management Company. [12]

	(t)	Participation Agreement with Janus Aspen Series[16]

	(u)	Distribution and Shareholder Service Agreement with Janus Capital Management LLC[17]

	(v)	Administrative Services Agreement with Janus Distributors LLC[18]

	(w)	Participation Agreement with Lazard Retirement Series, Inc.[19]

	(x)	Service Agreement with Lazard Asset Management Securities LLC[20]

	(y)	Participation Agreement with Legg Mason Partners III[21]

	(z)	Service Agreement with Legg Mason Investor Services, LLC[22]

	(aa)	Participation Agreement with MFS Variable Insurance Trust[23]

	(bb)	Service Agreement with Massachusetts Financial Services Company[24]

	(cc)	Participation Agreement with Premier VIT[25]

	(dd)	Service Agreement with OpCap Advisors LLC[26]

	(ee)	Participation Agreement with XTF Advisors Trust[27]

	(ff)	Service Agreement with XTF Advisors L.P.[28]

	(gg)	Addenda to M Fund Inc. Participation Agreement with Pacific Life Insurance Company and Pacific Life & Annuity Company [15]

	(hh)	Form of Amendment to Participation Agreement[30]

	(ii)	Form of Amendment to Service Agreement[31]

	(jj)	Form of Amendment to Service Contract[32]

(9)	Inapplicable

(10)	Inapplicable

(11)	Form of Opinion and consent of legal officer of Pacific Life as to legality of Policies being registered [10]

(12)	Inapplicable

(13)	Inapplicable

(14)	(a)	Consent of Independent Registered Public Accounting Firm
	(b)	Consent of Independent Auditors

(15)	Inapplicable

(16)	Inapplicable

(17)	Memorandum Describing Issuance, Transfer and Redemption Procedures [1]

(18)	Power of Attorney[15]

[1]	Filed as part of Registration Statement on Form S-6 via EDGAR on August 10, 1998, File No. 333-61135, Accession Number 0001017062-98-001706.

[2]	Filed as part of Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 via EDGAR on November 19, 1999, File No. 333-61135, Accession Number 0001017062-98-002349.

[3]	Filed as part of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 via EDGAR on February 29, 2000, File No. 333-61135, Accession Number 0001017062-00-000579.

[4]	Filed as part of Post-Effective Amendment No. 8 to the Registration Statement on Form S-6 via EDGAR on December 1, 2000, File No. 333-61135, Accession Number 0001017062-00-002423.

[5]	Filed as part of Post-Effective Amendment No. 10 to the Registration Statement on Form S-6 via EDGAR on April 26, 2001, File No. 333-61135, Accession Number 0001017062-01-500099.

[6]	Filed as part of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 via EDGAR on December 28, 2001, File No. 333-61135, Accession Number 0001017062-01-500992.

[7]	Filed as part of Post-Effective Amendment No. 14 to the Registration Statement on Form S-6 via EDGAR on April 30, 2002, File No. 333-61135, Accession Number 0001017062-02-000841.

[8]	Filed as part of Post-Effective Amendment No. 15 to the Registration Statement on Form N-6 via EDGAR on February 20, 2003, File No. 333-61135, Accession Number 0001017062-03-000287.

[9]	Filed as part of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on April 29, 2003, File No. 333-61135, Accession Number 0001017062-03-000982.

[10]	Filed as part of Post-Effective Amendment No. 21 to the Registration Statement on Form N-6 via EDGAR on March 1, 2004, File No. 333-61135, Accession Number 0001193125-04-032162.

[11]	Filed as part of Post-Effective Amendment No. 24 to the Registration Statement on Form N-6 via EDGAR on February 10, 2005, File No. 333-61135, Accession Number 0000892569-05-000053.

[12]	Filed as part of Post-Effective Amendment No. 34 to the Registration Statement on Form N-6 via EDGAR on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254.

[13]	Filed as part of Post-Effective Amendment No. 27 to the Registration Statement on Form N-6 via EDGAR on December 6, 2005, File No. 333-61135, Accession Number 0000892569-05-001148.

[14]	Filed as part of Post-Effective Amendment No. 28 to the Registration Statement on Form N-6 via EDGAR on December 23, 2005, File No. 333-61135, Accession Number 0000892569-05-001358.

[15]	Filed as Exhibit 8(j) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 via EDGAR on February 28, 2007, File No. 333-138906, Accession Number 0000892569-07-000175.

[16]	Filed as Exhibit 8(k) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[17]	Filed as Exhibit 8(l) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[18]	Filed as Exhibit 8(m) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[19]	Filed as Exhibit 8(n) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[20]	Filed as Exhibit 8(o) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[21]	Filed as Exhibit 8(p) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[22]	Filed as Exhibit 8(q) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[23]	Filed as Exhibit 8(r) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[24]	Filed as Exhibit 8(s) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[25]	Filed as Exhibit 8(t) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[26]	Filed as Exhibit 8(u) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[27]	Filed as Exhibit 8(v) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[28]	Filed as Exhibit 8(w) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444.

[29]	Filed as part of Post-Effective Amendment No. 35 to the Registration Statement on Form N-6 filed via EDGAR on August 30, 2007, File No. 333-61135, Accession Number 0000892569-07-001165.
[30]	Filed as Exhibit 8(y) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 filed via EDGAR on September 28, 2007, File No. 333-118913, Accession Number 0000892569-07-001219.
[31]	Filed as Exhibit 8(z) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 filed via EDGAR on September 28, 2007, File No. 333-118913, Accession Number 0000892569-07-001219.
[32]	Filed as Exhibit 8(aa) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 filed via EDGAR on September 28, 2007, File No. 333-118913, Accession Number 0000892569-07-001219.

Item 28. Directors and Officers of Pacific Life

Name and Address	Positions and Offices with Pacific Life

James T. Morris	Director, President and Chief Executive Officer
Khanh T. Tran	Director, Executive Vice President and Chief Financial Officer
Sharon A. Cheever	Director, Senior Vice President and General Counsel
Audrey L. Milfs	Director, Vice President and Corporate Secretary
Michael A. Bell	Executive Vice President
Edward R. Byrd	Senior Vice President and Chief Accounting Officer
Denis P. Kalscheur	Vice President and Treasurer
Brian D. Klemens	Vice President and Controller

The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660

Item 29. Persons Controlled by or Under Common Control with Pacific Life Insurance Company (Pacific Life) or Pacific Select Exec Separate Account.
Pacific Life is a Nebraska Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company), which is, in turn, 100% owned by Pacific Mutual Holding Company (a California Mutual Holding Company).
PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
LEGAL STRUCTURE

	Jurisdiction of	Percentage of
	Incorporation or	Ownership by its
	Organization	Immediate Parent
Pacific Mutual Holding Company	California
Pacific LifeCorp	Delaware	100
Pacific Life Insurance Company	Nebraska	100
Pacific Life & Annuity Company	Arizona	100
Pacific Select Distributors, Inc.	California	100
Pacific Select Group, LLC	Delaware	100
Associated Financial Group, Inc.	California	100
Associated Planners Investment Advisory, Inc.	California	100
Associated Securities Corp.	California	100
M.L. Stern & Co., LLC	Delaware	100
Tower Asset Management, LLC	Delaware	100
Mutual Service Corporation#	Michigan	100
Contemporary Financial Solutions, Inc.	Delaware	100
United Planners’ Group, Inc.	Arizona	100
United Planners’ Financial Services of America (1)	Arizona	See (1) below
UPFSA Insurance Agency of Arizona, Inc.	Arizona	100
Waterstone Financial Group, Inc.	Illinois	100
Sorrento Pacific Financial, LLC	California	15
Pacific Asset Management LLC	Delaware	100
Carson-Pacific LLC	Delaware	40
Pacific Financial Products Inc.	Delaware	100
Allianz Global Investors of America, L.P. (2)	Delaware	See (2) below
Pacific TriGuard Partners LLC	Delaware	100
Newport TriGuard Fund II LLC	Delaware	100
Montauk TriGuard Partners III LP#	Delaware	100
Grayhawk Golf Holdings, LLC	Delaware	95
Grayhawk Golf L.L.C.	Arizona	100
Las Vegas Golf I, LLC	Delaware	100
Angel Park Golf, LLC	Nevada	100
The Oaks Golf Club, LLC	Delaware	100
CW Atlanta, LLC	Delaware	100
City Walk Towers, LLC	Delaware	90
Kinzie Member, LLC	Delaware	100
Parcel B Owner LLC	Delaware	88
Kinzie Parcel A Member, LLC	Delaware	100
Parcel A Owner LLC	Delaware	90
Kierland One, LLC	Delaware	100
Confederation Life Insurance and Annuity Company	Georgia	100
Asset Management Finance Corporation	Delaware	43
AMF-ACM Finance LLC	Delaware	100
Pacific Life Fund Advisors LLC	Delaware	100
Pacific Mezzanine Associates L.L.C.	Delaware	67
Pacific Mezzanine Investors L.L.C.	Delaware	100
Pacific Select LLC	Delaware	100
College Savings Bank	New Jersey	100
Pacific Asset Funding, LLC	Delaware	100
PL Trading Company, LLC	Delaware	100
Pacific Life Trade Services, Limited	Hong Kong	100
Pacific Life & Annuity Services, Inc.	Colorado	100
Bella Sera Holdings, LLC	Delaware	100
Pacific Alliance Reinsurance Ltd.	Bermuda	100
Aviation Capital Group Corp.	Delaware	100
ACG Acquisition Corporation V	Delaware	100
ACG Acquisition 40 LLC	Delaware	100
ACG Acquisition 41 LLC	Delaware	100
ACG Acquisition VI LLC	Nevada	50
ACG Acquisition XIX LLC	Delaware	20
ACG XIX Holding LLC	Delaware	100
Aviation Capital Group Trust	Delaware	100
ACG Acquisition XV LLC	Delaware	100
ACG Acquisition XX LLC	Delaware	100
ACG Acquisition Ireland, Limited	Ireland	100
ACG Acquisition Labuan Ltd.	Labuan	100
ACG Acquisition Sweden AB	Sweden	100
ACG Acquisition XXI LLC	Delaware	100
ACG Trust 2004 -1 Holding LLC	Delaware	100
ACG Funding Trust 2004-1	Delaware	100
ACG Acquisition 42 LLC	Delaware	100
ACG Trust II Holding LLC	Delaware	100
Aviation Capital Group Trust II	Delaware	100
ACG Acquisition XXV LLC	Delaware	100
ACG Acquisition 37 LLC	Delaware	100
ACG Acquisition 38 LLC	Delaware	100
ACG Acquisition Ireland II, Limited	Ireland	100
ACG Acquisition XXIX LLC	Delaware	100
ACG Acquisition XXX LLC	Delaware	100
ACG Acquisition 31 LLC	Delaware	100
ACG Acquisition 32 LLC	Delaware	100
ACG Acquisition 33 LLC	Delaware	100
ACG Acquisition 34 LLC	Delaware	100
ACG Acquisition 35 LLC	Delaware	100
ACG Acquisition 36 LLC	Delaware	100
ACG Acquisition 39 LLC	Delaware	100
ACGFS LLC	Delaware	100
Boullioun Aviation Services Inc.	Washington	100
Boullioun Aviation Services (International) Inc.	Washington	100
Boullioun Aviation Services (Bermuda) Limited	Bermuda	100
Boullioun Aviation Services (Netherlands) BV	Netherlands	100
Boullioun Aircraft Holding Company, Inc.	Washington	100
Boullioun Portfolio Finance III LLC	Nevada	100
ACG Funding 2005-1 Holding LLC	Delaware	100
ACG Funding Trust 2005-1	Delaware	100
BAHC (Bermuda) One Limited	Bermuda	100
29141 Statutory Trust	Connecticut	100
ACG Acquisition 30288 LLC	Delaware	100
ACG Acquisition 30743 LLC	Delaware	100
ACG Acquisition 30746 LLC	Delaware	100
ACG Acquisition Ireland III Limited	Ireland	100
Northern Aircraft Leasing AS	Norway	100
ACG III Holding LLC	Delaware	100
ACG Trust III	Delaware	100
RAIN I LLC	Delaware	100
RAIN II LLC	Delaware	100
RAIN III LLC	Delaware	100
RAIN IV LLC	Delaware	100
RAIN V LLC	Delaware	100
RAIN VI LLC	Delaware	100
RAIN VII LLC	Delaware	100
RAIN VIII LLC	Delaware	100
ACG Acquisition 30271 LLC	Delaware	100
ACG Acquisition 30286 LLC	Delaware	100
ACG Acquisition 30744 LLC	Delaware	100
ACG Acquisition 30745 LLC	Delaware	100
ACG Acquisition 30293 LLC	Delaware	100
ACG Acquisition 1176 LLC	Delaware	100
0168 Statutory Trust	Connecticut	100
0179 Statutory Trust	Connecticut	100
Bellevue Aircraft Leasing Limited	Ireland	100
Rainier Aircraft Leasing (Ireland) Limited	Ireland	100
ACG Acquisition (Cyprus) Ltd.	Cyprus	100
ACG 2006-ECA LLC	Delaware	100
ACG Acquisition 2692 LLC	Delaware	100
ACG ECA-2006 Ireland Limited	Ireland	100
ACG Acquisition 2987 LLC	Delaware	100
ACG Acquisition 3141 LLC	Delaware	100
ACG Acquisition Aruba NV	Aruba	100
ACG Trust 2006-1 Holding LLC	Delaware	100
ACG Funding Trust 2006-1	Delaware	100
ACG Acquisition Ireland IV Limited	Ireland	100
ACG Capital Partners LLC	Delaware	50
Bellevue Coastal Leasing LLC	Washington	100
ACG Capital Partners Ireland Limited	Ireland	100

(1)	United Planners Group is the general partner and holds an approximately 45% general partnership interest.

(2)	Pacific Financial Products, Inc. own the Class E units.

#	Abbreviated structure

Item 30. Indemnification

(a)	The Distribution Agreement between Pacific Life and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life or the Separate Account. Pacific Life shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

PSD hereby agrees to indemnify and hold harmless Pacific Life, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

(b)	The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. Of this Agreement.

Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker- Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 31. Principal Underwriters

PSD (formerly Pacific Mutual Distributors, Inc.) also acts as principal underwriter for Pacific Select Separate Account of Pacific Life, Pacific Select Variable Annuity Separate Account of Pacific Life, Pacific Corinthian Variable Separate Account of Pacific Life, Separate Account A of Pacific Life, Separate Account B of Pacific Life, Pacific Select Exec Separate Account of PL&A, Separate Account A of PL&A and Pacific Select Fund.

Name	Positions and Offices with Underwriter
Adrian S. Griggs	Director, VP, Chief Financial Officer
Gerald W. Robinson	Director, Chairman, Chief Executive Officer
Michael A. Bell	Director, EVP
Dewey Bushaw	SVP
Robert C. Hsu	SVP, Chief Information Officer
Richard J. Schindler	SVP
Edward R. Byrd	SVP
Martha A. Gates	SVP
Thomas Gibbons	VP, Tax
Brian D. Klemens	VP, Treasurer
M. Kathleen McWard	VP
Audrey L. Milfs	VP, Secretary
Alyce F. Peterson	VP
Gail Cobin Moscoso	VP
S. Kendrick Dunn	AVP, Compliance
Jane M. Guon	AVP, Assistant Secretary

The principal business address of each of the above individuals is c/o Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

Compensation from the Registrant.

(1)	(2)	(3)	(4)	(5)

Compensation on Events
Occasioning
Name of	Net Underwriting	the Deduction of a Deferred	Brokerage	Other
Principal Underwriter	Discounts and Commissions	Sales Load	Commissions	Compensation
PSD	N/A	N/A	N/A	N/A

Item 32. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 33. Management Services

Not applicable

Item 34. Fee Representation

REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Pacific Select Exec Separate Account of Pacific Life Insurance Company, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 38 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and State of California, on this 15th day of April, 2008.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
(Registrant)

By:	PACIFIC LIFE INSURANCE COMPANY (Depositor)

By:

James T. Morris* President and Chief Executive Officer

*By:	/s/ SHARON A. CHEEVER

Sharon A. Cheever

as attorney-in-fact

(Power of Attorney is contained as Exhibit 18 in Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 for the Pacific Select Exec Separate Account, filed on February 14, 2007, File No. 333-118913, Accession No. 0000892569-07-000110, and incorporated by reference herein.)

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 38 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

	Signature	Title	Date

	* James T. Morris	Director, President and Chief Executive Officer	, 2008

	* Khanh T. Tran	Director, Executive Vice President and Chief Financial Officer	, 2008

	/s/ SHARON A. CHEEVER Sharon A. Cheever	Director, Senior Vice President and General Counsel	, 2008

	* Audrey L. Milfs	Director, Vice President and Corporate Secretary	, 2008

	* Michael A. Bell	Executive Vice President	, 2008

	* Edward Byrd	Senior Vice President and Chief Accounting Officer	, 2008

	Denis P. Kalscheur	Vice President and Treasurer	, 2008

	* Brian D. Klemens	Vice President and Controller	, 2008

*By:	/s/ SHARON A. CHEEVER		April 15, 2008

Sharon A. Cheever as attorney-in-fact

(Power of Attorney is contained as Exhibit 18 in Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 for the Pacific Select Exec Separate Account, filed on February 14, 2007, File No. 333-118913, Accession No. 0000892569-07-000110, and incorporated by reference herein.)